UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02368

Name of Registrant: Vanguard Fixed Income Securities Funds
Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2015 – July 31, 2015

Item 1: Reports to Shareholders

Semiannual Report | July 31, 2015

Vanguard U.S. Government Bond Funds

Vanguard Short-Term Treasury Fund

Vanguard Short-Term Federal Fund

Vanguard Intermediate-Term Treasury Fund

Vanguard GNMA Fund

Vanguard Long-Term Treasury Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	4
Advisors’ Report.	10
Short-Term Treasury Fund.	15
Short-Term Federal Fund.	31
Intermediate-Term Treasury Fund.	47
GNMA Fund.	62
Long-Term Treasury Fund.	80
About Your Fund’s Expenses.	94
Trustees Approve Advisory Arrangements.	97
Glossary.	99

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended July 31, 2015
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Treasury Fund
Investor Shares	0.58%	0.33%	-0.19%	0.14%
Admiral™ Shares	0.68	0.37	-0.19	0.18
Barclays U.S. 1–5 Year Treasury Bond Index				0.11
Short-Term U.S. Treasury Funds Average				0.16
Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Short-Term Federal Fund
Investor Shares	0.73%	0.41%	-0.22%	0.19%
Admiral Shares	0.83	0.46	-0.22	0.24
Barclays U.S. 1–5 Year Government Bond Index				0.13
Short-Intermediate U.S. Government Funds Average				-0.17
Short-Intermediate U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Intermediate-Term Treasury Fund
Investor Shares	1.53%	0.80%	-1.87%	-1.07%
Admiral Shares	1.63	0.85	-1.87	-1.02
Barclays U.S. 5–10 Year Treasury Bond Index				-1.66
General U.S. Treasury Funds Average				-4.32
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard GNMA Fund
Investor Shares	1.98%	1.12%	-1.07%	0.05%
Admiral Shares	2.08	1.16	-1.07	0.09
Barclays U.S. GNMA Bond Index				0.23
GNMA Funds Average				0.25

GNMA Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Total Returns

Six Months Ended July 31, 2015
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Long-Term Treasury Fund
Investor Shares	2.72%	1.24%	-10.47%	-9.23%
Admiral Shares	2.82	1.29	-10.47	-9.18
Barclays U.S. Long Treasury Bond Index				-9.11
General U.S. Treasury Funds Average				-4.32

General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance

January 31, 2015, Through July 31, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Treasury Fund
Investor Shares	$10.75	$10.73	$0.034	$0.000
Admiral Shares	10.75	10.73	0.040	0.000
Vanguard Short-Term Federal Fund
Investor Shares	$10.82	$10.79	$0.045	$0.006
Admiral Shares	10.82	10.79	0.050	0.006
Vanguard Intermediate-Term Treasury Fund
Investor Shares	$11.66	$11.43	$0.094	$0.012
Admiral Shares	11.66	11.43	0.100	0.012
Vanguard GNMA Fund
Investor Shares	$10.88	$10.71	$0.121	$0.054
Admiral Shares	10.88	10.71	0.126	0.054
Vanguard Long-Term Treasury Fund
Investor Shares	$14.19	$12.61	$0.177	$0.100
Admiral Shares	14.19	12.61	0.183	0.100

Chairman’s Letter

Dear Shareholder,

After a strong run in the last fiscal year, bond prices declined and volatility increased over the half year ended July 31, 2015. Demand from risk-averse investors, which had surged in January amid concerns about deflation and the shaky pace of global growth, slackened over much of the period, as the economic picture brightened and the Federal Reserve appeared closer to raising short-term interest rates.

With weaker demand depressing the prices of longer-term bonds in particular, Vanguard Long-Term Treasury Fund returned –9.23%. (All returns and yields cited in this letter are for the funds’ Investor Shares.) More modest price declines for shorter-term bonds helped the four other funds perform better; their returns ranged from –1.07% for Vanguard Intermediate-Term Treasury Fund to 0.19% for Vanguard Short-Term Federal Fund.

In relative terms, the two Short-Term Funds came in a step ahead of their benchmarks, and the Intermediate-Term Fund did even better; the two other funds lagged theirs. Compared with their peers, the Short-Term Federal Fund and Intermediate-Term Treasury Fund outperformed the average return for their peer groups. The Short-Term Treasury Fund was roughly in line with the average for its peer group, while the two other funds lagged theirs.

The 30-day SEC yield for Vanguard GNMA Fund declined to 1.98% on July 31 from 2.22% six months earlier. For the four other funds, the yield rose by between 11 and

59 basis points over the same period. (A basis point is one-hundredth of a percentage point.)

On a separate note, the GNMA Fund marked its 35th anniversary in June. I would like to take this opportunity to thank the fund’s advisor, Wellington Management Company, for its stewardship of the fund throughout our long and productive working relationship.

Fixed income fared poorly both at home and abroad

Prices of U.S. taxable bonds declined in four of the six months, producing a return of –1.47%. U.S. municipal bonds held up a little better, but the slide in their prices more than offset the income they generated as well. Their return was –0.92%.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –3.79%, curbed by the dollar’s strength against many foreign currencies. Without this currency effect, international bonds returned about –1%.

Returns were negligible for money market funds and savings accounts as the Fed’s target for short-term rates remained at 0%–0.25%.

U.S. stocks proved resilient in a challenging environment

The broad U.S. stock market returned more than 6% over the six months. Corporate earnings generally exceeded forecasts, and investors seemed encouraged by the monetary stimulus efforts of other nations’ central banks.

Market Barometer

			Total Returns
		Periods Ended July 31, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.47%	2.82%	3.27%
Barclays Municipal Bond Index (Broad tax-exempt market)	-0.92	3.56	4.39
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.02	0.05

Stocks
Russell 1000 Index (Large-caps)	6.60%	11.24%	16.45%
Russell 2000 Index (Small-caps)	6.98	12.03	15.27
Russell 3000 Index (Broad U.S. market)	6.61	11.28	16.35
FTSE All-World ex US Index (International)	4.26	-3.74	6.23

CPI
Consumer Price Index	2.12%	0.17%	1.83%

But stocks also encountered hurdles. During the latter part of the period, Greece’s debt crisis and a swoon by Chinese stocks weighed on global markets. The strong U.S. dollar’s negative effect on the profits of U.S.-based multinational companies, valuations that some investors perceived as high, and muddled economic news also roiled stocks at times.

For U.S. investors, international stocks returned about 4%; results would have been more robust if not for the dollar’s strength against many foreign currencies. Returns for the developed markets of Europe and the Pacific region surpassed those of emerging markets, which declined.

The outlook improved for growth and inflation

Some of the uncertainties weighing on the global economy lifted a little as the half year progressed. At home, growth seemed to get back on track after a first quarter marked by severe winter weather in the Northeast and a port strike on the West Coast.

The labor market made gains despite job losses in the energy sector, consumer confidence held up, and the construction sector continued to heal. And abroad, data on the pace of expansion in the euro zone and Japan proved more robust than expected, thanks in part to central bank bond-buying programs aimed at keeping borrowing costs low to encourage household spending and business investment.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Short-Term Treasury Fund	0.20%	0.10%	0.57%
Short-Term Federal Fund	0.20	0.10	0.97
Intermediate-Term Treasury Fund	0.20	0.10	0.51
GNMA Fund	0.21	0.11	0.95
Long-Term Treasury Fund	0.20	0.10	0.51

The fund expense ratios shown are from the prospectus dated May 27, 2015, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2015, the funds’ annualized expense ratios were: for the Short-Term Treasury Fund, 0.19% for Investor Shares and 0.09% for Admiral Shares; for the Short-Term Federal Fund, 0.19% for Investor Shares and 0.09% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.19% for Investor Shares and 0.09% for Admiral Shares; for the GNMA Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; and for the Long-Term Treasury Fund, 0.19% for Investor Shares and 0.09% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2014.

Peer groups: For the Short-Term Treasury Fund, Short-Term U.S. Treasury Funds; for the Short-Term Federal Fund, Short-Intermediate U.S. Government Funds; for the Intermediate-Term Treasury Fund, General U.S. Treasury Funds; for the GNMA Fund, GNMA Funds; and for the Long-Term Treasury Fund, General U.S. Treasury Funds.

These improvements helped to allay deflationary fears, which stood center stage at the beginning of the period. They also helped to counter negative developments such as flare-ups in the Greek debt crisis, the shift to a slower pace of growth in China, and continued weakness in commodity prices.

Because of the brighter economic outlook and the greater likelihood of a Fed rate hike, Treasury bond yields rose and prices fell across the maturity spectrum. This was especially true among longer-dated securities. The drop in bond prices cut more than 10 percentage points from the return of the Long-Term Treasury Fund and almost 2 percentage points from the Intermediate-Term Treasury Fund. And in this low interest rate environment, there wasn’t a lot of earned income to cushion those price drops.

The other funds saw more modest declines in the value of their holdings, ranging from 0.19 to 1.07 percentage points; they earned enough interest income to push their returns into positive territory. (See the capital and income returns by fund in the Your Fund’s Total Returns table on page 1.)

Such sharp price drops can be disconcerting. Keep in mind, however, that prices surged higher in the previous six months and, for the 12 months ended July 31, returns for all five funds were positive. More important, while bond prices may fluctuate—sometimes significantly—income tends to be a bigger driver of bond performance over the long term.

The shorter-than-benchmark durations of the short and intermediate funds helped their performance relative to their benchmarks. So, too, did their allocations

Yields
	30-Day SEC Yields on
	January 31,	July 31,
Bond Fund (Investor Shares)	2015	2015
Short-Term Treasury	0.47%	0.58%
Short-Term Federal	0.59	0.73
Intermediate-Term Treasury	1.26	1.53
GNMA	2.22	1.98
Long-Term Treasury	2.13	2.72

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to government mortgage-backed securities, which generally offered some incremental income over Treasury and agency debt. The Intermediate-Term Treasury Fund performed best, outstripping its benchmark by 60 basis points.

Three of those four funds also came close to or bested the average return for their peer groups. The Long-Term Treasury Fund was the exception because its peers may hold short- and intermediate-term securities. The Intermediate-Term Treasury Fund

Do you have the right ‘asset location’ for your bond fund?

Investors who want to maximize returns and minimize taxes should consider their “asset location,” or how their investments are spread among different types of accounts.

Broadly speaking, accounts are either tax-advantaged (as in tax-free or tax-deferred) or they’re taxable. IRAs and 401(k) plans, of course, are tax-advantaged.

As part of a series called IRA Insights (available at vanguard.com/research), analysts from Vanguard’s Investment Strategy Group studied data from hundreds of thousands of Vanguard accounts to determine how well investors were locating their assets. From a tax standpoint, were people choosing the optimal account type for a particular investment?

The analysts noted that bonds are tax-inefficient, because their return is almost entirely income. So investors are generally best served by holding them (and balanced funds, which include bonds) in IRAs and other tax-advantaged accounts. Otherwise, income from the bonds will drive up an investor’s annual tax liability, even if the income is automatically reinvested in a bond or balanced fund. And unlike qualified stock dividends, which are taxed at a preferential rate, bond income gets taxed at a higher “ordinary” income rate.

As you can see in results shown below from the study, there appears to be an opportunity for some bond investors to improve their asset location. These investors may be paying more in taxes than they need to.

Over half of investors with a choice own bonds in taxable accounts

Notes: Based on an analysis of almost 700,000 Vanguard IRA@ account owners who also have taxable investments at Vanguard and who own at least some bond investments. Data are as of December 31, 2014.

Source: Vanguard.

8

again stood out, with a return more than 3 percentage points ahead of its peer-group average.

The GNMA Fund’s return was virtually flat, putting it a step behind its benchmark and peer group. Holding higher-coupon securities helped offset the drag from its duration and its yield curve positioning.

For a more detailed discussion of the management of the funds, please see the Advisors’ Report that follows this letter.

As your investment costs go down, your chance for success can go up

Being an investor can be frustrating at times: You’re planning for your financial future, but some factors—for example, the financial markets—are beyond your control. Although you can’t control the markets, you do have some choice in how much you pay to invest in them. And what you pay can greatly affect your chance for success.

At Vanguard, as you know, we take minimizing costs seriously. Indeed, that’s one of our four investment principles. (You can read more in

Vanguard’s Principles for Investing Success, available at vanguard.com/ research.) Paying less in expenses has an intuitive, immediate appeal.

Less obvious, perhaps, is the enormous advantage that low costs can offer over time.

Imagine two well-diversified portfolios, each with a starting balance of $100,000 and each earning a yearly return of 6%, which is reinvested over a 30-year period. In one scenario, the investor pays expenses totaling 0.25% of assets every year; in the other, the investor pays 0.90%. (Keep in mind that this is a hypothetical example and doesn’t represent any particular investment.)

After 30 years, the lower-cost portfolio has a balance of more than $530,000, while the higher-cost portfolio has a balance of almost $440,000. What might seem like a trifling cost difference at the start becomes a meaningful difference in the long term—in this example, nearly $100,000.

Increasingly, investors recognize the importance of minimizing costs. According to Morningstar, over the past 10 years, 95% of cash flows have gone into funds ranked in the lowest 20% in terms of their expenses. We’re pleased to see this trend, because it means investors are keeping more of their returns. By doing so, they’re giving themselves a better chance of reaching their financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 12, 2015

9

Advisors’ Report

For the Short-, Intermediate-, and Long-Term Treasury Funds and the Short-Term Federal Fund

For the six months ended July 31, 2015, returns for the U.S. Government Bond Funds managed by Vanguard’s Fixed Income Group ranged from 0.24% for Admiral Shares of the Short-Term Federal Fund to –9.23% for Investor Shares of the Long-Term Treasury Fund. The returns of the funds exceeded those of their benchmarks, except for the Long-Term Treasury Fund. Compared with the average returns of their peers, the Short-Term Federal and Intermediate-Term Treasury Funds outperformed, and the Short- and Long-Term Treasury Funds lagged.

The investment environment

Volatility in the bond market picked up as expectations continued to shift about the strength of the economy at home and abroad as well as the timing of the Federal Reserve’s first interest rate increase in nearly ten years.

Solid growth in the last half of 2014 led the market to anticipate a Fed rate hike in March. But, as it did a year earlier, harsh winter weather put a chill on the U.S. economy. The rapid fall in oil prices, while saving consumers money at the gas pump, put the brakes on energy-related employment and capital spending. And while many economists expected that consumers would take advantage of the gas savings by spending more, they instead showed caution by paying down debt and saving

Yields of U.S. Treasury Securities
	January 31,	July 31,
Maturity	2015	2015
2 years	0.52%	0.73%
3 years	0.83	1.05
5 years	1.27	1.62
10 years	1.75	2.26
30 years	2.32	2.94
Source: Vanguard.

10

more. Europe showed signs of weakness at the beginning of the year as well, prompting the European Central Bank to embark on its own quantitative easing program. All of these factors, combined with a stronger U.S. dollar that reduced import prices, squelched inflationary pressures and contributed to the Fed’s decision to delay raising rates.

The economy rebounded as the year progressed, though more modestly than expected. Retail spending picked up, the housing market showed signs of gaining traction, and the economy continued to add jobs at an annual rate of around 2 million. But the data weren’t strong enough and inflation still wasn’t close enough to its 2% target for the Fed to raise rates in June, especially with the Greek crisis playing out in the background and Chinese growth coming in weak.

Although bond yields fluctuated in response to these changes in outlook, they ended the fiscal half year higher. The 10-year Treasury yield, for example, started the period at 1.75%—a low not seen since 2013—and finished 51 basis points higher at 2.26%. (A basis point is one-hundredth of a percentage point.) Longer-dated bonds rose even more sharply.

Management of the funds

We maintained a structurally short duration stance in the Short- and Intermediate-Term Funds versus their benchmarks. (Duration is a measure of sensitivity of a fund’s holdings to changes in interest rates.) This conservative positioning can be a drag on performance when rates are falling, but it added to relative performance of the funds, especially the Intermediate-Term Fund, over the six months as rates moved higher.

The Treasury Funds and Short-Term Federal Fund held out-of-benchmark allocations to mortgage-backed securities, and the Federal Fund had an overweight to them. Although market volatility hurt the prices of these securities, the incremental yield they offered over Treasuries and agency debt proved to be a net positive for the funds. We will continue to look for opportunities to add to the funds’ exposure to these securities for the potential yield enhancement they offer. Those opportunities may arise should the outlook for volatility decline or the securities’ valuations reach more attractive levels.

With the volatility in the market, we had some success in managing the yield curve exposure of the funds. The shifts in expectations about when the Fed would raise interest rates gave us the chance to position the funds tactically to benefit from the compression and widening of yields.

In the early part of the year, we added some 30-year break-even exposure as energy prices collapsed and the outlook for inflation dimmed—a move that captured additional return for the funds when we sold the positions.

11

In the Short-Term Federal Fund, we also focused on finding relative value in the agency and mortgage-backed securities sectors.

The outlook

We expect U.S. gross domestic product to grow at an annual rate comfortably above 2% for the remainder of the year. We also anticipate that headline inflation will trend higher toward 2% in 2016.

Consequently, we think the initial “liftoff” of the Fed’s key short-term interest rate will take place before the end of 2015. We expect any subsequent increases to be gradual and done in small increments given the current disinflationary pressures of a strong U.S. dollar, the slowing of China’s economy, and soft commodity prices.

Of course, rising interest rates put bond investors at risk of short-term declines in principal. Nevertheless, we don’t expect significant declines such as those that occurred in the “taper tantrum” of 2013, when longer-term rates jumped in reaction to news that the Fed expected to start winding down its bond-buying program.

In fact, higher rates will enable the funds to reinvest the proceeds from maturing securities at higher yields. And a gradual move to higher rates would be good news for the economy. Unlike in past cycles, when the Fed tightened monetary policy to cool down an economy in danger of overheating, a measured rise in short-term rates would signal that the economy no longer needs emergency support.

Although the environment appears uncertain about when monetary policy will normalize, we remain cognizant of those risks and will continue to position the funds accordingly.

Gregory Davis, CFA, Principal and Head of Fixed Income Group Gemma Wright-Casparius, Principal and Portfolio Manager Brian Quigley, Portfolio Manager Vanguard Fixed Income Group August 14, 2015

For the GNMA Fund

For the six months ended July 31, 2015, Investor Shares of Vanguard GNMA Fund returned 0.05% and Admiral Shares returned 0.09%. The fund underperformed its benchmark index as well as the average return of peer-group funds.

Investment environment

Growth in the major developed markets stabilized during the period, while emerging-market growth continued to languish, held back by an economic slowdown in Asia. Economic data in the euro zone improved, and more countries participated in the upturn. Headline inflation rose, moving back into positive territory and triggering a rebound in inflation expectations. Though the Greek debt crisis muddied the outlook, European Central Bank President Mario Draghi indicated that the central bank’s stimulus measures were filtering through

12

to the economy and that he intended to continue the asset-purchase program to its end. China’s central bank entered an aggressive monetary-easing cycle to counter deflationary risks and slowing growth after first-quarter gross domestic product hit its weakest level since the global financial crisis.

U.S. data released toward the end of the period suggested that economic activity picked up after a weak first quarter. On the consumer side, income growth was solid, consumption rose, and confidence remained elevated. The housing market gained some momentum as new and existing home sales rose and home prices continued to post healthy gains. Payroll growth and unemployment trends also remained favorable. The manufacturing sector remained weak but showed early signs of a gradual improvement. Consumer prices rose but remained subdued on a year-over-year basis, a potential complication for the Fed as it edges toward raising interest rates.

Despite lowering its growth and inflation forecasts slightly at its June meeting, the Fed hinted that U.S. rates were still on track to rise later this year. The downward shift in Fed officials’ predictions of interest rates, however, signaled a slight delay in the timing of hikes. Fed Chair Janet Yellen maintained a cautious tone, noting that the Federal Open Market Committee would raise rates only gradually in the coming years; the precise timing of the first hike would depend heavily on data and events.

Agency mortgage-backed securities (MBS) generated a total return of 0.09% over the six months, underperforming duration-equivalent Treasuries by 0.30 percentage point as measured by Wellington Management. Early in the period, mortgage rates moved in tandem with interest rates, while the latter part of the period was dominated by global macro events such as those in Greece and China that weighed on most spread sectors during the period. While MBS were not immune, mortgage underperformance was relatively subdued and spreads ended the period five basis points tighter at 28. Thirty-year Ginnie Maes (GNMAs) marginally outperformed conventional mortgage securities (those backed by Fannie Mae and Freddie Mac), while 15-year conventionals underper-formed 30-year securities and lower-coupon MBS generally underperformed those with higher coupons.

Fund successes

The fund’s underweight to 30-year GNMA MBS contributed to relative performance during the period, as did our stake in collateralized mortgage obligations, which outperformed MBS passthroughs. Coupon positioning and security selection in the GNMA MBS market also helped, as our overweights were concentrated in high-coupon seasoned securities. The fund’s underweights, on the other hand, were focused on lower coupons that suffered more during the period.

13

Fund shortfalls

Duration and yield curve positioning drove the fund’s underperformance relative to its benchmark. The fund was positioned with a flattening bias, which hurt performance as front-end yields increased less than longer-term rates. Its out-of-benchmark allocation to Fannie Mae multi-family Delegated Underwriting and Servicing securities also weighed on relative results.

Fund positioning

We are maintaining a relatively neutral stance in MBS and will continue to trade the mortgage basis opportunistically. Though spreads widened again in the second quarter and are wider year-to-date, they are not yet at levels where we would consider adding risk. Further increases in volatility, brought on either by geopolitical events or uncertainty around the Fed’s next move, could continue to put pressure on spreads. However, we expect the widening to be constrained because over the longer term, increases in the relative supply of Treasuries should create support for MBS. In addition, the U.S. rate structure’s attractiveness compared with those of other developed markets should drive demand from international buyers.

Within agency pass-throughs, we have little exposure to the 15-year sector. We own conventionals (Fannie Mae- and Freddie Mac-issued securities) in lieu of GNMAs, although we have reduced both positions as the sectors cheapened to some extent. Our underweight in GNMAs is concentrated in 3%–4.5% coupons; we continue to view these assets as modestly rich at current price spreads. Outside of pass-throughs, we continue to prefer assets with more stable duration profiles, such as Fannie Mae Delegated Underwriting and Servicing bonds and collateralized mortgage obligations, which should perform better in an environment of rising volatility. We continue to be positioned with a bias toward a flatter yield curve.

Michael F. Garrett
Senior Managing Director and
Fixed Income Portfolio Manager

Wellington Management Company LLP

August 14, 2015

14

Short-Term Treasury Fund

Fund Profile
As of July 31, 2015

Share-Class Characteristics

	Investor		Admiral
	Shares		Shares
Ticker Symbol	VFISX		VFIRX
Expense Ratio[1]	0.20%		0.10%
30-Day SEC Yield	0.58%		0.68%

Financial Attributes

		Barclays Barclays
		1–5 Year	Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	118	154	9,496
Yield to Maturity
(before expenses)	0.9%	0.9%	2.4%
Average Coupon	1.4%	1.6%	3.2%
Average Duration	2.3 years	2.7 years	5.6 years
Average Effective
Maturity	2.5 years	2.7 years	7.8 years
Short-Term
Reserves	-4.4%	—	—
The fund invested a portion of its cash reserves in equity and fixed income markets through the use of index futures contracts. After the effect of the futures investments, the fund's temporary cash portion was negative.

Sector Diversification (% of portfolio)
Government Mortgage-Backed			4.8%
Treasury/Agency			95.2
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Barclays	Barclays
	1–5 Year	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	0.94	0.67
Beta	0.68	0.22
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year		-4.8%
1 - 3 Years		82.8
3 - 5 Years		18.0
5 - 7 Years		4.0

Distribution by Credit Quality (% of portfolio)
U.S. Government		98.2%
Not Rated		1.8

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 27, 2015, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2015, the annualized expense ratios were 0.19% for Investor Shares and 0.09% for Admiral Shares.

15

Short-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2005, Through July 31, 2015
				Barclays
				1–5 Year
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2006	3.20%	-1.34%	1.86%	1.46%
2007	4.30	-0.48	3.82	3.83
2008	4.58	5.26	9.84	10.35
2009	2.70	1.79	4.49	5.84
2010	1.60	0.90	2.50	1.95
2011	1.09	0.83	1.92	2.94
2012	0.68	1.56	2.24	3.38
2013	0.41	-0.02	0.39	0.45
2014	0.36	-0.08	0.28	0.38
2015	0.51	0.50	1.01	1.75
2016	0.33	-0.19	0.14	0.11
Note: For 2016, performance data reflect the six months ended July 31, 2015.

Average Annual Total Returns: Periods Ended June 30, 2015

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/28/1991	0.77%	0.91%	1.83%	0.87%	2.70%
Admiral Shares	2/13/2001	0.87	1.01	1.95	0.87	2.82

See Financial Highlights for dividend and capital gains information.

16

Short-Term Treasury Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (104.6%)
U.S. Government Securities (99.6%)
	United States Treasury Note/Bond	0.500%	7/31/16	16,000	16,023
	United States Treasury Note/Bond	0.625%	8/15/16	151,000	151,353
	United States Treasury Note/Bond	0.500%	8/31/16	48,000	48,060
	United States Treasury Note/Bond	1.000%	8/31/16	81,000	81,531
	United States Treasury Note/Bond	3.000%	8/31/16	51,000	52,426
	United States Treasury Note/Bond	0.875%	9/15/16	77,000	77,385
	United States Treasury Note/Bond	0.500%	9/30/16	82,000	82,089
	United States Treasury Note/Bond	1.000%	9/30/16	76,000	76,499
	United States Treasury Note/Bond	3.000%	9/30/16	54,000	55,595
	United States Treasury Note/Bond	0.625%	10/15/16	68,000	68,170
	United States Treasury Note/Bond	0.375%	10/31/16	105,000	104,918
	United States Treasury Note/Bond	1.000%	10/31/16	47,000	47,323
	United States Treasury Note/Bond	3.125%	10/31/16	76,000	78,517
	United States Treasury Note/Bond	0.625%	11/15/16	99,000	99,217
	United States Treasury Note/Bond	4.625%	11/15/16	63,000	66,347
	United States Treasury Note/Bond	7.500%	11/15/16	20,000	21,788
1	United States Treasury Note/Bond	0.500%	11/30/16	150,000	150,070
	United States Treasury Note/Bond	0.875%	11/30/16	115,000	115,611
	United States Treasury Note/Bond	0.625%	12/15/16	140,000	140,263
	United States Treasury Note/Bond	0.625%	12/31/16	165,000	165,310
	United States Treasury Note/Bond	0.875%	12/31/16	140,000	140,743
	United States Treasury Note/Bond	3.250%	12/31/16	51,000	52,960
	United States Treasury Note/Bond	0.750%	1/15/17	125,000	125,430
	United States Treasury Note/Bond	0.500%	1/31/17	90,000	89,986
	United States Treasury Note/Bond	0.875%	1/31/17	110,000	110,584
	United States Treasury Note/Bond	0.625%	2/15/17	176,100	176,320
	United States Treasury Note/Bond	4.625%	2/15/17	35,000	37,182
	United States Treasury Note/Bond	0.500%	2/28/17	70,000	69,957
	United States Treasury Note/Bond	0.875%	2/28/17	86,000	86,444
	United States Treasury Note/Bond	3.000%	2/28/17	50,000	51,914
	United States Treasury Note/Bond	0.750%	3/15/17	100,000	100,312
	United States Treasury Note/Bond	0.500%	3/31/17	97,000	96,894
	United States Treasury Note/Bond	1.000%	3/31/17	48,000	48,337
	United States Treasury Note/Bond	3.250%	3/31/17	9,000	9,397
	United States Treasury Note/Bond	0.875%	4/15/17	80,000	80,375
	United States Treasury Note/Bond	0.500%	4/30/17	70,000	69,880
	United States Treasury Note/Bond	0.875%	5/15/17	45,000	45,204

17

Short-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	4.500%	5/15/17	28,000	29,921
United States Treasury Note/Bond	0.625%	5/31/17	159,800	159,750
United States Treasury Note/Bond	2.750%	5/31/17	46,000	47,761
United States Treasury Note/Bond	0.875%	6/15/17	76,000	76,333
United States Treasury Note/Bond	0.625%	6/30/17	113,250	113,180
United States Treasury Note/Bond	0.750%	6/30/17	76,000	76,154
United States Treasury Note/Bond	2.500%	6/30/17	40,000	41,400
United States Treasury Note/Bond	0.875%	7/15/17	62,000	62,242
United States Treasury Note/Bond	2.375%	7/31/17	61,000	63,040
United States Treasury Note/Bond	0.875%	8/15/17	51,000	51,175
United States Treasury Note/Bond	0.625%	8/31/17	16,000	15,972
United States Treasury Note/Bond	1.875%	8/31/17	71,500	73,220
United States Treasury Note/Bond	1.000%	9/15/17	72,000	72,405
United States Treasury Note/Bond	0.625%	9/30/17	54,000	53,874
United States Treasury Note/Bond	1.875%	9/30/17	60,000	61,453
United States Treasury Note/Bond	0.875%	10/15/17	67,000	67,167
United States Treasury Note/Bond	0.750%	10/31/17	63,000	62,980
United States Treasury Note/Bond	1.875%	10/31/17	25,000	25,613
United States Treasury Note/Bond	0.875%	11/15/17	40,000	40,088
United States Treasury Note/Bond	0.625%	11/30/17	96,000	95,640
United States Treasury Note/Bond	1.000%	12/15/17	91,000	91,440
United States Treasury Note/Bond	0.750%	12/31/17	69,000	68,892
United States Treasury Note/Bond	2.750%	12/31/17	75,000	78,469
United States Treasury Note/Bond	0.875%	1/15/18	55,000	55,060
United States Treasury Note/Bond	0.875%	1/31/18	51,000	51,048
United States Treasury Note/Bond	2.625%	1/31/18	36,000	37,586
United States Treasury Note/Bond	1.000%	2/15/18	105,000	105,394
United States Treasury Note/Bond	3.500%	2/15/18	52,000	55,445
United States Treasury Note/Bond	0.750%	2/28/18	80,000	79,750
United States Treasury Note/Bond	2.750%	2/28/18	52,000	54,502
United States Treasury Note/Bond	0.750%	3/31/18	54,000	53,789
United States Treasury Note/Bond	2.875%	3/31/18	25,000	26,305
United States Treasury Note/Bond	0.750%	4/15/18	88,500	88,127
United States Treasury Note/Bond	0.625%	4/30/18	72,000	71,426
United States Treasury Note/Bond	2.625%	4/30/18	26,000	27,207
United States Treasury Note/Bond	1.000%	5/31/18	43,000	43,067
United States Treasury Note/Bond	2.375%	5/31/18	10,000	10,402
United States Treasury Note/Bond	1.125%	6/15/18	127,500	128,098
United States Treasury Note/Bond	1.375%	6/30/18	9,817	9,932
United States Treasury Note/Bond	2.375%	6/30/18	32,000	33,290
United States Treasury Note/Bond	0.875%	7/15/18	232,000	231,311
United States Treasury Note/Bond	1.375%	7/31/18	12,000	12,131
United States Treasury Note/Bond	2.250%	7/31/18	7,000	7,259
United States Treasury Note/Bond	1.500%	8/31/18	35,000	35,481
United States Treasury Note/Bond	1.250%	10/31/18	56,000	56,263
United States Treasury Note/Bond	1.750%	10/31/18	9,000	9,191
United States Treasury Note/Bond	1.250%	11/30/18	28,000	28,109
United States Treasury Note/Bond	1.375%	11/30/18	11,000	11,094
United States Treasury Note/Bond	1.375%	12/31/18	13,000	13,093
United States Treasury Note/Bond	1.500%	12/31/18	82,000	82,922
United States Treasury Note/Bond	1.500%	1/31/19	23,000	23,248
United States Treasury Note/Bond	1.375%	2/28/19	18,000	18,107
United States Treasury Note/Bond	1.500%	2/28/19	28,000	28,289
United States Treasury Note/Bond	1.625%	3/31/19	27,500	27,883
United States Treasury Note/Bond	1.625%	4/30/19	26,200	26,556

18

Short-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	3.125%	5/15/19	30,000	32,058
United States Treasury Note/Bond	1.125%	5/31/19	14,000	13,930
United States Treasury Note/Bond	1.500%	5/31/19	23,600	23,799
United States Treasury Note/Bond	1.625%	6/30/19	37,000	37,463
United States Treasury Note/Bond	0.875%	7/31/19	13,000	12,773
United States Treasury Note/Bond	1.625%	7/31/19	26,000	26,301
United States Treasury Note/Bond	1.000%	8/31/19	27,000	26,629
United States Treasury Note/Bond	1.625%	8/31/19	19,000	19,217
United States Treasury Note/Bond	1.000%	9/30/19	36,000	35,466
United States Treasury Note/Bond	1.750%	9/30/19	35,000	35,536
United States Treasury Note/Bond	1.250%	10/31/19	14,000	13,930
United States Treasury Note/Bond	1.000%	11/30/19	27,000	26,528
United States Treasury Note/Bond	1.625%	12/31/19	30,000	30,248
United States Treasury Note/Bond	1.250%	1/31/20	30,000	29,733
United States Treasury Note/Bond	1.375%	1/31/20	20,000	19,931
United States Treasury Note/Bond	1.125%	3/31/20	13,000	12,785
United States Treasury Note/Bond	1.375%	3/31/20	77,000	76,639
United States Treasury Note/Bond	1.375%	4/30/20	154,000	153,085
United States Treasury Note/Bond	1.500%	5/31/20	48,000	47,985
United States Treasury Note/Bond	1.625%	6/30/20	82,700	83,088
United States Treasury Note/Bond	1.625%	7/31/20	55,000	55,241
				6,972,313
Conventional Mortgage-Backed Securities (5.0%)
[2,3,4] Fannie Mae Pool	3.500%	9/1/45	219,750	227,441
[2,3,4] Fannie Mae Pool	4.000%	9/1/45	115,000	122,025
[2,3] Fannie Mae Pool	7.000%	11/1/15–3/1/16	19	19
[2,3] Freddie Mac Gold Pool	6.000%	5/1/18–4/1/28	165	187
[2,3] Freddie Mac Gold Pool	7.000%	12/1/15–1/1/16	5	5
				349,677
Total U.S. Government and Agency Obligations (Cost $7,297,451)				7,321,990

			Shares
Temporary Cash Investment (1.8%)

Money Market Fund (1.8%)

5 Vanguard Market Liquidity Fund
(Cost $126,578)	0.152%	126,578,000	126,578

Total Investments (106.4%) (Cost $7,424,029)			7,448,568

	Expiration
	Date	Contracts
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.00	8/21/15	115	(102)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $128.00	8/21/15	206	(84)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.50	8/21/15	114	(70)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $128.50	8/21/15	33	(8)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $126.00	8/21/15	114	(20)

19

Short-Term Treasury Fund

			Market
	Expiration		Value•
	Date	Contracts	($000)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.50	8/21/15	159	(15)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.00	8/21/15	115	(7)
Total Liability for Options Written (Premiums received $291)			(306)
Other Assets and Liabilities (-6.4%)
Other Assets			429,926
Liabilities			(875,009)
			(445,083)
Net Assets (100%)			7,003,179

			Amount
			($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers			7,321,990
Affiliated Vanguard Funds			126,578
Total Investments in Securities			7,448,568
Receivables for Investment Securities Sold			404,175
Receivables for Accrued Income			19,085
Receivables for Capital Shares Issued			3,842
Other Assets			2,824
Total Assets			7,878,494
Liabilities
Payables for Investment Securities Purchased			865,347
Option Contracts Written			306
Other Liabilities			9,662
Total Liabilities			875,315
Net Assets			7,003,179

20

Short-Term Treasury Fund

At July 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	6,975,245
Undistributed Net Investment Income	22
Accumulated Net Realized Gains	4,606
Unrealized Appreciation (Depreciation)
Investment Securities	24,539
Futures Contracts	(1,218)
Options on Futures Contracts	(15)
Net Assets	7,003,179

Investor Shares—Net Assets
Applicable to 91,841,908 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	985,263
Net Asset Value Per Share—Investor Shares	$10.73

Admiral Shares—Net Assets
Applicable to 560,965,018 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,017,916
Net Asset Value Per Share—Admiral Shares	$10.73

  See Note A in Notes to Financial Statements.
  Securities with a value of $2,601,000 have been segregated as initial margin for open futures contracts.
  The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
  Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2015.
  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
  See accompanying Notes, which are an integral part of the Financial Statements.

21

Short-Term Treasury Fund

Statement of Operations

Six Months Ended
July 31, 2015
($000)
Investment Income
Income
Interest[1]	28,812
Total Income	28,812
Expenses
The Vanguard Group—Note B
Investment Advisory Services	341
Management and Administrative—Investor Shares	693
Management and Administrative—Admiral Shares	1,783
Marketing and Distribution—Investor Shares	110
Marketing and Distribution—Admiral Shares	499
Custodian Fees	36
Shareholders’ Reports—Investor Shares	87
Shareholders’ Reports—Admiral Shares	40
Trustees’ Fees and Expenses	3
Total Expenses	3,592
Net Investment Income	25,220
Realized Net Gain (Loss)
Investment Securities Sold	2,395
Futures Contracts	2,399
Options on Futures Contracts	555
Realized Net Gain (Loss)	5,349
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(22,633)
Futures Contracts	1,208
Options on Futures Contracts	841
Change in Unrealized Appreciation (Depreciation)	(20,584)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,985
1 Interest income from an affiliated company of the fund was $30,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Short-Term Treasury Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2015	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	25,220	40,290
Realized Net Gain (Loss)	5,349	6,339
Change in Unrealized Appreciation (Depreciation)	(20,584)	32,196
Net Increase (Decrease) in Net Assets Resulting from Operations	9,985	78,825
Distributions
Net Investment Income
Investor Shares	(3,227)	(5,632)
Admiral Shares	(21,993)	(34,658)
Realized Capital Gain[1]
Investor Shares	—	(1,321)
Admiral Shares	—	(6,943)
Total Distributions	(25,220)	(48,554)
Capital Share Transactions
Investor Shares	(56,333)	(111,518)
Admiral Shares	115,566	528,979
Net Increase (Decrease) from Capital Share Transactions	59,233	417,461
Total Increase (Decrease)	43,998	447,732
Net Assets
Beginning of Period	6,959,181	6,511,449
End of Period	7,003,179	6,959,181

1 Includes fiscal 2015 short-term gain distributions totaling $1,283,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Short-Term Treasury Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.75	$10.71	$10.73	$10.81	$10.70	$10.81
Investment Operations
Net Investment Income	.034	.055	.039	.044	.071	.116
Net Realized and Unrealized Gain (Loss)
on Investments	(. 020)	. 053	(. 009)	(. 002)	.167	. 089
Total from Investment Operations	.014	.108	.030	.042	. 238	. 205
Distributions
Dividends from Net Investment Income	(. 034)	(. 055)	(. 039)	(. 044)	(. 071)	(.116)
Distributions from Realized Capital Gains	—	(. 013)	(. 011)	(. 078)	(. 057)	(.199)
Total Distributions	(. 034)	(. 068)	(. 050)	(.122)	(.128)	(. 315)
Net Asset Value, End of Period	$10.73	$10.75	$10.71	$10.73	$10.81	$10.70

Total Return[1]	0.14%	1.01%	0.28%	0.39%	2.24%	1.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$985	$1,044	$1,151	$1,448	$1,765	$1,874
Ratio of Total Expenses to
Average Net Assets	0.19%	0.20%	0.20%	0.20%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	0.65%	0.52%	0.37%	0.41%	0.66%	1.07%
Portfolio Turnover Rate[2]	201%	87%	80%	176%	302%	124%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes 57%, 22%, 0%, 63%, 120%, and 0% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Short-Term Treasury Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended Janurary 31,
Throughout Each Period	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.75	$10.71	$10.73	$10.81	$10.70	$10.81
Investment Operations
Net Investment Income	.040	.066	.050	.055	.082	.129
Net Realized and Unrealized Gain (Loss)
on Investments	(. 020)	. 053	(. 009)	(. 002)	.167	. 089
Total from Investment Operations	.020	.119	.041	.053	. 249	. 218
Distributions
Dividends from Net Investment Income	(. 040)	(. 066)	(. 050)	(. 055)	(. 082)	(.129)
Distributions from Realized Capital Gains	—	(. 013)	(. 011)	(. 078)	(. 057)	(.199)
Total Distributions	(. 040)	(. 079)	(. 061)	(.133)	(.139)	(. 328)
Net Asset Value, End of Period	$10.73	$10.75	$10.71	$10.73	$10.81	$10.70

Total Return[1]	0.18%	1.11%	0.38%	0.49%	2.34%	2.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,018	$5,915	$5,360	$4,879	$4,779	$4,690
Ratio of Total Expenses to
Average Net Assets	0.09%	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	0.75%	0.62%	0.47%	0.51%	0.76%	1.19%
Portfolio Turnover Rate[2]	201%	87%	80%	176%	302%	124%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes 57%, 22%, 0%, 63%, 120%, and 0% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Short-Term Treasury Fund

Notes to Financial Statements

Vanguard Short-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counter-party risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2015, the fund’s average investments in long and short futures contracts represented 2% and 3% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

26

Short-Term Treasury Fund

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2015, the fund’s average value of options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At July 31, 2015, counterparties had deposited in segregated accounts securities and cash with a value of $1,954,000 in connection with TBA transactions.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

27

Short-Term Treasury Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2012–2015), and for the period ended July 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2015, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At July 31, 2015, the fund had contributed capital of $615,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.25% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

28

Short-Term Treasury Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	7,321,990	—
Temporary Cash Investments	126,578	—	—
Liability for Options Written	(306)	—	—
Futures Contracts—Assets[1]	539	—	—
Futures Contracts—Liabilities[1]	(459)	—	—
Total	126,352	7,321,990	—
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	September 2015	858	102,826	67
30-Year U.S. Treasury Bond	September 2015	(375)	(58,477)	(808)
2-Year U. S. Treasury Note	September 2015	262	57,394	(4)
Ultra Long U.S. Treasury Bond	September 2015	(180)	(28,716)	(460)
10-Year U.S. Treasury Note	September 2015	(74)	(9,430)	(13)
				(1,218)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2015, the fund had available capital losses totaling $2,928,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses

29

Short-Term Treasury Fund

to offset net taxable capital gains, if any, realized during the year ending January 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2015, the cost of investment securities for tax purposes was $7,424,567,000. Net unrealized appreciation of investment securities for tax purposes was $24,001,000, consisting of unrealized gains of $25,377,000 on securities that had risen in value since their purchase and $1,376,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2015, the fund purchased $7,357,919,000 of investment securities and sold $7,300,517,000 of investment securities, other than U.S. government securities and temporary cash investments.

The following table summarizes the fund’s options written during the six months ended July 31, 2015.

				Premiums
		Number of		Received
Options Written			Contracts	($000)
Balance at January 31, 2015			1,860	697
Options Written			6,529	2,437
Options Expired			(2,991)	(1,028)
Options Closed			(4,542)	(1,815)
Options Exercised			—	—
Balance at July 31, 2015			856	291

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		July 31, 2015	January 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	108,353	10,113	246,674	23,046
Issued in Lieu of Cash Distributions	2,952	275	6,416	599
Redeemed	(167,638)	(15,650)	(364,608)	(34,066)
Net Increase (Decrease)—Investor Shares	(56,333)	(5,262)	(111,518)	(10,421)
Admiral Shares
Issued	815,698	76,139	1,900,156	177,556
Issued in Lieu of Cash Distributions	18,270	1,704	34,796	3,251
Redeemed	(718,402)	(67,043)	(1,405,973)	(131,339)
Net Increase (Decrease)—Admiral Shares	115,566	10,800	528,979	49,468

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2015, that would require recognition or disclosure in these financial statements.

30

Short-Term Federal Fund

Fund Profile
As of July 31, 2015

Share-Class Characteristics

	Investor		Admiral
	Shares		Shares
Ticker Symbol	VSGBX		VSGDX
Expense Ratio[1]	0.20%		0.10%
30-Day SEC Yield	0.73%		0.83%

Financial Attributes

		Barclays	Barclays
		1–5 Year	Aggregate
		Gov’t	Bond
	Fund	Index	Index
Number of Bonds	98	648	9,496
Yield to Maturity
(before expenses)	1.1%	0.9%	2.4%
Average Coupon	1.7%	1.6%	3.2%
Average Duration	2.3 years	2.6 years	5.6 years
Average Effective
Maturity	2.7 years	2.7 years	7.8 years
Short-Term
Reserves	-4.4%	—	—

The fund invested a portion of its cash reserves in equity and fixed income markets through the use of index futures contracts. After the effect of the futures investments, the fund's temporary cash portion was negative.

Sector Diversification (% of portfolio)
Government Mortgage-Backed	15.0%
Treasury/Agency	85.0

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	1–5 Year	Aggregate
	Gov’t	Bond
	Index	Index
R-Squared	0.90	0.79
Beta	0.83	0.29
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year		4.0%
1 - 3 Years		62.6
3 - 5 Years		26.7
5 - 7 Years		6.7

Distribution by Credit Quality (% of portfolio)
U.S. Government		95.7%
Not Rated		4.3

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 27, 2015, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2015, the annualized expense ratios were 0.19% for Investor Shares and 0.09% for Admiral Shares.

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Short-Term Federal Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2005, Through July 31, 2015
				Barclays
				1–5 Year
				Gov’t
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2006	3.31%	-1.35%	1.96%	1.63%
2007	4.19	0.10	4.29	4.04
2008	4.77	4.48	9.25	9.86
2009	3.94	0.84	4.78	5.66
2010	2.39	1.62	4.01	2.56
2011	1.53	0.97	2.50	2.84
2012	1.00	2.09	3.09	3.26
2013	0.56	0.20	0.76	0.51
2014	0.54	-0.32	0.22	0.40
2015	0.62	0.74	1.36	1.75
2016	0.41	-0.22	0.19	0.13
Note: For 2016, performance data reflect the six months ended July 31, 2015.

Average Annual Total Returns: Periods Ended June 30, 2015

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/31/1987	0.88%	1.20%	2.17%	0.91%	3.08%
Admiral Shares	2/12/2001	0.98	1.31	2.27	0.91	3.18

See Financial Highlights for dividend and capital gains information.

32

Short-Term Federal Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (104.2%)
U.S. Government Securities (8.0%)
	United States Treasury Note/Bond	0.625%	7/31/17	19,900	19,881
	United States Treasury Note/Bond	0.750%	3/31/18	76,850	76,549
	United States Treasury Note/Bond	0.750%	4/15/18	1,750	1,743
	United States Treasury Note/Bond	1.000%	5/31/18	1,000	1,002
	United States Treasury Note/Bond	1.125%	6/15/18	10,250	10,298
	United States Treasury Note/Bond	0.875%	7/15/18	43,350	43,221
	United States Treasury Note/Bond	1.375%	7/31/18	16,000	16,175
1	United States Treasury Note/Bond	1.250%	10/31/18	45,000	45,211
	United States Treasury Note/Bond	1.375%	12/31/18	26,500	26,690
	United States Treasury Note/Bond	1.500%	3/31/19	2,500	2,525
	United States Treasury Note/Bond	1.000%	9/30/19	10,500	10,344
	United States Treasury Note/Bond	1.250%	1/31/20	6,350	6,293
	United States Treasury Note/Bond	1.375%	3/31/20	700	697
	United States Treasury Note/Bond	1.125%	4/30/20	41,000	40,270
	United States Treasury Note/Bond	1.375%	4/30/20	60	60
	United States Treasury Note/Bond	1.625%	6/30/20	1,400	1,407
	United States Treasury Note/Bond	1.625%	7/31/20	98,400	98,831
					401,197
Agency Bonds and Notes (80.6%)
2	AID-Jordan	2.578%	6/30/22	33,500	33,904
2	AID-Tunisia	2.452%	7/24/21	15,000	15,300
2	AID-Ukraine	1.847%	5/29/20	33,000	33,096
3	Federal Farm Credit Banks	1.110%	2/20/18	14,000	14,057
3	Federal Home Loan Banks	2.000%	9/9/16	8,420	8,559
3	Federal Home Loan Banks	0.500%	9/28/16	149,000	149,003
3	Federal Home Loan Banks	0.625%	11/23/16	144,000	144,173
3	Federal Home Loan Banks	1.625%	12/9/16	15,500	15,723
3	Federal Home Loan Banks	4.750%	12/16/16	21,500	22,729
3	Federal Home Loan Banks	0.875%	3/10/17	8,500	8,530
3	Federal Home Loan Banks	0.625%	5/30/17	23,250	23,217
3	Federal Home Loan Banks	0.750%	8/28/17	110,100	110,004
[3,4]	Federal Home Loan Banks	1.100%	9/19/17	75,000	75,073
3	Federal Home Loan Banks	1.375%	3/9/18	75,700	76,510
3	Federal Home Loan Banks	1.125%	4/25/18	17,250	17,328
[3,4]	Federal Home Loan Banks	1.200%	5/24/18	50,000	49,977
3	Federal Home Loan Banks	1.750%	6/12/20	20,000	20,090
5	Federal Home Loan Mortgage Corp.	2.000%	8/25/16	21,500	21,848

33

Short-Term Federal Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	Federal Home Loan Mortgage Corp.	0.875%	10/14/16	87,000	87,438
5	Federal Home Loan Mortgage Corp.	0.500%	1/27/17	135,800	135,634
5	Federal Home Loan Mortgage Corp.	0.875%	2/22/17	123,000	123,480
5	Federal Home Loan Mortgage Corp.	1.000%	3/8/17	339,500	341,534
[4,5]	Federal Home Loan Mortgage Corp.	0.800%	4/28/17	28,600	28,590
[4,5]	Federal Home Loan Mortgage Corp.	0.875%	6/16/17	40,000	40,047
5	Federal Home Loan Mortgage Corp.	0.750%	7/14/17	87,700	87,730
5	Federal Home Loan Mortgage Corp.	1.000%	9/29/17	145,250	145,799
5	Federal Home Loan Mortgage Corp.	5.125%	11/17/17	50,000	54,783
5	Federal Home Loan Mortgage Corp.	0.750%	1/12/18	207,650	206,687
[4,5]	Federal Home Loan Mortgage Corp.	1.250%	1/30/18	50,000	50,096
[4,5]	Federal Home Loan Mortgage Corp.	1.250%	4/20/18	50,000	50,098
[4,5]	Federal Home Loan Mortgage Corp.	1.250%	5/25/18	50,000	50,027
[4,5]	Federal Home Loan Mortgage Corp.	1.400%	5/25/18	75,000	75,047
5	Federal Home Loan Mortgage Corp.	1.750%	5/30/19	95,000	96,279
5	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	50,000	49,550
5	Federal National Mortgage Assn.	0.625%	8/26/16	29,650	29,699
5	Federal National Mortgage Assn.	1.375%	11/15/16	30,000	30,327
5	Federal National Mortgage Assn.	1.250%	1/30/17	61,500	62,109
5	Federal National Mortgage Assn.	5.000%	2/13/17	23,500	25,066
5	Federal National Mortgage Assn.	1.125%	4/27/17	55,150	55,579
5	Federal National Mortgage Assn.	5.000%	5/11/17	94,500	101,639
[4,5]	Federal National Mortgage Assn.	2.000%	5/16/17	80,000	81,034
5	Federal National Mortgage Assn.	5.375%	6/12/17	17,800	19,326
[4,5]	Federal National Mortgage Assn.	1.000%	8/14/17	35,000	35,007
[4,5]	Federal National Mortgage Assn.	2.000%	9/26/17	100,000	101,622
5	Federal National Mortgage Assn.	1.000%	9/27/17	35,750	35,885
[4,5]	Federal National Mortgage Assn.	1.070%	9/27/17	27,000	27,030
[4,5]	Federal National Mortgage Assn.	2.000%	10/17/17	100,000	101,776
5	Federal National Mortgage Assn.	0.875%	10/26/17	88,000	88,063
5	Federal National Mortgage Assn.	1.000%	11/28/17	20,500	20,547
5	Federal National Mortgage Assn.	0.875%	12/20/17	31,000	30,973
5	Federal National Mortgage Assn.	0.875%	2/8/18	25,100	25,074
[4,5]	Federal National Mortgage Assn.	1.050%	4/13/18	50,000	49,996
5	Federal National Mortgage Assn.	1.125%	7/20/18	194,000	194,326
[4,5]	Federal National Mortgage Assn.	1.350%	8/13/18	70,000	70,020
[4,5]	Federal National Mortgage Assn.	1.250%	9/27/18	10,000	10,038
5	Federal National Mortgage Assn.	1.875%	2/19/19	63,000	64,257
5	Federal National Mortgage Assn.	1.750%	6/20/19	94,000	95,176
5	Federal National Mortgage Assn.	1.750%	9/12/19	30,750	31,112
5	Federal National Mortgage Assn.	0.000%	10/9/19	130,000	119,548
5	Federal National Mortgage Assn.	1.750%	11/26/19	35,500	35,864
5	Federal National Mortgage Assn.	1.625%	1/21/20	37,500	37,615
					4,040,648
Conventional Mortgage-Backed Securities (15.6%)
[4,5]	Fannie Mae Pool	2.000%	10/1/27–7/1/28	10,797	10,688
[4,5,6] Fannie Mae Pool		2.500%	12/1/27–8/1/30	88,214	89,597
[4,5,6] Fannie Mae Pool		3.000%	12/1/20–8/1/30	91,697	95,302
[4,5,6] Fannie Mae Pool		3.500%	8/1/20–9/1/45	223,070	232,325
[4,5,6] Fannie Mae Pool		4.000%	6/1/18–9/1/45	116,650	123,749
[4,5]	Fannie Mae Pool	4.500%	1/1/18–10/1/25	14,428	15,067
[4,5]	Fannie Mae Pool	5.000%	8/1/15–6/1/25	11,470	12,008
[4,5]	Fannie Mae Pool	5.500%	3/1/16–1/1/25	6,098	6,366
[4,5]	Fannie Mae Pool	6.000%	4/1/17–5/1/24	527	550
[4,5]	Fannie Mae Pool	6.500%	8/1/16–9/1/16	509	521

34

	Short-Term Federal Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4,5]	Freddie Mac Gold Pool	2.000%	9/1/28–6/1/30	10,374	10,247
	[4,5,6] Freddie Mac Gold Pool	2.500%	6/1/22–8/1/30	62,968	63,891
	[4,5,6] Freddie Mac Gold Pool	3.000%	11/1/29–8/1/30	52,397	54,403
[4,5]	Freddie Mac Gold Pool	3.500%	3/1/21–8/1/29	26,694	28,248
[4,5]	Freddie Mac Gold Pool	4.000%	6/1/18–1/1/29	20,081	21,187
[4,5]	Freddie Mac Gold Pool	4.500%	5/1/18–9/1/26	11,404	11,997
[4,5]	Freddie Mac Gold Pool	5.000%	6/1/17–6/1/25	5,797	6,089
[4,5]	Freddie Mac Gold Pool	5.500%	1/1/16–9/1/21	150	157
[4,5]	Freddie Mac Gold Pool	6.000%	10/1/18	56	57
					782,449
Total U.S. Government and Agency Obligations (Cost $5,212,610)					5,224,294

				Shares
	Temporary Cash Investment (4.3%)
	Money Market Fund (4.3%)
7	Vanguard Market Liquidity Fund
	(Cost $214,739)	0.152%		214,738,727	214,739
	Total Investments (108.5%) (Cost $5,427,349)				5,439,033

			Expiration
			Date	Contracts
	Liabilities for Options Written (0.0%)
	Call Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $127.00		8/21/15	83	(74)
	Call Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $127.50		8/21/15	83	(51)
	Call Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $128.00		8/21/15	149	(60)
	Call Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $128.50		8/21/15	24	(6)
	Put Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $125.00		8/21/15	83	(5)
	Put Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $125.50		8/21/15	116	(11)
	Put Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $126.00		8/21/15	83	(14)
Total Liability for Options Written (Premium received $211)					(221)
	Other Assets and Liabilities (-8.5%)
	Other Assets				508,536
	Liabilities				(934,082)
					(425,546)
	Net Assets (100%)				5,013,266

35

Short-Term Federal Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	5,224,294
Affiliated Vanguard Funds	214,739
Total Investments in Securities	5,439,033
Receivables for Investment Securities Sold	486,727
Other Assets	21,809
Total Assets	5,947,569
Liabilities
Payables for Investment Securities Purchased	921,368
Option Contacts Written	221
Other Liabilities	12,714
Total Liabilities	934,303
Net Assets	5,013,266

At July 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	4,997,577
Overdistributed Net Investment Income	(50)
Accumulated Net Realized Gains	5,118
Unrealized Appreciation (Depreciation)
Investment Securities	11,684
Futures Contracts	(1,053)
Options on Futures Contracts	(10)
Net Assets	5,013,266

Investor Shares—Net Assets
Applicable to 78,566,948 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	847,356
Net Asset Value Per Share—Investor Shares	$10.79

36

Short-Term Federal Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 386,263,146 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,165,910
Net Asset Value Per Share—Admiral Shares	$10.79

  See Note A in Notes to Financial Statements.
  Securities with a value of $2,210,000 have been segregated as initial margin for open futures contracts.
  U.S. government-guaranteed.
  The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
  The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
  Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2015.
  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
  See accompanying Notes, which are an integral part of the Financial Statements.

37

Short-Term Federal Fund

Statement of Operations

Six Months Ended
July 31, 2015
($000)
Investment Income
Income
Interest[1]	25,486
Total Income	25,486
Expenses
The Vanguard Group—Note B
Investment Advisory Services	247
Management and Administrative—Investor Shares	666
Management and Administrative—Admiral Shares	1,256
Marketing and Distribution—Investor Shares	103
Marketing and Distribution—Admiral Shares	351
Custodian Fees	35
Shareholders’ Reports—Investor Shares	16
Shareholders’ Reports—Admiral Shares	9
Trustees’ Fees and Expenses	2
Total Expenses	2,685
Net Investment Income	22,801
Realized Net Gain (Loss)
Investment Securities Sold	3,457
Futures Contracts	(746)
Options on Futures Contracts	136
Realized Net Gain (Loss)	2,847
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(17,531)
Futures Contracts	997
Options on Futures Contracts	611
Change in Unrealized Appreciation (Depreciation)	(15,923)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,725
1 Interest income from an affiliated company of the fund was $173,000.

See accompanying Notes, which are an integral part of the Financial Statements.

38

Short-Term Federal Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2015	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	22,801	35,818
Realized Net Gain (Loss)	2,847	15,337
Change in Unrealized Appreciation (Depreciation)	(15,923)	24,561
Net Increase (Decrease) in Net Assets Resulting from Operations	9,725	75,716
Distributions
Net Investment Income
Investor Shares	(3,661)	(5,942)
Admiral Shares	(19,162)	(29,965)
Realized Capital Gain[1]
Investor Shares	(534)	—
Admiral Shares	(2,437)	—
Total Distributions	(25,794)	(35,907)
Capital Share Transactions
Investor Shares	(73,173)	(135,245)
Admiral Shares	56,960	(115,103)
Net Increase (Decrease) from Capital Share Transactions	(16,213)	(250,348)
Total Increase (Decrease)	(32,282)	(210,539)
Net Assets
Beginning of Period	5,045,548	5,256,087
End of Period[2]	5,013,266	5,045,548

1 Includes fiscal 2016 short-term gain distributions totaling $2,972,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($50,000) and ($89,000).

See accompanying Notes, which are an integral part of the Financial Statements.

39

Short-Term Federal Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.82	$10.74	$10.78	$10.89	$10.77	$10.81
Investment Operations
Net Investment Income	.045	.066	.058	.061	.106	.163
Net Realized and Unrealized Gain (Loss)
on Investments	(.024)	.080	(.034)	.022	.225	.104
Total from Investment Operations	.021	.146	.024	.083	. 331	. 267
Distributions
Dividends from Net Investment Income	(. 045)	(. 066)	(. 058)	(. 061)	(.106)	(.163)
Distributions from Realized Capital Gains	(. 006)	—	(. 006)	(.132)	(.105)	(.144)
Total Distributions	(. 051)	(. 066)	(. 064)	(.193)	(. 211)	(. 307)
Net Asset Value, End of Period	$10.79	$10.82	$10.74	$10.78	$10.89	$10.77

Total Return[1]	0.19%	1.36%	0.22%	0.76%	3.09%	2.50%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$847	$924	$1,051	$1,884	$2,282	$2,465
Ratio of Total Expenses to
Average Net Assets	0.19%	0.20%	0.20%	0.20%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	0.83%	0.61%	0.54%	0.56%	0.97%	1.49%
Portfolio Turnover Rate[2]	357%	361%	418%	436%	411%	211%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes 113%, 99%, 87%, 139%, 149%, and 16% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

40

Short-Term Federal Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended Janurary 31,
Throughout Each Period	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.82	$10.74	$10.78	$10.89	$10.77	$10.81
Investment Operations
Net Investment Income	.050	.077	.069	.071	.117	.176
Net Realized and Unrealized Gain (Loss)
on Investments	(.024)	.080	(.034)	.022	.225	.104
Total from Investment Operations	.026	.157	.035	.093	. 342	. 280
Distributions
Dividends from Net Investment Income	(. 050)	(. 077)	(. 069)	(. 071)	(.117)	(.176)
Distributions from Realized Capital Gains	(. 006)	—	(. 006)	(.132)	(.105)	(.144)
Total Distributions	(. 056)	(. 077)	(. 075)	(. 203)	(. 222)	(. 320)
Net Asset Value, End of Period	$10.79	$10.82	$10.74	$10.78	$10.89	$10.77

Total Return[1]	0.24%	1.47%	0.33%	0.86%	3.20%	2.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,166	$4,122	$4,205	$3,792	$3,481	$3,419
Ratio of Total Expenses to
Average Net Assets	0.09%	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	0.93%	0.71%	0.64%	0.66%	1.07%	1.61%
Portfolio Turnover Rate[2]	357%	361%	418%	436%	411%	211%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes 113%, 99%, 87%, 139%, 149%, and 16% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

41

Short-Term Federal Fund

Notes to Financial Statements

Vanguard Short-Term Federal Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counter-party risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2015, the fund’s average investments in long and short futures contracts represented 2% and 4% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

42

Short-Term Federal Fund

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2015, the fund’s average value of options purchased and options written each represented less than 1% of net assets, respectively, based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At July 31, 2015, counterparties had deposited in segregated accounts securities and cash with a value of $2,007,000 in connection with TBA transactions.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2012–2015), and for the period ended July 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

43

Short-Term Federal Fund

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2015, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At July 31, 2015, the fund had contributed capital of $448,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.18% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

44

Short-Term Federal Fund

The following table summarizes the market value of the fund’s investments as of July 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,224,294	—
Temporary Cash Investments	214,739	—	—
Futures Contracts—Assets[1]	1,015	—	—
Futures Contracts—Liabilities[1]	(1,139)	—	—
Liability for Options Written	(221)	—	—
Total	214,394	5,224,294	—
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	September 2015	(380)	(83,244)	(110)
5-Year U.S. Treasury Note	September 2015	607	72,745	32
10-Year U.S. Treasury Note	September 2015	(431)	(54,926)	(182)
30-Year U.S. Treasury Bond	September 2015	(310)	(48,341)	(640)
Ultra Long Treasury Bond	September 2015	(33)	(5,265)	(153)
				(1,053)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At July 31, 2015, the cost of investment securities for tax purposes was $5,427,367,000. Net unrealized appreciation of investment securities for tax purposes was $11,666,000, consisting of unrealized gains of $14,736,000 on securities that had risen in value since their purchase and $3,070,000 in unrealized losses on securities that had fallen in value since their purchase.

45

Short-Term Federal Fund

F. During the six months ended July 31, 2015, the fund purchased $8,160,908,000 of investment securities and sold $8,312,084,000 of investment securities, other than temporary cash investments.

G. The following table summarizes the fund’s options written during the six months ended July 31, 2015.

				Premiums
		Number of		Received
Options Written			Contracts	($000)
Balance at January 31, 2015			1,345	503
Options Written			4,470	1,539
Options Expired			(2,671)	(902)
Options Closed			(2,523)	(929)
Options Exercised			—	—
Balance at July 31, 2015			621	211

H. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		July 31, 2015	January 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	77,886	7,223	174,390	16,219
Issued in Lieu of Cash Distributions	3,848	357	5,384	500
Redeemed	(154,907)	(14,371)	(315,019)	(29,298)
Net Increase (Decrease)—Investor Shares	(73,173)	(6,791)	(135,245)	(12,579)
Admiral Shares
Issued	541,920	50,267	1,149,586	106,916
Issued in Lieu of Cash Distributions	18,989	1,760	26,358	2,449
Redeemed	(503,949)	(46,752)	(1,291,047)	(120,040)
Net Increase (Decrease) —Admiral Shares	56,960	5,275	(115,103)	(10,675)

I. Management has determined that no material events or transactions occurred subsequent to July 31, 2015, that would require recognition or disclosure in these financial statements.

46

Intermediate-Term Treasury Fund

Fund Profile
As of July 31, 2015

Share-Class Characteristics

	Investor		Admiral
	Shares		Shares
Ticker Symbol	VFITX		VFIUX
Expense Ratio[1]	0.20%		0.10%
30-Day SEC Yield	1.53%		1.63%

Financial Attributes

		Barclays Barclays
		5–10 Year	Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	91	55	9,496
Yield to Maturity
(before expenses)	1.7%	1.9%	2.4%
Average Coupon	2.0%	2.4%	3.2%
Average Duration	5.3 years	6.5 years	5.6 years
Average Effective
Maturity	5.9 years	7.0 years	7.8 years
Short-Term
Reserves	-4.0%	—	—

The fund invested a portion of its cash reserves in equity and fixed income markets through the use of index futures contracts. After the effect of the futures investments, the fund's temporary cash portion was negative.

Sector Diversification (% of portfolio)
Government Mortgage-Backed	4.6%
Treasury/Agency	95.4

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	5–10 Year	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	0.98	0.89
Beta	0.77	1.12

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	-4.4%
1 - 3 Years	0.3
3 - 5 Years	48.7
5 - 7 Years	33.7
7 - 10 Years	21.7

Distribution by Credit Quality (% of portfolio)

U.S. Government	98.7%
Not Rated	1.3

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 27, 2015, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2015, the annualized expense ratios were 0.19% for Investor Shares and 0.09% for Admiral Shares.

47

Intermediate-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2005, Through July 31, 2015
				Barclays
				5–10 Year
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2006	4.55%	-3.14%	1.41%	1.05%
2007	4.69	-1.47	3.22	3.04
2008	4.98	8.70	13.68	14.13
2009	3.88	3.41	7.29	9.48
2010	3.10	-0.39	2.71	0.47
2011	2.70	2.89	5.59	6.69
2012	2.11	8.25	10.36	13.95
2013	1.34	-0.24	1.10	1.46
2014	1.47	-2.21	-0.74	-1.47
2015	1.74	3.64	5.38	7.66
2016	0.80	-1.87	-1.07	-1.66
Note: For 2016, performance data reflect the six months ended July 31, 2015.

Average Annual Total Returns: Periods Ended June 30, 2015

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/28/1991	2.36%	2.92%	2.91%	1.60%	4.51%
Admiral Shares	2/12/2001	2.46	3.02	3.04	1.60	4.64

See Financial Highlights for dividend and capital gains information.

48

Intermediate-Term Treasury Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (104.1%)
U.S. Government Securities (99.3%)
	United States Treasury Note/Bond	0.625%	7/31/17	20,000	19,981
	United States Treasury Note/Bond	1.375%	9/30/18	8,000	8,075
	United States Treasury Note/Bond	1.250%	10/31/18	60,000	60,281
	United States Treasury Note/Bond	1.375%	11/30/18	13,000	13,112
	United States Treasury Note/Bond	1.375%	12/31/18	10,000	10,072
1	United States Treasury Note/Bond	1.500%	12/31/18	133,000	134,496
	United States Treasury Note/Bond	1.250%	1/31/19	91,000	91,199
	United States Treasury Note/Bond	1.500%	1/31/19	77,000	77,830
	United States Treasury Note/Bond	2.750%	2/15/19	40,000	42,150
	United States Treasury Note/Bond	1.375%	2/28/19	15,000	15,089
	United States Treasury Note/Bond	1.500%	2/28/19	91,000	91,938
	United States Treasury Note/Bond	1.500%	3/31/19	78,000	78,780
	United States Treasury Note/Bond	1.625%	3/31/19	49,000	49,682
	United States Treasury Note/Bond	1.625%	4/30/19	75,000	76,019
	United States Treasury Note/Bond	1.125%	5/31/19	78,000	77,610
	United States Treasury Note/Bond	1.500%	5/31/19	54,000	54,456
	United States Treasury Note/Bond	1.625%	6/30/19	75,000	75,937
	United States Treasury Note/Bond	0.875%	7/31/19	118,000	115,935
	United States Treasury Note/Bond	1.625%	7/31/19	55,000	55,636
	United States Treasury Note/Bond	3.625%	8/15/19	18,000	19,620
	United States Treasury Note/Bond	1.000%	8/31/19	72,000	71,010
	United States Treasury Note/Bond	1.625%	8/31/19	7,000	7,080
	United States Treasury Note/Bond	1.000%	9/30/19	157,000	154,670
	United States Treasury Note/Bond	1.750%	9/30/19	105,000	106,608
	United States Treasury Note/Bond	1.250%	10/31/19	17,000	16,915
	United States Treasury Note/Bond	1.500%	10/31/19	68,000	68,308
	United States Treasury Note/Bond	3.375%	11/15/19	56,000	60,585
	United States Treasury Note/Bond	1.000%	11/30/19	40,000	39,300
	United States Treasury Note/Bond	1.500%	11/30/19	87,000	87,381
	United States Treasury Note/Bond	1.125%	12/31/19	111,000	109,544
	United States Treasury Note/Bond	1.625%	12/31/19	53,000	53,439
	United States Treasury Note/Bond	1.250%	1/31/20	125,000	123,886
	United States Treasury Note/Bond	1.375%	1/31/20	43,000	42,852
	United States Treasury Note/Bond	3.625%	2/15/20	56,000	61,311
	United States Treasury Note/Bond	1.250%	2/29/20	81,000	80,215
	United States Treasury Note/Bond	1.375%	2/29/20	55,000	54,803

49

Intermediate-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.125%	3/31/20	101,000	99,327
United States Treasury Note/Bond	1.375%	3/31/20	109,000	108,489
United States Treasury Note/Bond	1.125%	4/30/20	43,000	42,234
United States Treasury Note/Bond	1.375%	4/30/20	12,000	11,929
United States Treasury Note/Bond	1.375%	5/31/20	8,000	7,942
United States Treasury Note/Bond	1.500%	5/31/20	64,000	63,980
United States Treasury Note/Bond	1.625%	6/30/20	60,850	61,135
United States Treasury Note/Bond	1.875%	6/30/20	6,000	6,096
United States Treasury Note/Bond	1.625%	7/31/20	52,000	52,228
United States Treasury Note/Bond	2.000%	7/31/20	13,000	13,274
United States Treasury Note/Bond	2.625%	8/15/20	70,500	74,058
United States Treasury Note/Bond	2.125%	8/31/20	48,000	49,275
United States Treasury Note/Bond	2.000%	9/30/20	13,500	13,766
United States Treasury Note/Bond	1.750%	10/31/20	80,000	80,500
United States Treasury Note/Bond	2.625%	11/15/20	219,000	229,814
United States Treasury Note/Bond	2.000%	11/30/20	12,500	12,727
United States Treasury Note/Bond	2.125%	1/31/21	32,000	32,730
United States Treasury Note/Bond	2.000%	2/28/21	41,300	41,952
United States Treasury Note/Bond	2.250%	3/31/21	16,000	16,455
United States Treasury Note/Bond	3.125%	5/15/21	15,000	16,139
United States Treasury Note/Bond	2.000%	5/31/21	48,000	48,675
United States Treasury Note/Bond	2.125%	6/30/21	39,000	39,786
United States Treasury Note/Bond	2.250%	7/31/21	50,000	51,320
United States Treasury Note/Bond	2.125%	8/15/21	122,500	124,816
United States Treasury Note/Bond	2.000%	8/31/21	4,000	4,046
United States Treasury Note/Bond	2.125%	9/30/21	39,500	40,228
United States Treasury Note/Bond	2.000%	10/31/21	51,000	51,526
United States Treasury Note/Bond	2.000%	11/15/21	97,000	97,954
United States Treasury Note/Bond	1.875%	11/30/21	55,000	55,120
United States Treasury Note/Bond	2.125%	12/31/21	67,500	68,618
United States Treasury Note/Bond	1.500%	1/31/22	65,000	63,537
United States Treasury Note/Bond	2.000%	2/15/22	65,000	65,569
United States Treasury Note/Bond	1.750%	2/28/22	14,000	13,891
United States Treasury Note/Bond	1.750%	3/31/22	38,000	37,668
United States Treasury Note/Bond	1.750%	4/30/22	90,000	89,156
United States Treasury Note/Bond	1.750%	5/15/22	59,000	58,401
United States Treasury Note/Bond	1.875%	5/31/22	63,000	62,892
United States Treasury Note/Bond	2.125%	6/30/22	138,000	139,875
United States Treasury Note/Bond	2.000%	7/31/22	65,000	65,325
United States Treasury Note/Bond	1.625%	8/15/22	41,000	40,155
United States Treasury Note/Bond	1.625%	11/15/22	62,000	60,527
United States Treasury Note/Bond	2.000%	2/15/23	101,000	100,969
United States Treasury Note/Bond	1.750%	5/15/23	100,100	97,973
United States Treasury Note/Bond	2.500%	8/15/23	70,400	72,710
United States Treasury Note/Bond	2.750%	11/15/23	52,500	55,224
United States Treasury Note/Bond	2.750%	2/15/24	102,000	107,100
United States Treasury Note/Bond	2.500%	5/15/24	117,000	120,437
United States Treasury Note/Bond	2.375%	8/15/24	120,500	122,646
United States Treasury Note/Bond	2.250%	11/15/24	112,500	113,238
United States Treasury Note/Bond	7.500%	11/15/24	5,000	7,281
United States Treasury Note/Bond	2.000%	2/15/25	142,500	140,229
United States Treasury Note/Bond	2.125%	5/15/25	135,100	134,361
				5,691,108

50

Intermediate-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Conventional Mortgage-Backed Securities (4.8%)
[2,3,4] Fannie Mae Pool	3.500%	9/1/45	175,500	181,643
[2,3,4] Fannie Mae Pool	4.000%	9/1/45	90,000	95,498
[2,3] Freddie Mac Gold Pool	7.000%	12/1/15–3/1/16	7	7
				277,148
Total U.S. Government and Agency Obligations (Cost $5,899,213)				5,968,256

			Shares
Temporary Cash Investment (1.2%)
Money Market Fund (1.2%)
5 Vanguard Market Liquidity Fund
(Cost $71,687)	0.152%		71,686,833	71,687
Total Investments (105.3%) (Cost $5,970,900)				6,039,943

		Expiration
		Date	Contracts
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.00		8/21/15	94	(84)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $128.00		8/21/15	170	(69)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.50		8/21/15	94	(57)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $128.50		8/21/15	27	(7)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $126.00		8/21/15	94	(16)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.50		8/21/15	131	(12)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.00		8/21/15	94	(6)
Total Liability for Options Written (Premiums received $239)				(251)
Other Assets and Liabilities (-5.3%)
Other Assets				451,696
Other Liabilities				(757,854)
				(306,158)
Net Assets (100%)				5,733,534

51

Intermediate-Term Treasury Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	5,968,256
Affiliated Vanguard Funds	71,687
Total Investments in Securities	6,039,943
Receivables for Investment Securities Sold	421,082
Receivables for Accrued Income	25,945
Other Assets	4,669
Total Assets	6,491,639
Liabilities
Payables for Investment Securities Purchased	746,310
Option Contracts Written	251
Other Liabilities	11,544
Total Liabilities	758,105
Net Assets	5,733,534

At July 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	5,633,501
Undistributed Net Investment Income	12
Accumulated Net Realized Gains	32,117
Unrealized Appreciation (Depreciation)
Investment Securities	69,043
Futures Contracts	(1,127)
Options on Futures Contracts	(12)
Net Assets	5,733,534

Investor Shares—Net Assets
Applicable to 113,082,743 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,292,911
Net Asset Value Per Share—Investor Shares	$11.43

Admiral Shares—Net Assets
Applicable to 388,392,094 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,440,623
Net Asset Value Per Share—Admiral Shares	$11.43

  See Note A in Notes to Financial Statements.
  Securities with a value of $1,416,000 have been segregated as initial margin for open futures contracts.
  The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
  Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2015.
  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
  See accompanying Notes, which are an integral part of the Financial Statements.

52

Intermediate-Term Treasury Fund

Statement of Operations

Six Months Ended
July 31, 2015
($000)
Investment Income
Income
Interest[1]	51,785
Total Income	51,785
Expenses
The Vanguard Group—Note B
Investment Advisory Services	278
Management and Administrative—Investor Shares	1,022
Management and Administrative—Admiral Shares	1,341
Marketing and Distribution—Investor Shares	139
Marketing and Distribution—Admiral Shares	334
Custodian Fees	31
Shareholders’ Reports—Investor Shares	24
Shareholders’ Reports—Admiral Shares	17
Trustees’ Fees and Expenses	2
Total Expenses	3,188
Net Investment Income	48,597
Realized Net Gain (Loss)
Investment Securities Sold	38,919
Futures Contracts	744
Options on Futures Contracts	460
Realized Net Gain (Loss)	40,123
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(143,904)
Futures Contracts	734
Options on Futures Contracts	676
Change in Unrealized Appreciation (Depreciation)	(142,494)
Net Increase (Decrease) in Net Assets Resulting from Operations	(53,774)
1 Interest income from an affiliated company of the fund was $22,000.

See accompanying Notes, which are an integral part of the Financial Statements.

53

Intermediate-Term Treasury Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2015	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	48,597	90,601
Realized Net Gain (Loss)	40,123	7,077
Change in Unrealized Appreciation (Depreciation)	(142,494)	187,116
Net Increase (Decrease) in Net Assets Resulting from Operations	(53,774)	284,794
Distributions
Net Investment Income
Investor Shares	(10,988)	(23,088)
Admiral Shares	(37,609)	(67,513)
Realized Capital Gain[1]
Investor Shares	(1,395)	(5,008)
Admiral Shares	(4,386)	(13,410)
Total Distributions	(54,378)	(109,019)
Capital Share Transactions
Investor Shares	(70,877)	(121,904)
Admiral Shares	234,468	535,647
Net Increase (Decrease) from Capital Share Transactions	163,591	413,743
Total Increase (Decrease)	55,439	589,518
Net Assets
Beginning of Period	5,678,095	5,088,577
End of Period[2]	5,733,534	5,678,095

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $3,706,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $12,000 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

54

Intermediate-Term Treasury Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.66	$11.29	$11.60	$11.78	$11.34	$11.28
Investment Operations
Net Investment Income	.094	.188	.170	.156	.226	.299
Net Realized and Unrealized Gain (Loss)
on Investments	(.218)	.410	(.256)	(.028)	.931	.323
Total from Investment Operations	(.124)	.598	(.086)	.128	1.157	.622
Distributions
Dividends from Net Investment Income	(. 094)	(.188)	(.170)	(.156)	(. 226)	(. 299)
Distributions from Realized Capital Gains	(. 012)	(. 040)	(. 054)	(.152)	(. 491)	(. 263)
Total Distributions	(.106)	(. 228)	(. 224)	(. 308)	(.717)	(. 562)
Net Asset Value, End of Period	$11.43	$11.66	$11.29	$11.60	$11.78	$11.34

Total Return[1]	-1.07%	5.38%	-0.74%	1.10%	10.36%	5.59%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,293	$1,391	$1,469	$1,902	$2,385	$2,259
Ratio of Total Expenses to
Average Net Assets	0.19%	0.20%	0.20%	0.20%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	1.66%	1.66%	1.48%	1.33%	1.92%	2.58%
Portfolio Turnover Rate[2]	156%	63%	42%	117%	273%	80%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes 55%, 22%, 0%, 64%, 119%, and 0% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

55

Intermediate-Term Treasury Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended Janurary 31,
Throughout Each Period	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.66	$11.29	$11.60	$11.78	$11.34	$11.28
Investment Operations
Net Investment Income	.100	.199	.181	.168	.237	.313
Net Realized and Unrealized Gain (Loss)
on Investments	(.218)	.410	(.256)	(.028)	.931	.323
Total from Investment Operations	(.118)	.609	(.075)	.140	1.168	.636
Distributions
Dividends from Net Investment Income	(.100)	(.199)	(.181)	(.168)	(. 237)	(. 313)
Distributions from Realized Capital Gains	(. 012)	(. 040)	(. 054)	(.152)	(. 491)	(. 263)
Total Distributions	(.112)	(. 239)	(. 235)	(. 320)	(.728)	(. 576)
Net Asset Value, End of Period	$11.43	$11.66	$11.29	$11.60	$11.78	$11.34

Total Return[1]	-1.02%	5.48%	-0.64%	1.20%	10.47%	5.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,441	$4,287	$3,619	$4,112	$4,115	$4,101
Ratio of Total Expenses to
Average Net Assets	0.09%	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.76%	1.76%	1.58%	1.43%	2.02%	2.70%
Portfolio Turnover Rate[2]	156%	63%	42%	117%	273%	80%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes 55%, 22%, 0%, 64%, 119%, and 0% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

56

Intermediate-Term Treasury Fund

Notes to Financial Statements

Vanguard Intermediate-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counter-party risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

57

Intermediate-Term Treasury Fund

During the six months ended July 31, 2015, the fund’s average investments in long and short futures contracts represented 1% and 4% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2015, the fund’s average value of options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At July 31, 2015, counterparties had deposited in segregated accounts securities and cash with a value of $1,541,000 in connection with TBA transactions.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions

58

Intermediate-Term Treasury Fund

may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2012–2015), and for the period ended July 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2015, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At July 31, 2015, the fund had contributed capital of $505,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.20% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

59

Intermediate-Term Treasury Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,968,256	—
Temporary Cash Investments	71,687	—	—
Liability for Options Written	(251)	—	—
Futures Contracts—Assets[1]	553	—	—
Futures Contracts—Liabilities[1]	(440)	—	—
Total	71,549	5,968,256	—
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	September 2015	(654)	(143,267)	(167)
5-Year U.S. Treasury Note	September 2015	723	86,647	64
30-Year U.S. Treasury Bond	September 2015	(303)	(47,249)	(646)
Ultra Long U.S. Treasury Bond	September 2015	(147)	(23,451)	(371)
10-Year U.S. Treasury Note	September 2015	(40)	(5,098)	(7)
				(1,127)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

60

Intermediate-Term Treasury Fund

At July 31, 2015, the cost of investment securities for tax purposes was $5,981,444,000. Net unrealized appreciation of investment securities for tax purposes was $58,499,000, consisting of unrealized gains of $66,417,000 on securities that had risen in value since their purchase and $7,918,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2015, the fund purchased $4,775,667,000 of investment securities and sold $4,615,607,000 of investment securities, other than temporary cash investments.

The following table summarizes the fund’s options written during the six months ended July 31, 2015.

				Premiums
		Number of		Received
Options Written			Contracts	($000)
Balance at January 31, 2015			1,497	561
Options Written			5,352	1,997
Options Expired			(2,432)	(836)
Options Closed			(3,713)	(1,483)
Options Exercised			—	—
Balance at July 31, 2015			704	239

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		July 31, 2015	January 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	148,311	12,969	298,292	26,323
Issued in Lieu of Cash Distributions	11,391	994	25,784	2,278
Redeemed	(230,579)	(20,201)	(445,980)	(39,401)
Net Increase (Decrease)—Investor Shares	(70,877)	(6,238)	(121,904)	(10,800)
Admiral Shares
Issued	558,435	48,906	1,282,023	113,137
Issued in Lieu of Cash Distributions	35,007	3,056	66,859	5,903
Redeemed	(358,974)	(31,423)	(813,235)	(71,707)
Net Increase (Decrease)—Admiral Shares	234,468	20,539	535,647	47,333

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2015, that would require recognition or disclosure in these financial statements.

61

GNMA Fund

Fund Profile
As of July 31, 2015

Share-Class Characteristics

	Investor		Admiral
	Shares		Shares
Ticker Symbol	VFIIX		VFIJX
Expense Ratio[1]	0.21%		0.11%
30-Day SEC Yield	1.98%		2.08%

Financial Attributes
			Barclays
		Barclays	Aggregate
		GNMA	Bond
	Fund	Index	Index
Number of Bonds	35	95	9,496
Yield to Maturity
(before expenses)	2.6%	2.6%	2.4%
Average Coupon	3.5%	3.8%	3.2%
Average Duration	4.3 years	4.0 years	5.6 years
Average Effective
Maturity	6.5 years	6.2 years	7.8 years
Short-Term
Reserves	1.0%	—	—
Number of Bonds: Issues are mortgage pools grouped by coupon.

Sector Diversification (% of portfolio)
Commercial Mortgage-Backed			1.6%
Government Mortgage-Backed			96.1
Treasury/Agency			2.3
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
		Barclays
	Barclays	Aggregate
	GNMA	Bond
	Index	Index
R-Squared	0.98	0.77
Beta	1.09	0.86
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government		99.0%
Aaa		1.8
Cash		-0.8

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Coupon (% of portfolio)
Less Than 1.0%	2.1%
1.0% to 4.0%	48.1
4.0% to 5.0%	32.1
5.0% to 6.0%	13.3
6.0% and Above	4.4

Investment Focus

1 The expense ratios shown are from the prospectus dated May 27, 2015, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2015, the annualized expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

62

GNMA Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2005, Through July 31, 2015
				Barclays
				GNMA
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2006	4.69%	-1.81%	2.88%	2.96%
2007	5.20	-1.26	3.94	4.27
2008	5.51	3.05	8.56	8.80
2009	5.08	0.57	5.65	5.98
2010	3.94	2.87	6.81	6.78
2011	3.42	2.29	5.71	5.33
2012	3.41	4.55	7.96	8.21
2013	2.61	-1.26	1.35	1.54
2014	2.28	-1.94	0.34	0.25
2015	2.66	2.63	5.29	4.56
2016	1.12	-1.07	0.05	0.23
Note: For 2016, performance data reflect the six months ended July 31, 2015.

Average Annual Total Returns: Periods Ended June 30, 2015

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	6/27/1980	2.33%	3.17%	3.76%	0.85%	4.61%
Admiral Shares	2/12/2001	2.44	3.27	3.87	0.85	4.72

See Financial Highlights for dividend and capital gains information.

63

GNMA Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.0%)
U.S. Government Securities (1.1%)
1	United States Treasury Floating Rate Note	0.120%	7/31/16	300,000	300,066

Conventional Mortgage-Backed Securities (95.2%)
[2,3]	Fannie Mae Pool	2.090%	11/1/22	1,657	1,629
[2,3]	Fannie Mae Pool	2.190%	12/1/22	1,426	1,409
[2,3]	Fannie Mae Pool	2.350%	12/1/22	954	952
[2,3]	Fannie Mae Pool	2.370%	4/1/23–5/1/23	123,648	122,759
[2,3]	Fannie Mae Pool	2.390%	4/1/22	483	476
[2,3]	Fannie Mae Pool	2.410%	12/1/22	3,919	3,920
[2,3]	Fannie Mae Pool	2.440%	11/1/22–1/1/23	5,819	5,817
[2,3]	Fannie Mae Pool	2.450%	8/1/22–4/1/23	6,124	6,129
[2,3]	Fannie Mae Pool	2.480%	8/1/22	688	693
[2,3]	Fannie Mae Pool	2.520%	5/1/23	314	313
[2,3]	Fannie Mae Pool	2.550%	2/1/23–5/1/23	8,656	8,700
[2,3]	Fannie Mae Pool	2.640%	3/1/23	650	657
[2,3]	Fannie Mae Pool	2.650%	8/1/22	1,150	1,159
[2,3]	Fannie Mae Pool	2.660%	9/1/22	2,228	2,268
[2,3]	Fannie Mae Pool	2.690%	4/1/25	12,660	12,623
[2,3]	Fannie Mae Pool	2.700%	5/1/22–4/1/23	3,127	3,184
[2,3]	Fannie Mae Pool	2.730%	2/1/23–11/1/24	3,973	4,031
[2,3]	Fannie Mae Pool	2.740%	4/1/23	1,554	1,580
[2,3]	Fannie Mae Pool	2.750%	3/1/22	490	495
[2,3]	Fannie Mae Pool	2.780%	4/1/22	3,234	3,316
[2,3]	Fannie Mae Pool	2.790%	6/1/23	1,935	1,973
[2,3]	Fannie Mae Pool	2.820%	6/1/23	1,241	1,269
[2,3]	Fannie Mae Pool	2.860%	4/1/23	1,023	1,048
[2,3]	Fannie Mae Pool	2.900%	3/1/23	1,198	1,231
[2,3]	Fannie Mae Pool	2.910%	8/1/23	1,628	1,674
[2,3]	Fannie Mae Pool	2.940%	6/1/23	968	997
[2,3]	Fannie Mae Pool	2.950%	6/1/22–5/1/28	19,399	19,527
[2,3]	Fannie Mae Pool	2.960%	1/1/27	20,975	21,063
[2,3]	Fannie Mae Pool	2.970%	7/1/23	7,948	8,203
[2,3]	Fannie Mae Pool	2.980%	1/1/22	3,023	3,134
[2,3]	Fannie Mae Pool	3.000%	8/1/20–5/1/22	3,987	4,172
[2,3]	Fannie Mae Pool	3.024%	7/1/22	610	632
[2,3]	Fannie Mae Pool	3.040%	7/1/23–2/1/27	16,020	16,258

64

GNMA Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2,3]	Fannie Mae Pool	3.080%	1/1/27	34,390	35,012
[2,3]	Fannie Mae Pool	3.100%	6/1/22–5/1/33	39,741	40,942
[2,3]	Fannie Mae Pool	3.120%	5/1/22	2,185	2,284
[2,3]	Fannie Mae Pool	3.130%	7/1/27	5,253	5,344
[2,3]	Fannie Mae Pool	3.150%	11/1/21	1,996	2,080
[2,3]	Fannie Mae Pool	3.180%	12/1/24	9,000	9,291
[2,3]	Fannie Mae Pool	3.200%	4/1/22–7/1/27	7,068	7,267
[2,3]	Fannie Mae Pool	3.210%	5/1/23	24,480	25,660
[2,3]	Fannie Mae Pool	3.220%	5/1/21–12/1/26	9,253	9,587
[2,3]	Fannie Mae Pool	3.230%	2/1/27	2,160	2,222
[2,3]	Fannie Mae Pool	3.240%	1/1/27	3,800	3,910
[2,3]	Fannie Mae Pool	3.250%	11/1/23	9,704	10,196
[2,3]	Fannie Mae Pool	3.270%	12/1/23	11,389	11,985
[2,3]	Fannie Mae Pool	3.300%	12/1/23	6,024	6,349
[2,3]	Fannie Mae Pool	3.320%	7/1/23	1,073	1,130
[2,3]	Fannie Mae Pool	3.340%	4/1/24	12,030	12,686
[2,3]	Fannie Mae Pool	3.350%	1/1/30	5,408	5,567
[2,3]	Fannie Mae Pool	3.360%	11/1/23–12/1/23	19,139	20,244
[2,3]	Fannie Mae Pool	3.370%	3/1/24–7/1/25	7,914	8,361
[2,3]	Fannie Mae Pool	3.380%	1/1/27	5,361	5,584
[2,3]	Fannie Mae Pool	3.410%	11/1/23–7/1/27	12,103	12,742
[2,3]	Fannie Mae Pool	3.415%	11/1/23	6,580	6,983
[2,3]	Fannie Mae Pool	3.440%	1/1/24	5,974	6,346
[2,3]	Fannie Mae Pool	3.450%	1/1/24–1/1/24	23,194	24,661
[2,3]	Fannie Mae Pool	3.460%	9/1/23–9/1/29	105,782	112,041
[2,3]	Fannie Mae Pool	3.470%	11/1/23–1/1/24	6,373	6,783
[2,3]	Fannie Mae Pool	3.480%	1/1/24	4,495	4,787
[2,3,4] Fannie Mae Pool		3.500%	5/1/34–9/1/45	632,359	657,005
[2,3]	Fannie Mae Pool	3.510%	12/1/23–1/1/24	28,894	30,754
[2,3]	Fannie Mae Pool	3.520%	1/1/24	4,902	5,232
[2,3]	Fannie Mae Pool	3.530%	2/1/24	7,667	8,181
[2,3]	Fannie Mae Pool	3.540%	8/1/23–2/1/24	32,092	34,254
[2,3]	Fannie Mae Pool	3.550%	10/1/23–5/1/26	41,270	44,005
[2,3]	Fannie Mae Pool	3.560%	12/1/23–1/1/24	6,893	7,373
[2,3]	Fannie Mae Pool	3.570%	12/1/23–3/1/24	39,762	42,457
[2,3]	Fannie Mae Pool	3.580%	2/1/24–7/1/29	42,135	44,771
[2,3]	Fannie Mae Pool	3.590%	7/1/23	2,687	2,873
[2,3]	Fannie Mae Pool	3.600%	12/1/23–4/1/28	8,564	9,162
[2,3]	Fannie Mae Pool	3.610%	8/1/23–1/1/24	31,054	32,950
[2,3]	Fannie Mae Pool	3.620%	2/1/24	8,208	8,800
[2,3]	Fannie Mae Pool	3.640%	10/1/23–1/1/24	16,673	17,904
[2,3]	Fannie Mae Pool	3.650%	8/1/23–11/1/23	23,485	25,232
[2,3]	Fannie Mae Pool	3.660%	11/1/23	2,640	2,839
[2,3]	Fannie Mae Pool	3.665%	1/1/24–1/1/24	37,745	40,591
[2,3]	Fannie Mae Pool	3.670%	8/1/23–3/1/28	24,592	26,428
[2,3]	Fannie Mae Pool	3.680%	10/1/23–3/1/24	20,525	22,084
[2,3]	Fannie Mae Pool	3.690%	1/1/24	5,652	6,077
[2,3]	Fannie Mae Pool	3.700%	10/1/23–1/1/24	20,171	21,725
[2,3]	Fannie Mae Pool	3.710%	9/1/23	7,567	8,152
[2,3]	Fannie Mae Pool	3.725%	10/1/23	3,469	3,741
[2,3]	Fannie Mae Pool	3.730%	12/1/23	1,335	1,442
[2,3]	Fannie Mae Pool	3.750%	9/1/23–7/1/25	13,374	14,455
[2,3]	Fannie Mae Pool	3.755%	8/1/25	7,158	7,751
[2,3]	Fannie Mae Pool	3.760%	3/1/24–1/1/26	8,152	8,762

65

GNMA Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2,3]	Fannie Mae Pool	3.765%	12/1/25	42,997	46,043
[2,3]	Fannie Mae Pool	3.770%	1/1/24	1,678	1,814
[2,3]	Fannie Mae Pool	3.780%	7/1/23–2/1/24	2,477	2,676
[2,3]	Fannie Mae Pool	3.790%	8/1/25	2,569	2,790
[2,3]	Fannie Mae Pool	3.800%	10/1/23	7,450	8,068
[2,3]	Fannie Mae Pool	3.810%	11/1/23	391	424
[2,3]	Fannie Mae Pool	3.820%	11/1/25–11/1/25	11,122	12,050
[2,3]	Fannie Mae Pool	3.830%	2/1/24–6/1/34	19,862	21,421
[2,3]	Fannie Mae Pool	3.840%	1/1/24	2,990	3,244
[2,3]	Fannie Mae Pool	3.850%	1/1/24	883	959
[2,3]	Fannie Mae Pool	3.855%	12/1/25	6,600	7,104
[2,3]	Fannie Mae Pool	3.860%	11/1/23	3,435	3,725
[2,3]	Fannie Mae Pool	3.870%	10/1/25	11,445	12,465
[2,3]	Fannie Mae Pool	3.890%	9/1/23–5/1/30	16,103	17,268
[2,3]	Fannie Mae Pool	3.910%	11/1/25	13,000	14,055
[2,3]	Fannie Mae Pool	3.930%	10/1/23–3/1/26	22,682	24,672
[2,3]	Fannie Mae Pool	3.940%	8/1/25	12,333	13,490
[2,3]	Fannie Mae Pool	3.960%	12/1/25–5/1/34	7,680	8,208
[2,3]	Fannie Mae Pool	3.970%	7/1/23–5/1/29	5,613	6,083
[2,3]	Fannie Mae Pool	3.990%	9/1/25	9,629	10,402
[2,3,4] Fannie Mae Pool		4.000%	8/1/45	440,700	468,795
[2,3]	Fannie Mae Pool	4.060%	9/1/25–3/1/29	15,985	17,483
[2,3]	Fannie Mae Pool	4.070%	1/1/26	2,324	2,555
[2,3]	Fannie Mae Pool	4.080%	2/1/29	3,035	3,313
[2,3]	Fannie Mae Pool	4.150%	10/1/28–1/1/31	76,036	83,220
[2,3]	Fannie Mae Pool	4.180%	11/1/30	30,400	33,195
[2,3]	Fannie Mae Pool	4.190%	10/1/23	739	818
[2,3]	Fannie Mae Pool	4.210%	1/1/26	1,005	1,115
[2,3]	Fannie Mae Pool	4.250%	10/1/28–9/1/33	4,805	5,287
[2,3]	Fannie Mae Pool	4.280%	11/1/28	5,482	6,083
[2,3]	Fannie Mae Pool	4.380%	10/1/28	10,030	11,213
[2,3]	Fannie Mae Pool	4.400%	8/1/28	2,265	2,536
[2,3]	Fannie Mae Pool	5.180%	2/1/26	3,023	3,560
[2,3]	Fannie Mae Pool	6.000%	7/1/22	11	12
[2,3]	Fannie Mae Pool	6.500%	2/1/29–8/1/45	5,940	6,878
[2,3]	Freddie Mac Gold Pool	3.000%	8/1/29	34,616	36,020
[2,3]	Freddie Mac Gold Pool	3.500%	4/1/34–10/1/34	93,508	98,344
3	Ginnie Mae I Pool	2.500%	11/15/42–9/15/43	146,528	143,297
[3,4]	Ginnie Mae I Pool	3.000%	1/15/42–8/1/45	1,540,948	1,571,884
3	Ginnie Mae I Pool	3.500%	7/15/39–3/15/45	1,891,900	1,981,962
3	Ginnie Mae I Pool	3.750%	7/15/42	5,750	6,077
3	Ginnie Mae I Pool	3.875%	5/15/42–6/15/42	10,177	10,915
[3,4]	Ginnie Mae I Pool	4.000%	6/15/19–8/1/45	2,449,318	2,620,452
3	Ginnie Mae I Pool	4.500%	5/15/19–8/1/45	1,293,157	1,413,096
3	Ginnie Mae I Pool	5.000%	1/15/30–8/1/45	1,362,180	1,519,190
3	Ginnie Mae I Pool	5.500%	9/15/23–8/1/45	735,108	826,302
3	Ginnie Mae I Pool	6.000%	10/15/16–8/1/45	405,913	458,066
3	Ginnie Mae I Pool	6.500%	4/15/23–7/15/40	308,151	345,877
3	Ginnie Mae I Pool	7.000% 11/15/31–11/15/36		85,935	100,129
3	Ginnie Mae I Pool	7.250%	1/15/27–2/15/27	66	69
3	Ginnie Mae I Pool	7.500%	10/15/31	33,341	38,782
3	Ginnie Mae I Pool	7.750%	2/15/27	27	28
3	Ginnie Mae I Pool	8.000%	8/15/31	13,128	15,384

66

GNMA Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Ginnie Mae I Pool	8.500%	5/15/16–6/15/28	2,428	2,550
3	Ginnie Mae I Pool	9.000%	4/15/16–5/15/21	631	664
3	Ginnie Mae I Pool	9.250%	7/15/17	3	3
3	Ginnie Mae I Pool	9.500%	3/15/16–8/15/21	758	794
3	Ginnie Mae I Pool	10.000%	4/15/16–7/15/19	16	16
3	Ginnie Mae I Pool	11.000%	2/15/18	2	2
3	Ginnie Mae II Pool	2.500%	11/20/42–8/1/45	199,462	195,811
3	Ginnie Mae II Pool	3.000%	9/20/42–8/1/45	663,240	676,319
[3,4]	Ginnie Mae II Pool	3.500%	11/20/26–8/1/45	5,006,732	5,233,762
[3,4]	Ginnie Mae II Pool	4.000%	4/20/39–8/1/45	2,392,407	2,546,289
3	Ginnie Mae II Pool	4.500%	12/20/32–8/1/45	1,077,730	1,167,521
[3,4]	Ginnie Mae II Pool	5.000%	10/20/32–8/1/45	877,193	964,521
3	Ginnie Mae II Pool	5.500%	1/20/34–7/20/40	67,698	75,861
3	Ginnie Mae II Pool	6.000%	4/20/28–8/20/40	88,505	100,716
3	Ginnie Mae II Pool	6.500%	4/20/37–3/20/41	2,190	2,495
3	Ginnie Mae II Pool	7.000%	10/20/25–5/20/38	350	384
3	Ginnie Mae II Pool	7.500%	6/20/25–8/20/25	182	210
3	Ginnie Mae II Pool	8.000%	12/20/15–4/20/16	5	5
3	Ginnie Mae II Pool	8.500%	4/20/16–1/20/17	59	62
3	Ginnie Mae II Pool	9.000%	6/20/16–9/20/16	7	7
3	Ginnie Mae II Pool	10.000%	4/20/16–8/20/18	6	9
					24,815,234
Nonconventional Mortgage-Backed Securities (2.7%)
[2,3]	Fannie Mae Pool	2.329%	8/1/43	25,730	26,600
[2,3]	Fannie Mae Pool	2.779%	9/1/44	24,815	25,516
[2,3]	Fannie Mae REMICS	3.000%	11/25/42–6/25/43	73,583	63,888
[2,3]	Fannie Mae REMICS	3.500%	7/25/43	19,196	18,665
[2,3]	Fannie Mae REMICS	6.000%	10/25/28–9/25/32	8,400	9,380
[2,3]	Freddie Mac Non Gold Pool	2.267%	8/1/43	41,363	42,731
[2,3]	Freddie Mac Non Gold Pool	2.333%	9/1/43	14,474	14,960
[2,3]	Freddie Mac Non Gold Pool	2.739%	10/1/44	51,858	53,232
[2,3]	Freddie Mac Non Gold Pool	2.827%	10/1/44	23,500	24,170
[2,3]	Freddie Mac Non Gold Pool	2.830%	7/1/44	16,836	17,316
[2,3]	Freddie Mac Non Gold Pool	2.916%	9/1/44	16,085	16,593
[2,3]	Freddie Mac Non Gold Pool	2.932%	4/1/44	27,617	28,853
[2,3]	Freddie Mac Non Gold Pool	3.109%	10/1/44	32,194	33,373
[2,3]	Freddie Mac REMICS	3.000%	8/15/42–3/15/43	96,199	88,135
[2,3]	Freddie Mac REMICS	6.000%	4/15/28–11/15/32	25,340	28,505
[1,3]	Ginnie Mae REMICS	0.388%	2/20/37	6,287	6,273
3	Ginnie Mae REMICS	2.500%	8/16/42–11/20/43	43,902	37,529
3	Ginnie Mae REMICS	3.000%	3/20/40–8/20/44	61,451	57,623
3	Ginnie Mae REMICS	3.250%	8/20/44	7,353	6,724
3	Ginnie Mae REMICS	3.500%	7/20/43	23,327	24,254
3	Ginnie Mae REMICs	3.500%	9/20/44	7,908	7,848
3	Ginnie Mae REMICS	4.500%	6/20/39	6,923	7,501
3	Ginnie Mae REMICS	5.000%	6/16/37	26,158	28,682
3	Ginnie Mae REMICS	5.500%	1/20/33–8/16/36	27,001	30,038
3	Ginnie Mae REMICS	6.500%	4/20/31	2,290	2,638
					701,027
Total U.S. Government and Agency Obligations (Cost $25,302,229)					25,816,327

67

GNMA Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Temporary Cash Investments (11.5%)
Repurchase Agreements (1.7%)
Bank of America Securities, LLC
(Dated 7/31/15, Repurchase Value $2,600,000,
collateralized by Government National
Mortgage Assn. 3.500%, 7/20/45, with a value
of $2,652,000)	0.150%	8/3/15	2,600	2,600
Bank of Montreal
(Dated 7/31/15, Repurchase Value $100,001,000,
collateralized by Federal National Mortgage Assn.
3.000%–5.000%, 11/1/20–11/1/44, Federal
Home Loan Mortgage Corp. 2.500%–4.500%,
5/1/28–6/1/45, Government National Mortgage
Assn. 4.000%, 10/20/43, and U.S. Treasury
Note/Bond 6.250%–8.750%, 5/15/17–8/15/23,
with a value of $102,000,000)	0.150%	8/3/15	100,000	100,000
Bank of Montreal
(Dated 7/31/15, Repurchase Value $34,500,000,
collateralized by Federal Farm Credit Bank 2.620%,
4/27/22, Federal National Mortgage Assn. 2.000%,
3/27/28, Federal Home Loan Mortgage Corp.
0.850%–2.500%, 8/14/17–10/30/24, and
U.S. Treasury Note/Bond 0.625%–4.625%,
4/30/18–2/15/40, with a value of $35,190,000)	0.130%	8/3/15	34,500	34,500
Bank of Nova Scotia
(Dated 7/31/15, Repurchase Value $35,000,000,
collateralized by U.S. Treasury Note/Bond
0.500%–6.500%, 6/15/16–11/15/26, with a
value of $35,700,000)	0.150%	8/3/15	35,000	35,000
Barclays Capital Inc.
(Dated 7/31/15, Repurchase Value $163,002,000,
collateralized by U.S. Treasury Note/Bond
0.375%–3.375%, 8/31/15–5/15/44, with a
value of $166,260,000)	0.130%	8/3/15	163,000	163,000
Citigroup Global Markets Inc.
(Dated 7/31/15, Repurchase Value $7,400,000,
collateralized by U.S. Treasury Note/Bond
2.250%, 3/31/21, with a value of $7,548,000)	0.140%	8/3/15	7,400	7,400
HSBC Bank USA
(Dated 7/31/15, Repurchase Value $4,700,000,
collateralized by Federal National Mortgage Assn.
4.000%, 3/1/44, with a value of $4,796,000)	0.140%	8/3/15	4,700	4,700
RBC Capital Markets LLC
(Dated 7/31/15, Repurchase Value $3,600,000,
collateralized by Federal National Mortgage
Assn. 2.690%–4.000%, 4/1/27–6/1/45, Federal
Home Loan Mortgage Corp. 2.191%–2.229%,
8/1/43–5/1/45, and Government National
Mortgage Assn. 3.500%–4.500%,
10/20/43–3/20/45, with a value of $3,672,000)	0.140%	8/3/15	3,600	3,600

68

GNMA Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Societe Generale
	(Dated 7/31/15, Repurchase Value $52,201,000,
	collateralized by Federal National Mortgage
	Assn. 0.000%, 7/1/45, Federal Home Loan
	Mortgage Corp. 3.000%, 7/1/30, and U.S.
	Treasury Note/Bond 0.625%–1.500%,
	7/31/17–5/31/19, with a value of $53,244,000)	0.170%	8/3/15	52,200	52,200
	TD Securities (USA) LLC
	(Dated 7/31/15, Repurchase Value $36,200,000,
	collateralized by Federal National Mortgage
	Assn. 3.000%, 10/1/29, and Federal Home
	Loan Mortgage Corp. 4.000%, 12/1/40, with
	a value of $36,924,000)	0.150%	8/3/15	36,200	36,200
					439,200

				Shares
Money Market Fund (5.0%)
5	Vanguard Market Liquidity Fund	0.152%		1,315,715,000	1,315,715

				Face
				Amount
				($000)
U.S. Government and Agency Obligations (4.8%)
6	Federal Home Loan Bank Discount Notes	0.050%	8/12/15	195,072	195,068
6	Federal Home Loan Bank Discount Notes	0.065%	8/19/15	81,660	81,657
6	Federal Home Loan Bank Discount Notes	0.045%	8/26/15	92,200	92,195
6	Federal Home Loan Bank Discount Notes	0.060%	8/28/15	43,000	42,998
6	Federal Home Loan Bank Discount Notes	0.060%	9/1/15	375,000	374,970
	United States Treasury Bill	0.023%	8/13/15	398,994	398,990
	United States Treasury Bill	0.010%	8/20/15	66,506	66,505
					1,252,383
Total Temporary Cash Investments (Cost $3,007,314)					3,007,298
Total Investments (110.5%) (Cost $28,309,543)					28,823,625
Other Assets and Liabilities (-10.5%)
Other Assets[7]					3,030,933
Liabilities					(5,775,780)
					(2,744,847)
Net Assets (100%)					26,078,778

69

GNMA Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	27,507,910
Affiliated Vanguard Funds	1,315,715
Total Investments in Securities	28,823,625
Receivables for Investment Securities Sold	2,928,771
Other Assets	102,162
Total Assets	31,854,558
Liabilities
Payables for Investment Securities Purchased	5,684,561
Other Liabilities	91,219
Total Liabilities	5,775,780
Net Assets	26,078,778

At July 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	25,651,154
Overdistributed Net Investment Income	(5,384)
Accumulated Net Realized Losses	(82,447)
Unrealized Appreciation (Depreciation)
Investment Securities	514,082
Futures Contracts	1,373
Net Assets	26,078,778

Investor Shares—Net Assets
Applicable to 819,223,538 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,774,216
Net Asset Value Per Share—Investor Shares	$10.71

Admiral Shares—Net Assets
Applicable to 1,615,675,253 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	17,304,562
Net Asset Value Per Share—Admiral Shares	$10.71

  See Note A in Notes to Financial Statements.
  Adjustable-rate security.
  The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments.
  Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2015.
  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
  The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
  Cash of $3,608,000 has been segregated as initial margin for open futures contracts. REMICS—Real Estate Mortgage Investment Conduits.
  See accompanying Notes, which are an integral part of the Financial Statements.

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GNMA Fund

Statement of Operations

Six Months Ended
July 31, 2015
($000)
Investment Income
Income
Interest[1]	321,136
Total Income	321,136
Expenses
Investment Advisory Fees—Note B	1,270
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,481
Management and Administrative—Admiral Shares	6,349
Marketing and Distribution—Investor Shares	708
Marketing and Distribution—Admiral Shares	999
Custodian Fees	540
Shareholders’ Reports—Investor Shares	119
Shareholders’ Reports—Admiral Shares	71
Trustees’ Fees and Expenses	21
Total Expenses	17,558
Net Investment Income	303,578
Realized Net Gain (Loss)
Investment Securities Sold	(22,576)
Futures Contracts	(29,711)
Realized Net Gain (Loss)	(52,287)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(210,810)
Futures Contracts	(10,717)
Change in Unrealized Appreciation (Depreciation)	(221,527)
Net Increase (Decrease) in Net Assets Resulting from Operations	29,764
1 Interest income from an affiliated company of the fund was $879,000.

See accompanying Notes, which are an integral part of the Financial Statements.

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GNMA Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2015	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	303,578	689,037
Realized Net Gain (Loss)	(52,287)	432,243
Change in Unrealized Appreciation (Depreciation)	(221,527)	234,363
Net Increase (Decrease) in Net Assets Resulting from Operations	29,764	1,355,643
Distributions
Net Investment Income
Investor Shares	(101,421)	(236,232)
Admiral Shares	(204,777)	(456,430)
Realized Capital Gain[1]
Investor Shares	(45,393)	(7,592)
Admiral Shares	(87,317)	(14,465)
Total Distributions	(438,908)	(714,719)
Capital Share Transactions
Investor Shares	(247,606)	(592,821)
Admiral Shares	28,879	(154,010)
Net Increase (Decrease) from Capital Share Transactions	(218,727)	(746,831)
Total Increase (Decrease)	(627,871)	(105,907)
Net Assets
Beginning of Period	26,706,649	26,812,556
End of Period[2]	26,078,778	26,706,649

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $68,321,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($5,384,000) and ($3,625,000).

See accompanying Notes, which are an integral part of the Financial Statements.

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GNMA Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.88	$10.61	$10.83	$11.09	$10.73	$10.76
Investment Operations
Net Investment Income	.119	.275	.244	.288	.353	.359
Net Realized and Unrealized Gain (Loss)
on Investments	(.114)	. 278	(. 210)	(.139)	. 488	. 245
Total from Investment Operations	.005	. 553.034		.149	. 841.604
Distributions
Dividends from Net Investment Income	(.121)	(. 274)	(. 244)	(. 288)	(. 353)	(. 359)
Distributions from Realized Capital Gains	(. 054)	(. 009)	(. 010)	(.121)	(.128)	(. 275)
Total Distributions	(.175)	(. 283)	(. 254)	(. 409)	(. 481)	(. 634)
Net Asset Value, End of Period	$10.71	$10.88	$10.61	$10.83	$11.09	$10.73

Total Return[1]	0.05%	5.29%	0.34%	1.35%	7.96%	5.71%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,774	$9,163	$9,535	$13,745	$15,151	$14,384
Ratio of Total Expenses to
Average Net Assets	0.20%	0.21%	0.21%	0.21%	0.21%	0.23%
Ratio of Net Investment Income to
Average Net Assets	2.25%	2.56%	2.31%	2.59%	3.25%	3.26%
Portfolio Turnover Rate [2]	789%	685%	167%	130%	189%	386%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes 217%, 268%, 149%, 82%, 147%, and 207% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

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GNMA Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended Janurary 31,
Throughout Each Period	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.88	$10.61	$10.83	$11.09	$10.73	$10.76
Investment Operations
Net Investment Income	.124	.286	.255	.299	.364	.372
Net Realized and Unrealized Gain (Loss)
on Investments	(.114)	. 278	(. 210)	(.139)	. 488	. 245
Total from Investment Operations	.010	. 564.045		.160	. 852.617
Distributions
Dividends from Net Investment Income	(.126)	(. 285)	(. 255)	(. 299)	(. 364)	(. 372)
Distributions from Realized Capital Gains	(. 054)	(. 009)	(. 010)	(.121)	(.128)	(. 275)
Total Distributions	(.180)	(. 294)	(. 265)	(. 420)	(. 492)	(. 647)
Net Asset Value, End of Period	$10.71	$10.88	$10.61	$10.83	$11.09	$10.73

Total Return[1]	0.09%	5.39%	0.44%	1.45%	8.07%	5.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,305	$17,544	$17,277	$25,127	$23,806	$21,612
Ratio of Total Expenses to
Average Net Assets	0.10%	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.35%	2.66%	2.41%	2.69%	3.35%	3.38%
Portfolio Turnover Rate[2]	789%	685%	167%	130%	189%	386%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes 217%, 268%, 149%, 82%, 147%, and 207% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

74

GNMA Fund

Notes to Financial Statements

Vanguard GNMA Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2015, the fund’s average investments in long and short futures contracts represented 2% and 1% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term

75

GNMA Fund

investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At July 31, 2015, counterparties had deposited in segregated accounts securities and cash with a value of $5,488,000 in connection with TBA transactions.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future.

The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

5. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counter-party, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2012–2015), and for the period ended July 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

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GNMA Fund

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2015, or at any time during the period then ended.

9. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2015, the investment advisory fee represented an effective annual rate of 0.01% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At July 31, 2015, the fund had contributed capital of $2,318,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.93% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

77

GNMA Fund

The following table summarizes the market value of the fund’s investments as of July 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	25,816,327	—
Temporary Cash Investments	1,315,715	1,691,583	—
Futures Contracts—Assets[1]	879	—	—
Futures Contracts—Liabilities[1]	(139)	—	—
Total	1,316,455	27,507,910	—
1 Represents variation margin on the last day of the reporting period.

E. At July 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
30-Year U.S. Treasury Bond	September 2015	1,125	175,429	1,396
10-Year U.S. Treasury Note	September 2015	1,087	138,525	(8)
5-Year U.S. Treasury Note	September 2015	(26)	(3,116)	(15)
				1,373

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

Certain of the fund’s U.S. Treasury inflation-indexed securities experienced deflation and amortization adjustments that reduced interest income and the cost of investments for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction will be deferred for tax purposes until it is used to offset future inflation adjustments that increase taxable income. The difference becomes permanent if the securities are sold. During the period ended July 31, 2015, the fund realized gains of $39,000 that were included in ordinary income for tax purposes as a result of deferred deflation and amortization adjustments; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

At July 31, 2015, the cost of investment securities for tax purposes was $28,315,327,000. Net unrealized appreciation of investment securities for tax purposes was $508,298,000, consisting of unrealized gains of $595,470,000 on securities that had risen in value since their purchase and $87,172,000 in unrealized losses on securities that had fallen in value since their purchase.

78

GNMA Fund

G. During the six months ended July 31, 2015, the fund purchased $100,051,491,000 of investment securities and sold $98,634,385,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		July 31, 2015	January 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	494,103	45,820	1,068,942	99,281
Issued in Lieu of Cash Distributions	135,898	12,604	223,302	20,829
Redeemed	(877,607)	(81,667)	(1,885,065)	(176,099)
Net Increase (Decrease)—Investor Shares	(247,606)	(23,243)	(592,821)	(55,989)
Admiral Shares
Issued	1,237,401	114,958	2,412,757	224,926
Issued in Lieu of Cash Distributions	231,176	21,442	359,968	33,572
Redeemed	(1,439,698)	(133,827)	(2,926,735)	(273,304)
Net Increase (Decrease)—Admiral Shares	28,879	2,573	(154,010)	(14,806)

I. Management has determined that no material events or transactions occurred subsequent to July 31, 2015, that would require recognition or disclosure in these financial statements.

79

Long-Term Treasury Fund

Fund Profile
As of July 31, 2015

Share-Class Characteristics

	Investor		Admiral
	Shares		Shares
Ticker Symbol	VUSTX		VUSUX
Expense Ratio[1]	0.20%		0.10%
30-Day SEC Yield	2.72%		2.82%

Financial Attributes

	Barclays		Barclays
		Long	Aggregate
	Treasury		Bond
	Fund	Index	Index
Number of Bonds	38	44	9,496
Yield to Maturity
(before expenses)	2.9%	2.8%	2.4%
Average Coupon	3.6%	3.8%	3.2%
Average Duration	16.3 years	17.3 years	5.6 years
Average Effective
Maturity	25.1 years	25.1 years	7.8 years
Short-Term
Reserves	-4.3%	—	—

The fund invested a portion of its cash reserves in equity and fixed income markets through the use of index futures contracts. After the effect of the futures investments, the fund's temporary cash portion was negative.

Sector Diversification (% of portfolio)
Government Mortgage-Backed	4.9%
Treasury/Agency	95.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	Long	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	0.99	0.83
Beta	1.04	3.52

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	-4.3%
3 - 5 Years	2.0
5 - 7 Years	3.1
7 - 10 Years	4.4
10 - 20 Years	9.4
20 - 30 Years	85.4

Distribution by Credit Quality (% of portfolio)

U.S. Government	99.8%
Not Rated	0.2

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 27, 2015, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2015, the annualized expense ratios were 0.19% for Investor Shares and 0.09% for Admiral Shares.

80

Long-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2005, Through July 31, 2015
				Barclays
				Long
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2006	4.84%	-1.86%	2.98%	2.93%
2007	4.92	-3.12	1.80	2.00
2008	5.27	7.82	13.09	13.58
2009	4.57	4.68	9.25	10.38
2010	3.98	-5.33	-1.35	-2.19
2011	4.03	-0.45	3.58	4.29
2012	4.13	28.40	32.53	32.74
2013	2.73	-2.73	0.00	-0.02
2014	2.97	-7.42	-4.45	-4.49
2015	3.80	24.67	28.47	28.66
2016	1.24	-10.47	-9.23	-9.11
Note: For 2016, performance data reflect the six months ended July 31, 2015.

Average Annual Total Returns: Periods Ended June 30, 2015

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	5/19/1986	5.85%	5.90%	3.97%	1.96%	5.93%
Admiral Shares	2/12/2001	5.96	6.01	4.10	1.96	6.06

See Financial Highlights for dividend and capital gains information.

81

Long-Term Treasury Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (103.4%)
U.S. Government Securities (98.3%)
	United States Treasury Note/Bond	2.125%	5/15/25	141,150	140,378
	United States Treasury Note/Bond	5.250%	11/15/28	43,250	57,570
	United States Treasury Note/Bond	5.250%	2/15/29	52,400	69,929
	United States Treasury Note/Bond	6.125%	8/15/29	21,700	31,387
	United States Treasury Note/Bond	6.250%	5/15/30	8,900	13,137
	United States Treasury Note/Bond	5.375%	2/15/31	88,000	121,274
	United States Treasury Note/Bond	4.500%	2/15/36	51,400	66,756
	United States Treasury Note/Bond	4.750%	2/15/37	28,400	38,043
	United States Treasury Note/Bond	5.000%	5/15/37	14,200	19,663
	United States Treasury Note/Bond	4.500%	5/15/38	4,500	5,827
	United States Treasury Note/Bond	3.500%	2/15/39	133,800	149,647
	United States Treasury Note/Bond	4.250%	5/15/39	60,366	75,439
	United States Treasury Note/Bond	4.500%	8/15/39	41,100	53,231
	United States Treasury Note/Bond	4.375%	11/15/39	44,500	56,668
	United States Treasury Note/Bond	4.625%	2/15/40	55,150	72,764
	United States Treasury Note/Bond	4.375%	5/15/40	34,449	43,900
	United States Treasury Note/Bond	3.875%	8/15/40	44,300	52,433
	United States Treasury Note/Bond	4.250%	11/15/40	50,500	63,283
	United States Treasury Note/Bond	4.750%	2/15/41	9,400	12,669
	United States Treasury Note/Bond	3.750%	8/15/41	60,700	70,678
	United States Treasury Note/Bond	3.125%	11/15/41	49,450	51,737
	United States Treasury Note/Bond	3.125%	2/15/42	84,000	87,767
	United States Treasury Note/Bond	3.000%	5/15/42	65,600	66,810
	United States Treasury Note/Bond	2.750%	8/15/42	124,050	120,173
	United States Treasury Note/Bond	2.750%	11/15/42	239,800	232,119
	United States Treasury Note/Bond	3.125%	2/15/43	126,700	131,867
1	United States Treasury Note/Bond	2.875%	5/15/43	181,897	180,305
	United States Treasury Note/Bond	3.625%	8/15/43	47,300	54,033
	United States Treasury Note/Bond	3.750%	11/15/43	79,600	92,982
	United States Treasury Note/Bond	3.625%	2/15/44	157,200	179,503
	United States Treasury Note/Bond	3.375%	5/15/44	174,750	190,642
	United States Treasury Note/Bond	3.125%	8/15/44	149,900	156,037
	United States Treasury Note/Bond	3.000%	11/15/44	140,600	142,885
	United States Treasury Note/Bond	2.500%	2/15/45	150,800	138,075
	United States Treasury Note/Bond	3.000%	5/15/45	76,500	77,875
					3,117,486

82

Long-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Conventional Mortgage-Backed Securities (5.1%)
[2,3,4] Fannie Mae Pool	3.500%	9/1/45	94,000	97,290
[2,3,4] Fannie Mae Pool	4.000%	9/1/45	59,000	62,604
[2,3] Fannie Mae Pool	6.000%	2/1/26–11/1/28	26	30
				159,924
Total U.S. Government and Agency Obligations (Cost $3,018,676)				3,277,410

			Shares
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
5 Vanguard Market Liquidity Fund
(Cost $7,384)	0.152%		7,383,813	7,384
Total Investments (103.6%) (Cost $3,026,060)				3,284,794
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.00		8/21/15	50	(44)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $128.00		8/21/15	92	(37)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.50		8/21/15	51	(31)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $128.50		8/21/15	15	(4)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $126.00		8/21/15	51	(9)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.50		8/21/15	71	(7)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.00		8/21/15	50	(3)
Total Liability for Options Written (Premium received $128)				(135)
Other Assets and Liabilities (-3.6%)
Other Assets				255,164
Other Liabilities				(368,489)
				(113,325)
Net Assets (100%)				3,171,334

83

Long-Term Treasury Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	3,277,410
Affiliated Vanguard Funds	7,384
Total Investments in Securities	3,284,794
Receivables for Investment Securities Sold	217,903
Receivables for Accrued Income	33,628
Other Assets	3,633
Total Assets	3,539,958
Liabilities
Payables for Investment Securities Purchased	360,045
Payables for Capital Shares Redeemed	2,685
Option Contracts Written	135
Other Liabilities	5,759
Total Liabilities	368,624
Net Assets	3,171,334

At July 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	2,902,454
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	10,758
Unrealized Appreciation (Depreciation)
Investment Securities	258,734
Futures Contracts	(605)
Options on Futures Contracts	(7)
Net Assets	3,171,334

Investor Shares—Net Assets
Applicable to 88,166,727 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,111,482
Net Asset Value Per Share—Investor Shares	$12.61

Admiral Shares—Net Assets
Applicable to 163,395,190 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,059,852
Net Asset Value Per Share—Admiral Shares	$12.61

  See Note A in Notes to Financial Statements.
  Securities with a value of $1,190,000 have been segregated as initial margin for open futures contracts.
  The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
  Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2015.
  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
  See accompanying Notes, which are an integral part of the Financial Statements.

84

Long-Term Treasury Fund

Statement of Operations

Six Months Ended
July 31, 2015
($000)
Investment Income
Income
Interest[1]	48,852
Total Income	48,852
Expenses
The Vanguard Group—Note B
Investment Advisory Services	171
Management and Administrative—Investor Shares	894
Management and Administrative—Admiral Shares	665
Marketing and Distribution—Investor Shares	118
Marketing and Distribution—Admiral Shares	157
Custodian Fees	19
Shareholders’ Reports—Investor Shares	22
Shareholders’ Reports—Admiral Shares	11
Trustees’ Fees and Expenses	1
Total Expenses	2,058
Net Investment Income	46,794
Realized Net Gain (Loss)
Investment Securities Sold	16,185
Futures Contracts	(866)
Options on Futures Contracts	268
Realized Net Gain (Loss)	15,587
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(413,524)
Futures Contracts	349
Options on Futures Contracts	406
Change in Unrealized Appreciation (Depreciation)	(412,769)
Net Increase (Decrease) in Net Assets Resulting from Operations	(350,388)
1 Interest income from an affiliated company of the fund was $19,000.

See accompanying Notes, which are an integral part of the Financial Statements.

85

Long-Term Treasury Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2015	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	46,794	90,125
Realized Net Gain (Loss)	15,587	84,006
Change in Unrealized Appreciation (Depreciation)	(412,769)	615,202
Net Increase (Decrease) in Net Assets Resulting from Operations	(350,388)	789,333
Distributions
Net Investment Income
Investor Shares	(16,137)	(33,098)
Admiral Shares	(30,657)	(57,027)
Realized Capital Gain[1]
Investor Shares	(9,238)	(17,275)
Admiral Shares	(16,853)	(30,929)
Total Distributions	(72,885)	(138,329)
Capital Share Transactions
Investor Shares	(57,886)	69,412
Admiral Shares	(113,577)	470,130
Net Increase (Decrease) from Capital Share Transactions	(171,463)	539,542
Total Increase (Decrease)	(594,736)	1,190,546
Net Assets
Beginning of Period	3,766,070	2,575,524
End of Period	3,171,334	3,766,070

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $3,411,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

86

Long-Term Treasury Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.19	$11.55	$12.61	$13.32	$10.77	$11.15
Investment Operations
Net Investment Income	.177	.372	.374	.369	.382	.462
Net Realized and Unrealized Gain (Loss)
on Investments	(1.480)	2.833	(.937)	(.361)	3.058	(.046)
Total from Investment Operations	(1.303)	3.205	(.563)	.008	3.440	.416
Distributions
Dividends from Net Investment Income	(.177)	(. 372)	(. 374)	(. 369)	(. 382)	(. 462)
Distributions from Realized Capital Gains	(.100)	(.193)	(.123)	(. 349)	(. 508)	(. 334)
Total Distributions	(. 277)	(. 565)	(. 497)	(.718)	(. 890)	(.796)
Net Asset Value, End of Period	$12.61	$14.19	$11.55	$12.61	$13.32	$10.77

Total Return[1]	-9.23%	28.47%	-4.45%	0.00%	32.53%	3.58%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,111	$1,318	$1,013	$1,349	$1,621	$1,244
Ratio of Total Expenses to
Average Net Assets	0.19%	0.20%	0.20%	0.20%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	2.79%	3.02%	3.14%	2.78%	3.14%	3.98%
Portfolio Turnover Rate[2]	102%	59%	44%	105%	229%	52%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes 58%, 22%, 0%, 61%, 119%, and 0% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

87

Long-Term Treasury Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended Janurary 31,
Throughout Each Period	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.19	$11.55	$12.61	$13.32	$10.77	$11.15
Investment Operations
Net Investment Income	.183	.384	.386	.382	.395	.476
Net Realized and Unrealized Gain (Loss)
on Investments	(1.480)	2.833	(.937)	(.361)	3.058	(.046)
Total from Investment Operations	(1.297)	3.217	(.551)	.021	3.453	.430
Distributions
Dividends from Net Investment Income	(.183)	(. 384)	(. 386)	(. 382)	(. 395)	(. 476)
Distributions from Realized Capital Gains	(.100)	(.193)	(.123)	(. 349)	(. 508)	(. 334)
Total Distributions	(. 283)	(. 577)	(. 509)	(.731)	(. 903)	(. 810)
Net Asset Value, End of Period	$12.61	$14.19	$11.55	$12.61	$13.32	$10.77

Total Return[1]	-9.18%	28.60%	-4.36%	0.10%	32.66%	3.71%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,060	$2,448	$1,563	$2,063	$2,199	$1,567
Ratio of Total Expenses to
Average Net Assets	0.09%	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.89%	3.12%	3.24%	2.88%	3.24%	4.10%
Portfolio Turnover Rate[2]	102%	59%	44%	105%	229%	52%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes 58%, 22%, 0%, 61%, 119%, and 0% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

88

Long-Term Treasury Fund

Notes to Financial Statements

Vanguard Long-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2015, the fund’s average investments in long and short futures contracts represented 1% and 4% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

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Long-Term Treasury Fund

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2015, the fund’s average value of options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At July 31, 2015, counterparties had deposited in segregated accounts securities and cash with a value of $925,000 in connection with TBA transactions.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2012–2015), and for the period ended July 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

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Long-Term Treasury Fund

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2015, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At July 31, 2015, the fund had contributed capital of $275,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.11% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

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Long-Term Treasury Fund

The following table summarizes the market value of the fund’s investments as of July 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	3,277,410	—
Temporary Cash Investments	7,384	—	—
Liability for Options Written	(135)	—	—
Futures Contracts—Assets[1]	463	—	—
Futures Contracts—Liabilities[1]	(486)	—	—
Total	7,226	3,277,410	—
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	September 2015	(367)	(80,396)	(154)
5-Year U.S. Treasury Note	September 2015	389	46,619	—
30-Year U.S. Treasury Bond	September 2015	(171)	(26,665)	(309)
Ultra Long U.S. Treasury Bond	September 2015	(82)	(13,082)	(142)
10-Year U.S. Treasury Note	September 2015	2	255	—
				(605)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At July 31, 2015, the cost of investment securities for tax purposes was $3,032,207,000. Net unrealized appreciation of investment securities for tax purposes was $252,587,000, consisting of unrealized gains of $265,628,000 on securities that had risen in value since their purchase and $13,041,000 in unrealized losses on securities that had fallen in value since their purchase.

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Long-Term Treasury Fund

F. During the six months ended July 31, 2015, the fund purchased $1,794,765,000 of investment securities and sold $1,987,391,000 of investment securities, other than temporary cash investments.

The following table summarizes the fund’s options written during the six months ended July 31, 2015.

				Premiums
		Number of		Received
Options Written			Contracts	($000)
Balance at January 31, 2015			916	345
Options Written			3,138	1,174
Options Expired			(1,468)	(504)
Options Closed			(2,206)	(887)
Options Exercised			—	—
Balance at July 31, 2015			380	128

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		July 31, 2015	January 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	145,351	11,171	346,687	27,907
Issued in Lieu of Cash Distributions	24,132	1,853	47,791	3,789
Redeemed	(227,369)	(17,768)	(325,066)	(26,437)
Net Increase (Decrease)—Investor Shares	(57,886)	(4,744)	69,412	5,259
Admiral Shares
Issued	300,586	23,321	797,720	63,962
Issued in Lieu of Cash Distributions	40,530	3,112	75,138	5,941
Redeemed	(454,693)	(35,594)	(402,728)	(32,616)
Net Increase (Decrease)—Admiral Shares	(113,577)	(9,161)	470,130	37,287

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2015, that would require recognition or disclosure in these financial statements.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended July 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	1/31/2015	7/31/2015	Period
Based on Actual Fund Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,001.35	$0.94
Admiral Shares	1,000.00	1,001.85	0.45
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,001.94	$0.94
Admiral Shares	1,000.00	1,002.44	0.45
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$989.34	$0.94
Admiral Shares	1,000.00	989.83	0.44
GNMA Fund
Investor Shares	$1,000.00	$1,000.45	$0.99
Admiral Shares	1,000.00	1,000.95	0.50
Long-Term Treasury Fund
Investor Shares	$1,000.00	$907.73	$0.90
Admiral Shares	1,000.00	908.18	0.43

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Six Months Ended July 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	1/31/2015	7/31/2015	Period
Based on Hypothetical 5% Yearly Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.85	$0.95
Admiral Shares	1,000.00	1,024.35	0.45
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,023.85	$0.95
Admiral Shares	1,000.00	1,024.35	0.45
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.85	$0.95
Admiral Shares	1,000.00	1,024.35	0.45
GNMA Fund
Investor Shares	$1,000.00	$1,023.80	$1.00
Admiral Shares	1,000.00	1,024.30	0.50
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.85	$0.95
Admiral Shares	1,000.00	1,024.35	0.45

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Treasury Fund, 0.19% for Investor Shares and 0.09% for Admiral Shares; for the Short-Term Federal Fund, 0.19% for Investor Shares and 0.09% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.19% for Investor Shares and 0.09% for Admiral Shares; for the GNMA Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; and for the Long-Term Treasury Fund, 0.19% for Investor Shares and 0.09% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

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Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Short-Term, Intermediate-Term, and Long-Term Treasury Funds and Vanguard Short-Term Federal Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for the funds. The board also has renewed the investment advisory agreement between Vanguard GNMA Fund and Wellington Management Company LLP (Wellington Management). The board determined that renewing each fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:

Vanguard. Vanguard has been managing investments for more than three decades and has advised the Short-Term, Intermediate-Term, and Long-Term Treasury Funds and Short-Term Federal Fund since their inceptions. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The firm has managed the GNMA Fund since the fund’s inception in 1980. The portfolio manager of the GNMA Fund is backed by a team of experienced analysts who help inform his strategic perspective and conduct statistical and cash-flow analysis. The team leverages its deep knowledge of the mortgage industry to analyze the relative value of various GNMA bonds and construct a portfolio with lower prepayment and extension risk than the benchmark, but with similar interest rate risk.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about each fund’s most recent performance can be found in the Performance Summary sections of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its respective peer group and that each fund’s advisory fee rate was also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections, which also contain information about the advisory expenses.

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The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee for the GNMA Fund, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the GNMA Fund shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule with Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board concluded that with regard to the Short-Term, Intermediate-Term, and Long-Term Treasury Funds and the Short-Term Federal Fund, the funds’ at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For the federal and Treasury funds, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. For the GNMA Fund, credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

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Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 193 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Talent Innovation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley
Kathleen C. Gubanich
Paul A. Heller
Martha G. King
John T. Marcante

Chris D. McIsaac
James M. Norris
Thomas M. Rampulla
Glenn W. Reed
Karin A. Risi

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q322 092015

Semiannual Report | July 31, 2015

Vanguard Corporate Bond Funds

Vanguard Short-Term Investment-Grade Fund

Vanguard Intermediate-Term Investment-Grade Fund

Vanguard Long-Term Investment-Grade Fund

Vanguard High-Yield Corporate Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	9
Short-Term Investment-Grade Fund.	16
Intermediate-Term Investment-Grade Fund.	48
Long-Term Investment-Grade Fund.	79
High-Yield Corporate Fund.	104
About Your Fund’s Expenses.	121
Trustees Approve Advisory Arrangements.	123
Glossary.	125

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended July 31, 2015
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Investment-Grade Fund
Investor Shares	1.74%	0.92%	-0.65%	0.27%
Admiral™ Shares	1.84	0.97	-0.65	0.32
Institutional Shares	1.87	0.99	-0.65	0.34
Barclays U.S. 1–5 Year Credit Bond Index				0.26
1–5 Year Investment-Grade Debt Funds Average				0.17
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Intermediate-Term Investment-Grade Fund
Investor Shares	2.73%	1.44%	-2.79%	-1.35%
Admiral Shares	2.83	1.49	-2.79	-1.30
Barclays U.S. 5–10 Year Credit Bond Index				-1.91
Core Bond Funds Average				-1.42
Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Long-Term Investment-Grade Fund
Investor Shares	4.09%	1.93%	-9.66%	-7.73%
Admiral Shares	4.19	1.97	-9.66	-7.69
Barclays U.S. Long Credit A or Better Bond Index				-7.78
Corporate A-Rated Debt Funds Average				-2.62
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard High-Yield Corporate Fund
Investor Shares	5.23%	2.70%	-1.20%	1.50%
Admiral Shares	5.33	2.75	-1.20	1.55
High-Yield Corporate Composite Index				1.37
High Yield Funds Average				1.52
For a benchmark description, see the Glossary.
High Yield Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

1

Chairman’s Letter

Dear Shareholder,

After a strong run last fiscal year, bond prices declined and volatility increased over the six months ended July 31, 2015. Demand from risk-averse investors surged in January amid concerns about deflation and the shaky pace of global growth. But it slackened later as the economic picture brightened and the Federal Reserve seemed close to raising short-term interest rates for the first time in almost a decade.

With weaker demand depressing the prices of longer-term bonds in particular, Vanguard Long-Term Investment-Grade Fund returned –7.73%. (All returns and yields cited in this letter are for the funds’ Investor Shares.) More modest price declines for shorter-term investment-grade and high-yield bonds helped the three other funds perform better. Including the income they earned, their returns were –1.35% for Vanguard Intermediate-Term Investment-Grade Fund, 0.27% for Vanguard Short-Term Investment-Grade Fund, and 1.50% for Vanguard High-Yield Corporate Fund.

All four funds performed better than their benchmarks—the Intermediate-Term Fund by a wider margin than the others. Compared with their peers, results were mixed. The Short- and Intermediate-Term Funds outperformed the average return of their peer groups, the High-Yield Corporate Fund was about even, and the Long-Term Fund lagged.

2

As bond prices fell, the 30-day SEC yields for all four funds increased, to 18 to 55 basis points higher as of July 31 than they were six months earlier. (A basis point is one-hundredth of a percentage point.)

Fixed income fared poorly both at home and abroad

Prices of U.S. taxable bonds declined in four of the six months, returning –1.47%. U.S. municipal bonds held up a little better, but the slide in their prices still more than offset the income they generated. Their return was –0.92%.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –3.79%, curbed by the dollar’s strength against many foreign currencies. For currency-hedged investors, international bonds returned about –1%.

Returns were negligible for money market funds and savings accounts as the Fed’s target for short-term rates remained at 0%–0.25%.

U.S. stocks proved resilient in a challenging environment

The broad U.S. stock market returned more than 6% over the six months. Corporate earnings generally exceeded forecasts, and investors seemed encouraged by the monetary stimulus efforts of other nations’ central banks.

Market Barometer

			Total Returns
		Periods Ended July 31, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.47%	2.82%	3.27%
Barclays Municipal Bond Index (Broad tax-exempt market)	-0.92	3.56	4.39
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.02	0.05

Stocks
Russell 1000 Index (Large-caps)	6.60%	11.24%	16.45%
Russell 2000 Index (Small-caps)	6.98	12.03	15.27
Russell 3000 Index (Broad U.S. market)	6.61	11.28	16.35
FTSE All-World ex US Index (International)	4.26	-3.74	6.23

CPI
Consumer Price Index	2.12%	0.17%	1.83%

3

But stocks also encountered hurdles. During the latter part of the period, Greece’s debt crisis and a swoon by Chinese stocks weighed on global markets. The strong U.S. dollar’s negative effect on the profits of U.S.-based multinational companies, valuations that some investors perceived as high, and muddled economic news also roiled stocks at times.

For U.S. investors, international stocks returned about 4%; results would have been more robust if not for the dollar’s strength. Returns for the developed markets of Europe surpassed those of the Pacific region and emerging markets.

As the period went on, prospects for growth and inflation improved

Some of the uncertainties weighing on the global economy lifted a little as the half year progressed. At home, growth seemed to get back on track after a first quarter marked by severe winter weather in the Northeast and a port strike on the West Coast. Abroad, the pace of expansion in the euro zone and Japan proved more robust than expected.

These improvements helped allay deflationary fears that had stood center stage when the period began. They also helped counter some negative developments, including weakness in commodity prices, flare-ups in the Greek crisis, and further signs of a downshift in China’s growth.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Average
Short-Term Investment-Grade Fund	0.20%	0.10%	0.07%	0.79%
Intermediate-Term Investment-Grade
Fund	0.20	0.10	—	0.83
Long-Term Investment-Grade Fund	0.22	0.12	—	0.91
High-Yield Corporate Fund	0.23	0.13	—	1.11

The fund expense ratios shown are from the prospectus dated May 27, 2015, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2015, the funds’ annualized expense ratios were: for the Short-Term Investment-Grade Fund, 0.19% for Investor Shares, 0.09% for Admiral Shares, and 0.06% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.19% for Investor Shares and 0.09% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.21% for Investor Shares and 0.11% for Admiral Shares; and for the High-Yield Corporate Fund, 0.22% for Investor Shares and 0.12% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2014.

Peer groups: For the Short-Term Investment-Grade Fund, 1–5 Year Investment-Grade Debt Funds; for the Intermediate-Term Investment-Grade Fund, Core Bond Funds; for the Long-Term Investment-Grade Fund, Corporate A-Rated Debt Funds; and for the High-Yield Corporate Fund, High Yield Funds.

4

The brightening economic outlook and increasing likelihood of a Fed rate hike led bond yields to rise and prices to fall across the maturity spectrum, particularly among longer-dated securities. The price drop cut close to 10 percentage points from the return of the Long-Term Investment-Grade Fund and nearly 3 percentage points from that of the Intermediate-Term Investment-Grade Fund.

The other two funds saw more modest price declines of well under 2 percentage points and earned enough interest income to keep their returns in positive territory. (You can see each fund’s income and capital returns in the table on page 1.)

Sharp price drops can be disconcerting. Keep in mind, however, that prices surged in the preceding six months and that 12-month returns for all of the funds were positive. More important, although bond prices may fluctuate—sometimes significantly—income tends to be a bigger driver of their performance over the long term.

In relative terms, the investment-grade funds’ tilt toward shorter-dated maturities worked to their advantage. That was especially true for the Intermediate-Term Fund. With roughly one-third of its assets in securities maturing in less than five years, it outstripped its benchmark by 56 basis points. Another positive was these funds’ outsized allocation to financials at the expense of industrials.

Yields
	30-Day SEC Yields on
	January 31,	July 31,
Bond Fund	2015	2015
Short-Term Investment-Grade
Investor Shares	1.56%	1.74%
Admiral Shares	1.66	1.84
Institutional Shares	1.69	1.87
Intermediate-Term Investment-Grade
Investor Shares	2.32%	2.73%
Admiral Shares	2.42	2.83
Long-Term Investment-Grade
Investor Shares	3.54%	4.09%
Admiral Shares	3.64	4.19
High-Yield Corporate
Investor Shares	4.99%	5.23%
Admiral Shares	5.09	5.33

5

For diversification and liquidity reasons, the Short- and Intermediate-Term Funds hold asset-backed securities and Treasuries, which can drag on performance when riskier securities are in favor. But these holdings helped bolster relative returns over this period. So did security selection, especially among energy securities and foreign sovereign bonds.

Do you have the right ‘asset location’ for your bond fund?

Investors who want to maximize returns and minimize taxes should consider their “asset location,” or how their investments are spread among different types of accounts.

Broadly speaking, accounts are either tax-advantaged (as in tax-free or tax-deferred) or they’re taxable. IRAs and 401(k) plans, of course, are tax-advantaged.

As part of a series called IRA Insights (available at vanguard.com/research), analysts from Vanguard’s Investment Strategy Group studied data from hundreds of thousands of Vanguard accounts to determine how well investors were locating their assets. From a tax standpoint, were people choosing the optimal account type for a particular investment?

The analysts noted that bonds are tax-inefficient, because their return is almost entirely income. So investors are generally best served by holding them (and balanced funds, which include bonds) in IRAs and other tax-advantaged accounts. Otherwise, income from the bonds will drive up an investor’s annual tax liability, even if the income is automatically reinvested in a bond or balanced fund. And unlike qualified stock dividends, which are taxed at a preferential rate, bond income gets taxed at a higher “ordinary” income rate.

As you can see in results shown below from the study, there appears to be an opportunity for some bond investors to improve their asset location. These investors may be paying more in taxes than they need to.

Over half of investors with a choice own bonds in taxable accounts

Notes: Based on an analysis of almost 700,000 Vanguard IRA@ account owners who also have taxable investments at Vanguard and who own at least some bond investments. Data are as of December 31, 2014.

Source: Vanguard.

6

The Long-Term Fund’s out-of-benchmark allocation to taxable municipal bonds helped relative performance, but its holdings in BBB-rated bonds detracted modestly.

The High-Yield Corporate Fund’s investments in the energy segment, despite the further slide in the price of oil in July, added to relative performance. Underweighting metals and mining also worked out well for the fund because of the softness in commodity prices.

For a more detailed discussion of the management of the funds, please see the Advisors’ Report that follows this letter.

As your investment costs go down, your chance for success can go up

Being an investor can be frustrating at times: You’re planning for your financial future, but some factors—for example, the financial markets—are beyond your control. Although you can’t control the markets, you do have some choice in how much you pay to invest in them. And what you pay can greatly affect your chance for success.

At Vanguard, as you know, we take minimizing costs seriously. Indeed, that’s one of our four investment principles. (You can read more in

Vanguard’s Principles for Investing Success, available at vanguard.com/ research.) Paying less in expenses has an intuitive, immediate appeal.

Less obvious, perhaps, is the enormous advantage that low costs can offer over time.

Imagine two well-diversified portfolios, each with a starting balance of $100,000 and each earning a yearly return of 6%, which is reinvested over a 30-year period. In one scenario, the investor pays 0.25% of assets every year in portfolio expenses, while in the other, the investor pays 0.90%. (Keep in mind that this is a hypothetical example and doesn’t represent any particular investment.)

After 30 years, the lower-cost portfolio has a balance of more than $530,000, while the higher-cost portfolio has a balance of almost $440,000. What might seem like a trifling cost difference at the start becomes a meaningful difference in the long termin this example, nearly $100,000.

Increasingly, investors recognize the importance of minimizing costs. According to Morningstar, over the past ten years, 95% of cash flows have gone into funds ranked in the lowest 20% in expenses. We’re pleased to see this trend, because it means investors are keeping more of their returns and, by doing so, have given themselves a better chance of reaching their financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 12, 2015

Your Fund’s Performance at a Glance
January 31, 2015, Through July 31, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Investment-Grade Fund
Investor Shares	$10.73	$10.66	$0.099	$0.000
Admiral Shares	10.73	10.66	0.104	0.000
Institutional Shares	10.73	10.66	0.106	0.000
Vanguard Intermediate-Term Investment-Grade
Fund
Investor Shares	$10.06	$9.77	$0.146	$0.010
Admiral Shares	10.06	9.77	0.151	0.010
Vanguard Long-Term Investment-Grade Fund
Investor Shares	$11.34	$10.18	$0.222	$0.069
Admiral Shares	11.34	10.18	0.228	0.069
Vanguard High-Yield Corporate Fund
Investor Shares	$5.98	$5.90	$0.162	$0.008
Admiral Shares	5.98	5.90	0.165	0.008

Advisors’ Report

Vanguard Fixed Income Group For the Short-, Intermediate-, and Long-Term Investment-Grade Funds

For the six months ended July 31, 2015, Vanguard Short-Term Investment-Grade Fund did a little better than its benchmark, returning 0.27% for Investor Shares, 0.32% for Admiral Shares, and 0.34% for Institutional Shares. Vanguard Intermediate-Term Investment-Grade Fund outpaced its benchmark by a wider margin, returning –1.35% for Investor Shares and –1.30% for Admiral Shares. Both funds exceeded the average returns of their peer groups.

We also manage about 10% of the assets of Vanguard Long-Term Investment-Grade Fund. It returned –7.73% for Investor Shares and –7.69% for Admiral Shares, ahead of its benchmark. The fund lagged its peer group, although that’s an imperfect yardstick because the typical peer fund has a much shorter duration.

The investment environment

As 2015 began, monetary policy and economic growth in the United States diverged from those in much of the rest of the world. Markets expected the Federal Reserve to begin raising interest rates modestly and gradually. Meanwhile, in March, the European Central Bank (ECB) began an aggressive monthly bond-buying program that led to negative rates on some sovereign bonds. Many other central banks also pursued accommodative policies that drove their rates lower.

Yields of U.S. Treasury Securities
	January 31,	July 31,
Maturity	2015	2015
2 years	0.52%	0.73%
3 years	0.83	1.05
5 years	1.27	1.62
10 years	1.75	2.26
30 years	2.32	2.94
Source: Vanguard.

As the U.S. economy seemed to be on the upswing despite a slowdown in growth in the fourth quarter of 2014, major European economies faced concerns about deflation and little or no growth. China, the world’s second-largest economy, modestly lowered its growth target for 2015. Although we don’t anticipate a hard landing for China’s economy, significant stock market volatility appears likely to persist.

As the year progressed, however, Europe gained strength, helped by lower oil prices and the ECB’s actions. The U.S. economy almost ground to a halt in the first quarter, in part because of a harsh winter and a West Coast port strike. But it grew in the second quarter at an annual rate of 2.3%, based on the advance estimate.

Throughout the half year, questions about the timing of the Fed’s first rate increase in nearly a decade were top of mind for investors. The Fed’s decision depends on the health of the economy. It also wants to see continued improvement in the job market and an increase in inflation toward its 2% long-term target. (Inflation has been running well below that, in part reflecting lower commodity prices.)

In the spring, the Fed signaled that it most likely would not raise rates in June, as some had predicted. Although it removed the word “patient” from its statement, it still suggested that any increases would be gradual and that rates would probably remain low for a considerable time. It seemed increasingly likely that the ultimate federal funds rate during the current economic cycle would be lower than the market anticipated last year. Expectations centered on 2.5%, down from more than 3% last October.

In this environment, the yield of the benchmark 10-year Treasury note increased gradually after a significant January rally pushed it down to 1.75%. Safe-haven demand for Treasuries was strong at the height of the uncertainty about Greece’s possible default and exit from the euro zone. But the yield of the 10-year note closed out July at 2.26%.

Management of the funds

We maintained a structurally short duration stance in the Short- and Intermediate-Term Funds versus their benchmarks. (Duration measures the sensitivity of a bond fund’s holdings to changes in interest rates.) This conservative positioning can drag on performance when rates are falling, but it boosted the funds’ relative results over the six months as rates moved higher.

For the Short- and Intermediate-Term Funds, credit analysis was key as well. It enabled us to successfully navigate other volatile segments of the fixed income market, including European bank debt and emerging-market sovereign bonds.

Favoring financials over industrials also helped the two funds. They were underweighted in energy stocks, which performed a little better than corporate bonds as a whole. However, the funds were less exposed to the roller-coaster ride that energy-related industrial companies experienced as the price of oil began to recover but then slumped further. Thanks in part to our credit analysts, the securities we did hold in the energy segment added to performance.

The funds’ out-of-benchmark holdings in asset-backed securities and commercial mortgage-backed securities also worked well as these securities outperformed their investment-grade counterparts.

A look ahead

Lower oil prices have tempered inflation and slowed corporate capital spending. Consumer spending and housing have been alternately stronger and weaker, and consumer confidence slid in July. Overall, though, we expect the U.S. economy to grow at an annual rate comfortably above 2% for the rest of 2015.

Interest rates, and hence bond prices, could remain volatile. The market views new information about the economy’s health through the lens of the data-dependent Fed, trying to guess when it will raise rates. It’s not unusual for volatility to increase as a rate increase approaches. Still, rates are likely to be range-bound. We expect the relative strength of the U.S. economy to set a floor, and global conditions—including the stronger dollar and ECB stimulus—should serve as a cap. We still believe that a rate increase is likely to come in the second half of 2015. The Fed may not raise rates as much as has been expected, however, especially in view of the tepid outlook for growth.

We maintain significant positions in very liquid assets. This “dry powder” should give us the flexibility to seize opportunities when they arise and help us meet potential shareholder redemptions without becoming forced sellers in the market.

Whatever the markets may bring, our experienced team of portfolio managers, traders, and credit analysts will continue to seek opportunities to produce competitive returns.

Gregory Davis, CFA, Principal Global Head of Fixed Income Group Gregory S. Nassour, CFA, Principal Portfolio Manager August 19, 2015

Wellington Management Company LLP

For the Long-Term Investment-Grade Fund

As mentioned earlier, Vanguard Long-Term Investment-Grade Fund returned –7.73% for Investor Shares and –7.69% for Admiral Shares for the six months ended July 31, 2015. It outpaced the –7.78% return of its benchmark, the Barclays U.S. Long Credit A or Better Bond Index, but lagged the –2.62% average return of its peers.

The portion of the fund that we manage (“the portfolio”) invests primarily in corporate bonds with maturities of 10 to 30 years. Its returns are influenced by the direction of interest rates and by economic conditions that affect the creditworthiness of corporate bond issuers.

Investment environment

Fixed income markets were volatile over the period. Investors grappled with a mixed global economic backdrop, accommodative monetary policies, the increased risk that Greece would exit the euro zone, and ups and downs in the price of oil.

Many central banks eased monetary policy; some resorted to radical measures to counter falling inflation and stimulate growth. The ECB launched an open-ended bond-buying program, prompting other central banks to act to stop their currencies from appreciating. China’s central bank entered into an aggressive monetary easing cycle to counter deflationary risks and slowing growth. Below-trend growth and low inflation kept the Bank of England on the sidelines, while the U.S. Federal Reserve charted a course for policy normalization.

Growth stabilized in the major developed markets but continued to languish in emerging markets, driven by a slowdown in Asia. Economic data in the euro zone improved, and more countries participated in the upturn, though the Greek debt crisis muddied the outlook. China’s first-quarter gross domestic product (GDP) slowed to its weakest level since the global financial crisis. U.S. economic activity picked up after a weak first quarter; consumer fundamentals improved, the housing market gained momentum, and labor market trends remained favorable. However, the manufacturing sector faced ongoing challenges from a strong dollar and lower oil prices.

After declining in the first quarter, government bond yields moved sharply higher in the second quarter. The economic outlook brightened in the United States and the euro zone, global deflation fears eased, and the Fed appeared on track to raise interest rates later this year. Greece took center stage toward the end of the period. After debt negotiations broke down, it defaulted on its payment to the International Monetary Fund, triggering a risk-averse tone throughout global markets.

Most global government bond yields gained over the six months and yield curves generally steepened, led by the long end of the curve. Absolute returns for the major fixed income sectors were mixed; some declined as interest rates rose.

Long-term corporate bonds posted negative total returns, primarily because of the increase in long-term Treasury yields. Corporate bonds underperformed duration-equivalent Treasuries toward the end of the period when Greek exit concerns intensified. Heavy new-issue supply also weighed on the sector.

The portfolio’s successes

Security selection in technology and banking bonds was strong. The portfolio also benefited from its underweighted allocation to basic industries and from positive selection among insurance issuers.

The portfolio’s shortfalls

An underweight allocation to energy and an overweighting of communications bonds detracted from relative performance. Security selection among electric issuers was also unfavorable, as was the portfolio’s duration posture.

The outlook

We are balancing a positive view of U.S. growth and corporate fundamentals with increasing concerns about central bank actions, uncertainty over Greece’s future, and the slowdown in China. This has led us to a near-neutral positioning in investment-grade corporate bonds.

The growth trajectory for the U.S. economy remains positive; GDP growth of 2.6% is forecast for 2015. The labor market continues to improve and wages have started to climb. Although inflation is below the Fed’s 2% target, we expect this gap to narrow. Economic data suggest that the Fed should raise rates in the second half of 2015; however, China’s slowdown could push the first increase to 2016. Even as China combats its downturn, the ECB and Bank of Japan are focused on disinflationary pressures and on keeping monetary policies accommodative. These factors, in our opinion, pose threats to the stability of the U.S. recovery.

As for fundamentals, corporate earnings could be pressured by the strength of the U.S. dollar, uncertainty in the euro zone, and China’s slowdown. Credit fundamentals are trending down for investment-grade companies. Mergers and acquisitions and other shareholder-friendly activities are expected to remain elevated. Default rates should stay low in the United States but may increase in the high-yield energy sector if low oil prices persist.

Market liquidity remains challenging, exacerbated because buy-side investors hold a larger share of corporate bonds than dealers do. Furthermore, new issuance is on pace to again exceed $1 trillion in 2015, which may hinder tighter spreads. During periods of heightened market volatility, liquidity conditions deteriorate, rendering it difficult to make tactical portfolio adjustments. Valuations are more attractive after the recent spread widening.

The timing, pace, and magnitude of an upturn in interest rates will determine the performance of fixed income markets in the future and may contribute to negative total returns. However, many of the forces that kept yields low in recent years—accommodative monetary policies, subdued inflation, and global recession fears—persist.

The portfolio‘s position in long-term investment-grade bonds should help provide income stability. The major risks are, of course, rising long-term interest rates, a widening in corporate bond risk premiums, or both.

Lucius T. Hill III, Senior Managing Director and Fixed Income Portfolio Manager Scott I. St. John, CFA

Senior Managing Director and Fixed Income Portfolio Manager August 19, 2015

Wellington Management Company llp For the High-Yield Corporate Fund

For the six months ended July 31, 2015, the fund returned 1.50% for Investor Shares and 1.55% for Admiral Shares. It outpaced the 1.37% return of its benchmark index.

The investment environment

Fixed income markets had their ups and downs along with the global economy. Many central banks adopted accommodative monetary policies, and the risk that Greece would exit the euro zone increased. Oil prices declined sharply in July as an Iran nuclear deal with the West neared and broader commodities weakened.

The 10-year U.S. Treasury yield ended the period at 2.26%, up from 1.75% at the end of January. Because bond yields and prices move in opposite directions, bond prices declined. Longer-duration and interest-rate-sensitive fixed income assets suffered along with underlying Treasuries. The high-yield market outperformed government bonds as continued improvements in the U.S. economy offset the flare-up in Greece’s debt crisis.

Performance by credit quality varied little during the half year. B-rated bonds did best, returning 1.65% as measured by the Barclays U.S. Corporate High Yield Bond Index; Ba-rated bonds returned 1.21% and Caa-rated bonds 1.01%. The spread of the high-yield market (a comparison of the yields of high-yield bonds and Treasury bonds) widened from 509 basis points to 513. Its average price declined $2, to $97.

Corporate fundamentals remain healthy and debt levels at most companies are stable. We expect above-trend U.S. GDP growth to continue over the second half of 2015 and believe that most high-yield companies will sustain solid credit profiles. We have seen a pickup, however, in shareholder-friendly actions, including mergers and acquisitions, and a weakening of bondholder covenants, which may put pressure on balance sheets. At this point, defaults remain manageable. Moody’s Investors Service’s trailing 12-month global speculative-grade default rate was 2.3% at the end of June, still well below the long-term average of 3.9%.

The new-issue market has been active this year, with more than $200 billion priced so far. Volatility in the energy industry has sparked a widening of spreads across the high-yield market. Although the problems affecting high-yield energy credits are justifiable, they are relatively isolated to that industry. We are looking to take advantage of recent dislocations created by the sell-off in non-energy companies, where wider spreads are attractive and the credits are well-supported by strong fundamentals.

The fund’s successes

The fund benefited from positive security selection in the energy sector, an underweight allocation to metals and mining, and an overweighting of health care.

The fund’s shortfalls

Selection in metals and mining as well as underweight allocations to the energy sector and the food and beverage industry detracted from performance.

The fund’s positioning

The fund remains consistent in its investment objective and strategy and maintains a significant exposure to relatively higher-rated companies in the high-yield market. We believe that these issuers have more stable businesses and more predictable cash flows than lower-rated names and can help us minimize defaults and provide stable income. We continue to diversify the fund’s holdings by issuer and industry and to de-emphasize non-cash-paying securities, preferred stocks, and equity-linked securities (such as convertibles) because of their potential volatility.

Michael L. Hong, CFA, Managing Director and Fixed Income Portfolio Manager August 19, 2015

Short-Term Investment-Grade Fund

Fund Profile
As of July 31, 2015

Share-Class Characteristics

	Investor	Admiral Institutional
	Shares	Shares	Shares
Ticker Symbol	VFSTX	VFSUX	VFSIX
Expense Ratio[1]	0.20%	0.10%	0.07%
30-Day SEC Yield	1.74%	1.84%	1.87%

Financial Attributes

		Barclays	Barclays
		1–5 Year	Aggregate
		Credit	Bond
	Fund	Index	Index
Number of Bonds	2,112	2,327	9,496
Yield to Maturity
(before expenses)	1.9%	1.9%	2.4%
Average Coupon	3.1%	3.5%	3.2%
Average Duration	2.6 years	2.8 years	5.6 years
Average Effective
Maturity	3.1 years	2.9 years	7.8 years
Short-Term
Reserves	0.4%	—	—

Sector Diversification (% of portfolio)
Asset-Backed			9.6%
Commercial Mortgage-Backed			9.4
Finance			29.3
Foreign			7.1
Government Mortgage-Backed			0.2
Industrial			28.9
Treasury/Agency			10.6
Utilities			4.1
Other			0.8

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	1–5 Year	Aggregate
	Credit	Bond
	Index	Index
R-Squared	0.97	0.69
Beta	0.84	0.35

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	15.3%
1 - 3 Years	46.7
3 - 5 Years	26.4
5 - 7 Years	5.1
7 - 10 Years	5.9
10 - 20 Years	0.2
20 - 30 Years	0.2
Over 30 Years	0.2

Distribution by Credit Quality (% of portfolio)

U.S. Government	10.4%
Aaa	16.2
Aa	15.1
A	34.3
Baa	21.9
Ba	1.0
Ca	0.1
Not Rated	1.0

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated May 27, 2015, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2015, the annualized expense ratios were 0.19% for Investor Shares, 0.09% for Admiral Shares, and 0.06% for Institutional Shares.

Short-Term Investment-Grade Fund

Investment Focus

Short-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2005, Through July 31, 2015
				Barclays
				1–5 Year
				Credit
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2006	3.66%	-1.22%	2.44%	1.52%
2007	4.58	0.38	4.96	4.74
2008	5.08	2.09	7.17	7.86
2009	4.48	-8.83	-4.35	-1.17
2010	4.37	9.07	13.44	12.92
2011	3.39	0.99	4.38	4.78
2012	2.75	-0.29	2.46	3.93
2013	2.21	1.27	3.48	3.98
2014	1.82	-0.36	1.46	1.78
2015	1.88	0.15	2.03	2.36
2016	0.92	-0.65	0.27	0.26
Note: For 2016, performance data reflect the six months ended July 31, 2015.

Average Annual Total Returns: Periods Ended June 30, 2015

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/29/1982	1.02%	2.43%	3.35%	0.20%	3.55%
Admiral Shares	2/12/2001	1.12	2.53	3.46	0.20	3.66
Institutional Shares	9/30/1997	1.15	2.56	3.49	0.20	3.69

See Financial Highlights for dividend and capital gains information.

Short-Term Investment-Grade Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary

As of July 31, 2015

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	0.625%	10/15/16	785,300	787,263	1.5%
	United States Treasury Note/Bond	0.875%	7/15/18	714,000	711,879	1.3%
1	United States Treasury Note/Bond	0.250%	12/15/15	579,400	579,672	1.1%
2	United States Treasury Note/Bond	0.875%	11/15/17	486,050	487,115	0.9%
1	United States Treasury Note/Bond	0.250%	12/31/15	387,700	387,820	0.7%
3	United States Treasury Note/Bond	0.875%	1/15/18	360,150	360,543	0.7%
	United States Treasury Note/Bond	0.625%	7/15/16	342,000	342,855	0.6%
	United States Treasury Note/Bond	1.000%	8/31/16	338,900	341,123	0.6%
	United States Treasury Note/Bond	0.375%	3/15/16	317,600	317,848	0.6%
	United States Treasury Note/Bond	0.625%	8/15/16	280,500	281,156	0.5%
	United States Treasury Note/Bond	1.125%	6/15/18	255,600	256,799	0.5%
	United States Treasury Note/Bond	1.000%	10/31/16	206,900	208,324	0.4%
1	United States Treasury Note/Bond	2.125%	12/31/15	182,000	183,451	0.4%
	United States Treasury Note/Bond	1.000%	12/15/17	176,750	177,606	0.3%
3	United States Treasury
	Note/Bond	0.500%–1.250%	8/31/15–8/31/19	194,773	194,954	0.4%
					5,618,408	10.5%

Conventional Mortgage-Backed Securities †					2,179	0.0%

Nonconventional Mortgage-Backed Securities †					28,740	0.1%
Total U.S. Government and Agency Obligations (Cost $5,643,899)					5,649,327	10.6%
Asset-Backed/Commercial Mortgage-Backed Securities
4	Ally Master Owner
	Trust Series 2012-5	1.540%	9/15/19	90,765	90,852	0.2%
4	Banc of America Commercial
	Mortgage Trust 2006-5	5.415%	9/10/47	22,826	23,593	0.0%
4	Banc of America Commercial
	Mortgage Trust 2006-6	5.347%	10/10/45	44,283	46,062	0.1%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
4	Banc of America Commercial
	Mortgage Trust 2007-2	5.562%	4/10/49	33,667	35,480	0.1%
4	Banc of America Commercial
	Mortgage Trust 2008-1	6.171%–6.215%	2/10/51	63,702	69,099	0.1%
[4,5]	Banc of America Funding
	2006-H Trust	2.825%	9/20/46	21,684	17,832	0.0%
4	Banc of America Mortgage
	2003-F Trust	2.748%	7/25/33	1,163	1,130	0.0%
4	Bank of America Mortgage
	2002-J Trust	3.581%	9/25/32	20	19	0.0%
4	Bear Stearns Commercial
	Mortgage Securities Trust
	2005-PWR9	4.943%	9/11/42	3,216	3,214	0.0%
4	Bear Stearns Commercial
	Mortgage Securities Trust
	2006-PWR13	5.533%	9/11/41	22,331	23,103	0.0%
4	Bear Stearns Commercial
	Mortgage Securities Trust
	2007-PWR16	5.705%	6/11/40	21,504	22,746	0.0%
4	Bear Stearns Commercial
	Mortgage Securities Trust
	2007-PWR17	5.650%	6/11/50	83,564	89,478	0.2%
4	Bear Stearns Commercial
	Mortgage Securities Trust
	2007-TOP28	5.710%	9/11/42	41,287	44,243	0.1%
[4,6]	Chase Issuance Trust 2007-C1	0.647%	4/15/19	30,415	30,240	0.1%
[4,6]	Chase Issuance Trust 2012-A10	0.447%	12/16/19	93,133	92,972	0.2%
[4,5]	Citigroup Mortgage Loan Trust
	2007-AR8	2.803%	7/25/37	1,317	1,230	0.0%
4	COMM 15-CR22 Mortgage Trust	3.309%	3/10/48	30,240	30,479	0.1%
4	COMM 2006-C8
	Mortgage Trust	5.292%–5.306%	12/10/46	58,555	60,971	0.1%
4	COMM 2007-C9
	Mortgage Trust	5.796%	12/10/49	25,097	26,801	0.1%
4	COMM 2012-CCRE2
	Mortgage Trust	3.147%–3.791%	8/15/45	7,025	7,327	0.0%
4	COMM 2012-CCRE3
	Mortgage Trust	2.822%	10/15/45	23,195	23,308	0.0%
4	COMM 2012-CCRE4
	Mortgage Trust	2.853%	10/15/45	10,825	10,889	0.0%
4	COMM 2012-CCRE5
	Mortgage Trust	2.771%	12/10/45	2,640	2,640	0.0%
4	COMM 2013-CCRE11
	Mortgage Trust	3.983%–4.258%	10/10/46	57,295	62,359	0.1%
4	COMM 2013-CCRE12
	Mortgage Trust	3.623%–4.046%	10/10/46	49,831	53,402	0.1%
4	COMM 2013-CCRE13
	Mortgage Trust	4.194%–4.754%	11/10/23–12/10/23	37,967	41,093	0.1%
4	COMM 2013-CCRE8
	Mortgage Trust	3.612%	6/10/46	22,465	23,600	0.0%
[4,7]	COMM 2013-CCRE9
	Mortgage Trust	2.972%–4.258%	7/10/45–8/10/46	66,302	70,902	0.1%
[4,7]	COMM 2013-CR9
	Mortgage Trust	4.258%	7/10/45	8,250	8,403	0.0%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
[4,7]	COMM 2013-LC13
	Mortgage Trust	3.009%–4.557%	8/10/46	75,158	80,304	0.2%
4	COMM 2013-LC6
	Mortgage Trust	2.941%	1/10/46	4,100	4,137	0.0%
[4,7]	COMM 2013-SFS Mortgage Trust	2.987%	4/12/35	5,490	5,496	0.0%
[4,7]	COMM 2014-277P Mortgage Trust	3.611%	8/10/49	29,250	30,177	0.1%
4	COMM 2014-CCRE14
	Mortgage Trust	3.147%–4.236%	2/10/47	23,155	24,744	0.1%
4	COMM 2014-CCRE15
	Mortgage Trust	2.928%–4.716%	2/10/47	55,540	59,303	0.1%
4	COMM 2014-CR17
	Mortgage Trust	3.977%–4.736%	5/10/47	66,570	70,827	0.1%
4	COMM 2014-CR18
	Mortgage Trust	3.452%–3.828%	7/15/47	36,894	38,837	0.1%
4	COMM 2014-LC17
	Mortgage Trust	3.917%	10/10/47	11,570	12,265	0.0%
4	COMM 2014-LC19
	Mortgage Trust	3.040%	2/10/48	4,330	4,402	0.0%
4	COMM 2015-CR24
	Mortgage Trust	3.445%–3.696%	8/10/55	34,060	35,080	0.1%
4	Discover Card Execution
	Note Trust 2012-A6	1.670%	1/18/22	114,300	113,788	0.2%
4	Ford Credit Auto Lease
	Trust 2013-A	1.010%–1.280%	5/15/16–6/15/16	31,638	31,641	0.1%
4	Ford Credit Auto Lease
	Trust 2014-A	1.160%	8/15/17	22,593	22,611	0.0%
4	Ford Credit Auto Lease
	Trust 2015-A	1.310%	8/15/18	8,390	8,376	0.0%
4	Ford Credit Auto Owner
	Trust 2013-C	1.680%	11/15/18	4,870	4,888	0.0%
4	Ford Credit Auto Owner
	Trust 2013-D	1.540%–1.720%	3/15/19–7/15/19	25,138	25,189	0.1%
[4,7]	Ford Credit Auto Owner
	Trust 2014-1	2.260%–2.410%	11/15/25	27,358	27,543	0.1%
[4,7]	Ford Credit Auto Owner
	Trust 2014-2	2.310%–2.510%	4/15/26	38,170	38,381	0.1%
[4,7]	Ford Credit Auto Owner
	Trust 2015-1	2.120%	7/15/26	22,750	22,644	0.0%
[4,7]	Ford Credit Auto Owner
	Trust 2015-2	2.440%	1/15/27	61,000	61,501	0.1%
4	Ford Credit Auto Owner
	Trust 2015-B	2.040%	10/15/20	12,700	12,702	0.0%
4	Ford Credit Floorplan
	Master Owner Trust
	A Series 2012-2	1.920%	1/15/19	26,574	26,846	0.1%
4	Ford Credit Floorplan
	Master Owner Trust
	A Series 2012-5	1.490%	9/15/19	117,285	117,446	0.2%
4	Ford Credit Floorplan
	Master Owner Trust
	A Series 2012-5	1.690%–2.140%	9/15/19	15,650	15,736	0.0%
4	Ford Credit Floorplan
	Master Owner Trust
	A Series 2013-1	1.370%–1.820%	1/15/18	35,104	35,175	0.1%

Short-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
4 Ford Credit Floorplan
Master Owner Trust
A Series 2013-4	2.100%–2.790%	6/15/20	15,460	15,566	0.0%
4 Ford Credit Floorplan
Master Owner Trust
A Series 2014-1	1.400%–2.310%	2/15/19–2/15/21	14,711	14,731	0.0%

[4,6] Ford Credit Floorplan Master
Owner Trust A Series 2014-2	0.687%	2/15/21	9,200	9,209	0.0%

4	Ford Credit Floorplan Master
	Owner Trust A Series 2014-4	1.400%	8/15/19	68,275	68,350	0.1%
4	Ford Credit Floorplan Master
	Owner Trust A Series 2015-2	1.980%	1/15/22	9,396	9,412	0.0%
[4,6]	GE Capital Credit Card Master
	Note Trust Series 2011-2	1.187%	5/15/19	49,966	50,069	0.1%
4	GE Capital Credit Card Master
	Note Trust Series 2012-2	2.220%	1/15/22	72,000	72,954	0.1%
4	GE Capital Credit Card Master
	Note Trust Series 2012-6	1.360%	8/17/20	89,890	89,917	0.2%
[4,6]	GE Dealer Floorplan Master
	Note Trust Series 2012-2	0.938%	4/22/19	47,694	47,830	0.1%
[4,6]	GE Dealer Floorplan Master
	Note Trust Series 2012-4	0.628%	10/20/17	24,789	24,792	0.1%
[4,6]	GE Dealer Floorplan Master
	Note Trust Series 2015-2	0.838%	1/20/22	10,860	10,795	0.0%
[4,7]	GS Mortgage Securities Trust
	2010-C2	5.246%	12/10/43	3,530	3,874	0.0%
[4,7]	GS Mortgage Securities Trust
	2011-GC3	5.552%	3/10/44	2,280	2,534	0.0%
[4,7]	GS Mortgage Securities Trust
	2012-ALOHA	3.551%	4/10/34	28,666	29,933	0.1%
[4,7]	GS Mortgage Securities Trust
	2012-BWTR	2.954%	11/5/34	36,047	36,201	0.1%
[4,7]	GS Mortgage Securities Trust
	2012-GC6	4.948%	1/10/45	1,000	1,117	0.0%

4 GS Mortgage Securities Trust
2013-GC13	4.037%	7/10/46	22,170	24,048	0.1%
4 GS Mortgage Securities

Trust 2013-GCJ12	3.135%–3.777%	6/10/46	18,175	18,511	0.0%
4 GS Mortgage Securities
Trust 2013-GCJ14	2.995%–4.243%	8/10/46	79,621	85,463	0.2%
4 GS Mortgage Securities
Trust 2014-GC20	3.998%	4/10/47	28,499	30,464	0.1%
4 GS Mortgage Securities
Trust 2014-GC24	3.931%–4.528%	9/10/47	63,966	67,372	0.1%
4 GS Mortgage Securities
Trust 2014-GC26	3.629%	11/10/47	18,190	18,836	0.0%
4 GS Mortgage Securities
Trust 2015-GC28	3.396%	2/10/48	9,730	9,878	0.0%
4 GS Mortgage Securities
Trust 2015-GC30	3.382%	5/10/50	16,885	17,227	0.0%
4 GS Mortgage Securities
Trust 2015-GC32	3.764%–4.559%	7/10/48	23,950	24,533	0.1%

4 JP Morgan Chase Commercial
Mortgage Securities Trust
2006-LDP6	5.471%	4/15/43	28,099	28,573	0.1%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
4	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2006-LDP7	5.905%	4/15/45	33,710	34,715	0.1%
4	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-C1	5.716%	2/15/51	4,812	5,108	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-CIBC20	5.746%	2/12/51	43,541	46,483	0.1%
4	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-LDP10	5.439%	1/15/49	38,979	41,007	0.1%
4	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-LDP12	5.850%	2/15/51	29,024	30,960	0.1%
[4,7]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2009-IWST	5.633%	12/5/27	6,185	7,058	0.0%
[4,7]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2010-C1	4.608%	6/15/43	2,300	2,417	0.0%
[4,7]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2010-C2	3.616%–5.502%	11/15/43	19,765	21,224	0.0%
[4,7]	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2011-C3	4.388%–5.360%	2/15/46	46,621	50,604	0.1%
[4,7]	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2011-C5	5.323%	8/15/46	4,100	4,729	0.0%

4 JP Morgan Chase
Commercial Mortgage
Securities Trust 2012-C6	3.507%	5/15/45	18,490	19,414	0.0%

[4,7] JP Morgan Chase Commercial
Mortgage Securities Trust
2012-C8	2.829%–3.424%	10/15/45	17,175	17,268	0.0%

4 JP Morgan Chase
Commercial Mortgage
Securities Trust 2012-CIBX	4.271%	6/15/45	27,000	28,902	0.1%

[4,7] JP Morgan Chase Commercial
Mortgage Securities Trust
2012-HSBC	3.093%	7/5/32	5,850	5,944	0.0%

4 JP Morgan Chase Commercial
Mortgage Securities Trust
2012-LC9	2.840%	12/15/47	40,130	40,233	0.1%
4 JP Morgan Chase Commercial
Mortgage Securities Trust
2013-C13	3.994%	1/15/46	14,110	15,108	0.0%
4 JP Morgan Chase Commercial
Mortgage Securities Trust
2013-C16	3.674%–5.009%	12/15/46	66,150	71,292	0.1%

4 JP Morgan Chase
Commercial Mortgage
Securities Trust
2013-LC11	1.855%–2.960%	4/15/46	16,187	16,234	0.0%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
[4,6]	MBNA Credit Card Master
	Note Trust 2004-A3	0.447%	8/16/21	89,145	88,749	0.2%
4	Merrill Lynch Mortgage
	Investors Trust MLMI
	Series 2003-A2	1.943%	2/25/33	2,621	2,542	0.0%
4	Merrill Lynch Mortgage Investors
	Trust MLMI Series 2003-A4	2.715%	7/25/33	804	796	0.0%
4	Merrill Lynch Mortgage Trust
	2006-C2	5.739%	8/12/43	10,899	11,212	0.0%
4	Merrill Lynch Mortgage Trust
	2008-C1	5.690%	2/12/51	8,372	8,993	0.0%
4	ML-CFC Commercial
	Mortgage Trust 2006-2	5.868%	6/12/46	8,019	8,200	0.0%
4	ML-CFC Commercial
	Mortgage Trust 2007-6	5.331%	3/12/51	6,741	6,734	0.0%
4	Morgan Stanley Capital I Trust
	2006-HQ9	5.728%	7/12/44	51,471	53,133	0.1%
4	Morgan Stanley Capital I Trust
	2006-IQ12	5.319%	12/15/43	10,844	11,270	0.0%
4	Morgan Stanley Capital I Trust
	2007-IQ15	5.908%	6/11/49	35,458	37,734	0.1%
4	Morgan Stanley Capital I Trust
	2007-IQ16	5.688%	12/12/49	46,878	49,981	0.1%
4	Morgan Stanley Capital I
	Trust 2012-C4	3.244%–3.773%	3/15/45	18,552	19,205	0.0%
[4,7]	Morgan Stanley Capital I
	Trust 2012-STAR	3.201%	8/5/34	17,045	17,283	0.0%
[4,7]	Morgan Stanley Capital I
	Trust 2014-150E	3.912%	9/9/32	27,955	29,380	0.1%
[4,7]	Morgan Stanley Capital I
	Trust 2014-CPT	3.350%	7/13/29	24,440	25,295	0.1%
[4,7]	Morgan Stanley Capital I
	Trust 2015-420	3.727%	10/11/50	31,420	32,195	0.1%
4	Synchrony Credit Card
	Master Note Trust 2015-1	2.370%	3/15/23	14,500	14,721	0.0%
7	Asset-Backed/Commercial
	Mortgage-Backed
	Securities—Other †				6,671,036	12.5%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $10,267,600)					10,302,854	19.4%
Corporate Bonds
Finance
	Banking
	Abbey National Treasury
	Services plc	1.375%	3/13/17	93,971	94,049	0.2%
	Bank of America Corp.	2.600%	1/15/19	117,339	118,827	0.2%
	Bank of America Corp.	1.500%–6.875%	9/1/15–4/21/20	600,342	627,266	1.2%
	Bank of America NA	1.125%–6.100%	11/14/16–3/26/18	169,204	170,100	0.3%
	Bank of Nova Scotia	2.550%	1/12/17	90,083	91,975	0.2%
	Bear Stearns Cos. LLC	5.300%–7.250%	10/30/15–2/1/18	106,394	114,454	0.2%
	BNP Paribas SA	2.375%	9/14/17	88,726	90,196	0.2%
	Citigroup Inc.	1.250%–6.125%	1/15/16–7/29/19	618,425	629,130	1.2%
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	89,189	92,094	0.2%
	Countrywide Financial Corp.	6.250%	5/15/16	37,914	39,289	0.1%
	Deutsche Bank AG	6.000%	9/1/17	97,907	106,207	0.2%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Deutsche Bank AG	1.400%	2/13/17	93,890	93,577	0.2%
	Goldman Sachs Group Inc.	5.950%	1/18/18	108,310	118,834	0.2%
[8,9]	Goldman Sachs Group Inc.	2.375%–6.250%	8/1/15–10/23/19	544,728	584,702	1.1%
	JPMorgan Chase & Co.	3.450%	3/1/16	99,006	100,410	0.2%
4	JPMorgan Chase & Co.	1.100%–6.300%	10/1/15–12/29/49	635,845	649,499	1.2%
9	JPMorgan Chase Bank NA	5.375%–6.000%	6/13/16–10/1/17	67,405	80,167	0.1%
	Morgan Stanley	1.875%–6.625%	10/15/15–6/16/20	513,711	530,842	1.0%
	National City Bank	5.250%–5.800%	12/15/16–6/7/17	29,375	31,182	0.1%
	National City Corp.	6.875%	5/15/19	8,085	9,328	0.0%
	PNC Bank NA	0.800%–6.875%	1/28/16–10/18/19	475,282	479,637	0.9%
	PNC Financial Services
	Group Inc.	1.850%–2.600%	7/20/18–7/21/20	38,690	38,783	0.1%
	PNC Funding Corp.	2.700%–5.625%	9/21/15–2/8/20	75,138	77,009	0.1%
	Synchrony Financial	3.000%	8/15/19	85,990	86,558	0.2%
	Synchrony Financial	2.700%–4.500%	2/3/20–7/23/25	53,175	52,589	0.1%
	Wachovia Bank NA	5.000%–6.000%	8/15/15–11/15/17	90,053	96,068	0.2%
	Wachovia Corp.	5.625%–5.750%	10/15/16–2/1/18	124,991	135,234	0.2%
	Wells Fargo & Co.	2.125%	4/22/19	102,100	102,460	0.2%
	Wells Fargo & Co.	1.150%–5.625%	6/15/16–7/22/20	305,007	308,046	0.6%
7	Banking—Other †				6,749,380	12.6%
	Brokerage
	Nomura Holdings Inc.	2.000%	9/13/16	93,195	93,752	0.2%
7	Brokerage—Other †				`238,515	0.4%
	Finance Companies
	Air Lease Corp.	5.625%	4/1/17	81,514	86,099	0.2%
	General Electric Capital Corp.	5.625%	5/1/18	106,280	117,312	0.2%
4	General Electric
	Capital Corp.	1.000%–6.375%	9/21/15–11/15/67	345,887	359,107	0.7%
	Finance Companies—Other †				114,184	0.2%
7	Insurance †				990,530	1.9%
	Real Estate Investment Trusts
	ARC Properties Operating
	Partnership LP/Clark
	Acquisition LLC	2.000%	2/6/17	112,260	109,770	0.2%
7	Real Estate Investment
	Trusts—Other †				869,181	1.6%
					15,476,342	29.1%
Industrial
7	Basic Industry †				1,095,461	2.0%
	Capital Goods
	General Electric Co.	5.250%	12/6/17	131,375	142,742	0.3%
	General Electric Co.	0.850%	10/9/15	18,403	18,418	0.0%
7	Capital Goods—Other †				1,415,058	2.7%
	Communication
	Verizon Communications Inc.	3.650%	9/14/18	87,250	91,736	0.2%
7	Communication—Other †				2,229,389	4.2%
	Consumer Cyclical
	Ford Motor Credit Co. LLC	5.000%	5/15/18	82,715	88,741	0.2%
	Ford Motor Credit Co. LLC	2.145%–8.000%	4/15/16–8/4/20	346,184	357,715	0.7%
7	Consumer Cyclical—Other †				1,897,856	3.5%
	Consumer Noncyclical
	AbbVie Inc.	1.800%	5/14/18	126,410	126,112	0.2%
	Actavis Funding SCS	3.000%	3/12/20	103,408	103,700	0.2%
7	Consumer Noncyclical—Other †				3,177,692	6.0%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Energy
	Occidental Petroleum Corp.	1.750%	2/15/17	93,490	94,212	0.2%
7	Energy—Other †				2,081,433	3.9%
7	Other Industrial †				84,633	0.1%
	Technology
	Oracle Corp.	2.250%	10/8/19	94,586	95,280	0.2%
	Technology—Other †				1,481,729	2.8%
7	Transportation †				668,463	1.2%
					15,250,370	28.6%
Utilities
7	Electric †				1,966,658	3.7%
	Natural Gas †				181,661	0.4%
	Other Utility †				10,267	0.0%
					2,158,586	4.1%
Total Corporate Bonds (Cost $32,885,500)					32,885,298	61.8%
Sovereign Bonds (U.S. Dollar-Denominated)
	Export-Import Bank of Korea	4.000%	1/11/17	98,200	101,928	0.2%
4	Federative Republic of Brazil	11.000%	8/17/40	150,015	150,420	0.3%
	Petrobras International
	Finance Co. SA	3.875%	1/27/16	109,305	109,168	0.2%
	Petroleos Mexicanos	5.750%	3/1/18	118,704	129,091	0.2%
	Petroleos Mexicanos	5.500%	1/21/21	90,850	98,431	0.2%
	Republic of Turkey	7.500%	7/14/17	149,034	164,049	0.3%
	Republic of Turkey	7.000%	9/26/16	100,305	106,549	0.2%
7	Sovereign Bonds
	(U.S. Dollar-Denominated)—Other †				2,940,067	5.5%
Total Sovereign Bonds (Cost $3,785,602)					3,799,703	7.1%
Taxable Municipal Bonds (Cost $209,330) †					213,504	0.4%
Tax-Exempt Municipal Bonds (Cost $10,000) †					10,000	0.0%

				Shares
Convertible Preferred Stocks (Cost $28,923) †				29,160	—	0.0%
Temporary Cash Investment
Money Market Fund
[10]	Vanguard Market Liquidity Fund
	(Cost $205,523)	0.152%		205,523,000	205,523	0.4%
Total Investments (Cost $53,036,377)					53,066,209	99.7%

			Expiration
			Date	Contracts
Liability for Options Written
	Call Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $127.00		8/21/15	876	(780)	0.0%
	Call Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $128.00		8/21/15	1,579	(642)	0.0%
	Call Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $127.50		8/21/15	877	(534)	0.0%
	Call Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $128.50		8/21/15	267	(67)	0.0%

Short-Term Investment-Grade Fund

			Market	Percentage
	Expiration		Value•	of Net
	Date	Contracts	($000)	Assets
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $126.00	8/21/15	877	(151)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.50	8/21/15	1,230	(115)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.00	8/21/15	876	(55)	0.0%
Total Liability for Options Written (Premiums received $2,230)			(2,344)	0.0%
Other Assets and Liabilities
Other Assets			610,648	1.1%
Liabilities			(426,686)	(0.8%)
			183,962	0.3%
Net Assets			53,247,827	100.0%

At July 31, 2015, net assets consisted of:
				Amount
				($000)
Paid-in Capital				53,228,753
Undistributed Net Investment Income				27,903
Accumulated Net Realized Losses				(55,455)
Unrealized Appreciation (Depreciation)
Investment Securities				29,832
Futures Contracts				(5,123)
Options on Futures Contracts				(114)
Swap Contracts				17,750
Forward Currency Contracts				4,483
Foreign Currencies				(202)
Net Assets				53,247,827

Investor Shares—Net Assets
Applicable to 965,881,700 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				10,301,018
Net Asset Value Per Share—Investor Shares				$10.66

Admiral Shares—Net Assets
Applicable to 3,205,013,994 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				34,181,107
Net Asset Value Per Share—Admiral Shares				$10.66

Short-Term Investment-Grade Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 821,921,617 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,765,702
Net Asset Value Per Share—Institutional Shares	$10.66

  See Note A in Notes to Financial Statements.
  Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
  Securities with a value of $11,346,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
  Securities with a value of $8,273,000 have been segregated as initial margin for open cleared swap contracts.
  Securities with a value of $18,505,000 have been segregated as initial margin for open futures contracts.
  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
  Security made only partial principal and/or interest payments during the period ended July 31, 2015.
  Adjustable-rate security.
  Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2015, the aggregate value of these securities was $6,718,589,000, representing 12.6% of net assets.
  Face amount denominated in Australian dollars.
  Face amount denominated in British pounds.
  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
  See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Statement of Operations

Six Months Ended
July 31, 2015
($000)
Investment Income
Income
Interest[1]	541,046
Total Income	541,046
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,614
Management and Administrative—Investor Shares	8,258
Management and Administrative—Admiral Shares	10,434
Management and Administrative—Institutional Shares	1,466
Marketing and Distribution—Investor Shares	1,093
Marketing and Distribution—Admiral Shares	2,689
Marketing and Distribution—Institutional Shares	585
Custodian Fees	335
Shareholders’ Reports—Investor Shares	116
Shareholders’ Reports—Admiral Shares	137
Shareholders’ Reports—Institutional Shares	5
Trustees’ Fees and Expenses	19
Total Expenses	27,751
Net Investment Income	513,295
Realized Net Gain (Loss)
Investment Securities Sold	(5,921)
Futures Contracts	(3,658)
Options on Futures Contracts	4,271
Swap Contracts	1,080
Foreign Currencies and Forward Currency Contracts	4,141
Realized Net Gain (Loss)	(87)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(369,436)
Futures Contracts	34,730
Options on Futures Contracts	6,484
Swap Contracts	(7,566)
Foreign Currencies and Forward Currency Contracts	4,577
Change in Unrealized Appreciation (Depreciation)	(331,211)
Net Increase (Decrease) in Net Assets Resulting from Operations	181,997
1 Interest income from an affiliated company of the fund was $318,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2015	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	513,295	980,683
Realized Net Gain (Loss)	(87)	83,710
Change in Unrealized Appreciation (Depreciation)	(331,211)	3,821
Net Increase (Decrease) in Net Assets Resulting from Operations	181,997	1,068,214
Distributions
Net Investment Income
Investor Shares	(98,956)	(213,848)
Admiral Shares	(331,148)	(619,772)
Institutional Shares	(84,326)	(146,949)
Realized Capital Gain[1]
Investor Shares	—	(26,851)
Admiral Shares	—	(80,491)
Institutional Shares	—	(20,406)
Total Distributions	(514,430)	(1,108,317)
Capital Share Transactions
Investor Shares	(574,753)	(798,552)
Admiral Shares	622,298	4,164,504
Institutional Shares	481,061	1,539,327
Net Increase (Decrease) from Capital Share Transactions	528,606	4,905,279
Total Increase (Decrease)	196,173	4,865,176
Net Assets
Beginning of Period	53,051,654	48,186,478
End of Period[2]	53,247,827	53,051,654

1 Includes fiscal 2015 short-term gain distributions totaling $64,494,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $27,903,000 and $30,496,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.73	$10.74	$10.82	$10.73	$10.80	$10.70
Investment Operations
Net Investment Income	.099	.200	.194	.231	.269	.330
Net Realized and Unrealized Gain (Loss)
on Investments	(. 070)	. 016	(. 039)	.139	(. 008)	.132
Total from Investment Operations	.029	.216	.155	.370	.261	.462
Distributions
Dividends from Net Investment Income	(. 099)	(. 200)	(.194)	(. 234)	(. 292)	(. 356)
Distributions from Realized Capital Gains —		(. 026)	(. 041)	(. 046)	(. 039)	(. 006)
Total Distributions	(. 099)	(. 226)	(. 235)	(. 280)	(. 331)	(. 362)
Net Asset Value, End of Period	$10.66	$10.73	$10.74	$10.82	$10.73	$10.80

Total Return[1]	0.27%	2.03%	1.46%	3.48%	2.46%	4.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,301	$10,943	$11,752	$12,166	$13,394	$15,249
Ratio of Total Expenses to
Average Net Assets	0.19%	0.20%	0.20%	0.20%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	1.86%	1.86%	1.81%	2.13%	2.52%	3.05%
Portfolio Turnover Rate	78%	79%	122%	80%	47%[2]	48%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.73	$10.74	$10.82	$10.73	$10.80	$10.70
Investment Operations
Net Investment Income	.104	.211	.205	.242	.279	.342
Net Realized and Unrealized Gain (Loss)
on Investments	(. 070)	. 016	(. 039)	.139	(. 008)	.132
Total from Investment Operations	.034	.227	.166	.381	.271	.474
Distributions
Dividends from Net Investment Income	(.104)	(. 211)	(. 205)	(. 245)	(. 302)	(. 368)
Distributions from Realized Capital Gains	—	(. 026)	(. 041)	(. 046)	(. 039)	(. 006)
Total Distributions	(.104)	(. 237)	(. 246)	(. 291)	(. 341)	(. 374)
Net Asset Value, End of Period	$10.66	$10.73	$10.74	$10.82	$10.73	$10.80

Total Return[1]	0.32%	2.13%	1.56%	3.59%	2.55%	4.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$34,181	$33,772	$29,632	$25,845	$22,313	$21,337
Ratio of Total Expenses to
Average Net Assets	0.09%	0.10%	0.10%	0.10%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	1.96%	1.96%	1.91%	2.23%	2.61%	3.16%
Portfolio Turnover Rate	78%	79%	122%	80%	47%[2]	48%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.73	$10.74	$10.82	$10.73	$10.80	$10.70
Investment Operations
Net Investment Income	.106	.214	.208	.245	.283	.346
Net Realized and Unrealized Gain (Loss)
on Investments	(. 070)	. 016	(. 039)	.139	(. 008)	.132
Total from Investment Operations	.036	.230	.169	.384	.275	.478
Distributions
Dividends from Net Investment Income	(.106)	(. 214)	(. 208)	(. 248)	(. 306)	(. 372)
Distributions from Realized Capital Gains	—	(. 026)	(. 041)	(. 046)	(. 039)	(. 006)
Total Distributions	(.106)	(. 240)	(. 249)	(. 294)	(. 345)	(. 378)
Net Asset Value, End of Period	$10.66	$10.73	$10.74	$10.82	$10.73	$10.80

Total Return	0.34%	2.16%	1.59%	3.62%	2.60%	4.53%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,766	$8,337	$6,802	$4,672	$1,864	$1,387
Ratio of Total Expenses to
Average Net Assets	0.06%	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	1.99%	1.99%	1.94%	2.26%	2.65%	3.20%
Portfolio Turnover Rate	78%	79%	122%	80%	47%[1]	48%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to

Short-Term Investment-Grade Fund

changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2015, the fund’s average investments in long and short futures contracts represented 5% and 2% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2015, the fund’s average value of options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level,

Short-Term Investment-Grade Fund

triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended July 31, 2015, the fund’s average investment in forward currency contracts represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The fund invests in cross-currency swaps to hedge the currency risk associated with investing in foreign securities. Under the terms of the swaps, the parties exchange a series of payments calculated on the basis of a fixed rate applied to a notional amount, on specified dates and in a specified currency. Additionally, currency amounts are exchanged by the counterparties at the initiation of the contract, with an agreement to reverse the exchange of the currency amounts upon termination of the contract.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit

Short-Term Investment-Grade Fund

protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the six months ended July 31, 2015, the fund’s average amounts of credit protection sold and credit protection purchased each represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of interest rate swaps represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of cross currency swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2012–2015), and for the period ended July 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Short-Term Investment-Grade Fund

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2015, or at any time during the period then ended.

9. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At July 31, 2015, the fund had contributed capital of $4,711,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.88% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Short-Term Investment-Grade Fund

The following table summarizes the market value of the fund’s investments as of July 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,649,327	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	10,163,596	139,258
Corporate Bonds	—	32,885,296	2
Sovereign Bonds	—	3,799,703	—
Taxable Municipal Bonds	—	213,504	—
Tax-Exempt Municipal Bonds	—	10,000	—
Convertible Preferred Stocks	—	—	—
Temporary Cash Investments	205,523	—	—
Liability for Options Written	(2,344)	—	—
Futures Contracts—Assets[1]	4,711	—	—
Futures Contracts—Liabilities[1]	(3,528)	—	—
Forward Currency Contracts—Assets	—	5,229	—
Forward Currency Contracts—Liabilities	—	(746)	—
Swap Contracts—Assets	288[1]	25,213	—
Swap Contracts—Liabilities	(1,525)[1]	(5,030)	—
Total	203,125	52,746,092	139,260
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2015, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Other Assets	4,999	26,680	3,762	35,441
Liability for Options Written	(2,344)	—	—	(2,344)
Other Liabilities	(5,053)	(746)	(5,030)	(10,829)

Short-Term Investment-Grade Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended July 31, 2015, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(3,658)	—	—	(3,658)
Options on Futures Contracts	4,271	—	—	4,271
Swap Contracts	(802)	1,254	628	1,080
Forward Currency Contracts	—	(1,667)	—	(1,667)
Realized Net Gain (Loss) on Derivatives	(189)	(413)	628	26

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	34,730	—	—	34,730
Options on Futures Contracts	6,484	—	—	6,484
Swap Contracts	(652)	(8,408)	1,494	(7,566)
Forward Currency Contracts	—	4,360	—	4,360
Change in Unrealized Appreciation
(Depreciation) on Derivatives	40,562	(4,048)	1,494	38,008

At July 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	September 2015	21,115	2,530,501	4,929
30-Year U.S. Treasury Bond	September 2015	(4,068)	(634,354)	(7,663)
10-Year U.S. Treasury Note	September 2015	(2,485)	(316,682)	(69)
2-Year U.S. Treasury Note	September 2015	961	210,519	227
Euro-Bobl	September 2015	(1,187)	(169,877)	(1,234)
Euro-Bund	September 2015	(389)	(65,963)	(1,204)
AUD 3-Year Bond	September 2015	(758)	(61,983)	(417)
Ultra Long U.S. Treasury Bond	September 2015	151	24,089	390
Long Gilt	September 2015	(117)	(21,433)	(89)
Euro-Schatz	September 2015	15	1,833	7
				(5,123)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Short-Term Investment-Grade Fund

At July 31, 2015, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

							Unrealized
	Contract						Appreciation
	Settlement				Contract Amount (000)		(Depreciation)
Counterparty		Date		Receive		Deliver	($000)
Bank of America N.A.		8/4/15	GBP	67,351	USD	104,867	310
Morgan Stanley Capital Services LLC		8/4/15	AUD	61,370	USD	45,267	(419)
Goldman Sachs Bank AG		8/4/15	EUR	7,077	USD	7,714	59
JPMorgan Chase Bank N.A.		8/4/15	EUR	532	USD	596	(12)
Morgan Stanley Capital Services LLC		9/2/15	USD	259,069	EUR	235,858	(73)
BNP Paribas		8/4/15	USD	106,592	GBP	67,351	1,414
Bank of America N.A.		9/2/15	USD	79,093	GBP	50,809	(235)
UBS AG		8/4/15	USD	47,589	AUD	61,370	2,741
Morgan Stanley Capital Services LLC		9/2/15	USD	45,194	AUD	61,370	425
BNP Paribas		9/2/15	USD	19,996	EUR	18,000	219
JPMorgan Chase Bank N.A.		9/2/15	USD	11,666	AUD	16,000	(6)
Morgan Stanley Capital Services LLC		8/4/15	USD	4,485	EUR	4,084	(1)
Bank of America N.A.		8/4/15	USD	3,932	EUR	3,525	61
							4,483
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

At July 31, 2015, the fund had the following open swap contracts:
Over-the-Counter Credit Default Swaps
					Remaining
					Up-Front	Periodic
					Premium	Premium	Unrealized
				Notional	Received	Received	Appreciation
Termination				Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]		($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Bank of America Corp./Baa1	12/20/17		MSCS	16,900	305	1.000	546
Boeing Co./A2	9/20/18		GSCM	4,885	(56)	1.000	73
Energy Transfer Partners LP/Baa3	6/20/17		BOANA	14,630	327	1.000	389
Federation of Malaysia/A3	9/20/20		BOANA	31,090	544	1.000	(223)
Federation of Malaysia/A3	9/20/20		GSCM	18,000	307	1.000	(137)
Federation of Malaysia/A3	9/20/20		JPMC	23,068	369	1.000	(201)
Federation of Malaysia/A3	9/20/20		JPMC	21,400	346	1.000	(183)
Federative Republic of Brazil/Baa2	9/20/20		BNPSW	11,795	933	1.000	(84)
Federative Republic of Brazil/Baa2	9/20/20		JPMC	22,605	1,691	1.000	(258)

Short-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
Termination			Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
General Electric Capital Corp./A1	12/20/19	DBAG	29,290	(538)	1.000	161
Goldman Sachs Group Inc./A3	12/20/17	MSCS	9,760	205	1.000	322
Goldman Sachs Group Inc./A3	3/20/20	BOANA	21,610	(178)	1.000	(11)
Hartford Financial Services
Group Inc./Baa2	3/20/18	GSCM	9,750	13	1.000	185
People’s Republic of China/Aa3	9/20/20	JPMC	24,405	(106)	1.000	(120)
Republic of Chile/Aa3	9/20/20	BNPSW	34,150	(306)	1.000	(380)
Republic of Chile/Aa3	9/20/20	BOANA	19,525	(143)	1.000	(185)
Republic of Chile/Aa3	9/20/20	GSCM	9,770	(52)	1.000	(73)
Republic of Chile/Aa3	9/20/20	GSCM	11,525	(62)	1.000	(87)
Republic of Indonesia/Baa3	9/20/20	JPMC	4,865	170	1.000	(26)
Republic of Peru/A3	9/20/20	BNPSW	32,300	619	1.000	(126)
Republic of Peru/A3	9/20/20	JPMC	22,725	439	1.000	(85)
Republic of Turkey/Baa3	12/20/16	BNPSW	10,740	24	1.000	(17)
Republic of Turkey/Baa3	9/20/20	BNPSW	15,550	767	1.000	(211)
Russian Federation/Ba1	6/20/17	GSCM	16,020	772	1.000	280
Russian Federation/Ba1	6/20/17	GSCM	9,600	462	1.000	167
Russian Federation/Ba1	6/20/17	GSCM	19,540	956	1.000	356
United Mexican States/A3	9/20/20	DBAG	23,780	343	1.000	(206)
United Mexican States/A3	9/20/20	JPMC	37,390	492	1.000	(162)
			526,668			(296)

Credit Protection Purchased
Aetna Inc.	12/20/19	CSFBI	19,525	562	(1.000)	(32)
Aetna Inc.	6/20/20	GSCM	19,530	746	(1.000)	148
American International Group Inc.	6/20/20	BOANA	11,720	211	(1.000)	(60)
American International Group Inc.	6/20/20	BOANA	11,720	211	(1.000)	(60)
Banco Bilbao Vizcaya
Argentaria SA	12/20/19	BOANA	14,510	150	(1.000)	100
Banco Santander SA	3/20/20	BARC	18,110	87	(1.000)	37
Banco Santander SA	3/20/20	BOANA	17,975	16	(1.000)	(33)
Bank of America Corp.	3/20/20	GSCM	21,610	316	(1.000)	(55)
BBVA Senior Finance	3/20/20	BOANA	18,060	122	(1.000)	82
CMBX-NA-8-AAA	10/17/57	BARC	40,675	(1,814)	(0.500)	(60)

Short-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
CMBX-NA-8-AAA	10/17/57	CSFBI	40,675	(1,555)	(0.500)	198
CMBX-NA-8-AAA	10/17/57	MSCS	40,675	(1,528)	(0.500)	226
Computer Sciences Corp.	9/20/15	BARC	7,315	38	(5.000)	(14)
Computer Sciences Corp.	9/20/15	MSCS	7,315	38	(5.000)	(14)
CVS Health Corp.	9/20/20	BOANA	14,310	464	(1.000)	(37)
CVS Health Corp.	9/20/20	BOANA	14,320	463	(1.000)	(38)
CVS Healthe Corp.	9/20/20	BOANA	7,160	228	(1.000)	(23)
EI du Pont de Nemours & Co.	9/20/18	BARC	5,200	79	(1.000)	(50)
EI du Pont de Nemours & Co.	9/20/18	BNPSW	5,200	79	(1.000)	(50)
EI du Pont de Nemours & Co.	9/20/18	CSFBI	6,865	126	(1.000)	(45)
EI du Pont de Nemours & Co.	9/20/18	DBAG	5,200	79	(1.000)	(50)
EI du Pont de Nemours & Co.	9/20/18	GSCM	5,200	81	(1.000)	(49)
Federal Express Corp.	12/20/18	GSCM	21,640	227	(1.000)	(344)
Federative Republic of Brazil	12/20/15	BOANA	3,500	(3)	(1.000)	(7)
Intesa Sanpaolo SpA	6/20/19	DBAG	19,530	1,379	(3.000)	(279)
Intesa Sanpaolo SpA	12/20/19	BARC	14,510	132	(1.000)	51
Intesa Sanpaolo SpA	3/20/20	BOANA	18,060	82	(1.000)	(5)
McKesson Corp.	3/20/19	JPMC	18,210	469	(1.000)	(117)
McKesson Corp.	3/20/19	JPMC	18,210	458	(1.000)	(128)
Morgan Stanley	9/20/15	BARC	11,000	(17)	(1.000)	(30)
Peoples Republic of China	9/20/20	MSCS	15,745	30	(1.000)	19
Peoples Republic of China	9/20/20	MSCS	22,190	48	(1.000)	32
PPG Industries Inc.	3/20/18	GSCM	9,760	95	(1.000)	(143)
Republic of Austria	9/20/17	BNPSW	3,800	(94)	(1.000)	(168)
Republic of Korea	9/20/18	JPMC	7,800	45	(1.000)	(135)
Republic of South Africa	9/20/20	JPMC	12,000	(621)	(1.000)	19
Russian Federation	6/20/20	GSCM	21,480	(1,933)	(1.000)	137
Russian Federation	9/20/20	BARC	12,500	(1,180)	(1.000)	96
Russian Federation	9/20/20	BOANA	6,150	(588)	(1.000)	39
Russian Federation	9/20/20	JPMC	6,750	(640)	(1.000)	49
United Mexican States	12/20/15	BOANA	3,500	(4)	(1.000)	(12)

Short-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
United Mexican States	12/20/18	DBAG	4,900	(21)	(1.000)	(29)
UnitedHealth Group Inc.	12/20/19	CSFBI	19,525	546	(1.000)	(99)
UnitedHealth Group Inc.	6/20/20	CSFBI	19,530	717	(1.000)	50
Wells Fargo & Co.	9/20/20	BOANA	25,940	543	(1.000)	(89)
			669,100			(972)
						(1,268)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CSFBI—Credit Suisse First Boston International.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services LLC.

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Clearinghouse[1]	($000)	(%)	(%)	($000)
8/7/15	CME	100,000	0.413	(0.188)[3]	(112)
11/7/15	LCH	120,000	0.375	(0.188)[3]	(146)
12/15/15	CME	100,000	0.327	(0.187)[3]	23
3/15/16	LCH	150,000	0.579	(0.187)[3]	236
6/1/16	CME	9,500	2.910	(0.283)[2]	(113)
6/1/16	CME	6,075	0.566	(0.283)[2]	—
6/15/16	CME	100,000	0.446	(0.187)[3]	39
11/15/16	LCH	150,000	0.681	(0.187)[3]	254
11/15/17	LCH	100,000	1.069	(0.187)[3]	415
7/10/18	CME	50,000	(1.380)	0.189[3]	(442)
1/15/19	LCH	200,000	(1.400)	0.187[3]	(1,288)

Short-Term Investment-Grade Fund

Centrally Cleared Interest Rate Swaps (continued)
				Fixed	Floating
				Interest Rate	Interest Rate	Unrealized
			Notional	Received	Received	Appreciation
			Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Clearinghouse[1]		($000)	(%)	(%)	($000)
2/7/19		CME	150,000	(1.220)	0.188[3]	191
8/15/19		LCH	175,000	(1.524)	0.187[3]	(1,228)
9/1/23		LCH	25,000	(2.139)	0.187[3]	(262)
						(2,433)
1 CME—Chicago Mercantile Exchange.
LCH—London Clearing House.
2 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

Over-the-Counter Interest Rate Swaps
				Fixed	Floating
				Interest Rate	Interest Rate	Unrealized
			Notional	Received	Received	Appreciation
			Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]		($000)	(%)	(%)	($000)
6/1/16		GSCM	125	0.555	(0.283)[2]	—
1 GSCM—Goldman Sachs Bank USA.
2 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

Cross-Currency Swaps
				Notional	Notional
				Amount of	Amount of	Unrealized
	Fixed			Currency	Currency	Appreciation
Fixed Interest	Interest	Termination		Received	Delivered	(Depreciation)
Rate Received	Rate Paid	Date	Counterparty[1]	($000)	(000)	($000)
USD 5.453%	GBP 5.875%	4/28/17	MSCS	24,528	GBP 14,650	1,626
USD 4.684%	GBP 5.375%	9/28/16	MSCS	23,541	GBP 13,750	2,036
USD 5.272%	EUR 3.750%	11/9/20	MSCS	19,868	EUR 14,645	4,225
USD 6.653%	EUR 6.375%	4/4/16	MSCS	18,804	EUR 13,675	3,900
USD 5.693%	GBP 6.125%	5/14/17	BARC	16,195	GBP 9,770	933
USD 4.020%	EUR 2.625%	12/6/18	BARC	14,423	EUR 10,777	2,770
USD 3.221%	EUR 2.125%	12/1/20	BARC	13,998	EUR 10,205	2,628
USD 5.686%	GBP 6.125%	5/14/17	BARC	13,493	GBP 8,119	812
USD 5.013%	EUR 3.750%	7/12/18	MSCS	13,086	EUR 9,800	2,521
						21,451
1 BARC—Barclays Bank plc.
MSCS—Morgan Stanley Capital Services LLC.
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

Short-Term Investment-Grade Fund

At July 31, 2015, counterparties had deposited in segregated accounts securities and cash with a value of $36,814,000 in connection with open swap contracts and forward currency contracts.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the six months ended July 31, 2015, the fund realized net foreign currency losses of $3,054,000 (including gains and losses on forward currency contracts and the foreign currency component on sales of foreign currency denominated bonds), which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $1,596,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

The funds tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2015, the fund had available capital losses totaling $80,098,000. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2015, the cost of investment securities for tax purposes was $53,049,348,000. Net unrealized appreciation of investment securities for tax purposes was $16,861,000, consisting of unrealized gains of $322,254,000 on securities that had risen in value since their purchase and $305,393,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2015, the fund purchased $12,317,876,000 of investment securities and sold $9,232,890,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $8,140,074,000 and $10,849,812,000, respectively.

The following table summarizes the fund’s options written during the six months ended July 31, 2015.

		Premiums
	Number of	Received
Options Written	Contracts	($000)
Balance at January 31, 2015	14,303	5,353
Options Written	41,903	15,099
Options Expired	(23,019)	(8,430)
Options Closed	(26,605)	(9,792)
Options Exercised	—	—
Balance at July 31, 2015	6,582	2,230

Short-Term Investment-Grade Fund

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		July 31, 2015	January 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,156,598	108,134	3,036,143	282,812
Issued in Lieu of Cash Distributions	89,086	8,329	213,668	19,915
Redeemed	(1,820,437)	(170,269)	(4,048,363)	(377,178)
Net Increase (Decrease)—Investor Shares	(574,753)	(53,806)	(798,552)	(74,451)
Admiral Shares
Issued	5,491,750	513,579	12,566,118	1,170,943
Issued in Lieu of Cash Distributions	256,580	23,989	548,781	51,156
Redeemed	(5,126,032)	(479,359)	(8,950,395)	(834,173)
Net Increase (Decrease)—Admiral Shares	622,298	58,209	4,164,504	387,926
Institutional Shares
Issued	1,662,875	155,623	4,643,518	432,778
Issued in Lieu of Cash Distributions	73,891	6,908	135,886	12,670
Redeemed	(1,255,705)	(117,407)	(3,240,077)	(301,975)
Net Increase (Decrease)—Institutional Shares	481,061	45,124	1,539,327	143,473

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2015, that would require recognition or disclosure in these financial statements.

Intermediate-Term Investment-Grade Fund

Fund Profile
As of July 31, 2015

Share-Class Characteristics

	Investor		Admiral
		Shares	Shares
Ticker Symbol		VFICX	VFIDX
Expense Ratio[1]		0.20%	0.10%
30-Day SEC Yield		2.73%	2.83%

Financial Attributes

		Barclays	Barclays
		5–10 Year	Aggregate
		Credit	Bond
	Fund	Index	Index
Number of Bonds	2,006	1,932	9,496
Yield to Maturity
(before expenses)	2.9%	3.5%	2.4%
Average Coupon	3.5%	3.9%	3.2%
Average Duration	5.5 years	6.5 years	5.6 years
Average Effective
Maturity	6.4 years	7.4 years	7.8 years
Short-Term
Reserves	0.1%	—	—

Sector Diversification (% of portfolio)
Asset-Backed			8.2%
Commercial Mortgage-Backed			5.4
Finance			30.0
Foreign			3.1
Government Mortgage-Backed			0.1
Industrial			40.3
Treasury/Agency			6.9
Utilities			5.7
Other			0.3

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	5–10 Year	Aggregate
	Credit	Bond
	Index	Index
R-Squared	0.98	0.91
Beta	0.80	1.16

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	1.7%
1 - 3 Years	14.9
3 - 5 Years	15.3
5 - 7 Years	24.9
7 - 10 Years	41.3
10 - 20 Years	1.1
20 - 30 Years	0.5
Over 30 Years	0.3

Distribution by Credit Quality (% of portfolio)

U.S. Government	6.6%
Aaa	12.9
Aa	15.2
A	45.3
Baa	19.3
Ba	0.3
Not Rated	0.4

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated May 27, 2015, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2015, the annualized expense ratios were 0.19% for Investor Shares and 0.09% for Admiral Shares.

Intermediate-Term Investment-Grade Fund

Investment Focus

Intermediate-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2005, Through July 31, 2015
				Barclays
				5–10 Year
				Credit
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2006	4.66%	-3.30%	1.36%	0.63%
2007	5.17	-0.72	4.45	4.43
2008	5.41	2.80	8.21	6.87
2009	4.98	-12.54	-7.56	-5.91
2010	6.06	14.05	20.11	20.79
2011	4.98	3.66	8.64	9.09
2012	4.56	4.62	9.18	10.37
2013	3.64	2.56	6.20	7.63
2014	3.16	-2.31	0.85	0.53
2015	3.25	3.46	6.71	8.52
2016	1.44	-2.79	-1.35	-1.91
Note: For 2016, performance data reflect the six months ended July 31, 2015.

Average Annual Total Returns: Periods Ended June 30, 2015

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	11/1/1993	1.88%	4.92%	4.50%	0.70%	5.20%
Admiral Shares	2/12/2001	1.99	5.03	4.61	0.70	5.31

See Financial Highlights for dividend and capital gains information.

Intermediate-Term Investment-Grade Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary

As of July 31, 2015

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	0.875%	7/15/18	445,750	444,426	2.2%
1	United States Treasury Note/Bond	0.875%	1/15/18	164,950	165,130	0.8%
	United States Treasury Note/Bond	2.125%	5/15/25	158,400	157,534	0.8%
	United States Treasury Note/Bond	0.750%	4/15/18	144,250	143,641	0.7%
	United States Treasury Note/Bond	1.125%	6/15/18	100,450	100,921	0.5%
[1,2]	United States Treasury Note/Bond	0.750%	1/15/17	90,500	90,811	0.5%
	United States Treasury Note/Bond	0.875%	10/15/17	73,610	73,794	0.4%
	United States Treasury Note/Bond	1.000%	12/15/17	71,000	71,344	0.4%
	United States Treasury Note/Bond	0.875%	11/15/17	70,250	70,404	0.3%
[2,3]	United States Treasury
	Note/Bond	0.375%–3.625%	9/30/16–8/15/19	54,490	55,745	0.3%
					1,373,750	6.9%

Nonconventional Mortgage-Backed Securities †					643	0.0%
Total U.S. Government and Agency Obligations (Cost $1,372,192)					1,374,393	6.9%
Asset-Backed/Commercial Mortgage-Backed Securities
4	Banc of America Commercial
	Mortgage Trust 2006-5	5.415%	9/10/47	2,123	2,194	0.0%
4	Banc of America Commercial
	Mortgage Trust 2006-6	5.347%	10/10/45	4,352	4,527	0.0%
4	Banc of America Commercial
	Mortgage Trust 2007-2	5.562%	4/10/49	3,309	3,487	0.0%
4	Banc of America Commercial
	Mortgage Trust 2008-1	6.171%–6.215%	2/10/51	25,498	27,651	0.2%

4 Bear Stearns Commercial
Mortgage Securities Trust
2005-PWR9	4.943%	9/11/42	318	317	0.0%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
4	Bear Stearns Commercial
	Mortgage Securities Trust
	2006-PWR13	5.533%	9/11/41	2,260	2,338	0.0%
4	Bear Stearns Commercial
	Mortgage Securities Trust
	2007-PWR16	5.705%	6/11/40	22,140	23,419	0.1%
4	Bear Stearns Commercial
	Mortgage Securities Trust
	2007-PWR17	5.650%	6/11/50	7,714	8,260	0.1%
4	Bear Stearns Commercial
	Mortgage Securities Trust
	2007-TOP28	5.710%	9/11/42	3,822	4,096	0.0%
[4,5]	Chase Issuance Trust 2007-C1	0.647%	4/15/19	6,100	6,065	0.0%
[4,5]	Chase Issuance Trust 2012-A10	0.447%	12/16/19	6,000	5,990	0.0%
4	Discover Card Execution
	Note Trust 2012-A6	1.670%	1/18/22	40,000	39,821	0.2%
4	Ford Credit Auto Lease
	Trust 2013-A	1.010%–1.280%	5/15/16–6/15/16	7,050	7,050	0.1%
4	Ford Credit Auto Lease
	Trust 2014-A	1.160%	8/15/17	4,730	4,734	0.0%
4	Ford Credit Auto Lease
	Trust 2015-A	1.310%	8/15/18	3,035	3,030	0.0%
4	Ford Credit Auto Owner
	Trust 2013-C	1.680%	11/15/18	2,000	2,008	0.0%
4	Ford Credit Auto Owner
	Trust 2013-D	1.540%–1.720%	3/15/19–7/15/19	5,690	5,702	0.0%
[4,6]	Ford Credit Auto Owner
	Trust 2014-1	2.260%–2.410%	11/15/25	5,988	6,029	0.0%
[4,6]	Ford Credit Auto Owner
	Trust 2014-2	2.310%–2.510%	4/15/26	12,530	12,600	0.1%

4 Ford Credit Auto Owner
Trust 2014-C	1.560%	2/15/20	2,400	2,403	0.0%

[4,6]	Ford Credit Auto Owner
	Trust 2015-1	2.120%	7/15/26	6,600	6,569	0.0%
[4,6]	Ford Credit Auto Owner
	Trust 2015-2	2.440%	1/15/27	26,000	26,213	0.1%
4	Ford Credit Auto Owner
	Trust 2015-B	2.040%	10/15/20	5,010	5,011	0.0%
4	Ford Credit Floorplan Master
	Owner Trust A Series 2012-2	1.920%	1/15/19	2,000	2,020	0.0%
4	Ford Credit Floorplan Master
	Owner Trust A Series
	2012-5	1.490%–2.140%	9/15/19	27,703	27,755	0.2%
4	Ford Credit Floorplan Master
	Owner Trust A Series
	2013-1	1.370%–1.820%	1/15/18	7,800	7,816	0.1%
4	Ford Credit Floorplan Master
	Owner Trust A Series
	2013-4	2.100%–2.790%	6/15/20	1,680	1,691	0.0%
4	Ford Credit Floorplan Master
	Owner Trust A Series
	2014-1	1.400%–2.310%	2/15/19–2/15/21	2,900	2,904	0.0%

[4,5] Ford Credit Floorplan Master
Owner Trust A Series
2014-2	0.687%	2/15/21	6,100	6,106	0.0%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
4	Ford Credit Floorplan Master
	Owner Trust A Series
	2014-4	1.400%	8/15/19	14,795	14,811	0.1%
4	Ford Credit Floorplan Master
	Owner Trust A Series
	2015-2	1.980%	1/15/22	11,758	11,778	0.1%
[4,5]	GE Capital Credit Card Master
	Note Trust Series 2011-2	1.187%	5/15/19	10,800	10,822	0.1%
4	GE Capital Credit Card Master
	Note Trust Series 2012-2	2.220%	1/15/22	30,000	30,398	0.2%
[4,5]	GE Capital Credit Card Master
	Note Trust Series 2012-3	0.637%	3/15/20	39,385	39,390	0.2%
4	GE Capital Credit Card Master
	Note Trust Series 2012-6	1.360%	8/17/20	2,300	2,301	0.0%
[4,5]	GE Dealer Floorplan Master
	Note Trust Series 2012-2	0.938%	4/22/19	13,000	13,037	0.1%
[4,5]	GE Dealer Floorplan Master
	Note Trust Series 2012-4	0.628%	10/20/17	10,000	10,001	0.1%
[4,5]	GE Dealer Floorplan Master
	Note Trust Series 2014-2	0.638%	10/20/19	4,400	4,386	0.0%
[4,5]	GE Dealer Floorplan Master
	Note Trust Series 2015-2	0.838%	1/20/22	20,920	20,794	0.1%
[4,6]	GS Mortgage Securities
	Trust 2010-C2	5.246%	12/10/43	1,370	1,503	0.0%
[4,6]	GS Mortgage Securities
	Trust 2011-GC3	5.552%	3/10/44	2,650	2,945	0.0%
[4,6]	GS Mortgage Securities
	Trust 2012-ALOHA	3.551%	4/10/34	4,550	4,751	0.0%
[4,6]	GS Mortgage Securities
	Trust 2012-BWTR	2.954%	11/5/34	7,625	7,657	0.1%
[4,6]	GS Mortgage Securities
	Trust 2012-GC6	4.948%	1/10/45	1,025	1,145	0.0%
4	GS Mortgage Securities
	Trust 2013-GCJ12	3.135%–3.777%	6/10/46	3,790	3,858	0.0%
4	GS Mortgage Securities
	Trust 2013-GCJ14	2.995%–3.817%	8/10/46	2,800	2,931	0.0%
4	GS Mortgage Securities
	Trust 2014-GC20	3.998%	4/10/47	6,075	6,494	0.0%
4	GS Mortgage Securities
	Trust 2014-GC24	3.931%–4.528%	9/10/47	12,615	13,287	0.1%
4	GS Mortgage Securities
	Trust 2014-GC26	3.629%	11/10/47	1,050	1,087	0.0%
4	GS Mortgage Securities
	Trust 2015-GC28	3.396%	2/10/48	1,100	1,117	0.0%
4	GS Mortgage Securities
	Trust 2015-GC30	3.382%	5/10/50	2,715	2,770	0.0%
4	GS Mortgage Securities
	Trust 2015-GC32	3.764%–4.559%	7/10/48	5,105	5,231	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2006-LDP6	5.471%	4/15/43	2,854	2,902	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2006-LDP7	5.905%	4/15/45	3,428	3,530	0.0%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
4	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-C1	5.716%	2/15/51	24,832	26,358	0.1%
4	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-CIBC20	5.746%	2/12/51	4,403	4,701	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-LDP10	5.439%	1/15/49	3,256	3,425	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-LDP12	5.850%	2/15/51	2,447	2,610	0.0%
[4,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2010-C1	4.608%	6/15/43	10,030	10,542	0.1%
[4,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2010-C2	3.616%–5.502%	11/15/43	7,468	8,018	0.1%
[4,6]	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2011-C3	4.388%–5.360%	2/15/46	14,710	15,902	0.1%
[4,6]	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2011-C5	5.323%	8/15/46	4,000	4,614	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2012-C6	3.507%	5/15/45	4,499	4,724	0.0%
[4,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2012-C8	2.829%–3.424%	10/15/45	8,710	8,786	0.1%

4 JP Morgan Chase
Commercial Mortgage
Securities Trust 2012-CIBX	4.271%	6/15/45	1,350	1,445	0.0%

[4,6] JP Morgan Chase Commercial
Mortgage Securities Trust
2012-HSBC	3.093%	7/5/32	5,900	5,995	0.0%

4 JP Morgan Chase Commercial
Mortgage Securities Trust
2012-LC9	2.840%	12/15/47	4,670	4,682	0.0%
4 JP Morgan Chase Commercial

Mortgage Securities Trust
2013-C16	3.674%–5.009%	12/15/46	4,365	4,684	0.0%
4 JP Morgan Chase
Commercial Mortgage
Securities Trust 2013-LC11	2.960%	4/15/46	5,378	5,394	0.0%
4 Merrill Lynch Mortgage Trust
2006-C2	5.739%	8/12/43	745	766	0.0%
4 Merrill Lynch Mortgage Trust
2008-C1	5.690%	2/12/51	11,703	12,571	0.1%
4 ML-CFC Commercial
Mortgage Trust 2006-2	5.868%	6/12/46	848	868	0.0%
4 Morgan Stanley Capital I Trust
2006-HQ9	5.728%	7/12/44	4,266	4,403	0.0%
4 Morgan Stanley Capital I Trust
2006-IQ12	5.319%	12/15/43	1,208	1,256	0.0%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
4	Morgan Stanley Capital I Trust
	2007-IQ15	5.908%	6/11/49	7,167	7,627	0.1%
4	Morgan Stanley Capital I Trust
	2007-IQ16	5.688%	12/12/49	4,167	4,443	0.0%
4	Morgan Stanley Capital I
	Trust
	2012-C4	3.244%–3.773%	3/15/45	4,700	4,886	0.0%
[4,6]	Morgan Stanley Capital I
	Trust 2012-STAR	3.201%	8/5/34	6,000	6,084	0.0%
[4,6]	Morgan Stanley Capital I
	Trust 2014-150E	3.912%	9/9/32	6,370	6,695	0.0%
[4,6]	Morgan Stanley Capital I
	Trust 2014-CPT	3.350%	7/13/29	2,795	2,893	0.0%
[4,6]	Morgan Stanley Capital I
	Trust 2015-420	3.727%	10/11/50	4,820	4,939	0.0%
4	Synchrony Credit Card
	Master Note Trust 2015-1	2.370%	3/15/23	6,670	6,772	0.1%
4	Synchrony Credit Card
	Master Note Trust 2015-2	1.600%	4/15/21	10,400	10,430	0.1%
6	Asset-Backed/Commercial
	Mortgage-Backed Securities—Other †				2,059,796	10.3%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,698,512)					2,723,041	13.6%
Corporate Bonds
Finance
	Banking
	Abbey National Treasury
	Services plc	4.000%	3/13/24	43,500	45,276	0.2%
	Associates Corp. of
	North America	6.950%	11/1/18	8,855	10,157	0.1%
	Bank of America Corp.	3.300%	1/11/23	39,767	39,180	0.2%
	Bank of America Corp.	2.250%–7.625%	8/1/16–8/1/25	205,330	221,886	1.1%
	Bank of America NA	5.300%–6.100%	3/15/17–6/15/17	13,877	14,765	0.1%
	Barclays Bank plc	3.750%	5/15/24	57,613	58,311	0.3%
	Bear Stearns Cos. LLC	6.400%	10/2/17	5,500	6,033	0.0%
	BNP Paribas SA	5.000%	1/15/21	54,350	60,687	0.3%
	BPCE SA	4.000%	4/15/24	50,690	52,354	0.3%
	Citigroup Inc.	4.500%	1/14/22	46,600	50,277	0.3%
	Citigroup Inc.	3.300%–8.500%	8/15/17–9/13/25	166,730	178,891	0.9%
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	4.625%	12/1/23	68,532	70,959	0.4%
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	53,100	55,869	0.3%
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	3.950%	11/9/22	49,880	50,011	0.2%
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank
	BA	2.250%–5.250%	1/14/19–9/14/27	46,484	50,114	0.3%
	Credit Suisse	3.625%	9/9/24	69,650	69,582	0.3%
	Credit Suisse	3.000%	10/29/21	40,000	39,919	0.2%
	Goldman Sachs Group Inc.	5.750%	1/24/22	42,535	48,728	0.2%
	Goldman Sachs Group Inc.	4.000%	3/3/24	47,290	48,438	0.2%
	Goldman Sachs Group Inc.	3.750%	5/22/25	40,000	39,812	0.2%
	Goldman Sachs Group Inc.	2.375%–7.500%	9/1/17–1/23/25	97,872	106,193	0.5%
	HSBC Bank USA NA	4.875%–6.000%	8/9/17–8/24/20	29,533	32,556	0.2%
	HSBC Holdings plc	5.100%	4/5/21	53,948	60,096	0.3%

Intermediate-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
HSBC Holdings plc	4.000%–4.250%	3/30/22–3/14/24	65,100	67,655	0.3%
HSBC USA Inc.	2.375%	11/13/19	17,185	17,184	0.1%
4 JPMorgan Chase & Co.	1.625%–6.300%	6/27/17–12/29/49	278,686	291,478	1.5%
JPMorgan Chase Bank NA	6.000%	7/5/17–10/1/17	16,880	18,308	0.1%
Morgan Stanley	3.875%	4/29/24	43,400	44,035	0.2%
Morgan Stanley	2.650%–7.300%	12/28/17–2/25/23	146,935	161,649	0.8%
PNC Bank NA	2.700%	11/1/22	41,080	39,639	0.2%
PNC Bank NA	2.200%–6.875%	12/7/17–2/23/25	98,279	99,614	0.5%
PNC Financial Services
Group Inc.	2.600%–2.854%	7/21/20–11/9/22	27,613	27,491	0.1%
PNC Funding Corp.	3.300%–6.700%	6/10/19–3/8/22	70,813	77,796	0.4%
Synchrony Financial	2.700%–4.500%	2/3/20–7/23/25	47,225	47,250	0.2%
Wachovia Bank NA	6.000%	11/15/17	8,000	8,777	0.0%
Wachovia Corp.	5.625%–5.750%	10/15/16–2/1/18	23,305	25,185	0.1%
Wells Fargo & Co.	3.300%	9/9/24	58,830	58,112	0.3%
Wells Fargo & Co.	2.150%–5.625%	12/11/17–2/19/25	186,581	191,611	1.0%
6 Banking—Other †				1,292,026	6.5%
6 Brokerage †				347,877	1.8%
Finance Companies
General Electric Capital Corp.	4.650%	10/17/21	35,847	39,606	0.2%
4 General Electric
Capital Corp.	2.200%–6.375%	5/1/18–11/15/67	159,599	172,500	0.8%
HSBC Finance Corp.	6.676%	1/15/21	63,939	74,457	0.4%
Finance Companies—Other †				38,112	0.2%
Insurance
MetLife Inc.	4.368%	9/15/23	38,430	41,121	0.2%
UnitedHealth Group Inc.	3.750%	7/15/25	38,550	39,297	0.2%
6 Insurance—Other †				807,185	4.0%
6 Real Estate Investment Trusts †				504,702	2.5%
				5,942,761	29.7%
Industrial
6 Basic Industry †				517,443	2.6%
Capital Goods
General Electric Co.	2.700%	10/9/22	47,000	46,342	0.3%
General Electric Co.	3.375%	3/11/24	5,655	5,777	0.0%
6 Capital Goods—Other †				704,454	3.5%
6 Communication †				776,591	3.9%
Consumer Cyclical
6 Alibaba Group Holding Ltd.	3.600%	11/28/24	39,665	38,149	0.2%
Ford Motor Credit Co. LLC	3.000%–8.125%	6/12/17–1/9/22	89,049	97,372	0.5%
Wal-Mart Stores Inc.	2.550%	4/11/23	68,021	66,449	0.3%
6 Consumer Cyclical—Other †				827,549	4.1%
Consumer Noncyclical
Covidien International
Finance SA	2.950%–4.200%	6/15/20–6/15/23	48,565	48,727	0.2%
Gilead Sciences Inc.	3.500%	2/1/25	57,084	57,602	0.3%
Gilead Sciences Inc.	3.700%	4/1/24	37,655	38,531	0.2%
6 Medtronic Inc.	3.500%	3/15/25	71,300	71,256	0.4%
6 Medtronic Inc.	2.500%–4.450%	3/15/20–3/15/24	101,553	102,459	0.5%
Merck & Co. Inc.	2.800%	5/18/23	42,254	41,678	0.2%
Merck & Co. Inc.	2.750%	2/10/25	41,960	40,032	0.2%
6 Consumer Noncyclical—Other †				1,476,663	7.4%
Energy
BP Capital Markets plc	1.375%–4.750%	5/10/18–3/17/25	226,330	230,115	1.2%
Chevron Corp.	2.355%	12/5/22	46,500	44,487	0.2%
6 Energy—Other †				1,206,816	6.0%

Intermediate-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
6 Other Industrial †				57,693	0.3%
Technology
Apple Inc.	2.400%	5/3/23	104,325	99,696	0.5%
Apple Inc.	3.450%	5/6/24	54,000	55,282	0.3%
Apple Inc.	1.000%–3.200%	5/6/20–11/10/26	155,735	155,062	0.8%
Intel Corp.	3.700%	7/29/25	47,621	48,108	0.2%
Microsoft Corp.	2.375%	2/12/22	38,500	37,944	0.2%
Oracle Corp.	2.500%	10/15/22	57,616	55,664	0.3%
Oracle Corp.	3.400%	7/8/24	43,500	43,842	0.2%
Oracle Corp.	2.375%–3.875%	1/15/19–5/15/25	123,980	123,765	0.6%
6 Technology—Other †				605,632	3.0%
Transportation
United Parcel Service Inc.	2.450%	10/1/22	61,450	60,230	0.3%
6 Transportation—Other †				239,428	1.2%
				8,020,838	40.1%
Utilities
6 Electric †				1,079,172	5.4%
Natural Gas †				47,480	0.3%
Other Utility †				3,027	0.0%
				1,129,679	5.7%
Total Corporate Bonds (Cost $14,926,048)				15,093,278	75.5%
Sovereign Bonds (U.S. Dollar-Denominated)
Republic of Turkey	7.500%	7/14/17	41,300	45,461	0.3%
6 Sovereign Bonds
(U.S. Dollar-Denominated)—Other †				581,618	2.9%
Total Sovereign Bonds (Cost $623,073)				627,079	3.2%
Taxable Municipal Bonds (Cost $45,437) †				47,023	0.2%
Convertible Preferred Stocks (Cost $8,571) †				—	0.0%

			Shares
Temporary Cash Investment
Money Market Fund
7 Vanguard Market Liquidity Fund
(Cost $25,858)	0.152%		25,857,586	25,858	0.1%
Total Investments (Cost $19,699,691)				19,890,672	99.5%

		Expiration
		Date	Contracts
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.00		8/21/15	327	(291)	0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.50		8/21/15	328	(200)	0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $128.00		8/21/15	590	(240)	0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $128.50		8/21/15	99	(25)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.00		8/21/15	327	(20)	0.0%

Intermediate-Term Investment-Grade Fund

			Market	Percentage
	Expiration		Value•	of Net
	Date	Contracts	($000)	Assets
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.50	8/21/15	460	(43)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $126.00	8/21/15	328	(56)	0.0%
Total Liability for Options Written (Premiums received $833)			(875)	0.0%
Other Assets and Liabilities
Other Assets			494,180	2.5%
Other Liabilities			(391,912)	(2.0%)
			102,268	0.5%
Net Assets			19,992,065	100.0%

At July 31, 2015, net assets consisted of:
				Amount
				($000)
Paid-in Capital				19,730,008
Undistributed Net Investment Income				5,248
Accumulated Net Realized Gains				45,721
Unrealized Appreciation (Depreciation)
Investment Securities				190,981
Futures Contracts				884
Options on Futures Contracts				(42)
Swap Contracts				12,227
Forward Currency Contracts				7,107
Foreign Currencies				(69)
Net Assets				19,992,065

Investor Shares—Net Assets
Applicable to 276,628,792 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				2,702,353
Net Asset Value Per Share—Investor Shares				$9.77

Intermediate-Term Investment-Grade Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 1,769,875,326 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	17,289,712
Net Asset Value Per Share—Admiral Shares	$9.77

  See Note A in Notes to Financial Statements.
  Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
  Securities with a value of $1,002,000 have been segregated as collateral for forward currency contracts and open over-the-counter swap contracts.
  Securities with a value of $10,595,000 have been segregated as initial margin for open futures contracts.
  Securities with a value of $5,844,000 have been segregated as initial margin for open cleared swap contracts.
  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
  Adjustable-rate security.
  Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2015, the aggregate value of these securities was $1,974,389,000, representing 9.9% of net assets.
  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
  See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Statement of Operations

Six Months Ended
July 31, 2015
($000)
Investment Income
Income
Interest[1]	305,263
Total Income	305,263
Expenses
The Vanguard Group—Note B
Investment Advisory Services	962
Management and Administrative—Investor Shares	2,192
Management and Administrative—Admiral Shares	5,379
Marketing and Distribution—Investor Shares	302
Marketing and Distribution—Admiral Shares	1,159
Custodian Fees	127
Shareholders’ Reports—Investor Shares	40
Shareholders’ Reports—Admiral Shares	65
Trustees’ Fees and Expenses	7
Total Expenses	10,233
Net Investment Income	295,030
Realized Net Gain (Loss)
Investment Securities Sold	55,036
Futures Contracts	11,628
Options on Futures Contracts	1,618
Swap Contracts	7,474
Foreign Currencies and Forward Currency Contracts	1,975
Realized Net Gain (Loss)	77,731
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(612,087)
Futures Contracts	(11,348)
Options on Futures Contracts	2,276
Swap Contracts	(13,253)
Foreign Currencies and Forward Currency Contracts	6,702
Change in Unrealized Appreciation (Depreciation)	(627,710)
Net Increase (Decrease) in Net Assets Resulting from Operations	(254,949)
1 Interest income from an affiliated company of the fund was $238,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2015	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	295,030	559,548
Realized Net Gain (Loss)	77,731	182,433
Change in Unrealized Appreciation (Depreciation)	(627,710)	444,741
Net Increase (Decrease) in Net Assets Resulting from Operations	(254,949)	1,186,722
Distributions
Net Investment Income
Investor Shares	(42,281)	(91,766)
Admiral Shares	(257,793)	(475,801)
Realized Capital Gain[1]
Investor Shares	(2,826)	(25,414)
Admiral Shares	(16,203)	(136,382)
Total Distributions	(319,103)	(729,363)
Capital Share Transactions
Investor Shares	(164,432)	(220,390)
Admiral Shares	1,287,498	2,488,752
Net Increase (Decrease) from Capital Share Transactions	1,123,066	2,268,362
Total Increase (Decrease)	549,014	2,725,721
Net Assets
Beginning of Period	19,443,051	16,717,330
End of Period[2]	19,992,065	19,443,051

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $0 and $22,488,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,248,000 and $8,185,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.06	$9.81	$10.24	$10.18	$9.94	$9.81
Investment Operations
Net Investment Income	.144	.303	.311	.354	.418	.458
Net Realized and Unrealized Gain (Loss)
on Investments	(.278)	.341	(.229)	.266	.463	.372
Total from Investment Operations	(.134)	.644	.082	.620	. 881	. 830
Distributions
Dividends from Net Investment Income	(.146)	(. 307)	(. 317)	(. 360)	(. 428)	(. 473)
Distributions from Realized Capital Gains	(. 010)	(. 087)	(.195)	(. 200)	(. 213)	(. 227)
Total Distributions	(.156)	(. 394)	(. 512)	(. 560)	(. 641)	(.700)
Net Asset Value, End of Period	$9.77	$10.06	$9.81	$10.24	$10.18	$9.94

Total Return[1]	-1.35%	6.71%	0.85%	6.20%	9.18%	8.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,702	$2,952	$3,099	$4,884	$4,837	$4,645
Ratio of Total Expenses to
Average Net Assets	0.19%	0.20%	0.20%	0.20%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	2.93%	3.05%	3.12%	3.41%	4.17%	4.56%
Portfolio Turnover Rate	77%	88%	100%	62%	49%	39%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.06	$9.81	$10.24	$10.18	$9.94	$9.81
Investment Operations
Net Investment Income	.149	.313	.321	.364	.428	.470
Net Realized and Unrealized Gain (Loss)
on Investments	(.278)	.341	(.229)	.266	.463	.372
Total from Investment Operations	(.129)	.654	.092	.630	. 891	. 842
Distributions
Dividends from Net Investment Income	(.151)	(. 317)	(. 327)	(. 370)	(. 438)	(. 485)
Distributions from Realized Capital Gains	(. 010)	(. 087)	(.195)	(. 200)	(. 213)	(. 227)
Total Distributions	(.161)	(. 404)	(. 522)	(. 570)	(. 651)	(.712)
Net Asset Value, End of Period	$9.77	$10.06	$9.81	$10.24	$10.18	$9.94

Total Return[1]	-1.30%	6.81%	0.95%	6.30%	9.29%	8.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,290	$16,491	$13,618	$14,582	$11,411	$9,717
Ratio of Total Expenses to
Average Net Assets	0.09%	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	3.03%	3.15%	3.22%	3.51%	4.27%	4.68%
Portfolio Turnover Rate	77%	88%	100%	62%	49%	39%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Intermediate-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect

Intermediate-Term Investment-Grade Fund

correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2015, the fund’s average investments in long and short futures contracts represented 7% and 3% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2015, the fund’s average value of options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination.

Intermediate-Term Investment-Grade Fund

The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended July 31, 2015, the fund’s average investment in forward currency contracts represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The fund invests in cross-currency swaps to hedge the currency risk associated with investing in foreign securities. Under the terms of the swaps, the parties exchange a series of payments calculated on the basis of a fixed rate applied to a notional amount, on specified dates and in a specified currency. Additionally, currency amounts are exchanged by the counterparties at the initiation of the contract, with an agreement to reverse the exchange of the currency amounts upon termination of the contract.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount

Intermediate-Term Investment-Grade Fund

determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the six months ended July 31, 2015, the fund’s average amounts of credit protection sold and credit protection purchased each represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of interest rate swaps represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of cross currency swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2012–2015), and for the period ended July 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

Intermediate-Term Investment-Grade Fund

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2015, or at any time during the period then ended.

9. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At July 31, 2015, the fund had contributed capital of $1,758,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.70% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Intermediate-Term Investment-Grade Fund

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,374,393	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	2,695,067	27,974
Corporate Bonds	—	15,093,276	2
Sovereign Bonds	—	627,079	—
Taxable Municipal Bonds	—	47,023	—
Convertible Preferred Stocks	—	—	—
Temporary Cash Investments	25,858	—	—
Liability for Options Written	(875)	—	—
Futures Contracts—Assets[1]	4,338	—	—
Futures Contracts—Liabilities[1]	(2,533)	—	—
Forward Currency Contracts—Assets	—	7,214	—
Forward Currency Contracts—Liabilities	—	(107)	—
Swap Contracts—Assets	832[1]	13,061	—
Swap Contracts—Liabilities	—	(1,061)	—
Total	27,620	19,855,945	27,976
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2015, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Other Assets	10,024	14,800	621	25,445
Liability for Options Written	(875)	—	—	(875)
Other Liabilities	(2,610)	(107)	(984)	(3,701)

Intermediate-Term Investment-Grade Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended July 31, 2015, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	11,628	—	—	11,628
Options on Futures Contracts	1,618	—	—	1,618
Swap Contracts	6,469	323	682	7,474
Forward Currency Contracts	—	(3,314)	—	(3,314)
Realized Net Gain (Loss) on Derivatives	19,715	(2,991)	682	17,406

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(11,348)	—	—	(11,348)
Options on Futures Contracts	2,276	—	—	2,276
Swap Contracts	(6,121)	(6,404)	(728)	(13,253)
Forward Currency Contracts	—	6,677	—	6,677
Change in Unrealized Appreciation
(Depreciation) on Derivatives	(15,193)	273	(728)	(15,648)

At July 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	September 2015	11,518	1,380,360	6,569
2-Year U.S. Treasury Note	September 2015	(2,040)	(446,888)	(637)
10-Year U.S. Treasury Note	September 2015	(1,626)	(207,213)	(221)
Euro-Bund	September 2015	(811)	(137,523)	(2,345)
30-Year U.S. Treasury Bond	September 2015	(469)	(73,135)	162
Ultra Long U.S. Treasury Bond	September 2015	(218)	(34,778)	(937)
Euro-Buxl	September 2015	(132)	(22,615)	(1,257)
Euro-Bobl	September 2015	(127)	(18,176)	(129)
Euro-Schatz	September 2015	87	10,634	(18)
Australia 10-Year Treasury Bond	September 2015	(56)	(5,231)	(158)
Long Gilt	September 2015	(26)	(4,763)	(95)
Australia 3-Year Treasury Bond	September 2015	(52)	(4,252)	(50)
				884

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Intermediate-Term Investment-Grade Fund

At July 31, 2015, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
				Contract Amount (000)
	Settlement					(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Morgan Stanley Capital Services LLC	8/4/15	EUR	167,775	USD	184,217	53
Bank of America N.A.	8/4/15	GBP	8,132	USD	12,662	37
Goldman Sachs Bank AG	8/4/15	EUR	10,125	USD	11,037	84
UBS AG	9/2/15	EUR	8,000	USD	8,780	10
Bank of America N.A.	8/4/15	EUR	683	USD	758	(8)
Barclays Capital	8/4/15	GBP	450	USD	700	2
BNP Paribas	8/4/15	USD	200,626	EUR	176,563	6,704
Morgan Stanley Capital Services LLC	9/2/15	USD	191,385	EUR	174,238	(54)
Bank of America N.A.	9/2/15	USD	12,660	GBP	8,132	(38)
Morgan Stanley Capital Services LLC	9/2/15	USD	12,342	AUD	16,760	116
J.P. Morgan Chase Bank N.A.	8/4/15	USD	8,113	GBP	5,149	72
BNP Paribas	9/2/15	USD	5,554	EUR	5,000	61
Morgan Stanley Capital Services LLC	8/4/15	USD	5,431	GBP	3,433	70
UBS AG	8/4/15	USD	1,096	EUR	1,000	(2)
Deutsche Bank	8/4/15	USD	682	EUR	616	5
J.P. Morgan Chase Bank N.A.	8/4/15	USD	438	EUR	403	(5)
						7,107
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

Intermediate-Term Investment-Grade Fund

At July 31, 2015, the fund had the following open swap contracts:
Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Bank of America Corp./Baa1	12/20/17	MSCS	7,680	139	1.000	248
Federation of Malaysia/A3	9/20/20	JPMC	860	14	1.000	(7)
Federation of Malaysia/A3	9/20/20	JPMC	340	5	1.000	(4)
Federation of Malaysia/A3	9/20/20	BOANA	3,100	54	1.000	(22)
Federation of Malaysia/A3	9/20/20	GSCM	1,500	26	1.000	(11)
Federation of Malaysia/A3	9/20/20	JPMC	2,900	47	1.000	(25)
Goldman Sachs Group Inc./A3	3/20/20	BOANA	7,870	(65)	1.000	(4)
Republic of Peru/A3	9/20/20	JPMC	8,000	155	1.000	(30)
Republic of Peru/A3	9/20/20	BNPSW	7,850	151	1.000	(31)
Republic of Chile/Aa3	9/20/20	BNPSW	5,550	(50)	1.000	(62)
Republic of Chile/Aa3	9/20/20	GSCM	10,100	(54)	1.000	(76)
Republic of Colombia/Baa2	9/20/20	GSCM	6,000	199	1.000	(37)
Republic of Colombia/Baa2	9/20/20	JPMC	6,000	191	1.000	(45)
Republic of Turkey/Baa3	12/20/16	BNPSW	7,000	16	1.000	(11)
Russian Federation/Ba1	6/20/17	GSCM	3,200	154	1.000	56
United Mexican States/A3	6/20/20	GSCM	3,500	48	1.000	(3)
			81,450			(64)

Credit Protection Purchased
Banco Bilbao Vizcaya
Argentaria SA	12/20/19	BOANA	5,135	53	(1.000)	36
Banco Santander SA	3/20/20	BARC	6,460	31	(1.000)	13
Banco Santander SA	3/20/20	BOANA	6,595	6	(1.000)	(12)
Bank of America Corp.	3/20/20	GSCM	7,870	115	(1.000)	(20)
BBVA Senior Finance	3/20/20	BOANA	6,510	44	(1.000)	29
CMBS-NA-8-AAA	10/17/57	CSFBI	8,350	(319)	(0.500)	41
CMBS-NA-8-AAA	10/17/57	MSCS	8,350	(314)	(0.500)	47
CMBS-NA-8-AAA	10/17/57	BARC	8,350	(372)	(0.500)	(12)
CVS Health Corp.	9/20/20	BOANA	5,350	174	(1.000)	(14)
CVS Health Corp.	9/20/20	BOANA	5,340	173	(1.000)	(14)
CVS Health Corp.	9/20/20	BOANA	2,670	85	(1.000)	(9)
Devon Energy Corporation	9/20/18	BARC	7,000	19	(1.000)	(96)
EI du Pont de Nemours & Co.	9/20/18	CSFBI	2,970	54	(1.000)	(19)

Intermediate-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
EI du Pont de Nemours & Co.	9/20/18	GSCM	2,250	35	(1.000)	(21)
EI du Pont de Nemours & Co.	9/20/18	DBAG	2,250	34	(1.000)	(22)
EI du Pont de Nemours & Co.	9/20/18	BNPSW	2,250	34	(1.000)	(22)
EI du Pont de Nemours & Co.	9/20/18	BARC	2,250	34	(1.000)	(22)
Federal Express Corp.	12/20/18	GSCM	7,840	82	(1.000)	(125)
Federative Republic of Brazil	12/20/15	BOANA	1,500	(1)	(1.000)	(3)
Intesa Sanpaolo SpA	12/20/19	BARC	5,135	47	(1.000)	18
Intesa Sanpaolo SpA	3/20/20	BOANA	6,510	30	(1.000)	(2)
McKesson Corp.	3/20/19	JPMC	6,360	164	(1.000)	(41)
McKesson Corp.	3/20/19	JPMC	6,360	160	(1.000)	(45)
Morgan Stanley	9/20/15	BARC	4,400	(7)	(1.000)	(12)
People’s Republic of China	9/20/20	MSCS	5,875	11	(1.000)	7
People’s Republic of China	9/20/20	MSCS	8,280	18	(1.000)	12
Republic of Austria	9/20/17	BNPSW	1,200	(12)	(1.000)	(36)
Republic of Korea	9/20/18	JPMC	2,000	11	(1.000)	(34)
Republic of South Africa	9/20/20	JPMC	7,400	(383)	(1.000)	12
United Mexican States	12/20/15	BOANA	1,500	(2)	(1.000)	(5)
United Mexican States	6/20/20	DBAG	3,500	(41)	(1.000)	3
Wells Fargo & Co.	9/20/20	BOANA	9,700	206	(1.000)	(30)
Russian Federation	6/20/20	GSCM	1,530	(138)	(1.000)	10
Russian Federation	9/20/20	BARC	6,200	(585)	(1.000)	47
Russian Federation	9/20/20	JPMC	3,100	(294)	(1.000)	22
Russian Federation	9/20/20	BOANA	3,100	(297)	(1.000)	20
			181,440			(299)
						(363)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 BARC—Barclays Bank plc. BNPSW—BNP Paribas.

BOANA—Bank of America, N.A. CSFBI—Credit Suisse First Boston International. DBAG—Deutsche Bank AG.

GSCM—Goldman Sachs Bank USA. JPMC—JP Morgan Chase Bank. MSCS—Morgan Stanley Capital Services LLC.

Intermediate-Term Investment-Grade Fund

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid) (Depreciation)
Termination Date	Clearinghouse[1]	($000)	(%)	(%)	($000)
8/15/15	CME	44,145	1.587	(0.187)[3]	(306)
10/20/15	LCH	10,000	0.390	(0.188)[3]	(14)
2/15/16	LCH	4,000	0.450	(0.187)[3]	(5)
2/15/16	CME	4,733	0.448	(0.187)[3]	(3)
5/16/16	CME	10,800	0.434	(0.187)[3]	(1)
5/16/16	CME	1,400	0.451	(0.187)[3]	—
5/22/16	CME	3,800	0.546	(0.284)[2]	2
6/15/16	LCH	2,752	0.299	(0.187)[3]	(2)
6/17/16	CME	1,100	0.485	(0.186)[3]	1
6/17/16	CME	970	0.485	(0.186)[3]	1
6/17/16	CME	4,400	0.444	(0.186)[3]	1
9/17/16	CME	1,050	0.643	(0.186)[3]	2
9/17/16	CME	2,560	0.643	(0.186)[3]	4
10/25/16	CME	15,200	1.714	(0.295)[2]	(73)
12/10/16	LCH	8,355	0.656	(0.189)[3]	9
1/15/17	CME	3,050	0.770	(0.187)[3]	7
1/17/17	LCH	6,500	0.700	(0.186)[3]	9
2/15/17	CME	1,600	0.729	(0.187)[3]	2
2/15/17	LCH	6,585	1.875	(0.187)[3]	(57)
2/15/17	CME	625	3.373	(0.187)[3]	(8)
2/15/17	CME	950	2.407	(0.187)[3]	(8)
2/15/17	CME	5,700	2.407	(0.187)[3]	(47)
2/15/17	CME	400	0.714	(0.187)[3]	—
2/15/17	CME	1,490	3.180	(0.187)[3]	(19)
2/15/17	CME	1,145	2.287	(0.187)[3]	(9)
2/15/17	CME	365	3.432	(0.187)[3]	(5)
3/15/17	CME	39,385	0.937	(0.187)[3]	175
4/20/17	CME	13,000	0.960	(0.188)[3]	(16)
5/5/17	LCH	4,555	0.876	(0.187)[3]	(1)
5/17/17	CME	3,900	1.036	(0.186)[3]	22
6/17/17	LCH	2,925	0.736	(0.186)[3]	(1)
7/17/17	CME	3,900	0.781	(0.186)[3]	—
9/15/17	LCH	5,910	0.755	(0.187)[3]	15
9/15/17	CME	1,100	2.345	(0.187)[3]	(8)
9/15/17	CME	5,400	3.363	(0.187)[3]	(72)
9/15/17	CME	4,850	3.520	(0.187)[3]	(66)

Intermediate-Term Investment-Grade Fund

Centrally Cleared Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Clearinghouse[1]	($000)	(%)	(%)	($000)
9/15/17	CME	7,295	2.532	(0.187)[3]	(64)
10/16/17	CME	7,000	0.749	(0.187)[3]	9
12/15/17	CME	6,000	0.788	(0.187)[3]	1
2/15/18	CME	10,170	1.348	(0.187)[3]	99
2/15/18	CME	18,000	0.923	(0.187)[3]	(18)
2/15/18	LCH	35,000	1.097	(0.187)[3]	118
4/16/18	LCH	3,500	1.013	(0.187)[3]	—
5/1/18	CME	3,400	1.214	(0.187)[3]	18
5/24/18	CME	10,000	0.984	(0.187)[3]	(15)
1/15/19	LCH	18,930	1.509	(0.187)[3]	192
3/15/19	CME	5,135	1.701	(0.187)[3]	82
3/15/19	CME	22,370	1.699	(0.187)[3]	356
3/15/19	CME	4,990	1.399	(0.187)[3]	(23)
6/12/19	CME	4,600	1.674	(0.288)[2]	41
1/20/20	CME	20,920	1.224	(0.188)[3]	(203)
4/15/20	LCH	14,650	1.344	(0.187)[3]	(96)
4/25/20	CME	28,610	3.024	(0.295)[2]	(395)
7/15/20	CME	8,920	1.571	(0.187)[3]	12
2/15/21	CME	6,100	2.200	(0.187)[3]	178
10/15/21	LCH	5,720	1.949	(0.187)[3]	65
2/15/22	LCH	8,755	1.583	(0.187)[3]	(123)
1/25/23	CME	4,500	2.560	(0.191)[3]	197
3/25/23	CME	1,150	2.773	(0.191)[3]	68
2/25/25	CME	2,490	2.077	(0.191)[3]	(16)
2/25/25	CME	3,100	2.077	(0.191)[3]	(20)
5/27/25	CME	5,785	2.170	(0.191)[3]	1
9/17/31	CME	2,396	3.065	(0.186)[3]	194
9/17/31	CME	498	3.065	(0.186)[3]	40
					227
1 CME—Chicago Mercantile Exchange.
LCH—London Clearing House.
2 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

Intermediate-Term Investment-Grade Fund

Over-the-Counter Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
2/22/16	BNPSW	1,420	0.522	(0.284)[2]	1
5/19/16	WFC	1,246	1.454	(0.277)[2]	11
8/15/18	BNPSW	5,400	0.715	(0.187)[3]	(10)
4/25/19	WFC	8,822	2.053	(0.293)[2]	813
4/25/19	WFC	4,537	2.756	(0.295)[2]	166
4/25/20	GSCM	3,620	2.794	(0.295)[2]	148
4/1/21	WFC	4,958	0.965	(0.187)[3]	(41)
6/25/21	GSCM	5,720	3.143	(0.281)[2]	307
10/25/21	WFC	6,500	3.328	(0.295)[2]	415
11/25/22	UBSAG	2,518	2.491	(0.282)[2]	82
11/25/22	BARC	16,018	2.758	(0.282)[2]	652
1/25/23	WFC	3,000	3.144	(0.295)[2]	182
7/25/23	BARC	24,625	3.483	(0.295)[2]	1,967
12/25/26	WFC	16,000	1.920	(0.191)[3]	110
9/25/29	GSCM	11,860	1.794	(0.191)[3]	(26)
					4,777
1 BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
GSCM—Goldman Sachs Bank USA.
UBSAG—UBS AG.
WFC—Wells Fargo Bank N.A.
2 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

Intermediate-Term Investment-Grade Fund

Cross-Currency Swaps
				Notional	Notional
				Amount of	Amount of	Unrealized
	Fixed			Currency	Currency	Appreciation
Fixed Interest	Interest	Termination		Received	Delivered	(Depreciation)
Rate Received	Rate Paid	Date	Counterparty[1]	($000)	(000)	($000)
USD 5.555%	GBP 5.500%	10/6/26	BARC	10,725	GBP 6,250	803
USD 3.180%	EUR 1.900%	4/8/22	BARC	9,666	EUR 7,000	1,885
USD 3.331%	GBP 3.250%	9/25/24	BNPSW	8,523	GBP 5,000	556
USD 5.502%	GBP 5.250%	9/14/27	MSCS	8,061	GBP 4,800	435
USD 4.076%	EUR 2.750%	8/2/22	MSCS	6,897	EUR 5,000	1,412
USD 4.112%	EUR 2.625%	4/1/21	MSCS	6,783	EUR 5,000	1,364
USD 8.542%	GBP 8.750%	4/8/21	MSCS	5,134	GBP 3,000	510
USD 6.043%	GBP 6.500%	4/8/22	BARC	5,072	GBP 3,000	354
USD 5.780%	GBP 5.500%	10/6/26	MSCS	4,146	GBP 2,500	190
USD 3.766%	EUR 2.625%	4/1/21	BARC	384	EUR 277	77
						7,586
1 BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
MSCS—Morgan Stanley Capital Services LLC.
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

At July 31, 2015, counterparties had deposited in segregated accounts securities and cash with a value of $19,333,000 in connection with open swap contracts and forward currency contracts.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2015, the fund realized net foreign currency losses of $2,738,000 (including gains and losses on forward currency contracts and the foreign currency component on sales of foreign currency denominated bonds), which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $4,845,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

Intermediate-Term Investment-Grade Fund

At July 31, 2015, the cost of investment securities for tax purposes was $19,719,640,000. Net unrealized appreciation of investment securities for tax purposes was $171,032,000, consisting of unrealized gains of $382,615,000 on securities that had risen in value since their purchase and $211,583,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2015, the fund purchased $5,395,305,000 of investment securities and sold $3,520,660,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $3,756,065,000 and $3,863,649,000, respectively.

G. The following table summarizes the fund’s options written during the six months ended July 31, 2015.

				Premiums
		Number of		Received
Options Written			Contracts	($000)
Balance at January 31, 2015			5,052	1,895
Options Written			15,597	5,616
Options Expired			(8,371)	(3,069)
Options Closed			(9,819)	(3,609)
Options Exercised			—	—
Balance at July 31, 2015			2,459	833

H. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		July 31, 2015	January 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	335,744	33,948	772,465	78,049
Issued in Lieu of Cash Distributions	39,472	3,994	102,688	10,381
Redeemed	(539,648)	(54,870)	(1,095,543)	(110,813)
Net Increase (Decrease)—Investor Shares	(164,432)	(16,928)	(220,390)	(22,383)
Admiral Shares
Issued	2,728,508	276,737	4,649,825	469,737
Issued in Lieu of Cash Distributions	219,615	22,231	490,098	49,543
Redeemed	(1,660,625)	(168,736)	(2,651,171)	(267,911)
Net Increase (Decrease)—Admiral Shares	1,287,498	130,232	2,488,752	251,369

I. Management has determined that no material events or transactions occurred subsequent to July 31, 2015, that would require recognition or disclosure in these financial statements.

Long-Term Investment-Grade Fund

Fund Profile
As of July 31, 2015

Share-Class Characteristics

	Investor		Admiral
		Shares	Shares
Ticker Symbol	VWESX		VWETX
Expense Ratio[1]		0.22%	0.12%
30-Day SEC Yield		4.09%	4.19%

Financial Attributes

		Barclays	Barclays
		Long Credit	Aggregate
		A/Better	Bond
	Fund	Index	Index
Number of Bonds	776	1,148	9,496
Yield to Maturity
(before expenses)	4.3%	4.4%	2.4%
Average Coupon	4.9%	5.4%	3.2%
Average Duration	13.1 years	13.8 years	5.6 years
Average Effective
Maturity	22.3 years	23.4 years	7.8 years
Short-Term
Reserves	5.1%	—	—

Sector Diversification (% of portfolio)
Finance			26.0%
Foreign			1.7
Industrial			40.1
Treasury/Agency			3.4
Utilities			13.4
Other			15.4

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	Long Credit	Aggregate
	A/Better	Bond
	Index	Index
R-Squared	0.99	0.89
Beta	1.00	2.71

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	5.3%
3 - 5 Years	0.1
5 - 7 Years	0.2
7 - 10 Years	2.5
10 - 20 Years	18.8
20 - 30 Years	69.6
Over 30 Years	3.5

Distribution by Credit Quality (% of portfolio)

U.S. Government	7.3%
Aaa	3.3
Aa	31.3
A	49.2
Baa	7.9
Not Rated	1.0

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated May 27, 2015, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2015, the annualized expense ratios were 0.21% for Investor Shares and 0.11% for Admiral Shares.

Long-Term Investment-Grade Fund

Investment Focus

Long-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2005, Through July 31, 2015
				Barclays
				Long Credit
				A/Better
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2006	5.27%	-4.00%	1.27%	1.32%
2007	5.74	-2.35	3.39	3.63
2008	5.85	-1.42	4.43	3.70
2009	5.75	-9.20	-3.45	-5.66
2010	6.91	10.38	17.29	17.13
2011	5.79	1.22	7.01	7.22
2012	6.29	15.68	21.97	22.56
2013	4.86	2.53	7.39	6.35
2014	4.64	-5.05	-0.41	-1.10
2015	5.17	14.81	19.98	19.54
2016	1.93	-9.66	-7.73	-7.78
Note: For 2016, performance data reflect the six months ended July 31, 2015.

Average Annual Total Returns: Periods Ended June 30, 2015

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/9/1973	1.12%	7.05%	5.49%	0.43%	5.92%
Admiral Shares	2/12/2001	1.22	7.16	5.61	0.43	6.04

See Financial Highlights for dividend and capital gains information.

Long-Term Investment-Grade Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary

As of July 31, 2015

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
[1,2]	United States Treasury Note/Bond	4.500%	2/15/36	162,475	211,015	1.5%
	United States Treasury
	Note/Bond	0.875%–6.125%	7/15/17–5/15/45	223,807	251,330	1.7%
					462,345	3.2%

Agency Notes †					23,321	0.1%
Total U.S. Government and Agency Obligations (Cost $465,677)					485,666	3.3%
Corporate Bonds
Finance
	Banking
	Bank of America Corp.	3.950%–7.750%	1/22/25–4/1/44	120,739	137,206	0.9%
	Bank of America NA	6.000%	10/15/36	21,760	26,292	0.2%
	Bank One Corp.	7.625%–8.000%	7/15/25–4/29/27	75,544	98,153	0.7%
	Citigroup Inc.	4.400%–8.125%	6/1/25–7/30/45	155,607	176,432	1.2%
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	5.750%	12/1/43	52,730	58,346	0.4%
	Goldman Sachs Group Inc.	6.450%	5/1/36	49,400	56,908	0.4%
	Goldman Sachs Group Inc.	6.750%	10/1/37	46,315	55,698	0.4%
	Goldman Sachs Group Inc.	4.800%–6.250%	2/15/33–7/8/44	80,387	93,386	0.6%
	HSBC Bank USA NA	5.875%	11/1/34	44,700	53,073	0.4%
	HSBC Bank USA NA	5.625%	8/15/35	23,725	27,193	0.2%
	HSBC Holdings plc	6.800%	6/1/38	86,849	110,497	0.8%
	HSBC Holdings plc	5.250%–7.625%	5/17/32–3/14/44	91,340	109,708	0.7%
	JPMorgan Chase & Co.	6.400%	5/15/38	90,000	113,770	0.8%
3	JPMorgan Chase & Co.	3.375%–5.625%	5/1/23–12/29/49	118,449	129,034	0.9%
	Morgan Stanley	7.250%	4/1/32	44,360	58,306	0.4%
	Morgan Stanley	3.950%–6.375%	7/23/25–1/27/45	124,346	131,184	0.9%
	Synchrony Financial	4.500%	7/23/25	110	111	0.0%
	Wachovia Corp.	5.500%–6.605%	10/1/25–8/1/35	24,905	28,292	0.2%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Wells Fargo & Co.	5.606%	1/15/44	152,733	170,730	1.2%
Wells Fargo & Co.	3.900%–5.375%	6/3/26–5/1/45	156,766	160,811	1.1%
Wells Fargo Bank NA	6.600%	1/15/38	500	662	0.0%
4 Banking—Other †				92,803	0.6%
4 Brokerage †				27,045	0.2%
Finance Companies
General Electric Capital Corp.	6.750%	3/15/32	126,620	168,048	1.1%
General Electric Capital Corp.	5.875%	1/14/38	125,585	153,693	1.1%
General Electric Capital Corp.	6.875%	1/10/39	62,215	85,505	0.6%
3 General Electric
Capital Corp.	6.150%–7.500%	8/21/35–12/29/49	16,025	18,596	0.1%
Insurance
Berkshire Hathaway Inc.	4.500%	2/11/43	44,557	45,201	0.3%
4 Nationwide Mutual Insurance Co.	9.375%	8/15/39	39,206	59,835	0.4%
4 New York Life Insurance Co.	5.875%	5/15/33	47,575	56,301	0.4%
UnitedHealth Group Inc.	5.800%	3/15/36	49,846	58,870	0.4%
UnitedHealth Group Inc.	3.750%–6.875%	7/15/25–7/15/45	88,612	98,756	0.7%
4 Insurance—Other †				426,796	3.0%
4 Real Estate Investment Trusts †				30,711	0.2%
				3,117,952	21.5%
Industrial
Basic Industry †				140,377	1.0%
Capital Goods
General Electric Co.	4.125%–4.500%	10/9/42–3/11/44	35,725	36,406	0.3%
United Technologies Corp.	6.125%	7/15/38	55,575	68,699	0.5%
United Technologies Corp.	4.500%–7.500%	9/15/29–6/1/42	75,585	86,321	0.6%
4 Capital Goods—Other †				367,507	2.5%
Communication
Comcast Corp.	6.950%	8/15/37	66,717	88,409	0.6%
Comcast Corp.	4.750%	3/1/44	66,270	69,149	0.5%
Comcast Corp.	4.200%–7.050%	1/15/33–8/15/45	182,124	209,150	1.4%
NBCUniversal Media LLC	4.450%–6.400%	4/30/40–1/15/43	55,810	59,888	0.4%
4 Communication—Other †				287,743	2.0%
Consumer Cyclical
Home Depot Inc.	4.875%	2/15/44	68,200	75,463	0.5%
Home Depot Inc.	4.200%–5.950%	12/16/36–4/1/46	106,300	120,949	0.8%
Wal-Mart Stores Inc.	6.200%	4/15/38	83,350	107,454	0.8%
Wal-Mart Stores Inc.	5.625%	4/15/41	74,432	90,750	0.6%
Wal-Mart Stores Inc.	7.550%	2/15/30	51,000	72,646	0.5%
Wal-Mart Stores Inc.	6.500%	8/15/37	42,625	56,263	0.4%
Wal-Mart Stores Inc.	4.000%–5.625%	9/1/35–4/22/44	92,289	100,661	0.7%
4 Consumer Cyclical—Other †				326,332	2.3%
Consumer Noncyclical
Anheuser-Busch InBev
Worldwide Inc.	8.200%	1/15/39	41,590	62,940	0.4%
AstraZeneca plc	6.450%	9/15/37	47,330	61,199	0.4%
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	54,345	69,325	0.5%
4 Medtronic Inc.	4.625%	3/15/45	93,690	96,076	0.7%
4 Medtronic Inc.	4.375%–6.500%	3/15/35–3/15/44	79,892	86,605	0.6%
Pfizer Inc.	7.200%	3/15/39	44,462	62,062	0.4%
Pfizer Inc.	4.300%	6/15/43	15,300	15,352	0.1%
Pharmacia Corp.	6.750%	12/15/27	2,800	3,629	0.0%
Wyeth LLC	5.950%	4/1/37	68,185	82,854	0.6%
Wyeth LLC	6.000%	2/15/36	1,600	1,969	0.0%
4 Consumer Noncyclical—Other †				1,129,802	7.8%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Energy
Burlington Resources Finance Co. 7.400%		12/1/31	23,500	31,615	0.2%
ConocoPhillips	6.500%	2/1/39	81,416	101,603	0.7%
ConocoPhillips	5.900%–7.000%	3/30/29–10/15/32	30,450	36,690	0.2%
ConocoPhillips Canada
Funding Co. I	5.950%	10/15/36	1,500	1,755	0.0%
ConocoPhillips Co.	4.300%	11/15/44	25,655	25,032	0.2%
Shell International Finance BV 6.375%		12/15/38	43,260	55,581	0.4%
Shell International
Finance BV	4.125%–5.500%	5/11/35–5/11/45	123,320	127,118	0.9%
Tosco Corp.	7.800%–8.125%	1/1/27–2/15/30	21,500	29,972	0.2%
TransCanada PipeLines Ltd.	7.625%	1/15/39	49,100	65,619	0.4%
Energy—Other †				214,303	1.5%
4 Other Industrial †				82,053	0.6%
Technology
Microsoft Corp.	3.750%	2/12/45	71,860	65,524	0.4%
Oracle Corp.	6.500%	4/15/38	40,833	51,966	0.4%
Oracle Corp.	3.900%–6.125%	7/8/34–5/15/55	145,719	151,043	1.0%
4 Technology—Other †				434,203	3.0%
Transportation
Burlington Northern
Santa Fe LLC	5.750%–6.875%	12/1/27–5/1/40	20,388	24,122	0.2%
4 Transportation—Other †				105,235	0.7%
				5,639,414	38.9%
Utilities
Electric
Alabama Power Co.	3.750%–6.000%	3/1/39–3/1/45	69,143	75,357	0.5%
Berkshire Hathaway
Energy Co.	4.500%–6.125%	4/1/36–2/1/45	48,127	52,656	0.4%
Duke Energy Carolinas LLC	6.100%	6/1/37	52,400	65,846	0.5%
Duke Energy Carolinas LLC	4.000%–6.450%	10/15/32–9/30/42	73,982	77,455	0.5%
Duke Energy Florida Inc.	3.850%–6.750%	2/1/28–11/15/42	17,160	20,555	0.2%
Duke Energy Indiana Inc.	4.200%–6.450%	10/15/35–7/15/43	51,333	57,684	0.4%
Duke Energy Progress Inc.	4.100%–5.700%	4/1/35–3/30/44	19,050	19,056	0.1%
Georgia Power Co.	4.300%–5.950%	2/1/39–3/15/42	68,589	75,491	0.5%
MidAmerican Energy Co.	4.800%–5.800%	10/15/36–9/15/43	29,800	32,957	0.2%
Mississippi Power Co.	4.250%	3/15/42	2,000	1,814	0.0%
Nevada Power Co.	5.375%–6.650%	4/1/36–5/15/41	47,680	55,820	0.4%
Pacific Gas & Electric Co.	6.050%	3/1/34	46,041	56,216	0.4%
Pacific Gas & Electric Co.	4.500%–6.350%	3/1/37–2/15/44	90,952	107,105	0.7%
PacifiCorp	4.100%–6.350%	6/15/35–2/1/42	101,082	121,432	0.8%
Virginia Electric & Power Co.	6.000%	5/15/37	57,330	71,685	0.5%
4 Electric—Other †				1,024,107	7.1%
Natural Gas †				7,939	0.1%
				1,923,175	13.3%
Total Corporate Bonds (Cost $9,834,000)				10,680,541	73.7%
[4]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $231,265) †				240,825	1.7%
Taxable Municipal Bonds
American Municipal Power
Ohio Inc. Revenue (Prairie State
Energy Campus Project)	6.270%	2/15/50	53,500	64,361	0.4%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Bay Area Toll Authority
California Toll Bridge Revenue
(San Francisco Bay Area)	6.918%	4/1/40	44,640	59,266	0.4%
California GO	7.300%	10/1/39	109,045	154,230	1.0%
California GO	7.600%	11/1/40	74,320	111,715	0.8%
California GO	7.550%	4/1/39	55,350	81,679	0.5%
California GO	7.350%–7.625%	4/1/34–3/1/40	60,335	87,391	0.6%
Illinois GO	5.100%	6/1/33	193,305	183,574	1.3%
Los Angeles CA Unified
School District GO	6.758%	7/1/34	64,235	85,084	0.6%
5 New Jersey Economic
Development Authority Revenue
(State Pension Funding)	7.425%	2/15/29	50,002	57,139	0.4%
New Jersey Turnpike Authority
Revenue	7.102%	1/1/41	62,755	84,909	0.6%
New Jersey Turnpike Authority
Revenue	7.414%	1/1/40	52,934	73,941	0.5%
New York Metropolitan
Transportation Authority Revenue
(Dedicated Tax Fund)	7.336%	11/15/39	66,105	96,327	0.7%
Port Authority of New York
& New Jersey Revenue	4.458%–6.040%	12/1/29–10/1/62	132,285	146,568	1.0%
1 President & Fellows of
Harvard College
Massachusetts GO	6.300%	10/1/37	52,593	54,565	0.4%
Taxable Municipal Bonds—Other †				880,867	6.1%
Total Taxable Municipal Bonds (Cost $1,949,597)				2,221,616	15.3%

			Shares
Temporary Cash Investments
Money Market Fund
6 Vanguard Market Liquidity Fund	0.152%		142,204,326	142,204	1.0%

			Face
			Amount
			($000)
Repurchase Agreements
Bank of America Securities, LLC
(Dated 7/31/15, Repurchase
Value $51,401,000, collateralized
by Government National
Mortgage Assn. 3.500%,
7/20/45, with a value of
$52,548,000)	0.150%	8/3/15	51,400	51,400	0.4%
Bank of Montreal (Dated 7/31/15,
Repurchase Value $55,501,000,
collateralized by U.S. Treasury
Note/Bond 0.875%–3.000%,
9/30/16–12/31/20, with a value
of $56,610,000)	0.130%	8/3/15	55,500	55,500	0.4%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Bank of Montreal
(Dated 7/31/15, Repurchase
Value $50,001,000, collateralized
by Federal National Mortgage
Assn. 4.000%, 8/1/44, Federal
Home Loan Mortgage Corp.
3.500%–5.500%, 4/1/34–5/1/45,
and Government National
Mortgage Assn. 5.500%, 9/15/29,
with a value of $51,000,000)	0.150%	8/3/15	50,000	50,000	0.3%
Barclays Capital Inc.
(Dated 7/31/15, Repurchase
Value $173,602,000, collateralized
by U.S. Treasury Note/Bond
2.750%, 2/15/24, with a value
of $177,072,000)	0.130%	8/3/15	173,600	173,600	1.2%
Citigroup Global Markets Inc.
(Dated 7/31/15, Repurchase
Value $137,402,000, collateralized
by U.S. Treasury Note/Bond
0.875%–2.250%, 7/15/18–4/30/21,
with a value of $140,148,000)	0.140%	8/3/15	137,400	137,400	0.9%
RBC Capital Markets LLC
(Dated 7/31/15, Repurchase
Value $116,201,000, collateralized
by Federal National Mortgage
Assn. 1.354%–6.000%,
5/1/26–6/1/45, Federal Home
Loan Mortgage Corp.
2.191%–4.500%, 6/1/25–5/1/45,
and Government National
Mortgage Assn. 1.625%–4.571%,
8/20/40–3/20/65, with a value of
$118,524,000)	0.140%	8/3/15	116,200	116,200	0.8%
				584,100	4.0%
Total Temporary Cash Investments (Cost $726,304)				726,304	5.0%
Total Investments (Cost $13,206,843)				14,354,952	99.0%

		Expiration
		Date	Contracts
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.00		8/21/15	24	(21)	0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.50		8/21/15	24	(15)	0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $128.00		8/21/15	43	(17)	0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $128.50		8/21/15	6	(2)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.00		8/21/15	24	(2)	0.0%

Long-Term Investment-Grade Fund

			Market	Percentage
	Expiration		Value•	of Net
	Date	Contracts	($000)	Assets
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.50	8/21/15	33	(3)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $126.00	8/21/15	24	(4)	0.0%
Total Liability for Options Written (Premiums received $61)			(64)	0.0%
Other Assets and Liabilities
Other Assets[7]			224,411	1.5%
Other Liabilities			(80,249)	(0.5%)
			144,162	1.0%
Net Assets			14,499,050	100.0%

At July 31, 2015, net assets consisted of:
				Amount
				($000)
Paid-in Capital				13,216,901
Undistributed Net Investment Income				8
Accumulated Net Realized Gains				110,620
Unrealized Appreciation (Depreciation)
Investment Securities				1,148,109
Futures Contracts				15,275
Options on Futures Contracts				(3)
Swap Contracts				8,008
Forward Currency Contracts				127
Foreign Currencies				5
Net Assets				14,499,050

Investor Shares—Net Assets
Applicable to 416,714,508 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				4,242,864
Net Asset Value Per Share—Investor Shares				$10.18

Long-Term Investment-Grade Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 1,007,317,465 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	10,256,186
Net Asset Value Per Share—Admiral Shares	$10.18

  See Note A in Notes to Financial Statements.
  Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
  Securities with a value of $5,179,000 have been segregated as initial margin for open futures contracts.
  Securities with a value of $26,632,000 have been segregated as initial margin for open cleared swap contracts.
  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
  Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2015, the aggregate value of these securities was $950,205,000, representing 6.6% of net assets.
  Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
  Cash of $11,849,000 has been segregated as initial margin for open futures contracts. GO—General Obligation Bond.
  See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Operations

Six Months Ended
July 31, 2015
($000)
Investment Income
Income
Interest[1]	337,203
Total Income	337,203
Expenses
Investment Advisory Fees—Note B	2,066
The Vanguard Group—Note C
Management and Administrative—Investor Shares	3,547
Management and Administrative—Admiral Shares	3,529
Marketing and Distribution—Investor Shares	345
Marketing and Distribution—Admiral Shares	867
Custodian Fees	68
Shareholders’ Reports—Investor Shares	26
Shareholders’ Reports—Admiral Shares	12
Trustees’ Fees and Expenses	12
Total Expenses	10,472
Net Investment Income	326,731
Realized Net Gain (Loss)
Investment Securities Sold	185,243
Futures Contracts	(18,941)
Options on Futures Contracts	122
Swap Contracts	9,858
Foreign Currencies and Forward Currency Contracts	87
Realized Net Gain (Loss)	176,369
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,787,261)
Futures Contracts	(28,927)
Options on Futures Contracts	191
Swap Contracts	(1,961)
Foreign Currencies and Forward Currency Contracts	114
Change in Unrealized Appreciation (Depreciation)	(1,817,844)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,314,744)
1 Interest income from an affiliated company of the fund was $125,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2015	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	326,731	669,729
Realized Net Gain (Loss)	176,369	309,736
Change in Unrealized Appreciation (Depreciation)	(1,817,844)	1,880,477
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,314,744)	2,859,942
Distributions
Net Investment Income
Investor Shares	(93,511)	(191,346)
Admiral Shares	(243,979)	(498,282)
Realized Capital Gain[1]
Investor Shares	(28,717)	(63,485)
Admiral Shares	(73,631)	(162,325)
Total Distributions	(439,838)	(915,438)
Capital Share Transactions
Investor Shares	17,262	56,137
Admiral Shares	(820,032)	917,905
Net Increase (Decrease) from Capital Share Transactions	(802,770)	974,042
Total Increase (Decrease)	(2,557,352)	2,918,546
Net Assets
Beginning of Period	17,056,402	14,137,856
End of Period[2]	14,499,050	17,056,402

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $21,484,000 and $69,071,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $8,000 and ($41,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.34	$10.02	$10.65	$10.50	$9.15	$9.04
Investment Operations
Net Investment Income	. 214.453		.469	.491	.515	.516
Net Realized and Unrealized Gain (Loss)
on Investments	(1.083)	1.487	(.525)	.274	1.439	.117
Total from Investment Operations	(.869)	1.940	(.056)	.765	1.954	.633
Distributions
Dividends from Net Investment Income	(. 222)	(. 466)	(. 481)	(. 499)	(. 521)	(. 523)
Distributions from Realized Capital Gains	(. 069)	(.154)	(. 093)	(.116)	(. 083)	—
Total Distributions	(. 291)	(. 620)	(. 574)	(. 615)	(. 604)	(. 523)
Net Asset Value, End of Period	$10.18	$11.34	$10.02	$10.65	$10.50	$9.15

Total Return[1]	-7.73%	19.98%	-0.41%	7.39%	21.97%	7.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,243	$4,714	$4,112	$4,429	$4,340	$3,770
Ratio of Total Expenses to
Average Net Assets	0.21%	0.22%	0.22%	0.22%	0.22%	0.24%
Ratio of Net Investment Income to
Average Net Assets	4.13%	4.30%	4.64%	4.57%	5.25%	5.53%
Portfolio Turnover Rate	32%	21%	26%	21%	29%	19%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.34	$10.02	$10.65	$10.50	$9.15	$9.04
Investment Operations
Net Investment Income	. 220.463		.480	.502	.525	.528
Net Realized and Unrealized Gain (Loss)
on Investments	(1.083)	1.487	(.525)	.274	1.439	.117
Total from Investment Operations	(.863)	1.950	(.045)	.776	1.964	.645
Distributions
Dividends from Net Investment Income	(. 228)	(. 476)	(. 492)	(. 510)	(. 531)	(. 535)
Distributions from Realized Capital Gains	(. 069)	(.154)	(. 093)	(.116)	(. 083)	—
Total Distributions	(. 297)	(. 630)	(. 585)	(. 626)	(. 614)	(. 535)
Net Asset Value, End of Period	$10.18	$11.34	$10.02	$10.65	$10.50	$9.15

Total Return[1]	-7.69%	20.10%	-0.31%	7.49%	22.09%	7.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,256	$12,342	$10,026	$9,112	$7,113	$5,340
Ratio of Total Expenses to
Average Net Assets	0.11%	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	4.23%	4.40%	4.74%	4.67%	5.35%	5.65%
Portfolio Turnover Rate	32%	21%	26%	21%	29%	19%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Long-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing

Long-Term Investment-Grade Fund

options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2015, the fund’s average investments in long and short futures contracts represented 5% and less than 1% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2015, the fund’s average value of options purchased and options written each represented less than 1% of net assets based on the average market values at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral

Long-Term Investment-Grade Fund

received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended July 31, 2015, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may

Long-Term Investment-Grade Fund

default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the six months ended July 31, 2015, the fund’s average amounts of credit protection sold and credit protection purchased represented 13% and less than 1% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of interest rate swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2012–2015), and for the period ended July 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Long-Term Investment-Grade Fund

8. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

9. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2015, or at any time during the period then ended.

10. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $801,000 for the six months ended July 31, 2015.

For the six months ended July 31, 2015, the aggregate investment advisory fee represented an effective annual basic rate of 0.03% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At July 31, 2015, the fund had contributed capital of $1,331,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.53% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Long-Term Investment-Grade Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	485,666	—
Corporate Bonds	—	10,680,541	—
Sovereign Bonds	—	240,825	—
Taxable Municipal Bonds	—	2,221,616	—
Temporary Cash Investments	142,204	584,100	—
Futures Contracts—Assets[1]	3,693	—	—
Futures Contracts—Liabilities[1]	(165)	—	—
Forward Currency Contracts—Assets	—	130	—
Forward Currency Contracts—Liabilities	—	(3)	—
Swap Contracts—Assets	2,684[1]	14,887	—
Swap Contracts—Liabilities	(2,143)[1]	(332)	—
Liability for Options Written	(64)	—	—
Total	146,209	14,227,430	—
1 Represents variation margin on the last day of the reporting period.

E. At July 31, 2015, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Other Assets	3,770	130	17,494	21,394
Liability for Options Written	(64)	—	—	(64)
Other Liabilities	(260)	(3)	(2,380)	(2,643)

Long-Term Investment-Grade Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended July 31, 2015, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(18,941)	—	—	(18,941)
Options on Futures Contracts	122	—	—	122
Swap Contracts	(92)	—	9,950	9,858
Forward Currency Contracts	—	79	—	79
Realized Net Gain (Loss) on Derivatives	(18,911)	79	9,950	(8,882)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(28,927)	—	—	(28,927)
Options on Futures Contracts	191	—	—	191
Swap Contracts	751	—	(2,712)	(1,961)
Forward Currency Contracts	—	85	—	85
Change in Unrealized Appreciation
(Depreciation) on Derivatives	(27,985)	85	(2,712)	(30,612)

At July 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
30-Year U.S. Treasury Bond	September 2015	2,071	322,947	9,117
Ultra Long U.S. Treasury Bond	September 2015	1,844	294,176	4,581
10-Year U.S. Treasury Note	September 2015	1,502	191,411	1,673
5-Year U.S. Treasury Note	September 2015	259	31,040	87
2-Year U.S. Treasury Note	September 2015	(23)	(5,038)	(3)
Euro-Buxl	September 2015	(18)	(3,084)	(146)
Euro-Bund	September 2015	(12)	(2,035)	(34)
				15,275

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Long-Term Investment-Grade Fund

At July 31, 2015, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

							Unrealized
			Contract		Contract Amount (000)		Appreciation
	Settlement						(Depreciation)
Counterparty		Date		Receive		Deliver	($000)
Morgan Stanley Capital Services LLC		8/4/15	EUR	3,430	USD	3,766	1
Bank of America N.A.		8/4/15	GBP	115	USD	179	—
Deutsche Bank AG		8/4/15	EUR	36	USD	39	—
Morgan Stanley Capital Services LLC		9/2/15	USD	5,295	EUR	4,821	(1)
BNP Paribas		8/4/15	USD	3,820	EUR	3,363	127
Morgan Stanley Capital Services LLC		8/4/15	USD	182	GBP	115	2
Bank of America N.A.		9/2/15	USD	179	GBP	115	(1)
Goldman Sachs Bank USA		8/4/15	USD	112	EUR	103	(1)
							127
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

At July 31, 2015, the fund had the following open swap contracts:
Centrally Cleared Credit Default Swaps
					Remaining
					Up-Front	Periodic
					Premium	Premium	Unrealized
				Notional	Received	Received	Appreciation
	Termination			Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]		($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
CDX-IG-24-V1/Aa3[2]	6/20/20		CME	969,300	(15,766)	1.000	(4,580)
CDX-IG-24-V1/A2[2]	6/20/20		ICE	401,700	(7,421)	1.000	(1,866)
				1,371,000			(6,446)

1 CME—Chicago Mercantile Exchange. ICE—Intercontinental Exchange.

2 Investment Grade Corporate Credit Default Swap Index—Version 24.

Long-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
CDX-IGS-14-V1-10Y/Baa3[2]	6/20/20	BOANA	100,000	90	1.000	1,452
CDX-IGS-16-V1-10Y/Baa3[3]	6/20/21	GSI	200,000	2,635	1.000	4,475
CDX-IGS-19-V1-10Y/Baa3[4]	12/20/22	BOANA	25,000	638	1.000	699
CDX-IGS-19-V1-10Y/Baa3[4]	12/20/22	BOANA	300,000	7,480	1.000	8,221
Federation of Malaysia/A3	9/20/20	GSCM	8,000	103	1.000	(95)
Peoples Republic of China/Aa3	9/20/20	GSCM	8,000	(35)	1.000	(39)
Republic of Chile/Aa3	9/20/20	BNPSW	13,000	(116)	1.000	(144)
Republic of Peru/A3	9/20/20	BNPSW	4,000	77	1.000	(16)
Republic of Turkey/Baa3	3/20/20	BOANA	500	23	1.000	(3)
Republic of Turkey/Baa3	6/20/20	BNPSW	1,584	74	1.000	(17)
Republic of Turkey/Baa3	12/20/16	BNPSW	2,000	4	1.000	(3)
Russian Federation/Ba1	6/20/17	GSCM	400	19	1.000	7
Russian Federation/Ba1	6/20/17	GSCM	200	10	1.000	4
United Mexican States/A3	9/20/20	DBAG	1,750	25	1.000	(15)
			664,434			14,526

Credit Protection Purchased
People’s Republic of China	9/20/20	MSCS	3,000	6	(1.000)	3
People’s Republic of China	9/20/20	MSCS	4,000	9	(1.000)	6
Republic of Colombia	9/20/20	GSCM	2,000	(68)	(1.000)	6
Russian Federation	6/20/20	GSCM	290	(26)	(1.000)	2
Russian Federation	9/20/20	BARC	1,000	(94)	(1.000)	8
Russian Federation	9/20/20	BOANA	600	(57)	(1.000)	4
			10,890			29
						14,555

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 BARC—Barclays Bank plc. BOANA—Bank of America, N.A.

DBAG—Deutsche Bank AG. GSCM—Goldman Sachs Bank USA. GSI—Goldman Sachs International. MSCS—Morgan Stanley Capital Services LLC.

2 Investment Grade Corporate Credit Default Swap Index—Version 14. 3 Investment Grade Corporate Credit Default Swap Index—Version 16. 4 Investment Grade Corporate Credit Default Swap Index—Version 19.

Long-Term Investment-Grade Fund

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Clearinghouse[1]	($000)	(%)	(%)	($000)
9/16/35	CME	11,051	3.000	(0.000)[2]	266
9/16/45	CME	13,410	(3.000)	0.000[2]	(367)
					(101)
1 CME—Chicago Mercantile Exchange.
2 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

At July 31, 2015, counterparties had deposited in segregated accounts securities with a value of $5,526,000 in connection with open swap contracts and forward currency contracts.

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2015, the fund realized net foreign currency gains of $93,000 (including gains and losses on forward currency contracts and the foreign currency component on sales of foreign currency denominated bonds), which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $10,716,000 on swap contracts have been reclassified from accumulated net realized gains to overdistributed net investment income.

At July 31, 2015, the cost of investment securities for tax purposes was $13,217,124,000. Net unrealized appreciation of investment securities for tax purposes was $1,137,828,000, consisting of unrealized gains of $1,284,725,000 on securities that had risen in value since their purchase and $146,897,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended July 31, 2015, the fund purchased $2,112,977,000 of investment securities and sold $3,102,309,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $302,037,000 and $264,971,000, respectively. Total purchases and sales include $0 and $816,408,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Long-Term Investment-Grade Fund

The following table summarizes the fund’s options written during the six months ended July 31, 2015.

				Premiums
		Number of		Received
Options Written			Contracts	($000)
Balance at January 31, 2015			422	158
Options written			1,208	436
Options expired			(680)	(249)
Options closed			(772)	(284)
Options exercised			—	—
Balance at July 31, 2015			178	61

H. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		July 31, 2015	January 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	262,721	24,954	579,785	55,104
Issued in Lieu of Cash Distributions	117,651	11,127	245,252	23,188
Redeemed	(363,110)	(35,075)	(768,900)	(72,847)
Net Increase (Decrease)—Investor Shares	17,262	1,006	56,137	5,445
Admiral Shares
Issued	703,446	66,860	2,361,853	225,018
Issued in Lieu of Cash Distributions	248,094	23,451	524,052	49,529
Redeemed	(1,771,572)	(171,407)	(1,968,000)	(186,569)
Net Increase (Decrease)—Admiral Shares	(820,032)	(81,096)	917,905	87,978

I. Management has determined that no material events or transactions occurred subsequent to July 31, 2015, that would require recognition or disclosure in these financial statements.

High-Yield Corporate Fund

Fund Profile
As of July 31, 2015

Share-Class Characteristics

	Investor		Admiral
		Shares	Shares
Ticker Symbol	VWEHX		VWEAX
Expense Ratio[1]		0.23%	0.13%
30-Day SEC Yield		5.23%	5.33%

Financial Attributes
		High-Yield	Barclays
		Corporate	Corporate
		Composite	High Yield
	Fund	Index	Index
Number of Bonds	398	1,898	2,220
Yield to Maturity
(before expenses)	5.6%	5.9%	7.2%
Average Coupon	5.9%	6.2%	6.8%
Average Duration	4.3 years	4.3 years	4.3 years
Average Effective
Maturity	5.3 years	5.3 years	5.3 years
Short-Term
Reserves	2.7%	—	—

Sector Diversification (% of portfolio)
Basic Industry			6.2%
Capital Goods			6.4
Communication			25.7
Consumer Cyclical			6.8
Consumer Non-Cyclical			13.8
Energy			10.0
Finance			13.5
Technology			9.5
Transportation			1.3
Treasury / Agency			2.3
Utilities			4.5

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	High-Yield	Barclays
	Corporate	Corporate
	Composite	High Yield
	Index	Index
R-Squared	0.96	0.92
Beta	1.00	0.91

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	4.5%
1 - 5 Years	25.8
5 - 10 Years	64.1
10 - 20 Years	3.9
20 - 30 Years	1.1
Over 30 Years	0.6

Distribution by Credit Quality (% of portfolio)

U.S. Government	1.9%
Aaa	0.8
Baa	4.1
Ba	45.6
B	40.7
Caa	6.4
C	0.4
Not Rated	0.1

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated May 27, 2015, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2015, the annualized expense ratios were 0.22% for Investor Shares and 0.12% for Admiral Shares.

High-Yield Corporate Fund

Investment Focus

High-Yield Corporate Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2005, Through July 31, 2015
				High-Yield
				Corporate
				Composite
			Investor Shares	Index[1]
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2006	7.02%	-3.13%	3.89%	—
2007	7.41	0.48	7.89	8.64%
2008	7.13	-6.43	0.70	1.95
2009	6.83	-23.02	-16.19	-14.77
2010	10.36	22.32	32.68	34.94
2011	8.23	5.47	13.70	14.22
2012	7.35	0.69	8.04	6.68
2013	6.76	5.15	11.91	12.38
2014	5.84	-1.31	4.53	5.60
2015	5.55	-0.99	4.56	3.57
2016	2.70	-1.20	1.50	1.37
Note: For 2016, performance data reflect the six months ended July 31, 2015.

Average Annual Total Returns: Periods Ended June 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/27/1978	1.45%	8.16%	7.15%	-0.58%	6.57%
Admiral Shares	11/12/2001	1.55	8.27	7.27	-0.58	6.69

1 Benchmark history is unavailable prior to May 31, 2005.
See Financial Highlights for dividend and capital gains information.

High-Yield Corporate Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary

As of July 31, 2015

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond 0.375%		5/31/16	170,920	171,053	1.0%
	United States Treasury Note/Bond	0.875%	11/30/16	169,570	170,471	0.9%
Total U.S. Government and Agency Obligations (Cost $341,289)					341,524	1.9%
Asset-Backed/Commercial Mortgage-Backed Securities (Cost $55,572) †					55,914	0.3%
Corporate Bonds
Finance
	Banking
[1,2]	Credit Suisse Group AG	6.250%	12/29/49	96,200	94,036	0.5%
	Royal Bank of Scotland Group plc	6.125%	12/15/22	113,600	122,562	0.7%
2	Banking—Other †				270,053	1.5%
	Finance Companies
2	AerCap Ireland Capital Ltd. /
	AerCap Global
	Aviation Trust	3.750%–5.000%	5/15/19–7/1/22	147,390	149,917	0.8%
2	CIT Group Inc.	6.625%	4/1/18	120,655	130,006	0.7%
	CIT Group Inc.	5.250%	3/15/18	102,005	106,085	0.6%
	CIT Group Inc.	5.375%	5/15/20	98,370	104,149	0.6%
	CIT Group Inc.	5.000%	8/15/22	96,680	98,251	0.5%
2	CIT Group Inc.	3.875%–5.500%	2/15/19–2/19/19	112,210	116,910	0.6%
	Homer City Generation LP	8.734%	10/1/26	121,041	122,856	0.7%
	International Lease
	Finance Corp.	3.875%–8.750%	3/15/17–8/15/22	288,307	317,487	1.8%
	Navient Corp.	5.500%–8.450%	6/15/18–1/25/23	225,825	226,643	1.3%
	Finance Companies—Other †				55,586	0.3%
	Insurance
1	Voya Financial Inc.	5.650%	5/15/53	87,753	89,618	0.5%
2	Insurance—Other †				139,793	0.8%

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Other Finance
2	Argos Merger Sub Inc.	7.125%	3/15/23	87,535	92,459	0.5%
	Other Finance—Other †				27,277	0.1%
2	Real Estate Investment Trusts †				56,049	0.3%
					2,319,737	12.8%
Industrial
	Basic Industry
2	FMG Resources August
	2006 Pty Ltd.	6.875%	4/1/22	161,760	93,416	0.5%
	Hexion US Finance Corp.	6.625%	4/15/20	123,010	112,708	0.6%
[2,3]	VWR Funding Inc.	4.625%	4/15/22	112,916	119,874	0.7%
[2,5]	Basic Industry—Other †				742,933	4.1%
	Capital Goods
	Case New Holland Inc.	7.875%	12/1/17	91,500	100,536	0.5%
2	Cemex SAB de CV	6.125%	5/5/25	108,600	108,166	0.6%
2	CNH Industrial Capital LLC	3.375%–6.250%	11/1/16–7/15/19	103,273	105,502	0.6%
2	Capital Goods—Other †				777,762	4.3%
	Communication
2	CCO Holdings LLC / CCO
	Holdings Capital Corp.	5.125%	5/1/23	97,010	96,603	0.5%
2	CCO Holdings LLC / CCO
	Holdings Capital Corp.	5.125%–7.000%	1/15/19–5/1/27	207,492	208,193	1.1%
2	CCO Safari II LLC	4.908%–6.484%	7/23/25–10/23/45	106,165	107,735	0.6%
	CSC Holdings LLC	7.625%	7/15/18	79,045	86,949	0.5%
	DISH DBS Corp.	6.750%	6/1/21	153,840	162,301	0.9%
	DISH DBS Corp.	5.875%	7/15/22	94,575	94,102	0.5%
	DISH DBS Corp.	5.000%–7.875%	9/1/19–11/15/24	34,865	35,013	0.2%
	Hughes Satellite
	Systems Corp.	6.500%	6/15/19	81,968	89,755	0.5%
	Intelsat Jackson Holdings
	SA	7.250%	10/15/20	164,947	164,122	0.9%
	Intelsat Jackson Holdings
	SA	5.500%–7.500%	4/1/19–8/1/23	200,580	194,036	1.1%
	Level 3 Escrow II Inc.	5.375%	8/15/22	75,480	76,235	0.4%
2	Level 3 Financing Inc.	5.125%–6.125%	1/15/21–5/1/25	103,775	102,551	0.6%
[4,5]	Level 3 Financing, Inc.
	Bank Loan	4.000%	1/15/20	40,855	40,944	0.2%
	Liberty Interactive LLC	8.250%	2/1/30	115,253	121,592	0.7%
	MetroPCS Wireless Inc.	6.625%	11/15/20	75,800	78,832	0.4%
2	Nielsen Finance LLC /
	Nielsen Finance Co.	5.000%	4/15/22	128,155	126,873	0.7%
2	Softbank Corp.	4.500%	4/15/20	159,095	159,493	0.9%
	Sprint Corp.	7.250%	9/15/21	95,745	91,676	0.5%
	Sprint Corp.	7.125%–7.875%	9/15/23–6/15/24	93,375	88,372	0.5%
2	Sprint Nextel Corp.	7.000%	3/1/20	135,830	144,659	0.8%
2	Sprint Nextel Corp.	9.000%	11/15/18	92,545	103,650	0.6%
	T-Mobile USA Inc.	5.250%–6.836%	9/1/18–1/15/24	196,463	206,376	1.1%
2	Univision
	Communications Inc.	5.125%	2/15/25	126,080	126,395	0.7%
	Videotron Ltd.	5.000%	7/15/22	85,064	86,340	0.5%
2	Zayo Group LLC / Zayo Capital Inc. 6.000%		4/1/23	104,300	104,039	0.6%
[2,5]	Communication—Other †				1,519,163	8.4%
[2,5]	Consumer Cyclical †				1,164,881	6.4%
	Consumer Noncyclical
2	Capsugel SA	7.000%	5/15/19	46,650	47,350	0.3%

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	CHS/Community Health
	Systems Inc.	6.875%	2/1/22	149,325	159,778	0.9%
	CHS/Community Health
	Systems Inc.	5.125%–7.125%	7/15/20–8/1/21	48,900	51,701	0.3%
2	Envision Healthcare Corp.	5.125%	7/1/22	86,215	87,724	0.5%
	HCA Holdings Inc.	6.250%	2/15/21	27,980	30,638	0.2%
	HCA Inc.	6.500%	2/15/20	127,050	142,137	0.8%
	HCA Inc.	4.750%–7.690%	3/15/22–6/15/25	211,790	222,591	1.2%
2	IMS Health Inc.	6.000%	11/1/20	93,781	96,829	0.5%
	Party City Holdings Inc.	8.875%	8/1/20	105,297	113,194	0.6%
	Tenet Healthcare Corp.	4.375%	10/1/21	106,480	106,879	0.6%
2	Tenet Healthcare Corp.	4.500%–8.125%	11/1/18–4/1/22	212,502	223,833	1.2%
2	THC Escrow Corp. II	6.750%	6/15/23	11,570	12,091	0.1%
2	VRX Escrow Corp.	6.125%	4/15/25	197,580	206,965	1.1%
[2,5]	Consumer Noncyclical—Other †				867,044	4.8%
[2,5]	Energy †				1,720,989	9.5%
	Technology
2	Audatex North America Inc.	6.125%	11/1/23	97,715	95,883	0.5%
	CDW LLC / CDW Finance Corp.	6.000%	8/15/22	118,945	124,297	0.7%
2	First Data Corp.	8.250%	1/15/21	113,800	120,486	0.7%
2	First Data Corp.	6.750%–12.625%	6/15/19–8/15/21	157,550	173,622	1.0%
[4,5]	First Data Corp. Bank Loan	3.687%–3.937%	3/23/18-7/8/22	95,763	95,483	0.5%
[4,5]	Freescale Semiconductor Inc.
	Bank Loan	4.250%	3/1/20	99,470	99,688	0.5%
2	Infor US Inc.	6.500%	5/15/22	106,715	108,849	0.6%
	SunGard Data Systems Inc.	6.625%	11/1/19	108,115	111,899	0.6%
2	Technology—Other †				694,673	3.9%
	Transportation
	Hertz Corp.	4.250%–7.375%	4/1/18–1/15/21	175,695	182,319	1.0%
2	Transportation—Other †				45,411	0.2%
					13,684,130	75.5%
Utilities
	Electric
	AES Corp.	5.500%	3/15/24	119,951	117,552	0.7%
	AES Corp.	4.875%–8.000%	6/1/20–5/15/23	44,980	46,933	0.3%
	Calpine Corp.	5.750%	1/15/25	119,130	116,450	0.6%
	DPL Inc.	7.250%	10/15/21	55,170	59,170	0.3%
	GenOn Energy Inc.	7.875%–9.875%	6/15/17–10/15/20	98,455	99,144	0.6%
	NRG Energy Inc.	6.250%–7.875%	5/15/21–5/1/24	115,000	114,770	0.6%
2	Electric—Other †				221,898	1.2%
					775,917	4.3%
Total Corporate Bonds (Cost $16,786,164)					16,779,784	92.6%

				Shares
Preferred Stocks
	GMAC Capital Trust I Pfd.	8.125%		4,743,200	124,509	0.7%
	Hartford Financial Services
	Group Inc. Pfd.	7.875%		2,944,300	91,921	0.5%
	Preferred Stocks—Other †				7,014	0.0%
Total Preferred Stocks (Cost $204,781)					223,444	1.2%
Other † (Cost $27,348)					327	0.0%

High-Yield Corporate Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Temporary Cash Investments
Repurchase Agreements
Bank of America Securities, LLC
(Dated 7/31/15, Repurchase Value
$189,802,000, collateralized by
Federal Home Loan Mortgage Corp.
4.000%, 4/1/45, and Federal
National Mortgage Assn.
3.500%–4.500%, 7/1/41–1/1/45,
with a value of $193,596,000)	0.150%	8/3/15	189,800	189,800	1.0%
Bank of Montreal
(Dated 7/31/15, Repurchase Value
$4,100,000, collateralized by
U.S. Treasury Note/Bond
1.500%–5.000%, 9/30/16–5/15/45,
with a value of $4,182,000)	0.130%	8/3/15	4,100	4,100	0.0%
Bank of Montreal
(Dated 7/31/15, Repurchase Value
$34,500,000, collateralized by
Federal Home Loan
Mortgage Corp. 4.000%–5.319%,
8/1/38–8/1/44, Federal National
Mortgage Assn. 2.000%–6.000%,
11/1/19–2/1/45, Government
National Mortgage Assn. 4.000%,
10/20/43, and U.S. Treasury
Note/Bond 0.375%, 11/15/15,
with a value of $35,190,000)	0.150%	8/3/15	34,500	34,500	0.2%
RBC Capital Markets LLC
(Dated 7/31/15, Repurchase Value
$29,900,000, collateralized by
Federal Home Loan Mortgage Corp.
2.229%–4.500%, 10/1/29–6/1/45,
Federal National Mortgage Assn.
2.277%–4.000%, 4/1/27–6/1/45,
and Government National
Mortgage Assn. 2.573%–4.500%,
10/20/43–6/20/65, with a value of
$30,498,000)	0.140%	8/3/15	29,900	29,900	0.2%
TD Securities (USA) LLC
(Dated 7/31/15, Repurchase Value
$30,700,000, collateralized by
Federal National Mortgage Assn.
3.000%, 10/1/29, with a value of
$31,314,000)	0.150%	8/3/15	30,700	30,700	0.2%
				289,000	1.6%
U.S. Government and Agency Obligations
United States Treasury Bill	0.015%	9/10/15	150,000	149,994	0.8%
U.S. Government and
Agency Obligations—Other †				44,989	0.3%
				194,983	1.1%
Total Temporary Cash Investments (Cost $483,990)				483,983	2.7%
Total Investments (Cost $17,899,144)				17,884,976	98.7%

High-Yield Corporate Fund

	Market	Percentage
	Value•	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets	313,301	1.7%
Liabilities	(84,108)	(0.4%)
	229,193	1.3%
Net Assets	18,114,169	100.0%

At July 31, 2015, net assets consisted of:
		Amount
		($000)
Paid-in Capital		18,043,258
Overdistributed Net Investment Income		(21,661)
Accumulated Net Realized Gains		104,315
Unrealized Appreciation (Depreciation)
Investment Securities		(14,168)
Forward Currency Contracts		2,572
Foreign Currencies		(147)
Net Assets		18,114,169

Investor Shares—Net Assets
Applicable to 691,263,170 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		4,080,455
Net Asset Value Per Share—Investor Shares		$5.90

Admiral Shares—Net Assets
Applicable to 2,377,426,487 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		14,033,714
Net Asset Value Per Share—Admiral Shares		$5.90

  See Note A in Notes to Financial Statements.
  Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
  Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2015, the aggregate value of these securities was $6,097,132,000, representing 33.7% of net assets.
  Face amount denominated in euro.
  Adjustable-rate security.
  Certain of the fund’s securities are senior, secured, high-yield floating-rate loans. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At July 31, 2015, the aggregate value of these securities was $685,902,000, representing 3.8% of net assets.
  See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Operations

Six Months Ended
July 31, 2015
($000)
Investment Income
Income
Dividends	7,999
Interest	492,761
Total Income	500,760
Expenses
Investment Advisory Fees—Note B	2,773
The Vanguard Group—Note C
Management and Administrative—Investor Shares	3,535
Management and Administrative—Admiral Shares	5,120
Marketing and Distribution—Investor Shares	366
Marketing and Distribution—Admiral Shares	826
Custodian Fees	67
Shareholders’ Reports—Investor Shares	68
Shareholders’ Reports—Admiral Shares	41
Trustees’ Fees and Expenses	14
Total Expenses	12,810
Net Investment Income	487,950
Realized Net Gain (Loss)
Investment Securities Sold	109,071
Foreign Currencies and Forward Currency Contracts	(7,528)
Realized Net Gain (Loss)	101,543
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(319,824)
Foreign Currencies and Forward Currency Contracts	1,525
Change in Unrealized Appreciation (Depreciation)	(318,299)
Net Increase (Decrease) in Net Assets Resulting from Operations	271,194

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2015	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	487,950	942,040
Realized Net Gain (Loss)	101,543	301,837
Change in Unrealized Appreciation (Depreciation)	(318,299)	(490,044)
Net Increase (Decrease) in Net Assets Resulting from Operations	271,194	753,833
Distributions
Net Investment Income
Investor Shares	(114,450)	(236,054)
Admiral Shares	(373,027)	(704,924)
Realized Capital Gain
Investor Shares	(5,965)	—
Admiral Shares	(18,652)	—
Total Distributions	(512,094)	(940,978)
Capital Share Transactions
Investor Shares	(40,670)	(177,568)
Admiral Shares	1,340,685	1,063,671
Net Increase (Decrease) from Capital Share Transactions	1,300,015	886,103
Total Increase (Decrease)	1,059,115	698,958
Net Assets
Beginning of Period	17,055,054	16,356,096
End of Period[1]	18,114,169	17,055,054

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($21,661,000) and ($14,606,000).

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$5.98	$6.04	$6.12	$5.82	$5.78	$5.48
Investment Operations
Net Investment Income	.162	.331	.348	.372	.405	.422
Net Realized and Unrealized Gain (Loss)
on Investments	(. 072)	(. 059)	(. 080)	. 300	. 040	. 300
Total from Investment Operations	.090	.272	.268	.672	.445	.722
Distributions
Dividends from Net Investment Income	(.162)	(. 332)	(. 348)	(. 372)	(. 405)	(. 422)
Distributions from Realized Capital Gains	(.008)	—	—	—	—	—
Total Distributions	(.170)	(. 332)	(. 348)	(. 372)	(. 405)	(. 422)
Net Asset Value, End of Period	$5.90	$5.98	$6.04	$6.12	$5.82	$5.78

Total Return[1]	1.50%	4.56%	4.53%	11.91%	8.04%	13.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,080	$4,176	$4,394	$5,607	$5,476	$4,909
Ratio of Total Expenses to
Average Net Assets	0.22%	0.23%	0.23%	0.23%	0.23%	0.25%
Ratio of Net Investment Income to
Average Net Assets	5.46%	5.46%	5.76%	6.25%	7.04%	7.59%
Portfolio Turnover Rate	36%	35%	28%	30%	26%	38%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$5.98	$6.04	$6.12	$5.82	$5.78	$5.48
Investment Operations
Net Investment Income	.165	.337	.354	.378	.411	.429
Net Realized and Unrealized Gain (Loss)
on Investments	(. 072)	(. 059)	(. 080)	. 300	. 040	. 300
Total from Investment Operations	.093	.278	.274	.678	.451	.729
Distributions
Dividends from Net Investment Income	(.165)	(. 338)	(. 354)	(. 378)	(. 411)	(. 429)
Distributions from Realized Capital Gains (.008)		—	—	—	—	—
Total Distributions	(.173)	(. 338)	(. 354)	(. 378)	(. 411)	(. 429)
Net Asset Value, End of Period	$5.90	$5.98	$6.04	$6.12	$5.82	$5.78

Total Return[1]	1.55%	4.66%	4.64%	12.02%	8.15%	13.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,034	$12,879	$11,962	$12,713	$10,075	$8,320
Ratio of Total Expenses to
Average Net Assets	0.12%	0.13%	0.13%	0.13%	0.13%	0.13%
Ratio of Net Investment Income to
Average Net Assets	5.56%	5.56%	5.86%	6.35%	7.14%	7.71%
Portfolio Turnover Rate	36%	35%	28%	30%	26%	38%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Notes to Financial Statements

Vanguard High-Yield Corporate Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the

High-Yield Corporate Fund

event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended July 31, 2015, the fund’s average investment in forward currency contracts represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2012–2015), and for the period ended July 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject

High-Yield Corporate Fund

to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2015, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2015, the investment advisory fee represented an effective annual rate of 0.03% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At July 31, 2015, the fund had contributed capital of $1,602,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.64% of Vanguard’s capitalization.

The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

High-Yield Corporate Fund

The following table summarizes the market value of the fund’s investments as of July 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	341,524	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	55,914	—
Corporate Bonds	—	16,779,784	—
Preferred Stocks	—	223,444	—
Other	—	—	327
Temporary Cash Investments	—	483,983	—
Forward Currency Contracts—Assets	—	2,827	—
Forward Currency Contracts—Liabilities	—	(255)	—
Total	—	17,887,221	327

E. At July 31, 2015, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Deutsche Bank AG	8/31/15	USD	158,793	EUR	143,361	1,284
UBS AG	9/16/15	USD	65,936	EUR	58,595	1,543
Goldman Sachs Bank USA	8/28/15	USD	38,801	GBP	25,014	(255)
						2,572
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

At July 31, 2015, counterparties had deposited in segregated accounts cash and securities with a value of $4,146,000 in connection with forward currency contracts.

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2015, the fund realized net foreign currency losses of $7,528,000 (including gains and losses on forward currency contracts), which decreased distributable net income for tax purposes; accordingly, such lossess have been reclassified from accumulated net realized gains to overdistributed net investment income.

High-Yield Corporate Fund

At July 31, 2015, the cost of investment securities for tax purposes was $17,899,144,000. Net unrealized depreciation of investment securities for tax purposes was $14,168,000, consisting of unrealized gains of $442,174,000 on securities that had risen in value since their purchase and $456,342,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended July 31, 2015, the fund purchased $3,814,284,000 of investment securities and sold $2,801,293,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $0 and $169,634,000, respectively.

H. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		July 31, 2015	January 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	544,759	90,732	936,989	154,971
Issued in Lieu of Cash Distributions	102,148	17,059	199,234	32,795
Redeemed	(687,577)	(114,934)	(1,313,791)	(216,627)
Net Increase (Decrease)—Investor Shares	(40,670)	(7,143)	(177,568)	(28,861)
Admiral Shares
Issued	2,172,014	362,779	3,223,729	531,298
Issued in Lieu of Cash Distributions	261,401	43,670	476,405	78,432
Redeemed	(1,092,730)	(182,701)	(2,636,463)	(435,861)
Net Increase (Decrease)—Admiral Shares	1,340,685	223,748	1,063,671	173,869

I. Management has determined that no material events or transactions occurred subsequent to July 31, 2015, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended July 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	1/31/2015	7/31/2015	Period
Based on Actual Fund Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,002.71	$0.94
Admiral Shares	1,000.00	1,003.21	0.45
Institutional Shares	1,000.00	1,003.36	0.30
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$986.55	$0.94
Admiral Shares	1,000.00	987.04	0.44
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$922.68	$1.00
Admiral Shares	1,000.00	923.14	0.52
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,015.03	$1.10
Admiral Shares	1,000.00	1,015.53	0.60
Based on Hypothetical 5% Yearly Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,023.85	$0.95
Admiral Shares	1,000.00	1,024.35	0.45
Institutional Shares	1,000.00	1,024.50	0.30
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,023.85	$0.95
Admiral Shares	1,000.00	1,024.35	0.45
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,023.75	$1.05
Admiral Shares	1,000.00	1,024.25	0.55
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,023.70	$1.10
Admiral Shares	1,000.00	1,024.20	0.60

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Investment-Grade Fund, 0.19% for Investor Shares, 0.09% for Admiral Shares, and 0.06% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.19% for Investor Shares and 0.09% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.21% for Investor Shares and 0.11% for Admiral Shares; for the High-Yield Corporate Fund, 0.22% for Investor Shares and 0.12% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Short-Term, Intermediate-Term, and Long-Term Investment-Grade Funds has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for the funds. The board also has renewed the investment advisory arrangements between Vanguard Long-Term Investment-Grade and High-Yield Corporate Funds and the funds’ advisor, Wellington Management Company LLP (Wellington Management). The board determined that renewing the funds’ advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:

Vanguard. Vanguard has been managing investments for more than three decades and has advised the Short-Term and Intermediate-Term Investment-Grade Funds since their inceptions, and a portion of the Long-Term Investment-Grade Fund since 2013. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The firm has managed the Long-Term Investment-Grade and High-Yield Corporate Funds since their inceptions. The portfolio managers of the funds are backed by well-tenured teams of research analysts who conduct detailed fundamental analysis. For the Long-Term Investment-Grade Fund, the team conducts intensive fundamental research on each prospective issuer to support the investment process. The portfolio managers draw upon the sector experience of these analysts and the broader fixed-income team at Wellington Management to manage the fund’s duration, sector, quality, and curve positioning. For the High-Yield Corporate Fund, the team focuses on high-yield bonds, as it expects these higher-quality issues to offer a more favorable risk/reward trade-off over the long term. The team’s credit analysis seeks to identify companies whose fundamentals are stable or improving and whose securities offer an attractive yield.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about each fund’s most recent performance can be found in the Performance Summary sections of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory fee rate was also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections, which also include information about the advisory expenses.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fees for the Long-Term Investment-Grade and High-Yield Corporate Funds, because Wellington Management is independent of Vanguard, and the advisory fees are the result of arm’s length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the Long-Term Investment-Grade and High-Yield Corporate Funds’ shareholders benefit from economies of scale because of the breakpoints in each fund’s advisory fee schedule with Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board concluded that with regard to the Short-Term, Intermediate-Term, and Long-Term Investment-Grade Funds, the funds’ at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For the three investment-grade funds, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. For the High-Yield Corporate Fund, credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

High-Yield Corporate Composite Index: Consists of 95% Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Barclays U.S. 1–5 Year Treasury Bond Index.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 193 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Talent Innovation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley
Kathleen C. Gubanich
Paul A. Heller
Martha G. King
John T. Marcante

Chris D. McIsaac
James M. Norris
Thomas M. Rampulla
Glenn W. Reed
Karin A. Risi

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q392 092015

Semiannual Report | July 31, 2015

Vanguard Ultra-Short-Term Bond Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
Trustees Approve Advisory Arrangement.	35
Glossary.	36

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Period Ended July 31, 2015
				Returns
	30-Day SEC	Income	Capital	Since
	Yield	Returns	Returns	Inception
Vanguard Ultra-Short-Term Bond Fund
Investor Shares (Inception: 2/24/2015)	0.59%	0.20%	-0.10%	0.10%
Admiral™ Shares (Inception: 2/24/2015)	0.67	0.23	-0.05	0.18
Barclays U.S. Treasury Bellwethers: 1 Year Index				0.18
Ultra-Short Obligations Funds Average				0.16
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.
Benchmark returns are calculated from the start of the reporting period or from the earliest share-class inception date.

Your Fund’s Performance at a Glance
Inception Through July 31, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Ultra-Short-Term Bond Fund
Investor Shares (Inception: 2/24/2015)	$10.00	$9.99	$0.020	$0.000
Admiral Shares (Inception: 2/24/2015)	20.00	19.99	0.046	0.000

1

Chairman’s Letter

Dear Shareholder,

I am pleased to provide you with the first shareholder report for Vanguard Ultra-Short-Term Bond Fund, which we launched to further enhance Vanguard’s lineup of actively managed taxable bond funds. For investors who can accept more risk than comes with a money market fund, this fund offers the opportunity for a modest yield pickup—without as much additional interest rate risk as with short- and longer-term bond funds.

From its inception on February 24, 2015, through July 31, the fund returned 0.10% for Investor Shares and 0.18% for Admiral Shares. That performance was in line with its benchmark index, which, like all indexes, incurs no expenses. The average return of peer funds was 0.16%.

The fund’s benchmark, the Barclays U.S. Treasury Bellwethers: 1 Year Index, consists of a single bond—the most recently issued 1-year Treasury. As such, the index provides a frame of reference to evaluate the performance of bonds with a one-year duration. (Duration measures the sensitivity of bond—and bond mutual fund—prices to interest rate movements.) Your fund, however, holds a broadly diversified portfolio of nearly 600 securities, including asset-backed and corporate bonds, that is actively managed to have a duration of about one year.

2

Your fund’s 30-day SEC yield at the end of the period was 0.59% for Investor Shares and 0.67% for Admiral Shares.

This report includes a brief look at the financial markets over the full six months of the fund’s fiscal half year, followed by a review of the fund’s performance since February 24, when it began operations.

Returns of taxable bonds slid as a rate hike grew likelier

The broad U.S. taxable bond market returned –1.47% for the half year, as bond prices declined in four of the six months. The yield of the 10-year Treasury note ended July at 2.26%, up from a relatively low 1.75% following January’s significant rally. (Bond prices and yields move in opposite directions.)

Treasury bond yields mostly rose over the period as it appeared more likely that the Federal Reserve would raise short-term interest rates before year’s end.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –3.79%, curbed by the dollar’s strength against many foreign currencies. Without this currency effect, international bonds returned about –1%.

Returns were negligible for money market funds and savings accounts as the Fed’s target for short-term rates remained at 0%–0.25%.

Market Barometer

			Total Returns
		Periods Ended July 31, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.47%	2.82%	3.27%
Barclays Municipal Bond Index (Broad tax-exempt market)	-0.92	3.56	4.39
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.02	0.05

Stocks
Russell 1000 Index (Large-caps)	6.60%	11.24%	16.45%
Russell 2000 Index (Small-caps)	6.98	12.03	15.27
Russell 3000 Index (Broad U.S. market)	6.61	11.28	16.35
FTSE All-World ex US Index (International)	4.26	-3.74	6.23

CPI
Consumer Price Index	2.12%	0.17%	1.83%

3

U.S. stocks proved resilient in a challenging environment

The broad U.S. stock market returned more than 6%. Corporate earnings generally exceeded forecasts, and investors seemed encouraged by the monetary stimulus efforts of other nations’ central banks.

But stocks also encountered hurdles. During the latter part of the period, Greece’s debt crisis and a swoon by Chinese stocks weighed on global markets. The strong U.S. dollar’s negative effect on the profits of U.S.-based multinational companies, valuations that some investors perceived as high, and muddled economic news also riled stocks at times.

For U.S. investors, international stocks returned about 4%; results would have been more robust if not for the dollar’s strength against many foreign currencies. Returns for the developed markets of Europe and the Pacific region surpassed those of emerging markets, which declined.

The fund is off to a good start in meeting its investment goal

The investment objective of the Ultra-Short-Term Bond Fund is to provide current income while maintaining limited price volatility. Your fund’s advisor, Vanguard Fixed Income Group, seeks to achieve this by investing in money market instruments and short-term high-quality bonds from various sectors of the fixed income market.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Ultra-Short-Term Bond Fund	0.20%	0.12%	0.58%

The fund expense ratios shown are from the prospectus dated February 9, 2015, and represent estimated costs for the current fiscal year. For the period from inception through July 31, 2015, the fund’s annualized expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Ultra-Short Obligations Funds.

4

As with Vanguard’s other active bond funds, the expertise of our experienced team of credit analysts is an integral part of the process of managing this fund.

In the period since inception, the advisor’s selections among asset-backed securities boosted performance. Bonds backed by automobile loans, which made up about half of the fund’s allocation to asset-backed securities, were strong contributors.

Although your fund has less than six months of history, it’s off to a good start in meeting its objective. As always, however, we encourage you to evaluate results over a long-term horizon.

For more discussion of the management and performance of the fund, please see the Advisor’s Report that follows this letter.

As your investment costs go down, your chance for success can go up

Being an investor can be frustrating at times: You’re planning for your financial future, but some factors—for example, the financial markets—are beyond your control. Although you can’t control the markets, you do have some choice in how much you pay to invest in them. And what you pay can greatly affect your chance for investing success.

The Ultra-Short-Term Bond Fund can play a complementary role

With interest rates on money market funds and savings accounts near zero for several years, higher-yielding short-term fixed income funds have found favor with investors.

But this quest for yield means taking on more risk. Savings accounts are federally insured up to certain limits, and money market funds seek to maintain a stable net asset value of $1 per share. (Most investors will still have stable NAV money market options after Securities and Exchange Commission regulatory changes are implemented by late 2016.)

In contrast, short-term bond funds—including ultra-short funds—have floating NAVs and longer durations. (Duration measures the sensitivity of bond, and bond mutual fund, prices to interest rate movements.) So when interest rates rise, these funds can lose value.

The duration of Vanguard Ultra-Short-Term Bond Fund is about one year, while the average maturity of Vanguard Prime Money Market Fund is about 1½ months. That’s why it’s important to keep in mind that the Ultra-Short-Term Bond Fund is not intended as an alternative or substitute for a money market fund. Depending on your time horizon and risk appetite, this fund can complement other fixed income and money market investments in your portfolio.

5

At Vanguard, as you know, we take minimizing costs seriously. Indeed, that’s one of our four investment principles. (You can read more in

Vanguard’s Principles for Investing Success, available at vanguard.com/ research.) Paying less in expenses has an intuitive, immediate appeal.

Less obvious, perhaps, is the enormous advantage that low costs can offer over time.

Imagine two well-diversified portfolios, each with a starting balance of $100,000 and each earning a yearly return of 6%, which is reinvested over a 30-year period. In one scenario, the investor pays 0.25% of assets every year in portfolio expenses, while in the other the investor pays 0.90%. (Keep in mind that this is a hypothetical example and doesn’t represent any particular investment.)

After 30 years, the lower-cost portfolio has a balance of more than $530,000, while the higher-cost portfolio has a balance of almost $440,000. What might seem like a trifling cost difference at the start becomes a meaningful difference in the long termin this example, nearly $100,000.

Increasingly, investors recognize the importance of minimizing costs. According to Morningstar, over the past ten years, 95% of cash flows have gone into funds ranked in the lowest 20% in expenses. We’re pleased to see this trend, because it means investors are keeping more of their returns and, by doing so, have given themselves a better chance of reaching their financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 14, 2015

6

Advisor’s Report

We are pleased to present this first Advisor’s Report for Vanguard Ultra-Short-Term Bond Fund, which began operations on February 24, 2015.

As we’ll discuss further, this fund is designed to give investors low-cost exposure to money market instruments and short-term high-quality bonds.

From its inception through July 31, 2015, the fund returned 0.10% for Investor Shares and 0.18% for Admiral Shares. The Barclays U.S. Treasury Bellwethers: 1 Year Index, which consists of a single 1-year Treasury note, returned 0.18%. The average return of peer funds was 0.16%.

The investment environment

As 2015 began, monetary policy and economic growth in the United States diverged from those of much of the rest of the world. Markets expected the Federal Reserve to begin raising interest rates modestly and gradually, while the European Central Bank (ECB) began an aggressive monthly bond-buying program in March that led to negative rates on some sovereign bonds. Many other central banks also pursued stimulative policies.

And even as the U.S. economy seemed to be on the upswing despite a slowdown in growth in the fourth quarter of 2014, major European economies faced concerns about deflation and little or no growth. China, the world’s second-largest economy, modestly lowered its growth target for 2015. Although we don’t anticipate a hard landing for China’s economy, significant stock market volatility appears likely to persist.

As the year progressed, however, Europe gained strength, helped by lower oil prices and the ECB’s actions. The U.S. economy grew only slightly in the first quarter, in part because of a harsh winter and a West Coast port strike, but second-quarter growth came in at an annual rate of 2.3% based on the advance estimate.

Throughout the half year, questions about the timing of the Fed’s first rate increase in nearly a decade were top of mind for investors. The Fed’s decision depends on the health of the economy; it also wants to see continued improvement in the job market and unemployment rate and an increase in inflation toward its 2% long-term target. (Inflation has been running well below that, in part reflecting lower commodity prices.)

In the spring, the Fed signaled that it most likely would not raise rates in June, as some had predicted. Although it removed the word “patient” from its positioning statement, the Fed still suggested that any increases would be gradual and that rates would probably remain low for a considerable time. It seemed increasingly likely that the ultimate level of the federal funds rate during the current economic cycle would be lower than the market anticipated last year. Expectations centered on 2.5%, down from more than 3% last October.

7

In this environment, the yield of the benchmark 10-year Treasury note increased gradually, after a significant January rally pushed it down to 1.75%. Safe-haven demand for Treasuries was strong at the height of the uncertainty about Greece’s possible default and exit from the euro zone, but the yield of the 10-year note closed out July at 2.26%. The 1-year Treasury yield rose from 0.14% at the end of January to 0.31% at the end of July, as the timing of the Fed’s “liftoff” appeared closer.

Management of the fund

We launched this fund to further enhance Vanguard’s offering of actively managed taxable bond funds, and we manage it using the same investment philosophy and processes as the other funds in that lineup. For example, in addition to being guided by Vanguard’s global macroeconomic outlook and expectations about Fed policy, we consider relative values in the bond marketplace and the credit outlook for various bond market sectors and specific issuers. However, for the Ultra-Short-Term Bond Fund, our overall portfolio tilt is a bit more conservative.

The majority of the securities we own in the fund have an expected maturity of not longer than three years, and we generally plan to hold them until they mature. Consistent with the fund’s investment objective of seeking to provide current income while maintaining limited price volatility, we maintained its duration at its policy-neutral level of one year. (Duration is a measure of the sensitivity of bond—and bond mutual fund—prices to changes in interest rates.)

For the Ultra-Short-Term Bond Fund, as with Vanguard’s other investment-grade active bond funds, we invest in a diversified mix of Treasury, agency, corporate, asset-backed, and other bonds. Our portfolio management decisions regarding the appropriate allocations among these sectors can result in over- or underperformance compared with the fund’s Treasury benchmark.

For the reporting period, we added value with our selection of asset-backed securities (ABS), particularly those backed by automobile loans. ABS constituted the largest sector in the fund, about 27% of total assets at the end of July, and bonds backed by auto loans averaged about half of our ABS holdings.

A look ahead

Lower oil prices have tempered inflation and slowed corporate capital spending. Consumer spending and housing have been alternately stronger and weaker, and consumer confidence slid in July. Overall, though, we expect the U.S. economy to grow at an annual rate of roughly 2.5% for the rest of 2015.

Interest rates, and hence bond prices, could remain volatile. The market views new information about the economy’s health through the lens of the data-dependent Fed, trying to guess when the Fed will raise rates. It’s not unusual for volatility to increase as a rate hike approaches. Still, rates are likely to be range-bound. We expect the relative strength of the U.S. economy to set a floor, and global conditions—including the stronger dollar and

8

ECB stimulus—should serve as a cap. We still believe that a rate increase is likely to come in the second half of 2015. The Fed may not raise rates over time as much as has been expected, especially in view of tepid growth.

We expect to continue to maintain a high level of liquidity in the fund, through our holdings of Treasury and agency securities and a variety of money market instruments.

Gregory S. Nassour, CFA, Principal
Portfolio Manager

David Van Ommeren, Principal
Portfolio Manager

Vanguard Fixed Income Group

August 20, 2015

9

Ultra-Short-Term Bond Fund

Fund Profile
As of July 31, 2015

Share-Class Characteristics

	Investor		Admiral
		Shares	Shares
Ticker Symbol		VUBFX	VUSFX
Expense Ratio[1]		0.20%	0.12%
30-Day SEC Yield		0.59%	0.67%

Financial Attributes

		Barclays
		U.S.	Barclays
		Treasury	Aggregate
		Bellwethers:	Bond
	Fund	1 Year Index	Index
Number of Bonds	599	1	9,496
Yield to Maturity
(before expenses)	0.7%	0.3%	2.4%
Average Coupon	1.8%	0.0%	3.2%
Average Duration	1.0 years	1.0 years	5.6 years
Average Effective
Maturity	1.0 years	1.0 years	7.8 years
Short-Term
Reserves	24.0%	—	—

Sector Diversification (% of portfolio)
Asset-Backed			26.6%
Commercial Mortgage-Backed			2.1
Finance			10.4
Foreign			1.2
Government Mortgage-Backed			0.2
Industrial			11.1
Treasury/Agency			22.0
Utilities			2.4
Short-Term Reserves			24.0

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	52.6%
1 - 3 Years	45.8
3 - 5 Years	1.6

Distribution by Credit Quality (% of portfolio)

U.S. Government	21.5%
Aaa	27.2
Aa	8.6
A	13.9
Baa	4.7
Not Rated	24.1

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 9, 2015, and represent estimated costs for the current fiscal year. For the period from inception through July 31, 2015, the annualized expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares.

10

Ultra-Short-Term Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): February 24, 2015, Through July 31, 2015
				Barclays
				U.S. Treasury
				Bellwethers:
			Investor Shares	1 Year Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2016	0.20%	-0.10%	0.10%	0.18%
Note: For 2016, performance data reflect the period ended July 31, 2015.

Average Annual Total Returns: Periods Ended June 30, 2015

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

				Since Inception
	Inception Date	Income	Capital	Total
Investor Shares	2/24/2015	0.15%	0.00%	0.15%
Admiral Shares	2/24/2015	0.18	-0.05	0.13

See Financial Highlights for dividend and capital gains information.

11

Ultra-Short-Term Bond Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (21.9%)
U.S. Government Securities (12.2%)
	United States Treasury Note/Bond	0.250%	10/31/15	1,770	1,771
	United States Treasury Note/Bond	0.250%	12/15/15	1,680	1,681
1	United States Treasury Note/Bond	0.250%	12/31/15	530	530
	United States Treasury Note/Bond	1.750%	5/31/16	1,600	1,619
	United States Treasury Note/Bond	1.500%	6/30/16	4,000	4,042
	United States Treasury Note/Bond	0.625%	8/15/16	6,150	6,164
	United States Treasury Note/Bond	1.000%	8/31/16	4,400	4,429
	United States Treasury Note/Bond	0.875%	9/15/16	1,700	1,709
	United States Treasury Note/Bond	0.625%	10/15/16	6,000	6,015
	United States Treasury Note/Bond	0.375%	10/31/16	6,400	6,395
	United States Treasury Note/Bond	1.000%	10/31/16	6,300	6,343
					40,698
Agency Bonds and Notes (9.7%)
2	Federal Home Loan Banks	0.375%	8/28/15	1,250	1,250
2	Federal Home Loan Banks	0.190%	11/19/15	500	500
2	Federal Home Loan Banks	0.500%	11/20/15	2,255	2,257
2	Federal Home Loan Banks	1.375%	12/11/15	400	402
2	Federal Home Loan Banks	5.000%	12/11/15	250	254
2	Federal Home Loan Banks	0.375%	12/30/15	1,000	1,001
2	Federal Home Loan Banks	0.340%	1/25/16	350	350
2	Federal Home Loan Banks	0.375%	2/19/16	1,335	1,336
2	Federal Home Loan Banks	0.250%	3/11/16	200	200
2	Federal Home Loan Banks	1.000%	3/11/16	1,200	1,205
2	Federal Home Loan Banks	3.125%	3/11/16	1,670	1,699
2	Federal Home Loan Banks	0.250%	4/29/16	1,000	999
2	Federal Home Loan Banks	0.250%	5/18/16	650	650
2	Federal Home Loan Banks	5.375%	5/18/16	1,350	1,404
2	Federal Home Loan Banks	2.125%	6/10/16	1,700	1,726
2	Federal Home Loan Banks	0.500%	9/28/16	1,000	1,000
3	Federal Home Loan Mortgage Corp.	4.750%	11/17/15	356	361
3	Federal Home Loan Mortgage Corp.	5.250%	4/18/16	1,300	1,346
3	Federal Home Loan Mortgage Corp.	0.500%	5/13/16	1,350	1,352
3	Federal Home Loan Mortgage Corp.	0.400%	5/27/16	300	300
3	Federal Home Loan Mortgage Corp.	2.500%	5/27/16	900	916
3	Federal Home Loan Mortgage Corp.	2.000%	8/25/16	1,000	1,016
3	Federal Home Loan Mortgage Corp.	0.875%	10/14/16	2,700	2,714
3	Federal National Mortgage Assn.	2.000%	9/21/15	250	251

12

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Federal National Mortgage Assn.	1.625%	10/26/15	450	451
3	Federal National Mortgage Assn.	0.375%	12/21/15	1,050	1,051
3	Federal National Mortgage Assn.	5.000%	3/15/16	2,050	2,110
3	Federal National Mortgage Assn.	0.500%	3/30/16	1,485	1,487
3	Federal National Mortgage Assn.	1.250%	9/28/16	2,000	2,017
3	Federal National Mortgage Assn.	5.000%	2/13/17	500	533
					32,138
Total U.S. Government and Agency Obligations (Cost $72,824)					72,836
Asset-Backed/Commercial Mortgage-Backed Securities (29.1%)
4	Ally Auto Receivables Trust 2015-1	1.390%	9/16/19	800	799
4	Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	800	800
4	Ally Auto Receivables Trust 2015-1	2.260%	10/15/20	40	40
4	Ally Auto Receivables Trust 2015-SN1	0.930%	6/20/17	800	800
[4,5]	Ally Master Owner Trust Series 2010-4	1.257%	8/15/17	286	286
[4,5,6] Ally Master Owner Trust Series 2010-4		1.737%	8/15/17	237	237
[4,5,6] Ally Master Owner Trust Series 2010-4		2.137%	8/15/17	180	180
[4,5]	Ally Master Owner Trust Series 2014-1	0.657%	1/15/19	151	151
4	Ally Master Owner Trust Series 2014-1	1.290%	1/15/19	155	155
4	Ally Master Owner Trust Series 2015-3	1.630%	5/15/20	1,200	1,202
[4,5]	American Express Credit Account Secured
	Note Trust 2008-2	1.447%	9/15/20	1,300	1,331
[4,5]	American Express Credit Account Secured
	Note Trust 2012-4	0.737%	5/15/20	168	168
[4,5]	American Express Credit Account Secured
	Note Trust 2014-5	0.477%	5/15/20	410	410
[4,5,6] American Homes 4 Rent 2014-SFR1		1.600%	6/17/31	100	99
4	AmeriCredit Automobile Receivables Trust 2013-1	1.570%	1/8/19	19	19
4	AmeriCredit Automobile Receivables Trust 2013-2	1.790%	3/8/19	88	88
4	AmeriCredit Automobile Receivables Trust 2013-3	2.380%	6/10/19	97	98
4	AmeriCredit Automobile Receivables Trust 2013-4	2.720%	9/9/19	21	21
4	AmeriCredit Automobile Receivables Trust 2013-5	2.290%	11/8/19	39	39
[4,5]	AmeriCredit Automobile Receivables Trust 2014-2	0.466%	10/10/17	329	329
4	AmeriCredit Automobile Receivables Trust 2015-2	0.830%	9/10/18	650	650
[4,6]	ARI Fleet Lease Trust 2014-A	0.810%	11/15/22	717	717
[4,6]	ARI Fleet Lease Trust 2015-A	1.110%	11/15/18	1,100	1,101
[4,5,6] Arran Residential Mortgages Funding 2011-1 plc		1.726%	11/19/47	92	92
[4,6]	Avis Budget Rental Car Funding AESOP
	LLC 2012-2A	2.802%	5/20/18	1,300	1,328
[4,5]	BA Credit Card Trust 2007-A4	0.227%	11/15/19	1,101	1,095
4	BA Credit Card Trust 2015-A2	1.360%	9/15/20	850	849
4	Banc of America Commercial Mortgage
	Trust 2006-5	5.415%	9/10/47	103	106
4	Banc of America Commercial Mortgage
	Trust 2006-6	5.347%	10/10/45	199	207
4	Banc of America Commercial Mortgage
	Trust 2007-2	5.562%	4/10/49	151	159
4	Banc of America Commercial Mortgage
	Trust 2008-1	6.171%	2/10/51	130	141
4	Banc of America Commercial Mortgage
	Trust 2008-1	6.215%	2/10/51	21	22
[4,6]	Bank of The West Auto Trust 2015-1	0.870%	4/16/18	1,700	1,700
4	Bear Stearns Commercial Mortgage
	Securities Trust 2006-PWR13	5.533%	9/11/41	105	108

13

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR16	5.705%	6/11/40	107	113
4	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR17	5.650%	6/11/50	214	229
4	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP28	5.710%	9/11/42	147	158
[4,5,6] BMW Floorplan Master Owner Trust 2015-1A		0.686%	7/15/20	1,250	1,250
[4,5]	Brazos Higher Education Authority Inc.
	Series 2010-1	1.182%	5/25/29	231	231
[4,5]	Brazos Higher Education Authority Inc.
	Series 2011-1	1.082%	2/25/30	304	306
4	California Republic Auto Receivables Trust 2015-2	0.880%	2/15/18	1,500	1,500
4	Capital Auto Receivables Asset Trust 2013-1	1.290%	4/20/18	34	34
4	Capital Auto Receivables Asset Trust 2013-1	1.740%	10/22/18	33	33
4	Capital Auto Receivables Asset Trust 2013-3	3.690%	2/20/19	81	83
4	Capital Auto Receivables Asset Trust 2013-4	1.470%	7/20/18	190	191
4	Capital Auto Receivables Asset Trust 2013-4	2.060%	10/22/18	92	93
4	Capital Auto Receivables Asset Trust 2013-4	2.670%	2/20/19	82	83
4	Capital Auto Receivables Asset Trust 2014-1	1.690%	10/22/18	103	103
4	Capital Auto Receivables Asset Trust 2014-1	2.220%	1/22/19	37	37
4	Capital Auto Receivables Asset Trust 2015-2	1.730%	9/20/19	800	799
[4,5]	Capital One Multi-asset Execution Trust 2007-A1	0.237%	11/15/19	100	100
[4,5]	Capital One Multi-asset Execution Trust 2007-A5	0.227%	7/15/20	1,168	1,160
4	Carmax Auto Owner Trust 2013-3	1.910%	3/15/19	36	36
4	Carmax Auto Owner Trust 2013-3	2.850%	2/18/20	22	22
4	Carmax Auto Owner Trust 2015-2	0.820%	6/15/18	1,000	999
[4,5]	Chase Issuance Trust 2007-C1	0.647%	4/15/19	185	184
[4,5]	Chase Issuance Trust 2012-A10	0.447%	12/16/19	250	250
[4,5]	Chase Issuance Trust 2013-A7	0.617%	9/15/20	1,000	1,002
[4,5]	Chase Issuance Trust 2014-A3	0.387%	5/15/18	350	350
[4,5]	Chase Issuance Trust 2015-A3	0.437%	4/15/19	1,200	1,199
4	Chase Issuance Trust 2015-A5	1.360%	4/15/20	400	400
[4,6]	Chrysler Capital Auto Receivables Trust 2013-A	0.910%	4/16/18	448	449
[4,6]	Chrysler Capital Auto Receivables Trust 2013-AA	1.830%	3/15/19	24	24
[4,6]	Chrysler Capital Auto Receivables Trust 2013-BA	1.270%	3/15/19	1,415	1,419
[4,6]	Cit Equipment Collateral 2013-VT1	1.130%	7/20/20	138	138
[4,5]	Citibank Credit Card Issuance Trust 2013-A2	0.619%	9/10/20	130	130
4	Citibank Credit Card Issuance Trust 2014-A4	1.230%	4/24/19	600	602
4	Citigroup Commercial Mortgage Trust 2013-GC11	1.987%	4/10/46	19	19
4	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	100	104
4	Citigroup Commercial Mortgage Trust 2014-GC19	1.199%	3/10/47	103	103
4	CNH Equipment Trust 2015-A	0.840%	6/15/18	250	250
4	CNH Equipment Trust 2015-B	0.840%	8/15/18	1,400	1,400
4	COBALT CMBS Commercial Mortgage Trust
	2007-C2	5.484%	4/15/47	109	115
[4,5,6] Colony American Homes 2014-1		1.400%	5/17/31	140	140
[4,5,6] Colony American Homes 2014-1		1.600%	5/17/31	100	98
[4,5,6] Colony American Homes 2015-1		1.386%	7/17/32	210	208
[4,5,6] Colony American Homes Single-Family Rental
	Pass-Through Certificates 2014-2	1.537%	7/17/31	100	99
4	COMM 2006-C8 Mortgage Trust	5.292%	12/10/46	127	133
4	COMM 2006-C8 Mortgage Trust	5.306%	12/10/46	158	165
4	COMM 2007-C9 Mortgage Trust	5.796%	12/10/49	113	121
4	COMM 2013-CCRE10 Mortgage Trust	1.278%	8/10/46	266	267
4	COMM 2013-CCRE13 Mortgage Trust	1.259%	11/10/18	122	122

14

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	COMM 2013-CCRE6 Mortgage Trust	0.719%	3/10/46	37	36
4	COMM 2013-CCRE9 Mortgage Trust	2.972%	8/10/46	93	96
4	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	100	104
4	COMM 2014-CCRE17 Mortgage Trust	1.275%	5/10/47	117	116
4	COMM 2014-CR14 Mortgage Trust	1.330%	2/10/47	41	41
4	COMM 2014-CR16 Mortgage Trust	1.445%	4/10/47	81	81
4	Commercial Mortgage Trust 2006-GG7	5.819%	7/10/38	149	152
4	Credit Suisse Commercial Mortgage Trust
	Series 2006-C3	5.806%	6/15/38	80	82
4	Credit Suisse Commercial Mortgage Trust
	Series 2007-C1	5.361%	2/15/40	12	13
4	Credit Suisse Commercial Mortgage Trust
	Series 2008-C1	5.973%	2/15/41	124	135
[4,6]	Dell Equipment Finance Trust 2015-1	1.010%	7/24/17	1,100	1,101
[4,5]	Discover Card Execution Note Trust 2012-A4	0.557%	11/15/19	297	297
[4,5]	Discover Card Execution Note Trust 2013-A1	0.487%	8/17/20	400	400
4	Discover Card Execution Note Trust 2013-A2	0.690%	8/15/18	525	525
[4,5]	Discover Card Execution Note Trust 2015-A1	0.537%	8/17/20	1,000	1,000
[4,6]	Drive Auto Receivables Trust 2015-A	1.010%	11/15/17	1,048	1,048
[4,6]	Drive Auto Receivables Trust 2015-B	1.300%	6/15/18	140	140
[4,6]	Drive Auto Receivables Trust 2015-BA	2.120%	6/17/19	130	130
[4,6]	Drive Auto Receivables Trust 2015-BA	2.760%	7/15/21	330	329
[4,6]	Drive Auto Receivables Trust 2015-C	2.230%	9/16/19	135	135
[4,6]	Drive Auto Receivables Trust 2015-C	3.010%	5/17/21	200	200
[4,6]	Drive Auto Receivables Trust 2015-C	4.200%	9/15/21	145	145
[4,6]	Enterprise Fleet Financing LLC Series 2012-2	0.930%	4/20/18	491	491
[4,6]	Enterprise Fleet Financing LLC Series 2015-1	1.300%	9/20/20	250	250
[4,6]	Enterprise Fleet Financing LLC Series 2015-2	1.590%	2/22/21	1,500	1,501
[4,6]	Enterprise Fleet Financing LLC Series 2015-2	2.090%	2/22/21	980	981
[4,5]	Fannie Mae Connecticut Avenue Securities
	2015-C01	1.690%	2/25/25	28	28
[4,5]	Fannie Mae Connecticut Avenue Securities
	2015-C01	1.690%	2/25/25	28	28
[4,5]	Fannie Mae Connecticut Avenue Securities
	2015-C02	1.340%	5/25/25	109	109
[4,5]	Fannie Mae Connecticut Avenue Securities
	2015-C02	1.391%	5/25/25	198	198
[4,5]	Fannie Mae Connecticut Avenue Securities
	2015-C03	1.688%	7/25/25	135	135
[4,5]	Fannie Mae Connecticut Avenue Securities
	2015-C03	1.689%	7/25/25	105	105
4	Ford Credit Auto Lease Trust 2013-A	1.010%	5/15/16	109	109
4	Ford Credit Auto Lease Trust 2013-A	1.280%	6/15/16	83	83
4	Ford Credit Auto Lease Trust 2014-A	1.160%	8/15/17	137	137
4	Ford Credit Auto Lease Trust 2015-A	0.790%	12/15/17	1,000	1,000
4	Ford Credit Auto Owner Trust 2013-C	1.680%	11/15/18	30	30
4	Ford Credit Auto Owner Trust 2013-D	1.540%	3/15/19	62	62
4	Ford Credit Auto Owner Trust 2015-A	0.810%	1/15/18	500	501
4	Ford Credit Auto Owner Trust 2015-B	0.720%	3/15/18	1,400	1,400
4	Ford Credit Floorplan Master Owner Trust A
	Series 2012-2	1.920%	1/15/19	226	228
4	Ford Credit Floorplan Master Owner Trust A
	Series 2012-5	1.690%	9/15/19	100	100
4	Ford Credit Floorplan Master Owner Trust A
	Series 2012-5	2.140%	9/15/19	100	101

15

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Ford Credit Floorplan Master Owner Trust A
	Series 2013-1	1.370%	1/15/18	155	155
4	Ford Credit Floorplan Master Owner Trust A
	Series 2013-1	1.820%	1/15/18	100	100
4	Ford Credit Floorplan Master Owner Trust A
	Series 2014-1	1.400%	2/15/19	62	62
4	Ford Credit Floorplan Master Owner Trust A
	Series 2014-1	2.310%	2/15/21	27	27
[4,5]	Ford Credit Floorplan Master Owner Trust A
	Series 2014-4	0.537%	8/15/19	495	494
4	Ford Credit Floorplan Master Owner Trust A
	Series 2014-4	1.400%	8/15/19	250	250
[4,6]	FRS I LLC 2013-1A	1.800%	4/15/43	62	62
[4,5]	GE Capital Credit Card Master Note Trust
	Series 2011-2	1.187%	5/15/19	304	305
4	GE Capital Credit Card Master Note Trust
	Series 2012-6	1.360%	8/17/20	250	250
[4,5]	GE Dealer Floorplan Master Note Trust
	Series 2012-2	0.938%	4/22/19	406	407
[4,5]	GE Dealer Floorplan Master Note Trust
	Series 2012-4	0.628%	10/20/17	211	211
[4,5]	GE Dealer Floorplan Master Note Trust
	Series 2014-2	0.638%	10/20/19	875	872
4	GE Equipment Transportation LLC Series 2015-1	0.890%	11/24/17	250	250
[4,6]	GM Financial Leasing Trust 2014-1A	1.760%	5/21/18	100	100
4	GM Financial Leasing Trust 2015-1	1.100%	12/20/17	600	601
4	GM Financial Leasing Trust 2015-2	1.680%	12/20/18	1,100	1,102
4	GM Financial Leasing Trust 2015-2	2.420%	7/22/19	140	140
4	GM Financial Leasing Trust 2015-2	2.990%	7/22/19	120	120
[4,6]	GMF Floorplan Owner Revolving Trust 2015-1	1.650%	5/15/20	450	451
[4,6]	GMF Floorplan Owner Revolving Trust 2015-1	1.970%	5/15/20	100	100
[4,6]	Golden Credit Card Trust 2012-2A	1.770%	1/15/19	536	541
[4,5,6] Golden Credit Card Trust 2015-3A		0.607%	7/15/19	2,000	2,000
[4,5]	Granite Master Issuer plc Series 2007-2	0.266%	12/17/54	12	12
[4,6]	Great America Leasing Receivables 2015-1	1.120%	6/20/17	500	501
4	GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	101	105
4	GS Mortgage Securities Trust 2014-GC22	1.290%	6/10/47	55	55
4	Harley-Davidson Motorcycle Trust 2013-1	0.870%	7/15/19	1,163	1,161
4	Harley-Davidson Motorcycle Trust 2015-2	1.300%	3/16/20	1,100	1,097
[4,6]	Hertz Vehicle Financing LLC 2010-1A	3.740%	2/25/17	441	445
[4,6]	Hertz Vehicle Financing LLC 2011-1A	3.290%	3/25/18	1,351	1,387
4	Honda Auto Receivables 2015-2 Owner Trust	1.470%	8/23/21	800	797
4	Huntington Auto Trust 2015-1	0.760%	10/16/17	1,500	1,500
[4,6]	Hyundai Auto Lease Securitization Trust 2014-A	1.300%	7/16/18	100	100
[4,6]	Hyundai Auto Lease Securitization Trust 2014-B	1.540%	12/17/18	100	100
[4,6]	Hyundai Auto Lease Securitization Trust 2015-A	1.000%	10/16/17	300	301
[4,6]	Hyundai Auto Lease Securitization Trust 2015-B	1.660%	7/15/19	1,000	1,002
[4,6]	Hyundai Auto Lease Securitization Trust 2015-B	2.210%	5/15/20	250	251
4	Hyundai Auto Receivables Trust 2012-B	1.950%	10/15/18	49	49
4	Hyundai Auto Receivables Trust 2013-B	1.450%	2/15/19	35	35
4	Hyundai Auto Receivables Trust 2013-B	2.480%	9/16/19	60	61
4	Hyundai Auto Receivables Trust 2015-B	0.690%	4/16/18	1,100	1,099
5	Illinois Student Assistance Commission
	Series 2010-1	1.345%	4/25/22	94	94
[4,5,6] Invitation Homes 2014-SFR1 Trust		1.686%	6/17/31	149	148
[4,5,6] Invitation Homes 2014-SFR2 Trust		1.788%	9/17/31	100	99

16

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
[4,5,6] Invitation Homes 2015-SFR2 Trust		1.536%	6/17/32	98	98
4	John Deere Owner Trust 2015-A	0.870%	2/15/18	300	300
4	JP Morgan Chase Commercial Mortgage
	Securities Trust 2006-LDP6	5.471%	4/15/43	126	128
4	JP Morgan Chase Commercial Mortgage
	Securities Trust 2006-LDP7	5.905%	4/15/45	151	156
4	JP Morgan Chase Commercial Mortgage
	Securities Trust 2007-C1	5.716%	2/15/51	19	20
4	JP Morgan Chase Commercial Mortgage
	Securities Trust 2007-CIBC20	5.746%	2/12/51	162	173
4	JP Morgan Chase Commercial Mortgage
	Securities Trust 2007-LDP10	5.439%	1/15/49	175	184
4	JP Morgan Chase Commercial Mortgage
	Securities Trust 2007-LDP12	5.850%	2/15/51	130	139
4	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-LC11	1.855%	4/15/46	19	19
4	JPMBB Commercial Mortgage Securities
	Trust 2013-C14	3.019%	8/15/46	62	64
4	JPMBB Commercial Mortgage Securities
	Trust 2013-C17	1.247%	1/15/47	80	80
[4,5,6] Kildare Securities Ltd. 2007-1A		0.402%	12/10/43	7	7
[4,6]	Kubota Credit Owner Trust 2014-1	1.160%	5/15/18	400	401
[4,5,6] Lanark Master Issuer plc 2012-2A		1.684%	12/22/54	249	250
4	LB-UBS Commercial Mortgage Trust 2006-C3	5.641%	3/15/39	203	206
4	LB-UBS Commercial Mortgage Trust 2006-C6	5.342%	9/15/39	94	97
4	LB-UBS Commercial Mortgage Trust 2006-C7	5.347%	11/15/38	47	49
4	LB-UBS Commercial Mortgage Trust 2007-C2	5.387%	2/15/40	131	138
4	LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	121	131
[4,6]	Macquarie Equipment Funding Trust 2012-A	0.850%	10/22/18	51	51
[4,6]	Master Credit Card Trust 2012-2A	1.970%	4/21/17	100	100
[4,6]	Master Credit Card Trust 2013-3A	2.280%	1/22/18	100	100
4	Mercedes-Benz Auto Receivables Trust 2015-1	1.340%	12/16/19	1,100	1,098
[4,6]	Mercedes-Benz Master Owner Trust 2012-A	0.790%	11/15/17	436	436
[4,5,6] Mercedes-Benz Master Owner Trust 2015-A		0.507%	4/15/19	1,200	1,200
4	Merrill Lynch Mortgage Trust 2006-C2	5.739%	8/12/43	53	54
4	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	32	34
4	ML-CFC Commercial Mortgage Trust 2006-2	5.868%	6/12/46	31	31
4	ML-CFC Commercial Mortgage Trust 2007-6	5.331%	3/12/51	34	34
[4,6]	MMAF Equipment Finance LLC 2009-A	3.510%	1/15/30	26	26
[4,6]	MMAF Equipment Finance LLC 2011-A	2.100%	7/15/17	123	123
[4,6]	MMAF Equipment Finance LLC 2011-A	3.040%	8/15/28	234	240
[4,6]	MMAF Equipment Finance LLC 2012-A	1.980%	6/10/32	100	101
[4,6]	MMAF Equipment Finance LLC 2013-A	1.030%	12/11/17	595	596
[4,6]	MMAF Equipment Finance LLC 2015-A	0.960%	9/18/17	1,000	1,001
4	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C5	0.916%	8/15/45	45	45
4	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	1.308%	8/15/46	243	241
4	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	3.085%	8/15/46	84	87
4	Morgan Stanley Capital I Trust 2006-HQ9	5.728%	7/12/44	203	210
4	Morgan Stanley Capital I Trust 2006-IQ12	5.319%	12/15/43	58	60
4	Morgan Stanley Capital I Trust 2007-IQ15	5.908%	6/11/49	159	169
4	Morgan Stanley Capital I Trust 2007-IQ16	5.688%	12/12/49	137	147
[4,5]	Navient Student Loan Trust 2015-2	0.470%	11/25/24	925	924

17

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
[4,5]	Navient Student Loan Trust 2015-3	0.539%	7/25/30	1,700	1,700
[4,5]	New Mexico Educational Assistance
	Foundation 2013-1	0.887%	1/2/25	124	124
4	Nissan Auto Lease Trust 2014-B	1.290%	3/16/20	681	681
4	Nissan Auto Lease Trust 2015-A	1.580%	5/17/21	445	446
4	Nissan Auto Receivables 2015-B Owner Trust	0.670%	9/15/17	900	900

[4,5] Nissan Master Owner Trust Receivables
Series 2013-A	0.487%	2/15/18	331	331

4	Nissan Master Owner Trust Receivables
	Series 2015-A	1.440%	1/15/20	61	61
5	North Carolina State Education Assistance
	Authority 2011-1	1.181%	1/26/26	138	137
[4,5]	North Carolina State Education Assistance
	Authority 2011-2	1.076%	7/25/25	98	98
[4,5,6] PFS Financing Corp. 2015-AA		0.807%	4/15/20	100	99
[4,6]	Porsche Innovative Lease Owner Trust 2015-1	1.430%	5/21/21	400	400
4	Santander Drive Auto Receivables Trust 2013-2	1.950%	3/15/19	146	147
4	Santander Drive Auto Receivables Trust 2013-5	1.550%	10/15/18	48	48
4	Santander Drive Auto Receivables Trust 2015-2	0.880%	9/17/18	1,000	1,000
4	Santander Drive Auto Receivables Trust 2015-3	1.490%	6/17/19	705	706
[4,5,6] Silver Bay Realty 2014-1 Trust		1.636%	9/17/31	100	99
[4,5]	SLM Student Loan Trust 2005-5	0.395%	4/25/25	332	331
[4,5]	SLM Student Loan Trust 2005-9	0.415%	1/27/25	117	117
[4,5]	SLM Student Loan Trust 2006-6	0.405%	10/27/25	182	181
[4,5,6] SLM Student Loan Trust 2011-A		1.187%	10/15/24	45	45
[4,6]	SLM Student Loan Trust 2011-A	4.370%	4/17/28	100	106
[4,5,6] SLM Student Loan Trust 2011-C		1.587%	12/15/23	31	32
[4,5,6] SLM Student Loan Trust 2012-B		1.287%	12/15/21	13	13
[4,6]	SLM Student Loan Trust 2012-B	3.480%	10/15/30	152	156
[4,5,6] SLM Student Loan Trust 2012-E		0.937%	10/16/23	82	82
[4,6]	SLM Student Loan Trust 2013-B	1.850%	6/17/30	100	99
4	SMART ABS Series 2012-4US Trust	0.970%	3/14/17	113	113
4	SMART ABS Series 2012-4US Trust	1.250%	8/14/18	892	892
4	SMART ABS Series 2013-1US Trust	1.050%	10/14/18	411	410
4	SMART ABS Series 2013-2US Trust	1.180%	2/14/19	520	522
4	SMART ABS Series 2014-1US Trust	0.950%	2/14/18	1,000	1,002
[4,5,6] SMB Private Education Loan Trust 2015-A		0.787%	7/17/23	842	842
[4,6]	Sonic Capital LLC 2011-1A	5.438%	5/20/41	79	83
[4,5]	South Carolina Student Loan Corp.
	Revenue 2010-1	1.295%	7/25/25	194	196
[4,5,6] SWAY Residential 2014-1 Trust		1.486%	1/17/32	193	192
4	Synchrony Credit Card Master Note Trust 2015-2	1.600%	4/15/21	250	251
4	Toyota Auto Receivables 2015-A Owner Trust	0.710%	7/17/17	250	250
4	UBS Commercial Mortgage Trust 2011-C1	1.524%	1/10/45	96	96
4	USAA Auto Owner Trust 2015-1	1.540%	11/16/20	1,400	1,400
4	Volkswagen Auto Lease Trust 2015-A	0.870%	6/20/17	250	250
[4,6]	Volkswagen Credit Auto Master Owner
	Trust 2014-1A	1.400%	7/22/19	336	336
[4,6]	Volvo Financial Equipment LLC Series 2012-1	2.380%	9/16/19	50	50
[4,6]	Volvo Financial Equipment LLC Series 2015-1A	0.950%	11/15/17	500	500
4	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C27	5.765%	7/15/45	37	38
4	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C28	5.559%	10/15/48	99	103
4	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C28	5.572%	10/15/48	181	188

18

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C29	5.297%	11/15/48	155	162
4	Wachovia Bank Commercial Mortgage
	Trust Series 2007-C33	5.951%	2/15/51	17	19
4	WFRBS Commercial Mortgage Trust 2013-C15	2.900%	8/15/46	40	41
4	WFRBS Commercial Mortgage Trust 2013-C16	1.406%	9/15/46	144	145
4	WFRBS Commercial Mortgage Trust 2013-UBS1	1.122%	3/15/46	38	38
[4,6]	Wheels SPV 2 LLC 2014-1A	0.840%	3/20/23	511	510
[4,6]	Wheels SPV 2 LLC 2015-1 A3	1.810%	4/22/24	200	200
4	World Financial Network Credit Card Master
	Note Trust Series 2013-B	0.910%	3/16/20	1,100	1,099
[4,5]	World Financial Network Credit Card Master
	Note Trust Series 2014-A	0.567%	12/15/19	1,000	1,000
[4,5]	World Financial Network Credit Card Master
	Note Trust Series 2015-A	0.667%	2/15/22	115	115
4	World Omni Auto Receivables Trust 2013-A	0.640%	4/16/18	100	100
4	World Omni Auto Receivables Trust 2015-A	0.790%	7/16/18	250	250
4	World Omni Automobile Lease Securitization
	Trust 2013-A	1.100%	12/15/16	336	336
4	World Omni Automobile Lease Securitization
	Trust 2015-A	1.730%	12/15/20	380	380
[4,5,6] World Omni Master Owner Trust 2013-1		0.537%	2/15/18	1,352	1,352
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $96,863)					96,808
Corporate Bonds (23.6%)
Finance (10.3%)
	Banking (9.0%)
	Abbey National Treasury Services plc	4.000%	4/27/16	108	110
	Abbey National Treasury Services plc	1.375%	3/13/17	701	702
6	ABN AMRO Bank NV	4.250%	2/2/17	600	625
	Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	500	506
	Australia & New Zealand Banking Group Ltd.	1.500%	1/16/18	842	842
	Bank of America Corp.	3.700%	9/1/15	20	20
	Bank of America Corp.	1.500%	10/9/15	29	29
	Bank of America Corp.	3.625%	3/17/16	29	30
	Bank of America Corp.	3.750%	7/12/16	29	30
	Bank of America Corp.	6.500%	8/1/16	29	30
	Bank of America Corp.	1.350%	11/21/16	410	409
	Bank of America Corp.	6.400%	8/28/17	229	250
	Bank of America Corp.	6.000%	9/1/17	29	31
	Bank of New York Mellon Corp.	2.300%	7/28/16	770	782
	Bank of Nova Scotia	2.050%	10/7/15	62	62
	Bank of Nova Scotia	0.750%	10/9/15	62	62
	Bank of Nova Scotia	2.900%	3/29/16	1,162	1,180
	Bank of Nova Scotia	1.375%	7/15/16	938	943
	Bank of Nova Scotia	2.550%	1/12/17	252	257
	Bank of Nova Scotia	1.300%	7/21/17	62	62
	Bear Stearns Cos. LLC	5.300%	10/30/15	14	14
	Bear Stearns Cos. LLC	5.550%	1/22/17	14	15
	Bear Stearns Cos. LLC	6.400%	10/2/17	14	15
	BNP Paribas SA	1.375%	3/17/17	680	680
	BPCE SA	1.700%	4/25/16	285	287
	BPCE SA	1.613%	7/25/17	214	215
	Canadian Imperial Bank of Commerce	2.350%	12/11/15	350	352
	Canadian Imperial Bank of Commerce	1.550%	1/23/18	842	843
	Capital One Financial Corp.	3.150%	7/15/16	280	285

19

Ultra-Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Capital One NA	1.500%	3/22/18	342	338
Citigroup Inc.	1.250%	1/15/16	26	26
Citigroup Inc.	1.300%	4/1/16	26	26
Citigroup Inc.	3.953%	6/15/16	223	228
Citigroup Inc.	1.700%	7/25/16	440	442
Citigroup Inc.	4.450%	1/10/17	26	27
Citigroup Inc.	1.350%	3/10/17	26	26
Citigroup Inc.	1.550%	8/14/17	44	44
Commonwealth Bank of Australia	1.400%	9/8/17	850	852
Commonwealth Bank of Australia	1.900%	9/18/17	250	253
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	2.125%	10/13/15	135	135
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	671	693
Deutsche Bank AG	3.250%	1/11/16	208	210
Fifth Third Bancorp	4.500%	6/1/18	529	560
Goldman Sachs Group Inc.	3.700%	8/1/15	32	32
Goldman Sachs Group Inc.	5.350%	1/15/16	50	51
Goldman Sachs Group Inc.	3.625%	2/7/16	235	238
Goldman Sachs Group Inc.	6.250%	9/1/17	650	710
Huntington National Bank	1.375%	4/24/17	250	249
JPMorgan Chase & Co.	5.150%	10/1/15	14	14
JPMorgan Chase & Co.	1.100%	10/15/15	14	14
JPMorgan Chase & Co.	2.600%	1/15/16	162	163
JPMorgan Chase & Co.	1.125%	2/26/16	154	154
JPMorgan Chase & Co.	3.450%	3/1/16	14	14
JPMorgan Chase & Co.	3.150%	7/5/16	319	325
JPMorgan Chase & Co.	1.350%	2/15/17	14	14
JPMorgan Chase & Co.	2.000%	8/15/17	41	41
Lloyds Bank plc	4.875%	1/21/16	650	663
6 Macquarie Bank Ltd.	2.000%	8/15/16	416	420
Morgan Stanley	1.750%	2/25/16	461	463
Morgan Stanley	1.875%	1/5/18	800	802
National Australia Bank Ltd.	2.750%	3/9/17	500	513
National Australia Bank Ltd.	1.875%	7/23/18	760	762
National City Bank	5.250%	12/15/16	500	526
PNC Bank NA	1.500%	10/18/17	310	311
PNC Funding Corp.	2.700%	9/19/16	485	493
Royal Bank of Canada	1.250%	6/16/17	1,496	1,497
Royal Bank of Scotland plc	3.950%	9/21/15	60	60
Royal Bank of Scotland plc	4.375%	3/16/16	240	244
State Street Corp.	2.875%	3/7/16	770	780
State Street Corp.	1.350%	5/15/18	350	348
Toronto-Dominion Bank	2.500%	7/14/16	1,233	1,254
Toronto-Dominion Bank	1.750%	7/23/18	1,580	1,578
UBS AG	1.375%	6/1/17	570	568
UBS AG	1.375%	8/14/17	600	597
US Bank NA	1.375%	9/11/17	635	637
US Bank NA	1.350%	1/26/18	400	400
Wells Fargo & Co.	1.250%	7/20/16	735	738
Westpac Banking Corp.	1.125%	9/25/15	53	53
Westpac Banking Corp.	3.000%	12/9/15	362	365
Westpac Banking Corp.	0.950%	1/12/16	64	64
Westpac Banking Corp.	1.050%	11/25/16	64	64
Westpac Banking Corp.	1.200%	5/19/17	64	64
Westpac Banking Corp.	2.000%	8/14/17	64	65

20

Ultra-Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Brokerage (0.3%)
Ameriprise Financial Inc.	5.650%	11/15/15	214	217
Franklin Resources Inc.	1.375%	9/15/17	214	214
Nomura Holdings Inc.	4.125%	1/19/16	200	203
Nomura Holdings Inc.	2.000%	9/13/16	200	201
NYSE Euronext	2.000%	10/5/17	367	371

Finance Companies (0.3%)
Air Lease Corp.	5.625%	4/1/17	116	123
General Electric Capital Corp.	4.375%	9/21/15	12	12
General Electric Capital Corp.	2.250%	11/9/15	17	17
General Electric Capital Corp.	1.000%	12/11/15	17	17
General Electric Capital Corp.	5.000%	1/8/16	17	17
General Electric Capital Corp.	2.950%	5/9/16	17	17
General Electric Capital Corp.	1.500%	7/12/16	17	17
General Electric Capital Corp.	3.350%	10/17/16	17	17
General Electric Capital Corp.	5.375%	10/20/16	300	316
General Electric Capital Corp.	2.900%	1/9/17	17	17
General Electric Capital Corp.	5.400%	2/15/17	17	18
General Electric Capital Corp.	2.450%	3/15/17	132	135
General Electric Capital Corp.	5.625%	9/15/17	17	19
5 HSBC Finance Corp.	0.713%	6/1/16	216	216

Insurance (0.4%)
American International Group Inc.	5.050%	10/1/15	150	151
Manulife Financial Corp.	3.400%	9/17/15	159	159
6 MassMutual Global Funding II	3.125%	4/14/16	160	163
6 MassMutual Global Funding II	2.000%	4/5/17	159	161
MetLife Inc.	6.750%	6/1/16	372	390
UnitedHealth Group Inc.	1.450%	7/17/17	320	321

Real Estate Investment Trusts (0.3%)
Brandywine Operating Partnership LP	5.700%	5/1/17	116	123
DDR Corp.	7.500%	4/1/17	136	148
Health Care REIT Inc.	3.625%	3/15/16	260	264
Health Care REIT Inc.	2.250%	3/15/18	400	402
				34,322
Industrial (11.0%)
Basic Industry (1.6%)
Air Products & Chemicals Inc.	2.000%	8/2/16	1,164	1,178
Airgas Inc.	3.250%	10/1/15	170	170
Airgas Inc.	2.950%	6/15/16	225	229
Airgas Inc.	1.650%	2/15/18	100	100
BHP Billiton Finance USA Ltd.	5.250%	12/15/15	70	71
BHP Billiton Finance USA Ltd.	1.875%	11/21/16	571	576
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	271	273
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	71	76
Eastman Chemical Co.	3.000%	12/15/15	270	272
Eastman Chemical Co.	2.400%	6/1/17	250	254
Ecolab Inc.	3.000%	12/8/16	500	511
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	30	31
PPG Industries Inc.	1.900%	1/15/16	326	328
Praxair Inc.	0.750%	2/21/16	200	200
Praxair Inc.	5.200%	3/15/17	1,100	1,172

21

Ultra-Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Capital Goods (1.3%)
Boeing Capital Corp.	2.125%	8/15/16	214	217
Danaher Corp.	2.300%	6/23/16	214	217
General Dynamics Corp.	2.250%	7/15/16	214	217
General Dynamics Corp.	1.000%	11/15/17	200	199
General Electric Co.	0.850%	10/9/15	17	17
General Electric Co.	5.250%	12/6/17	300	326
John Deere Capital Corp.	0.750%	1/22/16	76	76
John Deere Capital Corp.	2.250%	6/7/16	25	25
John Deere Capital Corp.	1.850%	9/15/16	25	25
John Deere Capital Corp.	1.050%	10/11/16	16	16
John Deere Capital Corp.	1.050%	12/15/16	16	16
John Deere Capital Corp.	2.000%	1/13/17	25	25
John Deere Capital Corp.	1.400%	3/15/17	25	25
John Deere Capital Corp.	1.125%	6/12/17	135	135
John Deere Capital Corp.	2.800%	9/18/17	25	26
John Deere Capital Corp.	1.200%	10/10/17	870	869
Lockheed Martin Corp.	2.125%	9/15/16	275	279
Mohawk Industries Inc.	6.125%	1/15/16	275	281
Precision Castparts Corp.	1.250%	1/15/18	950	945
6 Siemens Financieringsmaatschappij NV	1.450%	5/25/18	400	400

Communication (1.4%)
America Movil SAB de CV	2.375%	9/8/16	1,250	1,265
AT&T Inc.	0.800%	12/1/15	100	100
AT&T Inc.	2.950%	5/15/16	425	431
Comcast Cable Communications LLC	8.875%	5/1/17	46	52
Comcast Corp.	6.500%	1/15/17	46	50
Deutsche Telekom International Finance BV	5.750%	3/23/16	425	438
NBCUniversal Media LLC	2.875%	4/1/16	841	853
Omnicom Group Inc.	5.900%	4/15/16	550	568
TCI Communications Inc.	8.750%	8/1/15	32	32
Thomson Reuters Corp.	0.875%	5/23/16	500	499
Verizon Communications Inc.	2.500%	9/15/16	458	465
Verizon Communications Inc.	1.350%	6/9/17	58	58

Consumer Cyclical (1.6%)
American Honda Finance Corp.	1.125%	10/7/16	214	215
American Honda Finance Corp.	0.950%	5/5/17	400	399
American Honda Finance Corp.	1.550%	12/11/17	200	200
AutoZone Inc.	5.500%	11/15/15	232	235
6 Daimler Finance North America LLC	1.600%	8/3/17	400	401
6 Daimler Finance North America LLC	1.650%	5/18/18	400	398
Ford Motor Credit Co. LLC	4.207%	4/15/16	290	296
Ford Motor Credit Co. LLC	3.984%	6/15/16	100	102
Ford Motor Credit Co. LLC	6.625%	8/15/17	100	109
6 Harley-Davidson Financial Services Inc.	1.150%	9/15/15	53	53
6 Harley-Davidson Financial Services Inc.	3.875%	3/15/16	353	359
6 Harley-Davidson Financial Services Inc.	2.700%	3/15/17	53	54
Lowe’s Cos. Inc.	2.125%	4/15/16	200	202
Lowe’s Cos. Inc.	1.625%	4/15/17	108	109
Lowe’s Cos. Inc.	6.100%	9/15/17	108	119
PACCAR Financial Corp.	0.750%	8/14/15	80	80
PACCAR Financial Corp.	1.600%	3/15/17	135	136
Starbucks Corp.	0.875%	12/5/16	425	425

22

Ultra-Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Toyota Motor Credit Corp.	0.800%	5/17/16	100	100
Toyota Motor Credit Corp.	2.000%	9/15/16	100	101
Toyota Motor Credit Corp.	1.750%	5/22/17	400	405
Wal-Mart Stores Inc.	0.600%	4/11/16	124	124
Wal-Mart Stores Inc.	2.800%	4/15/16	124	126
Wal-Mart Stores Inc.	5.375%	4/5/17	124	134
6 Wesfarmers Ltd.	2.983%	5/18/16	259	263

Consumer Noncyclical (2.7%)
AbbVie Inc.	1.800%	5/14/18	450	449
Actavis Funding SCS	1.850%	3/1/17	99	99
Actavis Funding SCS	1.300%	6/15/17	100	99
Actavis Funding SCS	2.350%	3/12/18	39	39
Actavis Inc.	1.875%	10/1/17	39	39
Agilent Technologies Inc.	6.500%	11/1/17	116	128
Amgen Inc.	2.500%	11/15/16	55	56
Amgen Inc.	2.125%	5/15/17	58	59
Amgen Inc.	5.850%	6/1/17	58	63
AstraZeneca plc	5.900%	9/15/17	480	525
6 Baxalta Inc.	2.000%	6/22/18	250	250
6 Cargill Inc.	1.900%	3/1/17	459	464
Celgene Corp.	1.900%	8/15/17	370	372
Clorox Co.	5.950%	10/15/17	400	437
Gilead Sciences Inc.	3.050%	12/1/16	1,239	1,270
GlaxoSmithKline Capital plc	1.500%	5/8/17	265	267
6 JM Smucker Co.	1.750%	3/15/18	500	500
Medtronic Inc.	2.625%	3/15/16	350	354
Mondelez International Inc.	4.125%	2/9/16	58	59
Mylan Inc.	1.800%	6/24/16	180	181
PepsiCo Inc.	2.500%	5/10/16	625	634
PepsiCo Inc.	1.125%	7/17/17	700	701
Reynolds American Inc.	2.300%	6/12/18	600	606
St. Jude Medical Inc.	2.500%	1/15/16	319	321
Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	360	364
Tyson Foods Inc.	6.600%	4/1/16	216	224
Zimmer Biomet Holdings Inc.	2.000%	4/1/18	350	350

Energy (1.1%)
El Paso Natural Gas Co. LLC	5.950%	4/15/17	17	18
Energy Transfer Partners LP	6.125%	2/15/17	116	123
Energy Transfer Partners LP	2.500%	6/15/18	500	501
Enterprise Products Operating LLC	6.300%	9/15/17	170	186
Enterprise Products Operating LLC	1.650%	5/7/18	100	100
Kinder Morgan Energy Partners LP	3.500%	3/1/16	117	118
Kinder Morgan Energy Partners LP	6.000%	2/1/17	17	18
Kinder Morgan Energy Partners LP	5.950%	2/15/18	17	18
Kinder Morgan Inc.	7.000%	6/15/17	17	19
Kinder Morgan Inc.	2.000%	12/1/17	17	17
Occidental Petroleum Corp.	4.125%	6/1/16	600	617
Occidental Petroleum Corp.	1.500%	2/15/18	850	847
Shell International Finance BV	0.625%	12/4/15	300	300
6 Southern Natural Gas Co. LLC	5.900%	4/1/17	17	18
Total Capital International SA	1.500%	2/17/17	687	692
Total Capital International SA	1.550%	6/28/17	187	188

23

Ultra-Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Technology (0.9%)
Apple Inc.	0.900%	5/12/17	300	300
Applied Materials Inc.	2.650%	6/15/16	800	812
Corning Inc.	1.500%	5/8/18	300	299
Intel Corp.	1.950%	10/1/16	214	217
Intel Corp.	1.350%	12/15/17	200	200
Oracle Corp.	5.250%	1/15/16	367	375
Oracle Corp.	1.200%	10/15/17	350	350
QUALCOMM Inc.	1.400%	5/18/18	400	396

Transportation (0.4%)
Canadian National Railway Co.	5.850%	11/15/17	345	376
6 ERAC USA Finance LLC	1.400%	4/15/16	308	308
6 ERAC USA Finance LLC	6.375%	10/15/17	58	64
Ryder System Inc.	2.500%	3/1/17	275	279
United Parcel Service Inc.	1.125%	10/1/17	214	214
				36,613
Utilities (2.3%)
Electric (2.3%)
Arizona Public Service Co.	6.250%	8/1/16	420	442
Baltimore Gas & Electric Co.	5.900%	10/1/16	54	57
Berkshire Hathaway Energy Co.	5.750%	4/1/18	116	128
CMS Energy Corp.	6.550%	7/17/17	139	152
CMS Energy Corp.	5.050%	2/15/18	39	42
Commonwealth Edison Co.	5.950%	8/15/16	54	57
Commonwealth Edison Co.	1.950%	9/1/16	54	54
Commonwealth Edison Co.	6.150%	9/15/17	454	498
Consumers Energy Co.	5.500%	8/15/16	119	124
Consumers Energy Co.	5.150%	2/15/17	135	143
Consumers Energy Co.	6.125%	3/15/19	125	144
Duke Energy Carolinas LLC	5.300%	10/1/15	288	290
Duke Energy Florida Inc.	0.650%	11/15/15	38	38
Duke Energy Florida Inc.	5.100%	12/1/15	38	39
Duke Energy Florida Inc.	5.800%	9/15/17	246	268
Duke Energy Florida Inc.	5.650%	6/15/18	50	56
Duke Energy Progress Inc.	5.250%	12/15/15	38	39
Exelon Corp.	1.550%	6/9/17	600	600
Louisville Gas & Electric Co.	1.625%	11/15/15	414	415
National Rural Utilities Cooperative Finance Corp.	1.900%	11/1/15	171	172
National Rural Utilities Cooperative Finance Corp.	3.050%	3/1/16	671	681
National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	221	237
National Rural Utilities Cooperative Finance Corp.	0.950%	4/24/17	225	225
Pacific Gas & Electric Co.	5.625%	11/30/17	1,155	1,257
Pacific Gas & Electric Co.	8.250%	10/15/18	300	359
TECO Finance Inc.	4.000%	3/15/16	143	146
TECO Finance Inc.	6.572%	11/1/17	58	64
5 TECO Finance Inc.	0.883%	4/10/18	100	100
Union Electric Co.	6.400%	6/15/17	464	506
Xcel Energy Inc.	0.750%	5/9/16	250	250
Xcel Energy Inc.	1.200%	6/1/17	300	300
				7,883
Total Corporate Bonds (Cost $78,930)				78,818

24

Ultra-Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Sovereign Bonds (U.S. Dollar-Denominated) (1.2%)
CNOOC Nexen Finance 2014 ULC	1.625%	4/30/17	800	800
Corp. Andina de Fomento	3.750%	1/15/16	150	152
Corp. Andina de Fomento	7.790%	3/1/17	200	220
Export-Import Bank of Korea	3.750%	10/20/16	200	206
Export-Import Bank of Korea	4.000%	1/11/17	200	208
Export-Import Bank of Korea	1.750%	2/27/18	50	50
Korea Development Bank	3.250%	3/9/16	100	101
Korea Development Bank	4.000%	9/9/16	1,000	1,032
Korea Development Bank	2.250%	8/7/17	200	203
North American Development Bank	2.300%	10/10/18	300	305
Statoil ASA	3.125%	8/17/17	200	207
Statoil ASA	1.200%	1/17/18	300	298
Svensk Exportkredit AB	0.625%	5/31/16	300	300
Total Sovereign Bonds (Cost $4,081)				4,082
Taxable Municipal Bonds (0.1%)
Louisiana Local Government Environmental
Facilities & Community Development
Authority Revenue 2010-EGSL (Cost $256)	3.220%	2/1/21	247	255

			Shares
Temporary Cash Investment (24.1%)
Money Market Fund (24.1%)
7 Vanguard Market Liquidity Fund (Cost $80,019)	0.152%		80,019,440	80,019
Total Investments (100.0%) (Cost $332,973)				332,818
Other Assets and Liabilities (0.0%)
Other Assets				2,485
Liabilities				(2,394)
				91
Net Assets (100%)				332,909

25

Ultra-Short-Term Bond Fund

At July 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	333,105
Overdistributed Net Investment Income	(20)
Accumulated Net Realized Losses	(21)
Unrealized Appreciation (Depreciation)
Investment Securities	(155)
Futures Contracts	—
Net Assets	332,909

Investor Shares—Net Assets
Applicable to 3,594,621 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	35,924
Net Asset Value Per Share—Investor Shares	$9.99

Admiral Shares—Net Assets
Applicable to 14,857,969 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	296,985
Net Asset Value Per Share—Admiral Shares	$19.99

  See Note A in Notes to Financial Statements.
  Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
  The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
  The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
  Adjustable-rate security.
  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2015, the aggregate value of these securities was $38,145,000, representing 11.5% of net assets.
  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
  REIT—Real Estate Investment Trust.
  See accompanying Notes, which are an integral part of the Financial Statements.

26

Ultra-Short-Term Bond Fund

Statement of Operations

February 10, 2015[1] to
July 31, 2015
($000)
Investment Income
Income
Interest[2]	607
Total Income	607
Expenses
The Vanguard Group—Note B
Investment Advisory Services	4
Management and Administrative—Investor Shares	18
Management and Administrative—Admiral Shares	78
Marketing and Distribution—Investor Shares	—
Marketing and Distribution—Admiral Shares	1
Custodian Fees	4
Shareholders’ Reports—Investor Shares	2
Shareholders’ Reports—Admiral Shares	1
Total Expenses	108
Net Investment Income	499
Realized Net Gain (Loss)
Investment Securities Sold	6
Futures Contracts	(27)
Realized Net Gain (Loss)	(21)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(155)
Net Increase (Decrease) in Net Assets Resulting from Operations	323
1 Commencement of subscription period for the fund.
2 Interest income from an affiliated company of the fund was $31,000.

See accompanying Notes, which are an integral part of the Financial Statements.

27

Ultra-Short-Term Bond Fund

Statement of Changes in Net Assets

February 10, 2015[1] to
July 31, 2015
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	499
Realized Net Gain (Loss)	(21)
Change in Unrealized Appreciation (Depreciation)	(155)
Net Increase (Decrease) in Net Assets Resulting from Operations	323
Distributions
Net Investment Income
Investor Shares	(53)
Admiral Shares	(466)
Realized Capital Gain
Investor Shares	—
Admiral Shares	—
Total Distributions	(519)
Capital Share Transactions
Investor Shares	35,944
Admiral Shares	297,161
Net Increase (Decrease) from Capital Share Transactions	333,105
Total Increase (Decrease)	332,909
Net Assets
Beginning of Period	—
End of Period[2]	332,909
1 Commencement of subscription period for the fund.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($20,000).

See accompanying Notes, which are an integral part of the Financial Statements.

28

Ultra-Short-Term Bond Fund

Financial Highlights

Investor Shares
February 10, 2015[1] to
For a Share Outstanding Throughout the Period	July 31, 2015
Net Asset Value, Beginning of Period	$10.00
Investment Operations
Net Investment Income	. 019
Net Realized and Unrealized Gain (Loss) on Investments	(.009)
Total from Investment Operations	.010
Distributions
Dividends from Net Investment Income	(.020)
Distributions from Realized Capital Gains	—
Total Distributions	(. 020)
Net Asset Value, End of Period	$9.99

Total Return[2]	0.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$36
Ratio of Total Expenses to Average Net Assets	0.20%
Ratio of Net Investment Income to Average Net Assets	0.53%
Portfolio Turnover Rate	10%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Subscription period for the fund was February 10, 2015, to February 23, 2015, during which time all assets were held in money market instruments. Performance measurement began February 24, 2015, at a net asset value of $10.00.

2 Total returns do not include account service fees that may have applied in the period shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Ultra-Short-Term Bond Fund

Financial Highlights

Admiral Shares
February 10, 2015[1] to
For a Share Outstanding Throughout the Period	July 31, 2015
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income	. 045
Net Realized and Unrealized Gain (Loss) on Investments	(.009)
Total from Investment Operations	.036
Distributions
Dividends from Net Investment Income	(.046)
Distributions from Realized Capital Gains	—
Total Distributions	(. 046)
Net Asset Value, End of Period	$19.99

Total Return[2]	0.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$297
Ratio of Total Expenses to Average Net Assets	0.12%
Ratio of Net Investment Income to Average Net Assets	0.61%
Portfolio Turnover Rate	10%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Subscription period for the fund was February 10, 2015, to February 23, 2015, during which time all assets were held in money market instruments. Performance measurement began February 24, 2015, at a net asset value of $20.00.

2 Total returns do not include account service fees that may have applied in the period shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Ultra-Short-Term Bond Fund

Notes to Financial Statements

Vanguard Ultra-Short-Term Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the period ended July 31, 2015, the fund’s average investments in long and short futures contracts represented 8% and less than 1% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

31

Ultra-Short-Term Bond Fund

3. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended July 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2015, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At July 31, 2015, the fund had contributed capital of $25,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

32

Ultra-Short-Term Bond Fund

The following table summarizes the market value of the fund’s investments as of July 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	72,836	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	96,808	—
Corporate Bonds	—	78,818	—
Sovereign Bonds	—	4,082	—
Taxable Municipal Bonds	—	255	—
Temporary Cash Investments	80,019	—	—
Futures Contracts—Assets[1]	3	—	—
Futures Contracts—Liabilities[1]	(9)	—	—
Total	80,013	252,799	—
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
90-Day Euro	September 2015	49	12,205	7
2-Year U.S. Treasury Note	September 2015	54	11,829	(2)
5-Year U.S. Treasury Note	September 2015	(10)	(1,198)	(5)
				—

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At July 31, 2015, the cost of investment securities for tax purposes was $332,973,000. Net unrealized depreciation of investment securities for tax purposes was $155,000, consisting of unrealized gains of $96,000 on securities that had risen in value since their purchase and $251,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the period ended July 31, 2015, the fund purchased $136,515,000 of investment securities and sold $3,188,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $51,087,000 and $1,002,000, respectively.

33

Ultra-Short-Term Bond Fund

G. Capital share transactions for each class of shares were:
	February 10, 2015[1] to
		July 31, 2015
	Amount	Shares
	($000)	(000)
Investor Shares
Issued	53,970	5,398
Issued in Lieu of Cash Distributions	50	5
Redeemed	(18,076)	(1,808)
Net Increase (Decrease)—Investor Shares	35,944	3,595
Admiral Shares
Issued	328,586	16,429
Issued in Lieu of Cash Distributions	410	21
Redeemed	(31,835)	(1,592)
Net Increase (Decrease) —Admiral Shares	297,161	14,858
1 Commencement of subscription period for the fund.

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2015, that would require recognition or disclosure in these financial statements.

34

Trustees Approve Advisory Arrangement

The board of trustees approved the launch of Vanguard Ultra-Short-Term Bond Fund with an internalized management structure whereby the Vanguard Group, Inc. (Vanguard)—through its Fixed Income Group—would provide investment advisory services to the fund at cost. The board determined that the investment advisory arrangement with Vanguard was in the best interests of the fund and its prospective shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services to be provided to the fund and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance

The board could not consider the performance of the fund because it was newly launched. However, the board determined that, in its management of other Vanguard active funds, the Fixed Income Group has a track record of consistent performance and disciplined investment processes. Information about the fund’s performance since inception can be found in the Performance Summary section of this report.

Cost

The board considered the cost of services to be provided and concluded that the fund’s expense ratio would be below the average expense ratio charged by funds in its peer group.

The board did not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

35

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

36

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 193 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Talent Innovation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley
Kathleen C. Gubanich
Paul A. Heller
Martha G. King
John T. Marcante

Chris D. McIsaac
James M. Norris
Thomas M. Rampulla
Glenn W. Reed
Karin A. Risi

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q14922 092015

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (10.6%)
U.S. Government Securities (10.5%)
	United States Treasury Note/Bond	1.250%	8/31/15	363	363
1	United States Treasury Note/Bond	0.250%	12/15/15	579,400	579,672
1	United States Treasury Note/Bond	0.250%	12/31/15	387,700	387,820
1	United States Treasury Note/Bond	2.125%	12/31/15	182,000	183,451
	United States Treasury Note/Bond	0.375%	3/15/16	317,600	317,848
	United States Treasury Note/Bond	0.625%	7/15/16	342,000	342,855
	United States Treasury Note/Bond	0.625%	8/15/16	280,500	281,156
	United States Treasury Note/Bond	1.000%	8/31/16	338,900	341,123
	United States Treasury Note/Bond	0.875%	9/15/16	77,100	77,486
	United States Treasury Note/Bond	0.500%	9/30/16	6,440	6,447
	United States Treasury Note/Bond	0.625%	10/15/16	785,300	787,263
	United States Treasury Note/Bond	1.000%	10/31/16	206,900	208,324
	United States Treasury Note/Bond	0.875%	11/30/16	1,000	1,005
	United States Treasury Note/Bond	0.625%	9/30/17	28,500	28,433
	United States Treasury Note/Bond	0.875%	10/15/17	32,120	32,200
2	United States Treasury Note/Bond	0.875%	11/15/17	486,050	487,115
	United States Treasury Note/Bond	1.000%	12/15/17	176,750	177,606
3	United States Treasury Note/Bond	0.875%	1/15/18	360,150	360,543
	United States Treasury Note/Bond	0.750%	3/31/18	45,500	45,322
	United States Treasury Note/Bond	1.125%	6/15/18	255,600	256,799
	United States Treasury Note/Bond	0.875%	7/15/18	714,000	711,879
3	United States Treasury Note/Bond	1.000%	8/31/19	3,750	3,698
					5,618,408
Conventional Mortgage-Backed Securities (0.0%)
4,5	Fannie Mae Pool	6.000%	12/1/16–5/1/17	996	1,034
4,5	Fannie Mae Pool	6.500%	9/1/16	555	570
4,5	Freddie Mac Gold Pool	6.000%	3/1/17–4/1/17	560	575
					2,179
Nonconventional Mortgage-Backed Securities (0.1%)
4,5,6	Fannie Mae Pool	2.125%	12/1/32	445	457
4,5,6	Fannie Mae Pool	2.250%	9/1/32	334	353
4,5,6	Fannie Mae Pool	2.285%	8/1/33	4,769	4,974
4,5,6	Fannie Mae Pool	2.310%	7/1/32	381	407
4,5,6	Fannie Mae Pool	2.340%	9/1/32	27	29
4,5,6	Fannie Mae Pool	2.356%	2/1/37	1,663	1,776
4,5,6	Fannie Mae Pool	2.375%	6/1/33	3,700	3,870
4,5,6	Fannie Mae Pool	2.439%	8/1/37	660	699
4,5,6	Fannie Mae Pool	2.459%	7/1/33	3,759	3,880
4,5,6	Fannie Mae Pool	2.460%	5/1/33	2,888	3,078
4,5,6	Fannie Mae Pool	2.586%	5/1/33	645	690
4,5,6	Freddie Mac Non Gold Pool	2.272%	8/1/37	2,530	2,729
4,5,6	Freddie Mac Non Gold Pool	2.375%	8/1/32	1,122	1,164
4,5,6	Freddie Mac Non Gold Pool	2.379%	9/1/32	257	281
4,5,6	Freddie Mac Non Gold Pool	2.393%	8/1/32–9/1/32	1,735	1,820
4,5,6	Freddie Mac Non Gold Pool	2.461%	10/1/32–8/1/33	1,484	1,585
4,5,6	Freddie Mac Non Gold Pool	2.551%	1/1/33	519	565
4,5,6	Freddie Mac Non Gold Pool	2.586%	2/1/33	370	383

					28,740

Total U.S. Government and Agency Obligations (Cost $5,643,899)					5,649,327

Asset-Backed/Commercial Mortgage-Backed Securities (19.4%)
4	Ally Auto Receivables Trust 2015-1	1.390%	9/16/19	10,300	10,289
4	Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	11,675	11,671
4	Ally Auto Receivables Trust 2015-1	2.260%	10/15/20	4,315	4,316
4,6	Ally Master Owner Trust Series 2010-4	1.257%	8/15/17	25,459	25,466
4,6,7	Ally Master Owner Trust Series 2010-4	1.737%	8/15/17	38,935	38,949
4,6,7	Ally Master Owner Trust Series 2010-4	2.137%	8/15/17	29,590	29,603
4	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	90,765	90,852
4,6	Ally Master Owner Trust Series 2014-1	0.657%	1/15/19	14,849	14,855
4	Ally Master Owner Trust Series 2014-1	1.290%	1/15/19	15,845	15,878

1

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Ally Master Owner Trust Series 2014-3	1.330%	3/15/19	11,330	11,359
4,6	American Express Credit Account Secured Note Trust
	2008-2	1.447%	9/15/20	8,418	8,619
4,6	American Express Credit Account Secured Note Trust
	2012-4	0.737%	5/15/20	27,587	27,563
4,6,7	American Homes 4 Rent 2014-SFR1	1.250%	6/17/31	5,092	5,078
4,6,7	American Homes 4 Rent 2014-SFR1	1.600%	6/17/31	4,320	4,266
4,7	American Homes 4 Rent 2014-SFR2	3.786%	10/17/36	13,305	13,670
4,7	American Homes 4 Rent 2014-SFR2	4.290%	10/17/36	3,360	3,452
4,7	American Homes 4 Rent 2014-SFR3	3.678%	12/17/36	18,039	18,397
4,7	American Homes 4 Rent 2015-SFR1	3.467%	4/17/52	16,058	16,145
4,7	Americold 2010 LLC Trust Series 2010-ART	4.954%	1/14/29	16,990	18,863
4,7	Americold 2010 LLC Trust Series 2010-ART	6.811%	1/14/29	11,185	13,010
4	AmeriCredit Automobile Receivables Trust 2013-1	1.570%	1/8/19	3,181	3,185
4	AmeriCredit Automobile Receivables Trust 2013-2	1.790%	3/8/19	14,512	14,558
4	AmeriCredit Automobile Receivables Trust 2013-3	2.380%	6/10/19	16,003	16,176
4	AmeriCredit Automobile Receivables Trust 2013-3	3.000%	7/8/19	20,500	20,823
4	AmeriCredit Automobile Receivables Trust 2013-4	2.720%	9/9/19	3,439	3,493
4	AmeriCredit Automobile Receivables Trust 2013-4	3.310%	10/8/19	4,660	4,756
4	AmeriCredit Automobile Receivables Trust 2013-5	2.290%	11/8/19	6,336	6,386
4	AmeriCredit Automobile Receivables Trust 2013-5	2.860%	12/9/19	7,170	7,240
4	AmeriCredit Automobile Receivables Trust 2014-1	2.150%	3/9/20	4,900	4,905
4	AmeriCredit Automobile Receivables Trust 2014-2	2.180%	6/8/20	9,220	9,233
4,7	AOA 2015-1177 Mortgage Trust	2.957%	12/13/29	13,390	13,528
4,7	Applebee's Funding LLC/IHOP Funding LLC 2014-1	4.277%	9/5/44	10,140	10,271
4,7	ARI Fleet Lease Trust 2015-A	1.670%	9/15/23	13,740	13,713
4,7	ARL Second LLC 2014-1A	2.920%	6/15/44	10,077	10,076
4,6,7	Arran Residential Mortgages Funding 2011-1 plc	1.726%	11/19/47	10,807	10,834
4,7	Aventura Mall Trust 2013-AVM	3.743%	12/5/32	15,105	16,027
4,7	Avis Budget Rental Car Funding AESOP LLC 2013-2A	2.970%	2/20/20	29,200	29,911
4,7	Avis Budget Rental Car Funding AESOP LLC 2015-1A	2.500%	7/20/21	34,860	34,880
4,7	Avis Budget Rental Car Funding AESOP LLC 2015-2A	2.630%	12/20/21	25,728	25,794
4,7	BAMLL Commercial Mortgage Securities Trust 2012-
	PARK	2.959%	12/10/30	4,900	4,904
4	Banc of America Commercial Mortgage Trust 2006-5	5.415%	9/10/47	22,826	23,593
4	Banc of America Commercial Mortgage Trust 2006-6	5.347%	10/10/45	44,283	46,062
4	Banc of America Commercial Mortgage Trust 2007-2	5.562%	4/10/49	33,667	35,480
4	Banc of America Commercial Mortgage Trust 2008-1	6.171%	2/10/51	58,280	63,219
4	Banc of America Commercial Mortgage Trust 2008-1	6.215%	2/10/51	5,422	5,880
4,8	Banc of America Funding 2006-H Trust	2.825%	9/20/46	21,684	17,832
4	Banc of America Mortgage 2003-F Trust	2.748%	7/25/33	1,163	1,130
4	Bank of America Mortgage 2002-J Trust	3.581%	9/25/32	20	19
4,6,7	Bank of America Student Loan Trust 2010-1A	1.095%	2/25/43	24,106	24,113
	Bank of Nova Scotia	1.850%	4/14/20	18,965	18,835
4,7	Beacon Container Finance LLC 2012-1A	3.720%	9/20/27	12,779	13,020
4,8	Bear Stearns ARM Trust 2006-4	2.781%	10/25/36	33,095	28,605
4,8	Bear Stearns ARM Trust 2007-3	2.779%	5/25/47	23,950	20,298
4	Bear Stearns Commercial Mortgage Securities Trust
	2005-PWR9	4.943%	9/11/42	3,216	3,214
4	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR13	5.533%	9/11/41	22,331	23,103
4	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR16	5.705%	6/11/40	21,504	22,746
4	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR17	5.650%	6/11/50	83,564	89,478
4	Bear Stearns Commercial Mortgage Securities Trust
	2007-TOP28	5.710%	9/11/42	41,287	44,243
4,6,7	BMW Floorplan Master Owner Trust 2015-1A	0.686%	7/15/20	47,800	47,813
4,6	Brazos Higher Education Authority Inc. Series 2005-3	0.481%	6/25/26	15,150	14,836
4,6	Brazos Higher Education Authority Inc. Series 2010-1	1.182%	5/25/29	24,883	24,903
4,6	Brazos Higher Education Authority Inc. Series 2011-1	1.082%	2/25/30	34,551	34,735
4	Cabela's Credit Card Master Note Trust 2015-1A	2.260%	3/15/23	9,170	9,277
4,6	Cabela's Credit Card Master Note Trust 2015-2A	0.857%	7/17/23	25,050	25,066
4,7	CAL Funding II Ltd. Series 2012-1A	3.470%	10/25/27	6,743	6,778

2

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,7	CAL Funding II Ltd. Series 2013-1A	3.350%	3/27/28	12,343	12,401
7	Canadian Imperial Bank of Commerce	2.250%	7/21/20	22,560	22,694
4	Capital Auto Receivables Asset Trust 2013-1	1.290%	4/20/18	5,566	5,570
4	Capital Auto Receivables Asset Trust 2013-1	1.740%	10/22/18	5,387	5,403
4	Capital Auto Receivables Asset Trust 2013-3	3.690%	2/20/19	13,319	13,657
4	Capital Auto Receivables Asset Trust 2013-4	1.470%	7/20/18	22,285	22,371
4	Capital Auto Receivables Asset Trust 2013-4	2.060%	10/22/18	15,138	15,239
4	Capital Auto Receivables Asset Trust 2013-4	2.670%	2/20/19	13,543	13,727
4	Capital Auto Receivables Asset Trust 2013-4	3.220%	5/20/19	11,935	12,105
4	Capital Auto Receivables Asset Trust 2014-1	1.690%	10/22/18	12,097	12,149
4	Capital Auto Receivables Asset Trust 2014-1	2.220%	1/22/19	6,163	6,223
4	Capital Auto Receivables Asset Trust 2014-1	2.840%	4/22/19	4,900	4,982
4	Capital Auto Receivables Asset Trust 2014-1	3.390%	7/22/19	4,100	4,183
4,6	Capital One Multi-asset Execution Trust 2007-A5	0.227%	7/15/20	11,605	11,528
4,6	Capital One Multi-Asset Execution Trust 2014-A3	0.567%	1/18/22	35,000	35,009
4	Capital One Multi-asset Execution Trust 2015-A4	2.750%	5/15/25	60,710	61,394
4	Carmax Auto Owner Trust 2013-3	1.910%	3/15/19	5,904	5,956
4	Carmax Auto Owner Trust 2013-3	2.850%	2/18/20	3,608	3,645
4	Carmax Auto Owner Trust 2014-1	1.690%	8/15/19	2,530	2,528
4	Carmax Auto Owner Trust 2014-1	1.930%	11/15/19	4,730	4,720
4	Carmax Auto Owner Trust 2015-1	1.830%	7/15/20	4,400	4,416
4	Carmax Auto Owner Trust 2015-2	3.040%	11/15/21	5,850	5,858
4	CenterPoint Energy Transition Bond Co. IV LLC 2012-1	2.161%	10/15/21	21,400	21,806
4,7	CFCRE Commercial Mortgage Trust 2011-C1	5.537%	4/15/44	3,100	3,515
4,7	CFCRE Commercial Mortgage Trust 2011-C2	5.574%	12/15/47	14,930	17,341
4,6	Chase Issuance Trust 2007-C1	0.647%	4/15/19	30,415	30,240
4,6	Chase Issuance Trust 2012-A10	0.447%	12/16/19	93,133	92,972
4	CHL Mortgage Pass-Through Trust 2003-HYB3	2.540%	11/19/33	1,352	1,276
4,8	CHL Mortgage Pass-Through Trust 2006-HYB1	2.431%	3/20/36	14,454	12,502
4,8	CHL Mortgage Pass-Through Trust 2007-HYB2	2.592%	2/25/47	16,185	13,982
4,7	Chrysler Capital Auto Receivables Trust 2013-AA	1.830%	3/15/19	3,961	3,970
4,7	Chrysler Capital Auto Receivables Trust 2013-AA	2.280%	7/15/19	4,785	4,775
4,7	Chrysler Capital Auto Receivables Trust 2013-AA	2.930%	8/17/20	5,185	5,229
4,7	Chrysler Capital Auto Receivables Trust 2014-AA	2.280%	11/15/19	10,230	10,223
4,7	Cit Equipment Collateral 2013-VT1	1.130%	7/20/20	12,735	12,741
4,6	Citibank Credit Card Issuance Trust 2008-A7	1.563%	5/20/20	61,200	62,941
4	Citibank Credit Card Issuance Trust 2014-A1	2.880%	1/23/23	16,000	16,597
4	Citibank Credit Card Issuance Trust 2014-A6	2.150%	7/15/21	80,045	81,155
4	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	5,980	6,075
4,7	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	2,100	2,185
4	Citigroup Commercial Mortgage Trust 2013-GC11	1.987%	4/10/46	4,866	4,899
4	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	6,100	6,167
4	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	33,778	35,163
4	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	7,270	7,760
4,6,7	Citigroup Commercial Mortgage Trust 2014-388G	0.937%	6/15/33	18,500	18,502
4	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	1,565	1,679
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.477%	5/10/47	6,190	6,455
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	18,240	19,300
4	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	6,830	7,085
4	Citigroup Commercial Mortgage Trust 2014-GC23	3.863%	7/10/47	10,396	10,823
4	Citigroup Commercial Mortgage Trust 2014-GC23	4.175%	7/10/47	3,754	3,870
4	Citigroup Commercial Mortgage Trust 2014-GC23	4.454%	7/10/47	6,380	6,404
4	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	27,540	28,561
4	Citigroup Commercial Mortgage Trust 2015-GC27	2.944%	2/10/48	8,880	8,940
4	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	23,985	23,862
4	Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/48	38,475	40,139
4,8	Citigroup Mortgage Loan Trust 2007-AR8	2.803%	7/25/37	1,317	1,230
4,7	CKE Restaurant Holdings Inc. 2013-1A	4.474%	3/20/43	22,900	23,507
4,7	CLI Funding V LLC 2013-1A	2.830%	3/18/28	20,269	20,227
4	COBALT CMBS Commercial Mortgage Trust 2007-C2	5.484%	4/15/47	22,662	23,807
4,6,7	Colony American Homes 2014-1	1.400%	5/17/31	12,537	12,473
4,6,7	Colony American Homes 2014-1	1.600%	5/17/31	15,545	15,271
4,6,7	Colony American Homes 2015-1	1.386%	7/17/32	11,368	11,273

3

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,6,7	Colony American Homes Single-Family Rental Pass-
	Through Certificates 2014-2	1.537%	7/17/31	12,850	12,658
4	COMM 15-CR22 Mortgage Trust	3.309%	3/10/48	30,240	30,479
4	COMM 2006-C8 Mortgage Trust	5.292%	12/10/46	23,350	24,340
4	COMM 2006-C8 Mortgage Trust	5.306%	12/10/46	35,205	36,631
4	COMM 2007-C9 Mortgage Trust	5.796%	12/10/49	25,097	26,801
4	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	2,925	3,008
4	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	4,100	4,319
4	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	23,195	23,308
4	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	10,825	10,889
4	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	2,640	2,640
4	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	13,320	14,288
4	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	43,975	48,071
4	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	14,650	15,418
4	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	35,181	37,984
4	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/23	25,210	27,458
4	COMM 2013-CCRE13 Mortgage Trust	4.754%	12/10/23	4,517	4,952
4	COMM 2013-CCRE13 Mortgage Trust	4.754%	12/10/23	8,240	8,683
4	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	22,465	23,600
4	COMM 2013-CCRE9 Mortgage Trust	4.234%	7/10/45	24,875	27,298
4,7	COMM 2013-CCRE9 Mortgage Trust	4.258%	7/10/45	11,250	12,099
4	COMM 2013-CCRE9 Mortgage Trust	2.972%	8/10/46	20,657	21,347
4	COMM 2013-CCRE9 Mortgage Trust	3.795%	8/10/46	9,520	10,158
4,7	COMM 2013-CR9 Mortgage Trust	4.258%	7/10/45	8,250	8,403
4	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	32,300	33,610
4,7	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	10,688	11,442
4	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	13,605	14,849
4,7	COMM 2013-LC13 Mortgage Trust	4.557%	8/10/46	18,565	20,403
4	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	4,100	4,137
4,7	COMM 2013-SFS Mortgage Trust	2.987%	4/12/35	5,490	5,496
4,7	COMM 2014-277P Mortgage Trust	3.611%	8/10/49	29,250	30,177
4	COMM 2014-CCRE14 Mortgage Trust	3.147%	2/10/47	7,670	8,005
4	COMM 2014-CCRE14 Mortgage Trust	3.743%	2/10/47	5,375	5,719
4	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	10,110	11,020
4	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	16,800	17,339
4	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	17,040	18,349
4	COMM 2014-CCRE15 Mortgage Trust	4.426%	2/10/47	13,450	14,566
4	COMM 2014-CCRE15 Mortgage Trust	4.716%	2/10/47	8,250	9,049
4	COMM 2014-CR17 Mortgage Trust	3.977%	5/10/47	34,940	37,320
4	COMM 2014-CR17 Mortgage Trust	4.174%	5/10/47	27,380	29,078
4	COMM 2014-CR17 Mortgage Trust	4.736%	5/10/47	4,250	4,429
4	COMM 2014-CR18 Mortgage Trust	3.452%	7/15/47	10,600	11,069
4	COMM 2014-CR18 Mortgage Trust	3.828%	7/15/47	26,294	27,768
4	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	11,570	12,265
4	COMM 2014-LC19 Mortgage Trust	3.040%	2/10/48	4,330	4,402
4	COMM 2015-CR24 Mortgage Trust	3.445%	8/10/55	10,030	10,331
4	COMM 2015-CR24 Mortgage Trust	3.696%	8/10/55	24,030	24,749
4	Commercial Mortgage Trust 2006-GG7	5.819%	7/10/38	32,755	33,343
7	Commonwealth Bank of Australia	2.000%	6/18/19	19,400	19,571
7	Commonwealth Bank of Australia	2.125%	7/22/20	38,330	38,368
4,7	Core Industrial Trust 2015-TEXW	3.077%	2/10/34	42,700	43,482
4	Credit Suisse Commercial Mortgage Trust Series 2006-
	C3	5.806%	6/15/38	17,950	18,230
4	Credit Suisse Commercial Mortgage Trust Series 2008-
	C1	5.973%	2/15/41	35,230	38,306
4	CSAIL Commercial Mortgage Trust 2015-C2	3.504%	6/15/57	42,350	43,345
4,7	DB Master Finance LL 2015-1	3.262%	2/20/45	10,451	10,543
4	Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	114,300	113,788
4,6	Discover Card Execution Note Trust 2013-A1	0.487%	8/17/20	51,286	51,244
4	Discover Card Execution Note Trust 2014-A4	2.120%	12/15/21	50,450	51,114
4,7	Drive Auto Receivables Trust 2015-A	2.280%	6/17/19	12,310	12,332
4,7	Drive Auto Receivables Trust 2015-A	3.060%	5/17/21	8,060	8,081
4,7	Drive Auto Receivables Trust 2015-A	4.120%	6/15/22	5,860	5,882
4,7	Drive Auto Receivables Trust 2015-B	1.300%	6/15/18	7,030	7,027

4

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,7	Drive Auto Receivables Trust 2015-BA	2.120%	6/17/19	7,210	7,205
4,7	Drive Auto Receivables Trust 2015-BA	2.760%	7/15/21	17,610	17,549
4,7	Drive Auto Receivables Trust 2015-BA	3.840%	7/15/21	10,490	10,407
4,7	Drive Auto Receivables Trust 2015-C	2.230%	9/16/19	14,405	14,397
4,7	Drive Auto Receivables Trust 2015-C	3.010%	5/17/21	21,610	21,581
4,7	Drive Auto Receivables Trust 2015-C	4.200%	9/15/21	15,845	15,831
4,6,7	Edsouth Indenture No 5 LLC 2015-1	0.991%	10/25/56	36,863	36,786
4,7	Enterprise Fleet Financing LLC Series 2012-2	0.930%	4/20/18	9,636	9,637
4,7	Enterprise Fleet Financing LLC Series 2015-1	1.740%	9/20/20	11,850	11,859
4,7	Enterprise Fleet Financing LLC Series 2015-2	2.090%	2/22/21	24,390	24,413
4,6	Fannie Mae Connecticut Avenue Securities 2015-C01	1.690%	2/25/25	4,591	4,601
4,6	Fannie Mae Connecticut Avenue Securities 2015-C01	1.690%	2/25/25	4,637	4,640
4,6	Fannie Mae Connecticut Avenue Securities 2015-C02	1.340%	5/25/25	5,679	5,668
4,6	Fannie Mae Connecticut Avenue Securities 2015-C02	1.391%	5/25/25	10,674	10,644
4,6	Fannie Mae Connecticut Avenue Securities 2015-C03	1.688%	7/25/25	18,060	18,107
4,6	Fannie Mae Connecticut Avenue Securities 2015-C03	1.689%	7/25/25	14,450	14,479
4,8	First Horizon Mortgage Pass-Through Trust 2006-AR3	2.063%	11/25/36	12,563	10,828
8	First Horizon Mortgage Pass-Through Trust 2006-AR4	2.593%	1/25/37	24,862	21,933
4	Ford Credit Auto Lease Trust 2013-A	1.010%	5/15/16	17,941	17,942
4	Ford Credit Auto Lease Trust 2013-A	1.280%	6/15/16	13,697	13,699
4	Ford Credit Auto Lease Trust 2014-A	1.160%	8/15/17	22,593	22,611
4	Ford Credit Auto Lease Trust 2015-A	1.310%	8/15/18	8,390	8,376
4	Ford Credit Auto Owner Trust 2013-C	1.680%	11/15/18	4,870	4,888
4	Ford Credit Auto Owner Trust 2013-D	1.540%	3/15/19	12,338	12,359
4	Ford Credit Auto Owner Trust 2013-D	1.720%	7/15/19	12,800	12,830
4,7	Ford Credit Auto Owner Trust 2014-1	2.260%	11/15/25	20,918	21,068
4,7	Ford Credit Auto Owner Trust 2014-1	2.410%	11/15/25	6,440	6,475
4,7	Ford Credit Auto Owner Trust 2014-2	2.310%	4/15/26	32,410	32,593
4,7	Ford Credit Auto Owner Trust 2014-2	2.510%	4/15/26	5,760	5,788
4,7	Ford Credit Auto Owner Trust 2015-1	2.120%	7/15/26	22,750	22,644
4,7	Ford Credit Auto Owner Trust 2015-2	2.440%	1/15/27	61,000	61,501
4	Ford Credit Auto Owner Trust 2015-B	2.040%	10/15/20	12,700	12,702
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-2	1.920%	1/15/19	26,574	26,846
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	1.490%	9/15/19	117,285	117,446
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	1.690%	9/15/19	7,100	7,123
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	2.140%	9/15/19	8,550	8,613
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-1	1.370%	1/15/18	25,544	25,593
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-1	1.820%	1/15/18	9,560	9,582
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.100%	6/15/20	6,180	6,228
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.290%	6/15/20	6,630	6,653
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.790%	6/15/20	2,650	2,685
4	Ford Credit Floorplan Master Owner Trust A Series
	2014-1	1.400%	2/15/19	10,238	10,226
4	Ford Credit Floorplan Master Owner Trust A Series
	2014-1	2.310%	2/15/21	4,473	4,505
4,6	Ford Credit Floorplan Master Owner Trust A Series
	2014-2	0.687%	2/15/21	9,200	9,209
4	Ford Credit Floorplan Master Owner Trust A Series
	2014-4	1.400%	8/15/19	68,275	68,350
4	Ford Credit Floorplan Master Owner Trust A Series
	2015-2	1.980%	1/15/22	9,396	9,412
4,7	FRS I LLC 2013-1A	1.800%	4/15/43	4,533	4,505
4,7	FRS I LLC 2013-1A	3.080%	4/15/43	28,448	28,575
4,6	GE Capital Credit Card Master Note Trust Series 2011-2	1.187%	5/15/19	49,966	50,069
4	GE Capital Credit Card Master Note Trust Series 2012-2	2.220%	1/15/22	72,000	72,954

5

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	GE Capital Credit Card Master Note Trust Series 2012-6	1.360%	8/17/20	89,890	89,917
4,6	GE Dealer Floorplan Master Note Trust Series 2012-2	0.938%	4/22/19	47,694	47,830
4,6	GE Dealer Floorplan Master Note Trust Series 2012-4	0.628%	10/20/17	24,789	24,792
4,6	GE Dealer Floorplan Master Note Trust Series 2015-2	0.838%	1/20/22	10,860	10,795
4,7	GM Financial Leasing Trust 2014-1A	1.760%	5/21/18	7,900	7,933
4	GM Financial Leasing Trust 2015-1	1.730%	6/20/19	6,350	6,367
4	GM Financial Leasing Trust 2015-2	2.420%	7/22/19	6,120	6,137
4	GM Financial Leasing Trust 2015-2	2.990%	7/22/19	5,440	5,455
4	GMACM Mortgage Loan Trust 2005-AR6	2.829%	11/19/35	4,417	4,211
4,7	GMF Floorplan Owner Revolving Trust 2015-1	1.650%	5/15/20	58,850	58,922
4,7	GMF Floorplan Owner Revolving Trust 2015-1	1.970%	5/15/20	6,570	6,582
4,7	Golden Credit Card Trust 2012-2A	1.770%	1/15/19	82,764	83,511
4,6,7	Golden Credit Card Trust 2015-1A	0.627%	2/15/20	59,900	59,843
4,7	Golden Credit Card Trust 2015-2A	2.020%	4/15/22	53,490	53,419
4,7	GRACE 2014-GRCE Mortgage Trust	3.369%	6/10/28	20,500	21,262
4,6	Granite Master Issuer plc Series 2007-1	0.328%	12/20/54	3,226	3,200
4,6	Granite Master Issuer plc Series 2007-2	0.266%	12/17/54	1,071	1,062
4,7	Great America Leasing Receivables 2013-1	1.160%	5/15/18	11,500	11,510
4,7	Great America Leasing Receivables 2015-1	2.020%	6/21/21	4,920	4,957
4,7	GS Mortgage Securities Trust 2010-C2	5.246%	12/10/43	3,530	3,874
4,7	GS Mortgage Securities Trust 2011-GC3	5.552%	3/10/44	2,280	2,534
4,7	GS Mortgage Securities Trust 2012-ALOHA	3.551%	4/10/34	28,666	29,933
4,7	GS Mortgage Securities Trust 2012-BWTR	2.954%	11/5/34	36,047	36,201
4,7	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	1,000	1,117
4	GS Mortgage Securities Trust 2013-GC13	4.037%	7/10/46	22,170	24,048
4	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	9,925	10,054
4	GS Mortgage Securities Trust 2013-GCJ12	3.777%	6/10/46	8,250	8,457
4	GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	22,429	23,352
4	GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	8,192	8,690
4	GS Mortgage Securities Trust 2013-GCJ14	4.243%	8/10/46	49,000	53,421
4	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	28,499	30,464
4	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	40,940	43,412
4	GS Mortgage Securities Trust 2014-GC24	4.507%	9/10/47	9,410	9,945
4	GS Mortgage Securities Trust 2014-GC24	4.528%	9/10/47	13,616	14,015
4	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	18,190	18,836
4	GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	9,730	9,878
4	GS Mortgage Securities Trust 2015-GC30	3.382%	5/10/50	16,885	17,227
4	GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	14,580	15,016
4	GS Mortgage Securities Trust 2015-GC32	4.549%	7/10/48	6,520	6,715
4	GS Mortgage Securities Trust 2015-GC32	4.559%	7/10/48	2,850	2,802
7	GTP Acquisition Partners I LLC	3.482%	6/16/25	26,340	26,209
4,7	Hertz Vehicle Financing LLC 2010-1A	3.740%	2/25/17	51,709	52,186
4,7	Hertz Vehicle Financing LLC 2011-1A	3.290%	3/25/18	55,039	56,511
4,7	Hertz Vehicle Financing LLC 2013-1A	1.830%	8/25/19	60,150	59,844
4,7	Hilton USA Trust 2013-HLT	2.662%	11/5/30	15,740	15,714
4,7	Hilton USA Trust 2013-HLT	3.367%	11/5/30	16,365	16,469
4,7	Hilton USA Trust 2013-HLT	3.714%	11/5/30	7,365	7,367
4,7	Houston Galleria Mall Trust 2015-HGLR	3.087%	3/5/37	30,910	30,486
4,7	Hyundai Auto Lease Securitization Trust 2014-A	1.300%	7/16/18	8,800	8,795
4,7	Hyundai Auto Lease Securitization Trust 2014-B	1.540%	12/17/18	10,100	10,090
4,7	Hyundai Auto Lease Securitization Trust 2015-A	1.650%	8/15/19	21,000	21,096
4,7	Hyundai Auto Lease Securitization Trust 2015-A	2.070%	11/15/19	21,250	21,293
4,7	Hyundai Auto Lease Securitization Trust 2015-B	2.210%	5/15/20	16,395	16,437
4	Hyundai Auto Receivables Trust 2012-B	1.950%	10/15/18	8,051	8,097
4	Hyundai Auto Receivables Trust 2013-B	1.450%	2/15/19	5,805	5,817
4	Hyundai Auto Receivables Trust 2013-B	2.480%	9/16/19	9,790	9,924
4	Hyundai Auto Receivables Trust 2013-C	2.480%	3/15/19	6,500	6,589
4	Hyundai Auto Receivables Trust 2013-C	3.090%	1/15/20	5,470	5,605
4	Hyundai Auto Receivables Trust 2014-A	2.020%	8/15/19	8,350	8,341
4	Hyundai Auto Receivables Trust 2014-A	2.530%	7/15/20	5,710	5,762
4	Hyundai Auto Receivables Trust 2014-B	2.100%	11/15/19	10,050	10,034
4,6,7	Hyundai Floorplan Master Owner Trust Series 2013-1	0.837%	5/15/18	8,950	8,953
4,7	Icon Brands Holdings LLC 2012-1	4.229%	1/25/43	16,054	16,111
6	Illinois Student Assistance Commission Series 2010-1	1.345%	4/25/22	15,426	15,429

6

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,6,7	Invitation Homes 2014-SFR1 Trust	1.686%	6/17/31	24,491	24,317
4,6,7	Invitation Homes 2014-SFR2 Trust	1.288%	9/17/31	11,731	11,622
4,6,7	Invitation Homes 2014-SFR2 Trust	1.788%	9/17/31	8,980	8,905
4,6,7	Invitation Homes 2015-SFR2 Trust	1.538%	6/17/32	7,376	7,387
4,7	Irvine Core Office Trust 2013-IRV	3.173%	5/15/48	14,450	14,551
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP6	5.471%	4/15/43	28,099	28,573
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP7	5.905%	4/15/45	33,710	34,715
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-C1	5.716%	2/15/51	4,812	5,108
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-CIBC20	5.746%	2/12/51	43,541	46,483
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP10	5.439%	1/15/49	38,979	41,007
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP12	5.850%	2/15/51	29,024	30,960
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2009-IWST	5.633%	12/5/27	6,185	7,058
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C1	4.608%	6/15/43	2,300	2,417
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	3.616%	11/15/43	3,300	3,431
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	4.070%	11/15/43	3,140	3,347
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.502%	11/15/43	7,100	7,617
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.502%	11/15/43	6,225	6,829
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.388%	2/15/46	17,600	18,695
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.717%	2/15/46	26,091	28,717
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	5.360%	2/15/46	2,930	3,192
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C5	5.323%	8/15/46	4,100	4,729
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C6	3.507%	5/15/45	18,490	19,414
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	2.829%	10/15/45	13,145	13,172
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	3.424%	10/15/45	4,030	4,096
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-CIBX	4.271%	6/15/45	27,000	28,902
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-HSBC	3.093%	7/5/32	5,850	5,944
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-LC9	2.840%	12/15/47	40,130	40,233
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C13	3.994%	1/15/46	14,110	15,108
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.674%	12/15/46	9,630	10,146
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.881%	12/15/46	1,300	1,380
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.166%	12/15/46	9,700	10,516
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.517%	12/15/46	14,600	15,860
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.944%	12/15/46	21,150	23,041
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	5.009%	12/15/46	9,770	10,349

7

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	1.855%	4/15/46	4,866	4,880
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	2.960%	4/15/46	11,321	11,354
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	3.664%	7/15/45	17,080	17,947
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	4.025%	7/15/45	7,520	7,963
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	3.019%	8/15/46	16,345	16,899
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	3.761%	8/15/46	17,400	18,436
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	4.133%	8/15/46	11,000	11,909
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	2.977%	11/15/45	24,290	25,070
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	3.659%	11/15/45	4,050	4,266
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	4.131%	11/15/45	27,200	29,434
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	4.927%	11/15/45	17,820	19,258
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	5.081%	11/15/45	13,360	14,273
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C17	4.199%	1/15/47	22,300	24,201
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.079%	2/15/47	18,600	19,956
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.439%	2/15/47	12,950	13,941
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.810%	2/15/47	13,200	14,217
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.810%	2/15/47	5,850	6,070
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C21	3.428%	8/15/47	8,370	8,670
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C24	3.639%	11/15/47	10,310	10,672
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C26	3.494%	1/15/48	44,910	45,845
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	3.559%	7/15/48	8,089	8,399
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	3.822%	7/15/48	40,150	41,884
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	4.226%	7/15/48	15,901	16,585
6	Kentucky Higher Education Student Loan Corp. 2013-2	0.787%	9/1/28	11,297	11,246
4,6,7	Kildare Securities Ltd. 2007-1A	0.402%	12/10/43	1,393	1,387
4,7	Ladder Capital Commercial Mortgage 2013-GCP
	Mortgage Trust	3.388%	5/15/31	18,640	19,358
4,6,7	Lanark Master Issuer plc 2012-2A	1.684%	12/22/54	21,885	21,964
4,6,7	Lanark Master Issuer plc 2013-1A	0.784%	12/22/54	14,833	14,818
4	LB-UBS Commercial Mortgage Trust 2006-C3	5.641%	3/15/39	55,257	56,098
4	LB-UBS Commercial Mortgage Trust 2006-C6	5.342%	9/15/39	20,879	21,589
4	LB-UBS Commercial Mortgage Trust 2006-C7	5.347%	11/15/38	9,718	10,102
4	LB-UBS Commercial Mortgage Trust 2007-C2	5.387%	2/15/40	29,007	30,637
4	LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	26,932	29,123
4,7	Macquarie Equipment Funding Trust 2012-A	0.850%	10/22/18	4,640	4,643
4,7	Madison Avenue Trust 2013-650M	3.843%	10/12/32	12,460	13,327
4,7	Master Credit Card Trust 2012-2A	1.970%	4/21/17	3,900	3,907
4,7	Master Credit Card Trust 2013-3A	2.280%	1/22/18	4,219	4,221
4	MASTR Adjustable Rate Mortgages Trust 2004-3	2.188%	4/25/34	1,650	1,525
4,6	MBNA Credit Card Master Note Trust 2004-A3	0.447%	8/16/21	89,145	88,749
4	Mercedes-Benz Auto Receivables Trust 2015-1	1.750%	12/15/21	21,700	21,675

8

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,7	Mercedes-Benz Master Owner Trust 2012-A	0.790%	11/15/17	34,300	34,311
4,6,7	Mercedes-Benz Master Owner Trust 2015-B	0.567%	4/15/20	9,160	9,162
4	Merrill Lynch Mortgage Investors Trust MLMI Series
	2003-A2	1.943%	2/25/33	2,621	2,542
4	Merrill Lynch Mortgage Investors Trust MLMI Series
	2003-A4	2.715%	7/25/33	804	796
4	Merrill Lynch Mortgage Trust 2006-C2	5.739%	8/12/43	10,899	11,212
4	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	8,372	8,993
4,7	Miramax LLC 2014-1A	3.340%	7/20/26	3,993	4,016
4	ML-CFC Commercial Mortgage Trust 2006-2	5.868%	6/12/46	8,019	8,200
4	ML-CFC Commercial Mortgage Trust 2007-6	5.331%	3/12/51	6,741	6,734
4,7	MMAF Equipment Finance LLC 2009-A	3.510%	1/15/30	3,057	3,066
4,7	MMAF Equipment Finance LLC 2011-A	2.100%	7/15/17	14,389	14,463
4,7	MMAF Equipment Finance LLC 2011-A	3.040%	8/15/28	27,566	28,240
4,7	MMAF Equipment Finance LLC 2012-A	1.980%	6/10/32	13,700	13,822
4,7	MMAF Equipment Finance LLC 2015-A	2.490%	2/19/36	33,860	33,935
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.176%	8/15/45	21,300	21,891
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.792%	8/15/45	2,000	2,088
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C6	2.858%	11/15/45	5,700	5,733
4,7	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-CKSV	3.277%	10/15/30	21,775	21,734
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C10	4.082%	7/15/46	27,100	29,307
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	3.085%	8/15/46	22,116	22,881
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	4.215%	8/15/46	45,116	49,165
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C12	3.824%	10/15/46	8,080	8,600
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C13	4.039%	11/15/46	8,300	8,916
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	2.918%	2/15/46	6,400	6,403
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	3.214%	2/15/46	2,940	2,995
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C9	3.102%	5/15/46	27,425	27,711
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.064%	2/15/47	16,600	17,790
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.384%	2/15/47	17,500	18,795
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C15	4.051%	4/15/47	6,870	7,351
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	3.892%	6/15/47	27,350	28,917
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.094%	6/15/47	9,540	10,024
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.325%	6/15/47	12,300	12,967
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.758%	6/15/47	12,300	12,832
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C17	3.741%	8/15/47	19,580	20,455
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C17	4.011%	8/15/47	5,340	5,575
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C18	3.923%	10/15/47	11,150	11,792
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C19	3.326%	12/15/47	14,610	15,089
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C19	3.526%	12/15/47	6,390	6,556

9

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C20	3.069%	2/15/48	8,060	8,193
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C20	3.249%	2/15/48	4,475	4,487
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C22	3.306%	4/15/48	23,040	23,170
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C23	3.719%	7/15/50	24,660	25,625
4,±	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C24	3.479%	8/15/47	20,280	20,595
4,±	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C24	3.732%	8/15/47	20,280	21,004
4	Morgan Stanley Capital I Trust 2006-HQ9	5.728%	7/12/44	51,471	53,133
4	Morgan Stanley Capital I Trust 2006-IQ12	5.319%	12/15/43	10,844	11,270
4	Morgan Stanley Capital I Trust 2007-IQ15	5.908%	6/11/49	35,458	37,734
4	Morgan Stanley Capital I Trust 2007-IQ16	5.688%	12/12/49	46,878	49,981
4	Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	16,052	16,593
4	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	2,500	2,612
4,7	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	17,045	17,283
4,7	Morgan Stanley Capital I Trust 2014-150E	3.912%	9/9/32	27,955	29,380
4,7	Morgan Stanley Capital I Trust 2014-CPT	3.350%	7/13/29	24,440	25,295
4,7	Morgan Stanley Capital I Trust 2015-420	3.727%	10/11/50	31,420	32,195
4	Morgan Stanley Mortgage Loan Trust 2006-8AR	2.128%	6/25/36	11,281	9,755
4,6	Navient Student Loan Trust 2014-1	0.941%	2/25/39	5,940	5,842
4,6	Navient Student Loan Trust 2015-1	0.790%	4/25/40	8,650	8,353
4,6	Navient Student Loan Trust 2015-3	0.839%	6/26/56	23,540	23,498
4,6	New Mexico Educational Assistance Foundation 2013-1	0.887%	1/2/25	24,569	24,573
4	Nissan Auto Lease Trust 2015-A	1.580%	5/17/21	5,380	5,389
4	Nissan Auto Receivables 2015-B Owner Trust	1.790%	1/17/22	7,870	7,864
4,6	Nissan Master Owner Trust Receivables Series 2013-A	0.487%	2/15/18	20,441	20,436
4	Nissan Master Owner Trust Receivables Series 2015-A	1.440%	1/15/20	12,139	12,121
6	North Carolina State Education Assistance Authority
	2011-1	1.181%	1/26/26	22,661	22,609
4,6	North Carolina State Education Assistance Authority
	2011-2	1.076%	7/25/25	5,211	5,197
4,7	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	10,065	11,206
4,6,7	PFS Financing Corp. 2014-AA	0.787%	2/15/19	8,300	8,294
4,6,7	PFS Financing Corp. 2015-AA	0.807%	4/15/20	10,150	10,066
4,7	Porsche Innovative Lease Owner Trust 2015-1	1.430%	5/21/21	14,440	14,429
4,7	Progress Residential 2015-SFR2 Trust	2.740%	6/12/32	7,320	7,248
4,6,7	Resimac MBS Trust 2014-1A	0.988%	12/12/45	16,774	16,774
4,8	RFMSI Series 2006-SA2 Trust	3.585%	8/25/36	23,610	21,213
4,8	RFMSI Series 2006-SA3 Trust	3.615%	9/25/36	8,416	7,044
	Royal Bank of Canada	1.875%	2/5/20	24,700	24,585
4	Santander Drive Auto Receivables Trust 2013-2	1.950%	3/15/19	24,054	24,175
4	Santander Drive Auto Receivables Trust 2013-5	1.550%	10/15/18	7,946	7,966
4	Santander Drive Auto Receivables Trust 2015-3	1.490%	6/17/19	15,520	15,547
4	Santander Drive Auto Receivables Trust 2015-3	3.490%	5/17/21	14,985	15,053
4,6,7	Silver Bay Realty 2014-1 Trust	1.186%	9/17/31	10,995	10,835
4,6,7	Silver Bay Realty 2014-1 Trust	1.636%	9/17/31	6,500	6,415
4,6	SLM Student Loan Trust 2005-5	0.395%	4/25/25	39,070	38,906
4,6	SLM Student Loan Trust 2005-9	0.415%	1/27/25	13,793	13,761
4,6	SLM Student Loan Trust 2006-5	0.405%	1/25/27	24,500	24,297
4,6	SLM Student Loan Trust 2006-6	0.405%	10/27/25	36,118	35,876
4,6	SLM Student Loan Trust 2007-1	0.385%	1/26/26	66,950	65,668
4,6,7	SLM Student Loan Trust 2011-A	1.187%	10/15/24	5,238	5,249
4,7	SLM Student Loan Trust 2011-A	4.370%	4/17/28	12,100	12,826
4,7	SLM Student Loan Trust 2011-B	3.740%	2/15/29	60,000	63,043
4,6,7	SLM Student Loan Trust 2011-C	1.587%	12/15/23	3,703	3,711
4,7	SLM Student Loan Trust 2011-C	4.540%	10/17/44	22,200	23,826
4,6,7	SLM Student Loan Trust 2012-B	1.287%	12/15/21	1,158	1,159
4,7	SLM Student Loan Trust 2012-B	3.480%	10/15/30	15,048	15,445
4,6,7	SLM Student Loan Trust 2012-E	0.937%	10/16/23	9,670	9,688
4,6,7	SLM Student Loan Trust 2013-1	1.237%	5/17/27	24,000	23,992

10

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,7	SLM Student Loan Trust 2013-1	2.500%	3/15/47	8,000	7,722
4,6	SLM Student Loan Trust 2013-6	0.840%	6/26/28	19,400	19,217
4,7	SLM Student Loan Trust 2013-B	1.850%	6/17/30	14,650	14,495
4,7	SLM Student Loan Trust 2013-B	3.000%	5/16/44	14,700	14,465
4,7	SLM Student Loan Trust 2013-C	3.500%	6/15/44	5,860	5,874
4,6	SLM Student Loan Trust 2014-1	0.790%	2/26/29	10,900	10,883
4,7	SLM Student Loan Trust 2014-A	2.590%	1/15/26	4,500	4,576
4,7	SLM Student Loan Trust 2014-A	3.500%	11/15/44	4,100	4,047
4	SMART ABS Series 2012-4US Trust	0.970%	3/14/17	9,008	9,000
4	SMART ABS Series 2012-4US Trust	1.250%	8/14/18	9,023	9,026
4	SMART ABS Series 2013-1US Trust	1.050%	10/14/18	18,344	18,309
4,7	Sonic Capital LLC 2011-1A	5.438%	5/20/41	13,012	13,601
4,6	South Carolina Student Loan Corp. Revenue 2010-1	1.295%	7/25/25	22,828	22,979
4,7	SpareBank 1 Boligkreditt AS	1.750%	11/15/20	24,490	24,266
7	Stadshypotek AB	1.750%	4/9/20	35,833	35,318
4,6,7	SWAY Residential 2014-1 Trust	1.486%	1/17/32	22,706	22,541
4	Synchrony Credit Card Master Note Trust 2015-1	2.370%	3/15/23	14,500	14,721
4,7	Tidewater Auto Receivables Trust 2014-AA	1.400%	7/15/18	4,000	4,002
4,7	TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	22,300	22,970
7	Toronto-Dominion Bank	1.950%	4/2/20	35,735	35,571
4,6,7	Trade MAPS 1 Ltd. 2013-1A	0.889%	12/10/18	29,820	29,853
4,6,7	Trade MAPS 1 Ltd. 2013-1A	1.438%	12/10/18	5,640	5,645
4,6,7	Trade MAPS 1 Ltd. 2013-1A	2.438%	12/10/18	3,095	3,086
4,6,7	Trafigura Securitisation Finance plc 2014-1A	1.137%	10/15/21	20,770	20,742
4	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	1,250	1,343
4,7	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	24,595	25,349
4	UBS-Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	8,915	8,907
4,7	VNO 2012-6AVE Mortgage Trust	2.996%	11/15/30	13,250	13,303
4,7	VNO 2013-PENN Mortgage Trust	3.808%	12/13/29	11,130	11,766
4,7	VNO 2013-PENN Mortgage Trust	3.947%	12/13/29	3,270	3,459
4,7	VNO 2013-PENN Mortgage Trust	3.947%	12/13/29	2,450	2,561
4,7	Volkswagen Credit Auto Master Owner Trust 2014-1A	1.400%	7/22/19	39,464	39,500
4,7	Volvo Financial Equipment LLC Series 2012-1	2.380%	9/16/19	5,350	5,352
4,7	Volvo Financial Equipment LLC Series 2015-1A	1.910%	1/15/20	9,160	9,210
4	Wachovia Bank Commercial Mortgage Trust Series
	2006-C27	5.765%	7/15/45	7,656	7,859
4	Wachovia Bank Commercial Mortgage Trust Series
	2006-C28	5.559%	10/15/48	20,130	20,924
4	Wachovia Bank Commercial Mortgage Trust Series
	2006-C28	5.572%	10/15/48	40,404	41,765
4	Wachovia Bank Commercial Mortgage Trust Series
	2006-C29	5.297%	11/15/48	34,739	36,167
4	WaMu Mortgage Pass-Through Certificates Series
	2002-AR18	2.515%	1/25/33	215	216
4	WaMu Mortgage Pass-Through Certificates Series
	2003-AR7	2.414%	8/25/33	1,331	1,324
4	WaMu Mortgage Pass-Through Certificates Series
	2003-AR9	2.411%	9/25/33	1,878	1,897
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	29,967	30,190
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	1,650	1,703
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	3.928%	7/15/46	8,075	8,633
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.218%	7/15/46	34,646	37,610
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.300%	7/15/46	4,906	5,294
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.477%	8/15/50	17,100	17,808
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%	8/15/50	43,100	45,384
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.020%	8/15/50	7,100	7,454
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.322%	8/15/50	12,250	12,736
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.458%	8/15/50	6,830	6,836
4	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.244%	12/15/47	31,900	32,674
4	Wells Fargo Commercial Mortgage Trust 2015-C26	2.991%	2/15/48	13,450	13,543
4	Wells Fargo Commercial Mortgage Trust 2015-C26	3.166%	2/15/48	16,400	16,348
4	Wells Fargo Commercial Mortgage Trust 2015-C27	3.278%	2/15/48	8,570	8,782
4	Wells Fargo Commercial Mortgage Trust 2015-C27	3.451%	2/15/48	16,620	16,933
4	Wells Fargo Commercial Mortgage Trust 2015-C29	3.400%	6/15/48	4,194	4,320

11

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%	6/15/48	31,575	32,568
4	Wells Fargo Commercial Mortgage Trust 2015-C29	4.225%	6/15/48	12,420	11,959
4	Wells Fargo Commercial Mortgage Trust 2015-C30	3.411%	9/15/48	34,310	34,653
4	Wells Fargo Commercial Mortgage Trust 2015-C30	3.664%	9/15/48	20,610	21,227
4	Wells Fargo Commercial Mortgage Trust 2015-C30	4.067%	9/15/48	17,222	17,737
4	Wells Fargo Commercial Mortgage Trust 2015-C30	4.646%	9/15/48	6,130	6,028
4,8	Wells Fargo Mortgage Backed Securities 2006-AR14	2.633%	10/25/36	20,611	19,299
4,7	Wendys Funding LLC 2015-1	4.080%	6/15/45	16,330	16,318
7	Westpac Banking Corp.	2.000%	3/3/20	24,850	24,813
4,7	WFLD 2014-MONT Mortgage Trust	3.755%	8/10/31	38,950	40,381
4,7	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	11,545	12,606
4	WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	10,955	10,971
4	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	11,630	12,100
4	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	5,056	5,394
4	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	4,400	4,459
4	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	23,790	23,876
4	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	2,860	2,923
4	WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	2,230	2,264
4	WFRBS Commercial Mortgage Trust 2013-C15	2.900%	8/15/46	7,946	8,189
4	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	22,490	23,807
4	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	2,800	3,029
4	WFRBS Commercial Mortgage Trust 2013-C16	4.415%	9/15/46	14,650	16,128
4	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	3,500	3,672
4	WFRBS Commercial Mortgage Trust 2013-C17	4.023%	12/15/46	9,770	10,469
4	WFRBS Commercial Mortgage Trust 2013-C18	3.027%	12/15/46	8,940	9,253
4	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	6,710	7,080
4	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	25,260	27,329
4	WFRBS Commercial Mortgage Trust 2013-C18	4.671%	12/15/46	5,775	6,250
4	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	20,984	22,596
4	WFRBS Commercial Mortgage Trust 2014-C20	3.638%	5/15/47	21,637	22,745
4	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	22,270	23,875
4	WFRBS Commercial Mortgage Trust 2014-C20	4.513%	5/15/47	4,500	4,543
4	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	32,990	34,399
4	WFRBS Commercial Mortgage Trust 2014-C21	3.891%	8/15/47	7,130	7,417
4	WFRBS Commercial Mortgage Trust 2014-C21	4.234%	8/15/47	12,290	12,144
4	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	4,980	5,272
4	WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	2,100	2,196
4	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	22,500	24,202
4	World Financial Network Credit Card Master Note Trust
	Series 2013-A	1.610%	12/15/21	19,000	19,085
4,6	World Financial Network Credit Card Master Note Trust
	Series 2015-A	0.667%	2/15/22	20,670	20,636
4	World Omni Automobile Lease Securitization Trust
	2015-A	1.730%	12/15/20	6,555	6,559

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $10,267,600)					10,302,854

Corporate Bonds (61.8%)
Finance (29.1%)
	Banking (23.5%)
	Abbey National Treasury Services plc	4.000%	4/27/16	35,212	36,009
	Abbey National Treasury Services plc	1.375%	3/13/17	93,971	94,049
	Abbey National Treasury Services plc	1.650%	9/29/17	5,280	5,294
	Abbey National Treasury Services plc	3.050%	8/23/18	45,920	47,633
	Abbey National Treasury Services plc	2.350%	9/10/19	8,485	8,543
	Abbey National Treasury Services plc	2.375%	3/16/20	78,145	78,285
7	ABN AMRO Bank NV	4.250%	2/2/17	28,452	29,626
7	ABN AMRO Bank NV	1.800%	6/4/18	28,325	28,327
7	ABN AMRO Bank NV	2.500%	10/30/18	22,475	22,827
	American Express Centurion Bank	6.000%	9/13/17	64,650	70,462
	American Express Co.	6.150%	8/28/17	19,963	21,807
	American Express Co.	7.000%	3/19/18	22,315	25,257
	American Express Credit Corp.	2.750%	9/15/15	55,697	55,829
	American Express Credit Corp.	2.800%	9/19/16	56,170	57,303

12

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	American Express Credit Corp.	2.375%	3/24/17	31,210	31,732
	American Express Credit Corp.	1.550%	9/22/17	11,440	11,445
	American Express Credit Corp.	2.125%	3/18/19	17,349	17,439
	American Express Credit Corp.	2.250%	8/15/19	24,247	24,326
	American Express Credit Corp.	2.375%	5/26/20	34,000	33,861
7	ANZ New Zealand International Ltd.	1.750%	3/29/18	29,305	29,284
	Australia & New Zealand Banking Group Ltd.	0.900%	2/12/16	19,500	19,538
7	Australia & New Zealand Banking Group Ltd.	3.250%	3/1/16	28,325	28,735
	Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	53,942	54,589
	Australia & New Zealand Banking Group Ltd.	1.450%	5/15/18	16,600	16,538
7	Australia & New Zealand Banking Group Ltd.	4.500%	3/19/24	36,815	37,347
7	Banco Votorantim SA	5.250%	2/11/16	11,720	11,877
	Bank of America Corp.	3.700%	9/1/15	5,940	5,952
	Bank of America Corp.	1.500%	10/9/15	24,336	24,364
	Bank of America Corp.	3.625%	3/17/16	32,076	32,610
	Bank of America Corp.	6.050%	5/16/16	33,472	34,652
	Bank of America Corp.	3.750%	7/12/16	52,549	53,789
	Bank of America Corp.	6.500%	8/1/16	81,244	85,301
	Bank of America Corp.	5.420%	3/15/17	21,197	22,383
	Bank of America Corp.	5.700%	5/2/17	6,525	6,922
	Bank of America Corp.	6.400%	8/28/17	14,568	15,900
	Bank of America Corp.	6.000%	9/1/17	43,443	47,037
	Bank of America Corp.	5.750%	12/1/17	63,938	69,444
	Bank of America Corp.	2.000%	1/11/18	56,895	57,100
	Bank of America Corp.	6.875%	4/25/18	51,349	57,878
	Bank of America Corp.	5.650%	5/1/18	15,500	16,962
	Bank of America Corp.	1.950%	5/12/18	29,300	29,325
	Bank of America Corp.	1.750%	6/5/18	53,480	53,351
	Bank of America Corp.	2.600%	1/15/19	117,339	118,827
	Bank of America Corp.	2.250%	4/21/20	14,530	14,296
	Bank of America NA	1.125%	11/14/16	63,100	63,121
	Bank of America NA	1.250%	2/14/17	19,100	19,086
	Bank of America NA	5.300%	3/15/17	9,760	10,318
	Bank of America NA	6.100%	6/15/17	6,429	6,919
	Bank of America NA	1.650%	3/26/18	70,815	70,656
	Bank of Montreal	2.500%	1/11/17	18,545	18,936
	Bank of Montreal	1.300%	7/14/17	19,000	19,014
	Bank of Montreal	1.400%	9/11/17	25,675	25,671
	Bank of Montreal	1.450%	4/9/18	10,670	10,623
	Bank of Montreal	1.400%	4/10/18	31,155	31,002
	Bank of Montreal	1.800%	7/31/18	36,610	36,632
	Bank of New York Mellon Corp.	2.300%	7/28/16	8,594	8,723
	Bank of New York Mellon Corp.	2.400%	1/17/17	28,950	29,491
	Bank of New York Mellon Corp.	1.969%	6/20/17	8,100	8,217
	Bank of New York Mellon Corp.	2.100%	1/15/19	3,460	3,467
	Bank of New York Mellon Corp.	2.200%	5/15/19	43,940	44,249
	Bank of New York Mellon Corp.	2.300%	9/11/19	29,290	29,352
	Bank of New York Mellon Corp.	2.150%	2/24/20	21,000	20,833
	Bank of Nova Scotia	2.050%	10/7/15	14,618	14,662
	Bank of Nova Scotia	0.750%	10/9/15	29,298	29,326
	Bank of Nova Scotia	1.375%	7/15/16	38,978	39,204
	Bank of Nova Scotia	2.550%	1/12/17	90,083	91,975
	Bank of Nova Scotia	1.250%	4/11/17	9,765	9,787
	Bank of Nova Scotia	1.300%	7/21/17	21,154	21,177
	Bank of Nova Scotia	1.375%	12/18/17	31,425	31,394
	Bank of Nova Scotia	1.450%	4/25/18	46,055	45,899
	Bank of Nova Scotia	1.700%	6/11/18	37,000	37,023
	Bank of Nova Scotia	2.050%	10/30/18	68,761	69,304
	Bank of Nova Scotia	2.050%	6/5/19	10,850	10,940
7	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/10/19	11,750	11,797
7	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/5/20	39,075	38,934
	Barclays Bank plc	5.000%	9/22/16	15,695	16,404
	Barclays Bank plc	2.500%	2/20/19	51,925	52,482
	Barclays Bank plc	6.750%	5/22/19	27,855	32,465

13

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Barclays plc	2.750%	11/8/19	54,965	55,000
	Barclays plc	2.875%	6/8/20	24,420	24,344
	BB&T Corp.	5.200%	12/23/15	21,527	21,859
	BB&T Corp.	3.200%	3/15/16	14,240	14,427
	BB&T Corp.	2.150%	3/22/17	69,521	70,519
	BB&T Corp.	4.900%	6/30/17	9,750	10,287
	BB&T Corp.	1.600%	8/15/17	6,820	6,837
	BB&T Corp.	2.050%	6/19/18	18,058	18,256
	BB&T Corp.	2.450%	1/15/20	24,415	24,563
	Bear Stearns Cos. LLC	5.300%	10/30/15	22,331	22,567
	Bear Stearns Cos. LLC	5.550%	1/22/17	24,436	25,788
	Bear Stearns Cos. LLC	6.400%	10/2/17	38,076	41,768
	Bear Stearns Cos. LLC	7.250%	2/1/18	21,551	24,331
	BNP Paribas SA	3.600%	2/23/16	84,830	86,097
	BNP Paribas SA	1.375%	3/17/17	46,900	46,916
	BNP Paribas SA	2.375%	9/14/17	88,726	90,196
	BNP Paribas SA	2.700%	8/20/18	70,011	71,664
	BNP Paribas SA	2.400%	12/12/18	2,850	2,881
	BPCE SA	1.625%	2/10/17	27,780	27,943
	BPCE SA	1.613%	7/25/17	17,366	17,413
	BPCE SA	1.625%	1/26/18	9,770	9,762
	BPCE SA	2.500%	12/10/18	77,265	78,440
	BPCE SA	2.250%	1/27/20	14,785	14,708
9,±	BPCE SA	3.500%	4/24/20	16,150	11,650
	Branch Banking & Trust Co.	5.625%	9/15/16	9,510	9,967
	Branch Banking & Trust Co.	1.000%	4/3/17	25,400	25,284
	Branch Banking & Trust Co.	1.350%	10/1/17	29,280	29,232
7	Caisse Centrale Desjardins	1.750%	1/29/18	68,370	68,341
	Canadian Imperial Bank of Commerce	1.550%	1/23/18	27,065	27,099
	Capital One Bank USA NA	1.150%	11/21/16	11,720	11,663
	Capital One Bank USA NA	1.200%	2/13/17	8,750	8,708
	Capital One Bank USA NA	2.150%	11/21/18	11,650	11,581
	Capital One Bank USA NA	2.250%	2/13/19	24,420	24,252
	Capital One Bank USA NA	2.300%	6/5/19	32,965	32,718
	Capital One Financial Corp.	6.150%	9/1/16	4,335	4,545
	Capital One Financial Corp.	2.450%	4/24/19	25,525	25,529
	Capital One Financial Corp.	3.200%	2/5/25	7,200	6,794
	Capital One NA	1.500%	9/5/17	17,570	17,445
	Capital One NA	1.650%	2/5/18	27,200	27,017
	Capital One NA	1.500%	3/22/18	60,395	59,705
	Capital One NA	2.400%	9/5/19	16,790	16,663
	Citigroup Inc.	1.250%	1/15/16	3,941	3,948
	Citigroup Inc.	1.300%	4/1/16	13,644	13,672
	Citigroup Inc.	3.953%	6/15/16	54,042	55,327
	Citigroup Inc.	5.850%	8/2/16	8,595	8,988
	Citigroup Inc.	4.450%	1/10/17	51,479	53,644
	Citigroup Inc.	1.350%	3/10/17	7,914	7,907
	Citigroup Inc.	1.550%	8/14/17	13,826	13,788
	Citigroup Inc.	6.125%	11/21/17	53,745	58,858
	Citigroup Inc.	1.850%	11/24/17	60,550	60,688
	Citigroup Inc.	1.800%	2/5/18	36,140	36,081
	Citigroup Inc.	1.700%	4/27/18	83,010	82,510
	Citigroup Inc.	1.750%	5/1/18	68,076	67,719
	Citigroup Inc.	6.125%	5/15/18	9,760	10,835
	Citigroup Inc.	2.150%	7/30/18	12,353	12,397
	Citigroup Inc.	2.500%	9/26/18	61,030	61,791
	Citigroup Inc.	2.550%	4/8/19	59,260	59,850
	Citigroup Inc.	2.500%	7/29/19	21,060	21,127
[4,7,10]	Colonial BancGroup Inc.	7.114%	5/29/49	25,100	ca
	Comerica Bank	5.750%	11/21/16	17,000	17,957
	Comerica Bank	5.200%	8/22/17	6,825	7,267
	Commonwealth Bank of Australia	1.250%	9/18/15	33,150	33,183
	Commonwealth Bank of Australia	1.125%	3/13/17	9,750	9,758
	Commonwealth Bank of Australia	1.400%	9/8/17	53,400	53,507

14

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Commonwealth Bank of Australia	1.900%	9/18/17	19,030	19,267
	Commonwealth Bank of Australia	1.625%	3/12/18	23,445	23,545
	Commonwealth Bank of Australia	2.500%	9/20/18	64,205	65,668
	Commonwealth Bank of Australia	2.250%	3/13/19	57,815	58,328
	Commonwealth Bank of Australia	2.300%	9/6/19	34,200	34,315
	Commonwealth Bank of Australia	2.300%	3/12/20	21,490	21,524
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	89,189	92,094
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	1.700%	3/19/18	46,263	46,325
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.250%	1/14/19	76,230	76,851
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.250%	1/14/20	25,125	25,089
11	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.750%	11/9/20	19,526	23,600
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.375%	8/4/25	8,370	8,416
	Countrywide Financial Corp.	6.250%	5/15/16	37,914	39,289
	Credit Suisse	1.375%	5/26/17	46,525	46,489
	Credit Suisse	1.750%	1/29/18	40,800	40,773
	Credit Suisse	1.700%	4/27/18	58,595	58,273
	Credit Suisse	2.300%	5/28/19	69,795	70,136
	Credit Suisse	4.375%	8/5/20	2,030	2,216
7	Credit Suisse Group Funding Guernsey Ltd.	2.750%	3/26/20	14,655	14,570
	Credit Suisse USA Inc.	5.125%	8/15/15	45,875	45,930
7	Danske Bank A/S	3.875%	4/14/16	34,300	34,987
	Deutsche Bank AG	3.250%	1/11/16	38,861	39,276
	Deutsche Bank AG	1.400%	2/13/17	93,890	93,577
	Deutsche Bank AG	6.000%	9/1/17	97,907	106,207
	Deutsche Bank AG	1.875%	2/13/18	56,405	56,263
	Deutsche Bank AG	2.500%	2/13/19	21,485	21,649
	Discover Bank	3.100%	6/4/20	24,430	24,522
	Fifth Third Bank	0.900%	2/26/16	24,395	24,413
	Fifth Third Bank	2.375%	4/25/19	25,627	25,772
	First Horizon National Corp.	5.375%	12/15/15	31,966	32,404
	First Republic Bank	2.375%	6/17/19	47,605	47,604
	Goldman Sachs Group Inc.	3.700%	8/1/15	50,099	50,103
	Goldman Sachs Group Inc.	5.350%	1/15/16	43,487	44,359
	Goldman Sachs Group Inc.	3.625%	2/7/16	4,999	5,068
	Goldman Sachs Group Inc.	5.625%	1/15/17	37,115	39,186
12	Goldman Sachs Group Inc.	6.125%	5/14/17	37,400	62,532
	Goldman Sachs Group Inc.	6.250%	9/1/17	73,865	80,666
	Goldman Sachs Group Inc.	5.950%	1/18/18	108,310	118,834
	Goldman Sachs Group Inc.	2.375%	1/22/18	80,630	81,806
	Goldman Sachs Group Inc.	6.150%	4/1/18	31,713	35,128
	Goldman Sachs Group Inc.	2.900%	7/19/18	76,640	78,682
9	Goldman Sachs Group Inc.	5.000%	8/8/18	12,310	9,397
	Goldman Sachs Group Inc.	2.625%	1/31/19	68,810	69,978
	Goldman Sachs Group Inc.	2.550%	10/23/19	27,660	27,797
7	HSBC Bank plc	1.500%	5/15/18	17,965	17,913
	HSBC Bank USA NA	6.000%	8/9/17	10,110	10,952
	HSBC USA Inc.	1.500%	11/13/17	7,190	7,173
	HSBC USA Inc.	1.625%	1/16/18	56,555	56,484
	HSBC USA Inc.	2.625%	9/24/18	36,735	37,488
	HSBC USA Inc.	2.250%	6/23/19	29,545	29,495
	HSBC USA Inc.	2.375%	11/13/19	48,435	48,434
	HSBC USA Inc.	2.350%	3/5/20	19,540	19,426
	Huntington Bancshares Inc.	2.600%	8/2/18	43,955	44,516
	Huntington National Bank	1.375%	4/24/17	25,150	25,038
	Huntington National Bank	2.000%	6/30/18	53,720	53,769
7	ING Bank NV	3.750%	3/7/17	66,683	69,112
7	ING Bank NV	2.450%	3/16/20	39,075	39,255
	Intesa Sanpaolo SPA	3.125%	1/15/16	59,065	59,532
	Intesa Sanpaolo SPA	2.375%	1/13/17	71,950	72,226
	Intesa Sanpaolo SPA	3.875%	1/16/18	55,390	57,217
	JPMorgan Chase & Co.	5.150%	10/1/15	9,836	9,898
	JPMorgan Chase & Co.	1.100%	10/15/15	35,284	35,318
	JPMorgan Chase & Co.	2.600%	1/15/16	38,773	39,073
	JPMorgan Chase & Co.	1.125%	2/26/16	4,476	4,481

15

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	JPMorgan Chase & Co.	3.450%	3/1/16	99,006	100,410
	JPMorgan Chase & Co.	3.150%	7/5/16	49,792	50,712
	JPMorgan Chase & Co.	1.350%	2/15/17	12,476	12,480
	JPMorgan Chase & Co.	2.000%	8/15/17	25,984	26,202
	JPMorgan Chase & Co.	6.000%	1/15/18	71,913	78,981
	JPMorgan Chase & Co.	1.800%	1/25/18	19,720	19,750
	JPMorgan Chase & Co.	1.700%	3/1/18	49,200	49,092
	JPMorgan Chase & Co.	1.625%	5/15/18	18,926	18,822
	JPMorgan Chase & Co.	2.350%	1/28/19	85,037	85,646
	JPMorgan Chase & Co.	6.300%	4/23/19	35,973	41,131
	JPMorgan Chase & Co.	2.200%	10/22/19	43,950	43,922
	JPMorgan Chase & Co.	2.250%	1/23/20	55,770	55,148
	JPMorgan Chase & Co.	2.750%	6/23/20	64,725	64,973
4	JPMorgan Chase & Co.	5.300%	12/29/49	14,010	13,870
	JPMorgan Chase Bank NA	5.875%	6/13/16	9,750	10,119
12	JPMorgan Chase Bank NA	5.375%	9/28/16	13,750	22,379
	JPMorgan Chase Bank NA	6.000%	7/5/17	8,592	9,288
	JPMorgan Chase Bank NA	6.000%	10/1/17	35,313	38,381
	KeyBank NA	1.650%	2/1/18	5,305	5,300
	KeyBank NA	1.700%	6/1/18	9,750	9,727
4,7	LBG Capital No.1 plc	8.000%	12/29/49	10,997	12,564
	Lloyds Bank plc	4.875%	1/21/16	12,562	12,803
	Lloyds Bank plc	1.750%	5/14/18	21,290	21,274
	Lloyds Bank plc	2.300%	11/27/18	13,185	13,346
	Lloyds Bank plc	2.350%	9/5/19	15,160	15,222
	Lloyds Bank plc	2.400%	3/17/20	34,190	34,214
7	Macquarie Bank Ltd.	1.600%	10/27/17	57,550	57,221
7	Macquarie Bank Ltd.	2.400%	1/21/20	36,370	36,166
7	Macquarie Bank Ltd.	4.875%	6/10/25	21,000	20,930
	Manufacturers & Traders Trust Co.	1.250%	1/30/17	9,750	9,735
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	39,089	43,366
	Manufacturers & Traders Trust Co.	1.450%	3/7/18	34,010	33,763
	Manufacturers & Traders Trust Co.	2.300%	1/30/19	38,480	38,640
	Manufacturers & Traders Trust Co.	2.250%	7/25/19	40,550	40,649
	Manufacturers & Traders Trust Co.	2.100%	2/6/20	19,530	19,343
4	Manufacturers & Traders Trust Co.	5.629%	12/1/21	9,755	9,892
7	Mitsubishi UFJ Trust & Banking Corp.	1.600%	10/16/17	29,290	29,181
7	Mitsubishi UFJ Trust & Banking Corp.	2.450%	10/16/19	29,290	29,378
	Morgan Stanley	5.375%	10/15/15	26,120	26,353
	Morgan Stanley	3.450%	11/2/15	9,750	9,810
	Morgan Stanley	3.800%	4/29/16	39,075	39,884
	Morgan Stanley	5.750%	10/18/16	69,245	72,894
	Morgan Stanley	5.450%	1/9/17	27,352	28,869
	Morgan Stanley	5.550%	4/27/17	19,495	20,792
	Morgan Stanley	6.250%	8/28/17	8,665	9,450
	Morgan Stanley	5.950%	12/28/17	54,821	59,786
	Morgan Stanley	1.875%	1/5/18	62,508	62,666
	Morgan Stanley	6.625%	4/1/18	22,850	25,603
	Morgan Stanley	2.125%	4/25/18	30,740	30,965
	Morgan Stanley	2.500%	1/24/19	33,000	33,378
	Morgan Stanley	2.375%	7/23/19	44,790	44,823
	Morgan Stanley	2.650%	1/27/20	32,700	32,830
	Morgan Stanley	2.800%	6/16/20	32,600	32,739
	MUFG Americas Holdings Corp.	1.625%	2/9/18	14,400	14,371
	MUFG Americas Holdings Corp.	2.250%	2/10/20	29,300	29,119
	MUFG Union Bank NA	5.950%	5/11/16	53,730	55,693
	MUFG Union Bank NA	3.000%	6/6/16	56,590	57,574
	MUFG Union Bank NA	1.500%	9/26/16	39,855	39,982
	MUFG Union Bank NA	2.125%	6/16/17	29,740	30,114
	MUFG Union Bank NA	2.625%	9/26/18	39,640	40,272
	MUFG Union Bank NA	2.250%	5/6/19	24,420	24,564
	National Australia Bank Ltd.	1.600%	8/7/15	9,750	9,751
	National Australia Bank Ltd.	2.300%	7/25/18	21,800	22,173
	National City Bank	5.250%	12/15/16	14,750	15,503

16

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	National City Bank	5.800%	6/7/17	14,625	15,679
	National City Corp.	6.875%	5/15/19	8,085	9,328
7	Nationwide Building Society	2.350%	1/21/20	39,835	39,745
	PNC Bank NA	0.800%	1/28/16	26,345	26,371
	PNC Bank NA	5.250%	1/15/17	27,935	29,443
	PNC Bank NA	1.125%	1/27/17	46,690	46,640
	PNC Bank NA	4.875%	9/21/17	22,535	23,976
	PNC Bank NA	1.500%	10/18/17	48,800	48,886
	PNC Bank NA	6.000%	12/7/17	4,885	5,333
	PNC Bank NA	1.500%	2/23/18	55,800	55,568
	PNC Bank NA	6.875%	4/1/18	4,197	4,698
	PNC Bank NA	1.600%	6/1/18	81,400	81,115
	PNC Bank NA	2.200%	1/28/19	48,707	49,122
	PNC Bank NA	2.250%	7/2/19	44,590	44,647
	PNC Bank NA	2.400%	10/18/19	63,398	63,838
	PNC Financial Services Group Inc.	1.850%	7/20/18	24,260	24,290
	PNC Financial Services Group Inc.	2.600%	7/21/20	14,430	14,493
	PNC Funding Corp.	4.250%	9/21/15	23,385	23,496
	PNC Funding Corp.	2.700%	9/19/16	40,143	40,781
	PNC Funding Corp.	5.625%	2/1/17	4,380	4,640
	PNC Funding Corp.	5.125%	2/8/20	7,230	8,092
	Regions Bank	7.500%	5/15/18	7,579	8,640
	Regions Financial Corp.	2.000%	5/15/18	27,350	27,264
	Royal Bank of Canada	2.875%	4/19/16	73,300	74,464
	Royal Bank of Canada	2.300%	7/20/16	41,185	41,783
	Royal Bank of Canada	1.250%	6/16/17	19,520	19,533
	Royal Bank of Canada	1.400%	10/13/17	26,360	26,350
	Royal Bank of Canada	1.500%	1/16/18	3,900	3,900
	Royal Bank of Canada	2.200%	7/27/18	25,890	26,266
	Royal Bank of Canada	1.800%	7/30/18	18,752	18,813
	Royal Bank of Scotland Group plc	6.400%	10/21/19	8,295	9,307
	Royal Bank of Scotland plc	3.950%	9/21/15	43,808	43,974
	Royal Bank of Scotland plc	4.375%	3/16/16	3,945	4,014
	Royal Bank of Scotland plc	5.625%	8/24/20	12,650	14,346
	Santander Bank NA	8.750%	5/30/18	33,955	39,236
7	Skandinaviska Enskilda Banken AB	2.450%	5/27/20	22,860	23,001
	Societe Generale SA	2.750%	10/12/17	24,310	24,928
	State Street Bank & Trust Co.	5.300%	1/15/16	7,261	7,402
4	State Street Corp.	5.250%	12/29/49	14,020	14,090
	Sumitomo Mitsui Banking Corp.	1.350%	7/11/17	14,620	14,578
	SunTrust Banks Inc.	3.500%	1/20/17	12,711	13,086
	SunTrust Banks Inc.	6.000%	9/11/17	8,795	9,559
	Svenska Handelsbanken AB	2.500%	1/25/19	39,685	40,490
	Svenska Handelsbanken AB	2.250%	6/17/19	12,975	13,088
	Synchrony Financial	3.000%	8/15/19	85,990	86,558
	Synchrony Financial	2.700%	2/3/20	39,200	38,554
	Synchrony Financial	3.750%	8/15/21	9,760	9,799
	Synchrony Financial	4.500%	7/23/25	4,215	4,236
	Toronto-Dominion Bank	2.500%	7/14/16	23,423	23,812
	Toronto-Dominion Bank	1.625%	3/13/18	63,495	63,782
	Toronto-Dominion Bank	1.400%	4/30/18	28,510	28,413
	Toronto-Dominion Bank	1.750%	7/23/18	51,810	51,745
	Toronto-Dominion Bank	2.125%	7/2/19	63,831	64,240
	Toronto-Dominion Bank	2.250%	11/5/19	57,880	58,269
	UBS AG	5.875%	12/20/17	52,925	58,061
	UBS AG	1.800%	3/26/18	54,700	54,774
	UBS AG	5.750%	4/25/18	72,185	79,527
	UBS AG	2.375%	8/14/19	44,990	45,075
	US Bank NA	1.100%	1/30/17	5,729	5,737
	US Bank NA	1.375%	9/11/17	42,077	42,178
	US Bank NA	1.350%	1/26/18	22,067	22,042
	US Bank NA	2.125%	10/28/19	37,470	37,544
	Wachovia Bank NA	5.000%	8/15/15	9,750	9,762
	Wachovia Bank NA	5.600%	3/15/16	26,540	27,322

17

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Wachovia Bank NA	6.000%	11/15/17	53,763	58,984
	Wachovia Corp.	5.625%	10/15/16	34,080	35,901
	Wachovia Corp.	5.750%	6/15/17	37,230	40,289
	Wachovia Corp.	5.750%	2/1/18	53,681	59,044
10	Washington Mutual Bank/Debt not acq. by JPMorgan	6.875%	6/15/11	21,983	55
	Wells Fargo & Co.	3.676%	6/15/16	53,334	54,653
	Wells Fargo & Co.	1.150%	6/2/17	7,300	7,292
	Wells Fargo & Co.	1.400%	9/8/17	36,020	36,036
	Wells Fargo & Co.	5.625%	12/11/17	19,840	21,723
	Wells Fargo & Co.	1.500%	1/16/18	40,770	40,812
	Wells Fargo & Co.	2.150%	1/15/19	25,673	25,890
	Wells Fargo & Co.	2.125%	4/22/19	102,100	102,460
	Wells Fargo & Co.	2.150%	1/30/20	70,570	69,986
	Wells Fargo & Co.	2.600%	7/22/20	51,500	51,654
	Westpac Banking Corp.	1.125%	9/25/15	26,447	26,473
	Westpac Banking Corp.	3.000%	12/9/15	33,086	33,373
	Westpac Banking Corp.	0.950%	1/12/16	19,436	19,466
	Westpac Banking Corp.	1.050%	11/25/16	24,571	24,628
	Westpac Banking Corp.	1.200%	5/19/17	19,436	19,462
	Westpac Banking Corp.	2.000%	8/14/17	54,486	55,276
	Westpac Banking Corp.	1.500%	12/1/17	48,825	48,855
	Westpac Banking Corp.	1.600%	1/12/18	44,378	44,561
	Westpac Banking Corp.	1.550%	5/25/18	30,270	30,165
	Westpac Banking Corp.	2.250%	7/30/18	20,830	21,146
	Westpac Banking Corp.	2.250%	1/17/19	23,400	23,669
	Westpac Banking Corp.	4.875%	11/19/19	35,464	39,350
	Westpac Banking Corp.	2.300%	5/26/20	23,770	23,755
	Zions Bancorporation	5.500%	11/16/15	819	824
	Brokerage (0.6%)
	Ameriprise Financial Inc.	5.650%	11/15/15	3,160	3,202
4	Ameriprise Financial Inc.	7.518%	6/1/66	6,634	6,534
	Charles Schwab Corp.	6.375%	9/1/17	5,860	6,462
	Charles Schwab Corp.	1.500%	3/10/18	19,535	19,536
	Franklin Resources Inc.	1.375%	9/15/17	15,056	15,086
	Jefferies Group LLC	5.125%	4/13/18	12,335	13,100
	Legg Mason Inc.	2.700%	7/15/19	5,860	5,868
10	Lehman Brothers Holdings E-Capital Trust I	3.589%	8/19/65	9,410	1
	Nomura Holdings Inc.	4.125%	1/19/16	23,440	23,746
	Nomura Holdings Inc.	2.000%	9/13/16	93,195	93,752
	Nomura Holdings Inc.	2.750%	3/19/19	26,430	26,764
	NYSE Euronext	2.000%	10/5/17	39,586	39,974
	TD Ameritrade Holding Corp.	2.950%	4/1/22	17,515	17,486
7	TIAA Asset Management Finance Co. LLC	2.950%	11/1/19	60,100	60,756
	Finance Companies (1.3%)
	Air Lease Corp.	5.625%	4/1/17	81,514	86,099
	Air Lease Corp.	3.375%	1/15/19	31,655	32,169
	General Electric Capital Corp.	4.375%	9/21/15	9,252	9,300
	General Electric Capital Corp.	2.250%	11/9/15	18,773	18,855
	General Electric Capital Corp.	1.000%	12/11/15	6,813	6,825
	General Electric Capital Corp.	5.000%	1/8/16	22,888	23,329
	General Electric Capital Corp.	2.950%	5/9/16	17,620	17,922
	General Electric Capital Corp.	1.500%	7/12/16	38,903	39,204
	General Electric Capital Corp.	3.350%	10/17/16	56,233	57,881
	General Electric Capital Corp.	2.900%	1/9/17	14,748	15,132
	General Electric Capital Corp.	5.400%	2/15/17	34,848	37,130
	General Electric Capital Corp.	2.450%	3/15/17	3,868	3,945
	General Electric Capital Corp.	5.625%	9/15/17	55,809	60,760
	General Electric Capital Corp.	5.625%	5/1/18	106,280	117,312
	General Electric Capital Corp.	6.000%	8/7/19	14,432	16,580
	General Electric Capital Corp.	2.200%	1/9/20	44,590	44,636
4	General Electric Capital Corp.	6.375%	11/15/67	7,110	7,608
	HSBC Finance Corp.	5.500%	1/19/16	63,490	64,812
6	HSBC Finance Corp.	0.713%	6/1/16	17,234	17,203

18

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Insurance (1.9%)
	Aflac Inc.	2.400%	3/16/20	11,720	11,835
	Alleghany Corp.	5.625%	9/15/20	8,890	9,941
	Allied World Assurance Co. Ltd.	7.500%	8/1/16	55,754	59,004
	Allied World Assurance Co. Ltd.	5.500%	11/15/20	2,075	2,303
	Alterra Finance LLC	6.250%	9/30/20	9,765	11,241
	American Financial Group Inc.	9.875%	6/15/19	31,750	39,696
	American International Group Inc.	2.375%	8/24/15	9,750	9,760
	American International Group Inc.	5.050%	10/1/15	9,835	9,899
	American International Group Inc.	2.300%	7/16/19	9,916	9,933
	American International Group Inc.	3.875%	1/15/35	3,760	3,408
	Anthem Inc.	1.875%	1/15/18	19,336	19,266
	Aspen Insurance Holdings Ltd.	6.000%	12/15/20	25,904	28,520
	Assurant Inc.	2.500%	3/15/18	29,300	29,346
	Axis Specialty Finance LLC	5.875%	6/1/20	11,618	13,159
	AXIS Specialty Finance plc	2.650%	4/1/19	14,650	14,688
	Berkshire Hathaway Finance Corp.	5.400%	5/15/18	24,144	26,732
	Berkshire Hathaway Inc.	2.200%	8/15/16	4,850	4,929
	Berkshire Hathaway Inc.	2.100%	8/14/19	4,875	4,925
	CNA Financial Corp.	6.500%	8/15/16	20,495	21,589
	CNA Financial Corp.	7.350%	11/15/19	3,900	4,606
	Manulife Financial Corp.	3.400%	9/17/15	14,461	14,507
	Marsh & McLennan Cos. Inc.	2.550%	10/15/18	9,875	10,058
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	14,385	14,400
7	MassMutual Global Funding II	3.125%	4/14/16	11,760	11,945
7	MassMutual Global Funding II	2.000%	4/5/17	8,141	8,235
7	MassMutual Global Funding II	2.100%	8/2/18	12,735	12,876
7	MassMutual Global Funding II	2.500%	10/17/22	14,335	13,813
	MetLife Inc.	6.750%	6/1/16	40,736	42,722
	MetLife Inc.	1.756%	12/15/17	14,600	14,704
	MetLife Inc.	6.817%	8/15/18	13,300	15,254
	MetLife Inc.	7.717%	2/15/19	9,219	11,000
4	MetLife Inc.	5.250%	12/29/49	7,005	6,987
7	Metropolitan Life Global Funding I	1.500%	1/10/18	29,350	29,352
7	Metropolitan Life Global Funding I	2.300%	4/10/19	11,225	11,334
7	Metropolitan Life Global Funding I	2.000%	4/14/20	19,530	19,369
7	New York Life Global Funding	1.950%	2/11/20	17,975	17,794
	PartnerRe Finance A LLC	6.875%	6/1/18	20,530	23,083
	Principal Financial Group Inc.	1.850%	11/15/17	15,600	15,708
7	Principal Life Global Funding II	2.250%	10/15/18	11,725	11,893
7	Principal Life Global Funding II	2.200%	4/8/20	28,665	28,468
4	Progressive Corp.	6.700%	6/15/67	9,760	10,163
	Prudential Financial Inc.	3.000%	5/12/16	11,725	11,911
	Prudential Financial Inc.	7.375%	6/15/19	10,442	12,382
	Prudential Financial Inc.	2.350%	8/15/19	9,790	9,825
4	Prudential Financial Inc.	5.375%	5/15/45	12,290	12,106
	Reinsurance Group of America Inc.	5.625%	3/15/17	12,900	13,725
	Reinsurance Group of America Inc.	6.450%	11/15/19	21,183	24,347
7	Reliance Standard Life Global Funding II	2.500%	1/15/20	52,630	52,618
7	Reliance Standard Life Global Funding II	2.375%	5/4/20	17,860	17,661
	Torchmark Corp.	9.250%	6/15/19	7,053	8,758
	Transatlantic Holdings Inc.	5.750%	12/14/15	18,420	18,739
	Travelers Cos. Inc.	5.800%	5/15/18	2,273	2,528
	Travelers Cos. Inc.	5.900%	6/2/19	2,930	3,352
	Travelers Cos. Inc.	3.900%	11/1/20	4,300	4,639
	UnitedHealth Group Inc.	1.450%	7/17/17	27,900	27,960
	UnitedHealth Group Inc.	1.400%	12/15/17	12,210	12,157
	UnitedHealth Group Inc.	1.900%	7/16/18	30,270	30,376
	UnitedHealth Group Inc.	2.300%	12/15/19	9,765	9,783
	UnitedHealth Group Inc.	2.700%	7/15/20	14,640	14,799
	Unum Group	7.125%	9/30/16	13,498	14,372
7	UnumProvident Finance Co. plc	6.850%	11/15/15	9,895	10,047

19

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Real Estate Investment Trusts (1.8%)
	Alexandria Real Estate Equities Inc.	2.750%	1/15/20	29,896	29,617
	ARC Properties Operating Partnership LP/Clark
	Acquisition LLC	2.000%	2/6/17	112,260	109,770
	ARC Properties Operating Partnership LP/Clark
	Acquisition LLC	3.000%	2/6/19	22,495	21,528
	AvalonBay Communities Inc.	3.625%	10/1/20	8,980	9,375
	AvalonBay Communities Inc.	3.450%	6/1/25	11,985	11,898
	BioMed Realty LP	3.850%	4/15/16	16,095	16,358
	Boston Properties LP	3.700%	11/15/18	4,900	5,141
	Boston Properties LP	5.875%	10/15/19	32,163	36,644
	Brandywine Operating Partnership LP	5.700%	5/1/17	15,370	16,321
	Brandywine Operating Partnership LP	4.950%	4/15/18	21,275	22,574
	DDR Corp.	9.625%	3/15/16	8,701	9,136
	DDR Corp.	7.500%	4/1/17	289	315
	DDR Corp.	4.750%	4/15/18	29,245	31,103
	DDR Corp.	7.500%	7/15/18	2,500	2,863
	DDR Corp.	7.875%	9/1/20	7,085	8,633
	Digital Realty Trust LP	5.875%	2/1/20	29,982	33,677
	Digital Realty Trust LP	3.950%	7/1/22	25,043	25,160
	Duke Realty LP	5.950%	2/15/17	882	940
	Duke Realty LP	6.500%	1/15/18	3,235	3,601
	ERP Operating LP	2.375%	7/1/19	4,875	4,898
	ERP Operating LP	4.750%	7/15/20	4,304	4,709
	Essex Portfolio LP	3.500%	4/1/25	14,862	14,344
7	Goodman Funding Pty Ltd.	6.375%	11/12/20	21,270	24,460
	HCP Inc.	3.750%	2/1/16	32,511	32,950
	HCP Inc.	6.700%	1/30/18	9,705	10,800
	HCP Inc.	2.625%	2/1/20	12,357	12,253
	HCP Inc.	5.375%	2/1/21	18,503	20,411
	Health Care REIT Inc.	3.625%	3/15/16	46,635	47,284
	Health Care REIT Inc.	4.700%	9/15/17	14,620	15,507
	Health Care REIT Inc.	2.250%	3/15/18	15,769	15,862
	Health Care REIT Inc.	4.125%	4/1/19	46,860	49,612
	Health Care REIT Inc.	6.125%	4/15/20	14,650	16,747
	Health Care REIT Inc.	4.000%	6/1/25	10,725	10,675
	Highwoods Realty LP	5.850%	3/15/17	4,425	4,714
	Kilroy Realty LP	4.800%	7/15/18	20,030	21,328
	Liberty Property LP	5.500%	12/15/16	27,672	29,109
	Liberty Property LP	4.750%	10/1/20	10,940	11,761
	Liberty Property LP	3.750%	4/1/25	3,575	3,491
	ProLogis LP	4.500%	8/15/17	7,300	7,704
	ProLogis LP	2.750%	2/15/19	4,255	4,326
11	ProLogis LP	1.375%	5/13/21	15,142	16,402
	Realty Income Corp.	2.000%	1/31/18	4,870	4,891
	Realty Income Corp.	6.750%	8/15/19	5,985	6,935
	Regency Centers LP	5.875%	6/15/17	13,675	14,728
	Senior Housing Properties Trust	4.300%	1/15/16	11,460	11,560
	Senior Housing Properties Trust	3.250%	5/1/19	36,150	36,352
	Simon Property Group LP	2.800%	1/30/17	22,815	23,311
	Simon Property Group LP	2.150%	9/15/17	1,572	1,598
	Simon Property Group LP	10.350%	4/1/19	10,565	13,381
	Simon Property Group LP	5.650%	2/1/20	16,085	18,315
	Simon Property Group LP	4.375%	3/1/21	7,375	8,000
	Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	14,362	14,441
7	WEA Finance LLC / Westfield UK & Europe Finance plc	1.750%	9/15/17	29,290	29,315
7	WEA Finance LLC / Westfield UK & Europe Finance plc	2.700%	9/17/19	6,825	6,829
	Weingarten Realty Investors	3.375%	10/15/22	9,088	8,910
	Weingarten Realty Investors	3.850%	6/1/25	6,445	6,384
					15,476,342
Industrial (28.6%)
	Basic Industry (2.0%)
	Agrium Inc.	6.750%	1/15/19	11,665	13,294

20

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Air Products & Chemicals Inc.	2.000%	8/2/16	10,706	10,834
	Air Products & Chemicals Inc.	1.200%	10/15/17	11,225	11,209
	Air Products & Chemicals Inc.	4.375%	8/21/19	7,155	7,809
	Airgas Inc.	2.950%	6/15/16	8,867	9,006
	Airgas Inc.	1.650%	2/15/18	23,552	23,521
	Airgas Inc.	2.375%	2/15/20	9,890	9,829
	Albemarle Corp.	3.000%	12/1/19	4,880	4,918
	Barrick North America Finance LLC	6.800%	9/15/18	16,290	18,178
11	BHP Billiton Finance Ltd.	6.375%	4/4/16	13,675	15,624
	BHP Billiton Finance USA Ltd.	1.875%	11/21/16	3,874	3,911
	BHP Billiton Finance USA Ltd.	1.625%	2/24/17	68,574	69,145
	BHP Billiton Finance USA Ltd.	5.400%	3/29/17	35,646	37,986
	BHP Billiton Finance USA Ltd.	2.050%	9/30/18	13,920	14,010
	BHP Billiton Finance USA Ltd.	6.500%	4/1/19	36,339	41,834
	CF Industries Inc.	6.875%	5/1/18	38,450	43,112
	Eastman Chemical Co.	3.000%	12/15/15	7,704	7,758
	Eastman Chemical Co.	2.400%	6/1/17	19,169	19,440
	Eastman Chemical Co.	2.700%	1/15/20	8,775	8,784
	Ecolab Inc.	3.000%	12/8/16	3,339	3,412
	EI du Pont de Nemours & Co.	6.000%	7/15/18	27,383	30,568
	EI du Pont de Nemours & Co.	4.625%	1/15/20	11,348	12,489
	Freeport-McMoRan Inc.	2.375%	3/15/18	19,020	17,742
7	Glencore Finance Canada Ltd.	3.600%	1/15/17	19,830	20,175
7	Glencore Funding LLC	2.500%	1/15/19	9,770	9,597
	Goldcorp Inc.	2.125%	3/15/18	14,640	14,602
	LyondellBasell Industries NV	5.000%	4/15/19	42,005	45,489
	Monsanto Co.	1.150%	6/30/17	9,770	9,733
	Monsanto Co.	5.125%	4/15/18	22,515	24,445
	Monsanto Co.	1.850%	11/15/18	3,000	3,015
	Monsanto Co.	2.125%	7/15/19	39,050	38,786
	Monsanto Co.	2.750%	7/15/21	15,740	15,422
	Nucor Corp.	5.850%	6/1/18	23,033	25,606
	Plains Exploration & Production Co.	6.500%	11/15/20	18,650	18,091
	Plains Exploration & Production Co.	6.750%	2/1/22	6,446	6,382
	Plains Exploration & Production Co.	6.875%	2/15/23	11,008	10,898
	Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	28,554	29,506
	Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	5,052	5,819
	PPG Industries Inc.	1.900%	1/15/16	9,911	9,965
	PPG Industries Inc.	2.300%	11/15/19	29,285	29,195
11	PPG Industries Inc.	0.875%	3/13/22	20,714	22,141
	Praxair Inc.	4.500%	8/15/19	21,490	23,484
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	27,361	30,761
	Rio Tinto Finance USA Ltd.	9.000%	5/1/19	15,620	19,396
	Rio Tinto Finance USA Ltd.	3.750%	6/15/25	4,460	4,344
	Rio Tinto Finance USA plc	1.375%	6/17/16	38,045	38,090
	Rio Tinto Finance USA plc	2.000%	3/22/17	40,230	40,600
	Rio Tinto Finance USA plc	1.625%	8/21/17	56,904	56,753
	Teck Resources Ltd.	3.150%	1/15/17	12,405	11,980
	Teck Resources Ltd.	3.850%	8/15/17	8,395	8,103
	Teck Resources Ltd.	2.500%	2/1/18	11,230	10,219
	Teck Resources Ltd.	3.000%	3/1/19	2,380	2,142
	Vale Overseas Ltd.	6.250%	1/11/16	22,625	23,062
	Vale Overseas Ltd.	6.250%	1/23/17	34,195	35,885
	Vale Overseas Ltd.	5.625%	9/15/19	16,145	17,362
	Capital Goods (3.0%)
7	ABB Treasury Center USA Inc.	2.500%	6/15/16	14,650	14,833
	Boeing Capital Corp.	2.125%	8/15/16	17,596	17,820
	Boeing Capital Corp.	2.900%	8/15/18	22,681	23,674
	Boeing Capital Corp.	4.700%	10/27/19	38,917	43,147
	Boeing Co.	0.950%	5/15/18	16,015	15,822
	Boeing Co.	6.000%	3/15/19	13,172	15,080
	Caterpillar Financial Services Corp.	5.450%	4/15/18	45,680	50,391
	Caterpillar Financial Services Corp.	7.050%	10/1/18	6,360	7,374

21

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Caterpillar Financial Services Corp.	7.150%	2/15/19	42,395	49,914
	Caterpillar Inc.	7.900%	12/15/18	40,399	48,360
	Crane Co.	2.750%	12/15/18	12,615	12,864
	Danaher Corp.	2.300%	6/23/16	32,674	33,122
	Danaher Corp.	5.400%	3/1/19	21,460	23,888
	Danaher Corp.	3.900%	6/23/21	21,861	23,556
11	DH Europe Finance SA	1.000%	7/8/19	17,300	19,151
11	Dover Corp.	2.125%	12/1/20	10,205	11,765
7	Embraer Overseas Ltd.	5.696%	9/16/23	10,379	10,829
	General Dynamics Corp.	2.250%	7/15/16	5,423	5,505
	General Electric Co.	0.850%	10/9/15	18,403	18,418
	General Electric Co.	5.250%	12/6/17	131,375	142,742
	Harris Corp.	1.999%	4/27/18	14,650	14,627
	Harris Corp.	2.700%	4/27/20	7,150	7,042
	Harsco Corp.	2.700%	10/15/15	10,192	10,192
	Honeywell International Inc.	5.300%	3/1/18	38,124	41,890
	Honeywell International Inc.	5.000%	2/15/19	55,684	61,798
	Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	9,765	11,093
	Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	33,363	33,966
	Ingersoll-Rand Luxembourg Finance SA	2.625%	5/1/20	9,760	9,723
	John Deere Capital Corp.	2.250%	6/7/16	28,350	28,744
	John Deere Capital Corp.	1.850%	9/15/16	37,790	38,254
	John Deere Capital Corp.	2.000%	1/13/17	12,655	12,836
	John Deere Capital Corp.	1.400%	3/15/17	19,465	19,624
	John Deere Capital Corp.	2.800%	9/18/17	6,545	6,765
	John Deere Capital Corp.	1.200%	10/10/17	35,080	35,051
	John Deere Capital Corp.	1.550%	12/15/17	19,525	19,603
	John Deere Capital Corp.	5.350%	4/3/18	19,520	21,528
	John Deere Capital Corp.	5.750%	9/10/18	19,420	21,734
	John Deere Capital Corp.	1.950%	12/13/18	47,286	47,627
	John Deere Capital Corp.	1.950%	3/4/19	8,311	8,350
	John Deere Capital Corp.	2.300%	9/16/19	12,500	12,610
	John Deere Capital Corp.	2.050%	3/10/20	19,535	19,462
	John Deere Capital Corp.	2.375%	7/14/20	20,335	20,391
9	John Deere Financial Ltd.	3.500%	12/18/19	19,040	14,100
	L-3 Communications Corp.	3.950%	11/15/16	11,560	11,886
	L-3 Communications Corp.	1.500%	5/28/17	9,765	9,677
	L-3 Communications Corp.	5.200%	10/15/19	15,207	16,506
	Lockheed Martin Corp.	4.250%	11/15/19	51,280	55,711
	Lockheed Martin Corp.	3.350%	9/15/21	19,010	19,555
	Mohawk Industries Inc.	6.125%	1/15/16	38,574	39,431
11	Mohawk Industries Inc.	2.000%	1/14/22	15,752	17,638
	Precision Castparts Corp.	0.700%	12/20/15	18,045	18,032
	Raytheon Co.	6.750%	3/15/18	14,663	16,660
	Raytheon Co.	6.400%	12/15/18	30,010	34,590
	Rockwell Automation Inc.	5.650%	12/1/17	4,885	5,341
	Roper Technologies Inc.	1.850%	11/15/17	21,480	21,559
	Roper Technologies Inc.	2.050%	10/1/18	9,590	9,576
11	Schneider Electric SE	3.750%	7/12/18	9,800	11,812
7	Schneider Electric SE	2.950%	9/27/22	21,466	21,292
7	Siemens Financieringsmaatschappij NV	1.450%	5/25/18	28,405	28,399
7	Siemens Financieringsmaatschappij NV	2.150%	5/27/20	28,790	28,576
	United Rentals North America Inc.	4.625%	7/15/23	14,375	14,213
	United Technologies Corp.	5.375%	12/15/17	28,015	30,623
	United Technologies Corp.	6.125%	2/1/19	33,666	38,476
	Waste Management Inc.	2.600%	9/1/16	8,200	8,330
	Waste Management Inc.	6.100%	3/15/18	11,725	13,070
	Communication (4.4%)
	21st Century Fox America Inc.	7.250%	5/18/18	7,205	8,297
	21st Century Fox America Inc.	6.900%	3/1/19	6,840	7,945
	America Movil SAB de CV	2.375%	9/8/16	30,209	30,575
	America Movil SAB de CV	5.625%	11/15/17	29,869	32,544
11	America Movil SAB de CV	1.000%	6/4/18	29,300	32,488

22

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	America Movil SAB de CV	5.000%	10/16/19	8,810	9,696
	America Movil SAB de CV	5.000%	3/30/20	42,094	46,564
	American Tower Corp.	4.500%	1/15/18	29,290	30,886
	American Tower Corp.	3.400%	2/15/19	16,615	17,006
	American Tower Corp.	2.800%	6/1/20	34,200	33,855
	AT&T Inc.	2.400%	8/15/16	16,141	16,350
	AT&T Inc.	1.600%	2/15/17	14,738	14,781
12	AT&T Inc.	5.875%	4/28/17	28,800	48,031
	AT&T Inc.	1.700%	6/1/17	15,250	15,305
	AT&T Inc.	1.400%	12/1/17	24,400	24,240
	AT&T Inc.	5.500%	2/1/18	50,249	54,694
	AT&T Inc.	5.600%	5/15/18	6,038	6,640
	AT&T Inc.	5.800%	2/15/19	44,620	49,954
	AT&T Inc.	2.300%	3/11/19	9,500	9,541
	AT&T Inc.	2.450%	6/30/20	57,750	56,709
	British Telecommunications plc	1.250%	2/14/17	14,655	14,618
	British Telecommunications plc	2.350%	2/14/19	19,535	19,552
	CBS Corp.	1.950%	7/1/17	22,671	22,816
	CBS Corp.	4.625%	5/15/18	2,690	2,883
	CBS Corp.	2.300%	8/15/19	17,480	17,343
	Comcast Cable Communications LLC	8.875%	5/1/17	24,479	27,675
	Comcast Corp.	6.500%	1/15/17	26,164	28,180
	Comcast Corp.	6.300%	11/15/17	12,729	14,114
	Comcast Corp.	5.875%	2/15/18	17,672	19,612
	Comcast Corp.	5.700%	5/15/18	50,722	56,382
	Comcast Corp.	5.700%	7/1/19	36,293	41,276
	Comcast Corp.	5.150%	3/1/20	2,407	2,704
7	Deutsche Telekom International Finance BV	3.125%	4/11/16	21,376	21,684
7	Deutsche Telekom International Finance BV	2.250%	3/6/17	18,870	19,095
	Deutsche Telekom International Finance BV	6.750%	8/20/18	10,804	12,329
	Deutsche Telekom International Finance BV	6.000%	7/8/19	11,530	13,097
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.500%	3/1/16	32,190	32,646
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	2.400%	3/15/17	62,931	63,700
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	1.750%	1/15/18	47,725	47,377
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.875%	10/1/19	37,260	42,074
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	24,582	27,066
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.600%	2/15/21	4,762	5,056
	Embarq Corp.	7.082%	6/1/16	18,952	19,727
	Interpublic Group of Cos. Inc.	2.250%	11/15/17	2,000	2,017
7	KT Corp.	1.750%	4/22/17	34,185	34,132
7	McGraw Hill Financial Inc.	4.000%	6/15/25	14,295	14,425
	Moody's Corp.	2.750%	7/15/19	56,407	57,275
	Moody's Corp.	5.500%	9/1/20	8,645	9,709
	NBCUniversal Media LLC	2.875%	4/1/16	23,134	23,467
	NBCUniversal Media LLC	5.150%	4/30/20	50,640	56,945
	Omnicom Group Inc.	5.900%	4/15/16	34,830	35,949
	Omnicom Group Inc.	6.250%	7/15/19	5,860	6,686
	Omnicom Group Inc.	4.450%	8/15/20	31,102	33,621
	Orange SA	2.750%	9/14/16	18,127	18,423
	Orange SA	2.750%	2/6/19	29,240	29,776
	Qwest Corp.	6.500%	6/1/17	9,653	10,310
	Rogers Communications Inc.	6.800%	8/15/18	21,753	24,752
7	SES Global Americas Holdings GP	2.500%	3/25/19	53,705	53,272
7	Sky plc	2.625%	9/16/19	12,200	12,157
	TCI Communications Inc.	8.750%	8/1/15	9,828	9,828
	Telecom Italia Capital SA	5.250%	10/1/15	4,900	4,924
	Telefonica Emisiones SAU	3.992%	2/16/16	47,895	48,594
	Telefonica Emisiones SAU	6.421%	6/20/16	8,695	9,065
	Telefonica Emisiones SAU	6.221%	7/3/17	11,382	12,326
	Telefonica Emisiones SAU	3.192%	4/27/18	23,952	24,601
	Telefonica Emisiones SAU	5.877%	7/15/19	5,000	5,612
	Telefonica Emisiones SAU	5.134%	4/27/20	10,250	11,319
	Thomson Reuters Corp.	0.875%	5/23/16	13,012	12,995
	Thomson Reuters Corp.	1.300%	2/23/17	21,480	21,445

23

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Thomson Reuters Corp.	6.500%	7/15/18	27,270	30,714
	Thomson Reuters Corp.	4.700%	10/15/19	19,869	21,749
	Time Warner Cable Inc.	5.850%	5/1/17	29,200	31,107
	Time Warner Cable Inc.	6.750%	7/1/18	76,845	85,489
	Time Warner Cable Inc.	8.750%	2/14/19	18,305	21,736
	Time Warner Cable Inc.	8.250%	4/1/19	23,445	27,599
	Verizon Communications Inc.	2.500%	9/15/16	24,700	25,078
	Verizon Communications Inc.	1.350%	6/9/17	69,868	69,794
	Verizon Communications Inc.	6.100%	4/15/18	16,606	18,416
	Verizon Communications Inc.	3.650%	9/14/18	87,250	91,736
	Verizon Communications Inc.	6.350%	4/1/19	24,747	28,236
	Verizon Communications Inc.	2.625%	2/21/20	62,087	62,032
	Verizon Communications Inc.	4.500%	9/15/20	25,450	27,402
	Viacom Inc.	6.250%	4/30/16	13,025	13,509
	Viacom Inc.	2.500%	12/15/16	9,880	10,012
	Viacom Inc.	6.125%	10/5/17	10,695	11,645
	Viacom Inc.	2.500%	9/1/18	13,895	14,011
	Viacom Inc.	5.625%	9/15/19	3,195	3,566
	Vodafone Group plc	1.250%	9/26/17	21,359	21,136
	Vodafone Group plc	5.450%	6/10/19	4,900	5,426
	Consumer Cyclical (4.4%)
7	Alibaba Group Holding Ltd.	1.625%	11/28/17	37,630	37,475
7	Alibaba Group Holding Ltd.	2.500%	11/28/19	67,825	67,210
	Amazon.com Inc.	2.600%	12/5/19	19,535	19,739
	American Honda Finance Corp.	1.125%	10/7/16	19,816	19,878
	American Honda Finance Corp.	0.950%	5/5/17	15,960	15,919
	American Honda Finance Corp.	1.600%	7/13/18	10,770	10,761
	American Honda Finance Corp.	2.125%	10/10/18	18,825	19,038
	American Honda Finance Corp.	2.250%	8/15/19	41,660	42,004
	AutoZone Inc.	7.125%	8/1/18	33,707	38,719
	AutoZone Inc.	4.000%	11/15/20	16,040	16,973
	Brinker International Inc.	2.600%	5/15/18	26,410	26,454
	Costco Wholesale Corp.	5.500%	3/15/17	5,860	6,287
	Costco Wholesale Corp.	1.750%	2/15/20	14,650	14,508
	CVS Health Corp.	1.900%	7/20/18	24,415	24,522
	CVS Health Corp.	2.250%	12/5/18	24,400	24,653
	CVS Health Corp.	2.800%	7/20/20	76,575	77,299
7	Daimler Finance North America LLC	2.950%	1/11/17	16,915	17,296
7	Daimler Finance North America LLC	1.125%	3/10/17	27,650	27,510
7	Daimler Finance North America LLC	2.400%	4/10/17	9,740	9,884
7	Daimler Finance North America LLC	1.375%	8/1/17	19,525	19,444
7	Daimler Finance North America LLC	1.875%	1/11/18	5,520	5,539
7	Daimler Finance North America LLC	1.650%	3/2/18	14,035	13,980
7	Daimler Finance North America LLC	1.650%	5/18/18	18,505	18,421
7	Daimler Finance North America LLC	2.375%	8/1/18	38,500	38,875
7	Daimler Finance North America LLC	2.250%	9/3/19	14,645	14,563
7	Daimler Finance North America LLC	2.250%	3/2/20	14,035	13,863
7	Daimler Finance North America LLC	2.450%	5/18/20	14,125	14,014
	Dollar General Corp.	4.125%	7/15/17	12,850	13,366
	Dollar General Corp.	1.875%	4/15/18	9,965	9,907
	eBay Inc.	2.200%	8/1/19	19,800	19,461
7	Experian Finance plc	2.375%	6/15/17	35,430	35,631
	Ford Motor Credit Co. LLC	4.207%	4/15/16	52,658	53,731
	Ford Motor Credit Co. LLC	3.984%	6/15/16	30,550	31,205
	Ford Motor Credit Co. LLC	8.000%	12/15/16	55,625	60,320
	Ford Motor Credit Co. LLC	4.250%	2/3/17	9,755	10,105
	Ford Motor Credit Co. LLC	3.000%	6/12/17	24,125	24,580
	Ford Motor Credit Co. LLC	6.625%	8/15/17	57,191	62,292
	Ford Motor Credit Co. LLC	2.145%	1/9/18	29,300	29,298
	Ford Motor Credit Co. LLC	5.000%	5/15/18	82,715	88,741
	Ford Motor Credit Co. LLC	2.240%	6/15/18	14,650	14,619
	Ford Motor Credit Co. LLC	2.375%	3/12/19	19,535	19,381
	Ford Motor Credit Co. LLC	2.597%	11/4/19	18,950	18,747

24

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Ford Motor Credit Co. LLC	2.459%	3/27/20	19,535	19,100
	Ford Motor Credit Co. LLC	3.157%	8/4/20	14,310	14,337
	General Motors Co.	3.500%	10/2/18	24,415	24,995
	General Motors Financial Co. Inc.	2.625%	7/10/17	19,525	19,818
	General Motors Financial Co. Inc.	4.750%	8/15/17	975	1,021
	General Motors Financial Co. Inc.	3.250%	5/15/18	64,135	64,856
	General Motors Financial Co. Inc.	6.750%	6/1/18	48,840	54,090
	General Motors Financial Co. Inc.	3.500%	7/10/19	30,330	30,785
	General Motors Financial Co. Inc.	3.200%	7/13/20	39,065	38,723
7	Harley-Davidson Financial Services Inc.	1.150%	9/15/15	38,887	38,906
7	Harley-Davidson Financial Services Inc.	3.875%	3/15/16	14,640	14,904
7	Harley-Davidson Financial Services Inc.	2.700%	3/15/17	16,094	16,442
7	Harley-Davidson Financial Services Inc.	2.400%	9/15/19	9,765	9,881
7	Harley-Davidson Financial Services Inc.	2.150%	2/26/20	10,800	10,732
7	Harley-Davidson Funding Corp.	6.800%	6/15/18	3,665	4,170
	Home Depot Inc.	2.000%	6/15/19	19,525	19,673
7	Hyundai Capital America	4.000%	6/8/17	10,785	11,223
7	Hyundai Capital Services Inc.	4.375%	7/27/16	8,300	8,544
7	Kia Motors Corp.	3.625%	6/14/16	26,624	27,072
	Lowe's Cos. Inc.	1.625%	4/15/17	39,826	40,238
	Lowe's Cos. Inc.	6.100%	9/15/17	12,582	13,819
	Lowe's Cos. Inc.	4.625%	4/15/20	15,127	16,644
	Macy's Retail Holdings Inc.	5.900%	12/1/16	12,254	12,999
	Macy's Retail Holdings Inc.	7.450%	7/15/17	6,179	6,861
	Marriott International Inc.	6.375%	6/15/17	6,872	7,458
	Marriott International Inc.	3.000%	3/1/19	9,760	10,022
	MasterCard Inc.	2.000%	4/1/19	12,700	12,796
	Nordstrom Inc.	6.250%	1/15/18	24,970	27,699
	PACCAR Financial Corp.	1.600%	3/15/17	17,431	17,607
	PACCAR Financial Corp.	2.200%	9/15/19	19,025	19,185
	QVC Inc.	3.125%	4/1/19	9,770	9,749
	Smithsonian Institute Washington DC GO	3.434%	9/1/23	5,250	5,379
	Staples Inc.	2.750%	1/12/18	2,770	2,801
	Starbucks Corp.	0.875%	12/5/16	4,090	4,088
	Target Corp.	2.300%	6/26/19	27,835	28,308
	TJX Cos. Inc.	6.950%	4/15/19	13,700	16,047
	TJX Cos. Inc.	2.750%	6/15/21	25,415	25,795
	Toyota Motor Credit Corp.	2.000%	9/15/16	6,069	6,149
	Toyota Motor Credit Corp.	2.050%	1/12/17	27,380	27,817
	Toyota Motor Credit Corp.	1.450%	1/12/18	27,350	27,338
	Toyota Motor Credit Corp.	1.550%	7/13/18	14,740	14,724
	Toyota Motor Credit Corp.	2.000%	10/24/18	20,510	20,665
	Toyota Motor Credit Corp.	2.100%	1/17/19	19,530	19,708
	Toyota Motor Credit Corp.	2.125%	7/18/19	39,540	39,734
	VF Corp.	5.950%	11/1/17	5,860	6,453
	Wal-Mart Stores Inc.	0.600%	4/11/16	28,886	28,908
	Wal-Mart Stores Inc.	2.800%	4/15/16	22,139	22,493
	Wal-Mart Stores Inc.	5.375%	4/5/17	20,191	21,718
	Wal-Mart Stores Inc.	5.800%	2/15/18	23,798	26,467
	Wal-Mart Stores Inc.	1.125%	4/11/18	22,940	22,884
	Wal-Mart Stores Inc.	1.950%	12/15/18	8,280	8,408
	Wal-Mart Stores Inc.	3.625%	7/8/20	23,005	24,654
	Wal-Mart Stores Inc.	3.250%	10/25/20	19,080	20,106
	Wal-Mart Stores Inc.	4.250%	4/15/21	1,685	1,846
	Walgreen Co.	1.800%	9/15/17	23,321	23,700
	Walgreen Co.	5.250%	1/15/19	14,070	15,468
12	Walgreens Boots Alliance Inc.	2.875%	11/20/20	11,561	18,042
7	Wesfarmers Ltd.	2.983%	5/18/16	48,251	49,020
7	Wesfarmers Ltd.	1.874%	3/20/18	17,250	17,232
	Wyndham Worldwide Corp.	2.950%	3/1/17	7,800	7,922
	Wyndham Worldwide Corp.	2.500%	3/1/18	6,835	6,845
	Yum! Brands Inc.	6.250%	4/15/16	9,285	9,616
	Yum! Brands Inc.	6.250%	3/15/18	3,096	3,416

25

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Consumer Noncyclical (6.4%)
	AbbVie Inc.	1.750%	11/6/17	36,285	36,334
	AbbVie Inc.	1.800%	5/14/18	126,410	126,112
	AbbVie Inc.	2.500%	5/14/20	73,150	72,772
	Actavis Funding SCS	1.850%	3/1/17	29,461	29,505
	Actavis Funding SCS	2.350%	3/12/18	48,961	49,210
	Actavis Funding SCS	2.450%	6/15/19	9,765	9,714
	Actavis Funding SCS	3.000%	3/12/20	103,408	103,700
	Actavis Inc.	1.875%	10/1/17	26,481	26,368
	Actavis Inc.	6.125%	8/15/19	9,765	11,007
	Agilent Technologies Inc.	6.500%	11/1/17	2,257	2,492
	Agilent Technologies Inc.	5.000%	7/15/20	10,435	11,460
	Allergan Inc.	5.750%	4/1/16	27,255	28,081
	Allergan Inc.	1.350%	3/15/18	7,800	7,672
	Altria Group Inc.	4.125%	9/11/15	48,357	48,529
	Altria Group Inc.	9.250%	8/6/19	57,579	71,958
	Altria Group Inc.	4.750%	5/5/21	29,917	32,488
	Amgen Inc.	2.125%	5/15/17	76,632	77,701
	Amgen Inc.	5.850%	6/1/17	39,277	42,396
	Amgen Inc.	6.150%	6/1/18	4,525	5,075
	Amgen Inc.	5.700%	2/1/19	7,895	8,865
	Amgen Inc.	2.200%	5/22/19	40,475	40,525
	Amgen Inc.	2.125%	5/1/20	20,485	20,166
	Anheuser-Busch Cos. LLC	5.050%	10/15/16	4,875	5,117
	Anheuser-Busch Cos. LLC	5.600%	3/1/17	5,275	5,649
	Anheuser-Busch Cos. LLC	5.500%	1/15/18	8,650	9,487
	Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	2,345	2,338
	Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	28,710	28,907
	Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	17,115	17,324
	Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	64,832	65,114
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	22,450	26,589
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	9,850	11,147
7	Baxalta Inc.	2.000%	6/22/18	9,525	9,526
7	Baxalta Inc.	2.875%	6/23/20	35,775	35,839
	Baxter International Inc.	5.375%	6/1/18	9,745	10,717
7	Bayer US Finance LLC	1.500%	10/6/17	19,525	19,571
7	Bayer US Finance LLC	2.375%	10/8/19	58,575	59,062
	Becton Dickinson & Co.	1.800%	12/15/17	14,600	14,584
	Becton Dickinson & Co.	2.675%	12/15/19	9,815	9,891
	Biogen Inc.	6.875%	3/1/18	4,880	5,497
	Boston Scientific Corp.	2.650%	10/1/18	20,960	21,370
	Boston Scientific Corp.	2.850%	5/15/20	14,600	14,551
	Bottling Group LLC	5.500%	4/1/16	12,544	12,952
	Cardinal Health Inc.	1.900%	6/15/17	6,830	6,884
	Cardinal Health Inc.	1.700%	3/15/18	20,540	20,473
	Cardinal Health Inc.	1.950%	6/15/18	32,300	32,347
7	Cargill Inc.	1.900%	3/1/17	26,836	27,112
7	Cargill Inc.	6.000%	11/27/17	12,295	13,536
11	Cargill Inc.	1.875%	9/4/19	9,766	11,295
	Catholic Health Initiatives Colorado GO	2.600%	8/1/18	2,900	2,948
	Clorox Co.	5.950%	10/15/17	4,880	5,328
	Coca-Cola Co.	1.650%	3/14/18	6,774	6,835
	Coca-Cola Co.	1.150%	4/1/18	14,755	14,679
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	18,500	18,838
	ConAgra Foods Inc.	1.300%	1/25/16	29,250	29,267
	ConAgra Foods Inc.	5.819%	6/15/17	2,977	3,196
	ConAgra Foods Inc.	1.900%	1/25/18	46,240	46,010
	ConAgra Foods Inc.	2.100%	3/15/18	2,811	2,797
	ConAgra Foods Inc.	7.000%	4/15/19	3,909	4,446
	Constellation Brands Inc.	3.875%	11/15/19	9,750	9,982
	Constellation Brands Inc.	3.750%	5/1/21	5,130	5,162
	Covidien International Finance SA	6.000%	10/15/17	48,315	52,938
	CR Bard Inc.	1.375%	1/15/18	15,595	15,427

26

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Diageo Capital plc	1.125%	4/29/18	7,115	6,978
	Dignity Health California GO	2.637%	11/1/19	2,000	2,032
	Edwards Lifesciences Corp.	2.875%	10/15/18	24,400	24,861
	Express Scripts Holding Co.	2.650%	2/15/17	52,581	53,452
	General Mills Inc.	5.700%	2/15/17	9,110	9,702
	General Mills Inc.	5.650%	2/15/19	14,700	16,484
	Gilead Sciences Inc.	3.050%	12/1/16	24,786	25,409
	Gilead Sciences Inc.	4.500%	4/1/21	13,675	14,946
	Gilead Sciences Inc.	4.400%	12/1/21	34,340	37,263
	GlaxoSmithKline Capital Inc.	5.650%	5/15/18	16,600	18,459
	Ingredion Inc.	1.800%	9/25/17	5,855	5,838
7	JM Smucker Co.	1.750%	3/15/18	26,400	26,415
7	JM Smucker Co.	2.500%	3/15/20	38,595	38,552
	Kraft Foods Group Inc.	2.250%	6/5/17	6,275	6,354
	Kraft Foods Group Inc.	6.125%	8/23/18	14,240	15,917
7	Kraft Heinz Foods Co.	2.800%	7/2/20	34,200	34,426
	Kroger Co.	1.200%	10/17/16	6,840	6,835
	Kroger Co.	2.200%	1/15/17	6,895	6,976
	Kroger Co.	6.800%	12/15/18	5,950	6,832
	Kroger Co.	2.300%	1/15/19	31,250	31,513
	Laboratory Corp. of America Holdings	2.625%	2/1/20	9,765	9,724
11	Luxottica Group SPA	3.625%	3/19/19	21,450	26,182
	McKesson Corp.	0.950%	12/4/15	23,400	23,406
	McKesson Corp.	3.250%	3/1/16	16,079	16,278
	McKesson Corp.	5.700%	3/1/17	5,675	6,052
	McKesson Corp.	2.284%	3/15/19	34,250	34,236
	Medco Health Solutions Inc.	7.125%	3/15/18	32,695	37,103
7	Medtronic Inc.	1.500%	3/15/18	28,725	28,712
7	Medtronic Inc.	2.500%	3/15/20	75,710	76,218
	Medtronic Inc.	4.450%	3/15/20	12,806	14,001
7	Medtronic Inc.	3.150%	3/15/22	9,750	9,780
	Merck Sharp & Dohme Corp.	5.000%	6/30/19	14,231	15,817
	Mondelez International Inc.	4.125%	2/9/16	34,462	35,046
	Mondelez International Inc.	2.250%	2/1/19	38,795	39,009
11	Mondelez International Inc.	2.375%	1/26/21	7,984	9,320
11	Mondelez International Inc.	1.000%	3/7/22	29,731	31,941
	Mylan Inc.	1.800%	6/24/16	31,375	31,513
	Mylan Inc.	2.550%	3/28/19	14,340	14,256
	Newell Rubbermaid Inc.	2.050%	12/1/17	12,540	12,628
	Newell Rubbermaid Inc.	2.875%	12/1/19	9,675	9,801
	PepsiCo Inc.	5.000%	6/1/18	13,670	14,972
	PepsiCo Inc.	7.900%	11/1/18	13,680	16,304
	PepsiCo Inc.	2.250%	1/7/19	7,900	8,032
	PepsiCo Inc.	4.500%	1/15/20	20,055	21,975
	PepsiCo Inc.	1.850%	4/30/20	43,850	43,036
7	Pernod Ricard SA	2.950%	1/15/17	58,895	59,985
7	Pernod Ricard SA	4.450%	1/15/22	9,775	10,314
	Perrigo Co. plc	2.300%	11/8/18	14,645	14,607
	Pfizer Inc.	6.200%	3/15/19	53,797	61,619
	Pharmacia Corp.	6.500%	12/1/18	8,300	9,580
	Philip Morris International Inc.	2.500%	5/16/16	20,635	20,934
	Philip Morris International Inc.	1.125%	8/21/17	4,975	4,970
	Philip Morris International Inc.	5.650%	5/16/18	19,490	21,601
	Procter & Gamble Co.	4.850%	12/15/15	2,925	2,971
	Procter & Gamble Co.	4.700%	2/15/19	10,940	12,081
	Quest Diagnostics Inc.	2.700%	4/1/19	19,535	19,797
7	Reynolds American Inc.	3.500%	8/4/16	30,285	30,938
	Reynolds American Inc.	6.750%	6/15/17	10,880	11,853
	Reynolds American Inc.	2.300%	6/12/18	28,700	28,971
7	Reynolds American Inc.	8.125%	6/23/19	20,285	24,074
	Reynolds American Inc.	3.250%	6/12/20	45,202	45,983
7	Roche Holdings Inc.	6.000%	3/1/19	22,318	25,351
7	Roche Holdings Inc.	2.250%	9/30/19	29,295	29,614
	Sanofi	1.250%	4/10/18	48,805	48,591

27

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	St. Jude Medical Inc.	2.500%	1/15/16	19,291	19,428
	Stryker Corp.	1.300%	4/1/18	11,850	11,780
	Sutter Health California GO	1.090%	8/15/53	10,000	9,725
7	Takeda Pharmaceutical Co. Ltd.	1.625%	3/17/17	57,004	57,292
	Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	38,645	39,109
	Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	11,800	12,014
	Thermo Fisher Scientific Inc.	3.200%	3/1/16	19,490	19,711
	Thermo Fisher Scientific Inc.	2.250%	8/15/16	13,695	13,835
	Tyson Foods Inc.	6.600%	4/1/16	38,414	39,811
	Tyson Foods Inc.	2.650%	8/15/19	65,403	66,039
	Tyson Foods Inc.	4.500%	6/15/22	9,035	9,594
	Whirlpool Corp.	6.500%	6/15/16	2,950	3,083
	Wyeth LLC	5.500%	2/15/16	9,745	10,003
	Wyeth LLC	5.450%	4/1/17	3,270	3,507
	Zimmer Biomet Holdings Inc.	2.000%	4/1/18	19,535	19,546
	Zimmer Biomet Holdings Inc.	2.700%	4/1/20	34,220	34,122
	Zoetis Inc.	1.875%	2/1/18	3,640	3,623
	Energy (4.1%)
	Anadarko Petroleum Corp.	5.950%	9/15/16	35,870	37,639
	Anadarko Petroleum Corp.	6.375%	9/15/17	12,242	13,376
	BP Capital Markets plc	3.200%	3/11/16	77,518	78,649
	BP Capital Markets plc	2.248%	11/1/16	37,575	38,147
	BP Capital Markets plc	1.846%	5/5/17	41,475	41,896
	BP Capital Markets plc	1.375%	11/6/17	19,450	19,406
	BP Capital Markets plc	1.375%	5/10/18	53,854	53,502
	BP Capital Markets plc	2.241%	9/26/18	24,638	24,973
9	BP Capital Markets plc	4.750%	11/15/18	10,550	8,076
	BP Capital Markets plc	4.750%	3/10/19	30,289	33,215
	BP Capital Markets plc	2.237%	5/10/19	24,500	24,704
	BP Capital Markets plc	2.315%	2/13/20	53,650	53,741
	Canadian Natural Resources Ltd.	1.750%	1/15/18	9,750	9,686
	Cenovus Energy Inc.	5.700%	10/15/19	24,325	27,165
	Chevron Corp.	1.345%	11/15/17	24,565	24,607
	Chevron Corp.	1.104%	12/5/17	13,700	13,639
	Chevron Corp.	1.365%	3/2/18	28,485	28,433
	Chevron Corp.	1.718%	6/24/18	29,300	29,482
	Chevron Corp.	1.961%	3/3/20	25,185	25,016
	Chevron Corp.	2.427%	6/24/20	25,000	25,278
	ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	34,080	35,960
	ConocoPhillips Co.	2.200%	5/15/20	12,580	12,543
	Dominion Gas Holdings LLC	2.500%	12/15/19	21,500	21,681
	Dominion Gas Holdings LLC	3.550%	11/1/23	12,700	12,666
	El Paso Natural Gas Co. LLC	5.950%	4/15/17	10,283	10,946
7	Enable Midstream Partners LP	2.400%	5/15/19	19,530	18,645
4	Enbridge Energy Partners LP	8.050%	10/1/77	1,860	1,897
	Energy Transfer Partners LP	6.125%	2/15/17	19,467	20,636
	Energy Transfer Partners LP	2.500%	6/15/18	19,050	19,072
	Energy Transfer Partners LP	6.700%	7/1/18	40,929	45,501
	Energy Transfer Partners LP	4.150%	10/1/20	22,450	23,041
	Ensco plc	4.700%	3/15/21	13,180	12,928
	Enterprise Products Operating LLC	1.650%	5/7/18	24,325	24,287
	EOG Resources Inc.	5.875%	9/15/17	2,950	3,223
	EOG Resources Inc.	5.625%	6/1/19	6,611	7,445
	EOG Resources Inc.	4.400%	6/1/20	28,540	31,253
	EOG Resources Inc.	2.625%	3/15/23	8,571	8,276
	Exxon Mobil Corp.	1.912%	3/6/20	29,700	29,527
7	GS Caltex Corp.	5.500%	10/15/15	14,165	14,283
	Kinder Morgan Energy Partners LP	3.500%	3/1/16	16,018	16,217
	Kinder Morgan Energy Partners LP	6.000%	2/1/17	15,818	16,778
	Kinder Morgan Energy Partners LP	5.950%	2/15/18	19,173	20,799
	Kinder Morgan Energy Partners LP	2.650%	2/1/19	18,525	18,266
	Kinder Morgan Energy Partners LP	6.500%	4/1/20	17,870	20,216
	Kinder Morgan Inc.	7.000%	6/15/17	23,460	25,507

28

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Kinder Morgan Inc.	7.250%	6/1/18	14,650	16,418
	Kinder Morgan Inc.	3.050%	12/1/19	30,610	30,345
	Marathon Oil Corp.	0.900%	11/1/15	12,630	12,622
	Marathon Oil Corp.	5.900%	3/15/18	13,565	14,822
	Marathon Oil Corp.	2.700%	6/1/20	32,070	31,818
	Nabors Industries Inc.	2.350%	9/15/16	16,600	16,553
	Nabors Industries Inc.	6.150%	2/15/18	19,540	20,793
	Noble Holding International Ltd.	3.450%	8/1/15	7,581	7,581
	Noble Holding International Ltd.	3.050%	3/1/16	16,130	16,250
	Occidental Petroleum Corp.	1.750%	2/15/17	93,490	94,212
	Occidental Petroleum Corp.	1.500%	2/15/18	50,620	50,461
	ONEOK Partners LP	3.200%	9/15/18	11,720	11,880
	ONEOK Partners LP	8.625%	3/1/19	7,940	9,408
	Petro-Canada	6.050%	5/15/18	4,885	5,421
	Phillips 66	2.950%	5/1/17	42,140	43,215
	Pioneer Natural Resources Co.	6.650%	3/15/17	4,880	5,245
	Pioneer Natural Resources Co.	6.875%	5/1/18	12,710	14,127
	Plains All American Pipeline LP / PAA Finance Corp.	5.000%	2/1/21	9,640	10,409
	Pride International Inc.	8.500%	6/15/19	7,750	9,002
	Pride International Inc.	6.875%	8/15/20	11,625	13,029
	Shell International Finance BV	5.200%	3/22/17	14,225	15,156
	Shell International Finance BV	1.125%	8/21/17	6,900	6,890
	Shell International Finance BV	1.900%	8/10/18	9,775	9,860
	Shell International Finance BV	2.000%	11/15/18	15,675	15,837
	Shell International Finance BV	4.300%	9/22/19	9,750	10,597
	Shell International Finance BV	2.125%	5/11/20	63,500	63,475
7	Southern Natural Gas Co. LLC	5.900%	4/1/17	11,453	12,131
	Southern Natural Gas Co. LLC / Southern Natural
	Issuing Corp.	4.400%	6/15/21	6,395	6,637
	Southwestern Energy Co.	3.300%	1/23/18	10,600	10,741
	Southwestern Energy Co.	7.500%	2/1/18	23,180	25,556
	Southwestern Energy Co.	4.050%	1/23/20	52,635	53,418
	Spectra Energy Partners LP	2.950%	9/25/18	9,770	9,989
	Suncor Energy Inc.	6.100%	6/1/18	12,721	14,183
	Total Capital Canada Ltd.	1.450%	1/15/18	43,977	44,022
	Total Capital International SA	1.500%	2/17/17	28,278	28,466
	Total Capital International SA	1.550%	6/28/17	17,925	18,045
	Total Capital International SA	2.125%	1/10/19	39,500	39,881
	Total Capital International SA	2.100%	6/19/19	14,600	14,739
	Total Capital SA	2.125%	8/10/18	11,627	11,774
4	TransCanada PipeLines Ltd.	6.350%	5/15/67	5,060	4,700
	Transocean Inc.	5.550%	12/15/16	60,726	61,409
	Transocean Inc.	3.000%	10/15/17	65,947	61,990
	Transocean Inc.	6.000%	3/15/18	19,535	18,925
	Valero Energy Corp.	6.125%	6/15/17	9,010	9,744
	Weatherford International LLC	6.350%	6/15/17	13,005	13,713
	Weatherford International Ltd.	5.500%	2/15/16	9,760	9,941
	Weatherford International Ltd.	6.000%	3/15/18	10,655	11,176
	Weatherford International Ltd.	5.125%	9/15/20	11,700	11,267
	Western Gas Partners LP	2.600%	8/15/18	6,840	6,840
	Williams Partners LP	3.600%	3/15/22	20,500	19,814
7	Woodside Finance Ltd.	8.750%	3/1/19	15,850	18,895
	Other Industrial (0.1%)
11	G4S International Finance plc	2.625%	12/6/18	10,777	12,510
7	Hutchison Whampoa International 09 Ltd.	7.625%	4/9/19	30,700	36,309
7	Hutchison Whampoa International 14 Ltd.	1.625%	10/31/17	35,955	35,814
	Technology (3.0%)
	Adobe Systems Inc.	4.750%	2/1/20	20,025	22,020
	Altera Corp.	1.750%	5/15/17	7,375	7,415
	Altera Corp.	2.500%	11/15/18	50,990	51,863
	Amphenol Corp.	2.550%	1/30/19	9,127	9,238
	Apple Inc.	0.900%	5/12/17	17,765	17,756
	Apple Inc.	1.000%	5/3/18	29,410	29,112

29

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Apple Inc.	2.100%	5/6/19	61,365	62,084
Apple Inc.	1.550%	2/7/20	19,535	19,187
Apple Inc.	2.000%	5/6/20	25,650	25,551
Apple Inc.	2.850%	5/6/21	37,000	37,500
Applied Materials Inc.	2.650%	6/15/16	9,800	9,945
Autodesk Inc.	3.125%	6/15/20	24,415	24,556
Baidu Inc.	2.250%	11/28/17	16,615	16,664
Baidu Inc.	3.250%	8/6/18	31,200	31,906
Baidu Inc.	2.750%	6/9/19	17,575	17,547
CA Inc.	3.600%	8/1/20	10,730	10,779
Cisco Systems Inc.	1.650%	6/15/18	19,345	19,427
Cisco Systems Inc.	4.950%	2/15/19	40,890	45,206
Cisco Systems Inc.	2.125%	3/1/19	34,564	34,932
Cisco Systems Inc.	4.450%	1/15/20	27,210	29,758
Cisco Systems Inc.	2.450%	6/15/20	24,420	24,671
Computer Sciences Corp.	2.500%	9/15/15	14,630	14,657
Computer Sciences Corp.	6.500%	3/15/18	21,220	23,478
Corning Inc.	1.450%	11/15/17	19,705	19,662
Corning Inc.	1.500%	5/8/18	27,985	27,934
Corning Inc.	6.625%	5/15/19	5,575	6,463
EMC Corp.	1.875%	6/1/18	16,210	16,276
EMC Corp.	2.650%	6/1/20	12,165	12,283
Fidelity National Information Services Inc.	1.450%	6/5/17	11,230	11,192
Fidelity National Information Services Inc.	2.000%	4/15/18	3,015	3,007
Fiserv Inc.	2.700%	6/1/20	12,151	12,153
Hewlett-Packard Co.	2.125%	9/13/15	14,010	14,032
Hewlett-Packard Co.	2.200%	12/1/15	10,232	10,276
Hewlett-Packard Co.	2.650%	6/1/16	25,208	25,511
Hewlett-Packard Co.	3.000%	9/15/16	73,977	75,295
Hewlett-Packard Co.	3.300%	12/9/16	24,852	25,442
Hewlett-Packard Co.	5.400%	3/1/17	12,791	13,551
Hewlett-Packard Co.	2.600%	9/15/17	36,000	36,588
Hewlett-Packard Co.	5.500%	3/1/18	7,330	8,016
Hewlett-Packard Co.	2.750%	1/14/19	16,760	16,966
Intel Corp.	1.950%	10/1/16	7,566	7,670
Intel Corp.	1.350%	12/15/17	78,638	78,569
Intel Corp.	2.450%	7/29/20	13,600	13,679
Intel Corp.	3.300%	10/1/21	7,815	8,068
International Business Machines Corp.	1.250%	2/6/17	19,600	19,694
International Business Machines Corp.	5.700%	9/14/17	25,910	28,303
International Business Machines Corp.	1.250%	2/8/18	9,700	9,684
International Business Machines Corp.	7.625%	10/15/18	6,040	7,144
International Business Machines Corp.	1.950%	2/12/19	26,865	27,033
KLA-Tencor Corp.	2.375%	11/1/17	13,845	13,965
KLA-Tencor Corp.	3.375%	11/1/19	3,625	3,701
Lam Research Corp.	2.750%	3/15/20	24,420	24,330
Oracle Corp.	1.200%	10/15/17	27,305	27,283
Oracle Corp.	5.750%	4/15/18	16,818	18,681
Oracle Corp.	2.375%	1/15/19	53,488	54,501
Oracle Corp.	5.000%	7/8/19	13,670	15,229
Oracle Corp.	2.250%	10/8/19	94,586	95,280
Oracle Corp.	2.800%	7/8/21	31,730	31,997
Pitney Bowes Inc.	5.750%	9/15/17	687	740
Pitney Bowes Inc.	5.600%	3/15/18	4,880	5,290
QUALCOMM Inc.	1.400%	5/18/18	17,690	17,514
QUALCOMM Inc.	2.250%	5/20/20	16,035	15,815
Seagate HDD Cayman	3.750%	11/15/18	29,275	30,300
Tyco Electronics Group SA	6.550%	10/1/17	5,355	5,912
Tyco Electronics Group SA	2.375%	12/17/18	14,650	14,796
Tyco Electronics Group SA	2.350%	8/1/19	18,380	18,432
Xerox Corp.	5.625%	12/15/19	15,675	17,470
Xerox Corp.	2.750%	9/1/20	14,655	14,507
Xilinx Inc.	2.125%	3/15/19	31,415	31,523

30

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Transportation (1.2%)
4,7	AA Aircraft Financing 2013-1 LLC	6.500%	11/1/17	18,276	18,642
4,7	American Airlines 2013-2 Class A Pass Through Trust	3.596%	11/1/19	29,516	30,106
	Canadian National Railway Co.	5.850%	11/15/17	15,930	17,358
	Canadian National Railway Co.	5.550%	3/1/19	3,810	4,279
	Canadian National Railway Co.	2.850%	12/15/21	8,250	8,383
	Canadian Pacific Railway Co.	6.500%	5/15/18	14,710	16,571
	Canadian Pacific Railway Co.	7.250%	5/15/19	8,325	9,816
4	Continental Airlines 1997-4 Class A Pass Through Trust	6.900%	7/2/19	3,931	4,103
4	Continental Airlines 1998-1 Class A Pass Through Trust	6.648%	3/15/19	1,582	1,638
4	Continental Airlines 1998-1 Class B Pass Through Trust	6.748%	9/15/18	3,585	3,773
4	Continental Airlines 1999-1 Class B Pass Through Trust	6.795%	2/2/20	842	872
4	Continental Airlines 2000-1 Class A-1 Pass Through
	Trust	8.048%	11/1/20	3,992	4,521
4	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	10/1/22	14,329	15,797
4	Continental Airlines 2012-2 Class B Pass Through Trust	5.500%	4/29/22	2,905	3,014
	CSX Corp.	6.250%	3/15/18	30,078	33,618
4,13	Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718%	7/2/24	16,106	18,280
4	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	6/17/21	24,704	28,193
4	Delta Air Lines 2010-1 Class A Pass Through Trust	6.200%	1/2/20	10,188	11,066
4	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	2,545	2,685
7	ERAC USA Finance LLC	1.400%	4/15/16	8,717	8,727
7	ERAC USA Finance LLC	6.375%	10/15/17	11,112	12,204
7	ERAC USA Finance LLC	2.800%	11/1/18	16,645	16,998
7	ERAC USA Finance LLC	2.350%	10/15/19	11,715	11,680
4	Hawaiian Airlines 2013-1 Class A Pass Through
	Certificates	3.900%	1/15/26	7,510	7,397
7	HPHT Finance 15 Ltd.	2.250%	3/17/18	29,305	29,174
	JB Hunt Transport Services Inc.	3.375%	9/15/15	16,590	16,638
	JB Hunt Transport Services Inc.	2.400%	3/15/19	5,100	5,139
[4,6,13]	JetBlue Airways 2004-2 G-2 Pass Through Trust	0.724%	5/15/18	9,655	9,510
4	Northwest Airlines 2007-1 Class B Pass Through Trust	8.028%	11/1/17	23,420	25,879
	Ryder System Inc.	7.200%	9/1/15	10,820	10,871
	Ryder System Inc.	5.850%	11/1/16	8,440	8,897
	Ryder System Inc.	2.500%	3/1/17	12,635	12,831
	Ryder System Inc.	2.450%	11/15/18	5,850	5,936
	Ryder System Inc.	2.350%	2/26/19	7,499	7,526
	Ryder System Inc.	2.550%	6/1/19	6,840	6,866
	Ryder System Inc.	2.650%	3/2/20	14,650	14,657
4	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	5,044	5,674
4	Spirit Airlines 2015-1 Pass Through Trust B	4.450%	10/1/25	14,650	14,613
4,7	UAL 2009-2B Pass Through Trust	12.000%	7/15/17	2,544	2,637
	Union Pacific Corp.	5.750%	11/15/17	9,624	10,578
	Union Pacific Corp.	5.700%	8/15/18	28,989	32,573
	Union Pacific Corp.	2.250%	2/15/19	15,645	15,871
	Union Pacific Corp.	1.800%	2/1/20	8,400	8,269
	Union Pacific Corp.	2.250%	6/19/20	29,305	29,473
	United Continental Holdings Inc.	6.375%	6/1/18	6,335	6,652
	United Parcel Service Inc.	5.125%	4/1/19	50,822	56,744
	United Parcel Service of America Inc.	8.375%	4/1/20	32,757	41,734
					15,250,370
Utilities (4.1%)
	Electric (3.7%)
	Ameren Illinois Co.	6.125%	11/15/17	6,810	7,534
	Ameren Illinois Co.	6.250%	4/1/18	4,690	5,221
	American Electric Power Co. Inc.	1.650%	12/15/17	35,350	35,311
	Appalachian Power Co.	5.000%	6/1/17	5,605	5,950
	Arizona Public Service Co.	6.250%	8/1/16	3,892	4,095
	Arizona Public Service Co.	8.750%	3/1/19	14,605	17,888
	Baltimore Gas & Electric Co.	5.900%	10/1/16	6,756	7,123
	Berkshire Hathaway Energy Co.	5.750%	4/1/18	44,840	49,538
	Berkshire Hathaway Energy Co.	2.000%	11/15/18	39,110	39,324
	Berkshire Hathaway Energy Co.	2.400%	2/1/20	17,600	17,611

31

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	CenterPoint Energy Inc.	5.950%	2/1/17	21,490	22,955
	CenterPoint Energy Inc.	6.500%	5/1/18	7,270	8,132
	CMS Energy Corp.	6.550%	7/17/17	2,646	2,894
	CMS Energy Corp.	5.050%	2/15/18	45,536	49,091
	Commonwealth Edison Co.	5.950%	8/15/16	38,233	40,176
	Commonwealth Edison Co.	1.950%	9/1/16	34,091	34,403
	Commonwealth Edison Co.	6.150%	9/15/17	27,867	30,581
	Commonwealth Edison Co.	5.800%	3/15/18	36,085	40,046
	Commonwealth Edison Co.	2.150%	1/15/19	6,840	6,886
	Commonwealth Edison Co.	4.000%	8/1/20	18,626	20,042
	Commonwealth Edison Co.	3.400%	9/1/21	4,550	4,752
	Consumers Energy Co.	5.500%	8/15/16	2,130	2,228
	Consumers Energy Co.	5.150%	2/15/17	13,960	14,773
	Consumers Energy Co.	5.650%	9/15/18	12,700	14,206
	Consumers Energy Co.	6.125%	3/15/19	25,262	29,050
	Consumers Energy Co.	6.700%	9/15/19	27,675	32,645
	DTE Electric Co.	5.600%	6/15/18	16,931	18,788
	Duke Energy Carolinas LLC	5.100%	4/15/18	25,322	27,666
	Duke Energy Carolinas LLC	7.000%	11/15/18	27,502	32,112
	Duke Energy Carolinas LLC	4.300%	6/15/20	12,615	13,845
	Duke Energy Carolinas LLC	3.900%	6/15/21	4,851	5,198
	Duke Energy Corp.	2.100%	6/15/18	10,490	10,607
	Duke Energy Corp.	6.250%	6/15/18	21,562	24,214
	Duke Energy Corp.	5.050%	9/15/19	12,700	14,096
	Duke Energy Florida Inc.	5.800%	9/15/17	11,424	12,464
	Duke Energy Florida Inc.	5.650%	6/15/18	39,575	43,995
	Duke Energy Florida Inc.	4.550%	4/1/20	18,900	20,832
	Duke Energy Progress Inc.	5.250%	12/15/15	14,832	15,086
7	EDP Finance BV	6.000%	2/2/18	4,880	5,232
7	EDP Finance BV	4.900%	10/1/19	17,314	18,125
7	EDP Finance BV	4.125%	1/15/20	37,745	38,344
7	EDP Finance BV	5.250%	1/14/21	5,405	5,718
	Entergy Corp.	4.700%	1/15/17	11,695	12,143
	Entergy Gulf States Louisiana LLC	6.000%	5/1/18	1,230	1,367
	Entergy Louisiana LLC	6.500%	9/1/18	14,300	16,283
	Eversource Energy	1.450%	5/1/18	21,490	21,268
	Eversource Energy	4.500%	11/15/19	3,980	4,290
	Exelon Corp.	1.550%	6/9/17	23,800	23,795
	Exelon Corp.	2.850%	6/15/20	21,460	21,553
	Exelon Corp.	3.950%	6/15/25	14,650	14,820
	Exelon Generation Co. LLC	6.200%	10/1/17	16,105	17,557
	Exelon Generation Co. LLC	2.950%	1/15/20	18,560	18,664
	FirstEnergy Corp.	2.750%	3/15/18	23,426	23,735
	FirstEnergy Corp.	4.250%	3/15/23	26,204	26,634
7	FirstEnergy Transmission LLC	4.350%	1/15/25	28,370	29,061
	Florida Power & Light Co.	2.750%	6/1/23	13,790	13,610
	Florida Power & Light Co.	3.250%	6/1/24	10,125	10,306
4,7	FPL Energy Marcus Hook LP	7.590%	7/10/18	16,398	17,546
	Georgia Power Co.	5.400%	6/1/18	7,815	8,625
	LG&E & KU Energy LLC	3.750%	11/15/20	13,482	14,156
	Louisville Gas & Electric Co.	1.625%	11/15/15	4,826	4,840
	MidAmerican Energy Co.	5.950%	7/15/17	14,170	15,377
	MidAmerican Energy Co.	5.300%	3/15/18	37,367	40,861
	National Rural Utilities Cooperative Finance Corp.	1.900%	11/1/15	12,199	12,241
	National Rural Utilities Cooperative Finance Corp.	3.050%	3/1/16	7,729	7,843
	National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	11,340	12,167
	National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	32,768	35,845
	National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	20,513	25,913
	National Rural Utilities Cooperative Finance Corp.	2.150%	2/1/19	27,680	27,796
	National Rural Utilities Cooperative Finance Corp.	2.300%	11/15/19	13,665	13,807
	National Rural Utilities Cooperative Finance Corp.	2.000%	1/27/20	29,405	29,136
	National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	31,755	31,790
	Nevada Power Co.	6.500%	5/15/18	32,715	37,122
	Nevada Power Co.	6.500%	8/1/18	9,683	11,017

32

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	8,766	9,841
	NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	19,530	19,435
	NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	29,770	30,088
	NSTAR Electric Co.	5.625%	11/15/17	4,930	5,393
	NV Energy Inc.	6.250%	11/15/20	12,195	14,055
	Ohio Power Co.	6.000%	6/1/16	9,838	10,243
	Pacific Gas & Electric Co.	5.625%	11/30/17	52,634	57,289
	Pacific Gas & Electric Co.	8.250%	10/15/18	25,020	29,957
	Pacific Gas & Electric Co.	3.500%	10/1/20	33,200	34,853
	Pacific Gas & Electric Co.	4.250%	5/15/21	8,790	9,443
	PacifiCorp	5.650%	7/15/18	20,566	22,841
	PacifiCorp	5.500%	1/15/19	4,630	5,186
	PacifiCorp	3.850%	6/15/21	3,900	4,173
	Pennsylvania Electric Co.	6.050%	9/1/17	5,445	5,923
	PPL Capital Funding Inc.	1.900%	6/1/18	13,915	13,893
	Public Service Electric & Gas Co.	5.300%	5/1/18	2,930	3,215
	Public Service Electric & Gas Co.	2.300%	9/15/18	28,815	29,356
	Puget Sound Energy Inc.	4.300%	5/20/45	14,020	14,356
	SCANA Corp.	4.750%	5/15/21	7,705	8,144
	Sierra Pacific Power Co.	6.000%	5/15/16	18,500	19,262
	South Carolina Electric & Gas Co.	5.250%	11/1/18	1,125	1,256
	South Carolina Electric & Gas Co.	6.500%	11/1/18	12,181	14,037
	Southern California Edison Co.	1.125%	5/1/17	6,840	6,834
	Southern California Edison Co.	5.500%	8/15/18	5,295	5,883
	Southern Co.	2.750%	6/15/20	36,610	36,670
	Southwestern Electric Power Co.	5.550%	1/15/17	2,010	2,126
	Southwestern Electric Power Co.	5.875%	3/1/18	10,080	11,103
	Tampa Electric Co.	6.100%	5/15/18	21,670	24,310
	TECO Finance Inc.	6.572%	11/1/17	9,950	11,020
	Union Electric Co.	6.400%	6/15/17	14,987	16,356
	Union Electric Co.	6.700%	2/1/19	16,542	19,213
	Virginia Electric & Power Co.	5.400%	4/30/18	5,992	6,606
	Xcel Energy Inc.	1.200%	6/1/17	14,355	14,353
	Natural Gas (0.4%)
11	2i Rete Gas SPA	1.750%	7/16/19	23,545	26,700
	Atmos Energy Corp.	8.500%	3/15/19	9,760	11,854
	Sempra Energy	6.500%	6/1/16	77,159	80,573
	Sempra Energy	2.300%	4/1/17	36,630	37,108
	Sempra Energy	6.150%	6/15/18	13,585	15,226
	Sempra Energy	2.400%	3/15/20	10,265	10,200
	Other Utility (0.0%)
	American Water Capital Corp.	6.085%	10/15/17	9,357	10,267

					2,158,586

Total Corporate Bonds (Cost $32,885,500)					32,885,298

Sovereign Bonds (U.S. Dollar-Denominated) (7.1%)
	Abu Dhabi National Energy Co. PJSC	4.125%	3/13/17	4,077	4,225
7	Banco de Costa Rica	5.250%	8/12/18	4,800	4,915
7	Banco del Estado de Chile	2.000%	11/9/17	6,200	6,217
7	Banco del Estado de Chile	3.875%	2/8/22	2,000	2,068
7	Banco do Nordeste do Brasil SA	3.625%	11/9/15	2,000	2,007
7	Banco Latinoamericano de Comercio Exterior SA	3.750%	4/4/17	8,750	8,990
	Banco Latinoamericano de Comercio Exterior SA	3.750%	4/4/17	28,235	29,040
7	Banco Nacional de Desenvolvimento Economico e
	Social	3.375%	9/26/16	6,400	6,432
7	Bank Nederlandse Gemeenten	0.875%	2/21/17	23,500	23,506
7	Bank Nederlandse Gemeenten	2.500%	1/23/23	2,450	2,486
7	Bermuda	4.138%	1/3/23	6,000	6,034
7	Bermuda	4.854%	2/6/24	5,800	6,095
7	Caisse d'Amortissement de la Dette Sociale	1.125%	1/30/17	3,000	3,018
7	Caisse d'Amortissement de la Dette Sociale	1.375%	1/29/18	4,875	4,912
7	Caixa Economica Federal	2.375%	11/6/17	12,375	11,911

33

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
7	CDP Financial Inc.	3.150%	7/24/24	24,580	25,067
7	Centrais Eletricas Brasileiras SA	7.750%	11/30/15	2,250	2,284
	Centrais Eletricas Brasileiras SA	5.750%	10/27/21	10,800	9,517
7	CNOOC Finance 2012 Ltd.	3.875%	5/2/22	1,800	1,823
	CNOOC Finance 2013 Ltd.	1.750%	5/9/18	4,000	3,970
	CNOOC Nexen Finance 2014 ULC	1.625%	4/30/17	38,025	38,013
7	CNPC General Capital Ltd.	1.450%	4/16/16	2,000	2,002
7	CNPC General Capital Ltd.	2.750%	4/19/17	4,875	4,939
7	CNPC General Capital Ltd.	2.750%	5/14/19	9,765	9,781
7	CNPC HK Overseas Capital Ltd.	3.125%	4/28/16	5,000	5,064
	Corp . Andina de Fomento	1.500%	8/8/17	8,790	8,822
	Corp. Andina de Fomento	3.750%	1/15/16	74,569	75,593
	Corp. Andina de Fomento	5.750%	1/12/17	8,900	9,474
	Corp. Andina de Fomento	7.790%	3/1/17	9,570	10,503
	Corp. Andina de Fomento	4.375%	6/15/22	32,912	35,789
	Corp. Financiera de Desarrollo SA	3.250%	7/15/19	2,000	2,000
7	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	4,825	5,024
7	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	15,796	16,086
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	2,800	2,834
7	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	19,525	18,582
	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	1,200	1,132
7	Corp. Nacional del Cobre de Chile	4.500%	8/13/23	10,800	11,215
7	Democratic Socialist Republic of Sri Lanka	5.125%	4/11/19	3,300	3,296
14	Development Bank of Japan Inc.	2.750%	3/15/16	6,900	6,996
14	Development Bank of Japan Inc.	5.125%	2/1/17	4,800	5,100
7	Development Bank of Kazakhstan JSC	5.500%	12/20/15	2,762	2,797
	Development Bank of Kazakhstan JSC	5.500%	12/20/15	310	314
7,15	Dexia Credit Local SA	1.250%	10/18/16	12,700	12,756
	Ecopetrol SA	7.375%	9/18/43	3,900	4,042
	Ecopetrol SA	5.875%	5/28/45	23,770	20,662
7	Electricite de France SA	1.150%	1/20/17	58,610	58,748
7	Electricite de France SA	2.150%	1/22/19	34,190	34,448
7	Electricite de France SA	6.000%	1/22/14	1,610	1,822
9	Emirates NBD PJSC	5.750%	5/8/19	10,770	8,321
4,7	ENA Norte Trust	4.950%	4/25/28	1,761	1,805
	Eskom Holdings SOC Ltd.	5.750%	1/26/21	32,800	31,816
	European Investment Bank	2.500%	5/16/16	5,000	5,083
	Export-Import Bank of Korea	4.125%	9/9/15	33,625	33,733
	Export-Import Bank of Korea	3.750%	10/20/16	18,695	19,254
	Export-Import Bank of Korea	4.000%	1/11/17	98,200	101,928
	Export-Import Bank of Korea	2.875%	9/17/18	11,700	12,053
	Export-Import Bank of Korea	4.000%	1/29/21	2,000	2,138
7	Federation of Malaysia	2.991%	7/6/16	4,875	4,951
4	Federative Republic of Brazil	8.000%	1/15/18	16,889	18,367
4	Federative Republic of Brazil	11.000%	8/17/40	150,015	150,420
	Federative Republic of Brazil	5.000%	1/27/45	26,985	22,567
	Fondo MIVIVIENDA SA	3.375%	4/2/19	4,850	4,911
7	Fondo MIVIVIENDA SA	3.375%	4/2/19	19,500	19,825
	Hydro-Quebec	2.000%	6/30/16	21,750	22,064
	Industrial & Commercial Bank of China Ltd.	2.351%	11/13/17	14,720	14,833
	Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	15,950	16,287
	International Bank for Reconstruction & Development	0.625%	10/14/16	10,000	9,999
	IPIC GMTN Ltd.	3.125%	11/15/15	9,750	9,820
7	IPIC GMTN Ltd.	3.750%	3/1/17	2,850	2,957
14	Japan Bank for International Cooperation	1.875%	9/24/15	60,350	60,445
14	Japan Bank for International Cooperation	2.500%	1/21/16	19,500	19,675
14	Japan Bank for International Cooperation	2.500%	5/18/16	22,000	22,344
14	Japan Bank for International Cooperation	2.250%	7/13/16	34,090	34,621
14	Japan Bank for International Cooperation	1.750%	7/31/18	26,800	27,140
14	Japan Finance Organization for Municipalities	4.000%	1/13/21	9,750	10,720
	KazMunayGas National Co. JSC	9.125%	7/2/18	31,776	35,867
7	Kommunalbanken AS	2.375%	1/19/16	5,875	5,930
7	Kommunalbanken AS	0.875%	10/3/16	9,775	9,813
7	Kommunalbanken AS	1.125%	5/23/18	31,300	31,263

34

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Korea Development Bank	4.375%	8/10/15	15,460	15,467
	Korea Development Bank	1.000%	1/22/16	4,800	4,804
	Korea Development Bank	3.250%	3/9/16	29,606	30,010
	Korea Development Bank	4.000%	9/9/16	5,200	5,364
	Korea Development Bank	3.250%	9/20/16	9,800	10,028
	Korea Development Bank	3.875%	5/4/17	24,125	25,078
	Korea Development Bank	2.250%	8/7/17	19,445	19,691
	Korea Development Bank	3.500%	8/22/17	22,675	23,552
	Korea Development Bank	1.500%	1/22/18	5,850	5,825
7	Korea Electric Power Corp.	3.000%	10/5/15	10,800	10,838
	Korea Electric Power Corp.	3.000%	10/5/15	29,300	29,404
7	Korea Expressway Corp.	1.625%	4/28/17	9,800	9,771
	Korea Expressway Corp.	1.625%	4/28/17	9,800	9,771
7	Korea Expressway Corp.	1.875%	10/22/17	1,000	1,003
	Korea Expressway Corp.	1.875%	10/22/17	22,630	22,680
	Korea Gas Corp.	2.875%	7/29/18	4,800	4,925
7	Korea Hydro & Nuclear Power Co. Ltd.	3.125%	9/16/15	4,900	4,913
7	Korea Land & Housing Corp.	1.875%	8/2/17	7,000	7,019
7	Korea National Oil Corp.	2.875%	11/9/15	2,900	2,916
7	Korea National Oil Corp.	4.000%	10/27/16	19,201	19,839
	Korea National Oil Corp.	2.750%	1/23/19	14,650	14,906
7	Korea Resources Corp.	2.125%	5/2/18	4,675	4,688
7	Korea Western Power Co. Ltd.	2.875%	10/10/18	7,800	7,965
	Majapahit Holding BV	8.000%	8/7/19	16,600	19,189
7	MDC-GMTN B.V.	3.750%	4/20/16	6,000	6,118
	North American Development Bank	2.300%	10/10/18	3,675	3,737
	North American Development Bank	2.400%	10/26/22	2,700	2,655
7	OCP SA	5.625%	4/25/24	8,325	8,720
16	Oesterreichische Kontrollbank AG	1.750%	10/5/15	59,400	59,556
16	Oesterreichische Kontrollbank AG	2.000%	6/3/16	24,350	24,663
7	Ooredoo International Finance Ltd.	3.375%	10/14/16	9,025	9,236
7	Ooredoo International Finance Ltd.	3.250%	2/21/23	4,925	4,810
7	Ooredoo International Finance Ltd.	3.875%	1/31/28	1,800	1,737
7	Perusahaan Penerbit SBSN Indonesia II	4.000%	11/21/18	4,800	5,028
	Petrobras Global Finance BV	5.625%	5/20/43	4,005	2,969
	Petrobras International Finance Co. SA	3.875%	1/27/16	109,305	109,168
	Petrobras International Finance Co. SA	5.875%	3/1/18	73,323	73,457
	Petrobras International Finance Co. SA	7.875%	3/15/19	51,055	53,127
	Petrobras International Finance Co. SA	6.875%	1/20/40	2,950	2,507
	Petroleos Mexicanos	5.750%	3/1/18	118,704	129,091
	Petroleos Mexicanos	3.500%	7/18/18	5,000	5,173
	Petroleos Mexicanos	8.000%	5/3/19	31,155	36,554
	Petroleos Mexicanos	5.500%	1/21/21	90,850	98,431
	Petroleos Mexicanos	4.875%	1/24/22	19,600	20,413
	Province of Manitoba	1.300%	4/3/17	32,225	32,452
	Province of New Brunswick	2.750%	6/15/18	485	504
	Province of Ontario	1.875%	9/15/15	62,047	62,166
	Province of Ontario	5.450%	4/27/16	5,000	5,183
	Province of Ontario	2.300%	5/10/16	67,725	68,691
	Province of Ontario	1.200%	2/14/18	5,200	5,191
	Province of Ontario	3.000%	7/16/18	15,905	16,629
	Province of Ontario	1.875%	5/21/20	9,770	9,775
	Quebec	5.000%	3/1/16	9,750	10,011
	Quebec	5.125%	11/14/16	11,000	11,580
	Quebec	3.500%	7/29/20	4,750	5,102
	Quebec	2.750%	8/25/21	16,785	17,302
	Quebec	2.625%	2/13/23	5,150	5,220
	Quebec	2.875%	10/16/24	6,750	6,880
4,7	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	5,549	5,980
4	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	8,596	9,284
4	Republic of Colombia	5.000%	6/15/45	10,300	9,566
	Republic of Croatia	6.250%	4/27/17	42,520	44,837
	Republic of Hungary	4.000%	3/25/19	30,950	32,234
	Republic of Indonesia	6.875%	3/9/17	4,885	5,282

35

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Republic of Indonesia	6.875%	1/17/18	11,463	12,781
	Republic of Indonesia	5.875%	3/13/20	51,308	57,147
11	Republic of Indonesia	3.375%	7/30/25	18,070	19,641
	Republic of Indonesia	6.625%	2/17/37	11,540	12,954
	Republic of Italy	4.750%	1/25/16	45,945	46,768
11	Republic of Italy	1.050%	12/1/19	31,000	34,605
	Republic of Kazakhstan	5.125%	7/21/25	25,825	25,541
	Republic of Kazakhstan	6.500%	7/21/45	5,600	5,551
	Republic of Korea	5.125%	12/7/16	9,750	10,297
7	Republic of Latvia	5.250%	2/22/17	2,000	2,124
7	Republic of Latvia	2.750%	1/12/20	4,000	4,023
	Republic of Namibia	5.500%	11/3/21	8,850	9,514
	Republic of Poland	6.375%	7/15/19	38,990	45,082
	Republic of Poland	5.125%	4/21/21	15,530	17,452
	Republic of Poland	5.000%	3/23/22	39,165	43,767
	Republic of Poland	4.000%	1/22/24	6,800	7,194
	Republic of Romania	4.375%	8/22/23	9,800	10,167
7	Republic of Serbia	5.250%	11/21/17	1,000	1,038
	Republic of Serbia	5.250%	11/21/17	4,800	4,974
	Republic of Slovakia	4.375%	5/21/22	3,000	3,309
7	Republic of Slovakia	4.375%	5/21/22	5,500	6,010
7	Republic of Slovenia	5.250%	2/18/24	10,700	11,775
	Republic of Turkey	7.000%	9/26/16	100,305	106,549
	Republic of Turkey	7.500%	7/14/17	149,034	164,049
	Republic of Turkey	6.750%	4/3/18	59,060	65,084
	Republic of Turkey	7.000%	3/11/19	9,600	10,783
	Republic of Turkey	3.250%	3/23/23	7,900	7,307
	Republic of Turkey	4.250%	4/14/26	12,735	12,076
	Republic of Turkey	4.875%	4/16/43	9,765	8,803
4,7	Rio Oil Finance Trust Series 2014-3	6.750%	1/6/27	12,310	11,479
	SABIC Capital II BV	2.625%	10/3/18	9,600	9,708
7	Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	16,820	17,666
7	Sinopec Group Overseas Development 2012 Ltd.	2.750%	5/17/17	5,775	5,872
7	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	20,200	21,044
	Sinopec Group Overseas Development 2014 Ltd.	1.750%	4/10/17	2,000	1,999
	State Bank of India	4.125%	8/1/17	33,613	34,912
	State of Israel	5.500%	11/9/16	4,875	5,167
	State of Israel	4.000%	6/30/22	1,900	2,052
	State of Israel	3.150%	6/30/23	6,000	6,162
7	State of Qatar	3.125%	1/20/17	8,000	8,260
	Statoil ASA	1.800%	11/23/16	5,900	5,957
	Statoil ASA	3.125%	8/17/17	8,956	9,282
	Statoil ASA	1.200%	1/17/18	21,105	20,990
	Statoil ASA	2.250%	11/8/19	19,500	19,631
	Statoil ASA	2.900%	11/8/20	10,000	10,284
	Statoil ASA	3.150%	1/23/22	2,000	2,028
	Svensk Exportkredit AB	1.750%	10/20/15	56,450	56,626
	Svensk Exportkredit AB	2.125%	7/13/16	24,400	24,773
	Svensk Exportkredit AB	1.750%	5/30/17	4,900	4,979
	Svensk Exportkredit AB	1.125%	4/5/18	9,750	9,748
7	Temasek Financial I Ltd.	4.300%	10/25/19	7,250	7,958
7	Temasek Financial I Ltd.	2.375%	1/23/23	5,000	4,932
7	Turkiye Halk Bankasi AS	4.875%	7/19/17	1,800	1,850
	United Mexican States	5.625%	1/15/17	23,323	24,762
	United Mexican States	3.500%	1/21/21	12,200	12,484
	United Mexican States	4.000%	10/2/23	11,025	11,363
	United Mexican States	5.750%	10/12/10	7,365	7,404

Total Sovereign Bonds (Cost $3,785,602)					3,799,703

Taxable Municipal Bonds (0.4%)
	California Department of Water Resources Water
	System Revenue (Central Valley Project)	1.871%	12/1/19	9,800	9,872
	California GO	5.950%	3/1/18	26,110	29,044

36

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California GO	6.200%	10/1/19	13,650	15,930
Colorado Housing & Finance Authority Employment
Compensation Special Assessment Revenue	1.600%	5/15/16	14,600	14,732
Florida Hurricane Catastrophe Fund Finance Corp.
Revenue	1.298%	7/1/16	7,800	7,831
Florida Hurricane Catastrophe Fund Finance Corp.
Revenue	2.107%	7/1/18	5,350	5,395
George Washington University District of Columbia GO	3.485%	9/15/22	4,800	4,952
Harris County TX Toll Road Revenue	1.361%	8/15/17	9,750	9,777
Illinois GO	4.961%	3/1/16	25,550	26,074
Illinois GO	5.365%	3/1/17	16,540	17,331
JobsOhio Beverage System Statewide Liquor Profits
Revenue	1.570%	1/1/17	2,000	2,014
JobsOhio Beverage System Statewide Liquor Profits
Revenue	2.217%	1/1/19	1,850	1,875
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue 2010-
EGSL	3.220%	2/1/21	29,003	29,900
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue 2010-
ELL	3.450%	2/1/22	13,800	14,322
6 Mississippi GO (Nissan North America, Inc. Project)	0.887%	11/1/17	12,180	12,214
New York City NY Industrial Development Agency
Special Facility Revenue (American Airlines Inc. John
F. Kennedy International Airport Project)	7.500%	8/1/16	2,385	2,458
University of California Revenue	2.054%	5/15/18	3,400	3,496
University of California Revenue	1.745%	5/15/19	6,250	6,287

Total Taxable Municipal Bonds (Cost $209,330)				213,504

Tax-Exempt Municipal Bonds (0.0%)
Calhoun County TX Navigation Industrial Development
Authority Port Revenue (BP plc) VRDO (Cost
$10,000)	0.050%	8/7/15	10,000	10,000

			Shares

Convertible Preferred Stocks (0.0%)

10 Lehman Brothers Holdings Inc. Pfd. (Cost $28,923)			29,160	—

Temporary Cash Investment (0.4%)
Money Market Fund (0.4%)
17 Vanguard Market Liquidity Fund (Cost
$205,523)	0.152%		205,523,000	205,523

Total Investments (99.7%) (Cost $53,036,377)				53,066,209

		Expiration Date	Contracts
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $127.00		8/21/15	876	(780)
Call Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $128.00		8/21/15	1,579	(642)
Call Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $127.50		8/21/15	877	(534)
Call Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $128.50		8/21/15	267	(67)
Put Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $126.00		8/21/15	877	(151)
Put Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $125.50		8/21/15	1,230	(115)
Put Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $125.00		8/21/15	876	(55)
Total Liability for Options Written (Premiums received $2,230)				(2,344)

Other Assets and Liabilities—Net (0.3%)				183,962
Net Assets (100%)				53,247,827

37

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

1 Securities with a value of $11,346,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
2 Securities with a value of $8,273,000 have been segregated as initial margin for open cleared swap contracts.
3 Securities with a value of $18,505,000 have been segregated as initial margin for open futures contracts.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Adjustable-rate security.
7 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2015, the aggregate value of these securities was $6,718,589,000, representing 12.6% of net assets.
8 Security made only partial principal and/or interest payments during the period ended July 31, 2015.
9 Face amount denominated in Australian dollars.
10 Non-income-producing security--security in default.
11 Face amount denominated in Euro.
12 Face amount denominated in British pounds.
13 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
14 Guaranteed by the Government of Japan.
15 Guaranteed by multiple countries.
16 Guaranteed by the Republic of Austria.
17 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
± Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2015.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

VRDO—Variable Rate Demand Obligation.

38

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (6.9%)
U.S. Government Securities (6.9%)
	United States Treasury Note/Bond	0.500%	9/30/16	315	315
	United States Treasury Note/Bond	0.375%	10/31/16	500	500
	United States Treasury Note/Bond	0.500%	11/30/16	5,250	5,252
1,2	United States Treasury Note/Bond	0.750%	1/15/17	90,500	90,811
	United States Treasury Note/Bond	0.625%	9/30/17	22,500	22,447
	United States Treasury Note/Bond	0.875%	10/15/17	73,610	73,794
	United States Treasury Note/Bond	0.875%	11/15/17	70,250	70,404
	United States Treasury Note/Bond	1.000%	12/15/17	71,000	71,344
2	United States Treasury Note/Bond	0.875%	1/15/18	164,950	165,130
3	United States Treasury Note/Bond	2.875%	3/31/18	15,000	15,783
	United States Treasury Note/Bond	0.750%	4/15/18	144,250	143,641
	United States Treasury Note/Bond	1.125%	6/15/18	100,450	100,921
	United States Treasury Note/Bond	0.875%	7/15/18	445,750	444,426
	United States Treasury Note/Bond	2.750%	2/15/19	6,395	6,739
	United States Treasury Note/Bond	1.625%	4/30/19	3,000	3,041
1	United States Treasury Note/Bond	3.625%	8/15/19	1,530	1,668
	United States Treasury Note/Bond	2.125%	5/15/25	158,400	157,534
					1,373,750
Nonconventional Mortgage-Backed Securities (0.0%)
4,5,6	Freddie Mac Non Gold Pool	2.375%	8/1/32	446	462
4,5,6	Freddie Mac Non Gold Pool	2.393%	9/1/32	176	181

					643

Total U.S. Government and Agency Obligations (Cost $1,372,192)					1,374,393

Asset-Backed/Commercial Mortgage-Backed Securities (13.6%)
5	Ally Auto Receivables Trust 2014-SN2	1.210%	2/20/19	3,000	3,001
5	Ally Auto Receivables Trust 2015-1	1.390%	9/16/19	3,755	3,751
5	Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	4,300	4,299
5	Ally Auto Receivables Trust 2015-1	2.260%	10/15/20	1,545	1,545
4,5	Ally Master Owner Trust Series 2010-4	1.257%	8/15/17	29,885	29,893
4,5,7	Ally Master Owner Trust Series 2010-4	1.737%	8/15/17	8,100	8,103
4,5,7	Ally Master Owner Trust Series 2010-4	2.137%	8/15/17	6,160	6,163
5	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	2,620	2,623
4,5	Ally Master Owner Trust Series 2014-1	0.657%	1/15/19	3,050	3,051
5	Ally Master Owner Trust Series 2014-1	1.290%	1/15/19	3,500	3,507
5	Ally Master Owner Trust Series 2014-3	1.330%	3/15/19	2,400	2,406
5	Ally Master Owner Trust Series 2014-5	1.600%	10/15/19	10,380	10,405
4,5	American Express Credit Account Secured Note Trust
	2008-2	1.447%	9/15/20	10,170	10,413
4,5	American Express Credit Account Secured Note Trust
	2012-4	0.737%	5/15/20	7,000	6,994
4,5,7	American Homes 4 Rent 2014-SFR1	1.250%	6/17/31	1,079	1,076
4,5,7	American Homes 4 Rent 2014-SFR1	1.600%	6/17/31	970	958
5,7	American Homes 4 Rent 2014-SFR2	3.786%	10/17/36	4,149	4,262
5,7	American Homes 4 Rent 2014-SFR2	4.290%	10/17/36	1,060	1,089
5,7	American Homes 4 Rent 2014-SFR3	3.678%	12/17/36	5,147	5,249
5,7	American Homes 4 Rent 2015-SFR1	3.467%	4/17/52	5,465	5,495
5,7	Americold 2010 LLC Trust Series 2010-ART	4.954%	1/14/29	6,000	6,661
5,7	Americold 2010 LLC Trust Series 2010-ART	6.811%	1/14/29	3,540	4,118
5	AmeriCredit Automobile Receivables Trust 2013-1	1.570%	1/8/19	720	721
5	AmeriCredit Automobile Receivables Trust 2013-2	1.790%	3/8/19	3,100	3,110
5	AmeriCredit Automobile Receivables Trust 2013-3	2.380%	6/10/19	1,500	1,516
5	AmeriCredit Automobile Receivables Trust 2013-3	3.000%	7/8/19	2,500	2,539
5	AmeriCredit Automobile Receivables Trust 2013-4	2.720%	9/9/19	1,660	1,686
5	AmeriCredit Automobile Receivables Trust 2013-4	3.310%	10/8/19	2,230	2,276
5	AmeriCredit Automobile Receivables Trust 2013-5	2.290%	11/8/19	1,470	1,482
5	AmeriCredit Automobile Receivables Trust 2013-5	2.860%	12/9/19	1,655	1,671
5	AmeriCredit Automobile Receivables Trust 2014-1	2.150%	3/9/20	1,000	1,001
5	AmeriCredit Automobile Receivables Trust 2014-2	2.180%	6/8/20	500	501
5,7	AOA 2015-1177 Mortgage Trust	2.957%	12/13/29	1,330	1,344
5,7	Applebee's Funding LLC/IHOP Funding LLC 2014-1	4.277%	9/5/44	2,090	2,117

39

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5,7	ARI Fleet Lease Trust 2015-A	1.670%	9/15/23	830	828
5,7	ARL Second LLC 2014-1A	2.920%	6/15/44	1,665	1,665
4,5,7	Arran Residential Mortgages Funding 2010-1 PLC	1.676%	5/16/47	3,071	3,076
4,5,7	Arran Residential Mortgages Funding 2011-1 plc	1.726%	11/19/47	1,998	2,003
5,7	Aventura Mall Trust 2013-AVM	3.743%	12/5/32	1,370	1,454
5,7	Avis Budget Rental Car Funding AESOP LLC 2013-2A	2.970%	2/20/20	10,300	10,551
5,7	Avis Budget Rental Car Funding AESOP LLC 2015-1A	2.500%	7/20/21	14,310	14,318
5,7	Avis Budget Rental Car Funding AESOP LLC 2015-2A	2.630%	12/20/21	8,115	8,136
4,5	BA Credit Card Trust 2014-A1	0.567%	6/15/21	18,930	18,955
5,7	BAMLL Commercial Mortgage Securities Trust 2012-
	PARK	2.959%	12/10/30	4,975	4,979
5	Banc of America Commercial Mortgage Trust 2006-5	5.415%	9/10/47	2,123	2,194
5	Banc of America Commercial Mortgage Trust 2006-6	5.347%	10/10/45	4,352	4,527
5	Banc of America Commercial Mortgage Trust 2007-2	5.562%	4/10/49	3,309	3,487
5	Banc of America Commercial Mortgage Trust 2008-1	6.171%	2/10/51	5,739	6,225
5	Banc of America Commercial Mortgage Trust 2008-1	6.215%	2/10/51	19,759	21,426
4,5,7	Bank of America Student Loan Trust 2010-1A	1.095%	2/25/43	9,779	9,782
	Bank of Nova Scotia	1.850%	4/14/20	4,450	4,419
5,7	Bank of The West Auto Trust 2014-1	1.650%	3/16/20	9,400	9,449
5	Barclays Dryrock Issuance Trust 2014-3	2.410%	7/15/22	15,800	16,123
5,7	Beacon Container Finance LLC 2012-1A	3.720%	9/20/27	2,692	2,743
5	Bear Stearns Commercial Mortgage Securities Trust
	2005-PWR9	4.943%	9/11/42	318	317
5	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR13	5.533%	9/11/41	2,260	2,338
5	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR16	5.705%	6/11/40	22,140	23,419
5	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR17	5.650%	6/11/50	7,714	8,260
5	Bear Stearns Commercial Mortgage Securities Trust
	2007-TOP28	5.710%	9/11/42	3,822	4,096
4,5,7	BMW Floorplan Master Owner Trust	0.686%	7/15/20	17,100	17,105
4,5	Brazos Higher Education Authority Inc. Series 2005-3	0.481%	6/25/26	5,720	5,601
4,5	Brazos Higher Education Authority Inc. Series 2010-1	1.182%	5/25/29	2,109	2,111
4,5	Brazos Higher Education Authority Inc. Series 2011-1	1.082%	2/25/30	12,890	12,959
5	Cabela's Credit Card Master Note Trust 2015-1A	2.260%	3/15/23	3,160	3,197
4,5	Cabela's Credit Card Master Note Trust 2015-2A	0.857%	7/17/23	8,920	8,926
5,7	CAL Funding II Ltd. Series 2012-1A	3.470%	10/25/27	1,813	1,822
5,7	CAL Funding II Ltd. Series 2013-1A	3.350%	3/27/28	2,722	2,734
5	Capital Auto Receivables Asset Trust 2013-1	1.290%	4/20/18	1,550	1,551
5	Capital Auto Receivables Asset Trust 2013-1	1.740%	10/22/18	1,700	1,705
5	Capital Auto Receivables Asset Trust 2013-3	3.690%	2/20/19	6,485	6,650
5	Capital Auto Receivables Asset Trust 2013-4	1.470%	7/20/18	5,020	5,039
5	Capital Auto Receivables Asset Trust 2013-4	2.060%	10/22/18	3,400	3,423
5	Capital Auto Receivables Asset Trust 2013-4	2.670%	2/20/19	3,045	3,086
5	Capital Auto Receivables Asset Trust 2013-4	3.220%	5/20/19	1,775	1,800
5	Capital Auto Receivables Asset Trust 2014-1	1.690%	10/22/18	2,500	2,511
5	Capital Auto Receivables Asset Trust 2014-1	2.220%	1/22/19	650	656
5	Capital Auto Receivables Asset Trust 2014-1	2.840%	4/22/19	1,000	1,017
5	Capital Auto Receivables Asset Trust 2014-1	3.390%	7/22/19	800	816
4,5	Capital One Multi-asset Execution Trust 2007-A5	0.227%	7/15/20	18,644	18,520
4,5	Capital One Multi-Asset Execution Trust 2014-A3	0.567%	1/18/22	5,135	5,136
5	Capital One Multi-Asset Execution Trust 2015-A2	2.080%	3/15/23	8,780	8,833
5	Capital One Multi-asset Execution Trust 2015-A4	2.750%	5/15/25	21,700	21,944
5	Carmax Auto Owner Trust 2013-3	1.910%	3/15/19	2,920	2,946
5	Carmax Auto Owner Trust 2013-3	2.850%	2/18/20	1,785	1,803
5	Carmax Auto Owner Trust 2014-1	1.690%	8/15/19	520	520
5	Carmax Auto Owner Trust 2014-1	1.930%	11/15/19	970	968
5	Carmax Auto Owner Trust 2014-4	1.810%	7/15/20	3,850	3,864
5	Carmax Auto Owner Trust 2015-1	1.830%	7/15/20	11,290	11,330
5	CarMax Auto Owner Trust 2015-2	1.800%	3/15/21	3,070	3,073
5	Carmax Auto Owner Trust 2015-2	3.040%	11/15/21	2,010	2,013
5	CenterPoint Energy Transition Bond Co. IV LLC 2012-1	2.161%	10/15/21	9,100	9,273
5,7	CFCRE Commercial Mortgage Trust 2011-C1	5.537%	4/15/44	2,900	3,288

40

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5,7	CFCRE Commercial Mortgage Trust 2011-C2	5.574%	12/15/47	5,260	6,109
4,5	Chase Issuance Trust 2007-C1	0.647%	4/15/19	6,100	6,065
4,5	Chase Issuance Trust 2012-A10	0.447%	12/16/19	6,000	5,990
5,7	Chrysler Capital Auto Receivables Trust 2013-AA	1.830%	3/15/19	915	917
5,7	Chrysler Capital Auto Receivables Trust 2013-AA	2.280%	7/15/19	1,100	1,098
5,7	Chrysler Capital Auto Receivables Trust 2013-AA	2.930%	8/17/20	1,190	1,200
5,7	Chrysler Capital Auto Receivables Trust 2014-AA	2.280%	11/15/19	2,150	2,149
5,7	Cit Equipment Collateral 2013-VT1	1.130%	7/20/20	2,955	2,957
4,5	Citibank Credit Card Issuance Trust 2008-A7	1.563%	5/20/20	11,800	12,136
4,5	Citibank Credit Card Issuance Trust 2013-A2	0.467%	5/26/20	10,000	9,977
5	Citibank Credit Card Issuance Trust 2014-A6	2.150%	7/15/21	23,045	23,365
5	Citigroup Commercial Mortgage Trust 2006-C5	5.431%	10/15/49	6,650	6,884
5	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	5,770	5,861
5,7	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	2,017	2,098
5	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	5,650	5,712
5	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	3,300	3,435
5	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	700	747
4,5,7	Citigroup Commercial Mortgage Trust 2014-388G	0.937%	6/15/33	1,000	1,000
5	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	230	247
5	Citigroup Commercial Mortgage Trust 2014-GC21	3.477%	5/10/47	920	959
5	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	2,480	2,624
5	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	2,460	2,552
5	Citigroup Commercial Mortgage Trust 2014-GC23	3.863%	7/10/47	1,020	1,062
5	Citigroup Commercial Mortgage Trust 2014-GC23	4.175%	7/10/47	740	763
5	Citigroup Commercial Mortgage Trust 2014-GC23	4.454%	7/10/47	1,250	1,255
5	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	5,300	5,496
5	Citigroup Commercial Mortgage Trust 2015-GC27	2.944%	2/10/48	940	946
5	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	2,535	2,522
5	Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/48	7,710	8,043
5,7	CKE Restaurant Holdings Inc. 2013-1A	4.474%	3/20/43	5,290	5,430
5,7	CLI Funding V LLC 2013-1A	2.830%	3/18/28	4,525	4,515
4,5,7	Colony American Homes 2014-1	1.400%	5/17/31	2,633	2,620
4,5,7	Colony American Homes 2014-1	1.600%	5/17/31	1,960	1,925
4,5,7	Colony American Homes 2015-1	1.386%	7/17/32	3,900	3,867
4,5,7	Colony American Homes Single-Family Rental Pass-
	Through Certificates 2014-2	1.537%	7/17/31	700	690
5	COMM 15-CR22 Mortgage Trust	3.309%	3/10/48	4,730	4,767
5	COMM 2006-C8 Mortgage Trust	5.292%	12/10/46	1,928	2,009
5	COMM 2006-C8 Mortgage Trust	5.306%	12/10/46	15,334	15,955
5	COMM 2007-C9 Mortgage Trust	5.796%	12/10/49	3,620	3,866
5	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	2,700	2,776
5	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	3,900	4,108
5	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	6,005	6,034
5	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	6,215	6,252
5	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	2,700	2,700
5	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	4,800	5,149
5	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	4,690	5,127
5	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	1,400	1,473
5	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	7,740	8,357
5	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/23	6,375	6,943
5	COMM 2013-CCRE13 Mortgage Trust	4.754%	12/10/23	855	937
5	COMM 2013-CCRE13 Mortgage Trust	4.754%	12/10/23	1,560	1,644
5	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	5,000	5,253
5	COMM 2013-CCRE9 Mortgage Trust	4.234%	7/10/45	4,980	5,465
5	COMM 2013-CCRE9 Mortgage Trust	2.972%	8/10/46	1,700	1,757
5	COMM 2013-CCRE9 Mortgage Trust	3.795%	8/10/46	800	854
5,7	COMM 2013-CR9 Mortgage Trust	4.258%	7/10/45	1,600	1,630
5	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	3,180	3,309
5,7	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	1,050	1,124
5	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	585	639
5	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	3,800	3,834
5,7	COMM 2013-SFS Mortgage Trust	2.987%	4/12/35	6,500	6,507
5,7	COMM 2014-277P Mortgage Trust	3.611%	8/10/49	6,150	6,345
5	COMM 2014-CCRE14 Mortgage Trust	3.147%	2/10/47	2,890	3,016

41

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	COMM 2014-CCRE14 Mortgage Trust	3.743%	2/10/47	1,520	1,617
5	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	2,540	2,769
5	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	1,650	1,703
5	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	2,510	2,703
5	COMM 2014-CCRE15 Mortgage Trust	4.426%	2/10/47	1,300	1,408
5	COMM 2014-CCRE15 Mortgage Trust	4.716%	2/10/47	1,600	1,755
5	COMM 2014-CR17 Mortgage Trust	3.977%	5/10/47	3,335	3,562
5	COMM 2014-CR17 Mortgage Trust	4.174%	5/10/47	1,290	1,370
5	COMM 2014-CR17 Mortgage Trust	4.736%	5/10/47	1,340	1,396
5	COMM 2014-CR18 Mortgage Trust	3.452%	7/15/47	1,600	1,671
5	COMM 2014-CR18 Mortgage Trust	3.828%	7/15/47	3,865	4,082
5	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	2,270	2,406
5	COMM 2014-LC19 Mortgage Trust	3.040%	2/10/48	470	478
5	COMM 2015-CR24 Mortgage Trust	3.445%	8/10/55	2,000	2,060
5	COMM 2015-CR24 Mortgage Trust	3.696%	8/10/55	5,100	5,253
5	Commercial Mortgage Trust 2006-GG7	5.819%	7/10/38	23,754	24,181
7	Commonwealth Bank of Australia	2.000%	6/18/19	4,300	4,338
7	Commonwealth Bank of Australia	2.125%	7/22/20	16,700	16,717
5,7	Core Industrial Trust 2015-TEXW	3.077%	2/10/34	5,580	5,682
5	Credit Suisse Commercial Mortgage Trust Series 2006-
	C3	5.806%	6/15/38	687	698
5	Credit Suisse Commercial Mortgage Trust Series 2008-
	C1	5.973%	2/15/41	3,168	3,444
5	CSAIL Commercial Mortgage Trust 2015-C2	3.504%	6/15/57	6,650	6,806
5,7	DB Master Finance LL 2015-1	3.262%	2/20/45	4,294	4,332
5	Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	40,000	39,821
4,5	Discover Card Execution Note Trust 2013-A1	0.487%	8/17/20	18,000	17,985
5	Discover Card Execution Note Trust 2014-A4	2.120%	12/15/21	10,900	11,044
7	DNB Boligkreditt AS	1.450%	3/21/18	3,300	3,306
5,7	Drive Auto Receivables Trust 2015-A	2.280%	6/17/19	4,200	4,208
5,7	Drive Auto Receivables Trust 2015-A	3.060%	5/17/21	2,750	2,757
5,7	Drive Auto Receivables Trust 2015-A	4.120%	6/15/22	2,000	2,007
5,7	Drive Auto Receivables Trust 2015-B	1.300%	6/15/18	2,570	2,569
5,7	Drive Auto Receivables Trust 2015-BA	2.120%	6/17/19	2,480	2,478
5,7	Drive Auto Receivables Trust 2015-BA	2.760%	7/15/21	6,040	6,019
5,7	Drive Auto Receivables Trust 2015-BA	3.840%	7/15/21	3,600	3,571
5,7	Drive Auto Receivables Trust 2015-C	2.230%	9/16/19	5,115	5,112
5,7	Drive Auto Receivables Trust 2015-C	3.010%	5/17/21	7,675	7,665
5,7	Drive Auto Receivables Trust 2015-C	4.200%	9/15/21	5,630	5,625
4,5,7	Edsouth Indenture No 5 LLC 2015-1	0.991%	10/25/56	12,571	12,544
5,7	Enterprise Fleet Financing LLC Series 2012-2	0.930%	4/20/18	2,058	2,058
5,7	Enterprise Fleet Financing LLC Series 2015-1	1.740%	9/20/20	17,660	17,673
5,7	Enterprise Fleet Financing LLC Series 2015-2	2.090%	2/22/21	7,190	7,197
4,5	Fannie Mae Connecticut Avenue Securities 2015-C01	1.690%	2/25/25	1,568	1,571
4,5	Fannie Mae Connecticut Avenue Securities 2015-C01	1.690%	2/25/25	1,575	1,576
4,5	Fannie Mae Connecticut Avenue Securities 2015-C02	1.340%	5/25/25	1,989	1,985
4,5	Fannie Mae Connecticut Avenue Securities 2015-C02	1.391%	5/25/25	3,743	3,732
4,5	Fannie Mae Connecticut Avenue Securities 2015-C03	1.688%	7/25/25	6,370	6,387
4,5	Fannie Mae Connecticut Avenue Securities 2015-C03	1.689%	7/25/25	5,100	5,110
5	Ford Credit Auto Lease Trust 2013-A	1.010%	5/15/16	4,000	4,000
5	Ford Credit Auto Lease Trust 2013-A	1.280%	6/15/16	3,050	3,050
5	Ford Credit Auto Lease Trust 2014-A	1.160%	8/15/17	4,730	4,734
5	Ford Credit Auto Lease Trust 2015-A	1.310%	8/15/18	3,035	3,030
5	Ford Credit Auto Owner Trust 2013-C	1.680%	11/15/18	2,000	2,008
5	Ford Credit Auto Owner Trust 2013-D	1.540%	3/15/19	2,800	2,805
5	Ford Credit Auto Owner Trust 2013-D	1.720%	7/15/19	2,890	2,897
5,7	Ford Credit Auto Owner Trust 2014-1	2.260%	11/15/25	4,588	4,621
5,7	Ford Credit Auto Owner Trust 2014-1	2.410%	11/15/25	1,400	1,408
5,7	Ford Credit Auto Owner Trust 2014-2	2.310%	4/15/26	10,930	10,992
5,7	Ford Credit Auto Owner Trust 2014-2	2.510%	4/15/26	1,600	1,608
5	Ford Credit Auto Owner Trust 2014-C	1.560%	2/15/20	2,400	2,403
5,7	Ford Credit Auto Owner Trust 2015-1	2.120%	7/15/26	6,600	6,569
5,7	Ford Credit Auto Owner Trust 2015-2	2.440%	1/15/27	26,000	26,213
5	Ford Credit Auto Owner Trust 2015-B	2.040%	10/15/20	5,010	5,011

42

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Ford Credit Floorplan Master Owner Trust A Series
	2012-2	1.920%	1/15/19	2,000	2,020
5	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	1.490%	9/15/19	24,203	24,236
5	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	1.690%	9/15/19	1,600	1,605
5	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	2.140%	9/15/19	1,900	1,914
5	Ford Credit Floorplan Master Owner Trust A Series
	2013-1	1.370%	1/15/18	5,700	5,711
5	Ford Credit Floorplan Master Owner Trust A Series
	2013-1	1.820%	1/15/18	2,100	2,105
5	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.100%	6/15/20	670	675
5	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.290%	6/15/20	720	722
5	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.790%	6/15/20	290	294
5	Ford Credit Floorplan Master Owner Trust A Series
	2014-1	1.400%	2/15/19	2,000	1,998
5	Ford Credit Floorplan Master Owner Trust A Series
	2014-1	2.310%	2/15/21	900	906
4,5	Ford Credit Floorplan Master Owner Trust A Series
	2014-2	0.687%	2/15/21	6,100	6,106
5	Ford Credit Floorplan Master Owner Trust A Series
	2014-4	1.400%	8/15/19	14,795	14,811
5	Ford Credit Floorplan Master Owner Trust A Series
	2015-2	1.980%	1/15/22	11,758	11,778
5,7	FRS I LLC 2013-1A	1.800%	4/15/43	1,006	1,000
5,7	FRS I LLC 2013-1A	3.080%	4/15/43	6,074	6,101
4,5	GE Capital Credit Card Master Note Trust Series 2011-2	1.187%	5/15/19	10,800	10,822
5	GE Capital Credit Card Master Note Trust Series 2012-2	2.220%	1/15/22	30,000	30,398
4,5	GE Capital Credit Card Master Note Trust Series 2012-3	0.637%	3/15/20	39,385	39,390
5	GE Capital Credit Card Master Note Trust Series 2012-6	1.360%	8/17/20	2,300	2,301
4,5	GE Dealer Floorplan Master Note Trust Series 2012-2	0.938%	4/22/19	13,000	13,037
4,5	GE Dealer Floorplan Master Note Trust Series 2012-4	0.628%	10/20/17	10,000	10,001
4,5	GE Dealer Floorplan Master Note Trust Series 2014-2	0.638%	10/20/19	4,400	4,386
4,5	GE Dealer Floorplan Master Note Trust Series 2015-2	0.838%	1/20/22	20,920	20,794
5,7	GM Financial Leasing Trust 2014-1A	1.760%	5/21/18	1,700	1,707
5,7	GM Financial Leasing Trust 2014-2A	1.620%	2/20/18	8,000	8,033
5	GM Financial Leasing Trust 2015-1	1.730%	6/20/19	1,650	1,654
5	GM Financial Leasing Trust 2015-2	2.420%	7/22/19	2,600	2,607
5	GM Financial Leasing Trust 2015-2	2.990%	7/22/19	2,320	2,327
5,7	GMF Floorplan Owner Revolving Trust 2015-1	1.650%	5/15/20	12,000	12,015
5,7	GMF Floorplan Owner Revolving Trust 2015-1	1.970%	5/15/20	2,180	2,184
5,7	Golden Credit Card Trust 2012-2A	1.770%	1/15/19	18,000	18,163
4,5,7	Golden Credit Card Trust 2015-1A	0.627%	2/15/20	35,000	34,967
5,7	Golden Credit Card Trust 2015-2A	2.020%	4/15/22	13,530	13,512
5,7	GRACE 2014-GRCE Mortgage Trust	3.369%	6/10/28	1,000	1,037
5,7	Great America Leasing Receivables 2013-1	1.160%	5/15/18	2,500	2,502
5,7	Great America Leasing Receivables 2015-1	2.020%	6/21/21	1,680	1,693
5,7	GS Mortgage Securities Trust 2010-C2	5.246%	12/10/43	1,370	1,503
5,7	GS Mortgage Securities Trust 2011-GC3	5.552%	3/10/44	2,650	2,945
5,7	GS Mortgage Securities Trust 2012-ALOHA	3.551%	4/10/34	4,550	4,751
5,7	GS Mortgage Securities Trust 2012-BWTR	2.954%	11/5/34	7,625	7,657
5,7	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	1,025	1,145
5	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	2,240	2,269
5	GS Mortgage Securities Trust 2013-GCJ12	3.777%	6/10/46	1,550	1,589
5	GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	2,000	2,082
5	GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	800	849
5	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	6,075	6,494
5	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	8,070	8,557
5	GS Mortgage Securities Trust 2014-GC24	4.507%	9/10/47	1,860	1,966
5	GS Mortgage Securities Trust 2014-GC24	4.528%	9/10/47	2,685	2,764

43

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	1,050	1,087
5	GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	1,100	1,117
5	GS Mortgage Securities Trust 2015-GC30	3.382%	5/10/50	2,715	2,770
5	GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	3,200	3,296
5	GS Mortgage Securities Trust 2015-GC32	4.549%	7/10/48	1,325	1,365
5	GS Mortgage Securities Trust 2015-GC32	4.559%	7/10/48	580	570
7	GTP Acquisition Partners I LLC	3.482%	6/16/25	9,030	8,985
5	Harley-Davidson Motorcycle Trust 2013-1	0.870%	7/15/19	3,500	3,493
5,7	Hertz Vehicle Financing LLC 2010-1A	3.740%	2/25/17	7,930	8,003
5,7	Hertz Vehicle Financing LLC 2011-1A	3.290%	3/25/18	12,280	12,608
5,7	Hertz Vehicle Financing LLC 2013-1A	1.830%	8/25/19	13,350	13,282
5,7	Hilton USA Trust 2013-HLT	2.662%	11/5/30	3,120	3,115
5,7	Hilton USA Trust 2013-HLT	3.367%	11/5/30	3,240	3,261
5,7	Hilton USA Trust 2013-HLT	3.714%	11/5/30	1,455	1,455
5	Honda Auto Receivables 2014-4 Owner Trust	1.460%	10/15/20	1,660	1,661
5,7	Houston Galleria Mall Trust 2015-HGLR	3.087%	3/5/37	4,000	3,945
5,7	Hyundai Auto Lease Securitization Trust 2014-A	1.300%	7/16/18	1,900	1,899
5,7	Hyundai Auto Lease Securitization Trust 2014-B	1.540%	12/17/18	550	549
5,7	Hyundai Auto Lease Securitization Trust 2015-A	1.650%	8/15/19	10,880	10,930
5,7	Hyundai Auto Lease Securitization Trust 2015-A	2.070%	11/15/19	7,250	7,265
5,7	Hyundai Auto Lease Securitization Trust 2015-B	2.210%	5/15/20	7,130	7,148
5	Hyundai Auto Receivables Trust 2012-B	1.950%	10/15/18	1,700	1,710
5	Hyundai Auto Receivables Trust 2013-B	1.450%	2/15/19	1,000	1,002
5	Hyundai Auto Receivables Trust 2013-B	2.480%	9/16/19	1,200	1,216
5	Hyundai Auto Receivables Trust 2013-C	2.480%	3/15/19	2,350	2,382
5	Hyundai Auto Receivables Trust 2013-C	3.090%	1/15/20	1,900	1,947
5	Hyundai Auto Receivables Trust 2014-A	2.020%	8/15/19	1,700	1,698
5	Hyundai Auto Receivables Trust 2014-A	2.530%	7/15/20	1,150	1,161
5	Hyundai Auto Receivables Trust 2014-B	2.100%	11/15/19	2,200	2,196
4,5,7	Hyundai Floorplan Master Owner Trust Series 2013-1	0.837%	5/15/18	1,400	1,401
5,7	Icon Brands Holdings LLC 2012-1	4.229%	1/25/43	4,116	4,131
4	Illinois Student Assistance Commission Series 2010-1	1.345%	4/25/22	6,274	6,275
4,5,7	Invitation Homes 2014-SFR1 Trust	1.686%	6/17/31	4,750	4,716
4,5,7	Invitation Homes 2014-SFR2 Trust	1.288%	9/17/31	2,560	2,536
4,5,7	Invitation Homes 2014-SFR2 Trust	1.788%	9/17/31	700	694
4,5,7	Invitation Homes 2015-SFR2 Trust	1.536%	6/17/32	2,867	2,871
5,7	Irvine Core Office Trust 2013-IRV	3.173%	5/15/48	6,000	6,042
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP6	5.471%	4/15/43	2,854	2,902
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP7	5.905%	4/15/45	3,428	3,530
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-C1	5.716%	2/15/51	24,832	26,358
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-CIBC20	5.746%	2/12/51	4,403	4,701
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP10	5.439%	1/15/49	3,256	3,425
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP12	5.850%	2/15/51	2,447	2,610
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C1	4.608%	6/15/43	10,030	10,542
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	3.616%	11/15/43	1,250	1,299
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	4.070%	11/15/43	1,175	1,253
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.502%	11/15/43	2,313	2,537
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.502%	11/15/43	2,730	2,929
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.388%	2/15/46	6,550	6,957
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.717%	2/15/46	4,990	5,492

44

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	5.360%	2/15/46	3,170	3,453
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C5	5.323%	8/15/46	4,000	4,614
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C6	3.507%	5/15/45	4,499	4,724
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	2.829%	10/15/45	4,640	4,649
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	3.424%	10/15/45	4,070	4,137
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-CIBX	4.271%	6/15/45	1,350	1,445
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-HSBC	3.093%	7/5/32	5,900	5,995
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-LC9	2.840%	12/15/47	4,670	4,682
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.674%	12/15/46	980	1,033
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.881%	12/15/46	290	308
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.944%	12/15/46	2,135	2,326
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	5.009%	12/15/46	960	1,017
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	2.960%	4/15/46	5,378	5,394
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	3.664%	7/15/45	5,000	5,254
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	4.025%	7/15/45	5,000	5,294
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	3.019%	8/15/46	1,300	1,344
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	3.761%	8/15/46	1,400	1,483
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	4.133%	8/15/46	1,630	1,765
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	2.977%	11/15/45	2,300	2,374
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	3.659%	11/15/45	400	421
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	4.927%	11/15/45	1,750	1,891
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	5.081%	11/15/45	1,300	1,389
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C17	4.199%	1/15/47	4,070	4,417
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.079%	2/15/47	7,000	7,510
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.439%	2/15/47	600	646
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.810%	2/15/47	2,500	2,693
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.810%	2/15/47	1,000	1,038
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C21	3.428%	8/15/47	680	704
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C24	3.639%	11/15/47	2,000	2,070
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C26	3.494%	1/15/48	4,130	4,216
5	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	3.559%	7/15/48	7,120	7,393
5	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	3.822%	7/15/48	8,840	9,222

45

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	4.226%	7/15/48	2,245	2,342
4	Kentucky Higher Education Student Loan Corp. 2013-2	0.787%	9/1/28	2,604	2,592
5,7	Ladder Capital Commercial Mortgage 2013-GCP
	Mortgage Trust	3.388%	5/15/31	910	945
4,5,7	Lanark Master Issuer plc 2012-2A	1.684%	12/22/54	1,462	1,467
4,5,7	Lanark Master Issuer plc 2013-1A	0.784%	12/22/54	3,330	3,327
5	LB-UBS Commercial Mortgage Trust 2006-C3	5.641%	3/15/39	5,768	5,856
5	LB-UBS Commercial Mortgage Trust 2006-C6	5.342%	9/15/39	2,205	2,280
5	LB-UBS Commercial Mortgage Trust 2006-C7	5.347%	11/15/38	25,211	26,206
5	LB-UBS Commercial Mortgage Trust 2007-C2	5.387%	2/15/40	18,446	19,482
5	LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	15,692	16,968
5,7	Macquarie Equipment Funding Trust 2012-A	0.850%	10/22/18	2,946	2,948
5,7	Madison Avenue Trust 2013-650M	3.843%	10/12/32	1,245	1,332
5,7	Master Credit Card Trust 2012-2A	1.970%	4/21/17	1,400	1,403
5,7	Master Credit Card Trust 2013-3A	2.280%	1/22/18	2,100	2,101
4,5	MBNA Credit Card Master Note Trust 2004-A3	0.447%	8/16/21	27,360	27,239
5	Mercedes-Benz Auto Receivables Trust 2015-1	1.750%	12/15/21	7,780	7,771
5,7	Mercedes-Benz Master Owner Trust 2012-A	0.790%	11/15/17	10,036	10,039
4,5,7	Mercedes-Benz Master Owner Trust 2015-B	0.567%	4/15/20	14,650	14,653
5	Merrill Lynch Mortgage Trust 2006-C2	5.739%	8/12/43	745	766
5	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	11,703	12,571
5,7	Miramax LLC 2014-1A	3.340%	7/20/26	868	873
5	ML-CFC Commercial Mortgage Trust 2006-2	5.868%	6/12/46	848	868
5,7	MMAF Equipment Finance LLC 2012-A	1.980%	6/10/32	2,880	2,906
5,7	MMAF Equipment Finance LLC 2015-A	2.490%	2/19/36	13,600	13,630
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.176%	8/15/45	7,445	7,652
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.792%	8/15/45	2,050	2,140
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C6	2.858%	11/15/45	5,740	5,774
5,7	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-CKSV	3.277%	10/15/30	6,000	5,989
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C10	4.082%	7/15/46	780	844
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	3.085%	8/15/46	1,800	1,862
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	4.215%	8/15/46	7,317	7,974
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C12	3.824%	10/15/46	810	862
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C13	4.039%	11/15/46	400	430
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	2.918%	2/15/46	2,470	2,471
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	3.214%	2/15/46	2,000	2,037
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C9	3.102%	5/15/46	12,980	13,116
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.064%	2/15/47	2,300	2,465
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.384%	2/15/47	1,600	1,718
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C15	4.051%	4/15/47	3,250	3,478
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	3.892%	6/15/47	4,610	4,874
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.094%	6/15/47	935	982
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.325%	6/15/47	2,400	2,530
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.758%	6/15/47	2,400	2,504

46

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C17	3.741%	8/15/47	10,050	10,499
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C17	4.011%	8/15/47	530	553
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C18	3.923%	10/15/47	2,150	2,274
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C19	3.326%	12/15/47	1,080	1,115
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C19	3.526%	12/15/47	470	482
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C20	3.069%	2/15/48	765	778
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C20	3.249%	2/15/48	425	426
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C22	3.306%	4/15/48	4,030	4,053
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C23	3.719%	7/15/50	17,750	18,445
5,8	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C24	3.479%	8/15/47	4,300	4,367
5,8	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C24	3.732%	8/15/47	4,300	4,453
5	Morgan Stanley Capital I Trust 2006-HQ9	5.728%	7/12/44	4,266	4,403
5	Morgan Stanley Capital I Trust 2006-IQ12	5.319%	12/15/43	1,208	1,256
5	Morgan Stanley Capital I Trust 2007-IQ15	5.908%	6/11/49	7,167	7,627
5	Morgan Stanley Capital I Trust 2007-IQ16	5.688%	12/12/49	4,167	4,443
5	Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	2,260	2,336
5	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	2,440	2,550
5,7	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	6,000	6,084
5,7	Morgan Stanley Capital I Trust 2014-150E	3.912%	9/9/32	6,370	6,695
5,7	Morgan Stanley Capital I Trust 2014-CPT	3.350%	7/13/29	2,795	2,893
5,7	Morgan Stanley Capital I Trust 2015-420	3.727%	10/11/50	4,820	4,939
4,5	Navient Student Loan Trust 2014-1	0.941%	2/25/39	650	639
4,5	Navient Student Loan Trust 2015-1	0.790%	4/25/40	16,000	15,451
4,5	New Mexico Educational Assistance Foundation 2013-1	0.887%	1/2/25	4,442	4,443
5	Nissan Auto Lease Trust 2015-A	1.580%	5/17/21	1,790	1,793
5	Nissan Auto Receivables 2015-B Owner Trust	1.790%	1/17/22	2,870	2,868
4,5	Nissan Master Owner Trust Receivables Series 2013-A	0.487%	2/15/18	4,733	4,732
5	Nissan Master Owner Trust Receivables Series 2015-A	1.440%	1/15/20	21,640	21,608
7	Norddeutsche Landesbank Girozentrale	2.000%	2/5/19	5,500	5,559
4	North Carolina State Education Assistance Authority
	2011-1	1.181%	1/26/26	3,380	3,372
4,5,7	PFS Financing Corp. 2014-AA	0.787%	2/15/19	1,600	1,599
4,5,7	PFS Financing Corp. 2015-AA	0.807%	4/15/20	3,500	3,471
5,7	Porsche Innovative Lease Owner Trust 2015-1	1.430%	5/21/21	4,900	4,896
5,7	Progress Residential 2015-SFR2 Trust	2.740%	6/12/32	2,500	2,475
4,5,7	Resimac MBS Trust 2014-1A	0.988%	12/12/45	3,640	3,640
5	Royal Bank of Canada	1.200%	9/19/18	5,750	5,748
	Royal Bank of Canada	1.875%	2/5/20	13,500	13,437
5	Santander Drive Auto Receivables Trust 2013-2	1.950%	3/15/19	5,500	5,528
5	Santander Drive Auto Receivables Trust 2013-5	1.550%	10/15/18	1,758	1,762
5	Santander Drive Auto Receivables Trust 2015-3	1.490%	6/17/19	5,735	5,745
5	Santander Drive Auto Receivables Trust 2015-3	3.490%	5/17/21	5,160	5,183
4,5,7	Silver Bay Realty 2014-1 Trust	1.186%	9/17/31	2,378	2,343
4,5,7	Silver Bay Realty 2014-1 Trust	1.636%	9/17/31	498	491
4,5	SLM Student Loan Trust 2005-5	0.395%	4/25/25	2,829	2,817
4,5	SLM Student Loan Trust 2006-5	0.405%	1/25/27	3,000	2,975
4,5	SLM Student Loan Trust 2006-6	0.405%	10/27/25	6,500	6,456
4,5	SLM Student Loan Trust 2007-1	0.385%	1/26/26	24,625	24,153
5,7	SLM Student Loan Trust 2011-A	4.370%	4/17/28	1,700	1,802
5,7	SLM Student Loan Trust 2011-B	3.740%	2/15/29	10,500	11,033
4,5,7	SLM Student Loan Trust 2011-C	1.587%	12/15/23	597	598
5,7	SLM Student Loan Trust 2011-C	4.540%	10/17/44	5,450	5,849
4,5,7	SLM Student Loan Trust 2012-B	1.287%	12/15/21	344	344

47

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5,7	SLM Student Loan Trust 2012-B	3.480%	10/15/30	4,550	4,670
4,5,7	SLM Student Loan Trust 2012-E	0.937%	10/16/23	4,430	4,438
4,5,7	SLM Student Loan Trust 2013-1	1.237%	5/17/27	5,400	5,398
5,7	SLM Student Loan Trust 2013-1	2.500%	3/15/47	1,800	1,738
4,5	SLM Student Loan Trust 2013-6	0.840%	6/26/28	4,500	4,458
5,7	SLM Student Loan Trust 2013-B	1.850%	6/17/30	3,000	2,968
5,7	SLM Student Loan Trust 2013-B	3.000%	5/16/44	3,000	2,952
5,7	SLM Student Loan Trust 2013-C	3.500%	6/15/44	2,000	2,005
4,5	SLM Student Loan Trust 2014-1	0.790%	2/26/29	1,150	1,148
5,7	SLM Student Loan Trust 2014-A	2.590%	1/15/26	900	915
5,7	SLM Student Loan Trust 2014-A	3.500%	11/15/44	800	790
5	SMART ABS Series 2012-4US Trust	0.970%	3/14/17	1,976	1,975
5	SMART ABS Series 2012-4US Trust	1.250%	8/14/18	2,000	2,001
5	SMART ABS Series 2013-1US Trust	1.050%	10/14/18	4,200	4,192
5,7	Sonic Capital LLC 2011-1A	5.438%	5/20/41	2,995	3,131
4,5	South Carolina Student Loan Corp. Revenue 2010-1	1.295%	7/25/25	8,834	8,892
7	SpareBank 1 Boligkreditt AS	1.250%	5/2/18	2,000	1,991
5,7	SpareBank 1 Boligkreditt AS	1.750%	11/15/20	10,400	10,305
7	Stadshypotek AB	1.250%	5/23/18	1,930	1,918
7	Stadshypotek AB	1.750%	4/9/20	8,294	8,175
4,5,7	SWAY Residential 2014-1 Trust	1.486%	1/17/32	6,443	6,397
5	Synchrony Credit Card Master Note Trust 2015-1	2.370%	3/15/23	6,670	6,772
5	Synchrony Credit Card Master Note Trust 2015-2	1.600%	4/15/21	10,400	10,430
5,7	Tidewater Auto Receivables Trust 2014-AA	1.400%	7/15/18	900	900
5,7	TMSQ_14-1500	3.680%	10/10/36	2,160	2,225
7	Toronto-Dominion Bank	1.950%	4/2/20	8,400	8,361
4,5,7	Trade MAPS 1 Ltd. 2013-1A	0.889%	12/10/18	6,460	6,467
4,5,7	Trade MAPS 1 Ltd. 2013-1A	1.438%	12/10/18	1,225	1,226
4,5,7	Trade MAPS 1 Ltd. 2013-1A	2.438%	12/10/18	670	668
4,5,7	Trafigura Securitisation Finance plc TRFIG_14-1A	1.137%	10/15/21	5,720	5,712
5	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	1,200	1,289
5,7	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	6,000	6,184
5	UBS-Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	5,055	5,051
5,7	VNO 2012-6AVE Mortgage Trust	2.996%	11/15/30	8,350	8,383
5,7	VNO 2013-PENN Mortgage Trust	3.808%	12/13/29	1,100	1,163
5,7	VNO 2013-PENN Mortgage Trust	3.947%	12/13/29	650	688
5,7	VNO 2013-PENN Mortgage Trust	3.947%	12/13/29	490	512
5,7	Volkswagen Credit Auto Master Owner Trust 2014-1A	1.400%	7/22/19	8,600	8,608
5,7	Volvo Financial Equipment LLC Series 2012-1	2.380%	9/16/19	1,200	1,200
5,7	Volvo Financial Equipment LLC Series 2015-1A	1.910%	1/15/20	3,105	3,122
5	Wachovia Bank Commercial Mortgage Trust Series
	2006-C27	5.765%	7/15/45	10,196	10,467
5	Wachovia Bank Commercial Mortgage Trust Series
	2006-C28	5.559%	10/15/48	2,089	2,172
5	Wachovia Bank Commercial Mortgage Trust Series
	2006-C28	5.572%	10/15/48	22,068	22,811
5	Wachovia Bank Commercial Mortgage Trust Series
	2006-C29	5.297%	11/15/48	3,518	3,663
5	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	5,990	6,035
5	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	1,610	1,662
5	Wells Fargo Commercial Mortgage Trust 2013-LC12	3.928%	7/15/46	750	802
5	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.218%	7/15/46	7,570	8,218
5	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.477%	8/15/50	2,400	2,499
5	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%	8/15/50	5,800	6,107
5	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.020%	8/15/50	700	735
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.322%	8/15/50	2,400	2,495
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.458%	8/15/50	1,450	1,451
5	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.244%	12/15/47	2,410	2,468
5	Wells Fargo Commercial Mortgage Trust 2015-C26	2.991%	2/15/48	1,840	1,853
5	Wells Fargo Commercial Mortgage Trust 2015-C26	3.166%	2/15/48	2,480	2,472
5	Wells Fargo Commercial Mortgage Trust 2015-C27	3.278%	2/15/48	1,260	1,291
5	Wells Fargo Commercial Mortgage Trust 2015-C27	3.451%	2/15/48	3,010	3,067
5	Wells Fargo Commercial Mortgage Trust 2015-C29	3.400%	6/15/48	3,700	3,811
5	Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%	6/15/48	7,735	7,978

48

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Wells Fargo Commercial Mortgage Trust 2015-C29	4.225%	6/15/48	2,310	2,224
5	Wells Fargo Commercial Mortgage Trust 2015-C30	3.411%	9/15/48	7,300	7,373
5	Wells Fargo Commercial Mortgage Trust 2015-C30	3.664%	9/15/48	4,380	4,511
5	Wells Fargo Commercial Mortgage Trust 2015-C30	4.067%	9/15/48	2,250	2,317
5	Wells Fargo Commercial Mortgage Trust 2015-C30	4.646%	9/15/48	1,250	1,229
5,7	Wendys Funding LLC 2015-1	4.080%	6/15/45	7,270	7,264
7	Westpac Banking Corp.	1.850%	11/26/18	6,285	6,322
7	Westpac Banking Corp.	2.000%	3/3/20	13,000	12,981
5,7	WFLD 2014-MONT Mortgage Trust	3.755%	8/10/31	5,090	5,277
5,7	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	5,450	5,951
5	WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	5,280	5,288
5	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	5,400	5,618
5	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	4,170	4,449
5	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	3,300	3,344
5	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	9,300	9,334
5	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	2,870	2,933
5	WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	2,220	2,254
5	WFRBS Commercial Mortgage Trust 2013-C15	2.900%	8/15/46	600	618
5	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	1,900	2,011
5	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	630	682
5	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	357	375
5	WFRBS Commercial Mortgage Trust 2013-C18	3.027%	12/15/46	3,365	3,483
5	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	1,895	2,000
5	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	6,340	6,859
5	WFRBS Commercial Mortgage Trust 2013-C18	4.671%	12/15/46	1,085	1,174
5	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	6,635	7,145
5	WFRBS Commercial Mortgage Trust 2014-C20	3.638%	5/15/47	3,020	3,175
5	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	2,430	2,605
5	WFRBS Commercial Mortgage Trust 2014-C20	4.513%	5/15/47	1,410	1,423
5	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	8,275	8,628
5	WFRBS Commercial Mortgage Trust 2014-C21	3.891%	8/15/47	700	728
5	WFRBS Commercial Mortgage Trust 2014-C21	4.234%	8/15/47	2,410	2,381
5	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	980	1,038
5	WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	170	178
5	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	3,200	3,442
5	World Financial Network Credit Card Master Note Trust
	Series 2013-A	1.610%	12/15/21	4,000	4,018
4,5	World Financial Network Credit Card Master Note Trust
	Series 2015-A	0.667%	2/15/22	8,755	8,741
5	World Omni Automobile Lease Securitization Trust
	2015-A	1.730%	12/15/20	2,300	2,302
4,5,7	World Omni Master Owner Trust 2013-1	0.537%	2/15/18	4,000	4,000

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,698,512)					2,723,041

Corporate Bonds (75.5%)
Finance (29.7%)
	Banking (19.4%)
	Abbey National Treasury Services plc	3.050%	8/23/18	3,950	4,097
	Abbey National Treasury Services plc	2.350%	9/10/19	3,415	3,438
	Abbey National Treasury Services plc	4.000%	3/13/24	43,500	45,276
7	ABN AMRO Bank NV	2.450%	6/4/20	8,000	8,002
7	ABN AMRO Bank NV	4.750%	7/28/25	12,000	12,059
	AgriBank FCB	9.125%	7/15/19	5,000	6,219
	American Express Bank FSB	6.000%	9/13/17	4,250	4,621
	American Express Centurion Bank	5.950%	6/12/17	10,000	10,812
	American Express Centurion Bank	6.000%	9/13/17	5,060	5,515
	American Express Co.	6.150%	8/28/17	10,900	11,907
	American Express Co.	7.000%	3/19/18	12,000	13,582
	American Express Co.	2.650%	12/2/22	16,082	15,501
	American Express Credit Corp.	2.375%	5/26/20	4,700	4,681
	Associates Corp. of North America	6.950%	11/1/18	8,855	10,157
	Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	8,000	8,096
7	Australia & New Zealand Banking Group Ltd.	4.875%	1/12/21	16,817	18,914

49

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
7	Australia & New Zealand Banking Group Ltd.	4.500%	3/19/24	16,000	16,231
7	Banco de Credito del Peru	4.250%	4/1/23	5,000	5,116
	Bank of America Corp.	6.500%	8/1/16	6,375	6,693
	Bank of America Corp.	6.400%	8/28/17	7,850	8,568
	Bank of America Corp.	6.000%	9/1/17	1,750	1,895
	Bank of America Corp.	5.750%	12/1/17	4,000	4,344
	Bank of America Corp.	6.875%	4/25/18	8,123	9,156
	Bank of America Corp.	5.650%	5/1/18	4,500	4,924
	Bank of America Corp.	6.875%	11/15/18	2,797	3,197
	Bank of America Corp.	2.600%	1/15/19	13,000	13,165
	Bank of America Corp.	7.625%	6/1/19	13,000	15,421
	Bank of America Corp.	2.250%	4/21/20	3,400	3,345
	Bank of America Corp.	5.625%	7/1/20	19,340	21,785
	Bank of America Corp.	5.875%	1/5/21	16,010	18,282
	Bank of America Corp.	5.000%	5/13/21	5,285	5,819
	Bank of America Corp.	5.700%	1/24/22	25,800	29,353
	Bank of America Corp.	3.300%	1/11/23	39,767	39,180
	Bank of America Corp.	4.100%	7/24/23	11,500	11,897
	Bank of America Corp.	4.125%	1/22/24	34,600	35,743
	Bank of America Corp.	4.000%	4/1/24	6,000	6,151
	Bank of America Corp.	4.200%	8/26/24	12,000	12,065
	Bank of America Corp.	3.875%	8/1/25	10,000	10,083
	Bank of America NA	5.300%	3/15/17	8,877	9,384
	Bank of America NA	6.100%	6/15/17	5,000	5,381
	Bank of Montreal	2.375%	1/25/19	5,000	5,086
	Bank of Montreal	2.550%	11/6/22	16,000	15,612
	Bank of New York Mellon Corp.	5.500%	12/1/17	5,465	5,945
	Bank of New York Mellon Corp.	5.450%	5/15/19	6,580	7,385
	Bank of New York Mellon Corp.	4.600%	1/15/20	14,300	15,678
	Bank of New York Mellon Corp.	2.150%	2/24/20	2,840	2,817
	Bank of New York Mellon Corp.	4.150%	2/1/21	21,944	23,761
	Bank of New York Mellon Corp.	3.550%	9/23/21	16,040	16,764
	Bank of New York Mellon Corp.	3.650%	2/4/24	17,000	17,467
	Bank of New York Mellon Corp.	3.400%	5/15/24	20,200	20,387
	Bank of New York Mellon Corp.	3.250%	9/11/24	11,142	11,109
	Bank of New York Mellon Corp.	3.000%	2/24/25	15,800	15,254
	Bank of Nova Scotia	1.450%	4/25/18	5,085	5,068
	Bank of Nova Scotia	2.050%	10/30/18	26,275	26,483
	Bank of Nova Scotia	2.050%	6/5/19	7,930	7,996
	Bank of Nova Scotia	4.375%	1/13/21	8,500	9,295
	Bank of Nova Scotia	2.800%	7/21/21	17,352	17,492
	Barclays Bank plc	3.750%	5/15/24	57,613	58,311
	Barclays plc	2.750%	11/8/19	12,000	12,008
	Barclays plc	3.650%	3/16/25	10,000	9,586
	BB&T Corp.	4.900%	6/30/17	5,300	5,592
	BB&T Corp.	6.850%	4/30/19	5,714	6,661
	BB&T Corp.	5.250%	11/1/19	12,000	13,291
	BB&T Corp.	3.950%	3/22/22	4,400	4,583
	Bear Stearns Cos. LLC	6.400%	10/2/17	5,500	6,033
	BNP Paribas SA	2.400%	12/12/18	3,150	3,185
	BNP Paribas SA	5.000%	1/15/21	54,350	60,687
	BNP Paribas SA	3.250%	3/3/23	21,235	21,409
	BPCE SA	2.500%	12/10/18	3,375	3,426
	BPCE SA	2.250%	1/27/20	2,000	1,990
	BPCE SA	4.000%	4/15/24	50,690	52,354
	Branch Banking & Trust Co.	2.850%	4/1/21	5,000	5,066
7	Canadian Imperial Bank of Commerce	2.250%	7/21/20	7,310	7,353
	Capital One Financial Corp.	2.450%	4/24/19	2,450	2,450
	Capital One Financial Corp.	3.750%	4/24/24	3,000	2,957
	Capital One Financial Corp.	3.200%	2/5/25	2,650	2,500
	Capital One NA	1.500%	3/22/18	7,000	6,920
	Capital One NA	2.950%	7/23/21	12,000	11,713
	Citigroup Inc.	6.000%	8/15/17	3,000	3,249
	Citigroup Inc.	6.125%	11/21/17	12,491	13,679

50

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Citigroup Inc.	6.125%	5/15/18	15,000	16,651
	Citigroup Inc.	8.500%	5/22/19	19,317	23,525
	Citigroup Inc.	5.375%	8/9/20	31,422	35,203
	Citigroup Inc.	4.500%	1/14/22	46,600	50,277
	Citigroup Inc.	3.375%	3/1/23	21,000	20,983
	Citigroup Inc.	3.875%	10/25/23	28,500	29,242
	Citigroup Inc.	3.750%	6/16/24	12,000	12,038
	Citigroup Inc.	3.300%	4/27/25	15,000	14,457
	Citigroup Inc.	5.500%	9/13/25	9,000	9,864
5,7,9	Colonial BancGroup Inc.	7.114%	5/29/49	17,340	2
	Commonwealth Bank of Australia	2.500%	9/20/18	8,165	8,351
7	Commonwealth Bank of Australia	5.000%	10/15/19	2,702	3,016
	Commonwealth Bank of Australia	2.300%	3/12/20	3,000	3,005
7	Commonwealth Bank of Australia	5.000%	3/19/20	11,560	12,919
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.250%	1/14/19	4,000	4,033
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.250%	1/14/20	3,500	3,495
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.500%	1/11/21	5,744	6,283
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	53,100	55,869
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.950%	11/9/22	49,880	50,011
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.625%	12/1/23	68,532	70,959
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.375%	5/21/25	25,310	24,869
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.375%	8/4/25	3,130	3,147
10	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	5.250%	9/14/27	4,800	8,287
7	Credit Agricole SA	4.375%	3/17/25	5,000	4,884
	Credit Suisse	2.300%	5/28/19	9,820	9,868
	Credit Suisse	4.375%	8/5/20	11,370	12,413
	Credit Suisse	3.000%	10/29/21	40,000	39,919
	Credit Suisse	3.625%	9/9/24	69,650	69,582
7	Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	10,000	9,764
	Deutsche Bank AG	2.500%	2/13/19	4,000	4,030
	Deutsche Bank AG	3.700%	5/30/24	34,250	34,256
	Discover Bank	7.000%	4/15/20	3,665	4,263
	Discover Bank	3.100%	6/4/20	14,990	15,046
	Fifth Third Bank	2.875%	10/1/21	10,000	9,910
	FirstMerit Corp.	4.350%	2/4/23	9,000	9,269
	Goldman Sachs Group Inc.	6.250%	9/1/17	3,000	3,276
	Goldman Sachs Group Inc.	2.375%	1/22/18	3,000	3,044
	Goldman Sachs Group Inc.	6.150%	4/1/18	2,315	2,564
	Goldman Sachs Group Inc.	2.900%	7/19/18	55	56
	Goldman Sachs Group Inc.	2.625%	1/31/19	2,240	2,278
	Goldman Sachs Group Inc.	7.500%	2/15/19	15,000	17,659
	Goldman Sachs Group Inc.	2.550%	10/23/19	2,200	2,211
	Goldman Sachs Group Inc.	5.375%	3/15/20	12,555	14,022
	Goldman Sachs Group Inc.	6.000%	6/15/20	14,720	16,871
	Goldman Sachs Group Inc.	5.250%	7/27/21	12,087	13,463
	Goldman Sachs Group Inc.	5.750%	1/24/22	42,535	48,728
	Goldman Sachs Group Inc.	3.625%	1/22/23	13,300	13,419
	Goldman Sachs Group Inc.	4.000%	3/3/24	47,290	48,438
	Goldman Sachs Group Inc.	3.850%	7/8/24	9,400	9,530
	Goldman Sachs Group Inc.	3.500%	1/23/25	8,000	7,800
	Goldman Sachs Group Inc.	3.750%	5/22/25	40,000	39,812
	HSBC Bank USA NA	6.000%	8/9/17	5,055	5,476
	HSBC Bank USA NA	4.875%	8/24/20	24,478	27,080
	HSBC Holdings plc	5.100%	4/5/21	53,948	60,096
	HSBC Holdings plc	4.000%	3/30/22	30,100	31,889
	HSBC Holdings plc	4.250%	3/14/24	35,000	35,766
	HSBC USA Inc.	2.375%	11/13/19	17,185	17,184
	Intesa Sanpaolo SPA	3.875%	1/15/19	10,000	10,356
	JPMorgan Chase & Co.	6.125%	6/27/17	3,000	3,237
	JPMorgan Chase & Co.	6.000%	1/15/18	6,000	6,590
	JPMorgan Chase & Co.	1.800%	1/25/18	8,100	8,112
	JPMorgan Chase & Co.	1.625%	5/15/18	3,395	3,376
	JPMorgan Chase & Co.	6.300%	4/23/19	10,650	12,177
	JPMorgan Chase & Co.	2.200%	10/22/19	6,000	5,996

51

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	JPMorgan Chase & Co.	2.250%	1/23/20	7,500	7,416
	JPMorgan Chase & Co.	4.950%	3/25/20	21,496	23,724
	JPMorgan Chase & Co.	2.750%	6/23/20	6,075	6,098
	JPMorgan Chase & Co.	4.400%	7/22/20	18,510	19,993
	JPMorgan Chase & Co.	4.250%	10/15/20	20,480	21,972
	JPMorgan Chase & Co.	4.625%	5/10/21	22,450	24,447
	JPMorgan Chase & Co.	4.350%	8/15/21	14,235	15,267
	JPMorgan Chase & Co.	4.500%	1/24/22	25,000	26,859
	JPMorgan Chase & Co.	3.250%	9/23/22	23,500	23,548
	JPMorgan Chase & Co.	3.200%	1/25/23	15,225	15,128
	JPMorgan Chase & Co.	3.875%	2/1/24	22,900	23,463
	JPMorgan Chase & Co.	3.625%	5/13/24	14,750	14,802
	JPMorgan Chase & Co.	3.125%	1/23/25	9,200	8,854
	JPMorgan Chase & Co.	3.900%	7/15/25	15,000	15,251
5	JPMorgan Chase & Co.	5.300%	12/29/49	5,220	5,168
	JPMorgan Chase Bank NA	6.000%	7/5/17	6,500	7,026
	JPMorgan Chase Bank NA	6.000%	10/1/17	10,380	11,282
	KeyBank NA	1.650%	2/1/18	4,000	3,996
	KeyBank NA	3.300%	6/1/25	10,000	9,788
5,7	LBG Capital No.1 plc	8.000%	12/29/49	3,763	4,299
11	Leeds Building Society	2.625%	4/1/21	5,277	6,113
	Lloyds Bank plc	6.375%	1/21/21	16,892	20,077
	Lloyds Bank plc	3.500%	5/14/25	18,630	18,421
7	Macquarie Bank Ltd.	2.400%	1/21/20	7,765	7,721
7	Macquarie Bank Ltd.	4.875%	6/10/25	7,910	7,884
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	8,555	9,491
	Manufacturers & Traders Trust Co.	2.300%	1/30/19	5,758	5,782
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	22,400	21,344
7	Mitsubishi UFJ Trust & Banking Corp.	2.450%	10/16/19	20,000	20,060
	Morgan Stanley	5.950%	12/28/17	2,000	2,181
	Morgan Stanley	6.625%	4/1/18	5,700	6,387
	Morgan Stanley	7.300%	5/13/19	5,000	5,883
	Morgan Stanley	5.625%	9/23/19	20,500	22,953
	Morgan Stanley	5.500%	1/26/20	16,035	17,947
	Morgan Stanley	2.650%	1/27/20	4,300	4,317
	Morgan Stanley	2.800%	6/16/20	4,600	4,620
	Morgan Stanley	5.500%	7/24/20	12,000	13,514
	Morgan Stanley	5.750%	1/25/21	24,000	27,249
	Morgan Stanley	5.500%	7/28/21	26,800	30,200
	Morgan Stanley	3.750%	2/25/23	26,000	26,398
	Morgan Stanley	3.875%	4/29/24	43,400	44,035
	MUFG Americas Holdings Corp.	3.500%	6/18/22	21,891	22,215
	MUFG Americas Holdings Corp.	3.000%	2/10/25	10,000	9,522
	MUFG Union Bank NA	5.950%	5/11/16	1,131	1,172
	MUFG Union Bank NA	2.125%	6/16/17	3,695	3,741
	National Australia Bank Ltd.	3.000%	1/20/23	14,320	14,370
7	Nationwide Building Society	2.350%	1/21/20	14,215	14,183
7	Nationwide Building Society	3.900%	7/21/25	8,000	8,101
	Northern Trust Co.	5.850%	11/9/17	7,280	8,012
	Northern Trust Co.	6.500%	8/15/18	4,000	4,556
	Northern Trust Corp.	3.450%	11/4/20	500	528
	Northern Trust Corp.	3.375%	8/23/21	13,036	13,639
	People's United Financial Inc.	3.650%	12/6/22	11,405	11,414
	PNC Bank NA	6.000%	12/7/17	4,500	4,913
	PNC Bank NA	6.875%	4/1/18	12,085	13,528
	PNC Bank NA	2.200%	1/28/19	4,630	4,669
	PNC Bank NA	2.400%	10/18/19	10,000	10,070
	PNC Bank NA	2.700%	11/1/22	41,080	39,639
	PNC Bank NA	2.950%	1/30/23	15,000	14,628
	PNC Bank NA	3.800%	7/25/23	15,750	16,123
	PNC Bank NA	3.300%	10/30/24	19,634	19,607
	PNC Bank NA	2.950%	2/23/25	16,680	16,076
	PNC Financial Services Group Inc.	2.600%	7/21/20	15,120	15,186
	PNC Financial Services Group Inc.	2.854%	11/9/22	12,493	12,305

52

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	PNC Funding Corp.	6.700%	6/10/19	12,000	13,998
	PNC Funding Corp.	5.125%	2/8/20	21,243	23,775
	PNC Funding Corp.	4.375%	8/11/20	23,000	25,095
	PNC Funding Corp.	3.300%	3/8/22	14,570	14,928
	Regions Bank	7.500%	5/15/18	1,732	1,975
	Regions Financial Corp.	2.000%	5/15/18	2,000	1,994
	Royal Bank of Scotland plc	5.625%	8/24/20	5,626	6,380
	Royal Bank of Scotland plc	6.125%	1/11/21	4,500	5,253
	Santander Bank NA	8.750%	5/30/18	5,000	5,778
7	Skandinaviska Enskilda Banken AB	2.450%	5/27/20	8,590	8,643
	State Street Corp.	1.350%	5/15/18	3,000	2,986
	State Street Corp.	4.375%	3/7/21	10,740	11,846
	State Street Corp.	3.100%	5/15/23	15,025	14,792
	State Street Corp.	3.700%	11/20/23	32,620	34,071
	State Street Corp.	3.300%	12/16/24	27,435	27,309
5	State Street Corp.	5.250%	12/29/49	5,240	5,266
	Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	3,000	3,015
	Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	8,160	8,555
	Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	5,000	5,043
	Sumitomo Mitsui Banking Corp.	3.650%	7/23/25	5,000	5,068
	SunTrust Bank	2.750%	5/1/23	16,661	16,076
	Svenska Handelsbanken AB	2.500%	1/25/19	2,895	2,954
	Synchrony Financial	2.700%	2/3/20	8,550	8,409
	Synchrony Financial	3.750%	8/15/21	27,100	27,208
	Synchrony Financial	4.500%	7/23/25	11,575	11,633
	Toronto-Dominion Bank	2.250%	11/5/19	25,705	25,878
	UBS AG	2.375%	8/14/19	4,340	4,348
	UBS AG	2.350%	3/26/20	8,000	7,970
	UBS AG	4.875%	8/4/20	22,600	25,146
	US Bancorp	4.125%	5/24/21	28,055	30,431
	US Bancorp	3.000%	3/15/22	23,724	23,941
	US Bancorp	2.950%	7/15/22	35,200	34,813
	US Bancorp	3.700%	1/30/24	18,500	19,242
	US Bancorp	3.600%	9/11/24	14,800	14,952
	US Bank NA	2.125%	10/28/19	4,441	4,450
	US Bank NA	2.800%	1/27/25	14,400	13,947
	Wachovia Bank NA	6.000%	11/15/17	8,000	8,777
	Wachovia Corp.	5.625%	10/15/16	8,000	8,427
	Wachovia Corp.	5.750%	6/15/17	4,280	4,632
	Wachovia Corp.	5.750%	2/1/18	11,025	12,126
9	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.500%	1/15/13	6,147	15
9	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.650%	8/15/14	7,500	19
9	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.125%	1/15/15	9,000	23
	Wells Fargo & Co.	5.625%	12/11/17	11,400	12,482
	Wells Fargo & Co.	2.150%	1/15/19	18,636	18,793
	Wells Fargo & Co.	2.150%	1/30/20	15,460	15,332
	Wells Fargo & Co.	2.600%	7/22/20	19,260	19,318
	Wells Fargo & Co.	4.600%	4/1/21	31,673	34,695
	Wells Fargo & Co.	3.500%	3/8/22	30,172	31,036
	Wells Fargo & Co.	3.450%	2/13/23	36,700	36,586
	Wells Fargo & Co.	4.125%	8/15/23	13,100	13,597
	Wells Fargo & Co.	3.300%	9/9/24	58,830	58,112
	Wells Fargo & Co.	3.000%	2/19/25	10,180	9,772
	Westpac Banking Corp.	1.600%	1/12/18	3,390	3,404
	Westpac Banking Corp.	2.250%	7/30/18	9,010	9,147
	Westpac Banking Corp.	4.875%	11/19/19	10,795	11,978
	Westpac Banking Corp.	2.300%	5/26/20	4,460	4,457
	Brokerage (1.8%)
	Affiliated Managers Group Inc.	4.250%	2/15/24	10,000	10,203
	Ameriprise Financial Inc.	7.300%	6/28/19	6,200	7,355

53

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Ameriprise Financial Inc.	5.300%	3/15/20	9,570	10,817
	Ameriprise Financial Inc.	4.000%	10/15/23	10,819	11,392
	Ameriprise Financial Inc.	3.700%	10/15/24	26,500	27,255
	BlackRock Inc.	4.250%	5/24/21	4,250	4,672
	BlackRock Inc.	3.375%	6/1/22	12,000	12,375
	BlackRock Inc.	3.500%	3/18/24	20,000	20,392
	Charles Schwab Corp.	4.450%	7/22/20	6,500	7,173
	Charles Schwab Corp.	3.225%	9/1/22	11,150	11,361
	CME Group Inc.	3.000%	3/15/25	13,500	13,171
	Franklin Resources Inc.	4.625%	5/20/20	7,550	8,354
	Franklin Resources Inc.	2.800%	9/15/22	11,000	10,938
	Franklin Resources Inc.	2.850%	3/30/25	8,000	7,771
	Intercontinental Exchange Inc.	4.000%	10/15/23	34,330	35,848
	Invesco Finance plc	3.125%	11/30/22	30,485	30,519
	Invesco Finance plc	4.000%	1/30/24	21,300	21,985
	Jefferies Group LLC	6.875%	4/15/21	8,000	9,154
	Jefferies Group LLC	5.125%	1/20/23	5,000	5,102
	Legg Mason Inc.	3.950%	7/15/24	5,000	5,084
9	Lehman Brothers Holdings Inc.	6.500%	7/19/17	20,000	2
	Nomura Holdings Inc.	2.750%	3/19/19	9,950	10,076
	NYSE Euronext	2.000%	10/5/17	8,000	8,078
	TD Ameritrade Holding Corp.	2.950%	4/1/22	16,715	16,687
	TD Ameritrade Holding Corp.	3.625%	4/1/25	11,400	11,565
7	TIAA Asset Management Finance Co. LLC	4.125%	11/1/24	30,000	30,548
	Finance Companies (1.6%)
	Air Lease Corp.	3.375%	1/15/19	8,000	8,130
	Air Lease Corp.	3.875%	4/1/21	6,000	6,060
	Air Lease Corp.	4.250%	9/15/24	9,000	8,888
	General Electric Capital Corp.	5.625%	5/1/18	12,975	14,322
	General Electric Capital Corp.	6.000%	8/7/19	12,900	14,820
	General Electric Capital Corp.	5.500%	1/8/20	20,772	23,585
	General Electric Capital Corp.	2.200%	1/9/20	6,175	6,181
	General Electric Capital Corp.	5.550%	5/4/20	2,144	2,457
	General Electric Capital Corp.	4.375%	9/16/20	24,866	27,171
	General Electric Capital Corp.	4.625%	1/7/21	13,492	14,905
	General Electric Capital Corp.	5.300%	2/11/21	13,500	15,254
	General Electric Capital Corp.	4.650%	10/17/21	35,847	39,606
	General Electric Capital Corp.	3.150%	9/7/22	20,095	20,431
	General Electric Capital Corp.	3.100%	1/9/23	22,700	22,824
	General Electric Capital Corp.	3.450%	5/15/24	2,980	3,060
5	General Electric Capital Corp.	6.375%	11/15/67	7,000	7,490
	HSBC Finance Corp.	6.676%	1/15/21	63,939	74,457
7	Peachtree Corners Funding Trust	3.976%	2/15/25	15,000	15,034
	Insurance (4.4%)
	ACE INA Holdings Inc.	2.700%	3/13/23	7,695	7,454
	ACE INA Holdings Inc.	3.350%	5/15/24	20,000	19,868
	ACE INA Holdings Inc.	3.150%	3/15/25	14,000	13,617
	Aetna Inc.	2.750%	11/15/22	24,000	22,722
	Aetna Inc.	3.500%	11/15/24	15,000	14,665
	Aflac Inc.	4.000%	2/15/22	2,000	2,119
	Aflac Inc.	3.625%	6/15/23	16,000	16,315
	Aflac Inc.	3.625%	11/15/24	15,000	15,162
7	AIA Group Ltd.	3.200%	3/11/25	12,000	11,673
	Alleghany Corp.	4.950%	6/27/22	2,586	2,799
	Allied World Assurance Co. Ltd.	5.500%	11/15/20	2,000	2,219
	Allstate Corp.	3.150%	6/15/23	1,000	1,006
5	Allstate Corp.	5.750%	8/15/53	5,000	5,237
	Alterra Finance LLC	6.250%	9/30/20	8,000	9,210
	American Financial Group Inc.	9.875%	6/15/19	10,000	12,503
	American International Group Inc.	4.875%	6/1/22	1,650	1,819
	American International Group Inc.	3.875%	1/15/35	1,315	1,192
	Anthem Inc.	4.350%	8/15/20	2,000	2,137
	Anthem Inc.	3.700%	8/15/21	3,090	3,177

54

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Aspen Insurance Holdings Ltd.	4.650%	11/15/23	5,500	5,649
	Axis Specialty Finance LLC	5.875%	6/1/20	25,240	28,589
	Berkshire Hathaway Finance Corp.	5.400%	5/15/18	20,202	22,368
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	2,000	2,190
	Berkshire Hathaway Finance Corp.	3.000%	5/15/22	4,360	4,444
	Berkshire Hathaway Inc.	3.750%	8/15/21	11,500	12,369
	Berkshire Hathaway Inc.	3.400%	1/31/22	12,706	13,256
11	Berkshire Hathaway Inc.	0.750%	3/16/23	8,000	8,402
11	Berkshire Hathaway Inc.	1.125%	3/16/27	8,300	8,357
	Brown & Brown Inc.	4.200%	9/15/24	15,000	14,935
5	Chubb Corp.	6.375%	3/29/67	4,900	5,065
	CNA Financial Corp.	5.875%	8/15/20	5,000	5,690
	CNA Financial Corp.	3.950%	5/15/24	2,000	2,014
	Coventry Health Care Inc.	5.450%	6/15/21	8,500	9,464
	First American Financial Corp.	4.600%	11/15/24	12,000	12,192
	Hartford Financial Services Group Inc.	5.125%	4/15/22	2,880	3,207
	Infinity Property & Casualty Corp.	5.000%	9/19/22	10,547	11,103
7	Jackson National Life Global Funding	4.700%	6/1/18	2,500	2,693
	Kemper Corp.	4.350%	2/15/25	15,000	15,061
	Loews Corp.	2.625%	5/15/23	8,000	7,681
	Manulife Financial Corp.	4.900%	9/17/20	24,150	26,765
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	5,275	5,281
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	4,850	5,385
	Marsh & McLennan Cos. Inc.	4.050%	10/15/23	8,000	8,382
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	22,915	22,885
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	12,000	11,964
7	MassMutual Global Funding II	2.500%	10/17/22	10,500	10,118
	MetLife Inc.	4.750%	2/8/21	17,000	18,795
	MetLife Inc.	3.048%	12/15/22	17,000	16,878
	MetLife Inc.	4.368%	9/15/23	38,430	41,121
	MetLife Inc.	3.600%	4/10/24	28,005	28,260
	MetLife Inc.	3.000%	3/1/25	18,500	17,845
5	MetLife Inc.	5.250%	12/29/49	2,635	2,628
7	New York Life Global Funding	1.950%	2/11/20	6,595	6,529
	OneBeacon US Holdings Inc.	4.600%	11/9/22	7,269	7,496
	PartnerRe Finance A LLC	6.875%	6/1/18	3,857	4,337
	PartnerRe Finance B LLC	5.500%	6/1/20	16,550	18,492
	Principal Financial Group Inc.	8.875%	5/15/19	11,195	13,763
5	Principal Financial Group Inc.	4.700%	5/15/55	1,500	1,482
7	Principal Life Global Funding II	2.200%	4/8/20	10,650	10,577
5	Progressive Corp.	6.700%	6/15/67	6,500	6,768
	Prudential Financial Inc.	2.350%	8/15/19	1,950	1,957
5	Prudential Financial Inc.	5.875%	9/15/42	6,000	6,330
5	Prudential Financial Inc.	5.625%	6/15/43	7,875	8,151
5	Prudential Financial Inc.	5.200%	3/15/44	2,500	2,437
5	Prudential Financial Inc.	5.375%	5/15/45	7,150	7,043
	Reinsurance Group of America Inc.	5.000%	6/1/21	5,000	5,504
	Reinsurance Group of America Inc.	4.700%	9/15/23	3,000	3,209
7	Reliance Standard Life Global Funding II	2.500%	1/15/20	19,115	19,111
7	Reliance Standard Life Global Funding II	2.375%	5/4/20	6,710	6,635
	Swiss Re Solutions Holding Corp.	6.450%	3/1/19	11,250	12,687
7	Swiss Re Treasury US Corp.	2.875%	12/6/22	2,000	1,947
	Torchmark Corp.	9.250%	6/15/19	3,000	3,725
	Trinity Acquisition plc	4.625%	8/15/23	3,000	3,089
	UnitedHealth Group Inc.	2.300%	12/15/19	10,000	10,018
	UnitedHealth Group Inc.	2.700%	7/15/20	3,870	3,912
	UnitedHealth Group Inc.	3.875%	10/15/20	14,000	14,914
	UnitedHealth Group Inc.	4.700%	2/15/21	13,000	14,274
	UnitedHealth Group Inc.	2.875%	12/15/21	10,000	10,000
	UnitedHealth Group Inc.	2.875%	3/15/22	26,816	26,525
	UnitedHealth Group Inc.	3.350%	7/15/22	17,660	17,996
	UnitedHealth Group Inc.	2.750%	2/15/23	12,000	11,550
	UnitedHealth Group Inc.	2.875%	3/15/23	9,000	8,752
	UnitedHealth Group Inc.	3.750%	7/15/25	38,550	39,297

55

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	WR Berkley Corp.	4.625%	3/15/22	2,977	3,166
	Real Estate Investment Trusts (2.5%)
	Alexandria Real Estate Equities Inc.	4.500%	7/30/29	6,465	6,447
	American Campus Communities Operating Partnership
	LP	3.750%	4/15/23	2,000	1,969
	AvalonBay Communities Inc.	3.450%	6/1/25	12,725	12,633
	BioMed Realty LP	4.250%	7/15/22	3,082	3,165
	Boston Properties LP	3.125%	9/1/23	2,654	2,592
	Boston Properties LP	3.800%	2/1/24	3,375	3,435
	Brandywine Operating Partnership LP	4.100%	10/1/24	17,000	16,913
8	Brixmor Operating Partnership LP	3.875%	8/15/22	5,000	4,999
	Brixmor Operating Partnership LP	3.850%	2/1/25	7,000	6,795
	Columbia Property Trust Operating Partnership LP	4.150%	4/1/25	15,000	15,074
	CubeSmart LP	4.375%	12/15/23	725	754
	DDR Corp.	7.500%	4/1/17	1,750	1,910
	DDR Corp.	3.375%	5/15/23	7,000	6,725
	DDR Corp.	3.625%	2/1/25	10,000	9,578
	Digital Realty Trust LP	5.250%	3/15/21	12,225	13,322
	Digital Realty Trust LP	3.950%	7/1/22	9,362	9,406
	Duke Realty LP	6.500%	1/15/18	5	6
	Duke Realty LP	3.875%	2/15/21	11,530	11,930
	ERP Operating LP	3.375%	6/1/25	27,000	26,682
	Essex Portfolio LP	3.500%	4/1/25	12,182	11,757
	Federal Realty Investment Trust	3.000%	8/1/22	22,448	22,382
	Federal Realty Investment Trust	2.750%	6/1/23	3,000	2,890
	Federal Realty Investment Trust	3.950%	1/15/24	13,269	13,833
7	Goodman Funding Pty Ltd.	6.375%	4/15/21	3,650	4,188
7	Goodman Funding Pty Ltd.	6.000%	3/22/22	8,155	9,158
	HCP Inc.	2.625%	2/1/20	7,000	6,941
	HCP Inc.	5.375%	2/1/21	11,600	12,796
	Health Care REIT Inc.	6.125%	4/15/20	5,000	5,716
	Health Care REIT Inc.	4.950%	1/15/21	8,000	8,734
	Health Care REIT Inc.	3.750%	3/15/23	5,000	4,961
	Health Care REIT Inc.	4.500%	1/15/24	7,000	7,270
	Health Care REIT Inc.	4.000%	6/1/25	4,020	4,001
	Healthcare Realty Trust Inc.	5.750%	1/15/21	5,000	5,566
	Healthcare Realty Trust Inc.	3.750%	4/15/23	13,000	12,629
	Healthcare Realty Trust Inc.	3.875%	5/1/25	7,000	6,826
	Healthcare Trust of America Holdings LP	3.375%	7/15/21	2,000	2,001
	Healthcare Trust of America Holdings LP	3.700%	4/15/23	13,030	12,699
	Highwoods Realty LP	3.200%	6/15/21	6,000	5,973
	Liberty Property LP	4.400%	2/15/24	4,000	4,118
	Liberty Property LP	3.750%	4/1/25	1,340	1,308
	Mid-America Apartments LP	4.300%	10/15/23	2,000	2,076
	National Retail Properties Inc.	3.900%	6/15/24	6,000	6,001
	Omega Healthcare Investors Inc.	4.950%	4/1/24	19,000	19,475
7	Omega Healthcare Investors Inc.	4.500%	4/1/27	10,000	9,600
11	ProLogis LP	1.375%	5/13/21	5,397	5,846
	ProLogis LP	4.250%	8/15/23	5,000	5,183
	Realty Income Corp.	4.650%	8/1/23	6,000	6,341
	Senior Housing Properties Trust	6.750%	12/15/21	4,000	4,553
	Simon Property Group LP	4.375%	3/1/21	28,394	30,800
	Simon Property Group LP	4.125%	12/1/21	20,822	22,328
	Simon Property Group LP	3.375%	3/15/22	7,000	7,187
	Simon Property Group LP	2.750%	2/1/23	7,500	7,288
	Simon Property Group LP	3.750%	2/1/24	30,500	31,424
	Simon Property Group LP	3.375%	10/1/24	4,000	3,996
	UDR Inc.	4.625%	1/10/22	3,455	3,706
	Ventas Realty LP	3.750%	5/1/24	10,000	9,862
	Weingarten Realty Investors	3.375%	10/15/22	5,694	5,582
	Weingarten Realty Investors	3.850%	6/1/25	3,404	3,372
					5,942,761

56

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
Industrial (40.1%)
	Basic Industry (2.6%)
	Agrium Inc.	3.150%	10/1/22	3,908	3,855
	Agrium Inc.	3.500%	6/1/23	15,000	14,750
	Agrium Inc.	3.375%	3/15/25	5,000	4,800
	Air Products & Chemicals Inc.	3.000%	11/3/21	5,390	5,453
	Air Products & Chemicals Inc.	3.350%	7/31/24	7,000	7,066
	Airgas Inc.	2.375%	2/15/20	3,725	3,702
	Airgas Inc.	3.650%	7/15/24	3,500	3,514
	Barrick Gold Corp.	3.850%	4/1/22	5,500	4,950
	Barrick North America Finance LLC	4.400%	5/30/21	5,430	5,234
10	BHP Billiton Finance Ltd.	3.250%	9/25/24	7,000	10,940
	BHP Billiton Finance USA Ltd.	3.250%	11/21/21	18,030	18,155
	BHP Billiton Finance USA Ltd.	2.875%	2/24/22	17,750	17,230
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	26,800	27,312
	Celulosa Arauco y Constitucion SA	5.000%	1/21/21	3,500	3,714
	Celulosa Arauco y Constitucion SA	4.750%	1/11/22	4,000	4,166
	CF Industries Inc.	7.125%	5/1/20	3,480	4,076
	CF Industries Inc.	3.450%	6/1/23	5,685	5,371
	Dow Chemical Co.	3.500%	10/1/24	2,000	1,954
	Eastman Chemical Co.	4.500%	1/15/21	8,139	8,842
	EI du Pont de Nemours & Co.	3.625%	1/15/21	13,635	14,301
	EI du Pont de Nemours & Co.	4.250%	4/1/21	967	1,052
	EI du Pont de Nemours & Co.	2.800%	2/15/23	18,225	17,625
	Freeport-McMoRan Inc.	3.875%	3/15/23	5,000	4,158
7	Glencore Funding LLC	4.125%	5/30/23	5,000	4,739
	Goldcorp Inc.	3.700%	3/15/23	4,000	3,740
	LyondellBasell Industries NV	5.000%	4/15/19	8,000	8,664
	LyondellBasell Industries NV	6.000%	11/15/21	5,000	5,688
	LyondellBasell Industries NV	5.750%	4/15/24	7,340	8,243
	Monsanto Co.	2.125%	7/15/19	7,397	7,347
	Monsanto Co.	2.750%	7/15/21	15,885	15,564
	Monsanto Co.	2.200%	7/15/22	14,160	13,161
	Monsanto Co.	3.375%	7/15/24	15,000	14,490
	Monsanto Co.	2.850%	4/15/25	6,000	5,538
	Newmont Mining Corp.	3.500%	3/15/22	4,000	3,647
	Packaging Corp. of America	3.650%	9/15/24	7,000	6,921
	Plains Exploration & Production Co.	6.500%	11/15/20	5,863	5,687
	Plains Exploration & Production Co.	6.750%	2/1/22	4,870	4,821
	Plains Exploration & Production Co.	6.875%	2/15/23	9,148	9,057
	Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	6,559	7,554
	Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	4,764	5,235
	Potash Corp. of Saskatchewan Inc.	3.000%	4/1/25	10,955	10,305
	PPG Industries Inc.	3.600%	11/15/20	10,840	11,335
11	PPG Industries Inc.	0.875%	3/13/22	6,563	7,015
11	PPG Industries Inc.	1.400%	3/13/27	3,800	3,874
	Praxair Inc.	4.050%	3/15/21	8,000	8,643
	Praxair Inc.	3.000%	9/1/21	16,915	17,602
	Praxair Inc.	2.450%	2/15/22	8,215	8,089
	Praxair Inc.	2.650%	2/5/25	2,865	2,772
11	Praxair Inc.	1.625%	12/1/25	8,000	8,769
	Rio Tinto Finance USA Ltd.	9.000%	5/1/19	3,000	3,725
	Rio Tinto Finance USA Ltd.	3.500%	11/2/20	11,500	11,905
	Rio Tinto Finance USA Ltd.	4.125%	5/20/21	12,935	13,651
	Rio Tinto Finance USA Ltd.	3.750%	9/20/21	18,820	19,362
	Rio Tinto Finance USA Ltd.	3.750%	6/15/25	11,670	11,368
	Rio Tinto Finance USA plc	3.500%	3/22/22	11,000	11,040
	Rio Tinto Finance USA plc	2.875%	8/21/22	5,000	4,789
	Southern Copper Corp.	3.875%	4/23/25	7,000	6,729
	Syngenta Finance NV	3.125%	3/28/22	8,895	8,799
	Teck Resources Ltd.	3.000%	3/1/19	2,000	1,800
	Teck Resources Ltd.	4.500%	1/15/21	2,000	1,705
	Vale Overseas Ltd.	5.625%	9/15/19	6,000	6,452
	Vale Overseas Ltd.	4.625%	9/15/20	5,000	5,243

57

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Vale Overseas Ltd.	4.375%	1/11/22	10,500	10,155
	Capital Goods (3.8%)
	ABB Finance USA Inc.	2.875%	5/8/22	5,000	4,966
7	ABB Treasury Center USA Inc.	4.000%	6/15/21	7,000	7,492
	Acuity Brands Lighting Inc.	6.000%	12/15/19	10,000	11,009
7	Airbus Group Finance BV	2.700%	4/17/23	18,000	17,357
7	BAE Systems Holdings Inc.	3.800%	10/7/24	15,000	15,026
	Boeing Co.	4.875%	2/15/20	10,580	11,949
	Boeing Co.	7.950%	8/15/24	17,489	24,095
	Boeing Co.	2.850%	10/30/24	5,000	4,965
10	Bouygues SA	5.500%	10/6/26	8,750	16,197
	Caterpillar Financial Services Corp.	3.750%	11/24/23	14,000	14,675
	Caterpillar Financial Services Corp.	3.250%	12/1/24	10,000	10,018
	Caterpillar Inc.	3.400%	5/15/24	18,000	18,332
	Crane Co.	4.450%	12/15/23	2,000	2,106
7	CRH America Inc.	3.875%	5/18/25	10,000	9,973
	Danaher Corp.	5.400%	3/1/19	2,535	2,822
	Danaher Corp.	3.900%	6/23/21	22,957	24,737
	Deere & Co.	4.375%	10/16/19	11,850	12,940
	Deere & Co.	2.600%	6/8/22	29,800	29,290
	Dover Corp.	4.300%	3/1/21	7,000	7,721
7	Embraer Overseas Ltd.	5.696%	9/16/23	7,025	7,330
	Embraer SA	5.150%	6/15/22	8,000	8,205
	Emerson Electric Co.	2.625%	2/15/23	29,150	28,753
	Flowserve Corp.	3.500%	9/15/22	5,000	5,004
	General Dynamics Corp.	3.875%	7/15/21	17,155	18,579
	General Dynamics Corp.	2.250%	11/15/22	21,925	20,722
	General Electric Co.	2.700%	10/9/22	47,000	46,342
	General Electric Co.	3.375%	3/11/24	5,655	5,777
	Harris Corp.	2.700%	4/27/20	2,680	2,639
	Harris Corp.	3.832%	4/27/25	10,000	9,828
	Honeywell International Inc.	3.350%	12/1/23	27,295	28,305
	Huntington Ingalls Industries Inc.	7.125%	3/15/21	7,320	7,713
	Ingersoll-Rand Luxembourg Finance SA	3.550%	11/1/24	5,000	4,908
	John Deere Capital Corp.	2.000%	1/13/17	9,500	9,636
	John Deere Capital Corp.	1.200%	10/10/17	1,250	1,249
	John Deere Capital Corp.	5.350%	4/3/18	3,000	3,309
	John Deere Capital Corp.	5.750%	9/10/18	8,000	8,953
	John Deere Capital Corp.	1.700%	1/15/20	7,000	6,863
	John Deere Capital Corp.	2.800%	3/4/21	7,005	7,134
	John Deere Capital Corp.	3.150%	10/15/21	8,050	8,257
	John Deere Capital Corp.	2.750%	3/15/22	26,550	26,490
	John Deere Capital Corp.	2.800%	1/27/23	4,000	3,977
	L-3 Communications Corp.	5.200%	10/15/19	8,500	9,226
	L-3 Communications Corp.	4.750%	7/15/20	4,000	4,248
	L-3 Communications Corp.	3.950%	5/28/24	2,000	1,941
	Lockheed Martin Corp.	3.350%	9/15/21	28,523	29,341
	Lockheed Martin Corp.	2.900%	3/1/25	10,000	9,596
11	Mohawk Industries Inc.	2.000%	1/14/22	3,871	4,334
	Mohawk Industries Inc.	3.850%	2/1/23	4,250	4,267
	Owens Corning	6.500%	12/1/16	121	128
	Owens Corning	9.000%	6/15/19	195	232
	Parker Hannifin Corp.	3.500%	9/15/22	4,885	5,047
	Parker-Hannifin Corp.	3.300%	11/21/24	20,015	20,259
	Precision Castparts Corp.	2.500%	1/15/23	34,382	33,226
	Raytheon Co.	2.500%	12/15/22	30,000	29,508
	Rockwell Collins Inc.	3.100%	11/15/21	9,000	9,319
	Rockwell Collins Inc.	3.700%	12/15/23	2,300	2,400
	Roper Industries Inc.	3.125%	11/15/22	3,000	2,944
	Roper Technologies Inc.	2.050%	10/1/18	3,175	3,170
	Roper Technologies Inc.	6.250%	9/1/19	2,700	3,080
7	Schneider Electric SE	2.950%	9/27/22	20,425	20,259
7	Siemens Financieringsmaatschappij NV	2.900%	5/27/22	6,690	6,695

58

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
7	Siemens Financieringsmaatschappij NV	3.250%	5/27/25	6,690	6,641
	Textron Inc.	3.875%	3/1/25	7,000	6,982
	United Rentals North America Inc.	4.625%	7/15/23	5,285	5,226
	United Technologies Corp.	3.100%	6/1/22	14,000	14,114
11	United Technologies Corp.	1.250%	5/22/23	8,100	8,747
	Communication (3.9%)
	21st Century Fox America Inc.	6.900%	3/1/19	7,000	8,131
	America Movil SAB de CV	5.000%	10/16/19	12,000	13,206
	America Movil SAB de CV	5.000%	3/30/20	18,500	20,465
	America Movil SAB de CV	3.125%	7/16/22	32,300	31,878
	American Tower Corp.	4.500%	1/15/18	10,000	10,545
	American Tower Corp.	3.450%	9/15/21	15,565	15,561
	American Tower Corp.	3.500%	1/31/23	5,000	4,824
	American Tower Corp.	4.000%	6/1/25	12,000	11,772
	AT&T Inc.	5.500%	2/1/18	6,085	6,623
	AT&T Inc.	2.450%	6/30/20	6,000	5,892
	AT&T Inc.	4.450%	5/15/21	21,500	22,842
	AT&T Inc.	3.875%	8/15/21	7,329	7,592
	AT&T Inc.	3.000%	2/15/22	7,396	7,238
	AT&T Inc.	3.000%	6/30/22	16,000	15,486
	AT&T Inc.	3.900%	3/11/24	6,000	6,093
	AT&T Inc.	3.400%	5/15/25	12,000	11,443
	British Telecommunications plc	2.350%	2/14/19	6,000	6,005
	CBS Corp.	4.300%	2/15/21	3,000	3,178
	CBS Corp.	3.700%	8/15/24	6,000	5,879
	CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	5,685	5,670
7	CCO Safari II LLC	4.908%	7/23/25	15,000	15,024
	Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	9,966	13,806
	Comcast Corp.	3.125%	7/15/22	25,126	25,247
	Comcast Corp.	3.600%	3/1/24	32,000	32,790
	Comcast Corp.	3.375%	8/15/25	20,000	19,929
10	Deutsche Telekom International Finance BV	6.500%	4/8/22	7,200	13,732
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	7,500	8,258
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.600%	2/15/21	9,375	9,954
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.000%	3/1/21	10,637	11,497
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.800%	3/15/22	13,800	13,866
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.450%	4/1/24	18,568	19,081
	Interpublic Group of Cos. Inc.	3.750%	2/15/23	6,000	5,951
7	McGraw Hill Financial Inc.	4.000%	6/15/25	5,365	5,414
	Moody's Corp.	4.500%	9/1/22	16,700	17,903
	NBCUniversal Media LLC	5.150%	4/30/20	20,560	23,120
	NBCUniversal Media LLC	4.375%	4/1/21	28,710	31,129
	NBCUniversal Media LLC	2.875%	1/15/23	15,000	14,721
	Omnicom Group Inc.	4.450%	8/15/20	10,427	11,272
	Omnicom Group Inc.	3.625%	5/1/22	14,163	14,304
	Omnicom Group Inc.	3.650%	11/1/24	6,000	5,931
	Orange SA	2.750%	2/6/19	6,200	6,314
	Orange SA	4.125%	9/14/21	6,400	6,778
	Qwest Corp.	6.750%	12/1/21	12,628	13,780
	Rogers Communications Inc.	4.100%	10/1/23	3,000	3,069
	Telefonica Emisiones SAU	5.877%	7/15/19	9,000	10,101
	Telefonica Emisiones SAU	4.570%	4/27/23	3,500	3,694
	Thomson Reuters Corp.	4.300%	11/23/23	12,000	12,547
	Time Warner Cable Inc.	6.750%	7/1/18	6,000	6,675
	Time Warner Cable Inc.	8.250%	4/1/19	4,500	5,297
	Time Warner Cable Inc.	5.000%	2/1/20	4,363	4,682
	Time Warner Entertainment Co. LP	8.375%	3/15/23	4,000	4,990
	Time Warner Inc.	4.750%	3/29/21	4,500	4,866
	Time Warner Inc.	4.000%	1/15/22	5,000	5,164
	Verizon Communications Inc.	6.350%	4/1/19	8,806	10,047
	Verizon Communications Inc.	4.500%	9/15/20	17,000	18,304
	Verizon Communications Inc.	3.450%	3/15/21	13,000	13,235
	Verizon Communications Inc.	4.600%	4/1/21	18,000	19,365

59

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Verizon Communications Inc.	3.000%	11/1/21	7,000	6,931
	Verizon Communications Inc.	3.500%	11/1/21	15,971	16,198
	Verizon Communications Inc.	2.450%	11/1/22	3,200	3,055
	Verizon Communications Inc.	5.150%	9/15/23	28,000	30,848
	Verizon Communications Inc.	3.500%	11/1/24	8,000	7,883
	Viacom Inc.	3.125%	6/15/22	4,365	4,133
	Vodafone Group plc	1.500%	2/19/18	3,750	3,700
	Vodafone Group plc	4.375%	3/16/21	4,500	4,764
	Vodafone Group plc	2.950%	2/19/23	1,904	1,796
	Walt Disney Co.	2.350%	12/1/22	10,000	9,699
	WPP Finance 2010	4.750%	11/21/21	5,000	5,424
	Consumer Cyclical (5.1%)
7	Alibaba Group Holding Ltd.	2.500%	11/28/19	5,130	5,084
7	Alibaba Group Holding Ltd.	3.125%	11/28/21	27,760	27,271
7	Alibaba Group Holding Ltd.	3.600%	11/28/24	39,665	38,149
	Amazon.com Inc.	3.300%	12/5/21	1,000	1,019
	American Honda Finance Corp.	2.125%	10/10/18	7,235	7,317
	AutoZone Inc.	3.700%	4/15/22	15,915	16,374
	AutoZone Inc.	2.875%	1/15/23	8,500	8,199
	Brinker International Inc.	3.875%	5/15/23	7,000	6,788
	Costco Wholesale Corp.	2.250%	2/15/22	6,880	6,697
	Cummins Inc.	3.650%	10/1/23	7,500	7,841
	CVS Health Corp.	2.800%	7/20/20	35,605	35,941
	CVS Health Corp.	2.750%	12/1/22	6,156	5,950
	CVS Health Corp.	3.875%	7/20/25	12,000	12,216
7	Daimler Finance North America LLC	1.650%	3/2/18	5,130	5,110
7	Daimler Finance North America LLC	2.250%	3/2/20	5,130	5,067
7	Daimler Finance North America LLC	2.450%	5/18/20	5,290	5,248
7	Daimler Finance North America LLC	2.875%	3/10/21	11,605	11,694
7	Daimler Finance North America LLC	3.875%	9/15/21	3,506	3,705
7	Daimler Finance North America LLC	3.250%	8/1/24	6,500	6,486
	Dollar General Corp.	3.250%	4/15/23	4,500	4,314
	eBay Inc.	2.875%	8/1/21	8,385	8,071
	eBay Inc.	2.600%	7/15/22	10,000	9,223
	eBay Inc.	3.450%	8/1/24	2,200	2,094
	Expedia Inc.	4.500%	8/15/24	7,000	7,074
	Ford Motor Credit Co. LLC	3.000%	6/12/17	5,250	5,349
	Ford Motor Credit Co. LLC	6.625%	8/15/17	13,056	14,221
	Ford Motor Credit Co. LLC	5.000%	5/15/18	17,348	18,612
	Ford Motor Credit Co. LLC	8.125%	1/15/20	5,500	6,653
	Ford Motor Credit Co. LLC	3.157%	8/4/20	5,350	5,360
	Ford Motor Credit Co. LLC	5.750%	2/1/21	19,545	21,978
	Ford Motor Credit Co. LLC	5.875%	8/2/21	18,000	20,297
	Ford Motor Credit Co. LLC	3.219%	1/9/22	5,000	4,902
	Gap Inc.	5.950%	4/12/21	5,000	5,606
	General Motors Co.	4.875%	10/2/23	6,000	6,172
	General Motors Financial Co. Inc.	3.500%	7/10/19	11,340	11,510
	General Motors Financial Co. Inc.	4.375%	9/25/21	20,000	20,475
	General Motors Financial Co. Inc.	3.450%	4/10/22	5,000	4,825
	General Motors Financial Co. Inc.	4.250%	5/15/23	10,000	9,875
	General Motors Financial Co. Inc.	4.000%	1/15/25	4,000	3,850
	General Motors Financial Co. Inc.	4.300%	7/13/25	3,000	2,963
7	Harley-Davidson Financial Services Inc.	2.700%	3/15/17	3,618	3,696
7	Harley-Davidson Financial Services Inc.	2.150%	2/26/20	3,945	3,920
7	Harley-Davidson Funding Corp.	6.800%	6/15/18	12,380	14,084
	Harley-Davidson Inc.	3.500%	7/28/25	12,000	12,003
	Harman International Industries Inc.	4.150%	5/15/25	10,000	9,930
	Home Depot Inc.	2.625%	6/1/22	6,960	6,892
	Home Depot Inc.	2.700%	4/1/23	14,625	14,418
	Home Depot Inc.	3.750%	2/15/24	15,000	15,740
	Host Hotels & Resorts LP	3.750%	10/15/23	10,000	9,869
7	Kia Motors Corp.	3.625%	6/14/16	3,200	3,254
	Kohl's Corp.	3.250%	2/1/23	5,970	5,854

60

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Kohl's Corp.	4.250%	7/17/25	3,000	3,003
	L Brands Inc.	6.625%	4/1/21	3,628	4,095
	L Brands Inc.	5.625%	10/15/23	5,000	5,294
	Lowe's Cos. Inc.	3.750%	4/15/21	11,350	12,139
	Lowe's Cos. Inc.	3.800%	11/15/21	6,650	7,075
	Lowe's Cos. Inc.	3.120%	4/15/22	15,000	15,220
	Lowe's Cos. Inc.	3.875%	9/15/23	22,795	24,175
	Lowe's Cos. Inc.	3.125%	9/15/24	7,925	7,923
	Macy's Retail Holdings Inc.	2.875%	2/15/23	7,500	7,165
	Marriott International Inc.	6.375%	6/15/17	3,040	3,299
	Marriott International Inc.	3.000%	3/1/19	2,500	2,567
	Marriott International Inc.	3.250%	9/15/22	3,500	3,492
	MasterCard Inc.	2.000%	4/1/19	1,250	1,259
	MasterCard Inc.	3.375%	4/1/24	16,000	16,408
	McDonald's Corp.	3.625%	5/20/21	4,500	4,740
	McDonald's Corp.	2.625%	1/15/22	9,000	8,795
	Nordstrom Inc.	4.000%	10/15/21	7,500	8,032
	NVR Inc.	3.950%	9/15/22	10,000	10,188
	O'Reilly Automotive Inc.	4.875%	1/14/21	5,320	5,849
	O'Reilly Automotive Inc.	4.625%	9/15/21	7,000	7,576
	O'Reilly Automotive Inc.	3.800%	9/1/22	4,000	4,100
	PACCAR Financial Corp.	1.600%	3/15/17	2,500	2,525
11	Priceline Group Inc.	1.800%	3/3/27	8,000	8,039
	QVC Inc.	3.125%	4/1/19	2,000	1,996
	QVC Inc.	4.850%	4/1/24	5,000	5,018
	Smithsonian Institute Washington DC GO	3.434%	9/1/23	1,600	1,639
	Staples Inc.	2.750%	1/12/18	5,150	5,209
	Starbucks Corp.	2.700%	6/15/22	9,745	9,777
	Starbucks Corp.	3.850%	10/1/23	12,000	12,717
	Target Corp.	2.900%	1/15/22	4,500	4,572
	Target Corp.	3.500%	7/1/24	15,985	16,520
	TJX Cos. Inc.	6.950%	4/15/19	15,663	18,346
	TJX Cos. Inc.	2.750%	6/15/21	6,000	6,090
	TJX Cos. Inc.	2.500%	5/15/23	16,900	16,332
	Toyota Motor Credit Corp.	4.500%	6/17/20	9,000	9,930
	Toyota Motor Credit Corp.	4.250%	1/11/21	5,155	5,631
	Toyota Motor Credit Corp.	3.400%	9/15/21	24,460	25,439
	Toyota Motor Credit Corp.	3.300%	1/12/22	16,000	16,528
	VF Corp.	3.500%	9/1/21	5,505	5,837
	Wal-Mart Stores Inc.	3.625%	7/8/20	6,720	7,202
	Wal-Mart Stores Inc.	3.250%	10/25/20	21,195	22,335
	Wal-Mart Stores Inc.	4.250%	4/15/21	13,619	14,918
11	Wal-Mart Stores Inc.	1.900%	4/8/22	7,000	8,119
	Wal-Mart Stores Inc.	2.550%	4/11/23	68,021	66,449
	Wal-Mart Stores Inc.	3.300%	4/22/24	25,930	26,467
	Walgreen Co.	5.250%	1/15/19	4,125	4,535
	Walgreens Boots Alliance Inc.	3.300%	11/18/21	15,000	14,936
7	Wesfarmers Ltd.	1.874%	3/20/18	6,000	5,994
11	Wesfarmers Ltd.	2.750%	8/2/22	5,000	6,027
	Wyndham Worldwide Corp.	5.625%	3/1/21	2,500	2,750
	Wyndham Worldwide Corp.	4.250%	3/1/22	4,000	4,030
	Wyndham Worldwide Corp.	3.900%	3/1/23	2,000	1,978
	Consumer Noncyclical (9.4%)
	Abbott Laboratories	2.550%	3/15/22	9,000	8,818
	Abbott Laboratories	2.950%	3/15/25	5,000	4,818
	AbbVie Inc.	3.600%	5/14/25	20,000	19,728
	Actavis Funding SCS	3.450%	3/15/22	21,500	21,203
	Actavis Funding SCS	3.850%	6/15/24	25,000	24,635
	Actavis Inc.	3.250%	10/1/22	30,191	29,366
	Agilent Technologies Inc.	5.000%	7/15/20	2,000	2,196
	Agilent Technologies Inc.	3.200%	10/1/22	10,000	9,757
	Agilent Technologies Inc.	3.875%	7/15/23	7,500	7,586
	Allergan Inc.	3.375%	9/15/20	5,333	5,421

61

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Allergan Inc.	2.800%	3/15/23	5,000	4,676
	Altria Group Inc.	9.250%	8/6/19	8,014	10,015
	Altria Group Inc.	2.850%	8/9/22	29,650	28,790
	AmerisourceBergen Corp.	4.875%	11/15/19	6,270	6,904
	AmerisourceBergen Corp.	3.400%	5/15/24	8,000	7,953
	AmerisourceBergen Corp.	3.250%	3/1/25	10,000	9,705
	Amgen Inc.	6.150%	6/1/18	5,000	5,608
	Amgen Inc.	3.625%	5/15/22	12,000	12,215
	Amgen Inc.	3.625%	5/22/24	14,000	14,008
	Anheuser-Busch Cos. LLC	5.500%	1/15/18	80	88
	Anheuser-Busch Cos. LLC	5.000%	3/1/19	3,145	3,461
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	12,382	11,852
	Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	15,000	15,422
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	5,570	6,597
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	8,514	10,105
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	7,210	8,159
	Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	12,286	13,739
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	30,792	29,725
7	BAT International Finance plc	9.500%	11/15/18	4,000	4,928
7	Baxalta Inc.	3.600%	6/23/22	7,000	7,024
7	Baxalta Inc.	4.000%	6/23/25	10,000	9,929
	Baxter International Inc.	5.375%	6/1/18	2,000	2,199
	Baxter International Inc.	4.500%	8/15/19	2,000	2,174
	Baxter International Inc.	4.250%	3/15/20	3,000	3,227
7	Bayer US Finance LLC	3.000%	10/8/21	7,000	7,042
7	Bayer US Finance LLC	3.375%	10/8/24	13,000	12,987
	Becton Dickinson & Co.	5.000%	5/15/19	4,700	5,147
	Becton Dickinson & Co.	3.250%	11/12/20	7,000	7,217
	Boston Scientific Corp.	6.000%	1/15/20	6,500	7,344
	Boston Scientific Corp.	4.125%	10/1/23	2,000	2,047
	Boston Scientific Corp.	3.850%	5/15/25	6,500	6,275
	Bottling Group LLC	5.125%	1/15/19	2,275	2,520
	Bristol-Myers Squibb Co.	2.000%	8/1/22	15,200	14,464
	Cardinal Health Inc.	3.500%	11/15/24	7,000	6,887
7	Cargill Inc.	4.307%	5/14/21	8,565	9,337
7	Cargill Inc.	3.250%	11/15/21	7,515	7,785
11	Cargill Inc.	2.500%	2/15/23	5,000	5,930
	Catholic Health Initiatives Colorado GO	2.950%	11/1/22	1,500	1,475
	Catholic Health Initiatives Colorado GO	4.200%	8/1/23	2,000	2,132
	Celgene Corp.	3.250%	8/15/22	12,000	11,839
	Clorox Co.	3.800%	11/15/21	5,000	5,296
	Clorox Co.	3.050%	9/15/22	1,400	1,375
	Coca-Cola Co.	3.150%	11/15/20	7,950	8,302
	Coca-Cola Co.	3.300%	9/1/21	10,245	10,724
	Coca-Cola Co.	3.200%	11/1/23	28,420	28,941
11	Coca-Cola Co.	1.125%	3/9/27	10,000	10,326
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	3,095	3,151
	Coca-Cola Femsa SAB de CV	4.625%	2/15/20	5,000	5,438
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	12,500	13,104
	Colgate-Palmolive Co.	2.300%	5/3/22	8,000	7,858
	Colgate-Palmolive Co.	1.950%	2/1/23	2,079	1,988
	Colgate-Palmolive Co.	2.100%	5/1/23	17,000	16,329
	Colgate-Palmolive Co.	3.250%	3/15/24	20,375	21,045
	ConAgra Foods Inc.	7.000%	4/15/19	2,502	2,846
	ConAgra Foods Inc.	3.250%	9/15/22	8,450	8,067
	ConAgra Foods Inc.	3.200%	1/25/23	10,000	9,403
	Constellation Brands Inc.	3.750%	5/1/21	4,250	4,277
	Constellation Brands Inc.	4.750%	11/15/24	5,000	5,075
	Covidien International Finance SA	4.200%	6/15/20	7,735	8,321
	Covidien International Finance SA	3.200%	6/15/22	13,500	13,618
	Covidien International Finance SA	2.950%	6/15/23	27,330	26,788
	DENTSPLY International Inc.	4.125%	8/15/21	1,900	2,012
	Diageo Capital plc	4.828%	7/15/20	5,689	6,281
	Diageo Capital plc	2.625%	4/29/23	10,300	9,817

62

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Diageo Investment Corp.	2.875%	5/11/22	11,000	10,832
	Dignity Health	3.812%	11/1/24	1,000	1,044
11	Eli Lilly & Co.	1.000%	6/2/22	4,900	5,376
11	Eli Lilly & Co.	1.625%	6/2/26	3,600	3,929
	Estee Lauder Cos. Inc.	2.350%	8/15/22	5,000	4,896
	Express Scripts Holding Co.	7.250%	6/15/19	3,000	3,516
	Express Scripts Holding Co.	4.750%	11/15/21	7,625	8,236
	Flowers Foods Inc.	4.375%	4/1/22	2,000	2,112
	Genzyme Corp.	5.000%	6/15/20	15,349	17,467
	Gilead Sciences Inc.	4.400%	12/1/21	9,050	9,820
	Gilead Sciences Inc.	3.700%	4/1/24	37,655	38,531
	Gilead Sciences Inc.	3.500%	2/1/25	57,084	57,602
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	16,570	16,326
	GlaxoSmithKline Capital plc	2.850%	5/8/22	10,000	10,001
7	Grupo Bimbo SAB de CV	3.875%	6/27/24	12,000	12,010
	Hershey Co.	4.125%	12/1/20	4,125	4,520
	Hershey Co.	2.625%	5/1/23	20,450	20,290
	Hormel Foods Corp.	4.125%	4/15/21	625	687
7	JM Smucker Co.	2.500%	3/15/20	1,575	1,573
7	JM Smucker Co.	3.000%	3/15/22	10,000	9,848
7	JM Smucker Co.	3.500%	3/15/25	8,000	7,880
	Kaiser Foundation Hospitals	3.500%	4/1/22	5,765	5,893
	Kimberly-Clark Corp.	7.500%	11/1/18	10,000	11,831
	Kimberly-Clark Corp.	3.625%	8/1/20	3,300	3,507
	Koninklijke Philips NV	3.750%	3/15/22	5,000	5,077
	Kraft Heinz Foods Co.	6.125%	8/23/18	6,000	6,706
	Kraft Heinz Foods Co.	3.500%	6/6/22	6,000	6,070
	Kroger Co.	2.200%	1/15/17	2,920	2,954
	Kroger Co.	3.300%	1/15/21	5,500	5,617
	Kroger Co.	2.950%	11/1/21	3,000	2,982
	Kroger Co.	3.400%	4/15/22	3,000	3,038
	Kroger Co.	3.850%	8/1/23	5,000	5,140
	Laboratory Corp. of America Holdings	3.600%	2/1/25	2,000	1,930
11	Luxottica Group SPA	2.625%	2/10/24	11,000	13,254
	McKesson Corp.	7.500%	2/15/19	6,100	7,203
	McKesson Corp.	2.850%	3/15/23	5,000	4,808
7	Medtronic Inc.	2.500%	3/15/20	17,700	17,819
	Medtronic Inc.	4.450%	3/15/20	10,000	10,933
	Medtronic Inc.	3.125%	3/15/22	7,000	7,078
7	Medtronic Inc.	3.150%	3/15/22	36,853	36,968
	Medtronic Inc.	2.750%	4/1/23	20,000	19,410
	Medtronic Inc.	3.625%	3/15/24	10,000	10,251
7	Medtronic Inc.	3.500%	3/15/25	71,300	71,256
	Merck & Co. Inc.	2.350%	2/10/22	3,804	3,719
	Merck & Co. Inc.	2.400%	9/15/22	2,380	2,312
	Merck & Co. Inc.	2.800%	5/18/23	42,254	41,678
	Merck & Co. Inc.	2.750%	2/10/25	41,960	40,032
	Mondelez International Inc.	2.250%	2/1/19	5,000	5,028
11	Mondelez International Inc.	1.000%	3/7/22	4,275	4,593
	Mondelez International Inc.	4.000%	2/1/24	3,000	3,112
11	Mondelez International Inc.	1.625%	3/8/27	13,000	13,353
7	Mylan Inc.	3.125%	1/15/23	16,325	15,598
	Newell Rubbermaid Inc.	4.000%	12/1/24	4,500	4,543
	Novartis Capital Corp.	4.400%	4/24/20	5,000	5,532
	Novartis Capital Corp.	2.400%	9/21/22	29,555	28,745
	Novartis Capital Corp.	3.400%	5/6/24	10,000	10,215
	PepsiCo Inc.	4.500%	1/15/20	13,800	15,121
	PepsiCo Inc.	3.000%	8/25/21	17,990	18,436
	PepsiCo Inc.	2.750%	3/5/22	13,860	13,755
	PepsiCo Inc.	3.100%	7/17/22	21,550	21,932
	PepsiCo Inc.	2.750%	3/1/23	9,000	8,862
	PepsiCo Inc.	3.600%	3/1/24	32,563	33,613
	PepsiCo Inc.	2.750%	4/30/25	20,000	19,240
	PepsiCo Inc.	3.500%	7/17/25	23,900	24,227

63

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	PerkinElmer Inc.	5.000%	11/15/21	8,000	8,696
7	Pernod Ricard SA	5.750%	4/7/21	2,250	2,533
7	Pernod Ricard SA	4.450%	1/15/22	10,000	10,551
7	Pernod Ricard SA	4.250%	7/15/22	5,000	5,205
	Perrigo Finance plc	3.900%	12/15/24	10,000	9,840
	Pfizer Inc.	3.000%	6/15/23	10,000	9,974
	Pfizer Inc.	3.400%	5/15/24	16,737	16,905
	Pharmacia Corp.	6.500%	12/1/18	6,045	6,977
	Philip Morris International Inc.	2.900%	11/15/21	6,000	6,084
	Philip Morris International Inc.	2.500%	8/22/22	8,425	8,176
	Philip Morris International Inc.	2.625%	3/6/23	2,000	1,930
	Philip Morris International Inc.	3.600%	11/15/23	5,000	5,149
	Philip Morris International Inc.	3.250%	11/10/24	16,000	15,902
	Procter & Gamble Co.	3.100%	8/15/23	5,000	5,086
	Quest Diagnostics Inc.	4.750%	1/30/20	1,000	1,098
	Quest Diagnostics Inc.	4.700%	4/1/21	4,000	4,343
	Quest Diagnostics Inc.	4.250%	4/1/24	2,000	2,048
7	Reynolds American Inc.	6.875%	5/1/20	7,065	8,193
	Reynolds American Inc.	4.000%	6/12/22	5,000	5,144
	Reynolds American Inc.	3.250%	11/1/22	5,011	4,873
	Reynolds American Inc.	4.450%	6/12/25	20,000	20,566
7	Roche Holdings Inc.	6.000%	3/1/19	13,574	15,419
7	Roche Holdings Inc.	3.350%	9/30/24	12,000	12,173
	Sanofi	4.000%	3/29/21	12,500	13,478
	St. Jude Medical Inc.	3.250%	4/15/23	9,138	9,059
	Stryker Corp.	4.375%	1/15/20	4,000	4,373
	Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	9,248	9,416
	Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	16,158	15,506
	Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	8,791	8,951
	Thermo Fisher Scientific Inc.	2.250%	8/15/16	2,840	2,869
	Thermo Fisher Scientific Inc.	4.700%	5/1/20	4,400	4,849
	Thermo Fisher Scientific Inc.	4.500%	3/1/21	4,100	4,393
11	Thermo Fisher Scientific Inc.	2.000%	4/15/25	6,000	6,455
	Tyson Foods Inc.	4.500%	6/15/22	5,750	6,106
	Tyson Foods Inc.	3.950%	8/15/24	23,150	23,418
	Unilever Capital Corp.	4.800%	2/15/19	1,920	2,112
	Unilever Capital Corp.	3.100%	7/30/25	12,000	11,962
	Wyeth LLC	5.500%	2/15/16	5,000	5,132
	Zimmer Holdings Inc.	3.550%	4/1/25	15,000	14,501
	Zoetis Inc.	3.250%	2/1/23	5,000	4,795
	Energy (7.4%)
	Anadarko Petroleum Corp.	3.450%	7/15/24	3,000	2,939
	Baker Hughes Inc.	7.500%	11/15/18	4,845	5,656
	BP Capital Markets plc	1.375%	5/10/18	2,000	1,987
	BP Capital Markets plc	4.750%	3/10/19	8,350	9,157
	BP Capital Markets plc	2.521%	1/15/20	5,000	5,062
	BP Capital Markets plc	4.500%	10/1/20	20,500	22,538
	BP Capital Markets plc	4.742%	3/11/21	8,748	9,643
	BP Capital Markets plc	3.561%	11/1/21	31,470	32,693
	BP Capital Markets plc	3.062%	3/17/22	8,970	8,985
	BP Capital Markets plc	3.245%	5/6/22	35,000	35,227
	BP Capital Markets plc	2.500%	11/6/22	16,352	15,680
	BP Capital Markets plc	2.750%	5/10/23	34,560	33,067
	BP Capital Markets plc	3.994%	9/26/23	5,000	5,192
	BP Capital Markets plc	3.814%	2/10/24	35,410	36,073
	BP Capital Markets plc	3.506%	3/17/25	14,970	14,811
	Cameron International Corp.	3.600%	4/30/22	1,335	1,309
	Cameron International Corp.	4.000%	12/15/23	5,000	4,952
	Cameron International Corp.	3.700%	6/15/24	5,000	4,821
	Cenovus Energy Inc.	3.800%	9/15/23	10,225	10,024
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	3,000	3,249
	Chevron Corp.	4.950%	3/3/19	3,347	3,695
	Chevron Corp.	2.193%	11/15/19	2,000	2,018

64

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Chevron Corp.	1.961%	3/3/20	9,220	9,158
	Chevron Corp.	2.411%	3/3/22	8,315	8,133
	Chevron Corp.	2.355%	12/5/22	46,500	44,487
	Chevron Corp.	3.191%	6/24/23	29,083	29,333
	ConocoPhillips	6.000%	1/15/20	5,000	5,781
	ConocoPhillips Co.	2.875%	11/15/21	12,000	12,007
	ConocoPhillips Co.	2.400%	12/15/22	10,000	9,411
	ConocoPhillips Co.	3.350%	11/15/24	23,184	22,933
	Continental Resources Inc.	5.000%	9/15/22	14,000	13,300
	Continental Resources Inc.	3.800%	6/1/24	5,000	4,413
	Devon Energy Corp.	6.300%	1/15/19	5,000	5,645
	Diamond Offshore Drilling Inc.	5.875%	5/1/19	5,000	5,571
	Diamond Offshore Drilling Inc.	3.450%	11/1/23	6,000	5,730
	Dominion Gas Holdings LLC	3.600%	12/15/24	25,000	24,926
	Enbridge Energy Partners LP	6.500%	4/15/18	1,750	1,926
	Enbridge Energy Partners LP	5.200%	3/15/20	2,500	2,704
	Enbridge Energy Partners LP	4.200%	9/15/21	6,150	6,305
5	Enbridge Energy Partners LP	8.050%	10/1/77	1,110	1,132
	Enbridge Inc.	3.500%	6/10/24	3,000	2,804
	Energy Transfer Partners LP	9.700%	3/15/19	4,432	5,377
	Energy Transfer Partners LP	9.000%	4/15/19	2,334	2,782
	Energy Transfer Partners LP	4.650%	6/1/21	7,850	8,044
	Energy Transfer Partners LP	5.200%	2/1/22	11,530	11,910
	Energy Transfer Partners LP	3.600%	2/1/23	5,909	5,507
	Energy Transfer Partners LP	4.900%	2/1/24	3,042	3,066
	Energy Transfer Partners LP	4.050%	3/15/25	15,000	13,980
	Energy Transfer Partners LP	4.750%	1/15/26	5,000	4,876
	Ensco plc	4.700%	3/15/21	14,300	14,026
	Ensco plc	5.200%	3/15/25	6,000	5,704
	Enterprise Products Operating LLC	3.350%	3/15/23	5,500	5,378
5	Enterprise Products Operating LLC	8.375%	8/1/66	1,500	1,530
	EOG Resources Inc.	5.625%	6/1/19	10,250	11,544
	EOG Resources Inc.	2.450%	4/1/20	5,950	5,996
	EOG Resources Inc.	4.400%	6/1/20	12,000	13,141
	EOG Resources Inc.	4.100%	2/1/21	11,000	11,737
	EOG Resources Inc.	2.625%	3/15/23	23,885	23,062
	EOG Resources Inc.	3.150%	4/1/25	14,630	14,322
	EQT Corp.	8.125%	6/1/19	5,500	6,516
	EQT Corp.	4.875%	11/15/21	4,000	4,187
	Exxon Mobil Corp.	2.397%	3/6/22	8,825	8,699
	Exxon Mobil Corp.	2.709%	3/6/25	21,100	20,476
	Halliburton Co.	6.150%	9/15/19	4,631	5,323
	Halliburton Co.	3.250%	11/15/21	10,800	11,006
	Halliburton Co.	3.500%	8/1/23	5,000	5,022
	Hess Corp.	8.125%	2/15/19	5,075	5,991
	Kinder Morgan Energy Partners LP	2.650%	2/1/19	2,100	2,071
	Kinder Morgan Energy Partners LP	9.000%	2/1/19	5,410	6,451
	Kinder Morgan Energy Partners LP	6.850%	2/15/20	8,227	9,410
	Kinder Morgan Energy Partners LP	5.800%	3/1/21	5,000	5,434
	Kinder Morgan Energy Partners LP	4.150%	3/1/22	1,240	1,218
	Kinder Morgan Inc.	3.050%	12/1/19	7,060	6,999
	Kinder Morgan Inc.	4.300%	6/1/25	13,600	12,911
11	Kinder Morgan Inc.	2.250%	3/16/27	8,000	8,156
	Marathon Oil Corp.	3.850%	6/1/25	15,000	14,490
	Nabors Industries Inc.	5.000%	9/15/20	3,319	3,451
	National Oilwell Varco Inc.	2.600%	12/1/22	24,000	22,798
	Noble Energy Inc.	8.250%	3/1/19	6,000	7,137
	Noble Energy Inc.	3.900%	11/15/24	1,000	978
	Noble Holding International Ltd.	4.900%	8/1/20	5,000	4,807
	Occidental Petroleum Corp.	4.100%	2/1/21	20,922	22,291
	Occidental Petroleum Corp.	3.125%	2/15/22	19,080	19,077
	Occidental Petroleum Corp.	2.700%	2/15/23	32,604	31,252
	Occidental Petroleum Corp.	3.500%	6/15/25	6,000	6,006
	ONEOK Partners LP	8.625%	3/1/19	2,000	2,370

65

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	ONEOK Partners LP	3.375%	10/1/22	12,083	11,163
	Petro-Canada	6.050%	5/15/18	4,000	4,439
	Phillips 66	2.950%	5/1/17	4,000	4,102
	Phillips 66	4.300%	4/1/22	9,000	9,485
	Pioneer Natural Resources Co.	3.950%	7/15/22	3,000	3,002
	Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	14,970	15,053
	Plains All American Pipeline LP / PAA Finance Corp.	2.850%	1/31/23	1,902	1,804
	Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	9,542	9,222
	Pride International Inc.	6.875%	8/15/20	12,178	13,649
	Regency Energy Partners LP / Regency Energy Finance
	Corp.	5.000%	10/1/22	7,410	7,401
	Rowan Cos. Inc.	4.875%	6/1/22	8,000	7,702
7	Schlumberger Investment SA	3.300%	9/14/21	20,900	21,373
	Schlumberger Investment SA	3.650%	12/1/23	28,000	29,085
	Shell International Finance BV	5.200%	3/22/17	2,680	2,855
	Shell International Finance BV	4.300%	9/22/19	16,000	17,390
	Shell International Finance BV	4.375%	3/25/20	14,035	15,346
	Shell International Finance BV	2.375%	8/21/22	29,609	28,611
	Shell International Finance BV	2.250%	1/6/23	10,500	9,941
	Shell International Finance BV	3.400%	8/12/23	5,000	5,135
	Shell International Finance BV	3.250%	5/11/25	38,000	37,430
	Southwestern Energy Co.	7.500%	2/1/18	5,000	5,513
	Southwestern Energy Co.	4.050%	1/23/20	5,000	5,074
	Southwestern Energy Co.	4.100%	3/15/22	7,000	6,772
	Southwestern Energy Co.	4.950%	1/23/25	10,000	9,758
	Suncor Energy Inc.	3.600%	12/1/24	6,745	6,709
	Talisman Energy Inc.	7.750%	6/1/19	3,000	3,477
	Talisman Energy Inc.	3.750%	2/1/21	3,300	3,248
	Total Capital Canada Ltd.	1.450%	1/15/18	7,700	7,708
	Total Capital Canada Ltd.	2.750%	7/15/23	19,420	18,748
	Total Capital International SA	2.750%	6/19/21	7,000	7,059
12	Total Capital International SA	4.250%	11/26/21	9,816	7,389
	Total Capital International SA	2.875%	2/17/22	31,378	31,263
	Total Capital International SA	2.700%	1/25/23	23,160	22,460
	Total Capital International SA	3.700%	1/15/24	10,000	10,302
	Total Capital International SA	3.750%	4/10/24	25,000	25,828
	Total Capital SA	4.450%	6/24/20	20,212	22,245
	Total Capital SA	4.125%	1/28/21	12,525	13,477
	TransCanada PipeLines Ltd.	3.800%	10/1/20	4,292	4,574
	TransCanada PipeLines Ltd.	2.500%	8/1/22	530	507
	TransCanada PipeLines Ltd.	3.750%	10/16/23	18,315	18,603
5	TransCanada PipeLines Ltd.	6.350%	5/15/67	2,000	1,858
	Transocean Inc.	6.875%	12/15/21	5,000	4,225
	Valero Energy Corp.	9.375%	3/15/19	4,200	5,169
	Weatherford International Ltd.	9.625%	3/1/19	3,750	4,271
	Weatherford International Ltd.	5.125%	9/15/20	9,647	9,290
	Weatherford International Ltd.	4.500%	4/15/22	2,000	1,817
	Williams Cos. Inc.	4.550%	6/24/24	17,000	15,982
	Williams Partners LP	4.500%	11/15/23	11,000	10,896
	Williams Partners LP	4.000%	9/15/25	15,000	13,947
	Williams Partners LP / ACMP Finance Corp.	4.875%	5/15/23	5,000	4,875
	Williams Partners LP / ACMP Finance Corp.	4.875%	3/15/24	9,000	8,843
7	Woodside Finance Ltd.	3.650%	3/5/25	15,000	14,357
	Other Industrial (0.3%)
	Fluor Corp.	3.500%	12/15/24	31,375	31,984
7	Hutchison Whampoa Finance CI Ltd.	3.625%	10/31/24	5,000	4,929
7	Hutchison Whampoa International 11 Ltd.	4.625%	1/13/22	19,240	20,780
	Technology (6.1%)
	Adobe Systems Inc.	3.250%	2/1/25	4,000	3,849
	Altera Corp.	1.750%	5/15/17	3,205	3,222
	Altera Corp.	2.500%	11/15/18	10,000	10,171
	Altera Corp.	4.100%	11/15/23	4,623	4,921
	Apple Inc.	2.000%	5/6/20	9,585	9,548

66

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Apple Inc.	2.850%	5/6/21	37,125	37,626
	Apple Inc.	2.150%	2/9/22	19,000	18,372
	Apple Inc.	2.700%	5/13/22	19,350	19,234
11	Apple Inc.	1.000%	11/10/22	7,500	8,214
	Apple Inc.	2.400%	5/3/23	104,325	99,696
	Apple Inc.	3.450%	5/6/24	54,000	55,282
	Apple Inc.	2.500%	2/9/25	23,500	22,055
	Apple Inc.	3.200%	5/13/25	34,675	34,509
11	Apple Inc.	1.625%	11/10/26	5,000	5,504
	Applied Materials Inc.	4.300%	6/15/21	10,615	11,413
	Autodesk Inc.	3.125%	6/15/20	5,000	5,029
	Autodesk Inc.	4.375%	6/15/25	10,000	10,126
	Baidu Inc.	3.250%	8/6/18	10,100	10,329
	Baidu Inc.	3.500%	11/28/22	13,000	12,878
	Broadcom Corp.	2.500%	8/15/22	9,000	8,921
	Broadcom Corp.	3.500%	8/1/24	6,485	6,481
	CA Inc.	3.600%	8/1/20	4,015	4,033
	Corning Inc.	4.250%	8/15/20	9,000	9,804
	Corning Inc.	2.900%	5/15/22	6,980	6,989
	Corning Inc.	3.700%	11/15/23	15,000	15,555
	EMC Corp.	3.375%	6/1/23	15,500	15,529
	Equifax Inc.	6.300%	7/1/17	5,000	5,419
	Fidelity National Information Services Inc.	3.500%	4/15/23	9,165	8,656
	Fiserv Inc.	2.700%	6/1/20	5,350	5,351
	Fiserv Inc.	3.500%	10/1/22	8,000	8,067
	Fiserv Inc.	3.850%	6/1/25	3,000	2,981
	Hewlett-Packard Co.	2.750%	1/14/19	6,250	6,327
	Hewlett-Packard Co.	3.750%	12/1/20	5,024	5,194
	Hewlett-Packard Co.	4.300%	6/1/21	5,000	5,232
	Hewlett-Packard Co.	4.375%	9/15/21	4,022	4,215
	Intel Corp.	2.450%	7/29/20	5,075	5,105
	Intel Corp.	3.300%	10/1/21	34,900	36,029
	Intel Corp.	3.100%	7/29/22	11,500	11,540
	Intel Corp.	2.700%	12/15/22	28,000	27,200
	Intel Corp.	3.700%	7/29/25	47,621	48,108
	International Business Machines Corp.	1.875%	8/1/22	17,000	15,815
	International Business Machines Corp.	3.375%	8/1/23	31,000	31,211
	International Business Machines Corp.	3.625%	2/12/24	23,000	23,333
	KLA-Tencor Corp.	3.375%	11/1/19	1,285	1,312
	KLA-Tencor Corp.	4.125%	11/1/21	3,000	3,055
	KLA-Tencor Corp.	4.650%	11/1/24	5,000	4,942
	Lam Research Corp.	3.800%	3/15/25	4,000	3,900
	Microsoft Corp.	2.375%	2/12/22	38,500	37,944
	Microsoft Corp.	2.125%	11/15/22	9,000	8,650
	Microsoft Corp.	3.625%	12/15/23	19,000	19,890
	Microsoft Corp.	2.700%	2/12/25	39,250	37,847
11	Microsoft Corp.	3.125%	12/6/28	5,593	7,094
	Motorola Solutions Inc.	3.750%	5/15/22	7,000	6,881
	Oracle Corp.	2.375%	1/15/19	3,250	3,312
	Oracle Corp.	3.875%	7/15/20	13,000	13,955
	Oracle Corp.	2.800%	7/8/21	18,000	18,151
	Oracle Corp.	2.500%	5/15/22	30,730	29,853
	Oracle Corp.	2.500%	10/15/22	57,616	55,664
	Oracle Corp.	3.625%	7/15/23	24,000	24,732
	Oracle Corp.	3.400%	7/8/24	43,500	43,842
	Oracle Corp.	2.950%	5/15/25	35,000	33,762
	Pitney Bowes Inc.	4.625%	3/15/24	5,000	5,099
	QUALCOMM Inc.	2.250%	5/20/20	5,985	5,903
	QUALCOMM Inc.	3.000%	5/20/22	14,510	14,128
	QUALCOMM Inc.	3.450%	5/20/25	27,540	26,070
	Seagate HDD Cayman	3.750%	11/15/18	5,670	5,868
	Seagate HDD Cayman	4.750%	6/1/23	5,000	5,025
	Seagate HDD Cayman	4.750%	1/1/25	13,500	13,264
7	Seagate HDD Cayman	4.875%	6/1/27	3,000	2,895

67

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Texas Instruments Inc.	2.250%	5/1/23	5,000	4,777
	Tyco Electronics Group SA	6.550%	10/1/17	2,990	3,301
	Tyco Electronics Group SA	3.500%	2/3/22	16,710	17,113
11	Tyco Electronics Group SA	1.100%	3/1/23	7,453	7,935
	Tyco Electronics Group SA	3.450%	8/1/24	7,000	7,104
	Verisk Analytics Inc.	4.125%	9/12/22	16,264	16,501
	Verisk Analytics Inc.	4.000%	6/15/25	8,000	7,898
	Xerox Corp.	5.625%	12/15/19	8,000	8,916
	Xilinx Inc.	3.000%	3/15/21	19,000	19,339
	Transportation (1.5%)
5	American Airlines 2015-1 Class B Pass Through Trust	3.700%	11/1/24	5,000	4,925
	Canadian National Railway Co.	2.850%	12/15/21	6,580	6,686
	Canadian Pacific Railway Co.	7.250%	5/15/19	3,375	3,980
	Canadian Pacific Railway Co.	4.450%	3/15/23	5,085	5,494
5	Continental Airlines 1997-4 Class A Pass Through Trust	6.900%	7/2/19	1,229	1,283
5	Continental Airlines 1998-1 Class A Pass Through Trust	6.648%	3/15/19	204	211
5	Continental Airlines 2000-1 Class A-1 Pass Through
	Trust	8.048%	11/1/20	979	1,109
5	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	10/1/22	1,263	1,393
5	Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	5/10/21	3,739	4,253
5	Continental Airlines 2010-1 Class A Pass Through Trust	4.750%	7/12/22	6,183	6,538
5	Continental Airlines 2012-1 Class A Pass Through Trust	4.150%	10/11/25	7,952	8,131
5	Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	20,479	20,735
5	Continental Airlines 2012-2 Class B Pass Through Trust	5.500%	4/29/22	1,334	1,384
	CSX Corp.	7.900%	5/1/17	5,000	5,558
	CSX Corp.	7.375%	2/1/19	3,375	3,959
	CSX Corp.	3.400%	8/1/24	5,000	5,028
5	CSX Transportation Inc.	6.251%	1/15/23	3,086	3,637
5	Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718%	7/2/24	6,011	6,823
5	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	1,991	2,285
5	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	6/17/21	3,623	4,135
5	Delta Air Lines 2010-1 Class A Pass Through Trust	6.200%	1/2/20	6,305	6,848
5	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	3,127	3,299
7	ERAC USA Finance LLC	6.375%	10/15/17	6,370	6,996
7	ERAC USA Finance LLC	5.250%	10/1/20	3,750	4,170
7	ERAC USA Finance LLC	4.500%	8/16/21	5,000	5,424
7	ERAC USA Finance LLC	3.850%	11/15/24	3,000	3,038
10	Firstgroup plc	8.750%	4/8/21	6,000	11,749
5	Hawaiian Airlines 2013-1 Class A Pass Through
	Certificates	3.900%	1/15/26	5,394	5,313
[4,5,13]	JetBlue Airways 2004-2 G-2 Pass Through Trust	0.724%	5/15/18	2,465	2,428
5	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	4,410	4,961
5	Spirit Airlines 2015-1 Pass Through Trust A	4.100%	10/1/29	20,000	20,100
	Union Pacific Corp.	4.163%	7/15/22	5,255	5,633
	Union Pacific Corp.	2.950%	1/15/23	5,939	5,893
	Union Pacific Corp.	2.750%	4/15/23	17,503	17,089
	Union Pacific Corp.	3.646%	2/15/24	5,000	5,193
	Union Pacific Corp.	3.750%	3/15/24	24,925	26,088
5	United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	2,149	2,214
5	United Airlines 2014-1 Class A Pass Through Trust	4.000%	10/11/27	2,500	2,531
	United Continental Holdings Inc.	6.375%	6/1/18	2,775	2,914
	United Parcel Service Inc.	2.450%	10/1/22	61,450	60,230
					8,020,838
Utilities (5.7%)
	Electric (5.4%)
	Alabama Power Co.	3.375%	10/1/20	7,000	7,304
	Alabama Power Co.	3.550%	12/1/23	5,750	5,944
	Alabama Power Co.	2.800%	4/1/25	7,000	6,748
	Ameren Illinois Co.	2.700%	9/1/22	22,449	22,182
	Ameren Illinois Co.	3.250%	3/1/25	16,680	16,724
	Arizona Public Service Co.	8.750%	3/1/19	10,850	13,289
	Arizona Public Service Co.	3.350%	6/15/24	8,200	8,308
	Arizona Public Service Co.	3.150%	5/15/25	10,000	9,927

68

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Baltimore Gas & Electric Co.	3.500%	11/15/21	11,190	11,693
	Baltimore Gas & Electric Co.	2.800%	8/15/22	13,600	13,423
	Baltimore Gas & Electric Co.	3.350%	7/1/23	15,197	15,443
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	4,100	4,206
	CMS Energy Corp.	8.750%	6/15/19	11,180	13,637
	CMS Energy Corp.	6.250%	2/1/20	3,255	3,731
	Commonwealth Edison Co.	3.400%	9/1/21	5,400	5,639
	Commonwealth Edison Co.	3.100%	11/1/24	3,990	3,997
	Connecticut Light & Power Co.	5.500%	2/1/19	11,695	13,120
	Connecticut Light & Power Co.	2.500%	1/15/23	24,900	24,079
	Consumers Energy Co.	5.650%	9/15/18	1,000	1,119
	Consumers Energy Co.	6.125%	3/15/19	5,600	6,440
	Consumers Energy Co.	6.700%	9/15/19	6,319	7,454
	Consumers Energy Co.	5.650%	4/15/20	10,683	12,305
	Consumers Energy Co.	2.850%	5/15/22	15,640	15,816
	Consumers Energy Co.	3.375%	8/15/23	6,144	6,313
	Consumers Energy Co.	3.125%	8/31/24	16,000	16,185
	DTE Electric Co.	3.450%	10/1/20	7,680	8,089
	DTE Electric Co.	3.900%	6/1/21	14,650	15,668
	DTE Electric Co.	2.650%	6/15/22	1,000	988
	DTE Electric Co.	3.375%	3/1/25	14,575	14,884
	Duke Energy Indiana Inc.	3.750%	7/15/20	14,270	15,235
	Duke Energy Progress Inc.	5.300%	1/15/19	12,448	13,877
	Duke Energy Progress Inc.	3.000%	9/15/21	17,523	17,913
7	EDP Finance BV	4.900%	10/1/19	5,425	5,679
7	EDP Finance BV	4.125%	1/15/20	13,460	13,674
7	EDP Finance BV	5.250%	1/14/21	3,020	3,195
11	Enel Finance International NV	1.966%	1/27/25	6,000	6,722
	Entergy Arkansas Inc.	3.750%	2/15/21	8,770	9,260
	Entergy Arkansas Inc.	3.050%	6/1/23	7,410	7,315
	Entergy Arkansas Inc.	3.700%	6/1/24	3,318	3,471
	Entergy Gulf States Louisiana LLC	5.590%	10/1/24	5,699	6,685
	Entergy Louisiana LLC	4.800%	5/1/21	12,780	14,030
	Entergy Louisiana LLC	3.300%	12/1/22	6,915	6,947
	Entergy Louisiana LLC	4.050%	9/1/23	5,400	5,721
	Entergy Louisiana LLC	5.400%	11/1/24	3,562	4,148
	Entergy Louisiana LLC	4.950%	1/15/45	9,250	9,352
	Eversource Energy	4.500%	11/15/19	925	997
	Eversource Energy	2.800%	5/1/23	2,000	1,926
	Exelon Corp.	2.850%	6/15/20	8,030	8,065
	Exelon Corp.	3.950%	6/15/25	10,000	10,116
	Exelon Generation Co. LLC	4.000%	10/1/20	4,000	4,181
	Exelon Generation Co. LLC	4.250%	6/15/22	5,000	5,145
	FirstEnergy Corp.	4.250%	3/15/23	8,864	9,009
7	FirstEnergy Transmission LLC	4.350%	1/15/25	10,090	10,336
	Florida Power & Light Co.	2.750%	6/1/23	21,755	21,472
	Florida Power & Light Co.	3.250%	6/1/24	13,960	14,210
5,7	FPL Energy Marcus Hook LP	7.590%	7/10/18	4,930	5,275
	ITC Holdings Corp.	3.650%	6/15/24	7,000	7,007
7	Kansas Gas & Electric Co.	6.700%	6/15/19	4,824	5,605
	LG&E & KU Energy LLC	3.750%	11/15/20	13,086	13,741
	LG&E & KU Energy LLC	4.375%	10/1/21	9,785	10,590
	MidAmerican Energy Co.	3.700%	9/15/23	5,500	5,772
	MidAmerican Energy Co.	3.500%	10/15/24	30,240	31,134
	National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	5,450	5,456
	National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	13,340	13,508
	National Rural Utilities Cooperative Finance Corp.	3.400%	11/15/23	13,737	14,048
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	15,870	15,448
	Nevada Power Co.	7.125%	3/15/19	7,350	8,609
7	Niagara Mohawk Power Corp.	2.721%	11/28/22	2,000	1,936
	NSTAR Electric Co.	2.375%	10/15/22	7,700	7,402
	Pacific Gas & Electric Co.	4.250%	5/15/21	6,200	6,661
	Pacific Gas & Electric Co.	3.250%	9/15/21	4,050	4,150
	Pacific Gas & Electric Co.	2.450%	8/15/22	6,500	6,228

69

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Pacific Gas & Electric Co.	3.250%	6/15/23	21,500	21,518
	Pacific Gas & Electric Co.	3.850%	11/15/23	3,710	3,860
	Pacific Gas & Electric Co.	3.750%	2/15/24	20,000	20,563
	Pacific Gas & Electric Co.	3.400%	8/15/24	20,475	20,511
	Pacific Gas & Electric Co.	3.500%	6/15/25	9,650	9,716
	PacifiCorp	3.850%	6/15/21	16,844	18,024
	PacifiCorp	3.600%	4/1/24	6,000	6,237
	Potomac Electric Power Co.	3.050%	4/1/22	2,270	2,245
	Potomac Electric Power Co.	3.600%	3/15/24	12,690	13,033
	PPL Electric Utilities Corp.	3.000%	9/15/21	15,868	16,165
	Public Service Co. of Colorado	2.250%	9/15/22	5,000	4,815
	Public Service Electric & Gas Co.	3.500%	8/15/20	8,000	8,447
	Public Service Electric & Gas Co.	2.375%	5/15/23	18,825	18,093
	Public Service Electric & Gas Co.	3.150%	8/15/24	1,000	1,010
	Public Service Electric & Gas Co.	3.000%	5/15/25	10,470	10,349
	Puget Energy Inc.	6.500%	12/15/20	15,565	18,332
	Puget Energy Inc.	6.000%	9/1/21	4,235	4,883
	Puget Energy Inc.	5.625%	7/15/22	19,769	22,303
7	Puget Energy Inc.	3.650%	5/15/25	13,000	12,730
	Puget Sound Energy Inc.	4.300%	5/20/45	5,240	5,365
	SCANA Corp.	6.250%	4/1/20	8,500	9,556
	SCANA Corp.	4.750%	5/15/21	10,787	11,402
	SCANA Corp.	4.125%	2/1/22	2,000	2,017
	Southern California Edison Co.	3.875%	6/1/21	11,156	12,016
	Southern California Edison Co.	3.500%	10/1/23	17,500	18,081
	Tampa Electric Co.	5.400%	5/15/21	13,000	14,974
	Tampa Electric Co.	2.600%	9/15/22	6,220	6,055
	TECO Finance Inc.	5.150%	3/15/20	14,332	16,032
7	Trans-Allegheny Interstate Line Co.	3.850%	6/1/25	11,000	11,011
	Union Electric Co.	6.700%	2/1/19	2,427	2,819
	Union Electric Co.	3.500%	4/15/24	5,410	5,558
	Virginia Electric & Power Co.	5.000%	6/30/19	3,930	4,365
	Virginia Electric & Power Co.	3.450%	9/1/22	9,000	9,269
	Virginia Electric & Power Co.	3.450%	2/15/24	7,000	7,194
	Virginia Electric & Power Co.	3.100%	5/15/25	4,300	4,279
	Western Massachusetts Electric Co.	3.500%	9/15/21	10,000	10,439
	Natural Gas (0.3%)
	Nisource Finance Corp.	3.850%	2/15/23	8,518	8,841
	Sempra Energy	6.150%	6/15/18	5,938	6,656
	Sempra Energy	9.800%	2/15/19	4,340	5,434
	Sempra Energy	2.875%	10/1/22	2,000	1,963
	Sempra Energy	3.550%	6/15/24	2,000	1,991
	Southern California Gas Co.	3.150%	9/15/24	22,290	22,595
	Other Utility (0.0%)
	American Water Capital Corp.	3.400%	3/1/25	3,000	3,027
					1,129,679

Total Corporate Bonds (Cost $14,926,048)					15,093,278

Sovereign Bonds (U.S. Dollar-Denominated) (3.2%)
7	Abu Dhabi National Energy Co.	6.165%	10/25/17	1,000	1,090
7	Abu Dhabi National Energy Co. PJSC	3.625%	1/12/23	1,000	1,001
	Asian Development Bank	1.125%	3/15/17	4,000	4,029
	Asian Development Bank	1.875%	10/23/18	3,000	3,065
7	Banco Latinoamericano de Comercio Exterior SA	3.250%	5/7/20	4,000	4,027
7	Bank Nederlandse Gemeenten	2.500%	1/23/23	1,000	1,015
7	Bank of China Hong Kong Ltd.	3.750%	11/8/16	920	947
7	Bermuda	5.603%	7/20/20	2,300	2,556
7	Bermuda	4.138%	1/3/23	2,000	2,011
7	Bermuda	4.854%	2/6/24	1,000	1,051
	Cayman Islands	5.950%	11/24/19	500	565
7	CDP Financial Inc.	3.150%	7/24/24	8,000	8,159
	Centrais Eletricas Brasileiras SA	5.750%	10/27/21	1,800	1,586

70

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
7	CEZ AS	4.250%	4/3/22	1,000	1,041
	China Development Bank Corp.	5.000%	10/15/15	1,500	1,512
7	CNOOC Finance 2012 Ltd.	3.875%	5/2/22	1,000	1,013
7	CNPC General Capital Ltd.	3.400%	4/16/23	1,000	981
	Corp. Andina de Fomento	3.750%	1/15/16	11,500	11,658
	Corp. Financiera de Desarrollo SA	3.250%	7/15/19	5,000	5,000
7	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	1,400	1,458
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	1,500	1,518
7	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	3,000	3,055
7	Corp. Nacional del Cobre de Chile	4.500%	8/13/23	1,500	1,558
	Ecopetrol SA	7.375%	9/18/43	1,000	1,036
	Ecopetrol SA	5.875%	5/28/45	4,200	3,651
7	Electricite de France SA	6.000%	1/22/14	50	57
12	Emirates NBD PJSC	5.750%	5/8/19	4,060	3,137
5,7	ENA Norte Trust	4.950%	4/25/28	1,761	1,805
	Eskom Holdings SOC Ltd.	5.750%	1/26/21	12,200	11,834
	European Investment Bank	2.250%	3/15/16	8,000	8,095
	European Investment Bank	2.125%	7/15/16	10,000	10,161
	European Investment Bank	2.500%	4/15/21	7,000	7,223
	European Investment Bank	3.250%	1/29/24	2,000	2,152
	Export-Import Bank of Korea	4.125%	9/9/15	2,000	2,006
	Export-Import Bank of Korea	4.000%	1/11/17	10,000	10,380
	Export-Import Bank of Korea	2.875%	9/17/18	3,000	3,091
	Export-Import Bank of Korea	5.125%	6/29/20	2,000	2,247
	Export-Import Bank of Korea	4.000%	1/29/21	1,000	1,069
	Export-Import Bank of Korea	4.000%	1/14/24	2,000	2,133
	Federative Republic of Brazil	5.000%	1/27/45	22,620	18,917
	FMS Wertmanagement AoeR	1.625%	11/20/18	5,000	5,060
	Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	2,400	2,451
	Inter-American Development Bank	3.000%	2/21/24	6,425	6,804
	International Finance Corp.	1.000%	4/24/17	6,700	6,706
	International Finance Corp.	1.750%	9/4/18	3,000	3,048
7	IPIC GMTN Ltd.	5.500%	3/1/22	800	915
14	KFW	1.250%	2/15/17	4,000	4,035
14	KFW	1.000%	6/11/18	11,750	11,716
14	KFW	2.750%	10/1/20	3,000	3,148
14	KFW	2.625%	1/25/22	9,000	9,330
14	KFW	2.000%	10/4/22	2,000	1,984
7	Kommunalbanken AS	1.000%	9/26/17	1,500	1,502
	Korea Development Bank	3.250%	9/20/16	1,000	1,023
	Korea Development Bank	3.875%	5/4/17	5,000	5,198
	Korea Development Bank	1.500%	1/22/18	2,000	1,991
	Korea Development Bank	4.625%	11/16/21	2,000	2,214
7	Korea Land & Housing Corp.	1.875%	8/2/17	5,000	5,013
7	Korea Western Power Co. Ltd.	3.125%	5/10/17	1,300	1,329
7	Korea Western Power Co. Ltd.	2.875%	10/10/18	2,000	2,042
7	Kowloon-Canton Railway Corp.	5.125%	5/20/19	2,500	2,767
14	Landwirtschaftliche Rentenbank	2.125%	7/15/16	5,000	5,078
14	Landwirtschaftliche Rentenbank	1.375%	10/23/19	2,000	1,986
	Nexen Energy ULC	6.200%	7/30/19	2,000	2,242
	North American Development Bank	2.300%	10/10/18	1,500	1,525
	North American Development Bank	2.400%	10/26/22	1,300	1,278
7	OCP SA	5.625%	4/25/24	1,200	1,257
7	Ooredoo International Finance Ltd.	4.750%	2/16/21	1,500	1,641
7	Ooredoo International Finance Ltd.	3.250%	2/21/23	700	684
7	Pertamina Persero PT	6.000%	5/3/42	1,000	925
	Petrobras Global Finance BV	5.625%	5/20/43	9,510	7,050
	Petrobras International Finance Co. SA	3.875%	1/27/16	4,025	4,020
	Petrobras International Finance Co. SA	5.875%	3/1/18	15,631	15,660
	Petrobras International Finance Co. SA	7.875%	3/15/19	11,700	12,175
	Petrobras International Finance Co. SA	6.875%	1/20/40	800	680
	Petroleos Mexicanos	5.750%	3/1/18	15,500	16,856
	Petroleos Mexicanos	8.000%	5/3/19	7,100	8,331
	Petroleos Mexicanos	5.500%	1/21/21	26,000	28,169

71

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Petroleos Mexicanos	4.875%	1/24/22	28,500	29,682
	Petroleos Mexicanos	3.500%	1/30/23	2,000	1,901
	Province of New Brunswick	2.750%	6/15/18	1,250	1,299
	Province of Ontario	3.000%	7/16/18	3,000	3,137
	Province of Ontario	4.000%	10/7/19	4,500	4,907
	Quebec	2.625%	2/13/23	5,700	5,777
	Quebec	2.875%	10/16/24	8,250	8,409
11	Republic of Chile	1.875%	5/27/30	4,500	4,642
	Republic of Colombia	6.125%	1/18/41	5,450	5,875
5	Republic of Colombia	5.000%	6/15/45	3,140	2,916
	Republic of Hungary	4.000%	3/25/19	5,250	5,468
	Republic of Indonesia	3.750%	4/25/22	3,000	2,974
11	Republic of Indonesia	3.375%	7/30/25	4,000	4,348
	Republic of Indonesia	6.625%	2/17/37	2,000	2,245
11	Republic of Italy	1.050%	12/1/19	6,000	6,698
	Republic of Kazakhstan	6.500%	7/21/45	5,900	5,848
	Republic of Korea	7.125%	4/16/19	1,500	1,779
7	Republic of Latvia	2.750%	1/12/20	1,000	1,006
	Republic of Lithuania	7.375%	2/11/20	5,000	5,981
	Republic of Namibia	5.500%	11/3/21	4,400	4,730
	Republic of Poland	5.125%	4/21/21	15,100	16,969
	Republic of Poland	4.000%	1/22/24	6,000	6,348
	Republic of Romania	4.375%	8/22/23	2,000	2,075
	Republic of Turkey	7.500%	7/14/17	41,300	45,461
	Republic of Turkey	6.750%	4/3/18	23,090	25,445
	Republic of Turkey	7.000%	3/11/19	21,000	23,588
	Republic of Turkey	7.000%	6/5/20	6,000	6,814
	Republic of Turkey	6.250%	9/26/22	4,700	5,206
	Republic of Turkey	7.375%	2/5/25	4,165	4,965
	Republic of Turkey	4.250%	4/14/26	2,500	2,371
	Republic of Turkey	4.875%	4/16/43	3,900	3,516
7	Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	1,000	1,050
7	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	1,800	1,875
	State of Israel	5.125%	3/26/19	2,550	2,873
	State of Israel	3.150%	6/30/23	2,000	2,054
7	State of Qatar	5.250%	1/20/20	1,000	1,130
	Statoil ASA	3.150%	1/23/22	3,000	3,043
	Statoil ASA	2.450%	1/17/23	3,000	2,877
	Statoil ASA	3.950%	5/15/43	1,000	944
	Statoil ASA	4.800%	11/8/43	2,000	2,153
	Svensk Exportkredit AB	1.750%	10/20/15	3,000	3,009
7	Temasek Financial I Ltd.	2.375%	1/23/23	1,000	986
	United Mexican States	3.500%	1/21/21	4,620	4,728
	United Mexican States	4.000%	10/2/23	5,100	5,256
	United Mexican States	6.050%	1/11/40	1,676	1,942
	United Mexican States	5.550%	1/21/45	1,700	1,844
	United Mexican States	5.750%	10/12/10	2,200	2,212

Total Sovereign Bonds (Cost $623,073)					627,079

Taxable Municipal Bonds (0.2%)
	Allentown PA Neighborhood Improvement Zone
	Development Authority Revenue	5.420%	5/1/21	4,000	4,142
	California GO	5.750%	3/1/17	2,000	2,154
	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	2.995%	7/1/20	1,250	1,287
	Illinois GO	5.365%	3/1/17	1,000	1,048
	Illinois GO	5.000%	1/1/23	1,835	1,893
	JobsOhio Beverage System Statewide Liquor Profits
	Revenue	2.885%	1/1/21	1,000	1,043
	Johns Hopkins University Maryland GO	5.250%	7/1/19	199	225
	Louisiana Local Government Environmental Facilities &
	Community Development Authority Revenue 2010-
	EGSL	3.220%	2/1/21	12,000	12,371

72

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue 2010-
ELL	3.450%	2/1/22	5,475	5,682
4 Mississippi GO (Nissan North America, Inc. Project)	0.887%	11/1/17	5,520	5,535
New York City NY Industrial Development Agency
Special Facility Revenue (American Airlines Inc. John
F. Kennedy International Airport Project)	7.500%	8/1/16	865	891
New York City NY Transitional Finance Authority Future
Tax Revenue	5.125%	2/1/24	1,500	1,717
New York State Dormitory Authority Revenue
(Employer Assessment)	3.892%	12/1/24	2,000	2,123
Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	2,000	2,428
San Diego County CA Regional Airport Authority
Revenue	3.730%	7/1/21	800	837
Texas GO	3.682%	8/1/24	2,000	2,126
University of California Revenue	2.054%	5/15/18	500	514
University of California Revenue	2.300%	5/15/21	1,000	1,007
Total Taxable Municipal Bonds (Cost $45,437)				47,023

			Shares
Convertible Preferred Stocks (0.0%)
*,9 Lehman Brothers Holdings Inc. Pfd. (Cost $8,571)	7.250%		8,740	—
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
15 Vanguard Market Liquidity Fund (Cost $25,858)	0.152%		25,857,586	25,858
Total Investments (99.5%) (Cost $19,699,691)				19,890,672
		Expiration Date	Contracts
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.00		8/21/15	327	(291)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.50		8/21/15	328	(200)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $128.00		8/21/15	590	(240)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $128.50		8/21/15	99	(25)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.00		8/21/15	327	(20)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.50		8/21/15	460	(43)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $126.00		8/21/15	328	(56)
Total Liability for Options Written (Premiums received $833)				(875)
Other Assets and Liabilities—Net (0.5%)				102,268
Net Assets (100%)				19,992,065

* Non-income-producing security.
1 Securities with a value of $10,595,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $1,002,000 have been segregated as collateral for forward currency contracts and open over-the-counter swap contracts.
3 Securities with a value of $5,844,000 have been segregated as initial margin for open cleared swap contracts.
4 Adjustable-rate security.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

73

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
7 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2015, the aggregate value of these securities was $1,974,388,000, representing 9.9% of net assets.
8 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2015.
9 Non-income-producing security--security in default.
10 Face amount denominated in British pounds.
11 Face amount denominated in euro.
12 Face amount denominated in Australian dollars.
13 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
14 Guaranteed by the Federal Republic of Germany.
15 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

74

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (3.3%)
U.S. Government Securities (3.2%)
	United States Treasury Note/Bond	0.875%	7/15/17	50	50
	United States Treasury Note/Bond	0.875%	8/15/17	350	351
	United States Treasury Note/Bond	1.000%	12/15/17	100	101
	United States Treasury Note/Bond	1.000%	2/15/18	100	100
	United States Treasury Note/Bond	1.125%	6/15/18	500	502
	United States Treasury Note/Bond	0.875%	7/15/18	1,500	1,496
	United States Treasury Note/Bond	2.000%	8/31/21	2,750	2,781
	United States Treasury Note/Bond	2.250%	11/15/24	14,500	14,595
	United States Treasury Note/Bond	2.000%	2/15/25	16,500	16,237
	United States Treasury Note/Bond	2.125%	5/15/25	3,700	3,680
	United States Treasury Note/Bond	5.250%	2/15/29	25,900	34,564
	United States Treasury Note/Bond	6.125%	8/15/29	22,100	31,966
	United States Treasury Note/Bond	5.375%	2/15/31	23,750	32,730
1,2	United States Treasury Note/Bond	4.500%	2/15/36	162,475	211,015
	United States Treasury Note/Bond	3.750%	11/15/43	3,697	4,319
	United States Treasury Note/Bond	3.125%	8/15/44	45,100	46,946
	United States Treasury Note/Bond	3.000%	11/15/44	3,310	3,364
	United States Treasury Note/Bond	2.500%	2/15/45	33,500	30,673
	United States Treasury Note/Bond	3.000%	5/15/45	26,400	26,875
					462,345
Agency Notes (0.1%)
3	Tennessee Valley Authority	5.250%	9/15/39	18,800	23,321

Total U.S. Government and Agency Obligations (Cost $465,677)					485,666

Corporate Bonds (73.7%)
Finance (21.5%)
	Banking (13.0%)
	American Express Co.	4.050%	12/3/42	13,881	13,157
	Bank of America Corp.	4.000%	1/22/25	13,285	13,072
	Bank of America Corp.	3.950%	4/21/25	10,885	10,528
	Bank of America Corp.	6.110%	1/29/37	14,850	17,051
	Bank of America Corp.	7.750%	5/14/38	21,355	29,072
	Bank of America Corp.	5.875%	2/7/42	30,710	36,257
	Bank of America Corp.	5.000%	1/21/44	28,005	29,502
	Bank of America Corp.	4.875%	4/1/44	1,649	1,724
	Bank of America NA	6.000%	10/15/36	21,760	26,292
	Bank One Corp.	7.750%	7/15/25	22,900	29,030
	Bank One Corp.	7.625%	10/15/26	21,775	28,114
	Bank One Corp.	8.000%	4/29/27	30,869	41,009
	Branch Banking & Trust Co.	3.800%	10/30/26	900	917
	Citigroup Inc.	6.875%	6/1/25	1,000	1,228
	Citigroup Inc.	4.400%	6/10/25	7,700	7,732
	Citigroup Inc.	6.625%	1/15/28	2,500	3,086
	Citigroup Inc.	6.625%	6/15/32	31,545	37,824
	Citigroup Inc.	6.000%	10/31/33	40,155	45,967
	Citigroup Inc.	6.125%	8/25/36	26,968	31,556
	Citigroup Inc.	8.125%	7/15/39	2,650	3,857
	Citigroup Inc.	5.875%	1/30/42	10,364	12,218
	Citigroup Inc.	4.950%	11/7/43	475	500
	Citigroup Inc.	4.650%	7/30/45	32,250	32,464
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.950%	11/9/22	2,000	2,005
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.375%	8/4/25	230	231
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	5.250%	5/24/41	5,000	5,602
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	5.750%	12/1/43	52,730	58,346
	Cooperatieve Centrale Raiffeisen-Boerenleenbank
	BA/Netherlands	5.250%	8/4/45	17,225	17,568
4	Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	28,920	28,238
	Deutsche Bank AG	4.500%	4/1/25	23,875	23,080
	Goldman Sachs Group Inc.	6.125%	2/15/33	38,270	46,020
	Goldman Sachs Group Inc.	6.450%	5/1/36	49,400	56,908

75

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Goldman Sachs Group Inc.	6.750%	10/1/37	46,315	55,698
	Goldman Sachs Group Inc.	6.250%	2/1/41	24,525	29,522
	Goldman Sachs Group Inc.	4.800%	7/8/44	17,592	17,844
	HSBC Bank USA NA	5.875%	11/1/34	44,700	53,073
	HSBC Bank USA NA	5.625%	8/15/35	23,725	27,193
	HSBC Holdings plc	7.625%	5/17/32	21,200	27,076
	HSBC Holdings plc	6.500%	5/2/36	10,000	12,218
	HSBC Holdings plc	6.500%	9/15/37	42,415	51,453
	HSBC Holdings plc	6.800%	6/1/38	86,849	110,497
	HSBC Holdings plc	6.100%	1/14/42	1,000	1,259
	HSBC Holdings plc	5.250%	3/14/44	16,725	17,702
	JPMorgan Chase & Co.	3.375%	5/1/23	1,060	1,035
	JPMorgan Chase & Co.	6.400%	5/15/38	90,000	113,770
	JPMorgan Chase & Co.	5.500%	10/15/40	25,675	29,355
	JPMorgan Chase & Co.	5.600%	7/15/41	17,652	20,491
	JPMorgan Chase & Co.	5.625%	8/16/43	43,832	48,016
	JPMorgan Chase & Co.	4.950%	6/1/45	29,800	29,711
5	JPMorgan Chase & Co.	5.300%	12/29/49	430	426
4	Macquarie Bank Ltd.	4.875%	6/10/25	590	588
	Morgan Stanley	4.000%	7/23/25	25,255	25,697
	Morgan Stanley	6.250%	8/9/26	525	635
	Morgan Stanley	4.350%	9/8/26	9,000	8,986
	Morgan Stanley	3.950%	4/23/27	13,120	12,517
	Morgan Stanley	7.250%	4/1/32	44,360	58,306
	Morgan Stanley	6.375%	7/24/42	35,331	44,143
	Morgan Stanley	4.300%	1/27/45	41,115	39,206
	PNC Bank NA	4.200%	11/1/25	965	1,015
5	State Street Corp.	5.250%	12/29/49	400	402
	Synchrony Financial	4.500%	7/23/25	110	111
	Wachovia Corp.	6.605%	10/1/25	3,000	3,609
	Wachovia Corp.	5.500%	8/1/35	21,905	24,683
	Wells Fargo & Co.	4.100%	6/3/26	50,287	50,472
	Wells Fargo & Co.	4.300%	7/22/27	23,295	23,716
	Wells Fargo & Co.	5.375%	2/7/35	8,240	9,403
	Wells Fargo & Co.	5.375%	11/2/43	43,122	46,799
	Wells Fargo & Co.	5.606%	1/15/44	152,733	170,730
	Wells Fargo & Co.	4.650%	11/4/44	21,222	20,694
	Wells Fargo & Co.	3.900%	5/1/45	10,600	9,727
	Wells Fargo Bank NA	6.600%	1/15/38	500	662
	Brokerage (0.2%)
4	FMR LLC	6.450%	11/15/39	18,200	22,693
	Invesco Finance plc	5.375%	11/30/43	2,000	2,220
	Legg Mason Inc.	5.625%	1/15/44	2,000	2,132
	Finance Companies (2.9%)
	General Electric Capital Corp.	6.750%	3/15/32	126,620	168,048
	General Electric Capital Corp.	7.500%	8/21/35	700	990
	General Electric Capital Corp.	6.150%	8/7/37	5,325	6,719
	General Electric Capital Corp.	5.875%	1/14/38	125,585	153,693
	General Electric Capital Corp.	6.875%	1/10/39	62,215	85,505
5	General Electric Capital Corp.	6.250%	12/29/49	10,000	10,887
	Insurance (5.2%)
	ACE Capital Trust II	9.700%	4/1/30	7,050	10,328
	Aetna Inc.	4.125%	11/15/42	24,995	22,873
	Allstate Corp.	4.500%	6/15/43	1,465	1,501
	American International Group Inc.	4.700%	7/10/35	8,310	8,386
	American International Group Inc.	4.500%	7/16/44	35,210	34,000
	Anthem Inc.	6.375%	6/15/37	11,791	14,003
	Anthem Inc.	4.625%	5/15/42	17,100	16,258
	AXA Financial Inc.	7.000%	4/1/28	24,910	31,039
	AXIS Specialty Finance plc	5.150%	4/1/45	3,000	3,127
	Berkshire Hathaway Inc.	4.500%	2/11/43	44,557	45,201
4	Guardian Life Insurance Co. of America	7.375%	9/30/39	12,160	16,546
4	Guardian Life Insurance Co. of America	4.875%	6/19/64	10,700	10,420

76

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Jackson National Life Insurance Co.	8.150%	3/15/27	200	261
4	John Hancock Life Insurance Co.	7.375%	2/15/24	16,350	20,254
	Loews Corp.	4.125%	5/15/43	1,800	1,667
4,5	Massachusetts Mutual Life Insurance Co.	7.625%	11/15/23	600	749
4	Massachusetts Mutual Life Insurance Co.	8.875%	6/1/39	16,751	25,479
4	Massachusetts Mutual Life Insurance Co.	5.375%	12/1/41	6,160	6,895
4	Massachusetts Mutual Life Insurance Co.	4.500%	4/15/65	1,000	912
	MetLife Inc.	6.500%	12/15/32	900	1,130
	MetLife Inc.	4.125%	8/13/42	20,385	19,322
	MetLife Inc.	4.875%	11/13/43	769	821
	MetLife Inc.	4.050%	3/1/45	3,000	2,818
5	MetLife Inc.	5.250%	12/29/49	195	195
4	Metropolitan Life Insurance Co.	7.800%	11/1/25	32,250	42,278
4	Nationwide Mutual Insurance Co.	8.250%	12/1/31	6,285	8,546
4	Nationwide Mutual Insurance Co.	9.375%	8/15/39	39,206	59,835
4	Nationwide Mutual Insurance Co.	4.950%	4/22/44	13,215	13,057
4	New York Life Insurance Co.	5.875%	5/15/33	47,575	56,301
4	Northwestern Mutual Life Insurance Co.	6.063%	3/30/40	14,890	18,135
4	Pacific Life Insurance Co.	9.250%	6/15/39	26,945	41,116
5	Progressive Corp.	6.700%	6/15/67	1,051	1,094
5	Prudential Financial Inc.	5.375%	5/15/45	270	266
4	Swiss Re Treasury US Corp.	4.250%	12/6/42	12,470	12,118
4	Teachers Insurance & Annuity Association of America	6.850%	12/16/39	20,452	25,548
4	Teachers Insurance & Annuity Association of America	4.900%	9/15/44	10,720	11,182
	Travelers Cos. Inc.	6.750%	6/20/36	500	661
	Travelers Cos. Inc.	6.250%	6/15/37	1,355	1,720
	Travelers Cos. Inc.	4.600%	8/1/43	2,000	2,091
	UnitedHealth Group Inc.	3.750%	7/15/25	8,645	8,813
	UnitedHealth Group Inc.	4.625%	7/15/35	12,240	12,721
	UnitedHealth Group Inc.	5.800%	3/15/36	49,846	58,870
	UnitedHealth Group Inc.	6.500%	6/15/37	1,100	1,406
	UnitedHealth Group Inc.	6.625%	11/15/37	800	1,027
	UnitedHealth Group Inc.	6.875%	2/15/38	26,847	35,638
	UnitedHealth Group Inc.	4.625%	11/15/41	3,045	3,113
	UnitedHealth Group Inc.	4.375%	3/15/42	25,000	24,598
	UnitedHealth Group Inc.	4.750%	7/15/45	10,935	11,440
	Real Estate Investment Trusts (0.2%)
	Alexandria Real Estate Equities Inc.	4.500%	7/30/29	535	533
	ERP Operating LP	4.500%	6/1/45	680	679
	Federal Realty Investment Trust	4.500%	12/1/44	1,000	1,012
4	Omega Healthcare Investors Inc.	4.500%	4/1/27	4,000	3,840
	Simon Property Group LP	6.750%	2/1/40	10,700	14,176
	Simon Property Group LP	4.250%	10/1/44	10,750	10,471
					3,117,952
Industrial (38.9%)
	Basic Industry (1.0%)
	BHP Billiton Finance USA Ltd.	4.125%	2/24/42	16,000	14,614
	BHP Billiton Finance USA Ltd.	5.000%	9/30/43	36,165	37,448
	CF Industries Inc.	5.375%	3/15/44	12,495	12,219
	International Paper Co.	4.800%	6/15/44	13,440	12,700
	Monsanto Co.	4.200%	7/15/34	1,000	938
	Monsanto Co.	5.875%	4/15/38	3,000	3,350
	Monsanto Co.	3.600%	7/15/42	600	478
	Monsanto Co.	4.650%	11/15/43	600	553
	Monsanto Co.	4.400%	7/15/44	24,630	22,143
	Monsanto Co.	3.950%	4/15/45	1,000	843
	Monsanto Co.	4.700%	7/15/64	1,500	1,313
	Potash Corp. of Saskatchewan Inc.	5.875%	12/1/36	500	566
	PPG Industries Inc.	5.500%	11/15/40	1,225	1,438
	Rio Tinto Finance USA Ltd.	3.750%	6/15/25	120	117
	Rio Tinto Finance USA Ltd.	5.200%	11/2/40	8,894	8,928
	Rio Tinto Finance USA plc	4.750%	3/22/42	1,400	1,343
	Rio Tinto Finance USA plc	4.125%	8/21/42	24,175	21,386

77

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Capital Goods (3.9%)
	3M Co.	6.375%	2/15/28	18,965	24,485
	3M Co.	5.700%	3/15/37	13,500	16,668
	Boeing Co.	6.125%	2/15/33	22,065	28,000
	Boeing Co.	7.875%	4/15/43	6,700	10,261
	Caterpillar Inc.	6.050%	8/15/36	3,082	3,771
	Caterpillar Inc.	3.803%	8/15/42	44,022	40,885
	Caterpillar Inc.	4.300%	5/15/44	19,745	19,911
	Deere & Co.	7.125%	3/3/31	15,000	20,271
	Dover Corp.	6.600%	3/15/38	3,175	4,186
	Emerson Electric Co.	6.000%	8/15/32	1,071	1,306
	Emerson Electric Co.	5.250%	11/15/39	775	901
	General Electric Co.	4.125%	10/9/42	13,425	13,222
	General Electric Co.	4.500%	3/11/44	22,300	23,184
	Honeywell International Inc.	5.700%	3/15/36	2,960	3,606
	Honeywell International Inc.	5.700%	3/15/37	3,065	3,749
	Lockheed Martin Corp.	3.600%	3/1/35	17,210	16,419
	Lockheed Martin Corp.	6.150%	9/1/36	8,102	10,206
	Lockheed Martin Corp.	5.500%	11/15/39	6,000	6,989
	Lockheed Martin Corp.	4.850%	9/15/41	27,319	29,088
	Lockheed Martin Corp.	4.070%	12/15/42	10,120	9,547
	Lockheed Martin Corp.	3.800%	3/1/45	13,625	12,241
	Raytheon Co.	4.700%	12/15/41	37,524	40,629
	Raytheon Co.	4.200%	12/15/44	3,185	3,196
	Rockwell Collins Inc.	4.800%	12/15/43	20,129	21,842
4	Siemens Financieringsmaatschappij NV	4.400%	5/27/45	2,000	2,000
	United Technologies Corp.	7.500%	9/15/29	14,755	20,981
	United Technologies Corp.	6.125%	7/15/38	55,575	68,699
	United Technologies Corp.	5.700%	4/15/40	22,500	26,767
	United Technologies Corp.	4.500%	6/1/42	38,330	38,573
	Waste Management Inc.	4.100%	3/1/45	20,700	19,102
	WW Grainger Inc.	4.600%	6/15/45	17,690	18,248
	Communication (4.9%)
	21st Century Fox America Inc.	6.400%	12/15/35	6,575	7,847
	21st Century Fox America Inc.	7.900%	12/1/95	3,975	4,916
	Alltel Corp.	7.875%	7/1/32	2,400	3,208
	America Movil SAB de CV	6.375%	3/1/35	3,600	4,194
	America Movil SAB de CV	6.125%	3/30/40	24,520	28,367
	America Movil SAB de CV	4.375%	7/16/42	2,750	2,555
	AT&T Inc.	6.300%	1/15/38	1,000	1,119
	AT&T Inc.	6.550%	2/15/39	575	666
	CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	1,500	1,496
	Comcast Corp.	4.250%	1/15/33	11,435	11,408
	Comcast Corp.	7.050%	3/15/33	10,535	13,825
	Comcast Corp.	4.200%	8/15/34	2,300	2,271
	Comcast Corp.	5.650%	6/15/35	42,764	49,613
	Comcast Corp.	6.450%	3/15/37	18,000	22,676
	Comcast Corp.	6.950%	8/15/37	66,717	88,409
	Comcast Corp.	6.400%	5/15/38	10,485	13,202
	Comcast Corp.	6.550%	7/1/39	11,765	15,052
	Comcast Corp.	6.400%	3/1/40	19,865	25,099
	Comcast Corp.	4.650%	7/15/42	7,865	8,099
	Comcast Corp.	4.500%	1/15/43	14,610	14,704
	Comcast Corp.	4.750%	3/1/44	66,270	69,149
	Comcast Corp.	4.600%	8/15/45	32,500	33,201
4	COX Communications Inc.	6.450%	12/1/36	9,000	9,677
4	COX Communications Inc.	8.375%	3/1/39	19,110	24,712
	Deutsche Telekom International Finance BV	8.750%	6/15/30	17,730	25,158
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.350%	3/15/40	2,500	2,724
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.000%	8/15/40	1,000	1,048
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.150%	3/15/42	1,300	1,244
	Grupo Televisa SAB	5.000%	5/13/45	1,500	1,431
	Historic TW Inc.	6.625%	5/15/29	22,275	26,999

78

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Moody's Corp.	5.250%	7/15/44	2,750	2,890
	NBCUniversal Media LLC	6.400%	4/30/40	2,850	3,594
	NBCUniversal Media LLC	5.950%	4/1/41	18,000	21,548
	NBCUniversal Media LLC	4.450%	1/15/43	34,960	34,746
	Orange SA	9.000%	3/1/31	12,000	17,217
	Qwest Corp.	6.875%	9/15/33	2,000	1,985
4	SES Global Americas Holdings GP	5.300%	3/25/44	1,000	1,001
	Time Warner Cable Inc.	6.550%	5/1/37	20,475	21,003
	Time Warner Inc.	7.625%	4/15/31	9,000	11,900
	Verizon Communications Inc.	7.750%	12/1/30	2,000	2,638
	Verizon Communications Inc.	5.850%	9/15/35	1,500	1,641
	Verizon Communications Inc.	6.550%	9/15/43	1,098	1,296
	Verizon Communications Inc.	4.862%	8/21/46	276	261
4	Verizon Communications Inc.	4.522%	9/15/48	54,356	48,570
	Verizon Communications Inc.	5.012%	8/21/54	600	556
4	Verizon Communications Inc.	4.672%	3/15/55	945	829
	Walt Disney Co.	3.700%	12/1/42	9,300	8,796
	Walt Disney Co.	7.550%	7/15/93	15,750	19,799
	Consumer Cyclical (6.6%)
4	Alibaba Group Holding Ltd.	4.500%	11/28/34	2,500	2,416
	Brinker International Inc.	3.875%	5/15/23	2,000	1,939
	Cummins Inc.	4.875%	10/1/43	1,400	1,529
	CVS Health Corp.	3.875%	7/20/25	15,555	15,835
	CVS Health Corp.	4.875%	7/20/35	13,390	13,869
	CVS Health Corp.	5.750%	5/15/41	7,110	8,150
	CVS Health Corp.	5.125%	7/20/45	13,385	14,230
	Daimler Finance North America LLC	8.500%	1/18/31	21,570	32,102
	Ford Motor Co.	7.450%	7/16/31	18,700	23,864
	Ford Motor Co.	4.750%	1/15/43	1,000	984
	Home Depot Inc.	5.875%	12/16/36	39,775	48,796
	Home Depot Inc.	5.950%	4/1/41	20,470	25,469
	Home Depot Inc.	4.200%	4/1/43	6,035	6,036
	Home Depot Inc.	4.875%	2/15/44	68,200	75,463
	Home Depot Inc.	4.400%	3/15/45	12,900	13,337
	Home Depot Inc.	4.250%	4/1/46	27,120	27,311
	Lowe's Cos. Inc.	6.500%	3/15/29	20,160	25,686
	Lowe's Cos. Inc.	5.500%	10/15/35	600	697
	Lowe's Cos. Inc.	5.800%	10/15/36	2,060	2,474
	Lowe's Cos. Inc.	6.650%	9/15/37	12,497	16,469
	Lowe's Cos. Inc.	5.800%	4/15/40	11,390	13,798
	Lowe's Cos. Inc.	5.125%	11/15/41	7,460	8,386
	Lowe's Cos. Inc.	4.650%	4/15/42	1,250	1,321
	Lowe's Cos. Inc.	5.000%	9/15/43	28,090	31,433
	Lowe's Cos. Inc.	4.250%	9/15/44	800	803
	McDonald's Corp.	6.300%	10/15/37	15,765	19,195
	McDonald's Corp.	6.300%	3/1/38	26,940	32,561
	McDonald's Corp.	5.700%	2/1/39	550	630
	NIKE Inc.	3.625%	5/1/43	30,604	28,405
	Starbucks Corp.	4.300%	6/15/45	1,000	1,021
	Target Corp.	6.500%	10/15/37	18,673	24,449
	Target Corp.	7.000%	1/15/38	1,100	1,515
	Target Corp.	4.000%	7/1/42	1,000	976
	VF Corp.	6.450%	11/1/37	1,226	1,595
	Wal-Mart Stores Inc.	7.550%	2/15/30	51,000	72,646
	Wal-Mart Stores Inc.	5.250%	9/1/35	4,789	5,603
	Wal-Mart Stores Inc.	6.500%	8/15/37	42,625	56,263
	Wal-Mart Stores Inc.	6.200%	4/15/38	83,350	107,454
	Wal-Mart Stores Inc.	5.625%	4/1/40	10,000	12,212
	Wal-Mart Stores Inc.	4.875%	7/8/40	20,000	22,209
	Wal-Mart Stores Inc.	5.000%	10/25/40	16,855	18,942
	Wal-Mart Stores Inc.	5.625%	4/15/41	74,432	90,750
	Wal-Mart Stores Inc.	4.000%	4/11/43	24,345	24,027
	Wal-Mart Stores Inc.	4.750%	10/2/43	15,300	16,631

79

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Wal-Mart Stores Inc.	4.300%	4/22/44	1,000	1,037
	Consumer Noncyclical (11.5%)
	Abbott Laboratories	6.000%	4/1/39	11,105	13,759
	AbbVie Inc.	4.500%	5/14/35	10,345	10,094
	Actavis Funding SCS	4.550%	3/15/35	27,125	25,795
	Actavis Funding SCS	4.750%	3/15/45	13,630	12,946
	Altria Group Inc.	9.950%	11/10/38	1,608	2,638
	Altria Group Inc.	5.375%	1/31/44	1,250	1,337
	Amgen Inc.	6.375%	6/1/37	5,500	6,605
	Anheuser-Busch Cos. LLC	6.750%	12/15/27	400	512
	Anheuser-Busch Cos. LLC	6.800%	8/20/32	500	642
	Anheuser-Busch Cos. LLC	5.750%	4/1/36	11,460	13,721
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	9,000	8,404
	Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	850	877
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	41,590	62,940
	Anheuser-Busch InBev Worldwide Inc.	8.000%	11/15/39	10,000	14,884
	Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	14,844	18,974
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	23,940	21,502
	Archer-Daniels-Midland Co.	4.535%	3/26/42	500	527
	Archer-Daniels-Midland Co.	4.016%	4/16/43	7,009	6,856
5	Ascension Health	4.847%	11/15/53	10,040	10,830
	AstraZeneca plc	6.450%	9/15/37	47,330	61,199
4	Baxalta Inc.	5.250%	6/23/45	4,000	4,031
	Becton Dickinson & Co.	7.000%	8/1/27	800	1,017
	Bristol-Myers Squibb Co.	3.250%	8/1/42	5,800	5,052
	Bristol-Myers Squibb Co.	4.500%	3/1/44	22,500	24,169
	Cardinal Health Inc.	4.500%	11/15/44	18,770	18,179
	Cardinal Health Inc.	4.900%	9/15/45	5,010	5,058
4	Cargill Inc.	6.125%	4/19/34	200	247
4	Cargill Inc.	6.125%	9/15/36	27,045	33,983
4	Cargill Inc.	6.625%	9/15/37	5,590	7,376
4	Cargill Inc.	4.100%	11/1/42	15,500	15,080
5	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	19,400	18,135
	Catholic Health Initiatives Colorado GO	4.268%	5/15/44	500	484
	City of Hope	5.623%	11/15/43	12,480	14,188
	Cleveland Clinic Foundation Ohio Revenue	4.858%	1/1/14	4,000	3,827
	Coca-Cola Femsa SAB de CV	5.250%	11/26/43	1,200	1,325
	ConAgra Foods Inc.	4.650%	1/25/43	2,246	1,989
	Diageo Capital plc	3.875%	4/29/43	5,245	4,775
	Diageo Investment Corp.	4.250%	5/11/42	500	487
	Dignity Health	5.267%	11/1/64	800	827
	Dignity Health California GO	4.500%	11/1/42	19,865	18,909
	Eli Lilly & Co.	3.700%	3/1/45	27,670	25,698
	Estee Lauder Cos. Inc.	4.375%	6/15/45	1,500	1,519
	General Mills Inc.	5.400%	6/15/40	800	893
	Gilead Sciences Inc.	5.650%	12/1/41	19,915	23,327
	Gilead Sciences Inc.	4.800%	4/1/44	26,555	27,443
	Gilead Sciences Inc.	4.500%	2/1/45	25,580	25,543
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	18,497	21,558
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	54,345	69,325
4	Grupo Bimbo SAB de CV	4.875%	6/27/44	3,000	2,872
4	JM Smucker Co.	4.250%	3/15/35	7,805	7,417
4	JM Smucker Co.	4.375%	3/15/45	1,250	1,172
	Johnson & Johnson	5.950%	8/15/37	1,462	1,897
	Johnson & Johnson	4.500%	9/1/40	12,015	13,083
	Johnson & Johnson	4.500%	12/5/43	5,725	6,250
	Kaiser Foundation Hospitals	4.875%	4/1/42	28,625	31,082
	Kimberly-Clark Corp.	6.625%	8/1/37	5,300	7,088
	Kimberly-Clark Corp.	5.300%	3/1/41	600	694
	Kraft Heinz Foods Co.	6.875%	1/26/39	1,300	1,616
4	Kraft Heinz Foods Co.	5.200%	7/15/45	19,830	20,923
5	Mayo Clinic	3.774%	11/15/43	13,095	12,532
	McKesson Corp.	4.883%	3/15/44	18,395	18,519

80

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Medtronic Inc.	4.375%	3/15/35	45,792	45,948
	Medtronic Inc.	6.500%	3/15/39	21,200	27,221
	Medtronic Inc.	5.550%	3/15/40	1,900	2,208
	Medtronic Inc.	4.500%	3/15/42	9,000	9,142
	Medtronic Inc.	4.625%	3/15/44	2,000	2,086
4	Medtronic Inc.	4.625%	3/15/45	93,690	96,076
	Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	4,675	4,409
	Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	24,775	27,151
	Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	11,285	10,320
	Merck & Co. Inc.	3.600%	9/15/42	11,567	10,487
	Merck & Co. Inc.	4.150%	5/18/43	9,400	9,417
	Merck & Co. Inc.	3.700%	2/10/45	44,720	41,108
6	Mondelez International Inc.	2.375%	3/6/35	1,000	1,004
	New York & Presbyterian Hospital	4.024%	8/1/45	19,585	18,619
	North Shore-Long Island Jewish Health Care Inc.
	Revenue	4.800%	11/1/42	8,265	7,926
	North Shore-Long Island Jewish Health Care Inc.
	Revenue	6.150%	11/1/43	20,550	24,566
	Novant Health Inc.	4.371%	11/1/43	552	536
	Novartis Capital Corp.	4.400%	5/6/44	29,840	31,609
	NYU Hospitals Center	4.784%	7/1/44	2,000	2,024
	PepsiCo Inc.	5.500%	1/15/40	27,645	32,084
	PepsiCo Inc.	4.875%	11/1/40	10,375	11,239
	PepsiCo Inc.	4.000%	3/5/42	16,872	16,181
	PepsiCo Inc.	3.600%	8/13/42	1,000	898
	PepsiCo Inc.	4.600%	7/17/45	2,000	2,097
	Pfizer Inc.	7.200%	3/15/39	44,462	62,062
	Pfizer Inc.	4.300%	6/15/43	15,300	15,352
	Pharmacia Corp.	6.750%	12/15/27	2,800	3,629
	Philip Morris International Inc.	6.375%	5/16/38	32,015	40,305
	Philip Morris International Inc.	4.125%	3/4/43	10,500	9,899
	Philip Morris International Inc.	4.875%	11/15/43	24,655	26,048
	Philip Morris International Inc.	4.250%	11/10/44	27,775	26,655
	Procter & Gamble Co.	5.500%	2/1/34	13,500	16,450
	Procter & Gamble Co.	5.550%	3/5/37	12,650	15,637
4	Reynolds American Inc.	7.000%	8/4/41	2,000	2,324
	Reynolds American Inc.	5.850%	8/15/45	14,565	15,696
4	Roche Holdings Inc.	7.000%	3/1/39	4,900	7,073
4	Roche Holdings Inc.	4.000%	11/28/44	29,605	29,508
4	SABMiller Holdings Inc.	4.950%	1/15/42	4,825	5,060
4	SC Johnson & Son Inc.	4.000%	5/15/43	21,645	20,805
	Southern Baptist Hospital of Florida Inc.	4.857%	7/15/45	3,000	3,095
	St. Jude Medical Inc.	4.750%	4/15/43	33,890	34,525
	Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	2,466	2,834
5	Texas Health Resources	4.330%	11/15/55	1,000	983
	The Pepsi Bottling Group Inc.	7.000%	3/1/29	12,000	16,464
	Tyson Foods Inc.	4.875%	8/15/34	2,000	2,034
	Tyson Foods Inc.	5.150%	8/15/44	1,500	1,565
	Wyeth LLC	6.000%	2/15/36	1,600	1,969
	Wyeth LLC	5.950%	4/1/37	68,185	82,854
	Energy (4.7%)
	Apache Corp.	4.750%	4/15/43	24,175	22,159
	Baker Hughes Inc.	5.125%	9/15/40	2,375	2,530
	Burlington Resources Finance Co.	7.400%	12/1/31	23,500	31,615
	Cameron International Corp.	5.950%	6/1/41	1,250	1,296
	ConocoPhillips	7.000%	3/30/29	10,850	13,776
	ConocoPhillips	5.900%	10/15/32	19,600	22,914
	ConocoPhillips	6.500%	2/1/39	81,416	101,603
	ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	1,500	1,755
	ConocoPhillips Co.	4.300%	11/15/44	25,655	25,032
	Diamond Offshore Drilling Inc.	5.700%	10/15/39	500	416
	Diamond Offshore Drilling Inc.	4.875%	11/1/43	2,750	2,123
	Dominion Gas Holdings LLC	4.800%	11/1/43	1,575	1,547

81

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Encana Corp.	6.500%	8/15/34	13,863	14,388
	Encana Corp.	5.150%	11/15/41	7,645	6,875
	Energy Transfer Partners LP	4.750%	1/15/26	20,000	19,504
	Energy Transfer Partners LP	6.050%	6/1/41	1,500	1,447
	Energy Transfer Partners LP	5.150%	2/1/43	12,825	11,321
5	Enterprise Products Operating LLC	8.375%	8/1/66	1,835	1,872
	EOG Resources Inc.	3.900%	4/1/35	1,000	951
	Exxon Mobil Corp.	3.567%	3/6/45	32,755	30,475
	Halliburton Co.	6.700%	9/15/38	500	631
	Halliburton Co.	7.450%	9/15/39	500	685
	Halliburton Co.	4.500%	11/15/41	1,200	1,177
	Halliburton Co.	4.750%	8/1/43	3,050	3,074
	Kinder Morgan Inc.	5.550%	6/1/45	24,210	22,023
	National Oilwell Varco Inc.	3.950%	12/1/42	1,000	884
	Occidental Petroleum Corp.	4.625%	6/15/45	2,000	2,031
	Petro-Canada	6.800%	5/15/38	22,828	28,632
	Phillips 66 Partners LP	3.605%	2/15/25	80	74
	Shell International Finance BV	4.125%	5/11/35	40,000	39,460
	Shell International Finance BV	6.375%	12/15/38	43,260	55,581
	Shell International Finance BV	5.500%	3/25/40	20,955	24,669
	Shell International Finance BV	4.550%	8/12/43	16,340	16,734
	Shell International Finance BV	4.375%	5/11/45	46,025	46,255
	Suncor Energy Inc.	3.600%	12/1/24	4,855	4,829
	Suncor Energy Inc.	6.500%	6/15/38	11,910	14,683
	Suncor Energy Inc.	6.850%	6/1/39	7,035	8,940
	Tosco Corp.	7.800%	1/1/27	1,500	2,004
	Tosco Corp.	8.125%	2/15/30	20,000	27,968
	TransCanada PipeLines Ltd.	4.625%	3/1/34	5,000	5,041
	TransCanada PipeLines Ltd.	6.200%	10/15/37	1,500	1,722
	TransCanada PipeLines Ltd.	7.625%	1/15/39	49,100	65,619
	TransCanada PipeLines Ltd.	6.100%	6/1/40	2,300	2,604
	Transocean Inc.	7.500%	4/15/31	500	369
	Other Industrial (0.6%)
5	Massachusetts Institute of Technology GO	3.959%	7/1/38	25,200	26,063
	Massachusetts Institute of Technology GO	5.600%	7/1/11	1,100	1,383
5	Northwestern University	3.868%	12/1/48	21,605	21,327
5	Northwestern University Illinois GO	4.643%	12/1/44	25,315	27,887
4	President & Fellows of Harvard College Massachusetts
	GO	6.500%	1/15/39	3,865	5,393
	Technology (4.8%)
	Apple Inc.	3.850%	5/4/43	41,755	38,669
	Apple Inc.	4.450%	5/6/44	13,305	13,437
	Apple Inc.	3.450%	2/9/45	47,950	41,109
	Apple Inc.	4.375%	5/13/45	41,430	41,401
	Applied Materials Inc.	5.850%	6/15/41	1,150	1,330
	Broadcom Corp.	4.500%	8/1/34	500	501
	Cisco Systems Inc.	5.900%	2/15/39	37,500	45,264
	Cisco Systems Inc.	5.500%	1/15/40	35,725	41,521
	Intel Corp.	4.800%	10/1/41	23,180	23,741
	Intel Corp.	4.250%	12/15/42	1,000	948
	Intel Corp.	4.900%	7/29/45	7,000	7,202
	International Business Machines Corp.	7.000%	10/30/25	23,725	30,822
	International Business Machines Corp.	4.000%	6/20/42	23,900	22,016
6	Microsoft Corp.	3.125%	12/6/28	407	516
	Microsoft Corp.	3.500%	2/12/35	31,235	29,017
	Microsoft Corp.	4.500%	10/1/40	1,900	1,979
	Microsoft Corp.	5.300%	2/8/41	15,000	17,313
	Microsoft Corp.	3.500%	11/15/42	1,750	1,545
	Microsoft Corp.	3.750%	5/1/43	10,000	9,253
	Microsoft Corp.	4.875%	12/15/43	500	544
	Microsoft Corp.	3.750%	2/12/45	71,860	65,524
	Microsoft Corp.	4.000%	2/12/55	11,075	10,135
	Oracle Corp.	4.300%	7/8/34	3,500	3,510

82

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Oracle Corp.	3.900%	5/15/35	8,000	7,618
	Oracle Corp.	6.500%	4/15/38	40,833	51,966
	Oracle Corp.	6.125%	7/8/39	19,559	23,894
	Oracle Corp.	5.375%	7/15/40	43,160	48,376
	Oracle Corp.	4.500%	7/8/44	2,000	2,013
	Oracle Corp.	4.125%	5/15/45	32,500	30,719
	Oracle Corp.	4.375%	5/15/55	37,000	34,913
	QUALCOMM Inc.	3.450%	5/20/25	19,550	18,507
	QUALCOMM Inc.	4.650%	5/20/35	29,950	28,072
	QUALCOMM Inc.	4.800%	5/20/45	2,000	1,812
	Seagate HDD Cayman	4.750%	1/1/25	1,500	1,474
4	Seagate HDD Cayman	4.875%	6/1/27	2,000	1,930
4	Seagate HDD Cayman	5.750%	12/1/34	1,500	1,463
	Tyco Electronics Group SA	7.125%	10/1/37	525	688
	Verisk Analytics Inc.	5.500%	6/15/45	2,000	1,994
	Transportation (0.9%)
	Burlington Northern Santa Fe LLC	6.875%	12/1/27	1,500	1,918
	Burlington Northern Santa Fe LLC	5.750%	5/1/40	18,888	22,204
	Canadian Pacific Railway Co.	7.125%	10/15/31	2,013	2,632
	Canadian Pacific Railway Co.	5.750%	3/15/33	900	1,043
	CSX Corp.	4.400%	3/1/43	13,830	13,487
4	ERAC USA Finance LLC	7.000%	10/15/37	10,821	13,518
	FedEx Corp.	3.900%	2/1/35	9,070	8,527
	FedEx Corp.	5.100%	1/15/44	3,605	3,767
	Union Pacific Corp.	3.375%	2/1/35	1,500	1,367
	Union Pacific Corp.	4.750%	9/15/41	2,000	2,164
	Union Pacific Corp.	4.750%	12/15/43	20,510	22,159
	Union Pacific Corp.	4.821%	2/1/44	12,000	13,128
	Union Pacific Corp.	4.150%	1/15/45	1,500	1,478
	United Parcel Service Inc.	6.200%	1/15/38	9,850	12,613
	United Parcel Service Inc.	4.875%	11/15/40	2,700	2,991
	United Parcel Service Inc.	3.625%	10/1/42	6,790	6,361
					5,639,414
Utilities (13.3%)
	Electric (13.2%)
	Alabama Power Co.	6.000%	3/1/39	4,875	6,155
	Alabama Power Co.	5.500%	3/15/41	26,943	31,704
	Alabama Power Co.	5.200%	6/1/41	15,000	16,968
	Alabama Power Co.	3.750%	3/1/45	22,325	20,530
	Ameren Illinois Co.	4.300%	7/1/44	12,540	12,900
	Appalachian Power Co.	6.700%	8/15/37	38,600	48,754
	Baltimore Gas & Electric Co.	6.350%	10/1/36	1,230	1,554
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	17,452	20,978
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	10,000	10,933
	Berkshire Hathaway Energy Co.	4.500%	2/1/45	20,675	20,745
	CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	15,775	14,298
	Commonwealth Edison Co.	5.900%	3/15/36	2,120	2,607
	Commonwealth Edison Co.	3.800%	10/1/42	20,805	19,467
	Commonwealth Edison Co.	4.600%	8/15/43	12,560	13,321
	Commonwealth Edison Co.	4.700%	1/15/44	15,955	17,137
	Commonwealth Edison Co.	3.700%	3/1/45	15,990	14,697
	Connecticut Light & Power Co.	6.350%	6/1/36	14,500	18,611
	Connecticut Light & Power Co.	4.300%	4/15/44	940	961
	Connecticut Light & Power Co.	4.150%	6/1/45	8,445	8,403
	Consolidated Edison Co. of New York Inc.	5.100%	6/15/33	730	794
	Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	10,000	12,075
	Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	12,127	15,204
	Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	12,990	17,229
	Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	6,250	7,230
	Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	7,995	9,544
	Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	10,250	10,042
	Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	10,935	10,271
	Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	48,300	49,333

83

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	8,060	8,040
	Delmarva Power & Light Co.	4.000%	6/1/42	1,000	968
	Dominion Resources Inc.	4.700%	12/1/44	18,505	18,478
	DTE Electric Co.	6.625%	6/1/36	1,910	2,530
	DTE Electric Co.	4.000%	4/1/43	1,000	976
	Duke Energy Carolinas LLC	6.450%	10/15/32	8,200	10,645
	Duke Energy Carolinas LLC	6.100%	6/1/37	52,400	65,846
	Duke Energy Carolinas LLC	6.050%	4/15/38	2,440	3,072
	Duke Energy Carolinas LLC	5.300%	2/15/40	4,900	5,721
	Duke Energy Carolinas LLC	4.250%	12/15/41	16,200	16,592
	Duke Energy Carolinas LLC	4.000%	9/30/42	42,242	41,425
	Duke Energy Florida Inc.	6.750%	2/1/28	2,300	2,843
	Duke Energy Florida Inc.	6.400%	6/15/38	1,000	1,306
	Duke Energy Florida Inc.	5.650%	4/1/40	11,860	14,487
	Duke Energy Florida Inc.	3.850%	11/15/42	2,000	1,919
	Duke Energy Indiana Inc.	6.120%	10/15/35	2,723	3,346
	Duke Energy Indiana Inc.	6.450%	4/1/39	9,100	11,972
	Duke Energy Indiana Inc.	4.200%	3/15/42	12,700	12,763
	Duke Energy Indiana Inc.	4.900%	7/15/43	26,810	29,603
	Duke Energy Progress Inc.	5.700%	4/1/35	800	938
	Duke Energy Progress Inc.	4.100%	5/15/42	1,250	1,236
	Duke Energy Progress Inc.	4.100%	3/15/43	15,000	14,807
	Duke Energy Progress Inc.	4.375%	3/30/44	2,000	2,075
4	Enel Finance International NV	6.000%	10/7/39	1,000	1,151
	Entergy Louisiana LLC	4.950%	1/15/45	1,105	1,117
4	FirstEnergy Transmission LLC	4.350%	1/15/25	850	871
4	FirstEnergy Transmission LLC	5.450%	7/15/44	2,000	2,090
	Florida Power & Light Co.	5.625%	4/1/34	16,275	19,729
	Florida Power & Light Co.	5.400%	9/1/35	13,380	15,909
	Florida Power & Light Co.	6.200%	6/1/36	400	515
	Florida Power & Light Co.	5.960%	4/1/39	15,100	19,303
	Florida Power & Light Co.	5.690%	3/1/40	700	870
	Florida Power & Light Co.	5.250%	2/1/41	21,662	25,317
	Florida Power & Light Co.	5.125%	6/1/41	437	506
	Florida Power & Light Co.	4.125%	2/1/42	11,265	11,331
	Florida Power & Light Co.	3.800%	12/15/42	26,975	25,870
	Florida Power & Light Co.	4.050%	10/1/44	10,825	10,808
	Georgia Power Co.	5.950%	2/1/39	29,827	35,675
	Georgia Power Co.	5.400%	6/1/40	10,100	11,322
	Georgia Power Co.	4.750%	9/1/40	18,680	19,041
	Georgia Power Co.	4.300%	3/15/42	9,982	9,453
5	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	22,609	24,869
	Kentucky Utilities Co.	5.125%	11/1/40	1,000	1,147
	Kentucky Utilities Co.	4.650%	11/15/43	1,000	1,074
	MidAmerican Energy Co.	5.800%	10/15/36	500	613
	MidAmerican Energy Co.	4.800%	9/15/43	29,300	32,344
	Mississippi Power Co.	4.250%	3/15/42	2,000	1,814
	National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	44,509	44,751
	Nevada Power Co.	6.650%	4/1/36	5,830	7,618
	Nevada Power Co.	5.375%	9/15/40	18,230	20,858
	Nevada Power Co.	5.450%	5/15/41	23,620	27,344
	Northern States Power Co.	6.200%	7/1/37	27,900	36,082
	Oglethorpe Power Corp.	5.375%	11/1/40	2,000	2,256
	Oklahoma Gas & Electric Co.	6.500%	4/15/28	1,300	1,599
	Oklahoma Gas & Electric Co.	4.550%	3/15/44	500	533
	Pacific Gas & Electric Co.	6.050%	3/1/34	46,041	56,216
	Pacific Gas & Electric Co.	5.800%	3/1/37	900	1,061
	Pacific Gas & Electric Co.	6.350%	2/15/38	8,192	10,339
	Pacific Gas & Electric Co.	6.250%	3/1/39	35,905	44,922
	Pacific Gas & Electric Co.	5.400%	1/15/40	22,200	25,399
	Pacific Gas & Electric Co.	4.500%	12/15/41	700	719
	Pacific Gas & Electric Co.	5.125%	11/15/43	1,700	1,881
	Pacific Gas & Electric Co.	4.750%	2/15/44	21,355	22,784
	PacifiCorp	5.250%	6/15/35	1,301	1,497

84

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	PacifiCorp	6.100%	8/1/36	15,000	18,928
	PacifiCorp	6.250%	10/15/37	7,815	10,087
	PacifiCorp	6.350%	7/15/38	20,000	25,842
	PacifiCorp	6.000%	1/15/39	32,446	40,827
	PacifiCorp	4.100%	2/1/42	24,520	24,251
	PECO Energy Co.	4.800%	10/15/43	15,530	17,091
	PECO Energy Co.	4.150%	10/1/44	1,100	1,111
	Potomac Electric Power Co.	6.500%	11/15/37	1,225	1,615
	Potomac Electric Power Co.	7.900%	12/15/38	150	230
	Potomac Electric Power Co.	4.150%	3/15/43	2,000	1,994
	PPL Electric Utilities Corp.	6.250%	5/15/39	10,975	14,320
	PPL Electric Utilities Corp.	5.200%	7/15/41	1,250	1,438
	PSEG Power LLC	8.625%	4/15/31	10,112	14,162
	Public Service Co. of Colorado	3.600%	9/15/42	15,055	13,902
	Public Service Electric & Gas Co.	3.650%	9/1/42	22,483	21,122
	Public Service Electric & Gas Co.	4.000%	6/1/44	700	691
	Puget Sound Energy Inc.	6.724%	6/15/36	10,000	13,402
	Puget Sound Energy Inc.	6.274%	3/15/37	500	641
	Puget Sound Energy Inc.	5.757%	10/1/39	1,100	1,343
	Puget Sound Energy Inc.	5.795%	3/15/40	18,130	22,478
	Puget Sound Energy Inc.	5.764%	7/15/40	500	607
	Puget Sound Energy Inc.	4.300%	5/20/45	400	410
	South Carolina Electric & Gas Co.	6.625%	2/1/32	35,000	44,885
	South Carolina Electric & Gas Co.	6.050%	1/15/38	10,600	12,840
	South Carolina Electric & Gas Co.	5.450%	2/1/41	300	344
	South Carolina Electric & Gas Co.	4.350%	2/1/42	32,687	32,288
	South Carolina Electric & Gas Co.	4.600%	6/15/43	300	306
	South Carolina Electric & Gas Co.	4.500%	6/1/64	19,430	18,373
	Southern California Edison Co.	6.000%	1/15/34	19,095	23,676
	Southern California Edison Co.	5.950%	2/1/38	16,100	20,150
	Southern California Edison Co.	6.050%	3/15/39	845	1,075
	Southern California Edison Co.	4.500%	9/1/40	12,000	12,614
	Southern California Edison Co.	3.900%	12/1/41	500	483
	Southern California Edison Co.	4.050%	3/15/42	800	791
	Southern California Edison Co.	3.900%	3/15/43	18,480	17,787
	Southern California Edison Co.	4.650%	10/1/43	29,150	31,511
	Southwestern Public Service Co.	4.500%	8/15/41	22,555	23,698
	Tampa Electric Co.	6.150%	5/15/37	36,000	46,079
	Tampa Electric Co.	4.100%	6/15/42	1,010	994
	Tampa Electric Co.	4.200%	5/15/45	600	600
	Virginia Electric & Power Co.	6.000%	5/15/37	57,330	71,685
	Virginia Electric & Power Co.	6.350%	11/30/37	2,000	2,630
	Virginia Electric & Power Co.	4.650%	8/15/43	1,140	1,216
	Westar Energy Inc.	4.125%	3/1/42	1,175	1,184
	Westar Energy Inc.	4.625%	9/1/43	1,300	1,404
	Wisconsin Public Service Corp.	4.752%	11/1/44	17,500	19,500
	Natural Gas (0.1%)
	Atmos Energy Corp.	4.150%	1/15/43	1,500	1,474
	Atmos Energy Corp.	4.125%	10/15/44	1,000	978
	ONE Gas Inc.	4.658%	2/1/44	700	745
	Southern California Gas Co.	5.125%	11/15/40	3,922	4,551
	Southern California Gas Co.	3.750%	9/15/42	200	191

					1,923,175

Total Corporate Bonds (Cost $9,834,000)					10,680,541

Sovereign Bonds (U.S. Dollar-Denominated) (1.7%)
4	CDP Financial Inc.	5.600%	11/25/39	15,000	18,683
4	CNOOC Finance 2011 Ltd.	5.750%	1/26/41	8,620	10,201
4	CNPC HK Overseas Capital Ltd.	5.950%	4/28/41	700	838
	Ecopetrol SA	5.875%	5/28/45	1,050	913
4	Electricite de France SA	6.950%	1/26/39	23,040	30,287
4	Electricite de France SA	4.875%	1/22/44	18,730	20,200
4	Electricite de France SA	6.000%	1/22/14	2,280	2,580

85

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Export-Import Bank of Korea	3.250%	8/12/26	5,000	5,015
	Federative Republic of Brazil	5.000%	1/27/45	3,125	2,613
4	OCP SA	5.625%	4/25/24	275	288
5	Oriental Republic of Uruguay	5.100%	6/18/50	325	312
	Pertamina Persero PT	6.000%	5/3/42	650	604
4	Pertamina Persero PT	6.450%	5/30/44	300	293
	Petrobras Global Finance BV	5.625%	5/20/43	1,060	786
	Petroleos Mexicanos	5.500%	1/21/21	7,000	7,584
	Petroleos Mexicanos	4.875%	1/24/22	500	521
4	Petroleos Mexicanos	5.625%	1/23/46	1,200	1,126
	Quebec	7.500%	9/15/29	9,000	13,279
6	Republic of Chile	1.875%	5/27/30	3,500	3,610
	Republic of Colombia	6.125%	1/18/41	825	889
5	Republic of Colombia	5.625%	2/26/44	138	140
5	Republic of Colombia	5.000%	6/15/45	1,010	938
	Republic of Indonesia	4.125%	1/15/25	765	754
4	Republic of Indonesia	6.625%	2/17/37	200	227
	Republic of Indonesia	6.625%	2/17/37	1,400	1,571
4	Republic of Indonesia	6.750%	1/15/44	950	1,107
	Republic of Kazakhstan	4.875%	10/14/44	780	638
	Republic of Kazakhstan	6.500%	7/21/45	800	793
	Republic of Peru	5.625%	11/18/50	650	731
	Republic of Poland	5.125%	4/21/21	3,200	3,596
	Republic of Poland	4.000%	1/22/24	7,000	7,406
	Republic of Romania	4.375%	8/22/23	500	519
	Republic of Turkey	6.750%	4/3/18	300	331
	Republic of Turkey	7.375%	2/5/25	665	793
	Republic of Turkey	4.875%	4/16/43	3,550	3,200
4	Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	2,000	2,101
	Statoil ASA	5.100%	8/17/40	15,050	16,495
	Statoil ASA	4.250%	11/23/41	6,400	6,261
	Statoil ASA	3.950%	5/15/43	29,310	27,658
	Statoil ASA	4.800%	11/8/43	18,740	20,169
4	Temasek Financial I Ltd.	3.375%	7/23/42	23,355	21,767
	United Mexican States	4.000%	10/2/23	500	515
	United Mexican States	4.750%	3/8/44	1,275	1,236
	United Mexican States	5.750%	10/12/10	1,250	1,257

Total Sovereign Bonds (Cost $231,265)					240,825

Taxable Municipal Bonds (15.3%)
	Allentown PA Neighborhood Improvement Zone
	Development Authority Revenue	5.420%	5/1/21	1,000	1,035
	Allentown PA Neighborhood Improvement Zone
	Development Authority Revenue	5.620%	5/1/22	1,930	2,018
	American Municipal Power Ohio Inc. Revenue (Prairie
	State Energy Campus Project)	6.270%	2/15/50	53,500	64,361
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.793%	4/1/30	17,420	21,774
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.918%	4/1/40	44,640	59,266
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.263%	4/1/49	25,730	34,182
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	7.043%	4/1/50	13,775	18,958
	California GO	7.500%	4/1/34	26,555	37,727
	California GO	7.550%	4/1/39	55,350	81,679
	California GO	7.300%	10/1/39	109,045	154,230
	California GO	7.350%	11/1/39	3,645	5,180
	California GO	7.625%	3/1/40	30,135	44,484
	California GO	7.600%	11/1/40	74,320	111,715
	California Public Works Board Lease Revenue (Various
	Capital Projects)	8.361%	10/1/34	11,665	16,691
	Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	15,710	19,551

86

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Chicago IL Transit Authority Transfer Tax Receipts
	Revenue	6.899%	12/1/40	4,200	4,947
	Chicago Transit Authority	6.899%	12/1/40	530	624
7	Commonwealth Financing Authority Pennsylvania
	Revenue	5.197%	6/1/26	19,975	21,819
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	200	260
	Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	200	233
	District of Columbia Water & Sewer Authority Public
	Utility Revenue	4.814%	10/1/14	2,000	2,035
	Duke University North Carolina Revenue	5.850%	4/1/37	30,450	38,024
	George Washington University District of Columbia GO	4.300%	9/15/44	3,000	2,923
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	39,585	48,201
	Grand Parkway Transportation Corp. Texas System Toll
	Revenue	5.184%	10/1/42	1,500	1,771
	Houston TX GO	6.290%	3/1/32	24,190	29,452
	Illinois GO	5.100%	6/1/33	193,305	183,574
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	19,300	24,085
	Los Angeles CA Department of Water & Power
	Revenue	5.716%	7/1/39	4,175	5,059
	Los Angeles CA Department of Water & Power
	Revenue	6.008%	7/1/39	11,900	14,768
	Los Angeles CA Department of Water & Power
	Revenue	6.574%	7/1/45	31,480	42,750
	Los Angeles CA Department of Water & Power
	Revenue	6.603%	7/1/50	5,655	7,799
	Los Angeles CA Unified School District GO	5.755%	7/1/29	19,500	23,422
	Los Angeles CA Unified School District GO	5.750%	7/1/34	10,815	13,045
	Los Angeles CA Unified School District GO	6.758%	7/1/34	64,235	85,084
	Los Angeles County CA Metropolitan Transportation
	Authority Sales Tax Revenue	5.735%	6/1/39	15,100	18,473
	Mississippi GO	5.539%	10/1/29	1,500	1,735
8	New Jersey Economic Development Authority
	Revenue (State Pension Funding)	7.425%	2/15/29	50,002	57,139
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	52,934	73,941
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	62,755	84,909
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.724%	6/15/42	12,780	16,089
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.952%	6/15/42	18,210	23,458
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	6.011%	6/15/42	6,980	9,050
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	6.282%	6/15/42	7,225	8,251
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.882%	6/15/44	32,580	41,960
	New York City NY Transitional Finance Authority Future
	Tax Revenue	5.508%	8/1/37	2,875	3,465
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	7.336%	11/15/39	66,105	96,327
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	6.089%	11/15/40	5,950	7,511
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.289%	3/15/33	7,325	8,456
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.628%	3/15/39	19,595	23,638
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.600%	3/15/40	2,000	2,455
	New York State GO	5.590%	3/1/35	1,000	1,179
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	26,971	37,090
	Ohio State University General Receipts Revenue	4.910%	6/1/40	12,300	13,975
	Ohio State University General Receipts Revenue	4.800%	6/1/11	20,231	19,583
	Oregon GO	5.892%	6/1/27	14,590	17,526
9	Oregon School Boards Association GO	4.759%	6/30/28	10,000	10,960
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	20,335	25,002

87

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	15,250	18,001
	Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	21,245	25,078
	Port Authority of New York & New Jersey Revenue	4.960%	8/1/46	2,000	2,179
	Port Authority of New York & New Jersey Revenue	5.310%	8/1/46	9,260	9,901
	Port Authority of New York & New Jersey Revenue	4.926%	10/1/51	29,305	31,796
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	34,890	34,611
1	President & Fellows of Harvard College Massachusetts
	GO	6.300%	10/1/37	52,593	54,565
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	10,450	13,424
	San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	13,370	14,228
	San Francisco CA City & County Public Utilities
	Commission Water Revenue	6.950%	11/1/50	1,400	1,927
	Texas Transportation Commission Revenue	5.178%	4/1/30	3,690	4,286
	University of California	3.931%	5/15/45	8,400	8,145
	University of California Regents General Revenue	4.601%	5/15/31	11,165	12,047
	University of California Regents Medical Center
	Revenue	6.548%	5/15/48	25,770	33,178
	University of California Regents Medical Center
	Revenue	6.583%	5/15/49	8,695	11,186
	University of California Revenue	5.770%	5/15/43	5,155	6,277
	University of California Revenue	4.765%	5/15/44	9,290	9,763
	University of California Revenue	4.858%	5/15/12	31,025	29,052
	University of California Revenue	4.767%	5/15/15	14,875	13,882
	University of Texas System Revenue Financing System
	Revenue	5.262%	7/1/39	11,500	13,835
	University of Texas System Revenue Financing System
	Revenue	4.794%	8/15/46	8,915	10,068
	Washington GO	5.481%	8/1/39	8,890	10,871
	Washington University Revenue	4.072%	10/15/44	1,000	1,052
7	Wisconsin GO	5.700%	5/1/26	23,025	27,366

Total Taxable Municipal Bonds (Cost $1,949,597)					2,221,616

				Shares

Temporary Cash Investments (5.0%)
Money Market Fund (1.0%)
10	Vanguard Market Liquidity Fund	0.152%		142,204,326	142,204

				Face
				Amount
				($000)
Repurchase Agreements (4.0%)
	Bank of America Securities, LLC (Dated 7/31/15,
	Repurchase Value $51,401,000, collateralized by
	Government National Mortgage Assn. 3.500%,
	7/20/45, with a value of $52,548,000)	0.150%	8/3/15	51,400	51,400
	Bank of Montreal (Dated 7/31/15, Repurchase Value
	$55,501,000, collateralized by U.S. Treasury
	Note/Bond 0.875%-3.000%, 9/30/16-12/31/20, with a
	value of $56,610,000)	0.130%	8/3/15	55,500	55,500
	Bank of Montreal (Dated 7/31/15, Repurchase Value
	$50,001,000, collateralized by Federal National
	Mortgage Assn. 4.000%, 8/1/44, Federal Home Loan
	Mortgage Corp. 3.500%-5.500%, 4/1/34-5/1/45, and
	Government National Mortgage Assn. 5.500%,
	9/15/29, with a value of $51,000,000)	0.150%	8/3/15	50,000	50,000
	Barclays Capital Inc. (Dated 7/31/15, Repurchase Value
	$173,602,000, collateralized by U.S. Treasury
	Note/Bond 2.750%, 2/15/24, with a value of
	$177,072,000)	0.130%	8/3/15	173,600	173,600

88

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Citigroup Global Markets Inc. (Dated 7/31/15,
Repurchase Value $137,402,000, collateralized by
U.S. Treasury Note/Bond 0.875%-2.250%, 7/15/18-
4/30/21, with a value of $140,148,000)	0.140%	8/3/15	137,400	137,400
RBC Capital Markets LLC (Dated 7/31/15, Repurchase
Value $116,201,000, collateralized by Federal
National Mortgage Assn. 1.354%-6.000%, 5/1/26-
6/1/45, Federal Home Loan Mortgage Corp. 2.191%-
4.500%, 6/1/25-5/1/45, and Government National
Mortgage Assn. 1.625%-4.571%, 8/20/40-3/20/65,
with a value of $118,524,000)	0.140%	8/3/15	116,200	116,200

				584,100

Total Temporary Cash Investments (Cost $726,304)				726,304
Total Investments (99.0%) (Cost $13,206,843)				14,354,952

		Expiration
		Date	Contracts
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.00		8/21/15	24	(21)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.50		8/21/15	24	(15)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $128.00		8/21/15	43	(17)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $128.50		8/21/15	6	(2)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.00		8/21/15	24	(2)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.50		8/21/15	33	(3)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $126.00		8/21/15	24	(4)
Total Liability for Options Written (Premiums received $61)				(64)

Other Assets and Liabilities—Net (1.0%)[11]				144,162
Net Assets (100%)				14,499,050

1	Securities with a value of $5,179,000 have been segregated as initial margin for open futures contracts.
2	Securities with a value of $26,632,000 have been segregated as initial margin for open cleared swap contracts.
3	The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2015, the aggregate value of these securities was $950,205,000, representing 6.6% of net assets.
5	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6	Face amount denominated in euro.
7	Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
8	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
9	Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
10	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
11	Cash of $11,849,000 has been segregated as initial margin for open futures contracts. GO—General Obligation Bond.

89

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (1.9%)
U.S. Government Securities (1.9%)
	United States Treasury Note/Bond	0.375%	5/31/16	170,920	171,053
	United States Treasury Note/Bond	0.875%	11/30/16	169,570	170,471

Total U.S. Government and Agency Obligations (Cost $341,289)					341,524

Asset-Backed/Commercial Mortgage-Backed Security (0.3%)
	Avis Budget Car Rental LLC / Avis Budget Finance Inc.
	(Cost $55,572)	5.500%	4/1/23	55,636	55,914

Corporate Bonds (92.6%)
Finance (12.8%)
	Banking (2.7%)
1,2	Credit Suisse Group AG	6.250%	12/29/49	96,200	94,036
1	HSBC Holdings plc	5.625%	12/29/49	35,775	35,790
1	HSBC Holdings plc	6.375%	12/29/49	71,525	71,883
	Royal Bank of Scotland Group plc	6.125%	12/15/22	113,600	122,562
	Royal Bank of Scotland Group plc	6.000%	12/19/23	21,835	23,409
	Royal Bank of Scotland Group plc	5.125%	5/28/24	15,710	15,895
1,2	Societe Generale SA	6.000%	10/27/49	61,835	58,279
	UBS AG	7.625%	8/17/22	55,150	64,797
	Finance Companies (7.9%)
2	AerCap Ireland Capital Ltd. / AerCap Global Aviation
	Trust	3.750%	5/15/19	47,800	47,979
2	AerCap Ireland Capital Ltd. / AerCap Global Aviation
	Trust	4.500%	5/15/21	57,835	58,919
2	AerCap Ireland Capital Ltd. / AerCap Global Aviation
	Trust	5.000%	10/1/21	22,830	23,715
	AerCap Ireland Capital Ltd. / AerCap Global Aviation
	Trust	4.625%	7/1/22	18,925	19,304
	Aircastle Ltd.	6.250%	12/1/19	11,530	12,769
	Aircastle Ltd.	5.125%	3/15/21	1,020	1,051
	Aircastle Ltd.	5.500%	2/15/22	25,900	26,871
	CIT Group Inc.	5.250%	3/15/18	102,005	106,085
2	CIT Group Inc.	6.625%	4/1/18	120,655	130,006
2	CIT Group Inc.	5.500%	2/15/19	78,830	83,363
	CIT Group Inc.	3.875%	2/19/19	33,380	33,547
	CIT Group Inc.	5.375%	5/15/20	98,370	104,149
	CIT Group Inc.	5.000%	8/15/22	96,680	98,251
	Homer City Generation LP	8.734%	10/1/26	121,041	122,856
	International Lease Finance Corp.	8.750%	3/15/17	20,970	22,805
	International Lease Finance Corp.	3.875%	4/15/18	38,110	38,682
	International Lease Finance Corp.	5.875%	4/1/19	46,220	49,340
	International Lease Finance Corp.	6.250%	5/15/19	70,781	77,151
	International Lease Finance Corp.	8.250%	12/15/20	51,121	60,962
	International Lease Finance Corp.	4.625%	4/15/21	29,400	29,988
	International Lease Finance Corp.	8.625%	1/15/22	29,100	35,720
	International Lease Finance Corp.	5.875%	8/15/22	2,605	2,839
	iStar Financial Inc.	4.875%	7/1/18	8,955	8,821
	iStar Financial Inc.	5.000%	7/1/19	6,190	6,074
	Navient Corp.	8.450%	6/15/18	44,100	47,573
	Navient Corp.	5.500%	1/15/19	79,080	77,498
	Navient Corp.	8.000%	3/25/20	58,325	60,512
	Navient Corp.	7.250%	1/25/22	19,145	18,906
	Navient Corp.	5.500%	1/25/23	25,175	22,154
	Insurance (1.3%)
2	Liberty Mutual Group Inc.	7.800%	3/15/37	58,440	69,251
	Unum Group	7.375%	6/15/32	6,295	7,520
1	Voya Financial Inc.	5.650%	5/15/53	87,753	89,618
	WellCare Health Plans Inc.	5.750%	11/15/20	59,950	63,022
	Other Finance (0.6%)
2	Argos Merger Sub Inc.	7.125%	3/15/23	87,535	92,459

90

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	CNO Financial Group Inc.	4.500%	5/30/20	4,865	5,023
	CNO Financial Group Inc.	5.250%	5/30/25	21,475	22,254
	Real Estate Investment Trusts (0.3%)
	Felcor Lodging LP	5.625%	3/1/23	42,805	44,089
2	Felcor Lodging LP	6.000%	6/1/25	11,640	11,960
					2,319,737
Industrial (75.5%)
	Basic Industry (5.9%)
	AK Steel Corp.	7.625%	10/1/21	77,440	55,950
	ArcelorMittal	5.125%	6/1/20	9,600	9,648
	ArcelorMittal	6.000%	8/5/20	16,015	16,175
	ArcelorMittal	6.250%	3/1/21	7,280	7,353
	ArcelorMittal	7.000%	2/25/22	18,740	19,396
	ArcelorMittal	6.125%	6/1/25	21,830	20,793
3,4	Arch Coal Inc. Bank Loan	6.250%	5/16/18	108,970	61,677
	Axiall Corp.	4.875%	5/15/23	7,245	7,010
2	Cascades Inc.	5.500%	7/15/22	9,990	9,715
	Cloud Peak Energy Resources LLC / Cloud Peak Energy
	Finance Corp.	8.500%	12/15/19	6,820	4,876
2,5	Constellium NV	4.625%	5/15/21	3,745	3,743
2	Constellium NV	8.000%	1/15/23	51,375	49,449
2	Constellium NV	5.750%	5/15/24	15,447	12,821
	Eagle Spinco Inc.	4.625%	2/15/21	23,555	22,907
2	FMG Resources August 2006 Pty Ltd.	9.750%	3/1/22	6,275	5,773
2	FMG Resources August 2006 Pty Ltd.	6.875%	4/1/22	161,760	93,416
	Hexion US Finance Corp.	6.625%	4/15/20	123,010	112,708
2	Huntsman International LLC	5.125%	11/15/22	36,635	35,353
2,5	INEOS Group Holdings SA	5.750%	2/15/19	25,775	29,089
2	INEOS Group Holdings SA	5.875%	2/15/19	41,500	41,811
	Novelis Inc.	8.375%	12/15/17	40,790	42,218
	Novelis Inc.	8.750%	12/15/20	77,187	81,529
	Peabody Energy Corp.	6.000%	11/15/18	12,770	4,533
	Peabody Energy Corp.	6.500%	9/15/20	3,880	1,145
	Peabody Energy Corp.	6.250%	11/15/21	8,060	2,287
2	Peabody Energy Corp.	10.000%	3/15/22	48,400	24,684
	Peabody Energy Corp.	7.875%	11/1/26	48,672	13,142
	Steel Dynamics Inc.	5.125%	10/1/21	41,770	41,666
	Steel Dynamics Inc.	5.500%	10/1/24	37,825	37,730
	United States Steel Corp.	7.375%	4/1/20	37,839	37,082
	United States Steel Corp.	6.875%	4/1/21	33,676	31,992
	United States Steel Corp.	6.650%	6/1/37	13,760	11,386
2,5	VWR Funding Inc.	4.625%	4/15/22	112,916	119,874
	Capital Goods (6.0%)
2	Ardagh Packaging Finance plc	9.125%	10/15/20	24,775	26,107
2	Ashtead Capital Inc.	6.500%	7/15/22	28,180	29,730
2	BlueLine Rental Finance Corp.	7.000%	2/1/19	14,767	14,730
2	Building Materials Corp. of America	6.750%	5/1/21	67,904	71,299
2	Building Materials Corp. of America	5.375%	11/15/24	36,177	36,403
	Case New Holland Inc.	7.875%	12/1/17	91,500	100,536
2	Cemex Finance LLC	6.000%	4/1/24	17,210	17,279
2	Cemex SAB de CV	6.125%	5/5/25	108,600	108,166
	Clean Harbors Inc.	5.250%	8/1/20	62,913	64,329
	Clean Harbors Inc.	5.125%	6/1/21	40,024	40,624
	CNH Industrial Capital LLC	6.250%	11/1/16	38,000	39,520
	CNH Industrial Capital LLC	3.625%	4/15/18	34,260	34,645
2	CNH Industrial Capital LLC	3.875%	7/16/18	22,025	22,383
	CNH Industrial Capital LLC	3.375%	7/15/19	8,988	8,954
	Crown Americas LLC / Crown Americas Capital Corp. III	6.250%	2/1/21	38,900	40,796
2	HD Supply Inc.	5.250%	12/15/21	38,735	39,994
	Huntington Ingalls Industries Inc.	7.125%	3/15/21	43,475	45,812
	Masco Corp.	7.125%	3/15/20	59,416	69,368
	Masco Corp.	7.750%	8/1/29	16,486	18,876
	Masco Corp.	6.500%	8/15/32	5,880	6,086

91

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Owens Corning	9.000%	6/15/19	4,142	4,935
	Owens Corning	7.000%	12/1/36	5,380	6,311
2	Rexel SA	5.250%	6/15/20	5,130	5,268
	Reynolds Group Issuer Inc. / Reynolds Group Issuer
	LLC / Reynolds Group Issuer Lu	5.750%	10/15/20	31,580	32,725
	Reynolds Group Issuer Inc. / Reynolds Group Issuer
	LLC / Reynolds Group Issuer Lu	6.875%	2/15/21	38,716	40,458
	United Rentals North America Inc.	7.375%	5/15/20	63,402	67,761
	United Rentals North America Inc.	7.625%	4/15/22	40,245	43,867
	United Rentals North America Inc.	6.125%	6/15/23	11,580	11,942
	United Rentals North America Inc.	4.625%	7/15/23	12,015	11,880
	United Rentals North America Inc.	5.500%	7/15/25	15,370	14,774
2	USG Corp.	5.500%	3/1/25	8,590	8,547
	Vulcan Materials Co.	7.150%	11/30/37	7,270	7,861
	Communication (24.4%)
2	Altice Financing SA	6.625%	2/15/23	37,121	38,235
	Belo Corp.	7.250%	9/15/27	9,640	10,267
	CCO Holdings LLC / CCO Holdings Capital Corp.	7.000%	1/15/19	13,281	13,796
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.250%	3/15/21	8,380	8,527
	CCO Holdings LLC / CCO Holdings Capital Corp.	6.500%	4/30/21	18,025	18,791
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.250%	9/30/22	12,635	12,761
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.125%	2/15/23	13,406	13,272
2	CCO Holdings LLC / CCO Holdings Capital Corp.	5.125%	5/1/23	97,010	96,603
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.750%	9/1/23	33,450	34,077
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.750%	1/15/24	4,855	4,940
2	CCO Holdings LLC / CCO Holdings Capital Corp.	5.375%	5/1/25	79,205	78,017
2	CCO Holdings LLC / CCO Holdings Capital Corp.	5.875%	5/1/27	24,255	24,012
2	CCO Safari II LLC	4.908%	7/23/25	61,950	62,049
2	CCO Safari II LLC	6.484%	10/23/45	44,215	45,686
2	Cequel Communications Holdings I LLC / Cequel
	Capital Corp.	5.125%	12/15/21	59,340	55,038
	Crown Castle International Corp.	4.875%	4/15/22	3,450	3,541
	CSC Holdings LLC	7.875%	2/15/18	27,180	29,830
	CSC Holdings LLC	7.625%	7/15/18	79,045	86,949
	CSC Holdings LLC	8.625%	2/15/19	10,520	11,914
	CSC Holdings LLC	6.750%	11/15/21	20,914	21,698
	DISH DBS Corp.	7.875%	9/1/19	11,685	13,116
	DISH DBS Corp.	6.750%	6/1/21	153,840	162,301
	DISH DBS Corp.	5.875%	7/15/22	94,575	94,102
	DISH DBS Corp.	5.000%	3/15/23	15,135	14,113
	DISH DBS Corp.	5.875%	11/15/24	8,045	7,784
	Embarq Corp.	7.995%	6/1/36	23,035	25,366
	Gannett Co. Inc.	5.125%	10/15/19	16,530	17,067
	Gannett Co. Inc.	5.125%	7/15/20	64,680	67,267
2	Gannett Co. Inc.	4.875%	9/15/21	4,115	4,115
	Gannett Co. Inc.	6.375%	10/15/23	66,721	70,391
2	Gannett Co. Inc.	5.500%	9/15/24	2,315	2,321
	Hughes Satellite Systems Corp.	6.500%	6/15/19	81,968	89,755
	IAC/InterActiveCorp	4.875%	11/30/18	19,725	20,415
	IAC/InterActiveCorp	4.750%	12/15/22	17,085	16,572
2	Inmarsat Finance plc	4.875%	5/15/22	34,230	33,631
	Intelsat Jackson Holdings SA	7.250%	4/1/19	85,330	84,903
	Intelsat Jackson Holdings SA	7.250%	10/15/20	164,947	164,122
	Intelsat Jackson Holdings SA	7.500%	4/1/21	53,900	53,765
	Intelsat Jackson Holdings SA	5.500%	8/1/23	61,350	55,368
	Lamar Media Corp.	5.875%	2/1/22	17,195	17,861
	Lamar Media Corp.	5.000%	5/1/23	33,940	33,855
	Level 3 Escrow II Inc.	5.375%	8/15/22	75,480	76,235
	Level 3 Financing Inc.	6.125%	1/15/21	4,395	4,615
2	Level 3 Financing Inc.	5.625%	2/1/23	26,620	27,086
2	Level 3 Financing Inc.	5.125%	5/1/23	36,380	35,561
2	Level 3 Financing Inc.	5.375%	5/1/25	36,380	35,289
3,4	Level 3 Financing, Inc. Bank Loan	4.000%	1/15/20	40,855	40,944

92

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Liberty Interactive LLC	8.500%	7/15/29	42,553	46,064
	Liberty Interactive LLC	8.250%	2/1/30	115,253	121,592
2,5	Matterhorn Telecom SA	3.875%	5/1/22	42,691	43,973
2,5	Matterhorn Telecom SA	4.875%	5/1/22	21,426	22,059
	MetroPCS Wireless Inc.	6.625%	11/15/20	75,800	78,832
	National CineMedia LLC	6.000%	4/15/22	32,455	33,348
2	NBCUniversal Enterprise Inc.	5.250%	3/29/49	62,790	66,557
2	Netflix Inc.	5.875%	2/15/25	54,935	57,682
2	Nielsen Finance LLC / Nielsen Finance Co.	5.000%	4/15/22	128,155	126,873
2	Numericable Group SA	4.875%	5/15/19	35,785	36,411
2	Numericable Group SA	6.000%	5/15/22	37,955	38,619
	Quebecor Media Inc.	5.750%	1/15/23	81,310	82,546
	Qwest Corp.	6.875%	9/15/33	29,607	29,385
	SBA Communications Corp.	5.625%	10/1/19	37,650	39,438
	SBA Communications Corp.	4.875%	7/15/22	50,220	49,718
	SBA Telecommunications Inc.	5.750%	7/15/20	33,911	35,395
2	Sirius XM Radio Inc.	4.250%	5/15/20	8,595	8,563
2	Sirius XM Radio Inc.	4.625%	5/15/23	11,110	10,721
2	Softbank Corp.	4.500%	4/15/20	159,095	159,493
	Sprint Corp.	7.250%	9/15/21	95,745	91,676
	Sprint Corp.	7.875%	9/15/23	69,035	66,101
	Sprint Corp.	7.125%	6/15/24	24,340	22,271
2	Sprint Nextel Corp.	9.000%	11/15/18	92,545	103,650
2	Sprint Nextel Corp.	7.000%	3/1/20	135,830	144,659
	T-Mobile USA Inc.	5.250%	9/1/18	12,700	13,018
	T-Mobile USA Inc.	6.464%	4/28/19	41,835	43,090
	T-Mobile USA Inc.	6.633%	4/28/21	71,475	75,764
	T-Mobile USA Inc.	6.125%	1/15/22	10,000	10,450
	T-Mobile USA Inc.	6.731%	4/28/22	51,165	54,235
	T-Mobile USA Inc.	6.836%	4/28/23	4,943	5,240
	T-Mobile USA Inc.	6.500%	1/15/24	4,345	4,579
	Time Warner Cable Inc.	5.500%	9/1/41	50,000	45,931
3,4	Tribune Company Bank Loan	3.750%	12/27/20	58,352	58,370
2	Tribune Media Co.	5.875%	7/15/22	65,750	67,147
2	Unitymedia Hessen GmbH & Co. KG / Unitymedia
	NRW GmbH	5.500%	1/15/23	31,060	31,604
2	Univision Communications Inc.	5.125%	2/15/25	126,080	126,395
2	UPCB Finance V Ltd.	7.250%	11/15/21	36,896	39,847
2	UPCB Finance VI Ltd.	6.875%	1/15/22	28,832	30,854
	Videotron Ltd.	5.000%	7/15/22	85,064	86,340
2	Videotron Ltd.	5.375%	6/15/24	7,178	7,251
2	Virgin Media Secured Finance plc	5.375%	4/15/21	42,489	43,657
2	Wind Acquisition Finance SA	4.750%	7/15/20	67,250	68,931
2	Zayo Group LLC / Zayo Capital Inc.	6.000%	4/1/23	104,300	104,039
2	Zayo Group LLC / Zayo Capital Inc.	6.375%	5/15/25	46,170	45,708
	Consumer Cyclical (6.4%)
2	Activision Blizzard Inc.	5.625%	9/15/21	48,038	50,440
2	Activision Blizzard Inc.	6.125%	9/15/23	48,570	52,456
	ADT Corp.	5.250%	3/15/20	10,000	10,325
	ADT Corp.	6.250%	10/15/21	68,835	72,621
2	Carlson Travel Holdings Inc.	7.500%	8/15/19	25,375	25,692
2	Carlson Wagonlit BV	6.875%	6/15/19	76,610	80,632
	Cedar Fair LP / Canada's Wonderland Co. / Magnum
	Management Corp.	5.375%	6/1/24	25,675	26,253
	Chrysler Group LLC / CG Co-Issuer Inc.	8.250%	6/15/21	64,265	69,567
	Dana Holding Corp.	5.375%	9/15/21	16,781	17,096
3,4	Delta Alpha Topco Bank Loan	7.750%	7/29/22	51,730	51,601
2	Family Tree Escrow LLC	5.250%	3/1/20	7,405	7,803
2	Family Tree Escrow LLC	5.750%	3/1/23	47,970	50,548
	Group 1 Automotive Inc.	5.000%	6/1/22	19,380	19,428
3,4	Ion Media Networks Bank Loan	4.750%	12/18/20	45,161	45,123
	KB Home	4.750%	5/15/19	25,825	25,857
	KB Home	8.000%	3/15/20	3,920	4,341

93

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	KB Home	7.000%	12/15/21	5,000	5,187
	KB Home	7.500%	9/15/22	6,935	7,186
	KB Home	7.625%	5/15/23	41,775	43,812
	L Brands Inc.	7.000%	5/1/20	22,210	25,430
	L Brands Inc.	6.625%	4/1/21	42,435	47,899
3,4	La Quinta Intermediate Holdings LLC Bank Loan	4.000%	4/14/21	55,916	55,986
	Neiman Marcus Group Inc.	7.125%	6/1/28	64,195	63,874
2	Netflix Inc.	5.500%	2/15/22	28,635	29,637
	Penske Automotive Group Inc.	5.750%	10/1/22	8,075	8,459
	Penske Automotive Group Inc.	5.375%	12/1/24	11,925	11,955
	Sally Holdings LLC / Sally Capital Inc.	5.750%	6/1/22	22,170	23,195
	Service Corp. International	7.625%	10/1/18	35,040	39,902
	Service Corp. International	5.375%	1/15/22	27,630	29,115
2	Shea Homes LP / Shea Homes Funding Corp.	5.875%	4/1/23	14,550	14,768
2	Shea Homes LP / Shea Homes Funding Corp.	6.125%	4/1/25	14,550	14,695
	Sonic Automotive Inc.	7.000%	7/15/22	970	1,048
	Sonic Automotive Inc.	5.000%	5/15/23	8,780	8,604
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	5.375%	3/15/22	49,010	49,378
2	ZF North America Capital Inc.	4.500%	4/29/22	15,355	15,125
2	ZF North America Capital Inc.	4.750%	4/29/25	61,220	59,843
	Consumer Noncyclical (13.1%)
2	Alere Inc.	6.375%	7/1/23	32,490	33,790
	Amsurg Corp.	5.625%	7/15/22	81,010	83,035
	ARAMARK Corp.	5.750%	3/15/20	47,640	49,724
2	Capsugel SA	7.000%	5/15/19	46,650	47,350
	CHS/Community Health Systems Inc.	7.125%	7/15/20	33,665	35,895
	CHS/Community Health Systems Inc.	5.125%	8/1/21	15,235	15,806
	CHS/Community Health Systems Inc.	6.875%	2/1/22	149,325	159,778
2	Endo Finance LLC / Endo Finco Inc.	6.000%	2/1/25	60,855	62,681
2	Endo Finance LLC / Endo Ltd. / Endo Finco Inc.	6.000%	7/15/23	72,500	75,400
2	Envision Healthcare Corp.	5.125%	7/1/22	86,215	87,724
	ExamWorks Group Inc.	5.625%	4/15/23	14,550	14,877
2	Fresenius Medical Care US Finance Inc.	5.750%	2/15/21	44,830	48,192
	Grifols Worldwide Operations Ltd.	5.250%	4/1/22	34,184	34,398
	HCA Holdings Inc.	6.250%	2/15/21	27,980	30,638
	HCA Inc.	6.500%	2/15/20	127,050	142,137
	HCA Inc.	5.875%	3/15/22	60,405	66,143
	HCA Inc.	4.750%	5/1/23	72,500	74,675
	HCA Inc.	5.875%	5/1/23	10,000	10,750
	HCA Inc.	5.375%	2/1/25	64,375	65,904
	HCA Inc.	7.690%	6/15/25	4,510	5,119
2	Hologic Inc.	5.250%	7/15/22	25,645	26,543
2	Hypermarcas SA	6.500%	4/20/21	66,837	69,924
2	IMS Health Inc.	6.000%	11/1/20	93,781	96,829
	Kinetic Concepts Inc / KCI USA Inc	10.500%	11/1/18	70,000	74,463
3,4	Lands' End, Inc. Bank Loan	4.250%	3/12/21	86,744	83,004
	LifePoint Hospitals Inc.	5.500%	12/1/21	17,661	18,367
2	MPH Acquisition Holdings LLC	6.625%	4/1/22	42,100	43,468
3,4	MPH Acquisition Holdings LLC Bank Loan	3.750%	3/31/21	33,880	33,626
	Party City Holdings Inc.	8.875%	8/1/20	105,297	113,194
2	Quintiles Transnational Holdings Inc.	4.875%	5/15/23	24,350	24,594
2	Sterigenics-Nordion Holdings LLC	6.500%	5/15/23	44,222	45,106
	Tenet Healthcare Corp.	6.250%	11/1/18	40,210	43,929
2	Tenet Healthcare Corp.	5.000%	3/1/19	43,950	44,390
2	Tenet Healthcare Corp.	5.500%	3/1/19	24,215	24,639
	Tenet Healthcare Corp.	4.750%	6/1/20	16,875	17,466
	Tenet Healthcare Corp.	4.500%	4/1/21	42,147	42,779
	Tenet Healthcare Corp.	4.375%	10/1/21	106,480	106,879
	Tenet Healthcare Corp.	8.125%	4/1/22	45,105	50,630
2	THC Escrow Corp. II	6.750%	6/15/23	11,570	12,091
3,4	US Foods Inc. Bank Loan	4.500%	3/31/17	45,738	45,852
2	VRX Escrow Corp.	6.125%	4/15/25	197,580	206,965

94

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Energy (9.5%)
	AmeriGas Finance LLC / AmeriGas Finance Corp.	6.750%	5/20/20	25,965	27,133
	AmeriGas Finance LLC / AmeriGas Finance Corp.	7.000%	5/20/22	47,695	50,557
	Antero Resources Corp.	5.375%	11/1/21	22,785	22,101
	Antero Resources Corp.	5.125%	12/1/22	53,185	50,260
2	Antero Resources Corp.	5.625%	6/1/23	14,830	14,274
	Chesapeake Energy Corp.	6.625%	8/15/20	34,575	30,945
	Chesapeake Energy Corp.	6.125%	2/15/21	1,455	1,251
	Chesapeake Energy Corp.	4.875%	4/15/22	11,561	9,307
	Concho Resources Inc.	7.000%	1/15/21	15,256	15,904
	Concho Resources Inc.	6.500%	1/15/22	19,940	20,588
	Concho Resources Inc.	5.500%	10/1/22	85,170	85,170
2	Crestwood Midstream Partners LP / Crestwood
	Midstream Finance Corp.	6.250%	4/1/23	37,610	37,234
2	DCP Midstream LLC	9.750%	3/15/19	15,000	17,179
2	DCP Midstream LLC	5.350%	3/15/20	11,125	11,194
	DCP Midstream Operating LP	4.950%	4/1/22	36,074	34,231
	DCP Midstream Operating LP	5.600%	4/1/44	26,895	23,058
3,4	Energy Future Intermediate Holding Company LLC
	Bank Loan	4.250%	6/6/16	14,500	14,548
	Energy Transfer Equity LP	7.500%	10/15/20	76,385	85,551
	Energy Transfer Equity LP	5.500%	6/1/27	78,795	77,219
	EP Energy LLC / Everest Acquisition Finance Inc.	9.375%	5/1/20	75,787	78,440
	Ferrellgas LP / Ferrellgas Finance Corp.	6.500%	5/1/21	73,031	73,031
	Harvest Operations Corp.	6.875%	10/1/17	75,600	69,552
	Kinder Morgan Inc.	7.750%	1/15/32	26,290	29,724
	Laredo Petroleum Inc.	5.625%	1/15/22	49,750	47,760
	Laredo Petroleum Inc.	7.375%	5/1/22	16,490	16,737
	Laredo Petroleum Inc.	6.250%	3/15/23	55,075	54,524
	MarkWest Energy Partners LP / MarkWest Energy
	Finance Corp.	4.875%	12/1/24	43,935	42,727
	MarkWest Energy Partners LP / MarkWest Energy
	Finance Corp.	4.875%	6/1/25	87,120	84,289
2	Matador Resources Co.	6.875%	4/15/23	22,670	23,010
2	MEG Energy Corp.	6.500%	3/15/21	16,537	15,379
2	MEG Energy Corp.	6.375%	1/30/23	30,650	27,585
2	MEG Energy Corp.	7.000%	3/31/24	47,348	43,442
	Newfield Exploration Co.	5.750%	1/30/22	10,890	10,781
	Newfield Exploration Co.	5.625%	7/1/24	13,045	12,784
2	Paragon Offshore plc	6.750%	7/15/22	31,630	9,963
2	Paragon Offshore plc	7.250%	8/15/24	22,570	6,997
	QEP Resources Inc.	6.800%	3/1/20	7,370	7,536
	QEP Resources Inc.	6.875%	3/1/21	15,540	15,695
	QEP Resources Inc.	5.375%	10/1/22	7,620	7,144
	QEP Resources Inc.	5.250%	5/1/23	4,855	4,491
	Range Resources Corp.	5.750%	6/1/21	44,365	45,030
	Range Resources Corp.	5.000%	8/15/22	16,325	15,998
2	Rice Energy Inc.	7.250%	5/1/23	21,365	20,938
	Rosetta Resources Inc.	5.625%	5/1/21	9,665	10,221
	Rosetta Resources Inc.	5.875%	6/1/22	51,885	55,387
	Rosetta Resources Inc.	5.875%	6/1/24	10,195	11,011
2	Seadrill Ltd.	6.125%	9/15/17	71,195	60,516
	SM Energy Co.	6.125%	11/15/22	22,705	22,308
2	Southern Star Central Corp.	5.125%	7/15/22	14,790	15,049
	Tesoro Corp.	5.125%	4/1/24	31,790	31,711
2	Tesoro Logistics LP / Tesoro Logistics Finance Corp.	5.500%	10/15/19	5,220	5,429
2	Tesoro Logistics LP / Tesoro Logistics Finance Corp.	6.250%	10/15/22	35,901	37,517
	WPX Energy Inc.	6.000%	1/15/22	29,315	27,629
	WPX Energy Inc.	5.250%	9/15/24	61,930	52,950
	Technology (9.0%)
2	Alcatel-Lucent USA Inc.	4.625%	7/1/17	10,000	10,300
2	Alcatel-Lucent USA Inc.	6.750%	11/15/20	25,210	27,101
	Alcatel-Lucent USA Inc.	6.450%	3/15/29	61,250	64,619

95

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Audatex North America Inc.	6.000%	6/15/21	78,106	79,278
2	Audatex North America Inc.	6.125%	11/1/23	97,715	95,883
	CDW LLC / CDW Finance Corp.	6.000%	8/15/22	118,945	124,297
	CDW LLC / CDW Finance Corp.	5.000%	9/1/23	23,480	23,304
	CDW LLC / CDW Finance Corp.	5.500%	12/1/24	15,155	15,174
	Equinix Inc.	4.875%	4/1/20	9,545	9,760
	Equinix Inc.	5.375%	4/1/23	20,864	21,073
2	First Data Corp.	7.375%	6/15/19	21,449	22,387
2	First Data Corp.	8.875%	8/15/20	16,299	17,114
2	First Data Corp.	6.750%	11/1/20	35,065	37,081
2	First Data Corp.	8.250%	1/15/21	113,800	120,486
	First Data Corp.	11.250%	1/15/21	9,927	11,019
	First Data Corp.	12.625%	1/15/21	49,375	57,152
	First Data Corp.	11.750%	8/15/21	25,435	28,869
3,4	First Data Corp. Bank Loan	3.687%	3/23/18	54,018	53,860
3,4	First Data Corp. Bank Loan	3.937%	7/8/22	41,745	41,623
	Flextronics International Ltd.	4.625%	2/15/20	22,975	23,664
	Flextronics International Ltd.	5.000%	2/15/23	29,175	29,576
2	Freescale Semiconductor Inc.	5.000%	5/15/21	36,815	37,459
2	Freescale Semiconductor Inc.	6.000%	1/15/22	22,130	23,292
3,4	Freescale Semiconductor Inc. Bank Loan	4.250%	3/1/20	99,470	99,688
2	Infor Software Parent LLC	7.125%	5/1/21	17,470	17,164
2	Infor US Inc.	6.500%	5/15/22	106,715	108,849
2,6	Iron Mountain Europe plc	6.125%	9/15/22	24,430	39,602
	Iron Mountain Inc.	5.750%	8/15/24	22,675	22,618
	NCR Corp.	4.625%	2/15/21	62,314	62,314
2	NXP BV / NXP Funding LLC	3.750%	6/1/18	37,440	37,999
2	NXP BV / NXP Funding LLC	4.125%	6/15/20	17,445	17,554
2	NXP BV / NXP Funding LLC	4.625%	6/15/22	20,800	20,592
2	NXP BV / NXP Funding LLC	5.750%	3/15/23	10,213	10,596
2	Open Text Corp.	5.625%	1/15/23	30,770	30,598
2	Sensata Technologies BV	5.625%	11/1/24	2,395	2,455
2	Sensata Technologies BV	5.000%	10/1/25	48,515	47,545
2	SS&C Technologies Holdings Inc.	5.875%	7/15/23	20,325	21,036
	SunGard Data Systems Inc.	6.625%	11/1/19	108,115	111,899
	Transportation (1.2%)
2	Avis Budget Car Rental LLC / Avis Budget Finance Inc.	5.125%	6/1/22	26,270	25,942
1	Continental Airlines 2007-1 Class B Pass Through Trust	6.903%	4/19/22	18,631	19,469
	Hertz Corp.	4.250%	4/1/18	12,745	12,984
	Hertz Corp.	6.750%	4/15/19	82,360	85,242
	Hertz Corp.	5.875%	10/15/20	20,100	20,427
	Hertz Corp.	7.375%	1/15/21	60,490	63,666
					13,684,130
Utilities (4.3%)
	Electric (4.3%)
	AES Corp.	8.000%	6/1/20	19,980	23,277
	AES Corp.	4.875%	5/15/23	25,000	23,656
	AES Corp.	5.500%	3/15/24	119,951	117,552
2	Calpine Corp.	6.000%	1/15/22	16,165	17,175
	Calpine Corp.	5.375%	1/15/23	34,775	33,992
2	Calpine Corp.	5.875%	1/15/24	9,230	9,715
	Calpine Corp.	5.750%	1/15/25	119,130	116,450
	DPL Inc.	7.250%	10/15/21	55,170	59,170
2	Dynegy Inc.	7.375%	11/1/22	65,355	67,724
	Dynegy Inc.	5.875%	6/1/23	37,655	36,055
2	Dynegy Inc.	7.625%	11/1/24	55,435	57,237
	GenOn Energy Inc.	7.875%	6/15/17	19,175	19,319
	GenOn Energy Inc.	9.500%	10/15/18	54,525	55,070
	GenOn Energy Inc.	9.875%	10/15/20	24,755	24,755
	NRG Energy Inc.	7.875%	5/15/21	5,810	6,129
	NRG Energy Inc.	6.250%	7/15/22	51,835	51,965
	NRG Energy Inc.	6.625%	3/15/23	10,000	10,150

96

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
NRG Energy Inc.	6.250%	5/1/24	47,355	46,526

				775,917

Total Corporate Bonds (Cost $16,786,164)				16,779,784

			Shares

Preferred Stocks (1.2%)
GMAC Capital Trust I Pfd.	8.125%		4,743,200	124,509
Hartford Financial Services Group Inc. Pfd.	7.875%		2,944,300	91,921
Citigroup Capital XIII Pfd.	7.875%		275,250	7,014

Total Preferred Stocks (Cost $204,781)				223,444

Other (0.0%)
MediaNews Group Inc. Warrants Exp. 03/19/2017 (Cost $27,348)			73,622	327

Temporary Cash Investments (2.7%)

			Face
			Amount
			($000)
Repurchase Agreements (1.6%)
Bank of America Securities, LLC (Dated 7/31/15,
Repurchase Value $189,802,000, collateralized by
Federal Home Loan Mortgage Corp. 4.000%, 4/1/45,
and Federal National Mortgage Assn. 3.500%-
4.500%, 7/1/41-1/1/45, with a value of $193,596,000)	0.150%	8/3/15	189,800	189,800
Bank of Montreal (Dated 7/31/15, Repurchase Value
$4,100,000, collateralized by U.S. Treasury
Note/Bond 1.500%-5.000%, 9/30/16-5/15/45, with a
value of $4,182,000)	0.130%	8/3/15	4,100	4,100
Bank of Montreal (Dated 7/31/15, Repurchase Value
$34,500,000, collateralized by Federal Home Loan
Mortgage Corp. 4.000%-5.319%, 8/1/38-8/1/44,
Federal National Mortgage Assn. 2.000%-6.000%,
11/1/19-2/1/45, Government National Mortgage Assn.
4.000%, 10/20/43, and U.S. Treasury Note/Bond
0.375%, 11/15/15, with a value of $35,190,000)	0.150%	8/3/15	34,500	34,500
RBC Capital Markets LLC (Dated 7/31/15, Repurchase
Value $29,900,000, collateralized by Federal Home
Loan Mortgage Corp. 2.229%-4.500%, 10/1/29-
6/1/45, Federal National Mortgage Assn. 2.277%-
4.000%, 4/1/27-6/1/45, and Government National
Mortgage Assn. 2.573%-4.500%, 10/20/43-6/20/65,
with a value of $30,498,000)	0.140%	8/3/15	29,900	29,900
TD Securities (USA) LLC (Dated 7/31/15, Repurchase
Value $30,700,000, collateralized by Federal National
Mortgage Assn. 3.000%, 10/1/29, with a value of
$31,314,000)	0.150%	8/3/15	30,700	30,700

				289,000
U.S. Government and Agency Obligations (1.1%)
7 Federal Home Loan Bank Discount Notes	0.085%	10/16/15	45,000	44,989
United States Treasury Bill	0.015%	9/10/15	150,000	149,994

				194,983

Total Temporary Cash Investments (Cost $483,990)				483,983

Total Investments (98.7%) (Cost $17,899,144)				17,884,976
Other Assets and Liabilities—Net (1.3%)				229,193
Net Assets (100%)				18,114,169

97

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2015

1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2015, the aggregate value of these securities was $6,097,132,000, representing 33.7% of net assets.
3	Adjustable-rate security.
4	Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At July 31, 2015, the aggregate value of these securities was $685,902,000, representing 3.8% of net assets.
5	Face amount denominated in euro.
6	Face amount denominated in British pounds.
7	The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.

98

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© 2015 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

SNA392 092015

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: September 17, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: September 17, 2015

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: September 17, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.